                                    Rule 497(c) File Nos. 33-34423 and 811-06087

PROSPECTUS
AND
APPLICATION
April 30, 2002


SALOMON BROTHERS
ASSET MANAGEMENT




SALOMON BROTHERS

       All Cap Value Fund
       Asia Growth Fund
       Balanced Fund
       California Tax Free
       Income Fund
       Capital Fund
       Cash Management Fund
       High Yield Bond Fund
       International Equity Fund
       Investors Value Fund
       Large Cap Core Equity Fund
       Large Cap Growth Fund
       Mid Cap Fund
       National Tax Free
       Income Fund
       New York Municipal
       Money Market Fund
       New York Tax Free
       Income Fund
       Small Cap Growth Fund
       Strategic Bond Fund
       U.S. Government
       Income Fund



The Securities and Exchange Commission has not approved the funds' shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS

            Fund goals, strategies and risks:

                All Cap Value Fund......................................    2
                Asia Growth Fund........................................    4
                Balanced Fund...........................................    8
                California Tax Free Income Fund.........................   12
                Capital Fund............................................   16
                Cash Management Fund....................................   19
                High Yield Bond Fund....................................   21
                International Equity Fund...............................   24
                Investors Value Fund....................................   27
                Large Cap Core Equity Fund..............................   30
                Large Cap Growth Fund...................................   32
                Mid Cap Fund............................................   35
                National Tax Free Income Fund...........................   38
                New York Municipal Money Market Fund....................   42
                New York Tax Free Income Fund...........................   45
                Small Cap Growth Fund...................................   49
                Strategic Bond Fund.....................................   52
                U.S. Government Income Fund.............................   56
            More on the funds' investments..............................   59
            Management..................................................   66
            Choosing a share class to buy...............................   70
            Buying shares and exchanging shares.........................   76
            Redeeming shares............................................   78
            Other things to know about share transactions...............   80
            Dividends, distributions and taxes..........................   82
            Financial highlights........................................   84

                                ABOUT THE FUNDS

Equity/Blend Funds           Fixed Income Funds         Money Market Funds
All Cap Value Fund           California Tax Free        Cash Management Fund
Asia Growth Fund             Income Fund                New York Municipal Money
Balanced Fund                High Yield Bond Fund       Market Fund
Capital Fund                 National Tax Free
International Equity Fund    Income Fund
Investors Value Fund         New York Tax Free
Large Cap Core               Income Fund
  Equity Fund                Strategic Bond Fund
Large Cap Growth Fund        U.S. Government Income Fund
Mid Cap Fund
Small Cap Growth Fund

                            ABOUT MUTUAL FUND RISKS

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                     Salomon Brothers Investment Series - 1

--------------------------------------------------------------------------------
 ALL CAP VALUE FUND

 INVESTMENT              The primary investment objective of the fund is to seek
 OBJECTIVE               long-term growth of capital. Current income is a secondary objective.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in common stocks and common stock
 STRATEGY                equivalents, such as preferred stocks and securities
                         convertible into common stocks, of companies the manager
                         believes are undervalued in the marketplace. While the
                         manager selects investments primarily for their capital
                         appreciation potential, secondary consideration is given to a company's dividend record and the potential for an
                         improved dividend return. The fund generally invests in
                         securities of large, well-known companies but may also
                         invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes
                         smaller companies offer more attractive value opportunities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager employs a two-step stock selection process in
 MANAGER                 its search for undervalued stocks of temporarily out of
 SELECTS THE             favor companies. First, the manager uses proprietary models
 FUND'S                  and fundamental research to try to identify stocks that are
 INVESTMENTS             underpriced in the market relative to their fundamental
                         value. Next, the manager looks for a positive catalyst in
                         the company's near term outlook which the manager believes will accelerate earnings or improve the value of the
                         company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.
                         When evaluating an individual stock, the manager looks for:
                         o Low market valuations measured by the manager's valuation models.
                         o Positive changes in earnings prospects because of factors such as:
                           o New, improved or unique products and services
                           o New or rapidly expanding markets for the company's products
                           o New management
                           o Changes in the economic, financial, regulatory or political environment particularly affecting the company
                           o Effective research, product development and marketing
                           o A business strategy not yet recognized by the marketplace.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                o Stock prices decline generally.
                         o The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be
                           incorrect.
                         o An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of
                           the company's stock.
                         o The markets strongly favor growth stocks over stocks with value characteristics.
                         o Small or medium capitalization companies fall out of favor with investors.
                         Compared to mutual funds that focus only on large
                         capitalization companies, the fund's share price may be more volatile because the fund also invests a significant portion of its assets in small and medium capitalization companies.
                         Compared to large companies, small and medium capitalization companies are more likely to have:
                         o More limited product lines.
                         o Fewer capital resources.
                         o More limited management depth.
                         Further, securities of small and medium capitalization
                         companies are more likely to:
                         o Experience sharper swings in market values.
                         o Be harder to sell at times and at prices the manager
                           believes appropriate.
                         o Offer greater potential for gains and losses.

                               All Cap Value Fund
                     Salomon Brothers Investment Series - 2

 PERFORMANCE             Because All Cap Value Fund has not been in existence for a full calendar year, the fund does not yet have a sufficient operating history to generate the performance information
                         which other funds show in bar and table form in this
                         location of the prospectus.
-------------------------------------------------------------------------------------

 FEE TABLE


-------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
                                                                                          CLASS
 INVESTMENT)                                      CLASS A   CLASS B   CLASS 2   CLASS O     Y
 Maximum sales charge on purchases                 5.75%*     None     1.00%      None      None
 Maximum deferred sales charge on redemptions       None     5.00%     1.00%      None      None

-------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

 Management fees                                   0.75%     0.75%     0.75%     0.75%     0.75%

-------------------------------------------------------------------------------------------------

 Distribution and service (12b-1) fee              0.25%     1.00%     1.00%      None      None
 Other expenses**                                  1.61%     1.61%     1.61%     1.61%     1.61%

-------------------------------------------------------------------------------------------------

 Total annual fund operating expenses**            2.61%     3.36%     3.36%     2.36%     2.36%

 *  If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
    Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
    but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 ** Other expenses and total annual fund operating expenses are based on estimated expenses for the fiscal year ending December 31, 2001.

                                                                                                    FEES AND EXPENSES
                                                                                                    This table sets forth
                                                                                                    the fees and expenses
                                                                                                    you will pay if you
                                                                                                    invest in shares of the
                                                                                                    fund.
                                                                                                    Because of voluntary
                                                                                                    waivers and/or
                                                                                                    reimbursements, actual
                                                                                                    total annual fund
                                                                                                    operating expenses are
                                                                                                    expected to be:
                                                                                                    Class A: 1.50%
                                                                                                    Class B: 2.25%
                                                                                                    Class 2: 2.25%
                                                                                                    Class O: 1.25%
                                                                                                    Class Y: 1.25%
                                                                                                    These waivers and/or
                                                                                                    reimbursements may be
                                                                                                    reduced or terminated
                                                                                                    at any time.

---------------------------------------------------------------------------------------------------------------------------

 EXAMPLE

---------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                          1 YEAR      3 YEARS
 Your costs would be

 Class A                                                        $824       $1,340
---------------------------------------------------------------------------------

 Class B (redemption at end of period)                           839        1,333

 Class B (no redemption)                                         339        1,033
---------------------------------------------------------------------------------

 Class 2 (redemption at end of period)                           535        1,123

 Class 2 (no redemption)                                         435        1,123
---------------------------------------------------------------------------------

 Class O                                                         239          736

 Class Y                                                         239          736

                                                                                      This example helps you
                                                                                      compare the cost of
                                                                                      investing in the fund
                                                                                      with other mutual
                                                                                      funds. Your actual cost
                                                                                      may be higher or lower.

  The example assumes:  You invest $10,000 for the period shown
                        You reinvest all distributions and dividends without a sales charge
                        The fund's operating expenses remain the same Your investment has a 5% return each year
                        You redeem your shares at the end of the period (unless otherwise indicated)

                               All Cap Value Fund
                     Salomon Brothers Investment Series - 3

--------------------------------------------------------------------------------

 ASIA GROWTH FUND

 INVESTMENT              The fund seeks long-term capital appreciation.
 OBJECTIVE
-------------------------------------------------------------------------------------

 PRINCIPAL INVESTMENT    The fund invests primarily in equity and equity-related
 STRATEGY                securities of 'Asian companies.' Under normal circumstances, the fund invests at least 80% of its assets in these
                         securities and related investments. The fund considers
                         'Asian companies' to include companies that are organized
                         under the laws of any country in the Asian region other than
                         Japan, Australia and New Zealand. The fund also considers
                         companies to be 'Asian companies' if Salomon Brothers Asia
                         Pacific Limited, the fund's subadviser, determines that
                         they: (i) derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian countries; (ii) maintain at least 50% of their assets in one or more of the Asian
                         countries; or (iii) have securities which are traded
                         principally on the stock exchange in an Asian country. The fund is not limited in the amount of assets it can allocate to one or more Asian countries. Equity and equity related
                         securities include common and preferred stock, bonds
                         convertible into common and preferred stock, equity-linked debt securities, and American, Global or other types of
                         Depositary Receipts.
-------------------------------------------------------------------------------------

 HOW THE                 In selecting portfolio securities, the subadviser seeks to
 SUBADVISER              identify specific industries and companies which offer the
 SELECTS THE             best relative potential for long-term capital appreciation
 FUND'S                  across Asian markets. Individual country weights compared to
 INVESTMENTS             the benchmark (the MSCI AC Asia Free Ex-Japan Index) are
                         managed tactically using fundamental and quantitative
                         analysis. In seeking to identify individual companies within
                         Asian industries, the subadviser tends to focus on companies that have the greatest growth potential and have strong cash flows.

                         In evaluating specific industries and country weighting, the subadviser considers macroeconomic factors such as
                         government policies, market liquidity, industry
                         competitiveness and business trends in an effort to identify an optimal allocation of assets among sectors and countries.
                         The subadviser then employs a combination of quantitative
                         and traditional fundamental analysis to identify individual companies within these industries which exhibit strong
                         returns on equity, positive cash flows and favorable
                         price-to-earnings ratios.

                         Please note that the fund has higher portfolio turnover than many other funds. Higher turnover increases transaction
                         costs and may result in early recognition of taxable gains.

                                Asia Growth Fund
                     Salomon Brothers Investment Series - 4

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:
 Investments in Asian    o Asian securities markets decline.
 companies involve a     o Economic, political or social instabilities significantly
 substantial risk of       disrupt the principal financial markets in the Asian region.
 loss.                   o Factors creating volatility in one Asian country or emerging
 The fund is not           market negatively impact securities values or trading in
 diversified, which        countries in the region.
 means that it can       o The U.S. dollar appreciates against Asian currencies.
 invest a higher         o One or more governments in the region imposes restrictions
 percentage of its         on currency conversion or trading.
 assets in any one       o Asian economies grow at a slower rate than expected or
 issuer than a             experience a downturn or recession.
 diversified fund.       o In changing markets, the fund is unable to sell securities
 Also, the fund may        in desired amounts or at prices it considers reasonable.
 invest more than 25%    o The manager's judgment about the attractiveness, relative
 of its assets in any      value or potential appreciation of a particular sector or
 Asian country. Being      stock proves to be incorrect.
 non-diversified and
 not having a limit in
 its allocation of
 assets among Asian
 countries may magnify
 the fund's losses from
 events affecting a
 particular issuer or
 country.

                                Asia Growth Fund
                     Salomon Brothers Investment Series - 5

 PERFORMANCE

 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 47.67% in 4th quarter 1999;
 Lowest:  - 28.96% in 2nd quarter
 1998.




Calendar years                  % Total
ended December 31                Return
-----------------               -------
1997                               -25.55
1998                               -13.10
1999                                94.92
2000                               -33.07
2001                               -11.87
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


---------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

---------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                                           Since*
                                                               1 Year        5 Years     Inception

---------------------------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                          - 16.96%       - 6.86%     - 5.24%

   Return After Taxes on Distributions                          - 17.50%       - 7.17%     - 5.65%

   Return After Taxes on Distributions and Sale of Fund         - 10.33%       - 5.44%     - 4.24%
   Shares

---------------------------------------------------------------------------------------------------------
 Other Classes

 Class B                                                        - 16.71%       - 6.78%     - 5.10%

---------------------------------------------------------------------------------------------------------
 Class 2'D'                                                     - 14.07%       - 6.58%     - 5.08%

---------------------------------------------------------------------------------------------------------
 Class O                                                        - 11.42%       - 5.47%     - 3.98%

---------------------------------------------------------------------------------------------------------
 MSCI AC Asia Free Ex-Japan Index                                - 3.84%      - 10.80%     - 9.88%

 'D' formerly Class C
 * The inception date is May 6, 1996.

                                                                                                      COMPARATIVE
                                                                                                      PERFORMANCE
                                                                                                      This table compares the
                                                                                                      before- and after-tax
                                                                                                      average annual total
                                                                                                      return of the fund's
                                                                                                      Class A shares for the
                                                                                                      periods shown with that
                                                                                                      of the MSCI AC Asia
                                                                                                      Free Ex-Japan Index
                                                                                                      ('MSCI Index'), a
                                                                                                      broad-based unmanaged
                                                                                                      index of Asian stocks.
                                                                                                      After-tax returns for
                                                                                                      all other classes will
                                                                                                      vary. After-tax returns
                                                                                                      are calculated using
                                                                                                      the highest historical
                                                                                                      individual federal
                                                                                                      marginal income tax
                                                                                                      rates and do not
                                                                                                      reflect the impact of
                                                                                                      state and local taxes.
                                                                                                      Actual after-tax
                                                                                                      returns depend upon an
                                                                                                      individual investor's
                                                                                                      tax situation and may
                                                                                                      differ from those
                                                                                                      shown. After-tax
                                                                                                      returns shown are not
                                                                                                      relevant to investors
                                                                                                      who hold their fund
                                                                                                      shares through
                                                                                                      tax-deferred
                                                                                                      arrangements such as
                                                                                                      401(k) plans or
                                                                                                      individual retirement
                                                                                                      accounts. This table
                                                                                                      also compares the
                                                                                                      before-tax average
                                                                                                      annual total returns of
                                                                                                      the other fund classes
                                                                                                      with the MSCI Index.
                                                                                                      The fund's past
                                                                                                      performance, before and
                                                                                                      after taxes, is not
                                                                                                      necessarily an
                                                                                                      indication of how the
                                                                                                      fund will perform in
                                                                                                      the future.

                                Asia Growth Fund
                     Salomon Brothers Investment Series - 6

 FEE TABLE

----------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                  5.75%*     None     1.00%       None
 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None

----------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                  0.80%     0.80%     0.80%      0.80%

----------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee             0.25%     1.00%     1.00%       None
   Other expenses                                   2.70%     1.93%     2.02%      1.63%

----------------------------------------------------------------------------------------
   Total annual fund operating expenses             3.75%     3.73%     3.82%      2.43%
 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because some of
                                                                                              the fund's expenses
                                                                                              were waived or
                                                                                              reimbursed, actual
                                                                                              total operating
                                                                                              expenses for the prior
                                                                                              year were:
                                                                                              Class  A: 1.27%
                                                                                              Class  B: 1.97%
                                                                                              Class  2: 1.97%
                                                                                              Class O: 0.99%
                                                                                              These waivers and/or
                                                                                              reimbursements may be
                                                                                              reduced or terminated
                                                                                              at any time.
---------------------------------------------------------------------------------------------------------------------

 EXAMPLE

-----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $931     $1,655    $2,398      $4,338

-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)               875      1,440     2,125       3,982
 Class B (no redemption)                             375      1,140     1,925       3,982

-----------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               580      1,255     2,047       4,113
 Class 2 (no redemption)                             480      1,255     2,047       4,113

-----------------------------------------------------------------------------------------
 Class O                                             246        758     1,296       2,766
 The example assumes: o You invest $10,000 for the period shown
                      o You reinvest all distributions and dividends without a sales charge
                      o The fund's operating expenses remain the same
                      o Your investment has a 5% return each year
                      o You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                                Asia Growth Fund
                     Salomon Brothers Investment Series - 7

--------------------------------------------------------------------------------
 BALANCED FUND

 INVESTMENT              The fund seeks to obtain above average income (compared to a
 OBJECTIVE               portfolio invested in equity securities). The fund's
                         secondary objective is to take advantage of opportunities
                         for growth of capital and income.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests in a broad range of equity and fixed income
 INVESTMENT              securities of both U.S. and foreign issuers. The fund varies
 STRATEGY                its allocations between equity and fixed income securities depending on the manager's view of economic and market
                         conditions, fiscal and monetary policy and security values.
                         However, under normal market conditions at least 40% of the fund's assets are allocated to equity securities.

                         CREDIT QUALITY: The fund's investments in non-convertible
                         fixed-income securities are primarily investment grade, but the fund may invest up to 20% of its assets in
                         nonconvertible fixed income securities rated below
                         investment grade by a recognized rating agency or in unrated securities of equivalent quality. Securities rated below
                         investment grade are commonly referred to as 'junk bonds.'
                         The fund may invest in convertible securities without limit as to credit quality and amount.

                         MATURITY: The fund's investments in fixed-income securities may be of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting stocks for investment, the manager applies a
 MANAGER                 bottom-up analysis, focusing on companies with:
 SELECTS THE             o Large market capitalizations.
 FUND'S                  o Favorable dividend yields and price-to-earnings ratios.
 INVESTMENTS             o Stocks that historically have been less volatile than the market as a whole.
                         o Strong balance sheets.
                         o A catalyst for appreciation and restructuring potential, product innovation or new development.

                         The manager considers both macroeconomic and issuer specific factors in selecting debt securities for its portfolio. In assessing the appropriate maturity, rating and sector
                         weighting of the fund's portfolio, the manager considers a variety of macroeconomic factors that are expected to
                         influence economic activity and interest rates. These
                         factors include fundamental economic indicators, Federal
                         Reserve monetary policy and the relative value of the U.S.
                         dollar compared to other currencies. Once the manager
                         determines the preferable portfolio characteristic, the
                         manager selects individual securities based upon the terms of the securities (such as yields compared to U.S.
                         Treasuries or comparable issuers), liquidity and rating, and sector and issuer diversification. The manager also employs fundamental research and due diligence to assess an
                         issuer's:

                         o Credit quality taking into account financial condition and profitability.
                         o Future capital needs.
                         o Potential for change in rating and industry outlook.
                         o Management's ability to be competitive in its particular industry.

                                 Balanced Fund
                     Salomon Brothers Investment Series - 8

 PRINCIPAL               While investing in a mix of equity and debt securities can
 RISKS OF                bring added benefits, it may also involve additional risks.
 INVESTING IN            Investors could lose money in the fund or the fund may not
 THE FUND                perform as well as other investments if any of the following occurs:

                         o U.S. stock markets decline.
                         o An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
                         o Large capitalization stocks fall out of favor with
                           investors.
                         o The manager's judgment about the attractiveness, growth
                           prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                         The fund also has risks associated with investing in bonds.
                         The fund could also lose money or underperform other
                         investments if:

                         o Interest rates go up, causing the prices of fixed-income securities to decline and reducing the value of the fund's investments.
                         o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its
                           credit rating downgraded.
                         o During periods of declining interest rates, the issuer of a security exercises its option to prepay earlier than
                           scheduled, forcing the fund to reinvest in lower yielding
                           securities. This is known as call or prepayment risk.
                         o During periods of rising interest rates, the average life of certain types of securities is extended because of slower
                           than expected principal payments.
                         This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

                                 Balanced Fund
                     Salomon Brothers Investment Series - 9

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
 7.98% in 2nd quarter 1999;
 Lowest:  - 7.23% in 3rd quarter
 1999.

                                          Calendar years         % Total
                                          ended December 31      Return
                                          -----------------      -------
                                            1996                  18.33
                                            1997                  19.05
                                            1998                   6.36
                                            1999                   3.21
                                            2000                   7.93
                                            2001                   0.96
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


--------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
 OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

--------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)

                                                                                     Since*
                                                                1 year      5 years  Inception

--------------------------------------------------------------------------------------------------------
 Class A
    Return Before Taxes                                           - 4.82%    6.06%      8.72%

    Return After Taxes on Distributions                           - 6.46%    3.72%      6.37%

    Return After Taxes on Distributions and Sale                  - 2.90%    3.80%      6.00%
    of Fund Shares

--------------------------------------------------------------------------------------------------------
 Other Classes

 Class B                                                          - 4.53%    6.20%      8.92%

--------------------------------------------------------------------------------------------------------
 Class 2'D'                                                       - 1.74%    6.29%      8.76%

--------------------------------------------------------------------------------------------------------
 Class O                                                            1.25%    7.56%     10.08%

--------------------------------------------------------------------------------------------------------
 S&P 500 Index                                                   - 11.88%   10.70%     13.39%

 SSB Broad Investment Grade Bond Index                              8.52%    7.43%      7.26%

                                                                                                  COMPARATIVE
                                                                                                  PERFORMANCE
                                                                                                  This table compares the
                                                                                                  before- and after-tax
                                                                                                  average annual total
                                                                                                  return of the fund's
                                                                                                  Class A shares for the
                                                                                                  periods shown with that
                                                                                                  of the S&P 500 Stock
                                                                                                  Index ('S&P 500
                                                                                                  Index'), a broad-based
                                                                                                  unmanaged index of
                                                                                                  widely held common
                                                                                                  stocks, and the Salomon
                                                                                                  Smith Barney Broad
                                                                                                  Investment Grade Bond
                                                                                                  Index ('SSB Big
                                                                                                  Index'), a broad-based
                                                                                                  unmanaged index of
                                                                                                  corporate bonds.
                                                                                                  After-tax returns for
                                                                                                  all other classes will
                                                                                                  vary. After-tax returns
                                                                                                  are calculated using
                                                                                                  the highest historical
                                                                                                  individual federal
                                                                                                  marginal income tax
                                                                                                  rates and do not
                                                                                                  reflect the impact of
                                                                                                  state and local taxes.
                                                                                                  Actual after-tax
                                                                                                  returns depend upon an
                                                                                                  individual investor's
                                                                                                  tax situation and may
                                                                                                  differ from those
                                                                                                  shown. After-tax
                                                                                                  returns shown are not
                                                                                                  relevant to investors
                                                                                                  who hold their fund
                                                                                                  shares through tax-
                                                                                                  deferred arrangements
                                                                                                  such as 401(k) plans or
                                                                                                  individual retirement
                                                                                                  accounts. This table
                                                                                                  also compares the
                                                                                                  before-tax average
                                                                                                  annual total returns of
                                                                                                  the other fund classes
                                                                                                  with the S&P 500 Index
                                                                                                  and SSB Big Index. The
                                                                                                  fund's past
                                                                                                  performance, before and
                                                                                                  after taxes, is not
                                                                                                  necessarily an
                                                                                                  indication of how the
                                                                                                  fund will perform in
                                                                                                  the future.

 'D' formerly Class C
 *The inception date is September 11, 1995.


                                 Balanced Fund
                    Salomon Brothers Investment Series - 10

 FEE TABLE

----------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O
 *Maximum sales charge on purchases                 5.75%*     None     1.00%       None
  Maximum deferred sales charge on redemptions       None     5.00%     1.00%       None

----------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                  0.55%     0.55%     0.55%      0.55%

----------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee             0.25%     1.00%     1.00%       None
   Other expenses                                   0.45%     0.33%     0.29%      0.24%

----------------------------------------------------------------------------------------
   Total annual fund operating expenses             1.25%     1.88%     1.84%      0.79%
 * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because some of
                                                                                              the fund's expenses
                                                                                              were waived, actual
                                                                                              total operating
                                                                                              expenses for the prior
                                                                                              year were:
                                                                                              Class  A: 0.95%
                                                                                              Class  B: 1.70%
                                                                                              Class  2: 1.70%
                                                                                              Class O: 0.70%
                                                                                              This waiver may be
                                                                                              reduced or terminated
                                                                                              at any time.

---------------------------------------------------------------------------------------------------------------------

 EXAMPLE

-----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $695      $949     $1,222      $1,999

-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)               691       891      1,216       1,964
 Class B (no redemption)                             191       591      1,016       1,964

-----------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               385       673      1,086       2,237
 Class 2 (no redemption)                             285       673      1,086       2,237

-----------------------------------------------------------------------------------------
 Class O                                              81       252        439         978
 The example assumes: o You invest $10,000 for the period shown
                      o You reinvest all distributions and dividends without a sales charge
                      o The fund's operating expenses remain the same
                      o Your investment has a 5% return each year
                      o You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                                 Balanced Fund
                    Salomon Brothers Investment Series - 11

--------------------------------------------------------------------------------
 CALIFORNIA TAX FREE INCOME FUND

 INVESTMENT              The fund seeks to generate high levels of current income
 OBJECTIVE               exempt from federal and California personal income taxes and to preserve the value of its shareholders' investment.
                         This objective may be changed without shareholder
                         approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in investment grade municipal
 STRATEGY                obligations that pay interest that is exempt from federal
                         income tax, including the federal alternative minimum tax, and from California personal income taxes. Under normal
                         market conditions, the fund invests at least 80% of its
                         assets in these municipal obligations. Issuers of these
                         obligations are usually located in California, but the
                         obligations can also be issued by Puerto Rico and other U.S.
                         territories. Municipal obligations are debt securities
                         issued by states, cities, towns and other public entities
                         and qualifying issuers. The fund may invest directly in
                         municipal obligations or in participation or other interests in municipal obligations.

                         Subject to this 80% policy, the fund may purchase other
                         municipal obligations whose interest may be subject to
                         California personal income taxes or federal alternative
                         minimum taxes. The fund may also invest in short-term debt securities that pay interest that is subject to both federal and California personal income taxes.

                         The fund may use futures contracts, a common form of
                         derivative, in order to protect (or 'hedge') against changes in interest rates or to manage the maturity or duration of fixed income securities.

                         MATURITY: The fund may invest in bonds with any maturity.
                         However, the fund's dollar-weighted average maturity is
                         normally expected to be in a long-term range (between 10 and
                         30 years). For strategic purposes, however, the fund may
                         invest so that the average dollar-weighted maturity of the securities held by the fund is under 10 years.
-------------------------------------------------------------------------------------
 HOW THE                 The fund is managed by employing a combination of
 MANAGER                 qualitative and quantitative analysis. The manager decides
 SELECTS THE             which securities to purchase by first developing an interest
 FUND'S                  rate forecast and analysis of general economic conditions
 INVESTMENTS             for the United States as a whole, with a particular focus on
                         California. Then the manager compares specific sectors to
                         identify broad segments of the municipal market poised to
                         benefit in this environment. The manager also closely
                         studies the yields and other characteristics of specific
                         issues to identify attractive opportunities. The manager
                         seeks to add value by investing in a range of municipal
                         bonds, representing different market sectors, structures and maturities. The manager uses this same approach when
                         deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the
                         security no longer fits within the manager's overall
                         strategies for achieving the fund's investment objective.

                        California Tax Free Income Fund
                    Salomon Brothers Investment Series - 12

 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments if
 INVESTING IN            any of the following occurs:
 THE FUND                o Interest rates go up, causing the prices of fixed income
 The fund invests a        securities to decline and reducing the value of the fund's
 high percentage of its    investments.
 assets in municipal     o The issuer of a security owned by the fund defaults on its
 obligations of issuers    obligation to pay principal and/or interest or has its
 located in California.    credit rating downgraded.
 In addition, the fund   o During periods of declining interest rates, the issuer of a
 is not diversified,       security prepays principal earlier than scheduled, forcing
 which means that it       the fund to reinvest in lower yielding securities. This is
 can invest a              known as call or prepayment risk.
 relatively high         o During periods of rising interest rates, the issuer of a
 percentage of its         security prepays principal later than is expected, which
 assets in the             effectively lengthens the maturities of the affected
 obligations of a          securities, making them more sensitive to interest rate
 limited number of         changes and the fund's share price more volatile. This is
 issuers. As a result,     known as extension risk.
 the fund may be         o The manager's judgment about the attractiveness, value or
 adversely affected by     credit quality of a particular security or interest rate
 a particular single       trends proves to be incorrect.
 economic, business,      You should be aware that California has experienced
 regulatory or            difficulties in recent years and is currently experiencing
 political event and in   an economic downturn, declining revenues and budget
 particular, events       shortfalls. California has experienced a severe energy
 that adversely affect    problem which could recur. Disruptions in energy supply, and
 issuers in California.   costs of addressing the energy problem, as well as the
 You should consider      state's current economic downturn could cause the fund to
 the greater risk         lose money. If the fund has difficulty finding high quality
 inherent in these        California municipal obligations to purchase, the amount of
 policies when compared   the fund's income that is subject to California taxes could
 with a more              increase.
 diversified mutual       It is possible that some of the fund's distributions may be
 fund.                    subject to California state and local taxation and federal income or alternative minimum taxation.

                        California Tax Free Income Fund
                    Salomon Brothers Investment Series - 13

 PERFORMANCE

 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 4.96% in 4th quarter 2000;
 Lowest:  - 2.97% in 2nd quarter
 1999.
                                          Calendar years      % Total
                                          ended December 31    Return
                                          -----------------   -------
                                            1999                -2.54
                                            2000                14.33
                                            2001                 2.83
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


--------------------------------------------------------------------------------

 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

-------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                             SINCE*
                                                                 1 YEAR     INCEPTION

--------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                           - 2.06%       3.19%

   Return After Taxes on Distributions                           - 2.06%       3.19%

   Return After Taxes on Distributions                             0.32%       3.36%
   and Sale of Fund Shares

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
 Other Classes

 Class B**                                                           n/a         n/a

--------------------------------------------------------------------------------------
 Class 2***                                                          n/a         n/a

--------------------------------------------------------------------------------------
 Class O***                                                          n/a         n/a

 Lehman California 4 Years Plus Index                              5.02%        ****

  *   The inception date for Class A shares is November 2, 1998; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to
      Class A shares. The inception date for Class B shares is October 5, 2001.

  **  Class B shares were not outstanding for the full calendar year.

  *** No Class 2 or O shares were outstanding during the calendar year ended
      December 31, 2001.

 **** Information for this period is not available.

                                                                                          COMPARATIVE
                                                                                          PERFORMANCE
                                                                                          This table compares the
                                                                                          before- and after-tax
                                                                                          average annual total
                                                                                          return of the fund's
                                                                                          Class A shares for the
                                                                                          periods shown with that
                                                                                          of the Lehman
                                                                                          California 4 Years Plus
                                                                                          Index, a broad-based
                                                                                          unmanaged index of
                                                                                          California municipal
                                                                                          bonds with a maturity
                                                                                          of greater than 4
                                                                                          years. After-tax
                                                                                          returns for all other
                                                                                          classes will vary.
                                                                                          After-tax returns are
                                                                                          calculated using the
                                                                                          highest historical
                                                                                          individual federal
                                                                                          marginal income tax
                                                                                          rates and do not
                                                                                          reflect the impact of
                                                                                          state and local taxes.
                                                                                          Actual after-tax
                                                                                          returns depend upon an
                                                                                          individual investor's
                                                                                          tax situation and may
                                                                                          differ from those
                                                                                          shown. After-tax
                                                                                          returns shown are not
                                                                                          relevant to investors
                                                                                          who hold their fund
                                                                                          shares through
                                                                                          tax-deferred
                                                                                          arrangements such as
                                                                                          401(k) plans or
                                                                                          individual retirement
                                                                                          accounts. This table
                                                                                          also compares the
                                                                                          before-tax average
                                                                                          annual total returns of
                                                                                          the other fund classes
                                                                                          with the Lehman
                                                                                          California 4 Years Plus
                                                                                          Index. The fund's past
                                                                                          performance, before and
                                                                                          after taxes, is not
                                                                                          necessarily an
                                                                                          indication of how the
                                                                                          fund will perform in
                                                                                          the future.

                        California Tax Free Income Fund
                    Salomon Brothers Investment Series - 14

 FEE TABLE

-----------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                 4.75%*      None     1.00%       None
 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None

-----------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                  0.50%     0.50%     0.50%      0.50%

-----------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee             0.25%     1.00%     0.75%       None
   Other expenses                                   1.68%     1.68%     1.68%      1.68%

-----------------------------------------------------------------------------------------
   Total annual fund operating expenses             2.43%     3.18%     2.93%      2.18%
  *If you buy Class A shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but, if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because some of
                                                                                              the fund's expenses
                                                                                              were waived or
                                                                                              reimbursed, actual
                                                                                              total operating
                                                                                              expenses for the prior
                                                                                              year were:
                                                                                              Class  A: 0.80%
                                                                                              Class  B: 1.55%
                                                                                              Class  2: 1.30%
                                                                                              Class O: 0.55%
                                                                                              These waivers and/or
                                                                                              reimbursements may be
                                                                                              reduced or terminated
                                                                                              at any time.
---------------------------------------------------------------------------------------------------------------------

 EXAMPLE

------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $709     $1,197    $1,709      $3,110

------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               821      1,280     1,764       3,232
 Class B (no redemption)                             321        980     1,664       3,232

------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               493        998     1,627       3,319
 Class 2 (no redemption)                             393        998     1,627       3,319

------------------------------------------------------------------------------------------
 Class O                                             221        682     1,169       2,513
 The example assumes: o You invest $10,000 for the period shown
                      o You reinvest all distributions and dividends without a sales charge
                      o The fund's operating expenses remain the same
                      o Your investment has a 5% return each year
                      o You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                        California Tax Free Income Fund
                    Salomon Brothers Investment Series - 15

--------------------------------------------------------------------------------
 CAPITAL FUND

 INVESTMENT              The fund seeks capital appreciation through investment in
 OBJECTIVE               securities which the manager believes have above-average
                         capital appreciation potential.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in equity securities of U.S.
 STRATEGY                companies. These companies typically range in size from
                         established large capitalization companies to medium size
                         companies. However, the fund may also invest in small
                         capitalization companies at the beginning of their life
                         cycles.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager seeks to identify those
 FUND'S                  companies which offer the greatest potential for capital
 INVESTMENTS             appreciation through careful fundamental analysis of each
                         company and its financial characteristics. The manager
                         evaluates companies of all sizes but emphasizes those with market capitalizations above $1 billion.
                         In selecting individual companies for investment, the
                         manager looks for the following:
                         o Security prices which appear to undervalue the company's assets or do not adequately reflect factors such as
                           favorable industry trends, lack of investor recognition or the short-term nature of earnings declines.
                         o Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's securities.
                         o Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may
                           enhance future earnings.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if any
 THE FUND                of the following occurs:
                         o U.S. stock markets decline.
                         o An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's securities.
                         o The manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector or
                           security proves to be incorrect.
                         o There is greater volatility of share price because of the fund's ability to invest in small and medium capitalization companies. Investing in small and medium capitalization
                           companies involves a substantial risk of loss. Compared to large cap companies, small and medium cap companies and the market for their securities are more likely to:
                         o Be more sensitive to changes in earnings results and
                           investor expectations.
                         o Have more limited product lines, capital resources and
                           management depth.
                         o Experience sharper swings in market values.
                         o Be harder to sell at the times and prices the manager
                           believes appropriate.
                         o Offer greater potential for gain and loss.
                         The fund is not diversified, which means that it is
                         permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified
                         may magnify the fund's losses from events affecting a
                         particular issuer. However, the manager seeks to diversify the fund's investments across industries, which may help
                         reduce this risk.

                                  Capital Fund
                    Salomon Brothers Investment Series - 16

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 22.50% in 4th quarter 1998;
 Lowest:  - 13.09% in 3rd
 quarter 2001.
                                           Calendar years       % Total
                                           ended December 31    Return
                                           -----------------    -------
                                             1992                4.71
                                             1993               17.17
                                             1994              -14.16
                                             1995               34.88
                                             1996               33.34
                                             1997               26.76
                                             1998               23.83
                                             1999               23.44
                                             2000               19.20
                                             2001                2.00
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B
                                                                                   and 2 shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses and
                                                                                   sales charges.


----------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

----------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                                         Since*
                                                         1 Year   5 Years   10 Years    Inception

----------------------------------------------------------------------------------------------------------------------------
 Class O

   Return Before Taxes                                    2.00%   18.69%    16.13%            n/a

   Return After Taxes on Distributions                    0.86%   14.36%    11.86%            n/a

   Return After Taxes on Distributions                    1.37%   13.62%    11.44%            n/a
   and Sale of Fund Shares

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 Other Classes

 Class A                                                - 4.24%   17.00%       n/a         18.11%

----------------------------------------------------------------------------------------------------------------------------
 Class B                                                - 4.12%   17.29%       n/a         18.48%

----------------------------------------------------------------------------------------------------------------------------
 Class 2'D'                                             - 1.14%   17.25%       n/a         18.34%

----------------------------------------------------------------------------------------------------------------------------
 Class Y                                                    n/a      n/a       n/a             **

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 Russell 3000 Index                                     - 11.46    10.14     12.64            n/a

  'D' formerly Class C                                                                                  COMPARATIVE
  *   The inception date for Class O shares is December 17, 1976. The inception date for Class A, B     PERFORMANCE
      and 2 shares is November 1, 1996; the inception date for Class Y shares is January 31, 2001.
  **  Class Y Shares were not outstanding for the full calendar year.
                                                                                                     This table compares the
                                                                                                     before- and after-tax
                                                                                                     average annual total
                                                                                                     return of the fund's
                                                                                                     Class O shares for the
                                                                                                     periods shown with that
                                                                                                     of the Russell 3000
                                                                                                     Index, a broad-based
                                                                                                     unmanaged
                                                                                                     capitalization-weighted
                                                                                                     index of large
                                                                                                     capitalization
                                                                                                     companies. After-tax
                                                                                                     returns for all other
                                                                                                     classes will vary.
                                                                                                     After-tax returns are
                                                                                                     calculated using the
                                                                                                     highest historical
                                                                                                     individual federal
                                                                                                     marginal income tax
                                                                                                     rates and do not
                                                                                                     reflect the impact of
                                                                                                     state and local taxes.
                                                                                                     Actual after-tax
                                                                                                     returns depend upon an
                                                                                                     individual investor's
                                                                                                     tax situation and may
                                                                                                     differ from those
                                                                                                     shown. After-tax
                                                                                                     returns shown are not
                                                                                                     relevant to investors
                                                                                                     who hold their fund
                                                                                                     shares through
                                                                                                     tax-deferred
                                                                                                     arrangements such as
                                                                                                     401(k) plans or
                                                                                                     individual retirement
                                                                                                     accounts. This table
                                                                                                     also compares the
                                                                                                     before-tax average
                                                                                                     annual total returns of
                                                                                                     the other fund classes
                                                                                                     with the Russell 3000
                                                                                                     Index. The fund's past
                                                                                                     performance, before and
                                                                                                     after taxes, is not
                                                                                                     necessarily an
                                                                                                     indication of how the
                                                                                                     fund will perform in
                                                                                                     the future.

                                  Capital Fund
                    Salomon Brothers Investment Series - 17

 FEE TABLE

-----------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                CLASS A   CLASS B   CLASS 2   CLASS O      CLASS Y
 Maximum sales charge on purchases           5.75%*     None     1.00%       None         None
 Maximum deferred sales charge on             None     5.00%     1.00%       None         None
 redemptions

-----------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                           0.60%     0.60%     0.60%      0.60%        0.60%

-----------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee      0.25%     1.00%     1.00%       None         None
   Other expenses                            0.22%     0.26%     0.24%      0.07%        0.06%

-----------------------------------------------------------------------------------------------------
   Total annual fund operating expenses      1.07%     1.86%     1.84%      0.67%        0.66%
  *If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                  FEES AND EXPENSES
                                                                                                  This table sets forth
                                                                                                  the fees and expenses
                                                                                                  you will pay if you
                                                                                                  invest in shares of the
                                                                                                  fund.

-------------------------------------------------------------------------------------------------------------------------

 EXAMPLE

--------------------------------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                              $678     $896     $1,131      $1,806
--------------------------------------------------------------------------------------------------

 Class B (redemption at end of period)                 689      885      1,206       1,880

 Class B (no redemption)                               189      585      1,006       1,880
--------------------------------------------------------------------------------------------------

 Class 2 (redemption at end of period)                 385      673      1,086       2,237

 Class 2 (no redemption)                               285      673      1,086       2,237
--------------------------------------------------------------------------------------------------

 Class O                                                68      214        373         835

 Class Y                                                67      211        368         822
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       You redeem your shares at the end of the period (unless otherwise indicated)

                                  Capital Fund
                    Salomon Brothers Investment Series - 18

--------------------------------------------------------------------------------

 CASH MANAGEMENT FUND

 INVESTMENT              The fund seeks as high a level of current income as is
 OBJECTIVE               consistent with liquidity and stability of principal.

-------------------------------------------------------------------------------------

 PRINCIPAL               The fund is a money market fund that invests in high
 INVESTMENT              quality, U.S. dollar denominated short-term debt securities.
 STRATEGY                The fund may invest in all types of money market instruments including U.S. government securities, short-term debt
                         securities, commercial paper, variable rate demand notes,
                         certificates of deposit, bankers' acceptances,
                         mortgage-backed and asset-backed securities, repurchase
                         agreements and fixed time deposits. While the fund invests primarily in securities of U.S. issuers, the fund may also invest in U.S. dollar denominated obligations of foreign
                         governmental and corporate issuers. The debt instruments in which the fund invests may have fixed or variable rates of interest. The fund normally maintains at least 25% of its
                         assets in bank obligations.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in
                         securities rated in the highest short term rating category, or if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having, or that are deemed to have, remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

-------------------------------------------------------------------------------------

 HOW THE                 In selecting investments for the fund, the manager looks
 MANAGER                 for:
 SELECTS THE             o Eligible issuers with the most desirable credit quality.
 FUND'S                  o The best relative values based on an analysis of yield,
 INVESTMENTS               price, interest rate sensitivity and credit quality.
                         o Maturities consistent with the manager's outlook for
                           interest rates.

-------------------------------------------------------------------------------------

 PRINCIPAL RISKS         Although the fund seeks to preserve the value of an
 OF INVESTING IN         investment at $1.00 per share, it is possible to lose money
 THE FUND                by investing in the fund, or the fund could underperform
 There is no             other similar money market funds if any of the following
 assurance that          occurs:
 the fund                 o Interest rates rise sharply.
 will be able             o An issuer or guarantor of the fund's securities defaults, or
 to maintain a              has its credit rating downgraded.
 stable net asset         o The manager's judgment about the relative value, credit
 value of $1.00             quality or income potential of a particular security or the
 per share.                 direction or timing of interest rate changes proves to be
                            incorrect.
                          o The value of the fund's foreign securities goes down because of unfavorable government actions or political instability.
                         Over time, a money market fund is likely to underperform
                         other fixed income or equity investment options.

                              Cash Management Fund
                    Salomon Brothers Investment Series - 19

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
 1.54% in 3rd quarter 2000;
 Lowest: 0.55% in 4th quarter 2001.

                                           Calendar years     % Total
                                           ended December 31  Return
                                           -----------------  -------
                                             1992               3.39
                                             1993               2.72
                                             1994               3.88
                                             1995               5.60
                                             1996               5.07
                                             1997               5.22
                                             1998               5.15
                                             1999               4.79
                                             2000               6.03
                                             2001               3.59

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B
                                                                                   and 2 shares may have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses.


----------------------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

-----------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
 Class                     Inception Date      1 Year      5 Years      10 Years          Since Inception

-----------------------------------------------------------------------------------------------------------
 Class A                       2/1/95          3.59%        4.96%         n/a                4.97%
 Class B                       2/1/95          3.59%        4.96%         n/a                4.95%

-----------------------------------------------------------------------------------------------------------
 Class 2'D'                    2/1/95          3.59%        4.95%         n/a                4.94%
 Class O                      10/2/90          3.59%        4.95%        4.54%                n/a

 The fund's 7-day effective yield as of December 31, 2001 was 2.43%.

 'D'formerly Class C

                                                                                                  COMPARATIVE
                                                                                                  PERFORMANCE
                                                                                                  The table indicates the
                                                                                                  average annual total
                                                                                                  return of each class
                                                                                                  for the periods shown.

----------------------------------------------------------------------------------------------------------------------------------

 FEE TABLE

-------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                   None      None      None        None
 Maximum deferred sales charge on redemptions        None      None      None        None

-------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                  0.20%     0.20%     0.20%       0.20%

-------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee              None      None      None        None
   Other expenses                                   0.62%     0.63%     0.63%       0.63%

-------------------------------------------------------------------------------------------------
   Total annual fund operating expenses             0.82%     0.83%     0.83%       0.83%

                                                                                             FEES AND EXPENSES
                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund. Because some of
                                                                                             the fund's expenses
                                                                                             were waived, actual
                                                                                             total operating
                                                                                             expenses for the prior
                                                                                             year were:
                                                                                             Class  A: 0.55%
                                                                                             Class  B: 0.55%
                                                                                             Class  2: 0.55%
                                                                                             Class  O: 0.55%
                                                                                             This waiver may be
                                                                                             reduced or terminated
                                                                                             at any time.
--------------------------------------------------------------------------------------------------------------------

 EXAMPLE

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                              $84      $262      $455       $1,014

-------------------------------------------------------------------------------------------
 Class B                                               85       265       460        1,025
 Class 2                                               85       265       460        1,025

-------------------------------------------------------------------------------------------
 Class O                                               85       265       460        1,025
 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       You redeem your shares at the end of the period
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.

                              Cash Management Fund
                    Salomon Brothers Investment Series - 20

--------------------------------------------------------------------------------
 HIGH YIELD BOND FUND

 INVESTMENT              The fund seeks to maximize current income. As a secondary
 OBJECTIVE               objective, the fund seeks capital appreciation.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in high yield bonds issued by
 INVESTMENT              U.S. and foreign corporations and foreign governments and
 STRATEGY                their agencies and instrumentalities. Under normal
                         circumstances, the fund invests at least 80% of its assets in high yield bonds and related investments. The fund will limit its investments in emerging market governmental
                         issuers to 35% of its assets.
                         CREDIT QUALITY: High yield bonds are rated below investment grade by a recognized rating agency or, if unrated, of
                         equivalent quality as determined by the manager. Below
                         investment grade securities are commonly referred to as
                         'junk bonds.'
                         MATURITY: The fund normally maintains an average portfolio maturity of between 6 and 12 years. However, the fund may
                         invest in individual securities of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 Individual security selection is driven by the manager's
 MANAGER                 economic view, industry outlook and rigorous credit
 SELECTS THE             analysis. The manager then selects those individual
 FUND'S                  securities that appear to be most undervalued and to offer
 INVESTMENTS             the highest potential returns relative to the amount of
                         credit, interest rate, liquidity and other risk presented by these securities. The manager allocates the fund's
                         investments across a broad range of issuers and industries, which can help to reduce risk.
                         In evaluating the issuer's creditworthiness, the manager
                         employs fundamental analysis and considers the following
                         factors:
                          o The strength of the issuer's financial resources.
                          o The issuer's sensitivity to economic conditions and trends.
                          o The issuer's operating history.
                          o The experience and track record of the issuer's management or political leadership.
-------------------------------------------------------------------------------------
 PRINCIPAL
 RISKS OF
 INVESTING IN
 THE FUND
 Investments in
 high yield
 securities
 involve a
 substantial risk
 of loss.
                         Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:
                          o The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its
                            credit rating downgraded.
                          o Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio.
                          o The manager's judgment about the attractiveness, value or credit quality of a particular security proves to be
                            incorrect.
                          o During periods of declining interest rates, the issuer of a security exercises its option to prepay principal earlier
                            than scheduled, forcing the fund to reinvest in lower
                            yielding securities. This is known as call or prepayment
                            risk.
                          High yield securities are considered speculative and,
                          compared to investment grade securities, tend to have:
                          o More volatile prices and increased price sensitivity to
                            changing interest rates and to adverse economic and business developments.
                          o Greater risk of loss due to default or declining credit
                            quality.
                          o Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.
                          o Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 21

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
 6.84% in 4th quarter 2001;
 Lowest:  - 13.26% in 3rd quarter
 1998.
                                       Calendar years       % Total
                                       ended December 31    Return
                                       -----------------    -------
                                         1996                21.92
                                         1997                13.03
                                         1998                -7.05
                                         1999                 7.03
                                         2000                -3.59
                                         2001                 4.21

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
 OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                       Since*
                                               1 Year      5 Years     Inception

------------------------------------------------------------------------------------------------------------------------
 Class A
   Return Before Taxes                          - 0.70%       1.47%      6.39%
   Return After Taxes on Distributions          - 5.07%     - 2.82%      1.87%
   Return After Taxes on Distributions          - 0.45%     - 0.89%      2.92%
   and Sale of Fund Shares

------------------------------------------------------------------------------------------------------------------------
 Other Classes
 Class B                                        - 1.37%       1.44%      6.35%

------------------------------------------------------------------------------------------------------------------------
 Class 2'D'                                       1.66%       1.63%      6.30%

------------------------------------------------------------------------------------------------------------------------
 Class O                                          4.50%       2.75%      7.40%

------------------------------------------------------------------------------------------------------------------------
 SSB High-Yield Market Index                      5.44%       3.48%    6.19%**
 'D'formerly Class C
 *The inception date is February 22, 1995.
 **Index comparison begins on February 28, 1995.

                                                                                                 COMPARATIVE
                                                                                                 PERFORMANCE
                                                                                                 This table compares the
                                                                                                 before- and after-tax
                                                                                                 average annual total
                                                                                                 return of the fund's
                                                                                                 Class A shares for the
                                                                                                 periods shown with that
                                                                                                 of the Salomon Smith
                                                                                                 Barney High-Yield
                                                                                                 Market Index ('SSB
                                                                                                 Index'), a broad-based
                                                                                                 unmanaged index of high
                                                                                                 yield securities.
                                                                                                 After-tax returns for
                                                                                                 all other classes will
                                                                                                 vary. After-tax returns
                                                                                                 are calculated using
                                                                                                 the highest historical
                                                                                                 individual federal
                                                                                                 marginal income tax
                                                                                                 rates and do not
                                                                                                 reflect the impact of
                                                                                                 state and local taxes.
                                                                                                 Actual after-tax
                                                                                                 returns depend upon an
                                                                                                 individual investor's
                                                                                                 tax situation and may
                                                                                                 differ from those
                                                                                                 shown. After-tax
                                                                                                 returns shown are not
                                                                                                 relevant to investors
                                                                                                 who hold their fund
                                                                                                 shares through
                                                                                                 tax-deferred
                                                                                                 arrangements such as
                                                                                                 401(k) plans or
                                                                                                 individual retirement
                                                                                                 accounts. This table
                                                                                                 also compares the
                                                                                                 before-tax average
                                                                                                 annual total returns of
                                                                                                 the other fund classes
                                                                                                 with the SSB Index. The
                                                                                                 fund's past
                                                                                                 performance, before and
                                                                                                 after taxes, is not
                                                                                                 necessarily an
                                                                                                 indication of how the
                                                                                                 fund will perform in
                                                                                                 the future.

                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 22

 FEE TABLE

--------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                     CLASS A   CLASS B   CLASS 2      CLASS O
 Maximum sales charge on purchases                4.75%*    None       1.00%       None
 Maximum deferred sales charge on redemptions     None      5.00%      1.00%       None

--------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND
 AS A % OF NET ASSETS)
   Management fees                                0.75%     0.75%      0.75%       0.75%

--------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee           0.25%     1.00%      0.75%       None
   Other expenses                                 0.28%     0.28%      0.27%       0.12%

--------------------------------------------------------------------------------------------------
   Total annual fund operating expenses           1.28%     2.03%      1.77%       0.87%
 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
                                                                                            FEES AND EXPENSES
                                                                                            This table sets forth
                                                                                            the fees and expenses
                                                                                            you will pay if you
                                                                                            invest in shares of the
                                                                                            fund.

-------------------------------------------------------------------------------------------------------------------
 EXAMPLE

--------------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES             1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                          $599      $862     $1,144      $1,947

--------------------------------------------------------------------------------------------------
 Class B (redemption at end of period)             706       937      1,293       2,080
 Class B (no redemption)                           206       637      1,093       2,080

--------------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)             378       652      1,050       2,163
 Class 2 (no redemption)                           278       652      1,050       2,163

--------------------------------------------------------------------------------------------------
 Class O                                            89       278        482       1,073
 The example assumes:  o You invest $10,000 for the period shown
                       o You reinvest all distributions and dividends without a sales charge
                       o The fund's operating expenses remain the same
                       o Your investment has a 5% return each year
                       o You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                            This example helps you
                                                                                            compare the cost of
                                                                                            investing in the fund
                                                                                            with other mutual
                                                                                            funds. Your actual cost
                                                                                            may be higher or lower.

                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 23

--------------------------------------------------------------------------------

 INTERNATIONAL EQUITY FUND

 INVESTMENT              The fund seeks long-term capital growth.
 OBJECTIVE

-------------------------------------------------------------------------------------

 PRINCIPAL               The fund invests primarily in equity and equity-related
 INVESTMENT              securities of non-U.S. issuers, including issuers in
 STRATEGY                developing countries. Under normal circumstances, the fund invests at least 80% of its assets in these securities and related investments. The fund emphasizes established
                         companies with medium to large market capitalizations
                         ($1 billion or more) and seasoned management teams. Equity and equity-related securities include common stock,
                         securities convertible into common stock, and trust or
                         limited partnership interests as well as securities
                         purchased directly or in the form of sponsored American
                         Depository Receipts, European Depository Receipts or other similar securities representing common stock of non-U.S.
                         issuers. The fund invests in a wide range of countries.

-------------------------------------------------------------------------------------

 HOW THE                 In selecting portfolio securities, the fund's subadviser
 SUBADVISER              employs a disciplined investment process that emphasizes
 SELECTS THE             individual security selection. The subadviser focuses on
 FUND'S                  companies that participate in growth industries and that it
 INVESTMENTS             believes can deliver sustainable, above average growth in
                         earnings per share over a two to three year horizon. Final security selection is a function of detailed industry and
                         company specific analysis and ongoing interviews with the
                         company's senior management. A strict valuation discipline is employed to avoid overpaying for earnings growth. The
                         subadviser closely monitors the investment on an ongoing
                         basis for possible changes in company or industry
                         fundamentals. Turnover is typically low, and the average
                         holding period for a fund investment is currently five
                         years. The subadviser manages the fund's portfolio compared to its benchmark, the MSCI EAFE'r' Growth Index, which is
                         not hedged, and therefore, typically does not hedge
                         portfolio securities or currencies. The subadviser may,
                         however, engage in hedging strategies when it believes it is desirable to do so.

-------------------------------------------------------------------------------------

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:
                         o Foreign securities markets decline.
                         o The U.S. dollar appreciates against foreign currencies.
                         o One or more foreign governments impose restrictions on
                           currency conversion or trading.
                         o Foreign economies grow at a slower rate than expected or experience a downturn or recession.
                         o The subadviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector or
                           stock proves to be incorrect.

                         Investing in foreign issuers may involve unique risks
                         compared to investing in the securities of U.S. issuers.
                         These risks are more pronounced to the extent the fund
                         invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:
                          o Unavailability of information about foreign issuers or
                            markets due to less rigorous disclosure and accounting
                            standards or regulatory practices.
                          o Smaller, less liquid and more volatile markets than U.S.
                            markets. In a changing market, the subadviser may not be
                            able to sell the fund's portfolio securities in amounts and at prices the subadviser considers reasonable.
                          o Economic, political and social developments that
                            significantly disrupt financial markets or interfere with
                            the fund's ability to enforce its rights against foreign
                            issuers.
                         The market prices of companies believed to have good
                         prospects for revenue and earnings growth tend to reflect
                         those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

                           International Equity Fund
                    Salomon Brothers Investment Series - 24

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 8.51% in 4th quarter 2001;
 Lowest:  - 19.79% in 3rd quarter
 2001.
                                           Calendar years        % Total
                                           ended December 31     Return
                                           -----------------     -------
                                               2000               -23.14
                                               2001               -21.67

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


-----------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

-----------------------------------------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                              Since*
                                                                1 Year       Inception

-----------------------------------------------------------------------------------------------------------------
 Class A
    Return Before Taxes                                          - 26.20%     - 14.58%

    Return After Taxes on Distributions                          - 26.20%     - 14.58%

    Return After Taxes on Distributions and Sale of Fund         - 15.96%     - 11.44%
    Shares

-----------------------------------------------------------------------------------------------------------------
 Other Classes

 Class B                                                         - 26.28%     - 14.19%

-----------------------------------------------------------------------------------------------------------------
 Class 2                                                         - 23.89%     - 13.38%

-----------------------------------------------------------------------------------------------------------------
 Class O                                                         - 23.18%     - 12.94%

-----------------------------------------------------------------------------------------------------------------
 MSCI Europe, Australasia and Far East Index                     - 21.44%     - 10.80%

 MSCI Europe, Australasia and Far East Growth Index**            - 24.41%     - 15.18%

  * The inception date is October 25, 1999.

 ** The manager intends to use the MSCI Europe, Australasia and Far East Growth Index
    rather than the MSCI Europe, Australasia and Far East Index as the fund's benchmark because of the MSCI Europe, Australasia and Far East Growth Index's focus on growth companies.
                                                                                          COMPARATIVE
                                                                                          PERFORMANCE
                                                                                          This table compares the
                                                                                          before- and after-tax
                                                                                          average annual total
                                                                                          return of the fund's
                                                                                          Class A shares for the
                                                                                          periods shown with that
                                                                                          of the MSCI Europe,
                                                                                          Australasia and Far
                                                                                          East Index ('MSCI EAFE
                                                                                          Index') and the MSCI
                                                                                          Europe, Australasia and
                                                                                          Far East Growth Index
                                                                                          ('MSCI EAFE Growth
                                                                                          Index'), unmanaged
                                                                                          indices of common
                                                                                          stocks of companies
                                                                                          located in Europe,
                                                                                          Australasia and the Far
                                                                                          East. After-tax returns
                                                                                          for all other classes
                                                                                          will vary. After-tax
                                                                                          returns are calculated
                                                                                          using the highest
                                                                                          historical individual
                                                                                          federal marginal income
                                                                                          tax rates and do not
                                                                                          reflect the impact of
                                                                                          state and local taxes.
                                                                                          Actual after-tax
                                                                                          returns depend upon an
                                                                                          individual investor's
                                                                                          tax situation and may
                                                                                          differ from those
                                                                                          shown. After-tax
                                                                                          returns shown are not
                                                                                          relevant to investors
                                                                                          who hold their fund
                                                                                          shares through tax-
                                                                                          deferred arrangements
                                                                                          such as 401(k) plans or
                                                                                          individual retirement
                                                                                          accounts. This table
                                                                                          also compares the
                                                                                          before-tax average
                                                                                          annual total returns of
                                                                                          the other fund classes
                                                                                          with these indices. The
                                                                                          fund's past performance,
                                                                                          before and after taxes, is
                                                                                          not necessarily an
                                                                                          indication of how the
                                                                                          fund will perform in
                                                                                          the future.

                           International Equity Fund
                    Salomon Brothers Investment Series - 25

 FEE TABLE

-----------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O

   Maximum sales charge on purchases                5.75%*     None     1.00%       None

   Maximum deferred sales charge on redemptions      None     5.00%     1.00%       None

-----------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                  0.90%     0.90%     0.90%      0.90%

-----------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee             0.25%     1.00%     1.00%       None
   Other expenses                                   0.75%     1.22%     1.08%      0.74%

-----------------------------------------------------------------------------------------
   Total annual fund operating expenses             1.90%     3.12%     2.98%      1.64%

 * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because some of the
                                                                                              fund's expenses were
                                                                                              waived or reimbursed,
                                                                                              actual total operating
                                                                                              expenses for the prior
                                                                                              year were:
                                                                                              Class  A: 1.75%
                                                                                              Class  B: 2.50%
                                                                                              Class  2: 2.50%
                                                                                              Class O: 1.50%
                                                                                              These waivers and/or
                                                                                              reimbursements may be
                                                                                              reduced or terminated
                                                                                              at any time.

---------------------------------------------------------------------------------------------------------------------

 EXAMPLE

-------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                              $757    $1,138    $1,542      $2,669

-------------------------------------------------------------------------
 Class B (redemption at end of period)                 815     1,263     1,835       3,023
 Class B (no redemption)                               315       963     1,635       3,023

-------------------------------------------------------------------------
 Class 2 (redemption at end of period)                 498     1,012     1,651       3,366
 Class 2 (no redemption)                               398     1,012     1,651       3,366

-------------------------------------------------------------------------
 Class O                                               167       517       892       1,944
 The example assumes: o You invest $10,000 for the period shown
                      o You reinvest all distributions and dividends without a sales charge
                      o The fund's operating expenses remain the same
                      o Your investment has a 5% return each year
                      o You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.

                           International Equity Fund
                    Salomon Brothers Investment Series - 26

--------------------------------------------------------------------------------
 INVESTORS VALUE FUND

 INVESTMENT              The primary investment objective of the fund is to seek
 OBJECTIVE               long-term growth of capital. Current income is a secondary objective.
--------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in common stocks of established
 STRATEGY                U.S. companies. The fund may also invest in other equity
                         securities. To a lesser degree, the fund may invest in debt securities.
--------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager focuses on established
 FUND'S                  large capitalization companies (over $5 billion in market
 INVESTMENTS             capitalization), seeking to identify those companies with
                         favorable valuations and attractive growth potential. The
                         manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

                         In selecting individual companies for investment, the manager looks for:

                         o Share prices that appear to be temporarily oversold or do not reflect positive company developments.
                         o Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis.
                         o Special situations including corporate events, changes in management, regulatory changes or turnaround situations.
                         o Company specific items such as competitive market position, competitive products and services, experienced management
                           team and stable financial condition.
--------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                o U.S. stock markets decline.
                         o An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
                         o Large capitalization stocks fall out of favor with
                           investors.
                         o The manager's judgment about the attractiveness, growth
                           prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                              Investors Value Fund
                    Salomon Brothers Investment Series - 27

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 17.44% in 4th quarter 1998;
 Lowest:  - 12.76% in 3rd quarter
 2001.

                                         Calendar years     % Total
                                         ended December 31  Return
                                         -----------------  -------
                                           1992              7.42
                                           1993             15.19
                                           1994             -1.26
                                           1995             35.39
                                           1996             30.56
                                           1997             26.47
                                           1998             15.44
                                           1999             11.73
                                           2000             15.24
                                           2001             -4.17
                                                                                        TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B,
                                                                                   2 and Y shares would
                                                                                   have different
                                                                                   performance because of
                                                                                   their different
                                                                                   expenses and sales
                                                                                   charges.


----------------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

----------------------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                                         Since*
                                                      1 year      5 years   10 years    Inception

----------------------------------------------------------------------------------------------------------------------------
 Class O

  Return Before Taxes                                   - 4.17%   12.49%     14.55%       n/a

  Return After Taxes on Distributions                   - 4.94%    9.31%     10.66%       n/a

 Return After Taxes on Distributions and Sale of        - 2.13%    9.47%     10.57%       n/a
 Fund Shares

----------------------------------------------------------------------------------------------------------------------------
 Other Classes

 Class A                                                - 9.94%   10.90%        n/a        16.78%

----------------------------------------------------------------------------------------------------------------------------

 Class B                                                - 9.91%   11.08%        n/a        16.87%
----------------------------------------------------------------------------------------------------------------------------

 Class 2'D'                                             - 7.02%   11.16%        n/a        16.74%
 Class Y                                                    n/a      n/a        n/a            **

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index                                         - 11.88%   10.70%     12.93%       n/a

 'D' formerly Class C
 *   The inception date for Class O shares is December 31, 1988. The inception date for Class A, B and 2 shares is January 3, 1995; the inception date for Class Y shares is July 16, 2001.
**   Class Y shares were not outstanding for the full calendar year.

                                                                                                     COMPARATIVE
                                                                                                     PERFORMANCE
                                                                                                     This table compares the
                                                                                                     before- and after-tax
                                                                                                     average annual total
                                                                                                     return of the fund's
                                                                                                     Class O shares for the
                                                                                                     periods shown with that
                                                                                                     of the S&P 500 Stock
                                                                                                     Index ('S&P 500
                                                                                                     Index'), a broad-based
                                                                                                     unmanaged index of
                                                                                                     widely held common
                                                                                                     stocks. After-tax
                                                                                                     returns for all other
                                                                                                     classes will vary.
                                                                                                     After-tax returns are
                                                                                                     calculated using the
                                                                                                     highest historical
                                                                                                     individual federal
                                                                                                     marginal income tax
                                                                                                     rates and do not
                                                                                                     reflect the impact of
                                                                                                     state and local taxes.
                                                                                                     Actual after-tax
                                                                                                     returns depend upon an
                                                                                                     individual investor's
                                                                                                     tax situation and may
                                                                                                     differ from those
                                                                                                     shown. After-tax
                                                                                                     returns shown are not
                                                                                                     relevant to investors
                                                                                                     who hold their fund
                                                                                                     shares through tax-
                                                                                                     deferred arrangements
                                                                                                     such as 401(k) plans or
                                                                                                     individual retirement
                                                                                                     accounts. This table
                                                                                                     also compares the
                                                                                                     before-tax average
                                                                                                     annual total returns of
                                                                                                     the other fund classes
                                                                                                     with the S&P 500 Index.
                                                                                                     The fund's past
                                                                                                     performance, before and
                                                                                                     after taxes, is not
                                                                                                     necessarily an
                                                                                                     indication of how the
                                                                                                     fund will perform in
                                                                                                     the future.

                              Investors Value Fund
                    Salomon Brothers Investment Series - 28

 FEE TABLE

--------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS 2   CLASS O   CLASS Y

 Maximum sales charge on purchases                 5.75%*     None     1.00%      None      None

 Maximum deferred sales charge on redemptions       None     5.00%     1.00%      None      None

--------------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                 0.66%     0.66%     0.66%     0.66%     0.66%

--------------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee            0.25%     1.00%     1.00%      None      None

   Other expenses                                  0.12%     0.24%     0.20%     0.08%     0.07%

--------------------------------------------------------------------------------------------------------
   Total annual fund operating expenses            1.03%     1.90%     1.86%     0.74%     0.73%

  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
   Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
   but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                    FEES AND EXPENSES
                                                                                                    This table sets forth
                                                                                                    the fees and expenses
                                                                                                    you will pay if you
                                                                                                    invest in shares of the
                                                                                                    fund.

---------------------------------------------------------------------------------------------------------------------------

 EXAMPLE

--------------------------------------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be

 Class A                                            $674      $884     $1,111      $1,762

--------------------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               693       897      1,226       1,893

 Class B (no redemption)                             193       597      1,026       1,893

--------------------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               387       679      1,096       2,258

 Class 2 (no redemption)                             287       679      1,096       2,258

--------------------------------------------------------------------------------------------------------
 Class O                                              76       237        411         918

 Class Y                                              75       233        406         906
 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       You redeem your shares at the end of the period (unless otherwise indicated)

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


                              Investors Value Fund
                    Salomon Brothers Investment Series - 29

--------------------------------------------------------------------------------
 LARGE CAP CORE EQUITY FUND

 INVESTMENT              The fund seeks reasonable growth and income.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests in a portfolio consisting principally of
 INVESTMENT              U.S. equity securities, including convertible and preferred
 STRATEGY                securities, that provide dividend or interest income.
                         However, it may also invest in non-income producing
                         investments for potential appreciation in value. The fund
                         will invest, under normal circumstances, at least 80% of its assets in equity securities of companies with large market capitalizations and in related investments. The fund
                         considers companies with market capitalizations of $9
                         billion or more to be large capitalization companies.
                         Subject to this 80% policy, the fund may also invest in
                         fixed-income securities of any credit quality including
                         below investment grade securities (commonly known as 'junk bonds').
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 spreading the fund's investments among industries and
 SELECTS THE             sectors. The manager uses a two-step selection process
 FUND'S                  commonly known as 'growth at a reasonable price.'
 INVESTMENTS             First, the manager uses quantitative analysis to find stocks with strong growth potential, and to determine whether these securities are relatively undervalued or overvalued.
                         Quantitative factors include:

                         o Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector.
                         o Value characteristics, including low price/earnings ratios and other statistics indicating that a security is
                           undervalued.
                         Then the manager uses fundamental qualitative research to
                         verify these equity securities' growth potential.
                         Qualitative factors include:
                         o Management with established track records, or favorable
                           changes in current management.
                         o Improvement in a company's competitive position.
                         o Positive changes in corporate strategy.

                         These quantitative and qualitative factors, as well as the expected dividends and income, influence the fund's
                         purchases and sales of securities for investment.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                o Stock prices decline generally.
                         o Large capitalization companies fall out of favor with
                           investors.
                         o Companies in which the fund invests suffer unexpected losses or lower than expected earnings.
                         o The manager's judgment about the attractiveness, value or income potential of a particular security proves to be
                           incorrect.
                         o The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below
                           investment grade securities. These securities are
                           considered speculative because they have a higher risk of
                           issuer default, are subject to greater price volatility and may be illiquid.

                           Large Cap Core Equity Fund
                    Salomon Brothers Investment Series - 30

 PERFORMANCE             Because Large Cap Core Equity Fund has not been in existence for a full calendar year, the fund does not yet have a
                         sufficient operating history to generate the performance
                         information which other funds show in bar and table form in this location of the prospectus.

--------------------------------------------------------------------------------------------------------------------

FEE TABLE

--------------------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                        CLASS A       CLASS B       CLASS 2       CLASS O       CLASS Y
 Maximum sales charge on purchases                   5.75%*         None         1.00%          None          None
 Maximum deferred sales charge on redemptions         None         5.00%         1.00%          None          None

--------------------------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                   0.65%         0.65%         0.65%         0.65%         0.65%

--------------------------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee              0.25%         1.00%         1.00%          None          None
   Other expenses**                                  3.05%         3.05%         3.05%         3.05%         3.05%

--------------------------------------------------------------------------------------------------------------------
   Total annual fund operating expenses**            3.95%         4.70%         4.70%         3.70%         3.70%

  * If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 ** Other expenses and total annual fund operating expenses are based on estimated expenses for the fiscal year ending December 31, 2001.

                                                    FEES AND EXPENSES
                                                    This table sets forth
                                                    the fees and expenses
                                                    you will pay if you
                                                    invest in shares of the
                                                    fund.
                                                    Because of voluntary
                                                    waivers and/or
                                                    reimbursements, actual
                                                    total annual fund
                                                    operating expenses are
                                                    expected to be:
                                                    Class A: 1.50%
                                                    Class B: 2.25%
                                                    Class 2: 2.25%
                                                    Class O: 1.25%
                                                    Class  Y: 1.25%
                                                    These waivers and/or
                                                    reimbursements may be
                                                    reduced or terminated
                                                    at any time.
 --------------------------------------------------------------------------------------------------

EXAMPLE

------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                          1 YEAR   3 YEARS
 Your costs would be

 Class A                                                       $949     $1,710

------------------------------------------------------------------------------
 Class B (redemption at end of period)                          971      1,716
 Class B (no redemption)                                        471      1,416

------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                          666      1,502
 Class 2 (no redemption)                                        566      1,502

------------------------------------------------------------------------------
 Class O                                                        372      1,132
 Class Y                                                        372      1,132
 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless
                      otherwise indicated)
                                                                                   This example helps you
                                                                                   compare the cost of
                                                                                   investing in the fund
                                                                                   with other mutual
                                                                                   funds. Your actual cost
                                                                                   may be higher or lower.

                           Large Cap Core Equity Fund
                    Salomon Brothers Investment Series - 31

--------------------------------------------------------------------------------
 LARGE CAP GROWTH FUND

 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in equity securities of U.S.
 INVESTMENT              large cap issuers. Under normal circumstances, the fund
 STRATEGY                invests at least 80% of its assets in these securities and related investments. The fund considers large cap issuers to be issuers that, at the time of purchase, have market
                         capitalizations within the top 1,000 stocks of publicly
                         traded companies listed in the United States equity market.
                         The fund's equity securities consist primarily of common
                         stocks. The fund may also invest in preferred stocks,
                         warrants and securities convertible into common stocks. The fund may invest up to 15% of its assets in securities of
                         foreign issuers.
-------------------------------------------------------------------------------------
 HOW THE                 The subadviser seeks to create a diversified portfolio of
 SUBADVISER              well established large capitalization companies with a
 SELECTS THE             proven track record of consistent, above average earnings
 FUND'S                  and revenue growth, solid prospects for continued superior
 INVESTMENTS             growth, and an effective management team committed to these goals.
                         The subadviser incorporates quantitative analysis,
                         multi-factor screens and models, as well as fundamental
                         stock research to identify high quality, large companies
                         that exhibit the potential for sustainable growth. In
                         selecting individual companies for investment, the
                         subadviser screens companies on the following factors:

                         o Earnings per share growth.
                         o Earnings per share growth consistency.
                         o Sales growth.
                         o Return on shareholder equity.
                         o Strength of balance sheet.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                o Stock prices decline.
                         o An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
                         o Large capitalization stocks fall out of favor with
                           investors.
                         o The manager's judgment about the attractiveness, growth
                           prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                         The market prices of companies believed to have good
                         prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 32

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 11.08% in 4th quarter 2001;
 Lowest:  - 15.90% in 1st quarter
 2001.

                                           Calendar year      % Total
                                           ended December 31  Return
                                           -----------------  -------
                                               2000              -15.99
                                               2001              -12.27
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


-----------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

-----------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                              Since*
                                                                1 Year       Inception

-----------------------------------------------------------------------------------------------------------------
 Class A
   Return Before Taxes                                           - 17.30%     - 10.94%

   Return After Taxes on Distributions                           - 17.30%     - 10.97%

   Return After Taxes on Distributions and
   Sale of Fund Shares                                           - 10.54%      - 8.64%

-----------------------------------------------------------------------------------------------------------------

 Other Classes

 Class B                                                         - 17.27%     - 10.41%

-----------------------------------------------------------------------------------------------------------------
 Class 2                                                         - 14.60%      - 9.52%

 Class O                                                         - 13.09%      - 8.75%

-----------------------------------------------------------------------------------------------------------------
 S&P 500 Index                                                   - 11.88%      - 4.13%
 * The inception date for Class A, B and 2 shares is October 25, 1999; the inception date for Class O shares is October 26, 1999.
                                                                                          COMPARATIVE
                                                                                          PERFORMANCE
                                                                                          This table compares the
                                                                                          before- and after-tax
                                                                                          average annual total
                                                                                          return of the fund's
                                                                                          Class A shares for the
                                                                                          periods shown with that
                                                                                          of the S&P 500 Stock
                                                                                          Index ('S&P 500
                                                                                          Index'), a broad-based
                                                                                          unmanaged index of
                                                                                          widely held common
                                                                                          stocks. After-tax
                                                                                          returns for all other
                                                                                          classes will vary.
                                                                                          After-tax returns are
                                                                                          calculated using the
                                                                                          highest historical
                                                                                          individual federal
                                                                                          marginal income tax
                                                                                          rates and do not
                                                                                          reflect the impact of
                                                                                          state and local taxes.
                                                                                          Actual after-tax
                                                                                          returns depend upon an
                                                                                          individual investor's
                                                                                          tax situation and may
                                                                                          differ from those
                                                                                          shown. After-tax
                                                                                          returns shown are not
                                                                                          relevant to investors
                                                                                          who hold their fund
                                                                                          shares through tax-
                                                                                          deferred arrangements
                                                                                          such as 401(k) plans or
                                                                                          individual retirement
                                                                                          accounts. This table
                                                                                          also compares the
                                                                                          before-tax average
                                                                                          annual total returns of
                                                                                          the other fund classes
                                                                                          with the S&P 500 Index.
                                                                                          The fund's past
                                                                                          performance, before and
                                                                                          after taxes, is not
                                                                                          necessarily an
                                                                                          indication of how the
                                                                                          fund will perform in
                                                                                          the future.

                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 33

FEE TABLE

----------------------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                       5.75%*     None     1.00%       None
 Maximum deferred sales charge on redemptions             None     5.00%     1.00%       None

----------------------------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                       0.75%     0.75%     0.75%      0.75%

----------------------------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee                  0.25%     1.00%     1.00%       None
   Other expenses                                        1.22%     1.17%     1.20%      1.01%

----------------------------------------------------------------------------------------------------------------------
   Total annual fund operating expenses                  2.22%     2.92%     2.95%      1.76%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
  Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
  but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
                                                                                                     FEES AND EXPENSES
                                                                                                   This table sets forth
                                                                                                   the fees and expenses
                                                                                                   you will pay if you
                                                                                                   invest in shares of the
                                                                                                   fund. Because some of
                                                                                                   the fund's expenses
                                                                                                   were waived or
                                                                                                   reimbursed, actual
                                                                                                   total operating
                                                                                                   expenses for the prior
                                                                                                   year were:
                                                                                                   Class A: 1.45%
                                                                                                   Class B: 2.19%
                                                                                                   Class 2: 2.19%
                                                                                                   Class O: 1.19%
                                                                                                   These waivers and/or
                                                                                                   reimbursements may be
                                                                                                   reduced or terminated
                                                                                                   at any time.

--------------------------------------------------------------------------------------------------------------------------

EXAMPLE

----------------------------------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                            $787     $1,229    $1,696      $2,982

----------------------------------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               795      1,204     1,738       3,007
 Class B (no redemption)                             295        904     1,538       3,007

----------------------------------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               495      1,003     1,637       3,338
 Class 2 (no redemption)                             395      1,003     1,637       3,338

----------------------------------------------------------------------------------------------------------------------
 Class O                                             179        554       954       2,073

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 34

--------------------------------------------------------------------------------
 MID CAP FUND

 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in equity securities of medium
 STRATEGY                sized companies. Under normal circumstances, the fund
                         invests at least 80% of its assets in these securities and related investments. A company is considered medium sized if its market capitalization is within the range of the market capitalizations of companies in the S&P MidCap 400 Index, an index of medium capitalization stocks. As of March 31, 2002, the S&P MidCap 400 Index included companies with market
                         capitalizations between $262 million and $9.8 billion. The size of companies in the S&P MidCap 400 Index changes with market conditions and the composition of the Index. The
                         fund's equity securities may include stocks listed in the
                         S&P MidCap 400 Index and also may include other common
                         stocks, securities convertible into common stocks, preferred stocks and warrants.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes medium sized U.S. companies with good
 MANAGER                 prospects for revenue and earnings growth that meet the
 SELECTS THE             manager's valuation criteria. In selecting investments, the
 FUND'S                  manager looks for issuers that are among the leaders in
 INVESTMENTS             their industries.
                         The manager generally uses a 'bottom-up' approach when
                         selecting securities for the fund. This means that the
                         manager looks primarily at individual companies against the context of broader market forces.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                o Medium capitalization stocks or growth stocks fall out of favor with investors.
                         o Recession or adverse economic trends adversely affect the earnings or financial condition of medium sized companies.
                         o The manager's judgment about the attractiveness, growth
                           prospects or potential appreciation of the fund's
                           investments proves to be incorrect.
                         o There is greater volatility of share price because of the fund's focus on medium sized companies.
                           Compared to large cap companies, medium sized companies and the market for their equity securities are more likely to:
                         o Have more limited product lines, capital resources and
                           management depth.
                         o Experience sharper swings in market values.
                         o Be harder to sell at the times and prices the manager
                           believes appropriate.
                         The market prices of companies believed to have good
                         prospects for revenue and earnings growth tend to reflect
                         those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

                                  Mid Cap Fund
                    Salomon Brothers Investment Series - 35

 PERFORMANCE

 The fund was newly organized in 2001, and the bar chart is based on the performance of the fund's predecessor, the Common Stock Fund, which transferred its portfolio securities to the fund when the fund commenced operations in exchange for Class O shares of the fund. The Common Stock Fund was a subtrust of The Collective Trust for
 Citibank's Business and Professional Retirement Plan, which was a collective trust managed by Citibank, N.A. (an affiliate of the fund's investment manager) since the trust's inception. The fund is managed in a manner that is in all material respects equivalent to the management of the Common Stock Fund. The total returns in the bar chart have been adjusted to reflect the estimated total annual operating expenses of Class A shares of the fund.

 The Common Stock Fund was not subject to certain investment limitations, diversification requirements and other requirements under the Investment Company Act of 1940 and the Internal Revenue Code that the fund is subject to and had different federal tax treatment than the fund, which had they applied might have adversely affected performance.

 The bar chart indicates the risks of                                              TOTAL RETURN
 investing in the fund by showing                                                  The bar chart shows the
 changes in the fund's performance                                                 performance of the
 from year to year. Past performance                                               fund's Class A shares
 does not necessarily indicate how                                                 for each of the
 the fund will perform in the future.                                              calendar years
 QUARTERLY RETURNS:                                                                indicated. Class B, 2
 Highest: 26.17% in                                                                and O shares would have
 3rd quarter 1999;                                                                 different performance
 Lowest:  - 18.00% in 2nd quarter                                                  because of their
 1998.                                                                             different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.
                                         Calendar years     % Total
                                         ended December 31  Return
                                         -----------------  -------
                                           1992              4.86
                                           1993             11.43
                                           1994             -7.26
                                           1995             31.89
                                           1996             19.24
                                           1997             32.84
                                           1998             14.54
                                           1999             28.47
                                           2000             26.30
                                           2001             -6.87
----------------------------------------------------------------------------------------------------------


 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.
-----------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)*

                                                          1 Year      5 Years    10 Years

-----------------------------------------------------------------------------------------
 Class A                                                   - 12.23%    16.73%     13.96%
 Class B                                                   - 12.19%    17.14%     13.78%

-----------------------------------------------------------------------------------------
 Class 2                                                    - 9.50%    16.77%     13.55%
 Class O                                                    - 6.48%    18.61%     15.12%

-----------------------------------------------------------------------------------------
 S&P MidCap 400 Index                                       - 0.62%    16.11%     15.00%

* Total returns are based on the performance of the fund's predecessor, the Common Stock
  Fund, adjusted to reflect the estimated total operating expenses and sales charges of the applicable class of the fund. Because the Mid Cap Fund has been in existence for less than one year and because the Common Stock Fund was subject to different tax treatment than the fund, the fund is not including the after-tax return information which other funds show in their performance table.

                                                                                             COMPARATIVE PERFORMANCE
                                                                                             The table shows the
                                                                                             risk of investing in
                                                                                             the fund by comparing
                                                                                             annual total returns of
                                                                                             each class for the
                                                                                             periods shown to that
                                                                                             of the S&P MidCap 400
                                                                                             Index, a broad-based
                                                                                             unmanaged
                                                                                             capitalization-
                                                                                             weighted index of
                                                                                             medium capitalization
                                                                                             stocks.

                                  Mid Cap Fund
                    Salomon Brothers Investment Series - 36

 FEE TABLE

-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                  5.75%*     None     1.00%       None
 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None
-------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES
 (PAID BY THE FUND AS A % OF NET ASSETS)

   Management fees                                  0.75%     0.75%     0.75%      0.75%

-------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee             0.25%     1.00%     1.00%       None
   Other expenses                                   2.22%     2.22%     2.22%      2.22%

-------------------------------------------------------------------------------------------
   Total annual fund operating expenses             3.22%     3.97%     3.97%      2.97%
  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because of
                                                                                              voluntary waivers
                                                                                              and/or reimbursements,
                                                                                              actual total annual
                                                                                              fund operating expenses
                                                                                              are expected to be:
                                                                                              Class A: 1.50%
                                                                                              Class B: 2.25%
                                                                                              Class 2: 2.25%
                                                                                              Class O: 1.08%
                                                                                              These waivers and/or
                                                                                              reimbursements may be
                                                                                              reduced or terminated
                                                                                              at any time.

---------------------------------------------------------------------------------------------------------------------

 EXAMPLE

--------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES             1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                          $881     $1,510    $2,161      $3,894

--------------------------------------------------------------------------------------------
 Class B (redemption at end of period)             899      1,510     2,137       3,947
 Class B (no redemption)                           399      1,210     2,037       3,947

--------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)             595      1,297     2,116       4,239
 Class 2 (no redemption)                           495      1,297     2,116       4,239

--------------------------------------------------------------------------------------------
 Class O                                           300        918     1,562       3,290
 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period
                      (unless otherwise indicated)
                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                             may be higher or lower.

                                  Mid Cap Fund
                    Salomon Brothers Investment Series - 37

--------------------------------------------------------------------------------
 NATIONAL TAX FREE INCOME FUND

 INVESTMENT              The fund seeks to generate high levels of current income
 OBJECTIVE               exempt from federal income taxes and preserve the value of its shareholders' investment. This objective may be
                         changed without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in investment grade municipal
 STRATEGY                obligations issued by a variety of states and localities
                         that pay interest that is exempt from federal income taxes including the federal alternative minimum tax. These
                         obligations may include obligations of Puerto Rico and other
                         U.S. territories. Under normal market conditions, the fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal personal
                         income taxes including the federal alternative minimum tax.
                         Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying
                         issuers. The fund may invest directly in municipal
                         obligations or in participation or other interests in
                         municipal obligations.

                         The fund may also invest in municipal obligations that are exempt from federal personal income taxes but that are
                         subject to the federal alternative minimum tax. Although the fund seeks to minimize risk by investing in municipal
                         securities from a number of different states and localities, the fund may, from time to time, invest over 25% of its
                         assets in municipal securities from one state or region. The fund may also invest in short-term debt securities that pay interest that is subject to federal personal income taxes.

                         MATURITY: The fund may invest in obligations with any
                         maturity. However, the fund's dollar-weighted average
                         maturity is normally expected to be in a long-term range
                         (between 10 and 30 years). For strategic purposes, however, the fund may invest so that the dollar-weighted average
                         maturity of the securities held by the fund is under 10
                         years.
-------------------------------------------------------------------------------------
 HOW THE                 The fund is managed using a combination of qualitative and
 MANAGER                 quantitative analysis. The manager decides which securities
 SELECTS THE             to purchase by first developing an interest rate forecast
 FUND'S                  and analysis of general economic conditions throughout the
 INVESTMENTS             United States. Then the manager compares specific regions
                         and sectors to identify broad segments of the municipal
                         market poised to benefit in this environment. The manager
                         also closely studies the yields and other characteristics of specific issues to identify attractive opportunities. The
                         manager uses a geographically diversified approach, seeking a portfolio of bonds representing a wide range of sectors, maturities and regions. The manager uses this same approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the
                         manager believes that better opportunities exist or that the security no longer fits within the manager's overall
                         strategies for achieving the fund's investment objective.

                         National Tax Free Income Fund
                    Salomon Brothers Investment Series - 38

 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments if
 INVESTING IN            any of the following occurs:
 THE FUND                o Interest rates go up, causing the prices of fixed income
 The fund is not           securities to decline and reducing the value of the fund's
 diversified, which        investments.
 means that it can       o The issuer of a security owned by the fund defaults on its
 invest a relatively       obligations to pay principal and/or interest or has its
 high percentage of its    credit rating downgraded.
 assets in the           o During periods of declining interest rates, the issuer of a
 obligations of a          security prepays principal earlier than scheduled, forcing
 limited number of         the fund to reinvest in lower yielding securities. This is
 issuers, including        known as call or prepayment risk.
 issuers that derive     o During periods of rising interest rates, the issuer of a
 income from similar       security prepays principal later than is expected, which
 projects or that are      effectively lengthens the maturities of the affected
 otherwise related. As     securities making them more sensitive to interest rate
 a result, many            changes and the fund's share price more volatile. This is
 securities held by the    known as extension risk.
 fund may be adversely   o The manager's judgment about the attractiveness, value or
 affected by a             credit quality of a particular security or interest rate
 particular single         trends proves to be incorrect.
 economic, business,     It is possible that some of the fund's distributions may be
 regulatory or           subject to state and local taxation and federal income or
 political event. You    alternative minimum taxation.
 should consider the
 greater risk inherent
 in these policies when
 compared with a more
 diversified mutual
 fund.

                         National Tax Free Income Fund
                    Salomon Brothers Investment Series - 39

 PERFORMANCE

 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS:
 Highest: 5.12% in
 4th quarter 2000;
 Lowest:  - 2.59% in
 2nd quarter 1999.

                                         Calendar years     % Total
                                         ended December 31  Return
                                         -----------------  -------
                                           1996              3.31
                                           1997             11.45
                                           1998             10.05
                                           1999             -3.86
                                           2000             12.10
                                           2001              3.39

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


----------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

--------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                                     Since*
                                                                1 Year   5 Years   Inception
--------------------------------------------------------------------------------------------
 Class A
   Return Before Taxes                                         - 1.52%    5.42%      5.94%

   Return After Taxes on Distributions                         - 1.52%    5.39%      5.93%

   Return After Taxes on Distributions                           0.79%    5.30%      5.76%
   and Sale of Fund Shares

--------------------------------------------------------------------------------------------
 Other Classes
 Class B                                                         n/a        n/a       **

--------------------------------------------------------------------------------------------
 Class 2                                                         n/a        n/a       **

 Class O                                                         n/a        n/a       **

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 Lehman Municipal 4 Years Plus Bond Index                        4.93%    6.05%      ***

 *  The inception date for Class A shares is August 17, 1995; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B shares is October 12, 2001; the inception date for Class 2 and O shares is November 19, 2001.

 **  Class B, 2 and O shares were not outstanding for a full calendar year.

 *** The total return of the Index since the inception of Class A shares is unavailable.
                                                                                               COMPARATIVE
                                                                                               PERFORMANCE
                                                                                               This table compares the
                                                                                               before- and after-tax
                                                                                               average annual total
                                                                                               return of the fund's
                                                                                               Class A shares for the
                                                                                               periods shown with that
                                                                                               of the Lehman Municipal
                                                                                               4 Years Plus Bond
                                                                                               Index, a broad-based
                                                                                               unmanaged index of
                                                                                               municipal bonds with a
                                                                                               maturity of greater
                                                                                               than four years.
                                                                                               After-tax returns for
                                                                                               all other classes will
                                                                                               vary. After-tax returns
                                                                                               are calculated using
                                                                                               the highest historical
                                                                                               individual federal
                                                                                               marginal income tax
                                                                                               rates and do not
                                                                                               reflect the impact of
                                                                                               state and local taxes.
                                                                                               Actual after-tax
                                                                                               returns depend upon an
                                                                                               individual investor's
                                                                                               tax situation and may
                                                                                               differ from those
                                                                                               shown. After-tax
                                                                                               returns shown are not
                                                                                               relevant to investors
                                                                                               who hold their fund
                                                                                               shares through
                                                                                               tax-deferred
                                                                                               arrangements such as
                                                                                               401(k) plans or
                                                                                               individual retirement
                                                                                               accounts. This table
                                                                                               also compares the
                                                                                               before-tax average
                                                                                               annual total returns of
                                                                                               the other fund classes
                                                                                               with the Lehman
                                                                                               Municipal 4 Years Plus
                                                                                               Bond Index. The fund's
                                                                                               past performance,
                                                                                               before and after taxes,
                                                                                               is not necessarily an
                                                                                               indication of how the
                                                                                               fund will perform in
                                                                                               the future.

                         National Tax Free Income Fund
                    Salomon Brothers Investment Series - 40

 FEE TABLE

----------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                    CLASS A     CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                4.75%*      None     1.00%       None
 Maximum deferred sales charge on redemptions      None      5.00%     1.00%       None
----------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                0.50%      0.50%     0.50%      0.50%

---------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee           0.25%      1.00%     0.75%       None
   Other expenses                                 0.77%      0.77%     0.77%      0.77%

---------------------------------------------------------------------------------------
   Total annual fund operating expenses           1.52%      2.27%     2.02%      1.27%
  *If you buy Class A Shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                             FEES AND EXPENSES
                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund. Because some of
                                                                                             the fund's expenses
                                                                                             were waived or
                                                                                             reimbursed, actual
                                                                                             total operating
                                                                                             expenses for the prior
                                                                                             year were:
                                                                                             Class  A: 0.75%
                                                                                              Class  B: 1.50%
                                                                                              Class  2: 1.25%
                                                                                              Class O: 0.50%
                                                                                             These waivers and/or
                                                                                             reimbursements may be
                                                                                             reduced or terminated
                                                                                             at any time.

-------------------------------------------------------------------------------

 EXAMPLE

-----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES            1 YEAR      3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                          $ 622      $ 932    $1,265      $2,201
----------------------------------------------------------------------------------------
 Class B (redemption at end of period)              730      1,009     1,315       2,329
 Class B (no redemption)                            230        709     1,215       2,329

----------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)              403        727     1,177       2,425
 Class 2 (no redemption)                            303        727     1,177       2,425

----------------------------------------------------------------------------------------
 Class O                                            129        403       697       1,534
 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                             may be higher or lower.

                         National Tax Free Income Fund
                    Salomon Brothers Investment Series - 41

--------------------------------------------------------------------------------
 NEW YORK MUNICIPAL MONEY MARKET FUND

 INVESTMENT              The fund seeks as high a level of current income exempt from
 OBJECTIVE               regular federal income tax and New York State and New York
                         City personal income taxes as is consistent with liquidity and the stability of principal.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in high-quality, short-term 'New
 INVESTMENT              York municipal securities,' which are debt obligations
 STRATEGY                issued by the State of New York and its political
                         subdivisions, agencies and public authorities (or certain
                         other governmental issuers such as Puerto Rico, the Virgin
                         Islands, and Guam). Under normal circumstances, the fund
                         invests at least 80% of its assets in these obligations. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal
                         income taxes, but may be subject to the federal alternative minimum tax. The interest rate on these obligations normally is lower than it would be if the obligations were subject to taxation. Subject to its 80% policy, the fund may invest up to 20% of its assets in securities that pay interest which is not exempt from New York State or New York City personal income tax or federal income tax.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in securities rated in the two highest short-term rating categories, or if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having
                         remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------------

HOW THE                  The manager selects securities primarily by identifying
MANAGER                  undervalued sectors and individual securities, while also
SELECTS THE              selecting securities that it believes will benefit from
FUND'S                   changes in market conditions. In selecting individual
INVESTMENTS              securities, the manager:

                         Uses fundamental credit analysis to estimate the relative
                         value and attractiveness of various opportunities in the New
                         York municipal bond market.

                         Identifies eligible issuers with the most desirable credit quality.

                         Trades between general obligations and revenue bonds and
                          among various revenue bond sectors such as housing, hospital and industrial development, based on their apparent
                          relative values.

                         Considers a security's maturity in light of the outlook for the issuer and its sector and interest rates.

                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 42

 PRINCIPAL               Although the fund seeks to preserve the value of an
 RISKS OF                investment at $1.00 per share, it is possible to lose money
 INVESTING IN            by investing in the fund or the fund may not perform as well
 THE FUND                as other similar money market funds if any of the following occurs:

 There is no assurance   o Interest rates rise sharply.
 that the fund will be   o An issuer or guarantor of the fund's securities defaults or
 able to maintain a        has its credit rating downgraded.
 stable net asset value  o New federal or state legislation adversely affects the
 of $1.00 per share.       tax-exempt status of securities held by the fund or the
 The fund invests a        financial ability of the municipalities to repay these
 high percentage of its    obligations.
 assets in municipal     o The manager's judgment about the relative value, credit
 obligations of issuers    quality or income potential of a particular security or the
 located in New York.      direction or timing of interest rate changes proves to be
 In addition, the fund     incorrect.
 is not diversified,     Issuers of New York municipal obligations are dependent upon
 which means that it     tax revenues from individuals and businesses and may be
 can invest a            adversely affected by a downturn in New York's economy. New
 relatively high         York's economy tends to be concentrated in the financial
 percentage of its       services industries, and therefore the fund may be more
 assets in the           exposed to events affecting these industries than funds with
 obligations of a        more geographically diverse investments. You should be aware
 limited number of       that New York has experienced difficulties in recent years,
 issuers. As a result,   and its economy has been hurt by downturns in the financial
 the fund may be         services industries and by the September 11, 2001 terrorist
 adversely affected by   attacks on New York City. It is likely that the revenue base
 a particular single     of New York City and New York State will experience some
 economic, business,     decline, and spending pressure related to the attacks will
 regulatory or           be substantial. At this time, it is not possible to predict political event and in  what impact, if any, these events will have on the ability
 particular, events      of New York municipal issuers to make prompt payments of
 that adversely affect   principal and interest on New York municipal obligations.
 issuers in New York.    The credit quality of certain New York municipal obligations
 You should consider     may be downgraded as a result of these events. This could
 the greater risk        cause the fund to lose money. If the fund has difficulty
 inherent in these       finding high quality New York municipal obligations to
 policies when compared  purchase, the amount of the fund's income that is subject to
 with a more             New York taxes could increase.
 diversified mutual      It is possible that some of the fund's distributions may be
 fund.                   subject to New York State and City taxation and federal
                         income or alternative minimum taxation.

                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 43

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 1.00% in 4th quarter 2000;
 Lowest: 0.43% in 4th quarter 2001.


                                         Calendar years     % Total
                                         ended December 31  Return
                                         -----------------  -------
                                           1992              3.12
                                           1993              2.34
                                           1994              2.68
                                           1995              3.73
                                           1996              3.30
                                           1997              3.45
                                           1998              3.20
                                           1999              2.93
                                           2000              3.79
                                           2001              2.50
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B
                                                                                   and 2 shares may have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses.


-------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.
-------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
 Class           Inception Date     1 Year         5 Years     10 Years   Since Inception

------------------------------------------------------------------------------------
 Class A            11/1/96          2.50%          3.17%        n/a     3.18%
 Class B*           11/1/96           n/a            n/a         n/a      n/a

------------------------------------------------------------------------------------
 Class 2'D'**       11/1/96           n/a            n/a         n/a      n/a
 Class O            10/2/90          2.50%          3.17%       3.10%     n/a
 The fund's 7-day effective yield as of December 31, 2001 was 1.69%.
 'D' formerly Class C
 *  As of November 2, 2001, Class B shares were fully redeemed.
 ** Performance begins on November 21, 2001 (for explanation see footnote* to financial highlights on page 99).
                                                                                            COMPARATIVE PERFORMANCE
                                                                                            The table indicates the
                                                                                            average annual total
                                                                                            return of each class
                                                                                            for the periods shown.
-------------------------------------------------------------------------------------------------------------------

 FEE TABLE

-----------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                   None      None      None        None
 Maximum deferred sales charge on redemptions        None      None      None        None


-------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
 Management fees                                    0.20%     0.20%     0.20%       0.20%

-------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fee                None      None      None        None
 Other expenses                                     0.14%    0.14%*     0.14%       0.14%

-------------------------------------------------------------------------------------------
 Total annual fund operating expenses               0.34%    0.34%*     0.34%       0.34%
 * For Class B shares, other expenses and total fund operating expenses are based on expenses incurred by Class A shares because Class B shares were fully redeemed as of
   November 2, 2001.

                                                                                             FEES AND EXPENSES
                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund.
--------------------------------------------------------------------------------------------------------------------

 EXAMPLE

----------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                              $35      $109      $191        $431

----------------------------------------------------------------------------------------------
 Class B                                               35       109       191         431
 Class 2                                               35       109       191         431

----------------------------------------------------------------------------------------------
 Class O                                               35       109       191         431
 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.

                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 44

--------------------------------------------------------------------------------
 NEW YORK TAX FREE INCOME FUND

 INVESTMENT              The fund seeks to generate high levels of current income
 OBJECTIVE               exempt from federal, New York State and New York City
                         personal income taxes and preserve the value of its
                         shareholders' investment. This objective may be
                         changed without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in investment grade municipal
 STRATEGY                obligations that pay interest that is exempt from federal
                         income tax, including the federal alternative minimum tax, and from New York State and New York City personal income
                         tax. Under normal market conditions, the fund invests at
                         least 80% of its assets in these municipal obligations.
                         Issuers of these obligations are usually located in New
                         York, but the obligations can also be issued by Puerto Rico and other U.S. territories. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The fund may invest
                         directly in municipal obligations or in participation or
                         other interests in municipal obligations.
                         Subject to this 80% policy, the fund may purchase other
                         municipal obligations. The interest on these securities may be subject to New York State or New York City personal
                         income taxes. The fund may invest in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. The fund may also invest in short-term debt securities that pay
                         interest that is subject to federal as well as New York
                         State and New York City personal income taxes.
                         MATURITY: The fund may invest in bonds with any maturity.
                         However, the fund's dollar-weighted average maturity is
                         normally expected to be in a long-term range (between 10 and
                         30 years). For strategic purposes, however, the fund may
                         invest so that the dollar-weighted average maturity of the securities held by the fund is under 10 years.
-------------------------------------------------------------------------------------
 HOW THE MANAGER         The fund is managed with a combination of qualitative and
 SELECTS THE FUND'S      quantitative analysis. The manager decides which securities
 INVESTMENTS             to purchase by first developing an interest rate forecast
                         and analysis of general economic conditions for the United
                         States as a whole, with a particular focus on the New York area. The manager compares specific sectors to identify
                         broad segments of the municipal market poised to benefit in this environment. The manager also closely studies the
                         yields and other characteristics of specific issues to
                         identify attractive opportunities. The manager seeks to add value by investing in a range of municipal bonds,
                         representing different market sectors, structures and
                         maturities. The manager uses this same approach when
                         deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the
                         security no longer fits within the manager's overall
                         strategies for achieving the fund's investment objective.

                         New York Tax Free Income Fund
                    Salomon Brothers Investment Series - 45

 PRINCIPAL RISKS OF      Investors could lose money on their investment in the fund,
 INVESTING IN THE FUND   or the fund may not perform as well as other investments if
 The fund invests a      any of the following occurs:
 high percentage of its  o Interest rates go up, causing the prices of fixed income
 assets in municipal       securities to decline and reducing the value of the fund's
 obligations of issuers    investments.
 located in New York.    o The issuer of a security owned by the fund defaults on its
 In addition, the fund     obligation to pay principal and/or interest or has its
 is not diversified,       credit rating downgraded.
 which means that it     o During periods of declining interest rates, the issuer of a
 can invest a              security prepays principal earlier than scheduled, forcing
 relatively high           the fund to reinvest in lower yielding securities. This is
 percentage of its         known as call or prepayment risk.
 assets in the           o During periods of rising interest rates, the issuer of a
 obligations of a          security prepays principal later than is expected, which
 limited number of         effectively lengthens the maturities of the affected
 issuers. As a result,     securities making them more sensitive to interest rate
 the fund may be           changes and the fund's share price more volatile. This is
 adversely affected by     known as extension risk.
 a particular single     o The manager's judgment about the attractiveness, value or
 economic, business,       credit quality of a particular security or interest rate
 regulatory or             trends proves to be incorrect.
 political event and in  Issuers of New York municipal obligations are dependent upon
 particular, events      tax revenues from individuals and businesses and may be
 that adversely affect   adversely affected by a downturn in New York's economy. New
 issuers in New York.    York's economy tends to be concentrated in the financial
 You should consider     services industries, and therefore the fund may be more
 the greater risk        exposed to events affecting these industries than funds with
 inherent in these       more geographically diverse investments. You should be aware policies when compared  that New York has experienced difficulties in recent years,
 with a more             and its economy has been hurt by downturns in the financial
 diversified mutual      services industries and by the September 11, 2001 terrorist
 fund.                   attacks on New York City. It is likely that the revenue base of New York City and New York State will experience some
                         decline, and spending pressure related to the attacks will be substantial. At this time, it is not possible to predict what impact, if any, these events will have on the ability of New York municipal issuers to make prompt payments of
                         principal and interest on New York municipal obligations.
                         The credit quality of certain New York municipal obligations may be downgraded as a result of these events. This could
                         cause the fund to lose money. If the fund has difficulty
                         finding high quality New York municipal obligations to
                         purchase, the amount of the fund's income that is subject to
                         New York taxes could increase.
                         It is possible that some of the fund's distributions may be subject to New York State and City taxation and federal
                         income or alternative minimum taxation.

                         New York Tax Free Income Fund
                    Salomon Brothers Investment Series - 46

 PERFORMANCE

 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 6.98% in 1st quarter 1995;
 Lowest:  - 5.98% in 1st quarter
 1994.



                                            Calendar years         % Total
                                            ended December 31      Return
                                            -----------------      ------

                                            1992                   7.86
                                            1993                  12.03
                                            1994                  -7.47
                                            1995                  17.89
                                            1996                   3.01
                                            1997                   9.62
                                            1998                   6.89
                                            1999                  -3.73
                                            2000                  11.55
                                            2001                   3.32


                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.

-------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
 OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

--------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                         1          5         10       Since*
                                                        Year      Years     Years      Inception

--------------------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                  - 1.59%    4.33%     5.37%         n/a

   Return After Taxes on Distributions                  - 1.59%    4.33%     5.37%         n/a

   Return After Taxes on Distributions                    0.88%    4.45%     5.30%         n/a
   and Sale of Fund Shares

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 Other Classes

 Class B                                                    n/a      n/a       n/a          **

--------------------------------------------------------------------------------------------------
 Class 2***                                                 n/a      n/a       n/a         n/a
 Class O                                                    n/a      n/a       n/a          **

--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
 Lehman Municipal Bond Index                              5.13%    5.98%     6.63%         n/a

--------------------------------------------------------------------------------------------------

 *   The inception date for Class A shares is September 8, 1986; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B and O shares is November 19, 2001 and October 29, 2001 respectively.
 **  Class B and O shares were not outstanding for a full calendar year.
 *** No Class 2 shares were outstanding during the calendar year ended December 31, 2001.
                                                                                                   COMPARATIVE PERFORMANCE
                                                                                                   This table compares the
                                                                                                   before- and after-tax
                                                                                                   average annual total
                                                                                                   return of the fund's
                                                                                                   Class A shares for the
                                                                                                   periods shown with that
                                                                                                   of the Lehman Municipal
                                                                                                   Bond Index, a
                                                                                                   broad-based unmanaged
                                                                                                   index of municipal
                                                                                                   bonds. After-tax
                                                                                                   returns for all other
                                                                                                   classes will vary.
                                                                                                   After-tax returns are
                                                                                                   calculated using the
                                                                                                   highest historical
                                                                                                   individual federal
                                                                                                   marginal income tax
                                                                                                   rates and do not
                                                                                                   reflect the impact of
                                                                                                   state and local taxes.
                                                                                                   Actual after-tax
                                                                                                   returns depend upon an
                                                                                                   individual investor's
                                                                                                   tax situation and may
                                                                                                   differ from those
                                                                                                   shown. After-tax
                                                                                                   returns shown are not
                                                                                                   relevant to investors
                                                                                                   who hold their fund
                                                                                                   shares through
                                                                                                   tax-deferred
                                                                                                   arrangements such as
                                                                                                   401(k) plans or
                                                                                                   individual retirement
                                                                                                   accounts. This table
                                                                                                   also compares the
                                                                                                   before-tax average
                                                                                                   annual total returns of
                                                                                                   the other fund classes
                                                                                                   with the Lehman
                                                                                                   Municipal Bond Index.
                                                                                                   The fund's past
                                                                                                   performance, before and
                                                                                                   after taxes, is not
                                                                                                   necessarily an
                                                                                                   indication of how the
                                                                                                   fund will perform in
                                                                                                   the future.

                         New York Tax Free Income Fund
                    Salomon Brothers Investment Series - 47

 FEE TABLE

------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O

 Maximum sales charge on purchases                  4.75%*     None     1.00%       None
 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None

------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES
 (PAID BY THE FUND AS A % OF NET ASSETS)

 Management fees                                    0.50%     0.50%     0.50%      0.50%

------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fee               0.25%     1.00%     0.75%       None

 Other expenses                                     0.46%     0.46%     0.46%      0.46%

------------------------------------------------------------------------------------------
 Total annual operating expenses                    1.21%     1.96%     1.71%      0.96%
------------------------------------------------------------------------------------------

  *If you buy Class A Shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because some of
                                                                                              the fund's expenses
                                                                                              were waived or
                                                                                              reimbursed, actual
                                                                                              total operating
                                                                                              expenses for the prior
                                                                                              year were:
                                                                                              Class  A: 0.80%
                                                                                              Class  B: 1.55%
                                                                                              Class  2: 1.30%
                                                                                              Class O: 0.55%

                                                                                              These waivers and/or
                                                                                              reimbursements may be
                                                                                              reduced or terminated
                                                                                              at any time.

---------------------------------------------------------------------------------------------------------------------

 EXAMPLE

----------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be

 Class A                                            $592      $841     $1,108      $1,871

----------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               699       915      1,157       2,000

 Class B (no redemption)                             199       615      1,057       2,000

----------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               372       633      1,019       2,099

 Class 2 (no redemption)                             272       633      1,019       2,099

----------------------------------------------------------------------------------------------
 Class O                                              98       306        531       1,178

----------------------------------------------------------------------------------------------

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       You redeem your shares at the end of the period (unless otherwise indicated)

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                         New York Tax Free Income Fund
                    Salomon Brothers Investment Series - 48

---------------------------------------------------------------
    Salomon Brothers Investment Series

ACCOUNT APPLICATION Please Note: A separate application must be used to open an IRA account.
--------------------------------------------------------------------------------

 1. TYPE OF ACCOUNT (Please print)  (Account will not be opened without Taxpayer
                                    I.D. No. or Social Security No.)

[ ] INDIVIDUAL         [ ] JOINT        Social Security No. or Taxpayer I.D. No.

Name __________________________________ ________________________________________

Joint Registrant (if any)1,2            Social Security No. or Taxpayer I.D. No.

Name __________________________________ ________________________________________

1 Use only the Social Security Number or Taxpayer Indentification Number of the first listed joint tenant.

2 For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------

[ ] UNIFORM GIFT TO MINORS OR   [ ] UNIFORM TRANSFER TO MINORS (where allowed by
law)

Name of Adult Custodian (only one permitted)

Name ___________________________________________

Minor's Date of Birth __________________

Name of Minor (only one permitted)                   Minor's Social Security No.

Name ___________________________________________     ________________________

                                       (Account will not be opened without minor's Social Security No.)

under the ____________________________ Uniform Gifts/Transfer to Minors Act.
           State of Residence of Minor
--------------------------------------------------------------------------------

[ ] CORPORATION                       [ ] PARTNERSHIP                  Social Security No. or Taxpayer I.D. No.

[ ] TRUST*                            [ ] OTHER                               _________________________________
                                  (Account will not be opened without Taxpayer I.D. No. or Social Security No.)

Name of Corporation, Partnership, or Other

_______________________________________________________________________________________________________________

Name(s) of Trustee(s) _________________________________________________________________________________________
*If a Trust, include date of trust instrument and list trustees
 if they are to be named in the registration.                  Date of the Trust Agreement ____________________
--------------------------------------------------------------------------------

 2. MAILING ADDRESS

Street or P.O. Box ____________________________________________________________________________________________

                   ____________________________________________________________________________________________

City ________________________________________________ State ____________________________ Zip __________________
Business Telephone __________________________                         Home Telephone __________________________
--------------------------------------------------------------------------------

 3. INVESTMENT INFORMATION
 METHOD OF INVESTMENT

[ ] I have enclosed a check for the minimum of $250 per Fund ($50 for UGMA accounts).

[ ] I have enclosed a check for the minimum of $25 per Fund and completed the Automatic Investment Plan information in Section 10.

[ ] I purchased ________ shares of _______________ through my broker on ___/___/___. Confirm #_________________

PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:

CLASS A  CLASS B  CLASS 2           SALOMON BROTHERS INVESTMENT SERIES                  INVESTMENT
---------------------------------------------------------------------------------------------------------
                                    All Cap Value Fund                            $
-------  -------  -------                                                          ----------------------
                                    Asia Growth Fund                              $
-------  -------  -------                                                          ----------------------
                                    International Equity Fund                     $
-------  -------  -------                                                          ----------------------
                                    Small Cap Growth Fund                         $
-------  -------  -------                                                          ----------------------
                                    Capital Fund                                  $
-------  -------  -------                                                          ----------------------
                                    Large Cap Growth Fund                         $
-------  -------  -------                                                          ----------------------
                                    Investors Value Fund                          $
-------  -------  -------                                                          ----------------------
                                    Balanced Fund                                 $
-------  -------  -------                                                          ----------------------
                                    High Yield Bond Fund                          $
-------  -------  -------                                                          ----------------------
                                    Strategic Bond Fund                           $
-------  -------  -------                                                          ----------------------
                                    U.S. Government Income Fund                   $
-------  -------  -------                                                          ----------------------
                                    New York Municipal Money Market Fund          $
-------  -------  -------                                                          ----------------------
                                    Cash Management Fund                          $
-------  -------  -------                                                          ----------------------
                                    Large Cap Core Equity Fund                    $
-------  -------  -------                                                          ----------------------
                                    Mid Cap Fund                                  $
-------  -------  -------                                                          ----------------------
                                    California Tax Free Income Fund               $
-------  -------  -------                                                          ----------------------
                                    New York Tax Free Income Fund                 $
-------  -------  -------                                                          ----------------------
                                    National Tax Free Income Fund                 $
-------  -------  -------                                                          ----------------------
                                                         TOTAL INVESTMENT AMOUNT  $
                                                                                   ----------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 4. REDUCED SALES CHARGE (Available for CLASS A Shares Only)

METHOD OF INVESTMENT

Are you a shareholder in another Salomon Brothers Investment Series Fund?   [ ] Yes   [ ] No

[ ] I apply for Right of Accumulation reduced sales charges based on the following
      Salomon Brothers Investment Series Fund accounts (excluding Class B and
      Class 2 Shares).

Fund                                           Account No. or Social Security No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LETTER OF INTENT

[ ] I agree to the Letter of Intent provisions contained in the Fund's current
    Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:

[ ] $50,000     [ ] $100,000     [ ] $250,000    [ ] $500,000     [ ] $1,000,000
--------------------------------------------------------------------------------

 5. DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

DIVIDENDS                                                CAPITAL GAINS
[ ] I wish to reinvest dividends in the same Fund.       [ ] I wish to reinvest capital gains in the same Fund.
[ ] I wish to have dividends paid in cash.               [ ] I wish to have capital gains paid in cash.


The AUTOMATIC DIVIDEND DIVERSIFICATION PROGRAM allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[ ] Please reinvest dividends and capital gains from the __________________ Fund to the __________________ Fund.

OPTIONAL FEATURES
--------------------------------------------------------------------------------

 6. AUTOMATIC WITHDRAWAL PLAN

I would like to establish an Automatic Withdrawal in the amount of $_____ to be executed on the __ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[ ] Monthly           [ ] Quarterly         [ ] Startup Month/Year:________________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

For the Investors Value Fund and the Capital Fund, shareholders are required to have a minimum value of $7,500 in a single account. A shareholder can arrange for automatic distributions to be made monthly or quarterly for amounts not less than $25 from each Fund.



Please mail checks to:                                  Wire transfers to:
[ ] Address of Record (named in Section 2)              [ ] Bank of Record (named in Section 10)

Name ___________________________________________________________________________
Address ________________________________________________________________________
City ______________________________________ State _____________ Zip ____________

--------------------------------------------------------------------------------

 7. TELEPHONE REDEMPTION PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account (s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[ ] I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------

 8. SYSTEMATIC EXCHANGE PLAN


I would like to exchange shares in my ______________ Fund account, for which no certificates have been issued, to:

$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of_______


--------------------------------------------------------------------------------

 9. TELEPHONE EXCHANGE PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Funds' current prospectus.

[ ] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------

 10. AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan, which is available to shareholders of the Salomon Brothers Investment Series Funds, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Funds' transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of a specified Salomon Brothers Investment Series Fund.

Please withdraw $______________ from my checking account (named in Section 11) on the _______ day of the month for investment:

[ ] Monthly             [ ] Every alternate month        [ ] Other

[ ] Quarterly           [ ] Semianually

No more than one investment will be processed per month.

$ ______________ into the _________________________________________________Fund
   $25 Minimum

$ ______________ into the _________________________________________________Fund
   $25 Minimum

$ ______________ into the _________________________________________________Fund
   $25 Minimum


If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

    JOHN DOE                                             000
    123 Main Street
    Anywhere, USA 12345

    ___________________________________________________ $

    ____________________________________________________________________________


    _______________________________________________      _______________________


--------------------------------------------------------------------------------

 11. BANK OF RECORD

Please attach a voided check in the space provided in Section 10.


Bank Name             ____________________________________________________________

Address               ____________________________________________________________

City                  _______________________________ State ________ Zip _________

Bank ABA No.          ________________________________________________

Bank Account No.      ________________________________________________

Account Name          ____________________________________________________________

SIGNATURE AND DEALER INFORMATION
--------------------------------------------------------------------------------

 12. SIGNATURE AND TAXPAYER CERTIFICATION

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Investment Series Fund (s) in which I (we) am (are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I (WE) MAY BEAR THE RISK OF LOSS IN THE EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I
(we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE FOLLOWING CERTIFICATION:

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING; OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR; (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

(3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN. FOR REAL ESTATE TRANSACTIONS, ITEM (2) DOES NOT APPLY. FOR MORTGAGE INTEREST PAID, THE ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CONTRIBUTIONS TO AN INDIVIDUAL RETIREMENT ACCOUNT (IRA), AND GENERALLY PAYMENTS OTHER THAN INTEREST AND DIVIDENDS, YOU ARE NOT REQUIRED TO SIGN THE CERTIFICATION, BUT YOU MUST PROVIDE YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER.

[ ] Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)

[ ] Nonresident alien [form W-8 attached]    Country of Citizenship ____________

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Authorized signature _____________________ Title ________________ Date _________

Authorized signature _____________________ Title ________________ Date _________
--------------------------------------------------------------------------------

 13. FOR DEALER USE ONLY (Please print)

We hereby authorize Salomon Smith Barney Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Salomon Smith Barney Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealer's Name _________________________________________________________________
Main Office Address ___________________________________________________________
Dealer Number ____________________________ Branch # _______ Rep # _____________
Representative's Name _________________________________________________________
Branch Address     Telephone No.
Authorized Signature of Dealer ________________  Title ________________________

If desired, I elect to have third party statements sent to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

--------------------------------------------------------------------------------
CUSTOMER SERVICE

For customer service, including account information, transfers and Fund prices, you may call
                                 1-800-446-1013
             between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.
--------------------------------------------------------------------------------
MAILING INSTRUCTIONS

Mail your completed account application and    OR     (for overnight and express mail delivery)
check made payable to Salomon Brothers
Funds to:

SALOMON BROTHERS INVESTMENT SERIES                    SALOMON BROTHERS INVESTMENT SERIES
C/O PFPC                                              C/O PFPC
P.O. BOX 9764                                         4400 COMPUTER DRIVE
PROVIDENCE, RI 02940 - 9764                           WESTBOROUGH, MA 01581-5120

                                                       SBPROAPP 5/00

                                           SIGNATURE CARD
                                          SALOMON BROTHERS
                                        CASH MANAGEMENT FUND
                                NEW YORK MUNICIPAL MONEY MARKET FUND
                               Boston Safe Deposit and Trust Company

ACCOUNT NUMBER
________________________________________________________________________________
ACCOUNT NAME(S) AS REGISTERED
________________________________________________________________________________
AUTHORIZED SIGNATURE(S) -- Individuals must sign as their names appear in account registration
1 ______________________________________________________________________________
2 ______________________________________________________________________________
3 ______________________________________________________________________________
4 ______________________________________________________________________________
[ ] Check if all signatures are required
[ ] Check if only one signature is required             Date ___________________
[ ] Check if combination of signatures is required and specify number and/or individual(s)
                      SUBJECT TO CONDITION ON REVERSE SIDE

  THE PAYMENT OF FUNDS IS AUTHORIZED BY THE SIGNATURE(S) APPEARING ON REVERSE SIDE.

  By executing this signature card, I (we) hereby authorize Boston Safe Deposit and Trust Company ('Bank') to honor checks drawn by me (us) on my (our) Account in the Investment Company ('Fund') indicated on the reverse side of this form with payment therefore to be made by redeeming sufficient full and fractional shares in that Account without a signature guarantee.

  If this card is signed by more than one person, all checks will require only one of the signatures appearing on the reverse side if the option of 'only one signature is required' has been selected.

  Checks may not be written for amounts less than $500 or such other minimum or maximum as may from time to time be established by the Fund. Shares for which certificates have been issued may not be redeemed by check. No redemption of shares purchased by check will be permitted pursuant to this Check Redemption Service until the check has cleared which may take up to 15 days. The Bank reserves the right to dishonor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

  Neither the Bank nor the Fund shall incur any liability for honoring my (our) redemption checks, or for effecting redemptions pursuant to the Check Redemption Service or for returning checks which have not been honored. The Bank and the Fund shall be liable only for their own negligence.

  I (we) understand and agree that this Check Redemption Service is in all respects subject to the procedures, rules and regulations of the Bank governing checking accounts, and also to the terms and conditions in the Fund's current Prospectus and Statement of Additional Information, and that the Bank and the Fund reserve the right to change, modify or terminate the Service at any time upon written notification mailed to my (our) address of record.

--------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND

 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in equity securities of small cap
 INVESTMENT              issuers. Under normal circumstances, the fund invests at
 STRATEGY                least 80% of its assets in these securities and related
                         investments. The fund considers companies with market
                         capitalizations at the time of purchase by the fund similar to that of the companies included in the Russell 2000 Growth
                         Index to be small cap companies. The Russell 2000 Growth
                         Index includes companies with market capitalizations below the top 1000 stocks of the equity market. As of March 31,
                         2002, the market capitalization of companies included in the
                         Russell 2000 Growth Index ranged from $3 million to
                         $3.3 billion.
-------------------------------------------------------------------------------------
 HOW THE
 MANAGER
 SELECTS THE
 FUND'S
 INVESTMENTS
                         The manager emphasizes companies which it believes have
                         favorable growth prospects and potential for significant
                         capital appreciation. In selecting individual companies for investment, the manager looks for:

                         o Companies that either occupy a dominant position in an
                           emerging industry or a growing market share in larger,
                           fragmented industries.
                         o Favorable sales and/or earnings growth trends.
                         o High or improving return on capital.
                         o Strong financial condition.
                         o Experienced and effective management.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors can lose money on their investment in the fund, or
 RISKS OF                the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                o Small capitalization or growth stocks fall out of favor with
 Investing in              investors.
 small                   o Recession or adverse economic trends adversely affect the
 capitalization            earnings or financial condition of small companies.
 companies               o The manager's judgment about the attractiveness, growth
 involves a                prospects or potential appreciation of the fund's
 substantial risk          investments proves to be incorrect.
 of loss.                o There is greater volatility of share price because of the fund's focus on small cap companies.
                         Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:
                         o Have more limited product lines, capital resources and
                           management depth.
                         o Experience sharper swings in market values.
                         o Be harder to sell at the times and prices the manager
                           believes appropriate.
                         o Offer greater potential for gain and loss.

                         The market prices of companies believed to have great
                         prospects for revenue and earnings growth tend to reflect
                         those expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.

                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 49

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 33.45% in 4th quarter 1999;
 Lowest:  - 23.76% in 3rd quarter
 2001.


                                            Calendar years         % Total
                                            ended December 31      Return
                                            -----------------      ------

                                            1999                    57.52
                                            2000                    14.08
                                            2001                    -6.61

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


---------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
DIVIDENDS.

--------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                            Since*
                                                                1 Year     Inception

--------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                         - 11.99%     18.90%

   Return After Taxes on Distributions                         - 11.99%     15.20%

   Return After Taxes on Distributions and Sales of Fund        - 7.30%     14.46%
   Shares

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
 Other Classes

 Class B                                                       - 12.06%     19.40%

--------------------------------------------------------------------------------------
 Class 2'D'                                                     - 9.19%     19.68%

 Class O                                                        - 6.42%     21.20%

--------------------------------------------------------------------------------------
 Class Y**                                                        n/a         n/a

--------------------------------------------------------------------------------------
 Russell 2000 Growth Index                                      - 9.23%     - 1.04%

--------------------------------------------------------------------------------------
 Russell 2000 Index                                              2.49%       3.11%

  'D' formerly Class C

  * The inception date is July 1, 1998.

 ** No Class Y shares were outstanding during the calendar year ended December 31, 2001.

                                                                                              COMPARATIVE
                                                                                              PERFORMANCE
                                                                                              This table compares the
                                                                                              before- and after-tax
                                                                                              average annual total
                                                                                              return of the fund's
                                                                                              Class A shares for the
                                                                                              periods shown with that
                                                                                              of the Russell 2000
                                                                                              Growth Index, an index
                                                                                              which measures the
                                                                                              performance of those
                                                                                              Russell 2000 Index
                                                                                              companies with higher
                                                                                              price-to-book ratios
                                                                                              and higher forecasted
                                                                                              growth values, and the
                                                                                              Russell 2000 Index, an
                                                                                              index which includes
                                                                                              companies with market
                                                                                              capitalizations below
                                                                                              the top 1,000 stocks of
                                                                                              the equity market.
                                                                                              After-tax returns for
                                                                                              all other classes will
                                                                                              vary. After-tax returns
                                                                                              are calculated using
                                                                                              the highest historical
                                                                                              individual federal
                                                                                              marginal income tax
                                                                                              rates and do not
                                                                                              reflect the impact of
                                                                                              state and local taxes.
                                                                                              Actual after-tax
                                                                                              returns depend upon an
                                                                                              individual investor's
                                                                                              tax situation and may
                                                                                              differ from those
                                                                                              shown. After-tax
                                                                                              returns shown are not
                                                                                              relevant to investors
                                                                                              who hold their fund
                                                                                              shares through tax-
                                                                                              deferred arrangements
                                                                                              such as 401(k) plans or
                                                                                              individual retirement
                                                                                              accounts. This table
                                                                                              also compares the
                                                                                              before-tax average
                                                                                              annual total returns of
                                                                                              the other fund classes
                                                                                              with the Russell 2000
                                                                                              Growth Index and
                                                                                              Russell 2000 Index. The
                                                                                              fund's past
                                                                                              performance, before and
                                                                                              after taxes, is not
                                                                                              necessarily an
                                                                                              indication of how the
                                                                                              fund will perform in
                                                                                              the future.

                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 50

 FEE TABLE

 -------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS 2   CLASS O   CLASS Y

 Maximum sales charge on purchases                 5.75%*     None     1.00%      None      None
 Maximum deferred sales charge on redemptions      None*     5.00%     1.00%      None      None

--------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                 0.70%     0.70%     0.70%     0.70%     0.70%

--------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee            0.25%     1.00%     1.00%      None      None
   Other expenses**                                0.25%     0.34%     0.27%     0.30%     0.30%

--------------------------------------------------------------------------------------------------
   Total Annual fund operating expenses**          1.20%     2.04%     1.97%     1.00%     1.00%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
  Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
  but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**For Class Y shares, other expenses and total annual fund operating expenses are based on expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended December 31, 2001.

                                                                                                     FEES AND EXPENSES
                                                                                                     This table sets forth
                                                                                                     the fees and expenses
                                                                                                     you will pay if you
                                                                                                     invest in shares of the
                                                                                                     fund.

----------------------------------------------------------------------------------------------------------------------------

 EXAMPLE

-----------------------------------------------------------------------------------------------
NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS     10 YEARS
 Your costs would be
 Class A                                           $690      $934      $1,197      $1,946

-----------------------------------------------------------------------------------------------
 Class B (redemption at end of period)              707       940       1,298       2,056

 Class B (no redemption)                            207       640       1,098       2,056

-----------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)              398       712       1,152       2,372

 Class 2 (no redemption)                            298       712       1,152       2,372

-----------------------------------------------------------------------------------------------
 Class O                                            102       318         552       1,225

 Class Y                                            102       318         552       1,225

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 51

--------------------------------------------------------------------------------
 STRATEGIC BOND FUND

 INVESTMENT              The fund seeks a high level of current income. As a
 OBJECTIVE               secondary objective, the fund seeks capital appreciation.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in a globally diverse portfolio
 INVESTMENT              of fixed income securities. Under normal circumstances, the
 STRATEGY                fund invests at least 80% of its assets in bonds and related investments. The manager has broad discretion to allocate
                         the fund's assets among the following segments of the global market for fixed income securities:

                         o U.S. government obligations           o Mortgage- and asset-backed
                           Investment and non-investment grade     securities
                         o U.S. and foreign corporate debt       o Investment and non-investment grade
                                                                   sovereign debt, including issuers
                                                                   in emerging markets

                         CREDIT QUALITY: The fund invests in fixed income securities across a range of credit qualities and may invest a
                         substantial portion of the fund's assets in obligations
                         rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly
                         referred to as 'junk bonds.'

                         MATURITY: The fund has no specific average portfolio
                         maturity requirement, but generally anticipates maintaining a range of 4.5 to 10 years. The fund may hold individual
                         securities of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 The manager uses a combination of quantitative models which
 MANAGER                 seek to measure the relative risks and opportunities of each
 SELECTS THE             market segment based upon economic, market, political,
 FUND'S                  currency and technical data and its own assessment of
 INVESTMENTS             economic and market conditions to create an optimal
                         risk/return allocation of the fund's assets among various
                         segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund's
                         portfolio.

                         In selecting corporate debt for investment, the manager considers the issuer's:
                         o Financial condition.
                         o Sensitivity to economic conditions and trends.
                         o Operating history.
                         o Experience and track record of management.

                         In selecting foreign government debt for investment, the
                         manager considers the issuer's:
                         o Economic and political conditions within the issuer's
                           country.
                         o Overall and external debt levels and debt service ratios.
                         o Access to capital markets.
                         o Debt service payment history.

                         In selecting U.S. government and agency obligations and mortgage-backed securities for investment, the manager considers the following factors:
                         o Yield curve shifts.
                         o Credit quality.
                         o Changing prepayment patterns.

                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 52

--------------------------------------------------------------------------------


 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:
 Investments in           o Interest rates go up, causing the prices of fixed income
 high yield                 securities to decline and reducing the value of the fund's
 securities                 investments.
 involve a                o The issuer of a security owned by the fund defaults on its
 substantial risk           obligation to pay principal and/or interest or has its
 of loss.                   credit rating downgraded.
                          o During periods of declining interest rates, the issuer of a security exercises its option to prepay principal earlier
                            than scheduled, forcing the fund to reinvest in lower
                            yielding securities. This is known as call or prepayment
                            risk.
                          o During periods of rising interest rates, the average life of certain types of securities is extended because of slower
                            than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as
                            extension risk.
                          o The manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector or
                            security or about interest rate trends proves to be
                            incorrect.

                         To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the
                         fund may have especially volatile prices and may have a
                         disproportionate effect on the fund's share price.

                         High yield securities are considered speculative and,
                         compared to investment grade securities, tend to have:
                         o More volatile prices and increased price sensitivity to
                           changing interest rates and to adverse economic and business developments.
                         o Greater risk of loss due to default or declining credit
                           quality.
                         o Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.
                         o Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

                         Investing in foreign issuers, including emerging market
                         issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests
                         significantly in one country. These risks may include:

                         o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting
                           standards or regulatory practices.
                         o Many non-U.S. markets are smaller, less liquid and more
                           volatile than U.S. markets. In a changing market, the
                           manager may not be able to sell the fund's portfolio
                           securities in amounts and at prices the manager considers
                           reasonable.
                         o Economic, political and social developments may
                           significantly disrupt the financial markets or interfere
                           with the fund's ability to enforce its rights against
                           foreign government issuers.

                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 53

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
 5.65% in 4th quarter 1999;
 Lowest:  - 3.47 in 3rd quarter 1998.



                                            Calendar years         % Total
                                            ended December 31      Return
                                            -----------------      ------

                                            1996                   14.05
                                            1997                   11.23
                                            1998                    1.05
                                            1999                    4.96
                                            2000                    1.77
                                            2001                    6.22


                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.

---------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

---------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                                Since*
                                                          1 Year     5 Years   Inception

---------------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                       1.12%    3.97%       7.27%

   Return After Taxes on Distributions                     - 2.42%    0.39%       3.35%

   Return After Taxes on Distributions                       0.64%    1.36%       3.86%
   and Sale of Fund Shares

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 Other Classes

 Class B                                                     0.75%    3.95%       7.23%

---------------------------------------------------------------------------------------------
 Class 2'D'                                                  3.88%    4.17%       7.20%

 Class O                                                     6.66%    5.29%       8.33%

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 SSB Broad Investment Grade Bond Index                       8.52%    7.43%       7.99%

 'D' formerly Class C
  *  The inception date is February 22, 1995.

                                                                                              COMPARATIVE
                                                                                              PERFORMANCE

                                                                                              This table compares the
                                                                                              before- and after-tax
                                                                                              average annual total
                                                                                              return of the fund's
                                                                                              Class A shares for the
                                                                                              periods shown with that
                                                                                              of the Salomon Smith
                                                                                              Barney Broad Investment
                                                                                              Grade Bond Index ('SSB
                                                                                              Big Index'), a
                                                                                              broad-based unmanaged
                                                                                              index of corporate
                                                                                              bonds. After-tax
                                                                                              returns for all other
                                                                                              classes will vary.
                                                                                              After-tax returns are
                                                                                              calculated using the
                                                                                              highest historical
                                                                                              individual federal
                                                                                              marginal income tax
                                                                                              rates and do not
                                                                                              reflect the impact of
                                                                                              state and local taxes.
                                                                                              Actual after-tax
                                                                                              returns depend upon an
                                                                                              individual investor's
                                                                                              tax situation and may
                                                                                              differ from those
                                                                                              shown. After-tax
                                                                                              returns shown are not
                                                                                              relevant to investors
                                                                                              who hold their fund
                                                                                              shares through tax-
                                                                                              deferred arrangements
                                                                                              such as 401(k) plans or
                                                                                              individual retirement
                                                                                              accounts. This table
                                                                                              also compares the
                                                                                              before-tax average
                                                                                              annual total returns of
                                                                                              the other fund classes
                                                                                              with the SSB Big Index.
                                                                                              The fund's past
                                                                                              performance, before and
                                                                                              after taxes, is not
                                                                                              necessarily an
                                                                                              indication of how the
                                                                                              fund will perform in
                                                                                              the future.

                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 54

 FEE TABLE

---------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O

 *Maximum sales charge on purchases                 4.75%*     None     1.00%        None
  Maximum deferred sales charge on redemptions       None     5.00%     1.00%        None

---------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
  A % OF NET ASSETS)

   Management fees                                  0.75%     0.75%     0.75%       0.75%

---------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee             0.25%     1.00%     0.75%        None

   Other expenses                                   0.52%     0.34%     0.33%       0.30%

---------------------------------------------------------------------------------------------
   Total annual fund operating expenses             1.52%     2.09%     1.83%       1.05%

*If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                             FEES AND EXPENSES
                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund. Because some of
                                                                                             the fund's expenses
                                                                                             were waived, actual
                                                                                             total operating
                                                                                             expenses for the prior
                                                                                             year were:
                                                                                             Class A: 1.40%
                                                                                             Class B: 2.06%
                                                                                             Class 2: 1.79%
                                                                                             Class O: 1.04%

                                                                                             This waiver may be
                                                                                             reduced or terminated
                                                                                             at any time.

--------------------------------------------------------------------------------------------------------------------
 EXAMPLE

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                             $622      $932    $1,265      $2,201

-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)                712       955     1,324       2,211

 Class B (no redemption)                              212       655     1,124       2,211

-------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                384       670     1,080       2,226

 Class 2 (no redemption)                              284       670     1,080       2,226

-------------------------------------------------------------------------------------------
 Class O                                              107       334       579       1,283

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)


                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                             may be higher or lower.

                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 55

--------------------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND

 INVESTMENT              The fund seeks to obtain a high level of current income.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    Under normal circumstances, the fund invests substantially
 STRATEGY                all of its assets in debt securities and mortgage-backed
                         securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These investments may include private pools of mortgages the
                         payment of principal and interest of which is guaranteed by the U.S. government, its agencies or instrumentalities.
                         Agency and instrumentality securities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.

                         DURATION: The fund normally maintains an average portfolio effective duration of two to four years. Duration is an
                         approximate measure of the sensitivity of the market value of the fund's portfolio to changes in interest rates.
-------------------------------------------------------------------------------------
 HOW THE                 The manager focuses on identifying undervalued sectors and
 MANAGER                 securities. Specifically, the manager:
 SELECTS THE             o Monitors the spread between U.S. Treasury and government
 FUND'S                    agency or instrumentality issues and purchases agency and
 INVESTMENTS               instrumentality issues which it believes will provide a
                           total return advantage.
                         o Determines sector or maturity weightings based on
                           intermediate and long-term assessments of the economic
                           environment and relative value factors based on interest
                           rate outlook.
                         o Uses research to uncover inefficient sectors of the
                           government and mortgage markets and adjusts portfolio
                           positions to take advantage of new information.
                         o Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to
                           identify individual securities that balance potential
                           return and risk.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund
 RISKS OF                or the fund may not perform as well as other investments if
 INVESTING IN            any of the following occurs:
 THE FUND                o Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's investments.
                         o As interest rates decline, the issuers of mortgage-related securities held by the fund may pay principal earlier than scheduled, forcing the fund to reinvest in lower yielding
                            securities. This is called prepayment or call risk.
                         o As interest rates increase, slower than expected principal payments may extend the average life of fixed income
                           securities, locking in below-market interest rates and
                           reducing the value of these securities. This is called
                           extension risk.
                         o Increased volatility in share price to the extent the fund holds mortgage derivative securities because of their
                           imbedded leverage or unusual interest rate reset terms.
                         o The manager's judgment about the attractiveness, value or income potential of a particular security or about interest rate trends proves incorrect.

                         Payments of principal and interest on mortgage pools issued by government related organizations are not guaranteed by
                         the U.S. government. Although mortgage pools issued by U.S.
                         agencies are guaranteed with respect to payments of
                         principal and interest, such guarantee does not apply to
                         losses resulting from declines in the market value of such securities.

                          U.S. Government Income Fund
                    Salomon Brothers Investment Series - 56

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 6.02% in 3rd quarter 2001;
 Lowest:  - 1.20% in 1st quarter
 1996.




                                            Calendar years         % Total
                                            ended December 31      Return
                                            -----------------      ------

                                            1996                    3.59
                                            1997                    7.86
                                            1998                    7.63
                                            1999                    1.52
                                            2000                    7.91
                                            2001                    9.12


                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


-------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                               Since*
                                                            1 Year   5 Years   Inception

------------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                      3.98%     5.74%      6.08%

   Return After Taxes on Distributions                      1.43%     3.11%      3.44%

   Return After Taxes on Distributions                      2.41%     3.25%      3.51%
   and Sale of Fund Shares

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 Other Classes

 Class B                                                    3.28%     5.70%      6.05%

------------------------------------------------------------------------------------------
 Class 2'D'                                                 6.66%     5.97%      6.02%

 Class O                                                    9.25%     7.10%      7.13%

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 SSB 1-5 Year Treasury Bond Index                           8.39%     6.80%      7.01%

 'D' formerly Class C
  *  The inception date is February 22, 1995.

                                                                                            COMPARATIVE
                                                                                            PERFORMANCE

                                                                                            This table compares the
                                                                                            before- and after-tax
                                                                                            average annual total
                                                                                            return of the fund's
                                                                                            Class A shares for the
                                                                                            periods shown with that
                                                                                            of the Salomon Smith
                                                                                            Barney 1-5 Year
                                                                                            Treasury Bond Index
                                                                                            ('SSB Index'), a
                                                                                            broad-based unmanaged
                                                                                            index of U.S. Treasury
                                                                                            securities. After-tax
                                                                                            returns for all other
                                                                                            classes will vary.
                                                                                            After-tax returns are
                                                                                            calculated using the
                                                                                            highest historical
                                                                                            individual federal
                                                                                            marginal income tax
                                                                                            rates and do not
                                                                                            reflect the impact of
                                                                                            state and local taxes.
                                                                                            Actual after-tax
                                                                                            returns depend upon an
                                                                                            individual investor's
                                                                                            tax situation and may
                                                                                            differ from those
                                                                                            shown. After-tax
                                                                                            returns shown are not
                                                                                            relevant to investors
                                                                                            who hold their fund
                                                                                            shares through
                                                                                            tax-deferred
                                                                                            arrangements such as
                                                                                            401(k) plans or
                                                                                            individual retirement
                                                                                            accounts. This table
                                                                                            also compares the
                                                                                            before-tax average
                                                                                            annual total returns of
                                                                                            the other fund classes
                                                                                            with the SSB Index. The
                                                                                            fund's past
                                                                                            performance, before and
                                                                                            after taxes, is not
                                                                                            necessarily an
                                                                                            indication of how the
                                                                                            fund will perform in
                                                                                            the future.

                          U.S. Government Income Fund
                    Salomon Brothers Investment Series - 57

 FEE TABLE

-----------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS 2   CLASS O

 *Maximum sales charge on purchases                      4.75%*     None     1.00%      None
 Maximum deferred sales charge on redemptions             None     5.00%     1.00%      None

-----------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                       0.60%     0.60%     0.60%     0.60%

-----------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee                  0.25%     1.00%     0.75%      None
   Other expenses                                        0.84%     0.71%     0.65%     0.70%

-----------------------------------------------------------------------------------------------------
   Total annual fund operating expenses                  1.69%     2.31%     2.00%     1.30%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                 FEES AND EXPENSES
                                                                                                 This table sets forth
                                                                                                 the fees and expenses
                                                                                                 you will pay if you
                                                                                                 invest in shares of the
                                                                                                 fund. Because some of
                                                                                                 the fund's expenses
                                                                                                 were waived or
                                                                                                 reimbursed, actual
                                                                                                 total operating
                                                                                                 expenses for the prior
                                                                                                 year were:
                                                                                                 Class A: 1.07%
                                                                                                 Class B: 1.86%
                                                                                                 Class 2: 1.55%
                                                                                                 Class O: 0.84%

                                                                                                 These waivers and/or
                                                                                                 reimbursements may be
                                                                                                 reduced or terminated
                                                                                                 at any time.

------------------------------------------------------------------------------------------------------------------------

 EXAMPLE

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $639     $  982    $1,349      $2,378

-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               734      1,021     1,435       2,423

 Class B (no redemption)                             234        721     1,235       2,423

-------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               401        721     1,167       2,404

 Class 2 (no redemption)                             301        321     1,167       2,404

-------------------------------------------------------------------------------------------
 Class O                                             132        412       713       1,568

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)


                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                          U.S. Government Income Fund
                    Salomon Brothers Investment Series - 58

--------------------------------------------------------------------------------

 MORE ON THE FUNDS' INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 Each fund's investment objective and its principal investment strategies and risks are described under 'Fund Goals, Strategies and Risks.'

 This section provides additional information about the funds' investments and certain portfolio management techniques the funds may use. More information about the funds' investments and portfolio management techniques and the associated risks is included in the statement of additional information (SAI).

 Compliance with any policy or limitation for a fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.

                           ALL CAP VALUE FUND

                           The fund may invest up to 25% of its assets in securities of foreign issuers. The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

                           ASIA GROWTH FUND

                           The fund may invest in fixed income securities issued by U.S. and foreign governments, their agencies or instrumentalities and supranational entities. The fund may invest up to 10% of its assets in non-convertible debt securities rated below investment grade, or, if unrated, of equivalent quality as determined by the subadviser.

                           BALANCED FUND

                           The fund may invest up to 20% of its assets in securities of foreign issuers.

                           CAPITAL FUND

                           The fund may invest in investment grade fixed income securities and may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest up to 10% of its assets in distressed debt securities. The fund may invest without limit in convertible debt securities. The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The fund may invest up to 20% of its assets in securities of foreign issuers.

                           HIGH YIELD BOND FUND

                           Although the fund invests primarily in high yield securities, the fund may also invest up to 20% of its assets in equity and equity related securities.

                           INTERNATIONAL EQUITY FUND

                           Although the fund invests primarily in securities of issuers organized in at least three countries other than the U.S., the fund may invest up to 15% of its assets in the securities of issuers located in the U.S. The fund emphasizes investments in developed markets, but may also invest up to 15% of its assets in companies located in developing countries. The fund may invest in other securities of non-U.S. issuers which the subadviser believes provide an opportunity for appreciation, such as convertible bonds, preferred stocks and warrants. The fund's long-term convertible investments will carry at least a Baa rating from Moody's Investors Service, Inc. or a BBB rating from Standard & Poor's Ratings Group at the time of purchase or are determined by the subadviser to be of equal quality.

                           INVESTORS VALUE FUND

                           The fund may invest up to 5% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent

                    Salomon Brothers Investment Series - 59
                           quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund may invest up to 20% of its assets in securities of foreign issuers.

                           LARGE CAP CORE EQUITY FUND

                           The fund may invest up to 20% of its assets in foreign equity securities. The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

                           LARGE CAP GROWTH FUND

                           The fund may invest in equity securities of companies with market capitalizations not within the top 1,000 stocks of the equity market. The fund may invest up to 15% of its assets in foreign equity securities.

                           MID CAP FUND

                           The fund may invest up to 20% of its assets in equity securities of companies whose market capitalizations are higher or lower than the market capitalizations of companies included in the S&P MidCap 400 Index. The fund may invest up to 20% of its assets in investment grade non-convertible bonds, notes and debt securities (called 'fixed income' investments) when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers.

                           SMALL CAP GROWTH FUND
                           The fund may invest up to 20% of its assets in equity securities of companies whose market capitalizations exceed the market capitalization of companies included in the Russell 2000 Index. The fund may invest up to 20% of its assets in non-convertible bonds, notes and debt securities when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers.

                           STRATEGIC BOND FUND
                           Although the fund invests primarily in fixed income securities, the fund may invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in foreign currency denominated securities, including securities of issuers located in emerging markets.

                    Salomon Brothers Investment Series - 60

 EQUITY INVESTMENTS

 All Cap Value Fund, Asia Growth Fund, Balanced Fund, Capital Fund, High Yield Bond Fund, Investors Value Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Growth Fund and Strategic Bond Fund
                           Subject to its particular investment policies, each of these funds may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.
                           Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.
--------------------------------------------------------------------------------
 FIXED INCOME INVESTMENTS

 All funds, but the following funds only to a limited extent: All Cap Value Fund, Asia Growth Fund, Capital Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, International Equity Fund and Small Cap Growth Fund

                           Subject to its particular investment policies, each fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Only certain of the funds may invest in fixed income securities of foreign issuers. See "Foreign and emerging markets investments" below.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

 Cash Management Fund, High Yield Bond Fund, Strategic Bond Fund, Balanced Fund and U.S. Government Income Fund

                           Each of these funds may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                           Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. The fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

                    Salomon Brothers Investment Series - 61

 MORTGAGE ROLLS
 Balanced Fund, Strategic Bond Fund and U.S. Government Income Fund
                           Each of these funds may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

--------------------------------------------------------------------------------
 CREDIT QUALITY

                           If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time a fund purchases a fixed income security. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to OTC derivatives contracts.

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                           o They are rated in one of the top four long-term
                             rating categories of a nationally recognized statistical rating organization.

                           o They have received a comparable short-term or other
                             rating.

                           o They are unrated securities that the manager
                             believes are of comparable quality to investment grade securities.



--------------------------------------------------------------------------------
 HIGH YIELD, LOWER QUALITY SECURITIES
 High Yield Bond Fund and Strategic Bond Fund. Each of the following funds only to a limited extent: Asia Growth Fund, Balanced Fund, Capital Fund, Investors Value Fund and Large Cap Core Equity Fund
                           Each of these funds may invest in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

                           Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

                           o Increased price sensitivity to changing interest
                             rates and to adverse economic and business developments.

                           o Greater risk of loss due to default or declining
                             credit quality.

                           o Greater likelihood that adverse economic or company
                             specific events will make the issuer unable to make interest and/or principal payments.

                           o Greater susceptibility to negative market
                             sentiments leading to depressed prices and decrease of liquidity.



                    Salomon Brothers Investment Series - 62

--------------------------------------------------------------------------------
Each of these funds may also invest in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. The Capital
Fund may invest up to 10% of its assets, and the other funds to a more limited extent, in distressed debt securities that are subject to bankruptcy proceedings or are already in default. Distressed debt securities are speculative and involve substantial risk. Generally, a fund will invest in distressed debt securities when the manager believes they offer significant potential for higher returns or can be exchanged for other securities (e.g. equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.


-------------------------------------------------------------------------------
 MUNICIPAL OBLIGATIONS

 California Tax Free Income Fund, New York Municipal Money Market Fund, New York Tax Free Income Fund and National Tax Free Income Fund
                           Each of these funds invests primarily in municipal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The interest on these securities is exempt from regular federal income tax and, in some cases, state and local personal income tax. The two principal classifications of municipal obligations are 'general obligation' securities and 'revenue' securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Private activity bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the fund's ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder the fund's ability to recover interest or principal in the event of a default by the issuer.

--------------------------------------------------------------------------------
 FOREIGN AND EMERGING MARKET INVESTMENTS

 All funds except California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund, New York Tax Free Income Fund and U.S. Government Income Fund

                           Each of these funds may invest in foreign securities, including emerging market issuers, although the foreign investments of Cash Management Fund are limited to U.S. dollar denominated investments issued by foreign branches of U.S. banks and by U.S. and foreign branches of foreign banks.

                           Investing in foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:



                    Salomon Brothers Investment Series - 63

                           o Less information about non-U.S. issuers or markets
                             may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                           o Many non-U.S. markets are smaller, less liquid and
                             more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable.

                           o The U.S. dollar may appreciate against non-U.S.
                             currencies or a foreign government may impose restrictions on currency conversion or trading. On January 1, 2002, the countries participating in the European Economic and Monetary Union adopted the euro as their sole currency. The consequences of that conversion are currently unclear.

                           o The economies of non-U.S. countries may grow at a
                             slower rate than expected or may experience a downturn or recession.

                           o Economic, political and social developments may
                             adversely affect non-U.S. securities markets.

--------------------------------------------------------------------------------
 SOVEREIGN GOVERNMENT AND SUPRANATIONAL DEBT

 Asia Growth Fund, Balanced Fund, Capital Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Mid Cap Fund, and Strategic Bond Fund
                           Each of these funds may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

                           o Fixed income securities issued or guaranteed by
                             governments, governmental agencies or
                             instrumentalities and political subdivisions located in emerging market countries.

                           o Fixed income securities issued by government owned,
                             controlled or sponsored entities located in emerging market countries.

                           o Interests in entities organized and operated for
                             the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                           o Brady Bonds, which are debt securities issued under
                             the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                           o Participations in loans between emerging market
                             governments and financial institutions.

                           o Fixed income securities issued by supranational
                             entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

                           Sovereign government and supernational debt involve the risk of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.


--------------------------------------------------------------------------------
 DERIVATIVES AND HEDGING TECHNIQUES

 All funds except Cash Management Fund and New York Municipal Money Market Fund

                           Each of these funds may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. These funds do not use derivatives as a primary investment technique and generally limit their use to hedging against the economic impact of adverse changes in the market value of their portfolio securities due to changes in stock market prices, currency exchange rates or interest rates. However, these funds may use derivatives for any of the following purposes:

                           o As a substitute for buying or selling securities.



                    Salomon Brothers Investment Series - 64

                           o To enhance the fund's return as a non-hedging
                             strategy that may be considered speculative.

                           A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------
 TEMPORARY DEFENSIVE
 INVESTING

                           Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.


--------------------------------------------------------------------------------
 PORTFOLIO TURNOVER
                           Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.


                    Salomon Brothers Investment Series - 65

--------------------------------------------------------------------------------
 MANAGEMENT

Salomon Brothers Asset Management Inc ('SBAM') is the investment manager for each fund. SBAM was established in 1987 and together with SBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The manager's principal address is 388 Greenwich Street, New York, New York 10013. It is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Salomon Brothers Asset Management Limited, an affiliate of the manager, provides advisory services to the manager in connection with Strategic Bond Fund's transactions in currencies and non-dollar denominated debt securities. Its principal address is Victoria Plaza, 111 Buckingham Palace Row, London SW1W 0SB England. Salomon Brothers Asia Pacific Limited ('SBAM AP') is subadviser to the Asia Growth Fund and manages the Asia Growth Fund's assets under the supervision of the manager. Its principal address is Three Exchange Square, Hong Kong. Neither Salomon Brothers Asset Management Limited or SBAM AP is compensated by the funds for its services. Citi Fund Management Inc., an affiliate of the manager, is subadviser to the Large Cap Growth Fund and International Equity Fund and manages each fund's assets under the supervision of the manager. Its principal address is 100 First Stamford Place, Stamford, Connecticut 06902.

                    Salomon Brothers Investment Series - 66

-------------------------------------------------------------------------------------------
 FUND            PORTFOLIO MANAGER        SINCE           PAST 5 YEARS' BUSINESS EXPERIENCE

 All Cap         Team managed by the      Inception       n/a
 Value Fund      manager
-------------------------------------------------------------------------------------------

 Asia Growth     Team managed by SBAM     n/a             n/a
 Fund            AP

 Balanced        George J. Williamson     July 1998       Director of the manager
 Fund
-------------------------------------------------------------------------------------------

 California      John C. Mooney, CFA      Inception       Senior portfiolio manager of the
 Tax Free                                                 manager responsible for managing tax-
 Income Fund                                              exempt fixed income funds (since
                                                          1997); director of the manager;
                                                          member of the team responsible for
                                                          fixed-income strategy, research and
                                                          trading; vice president and
                                                          tax-exempt portfolio manager at
                                                          SunAmerica (1994 to 1997)
                                                          Managing director of the manager
                 Robert Amodeo            April 2002      Managing director of the manager

Capital Fund     Ross S. Margolies        January 1995    Managing director of the manager
                 Robert M. Donahue, Jr.   July 1998       Managing director of the manager
                                                          since January 2001; director and
                                                          equity analyst with the manager;
                                                          analyst at Gabelli & Company prior to
                                                          1997
-------------------------------------------------------------------------------------------

 High Yield      Peter J. Wilby           Inception       Managing director of the manager
 Bond Fund

 International   Team managed by Citi     n/a             n/a
 Equity Fund     Fund Management Inc.

-------------------------------------------------------------------------------------------

 Investors       John B. Cunningham       September 1997  Managing director of the manager
 Value Fund      Mark McAllister          April 2000      Director and equity analyst with the
                                                          manager; executive vice president and
                                                          portfolio manager at JLW Capital
                                                          Mgmt. Inc. from March 1998 to May
                                                          1999. Prior to March 1998 was a Vice
                                                          President and equity analyst at Cohen
                                                          & Steers Capital Management

 Large Cap       Michael A. Kagan         Inception       Managing director of the manager
 Core Equity
 Fund
-------------------------------------------------------------------------------------------

 Large Cap       Team managed by Citi     n/a             n/a
 Growth Fund     Fund Management Inc.

 Mid Cap Fund    Team managed by          Inception       n/a
                 manager
-------------------------------------------------------------------------------------------

 National Tax    John C. Mooney, CFA      June 1997       Senior portfiolio manager of the
 Free Income                                              manager responsible for managing tax-
 Fund                                                     exempt fixed income funds (since
                                                          1997); director of the manager;
                                                          member of the team responsible for
                                                          fixed-income strategy, research and
                                                          trading; vice president and
                                                          tax-exempt portfolio manager at
                                                          SunAmerica (1994 to 1997)

                 Robert Amodeo            April 2002      Managing director of the manager
                                                                                                 THE PORTFOLIO
                                                                                                 MANAGERS
                                                                                                 The portfolio managers
                                                                                                 are primarily
                                                                                                 responsible for the
                                                                                                 day-to-day operation of
                                                                                                 the funds indicated
                                                                                                 beside their names and
                                                                                                 business experience.

                    Salomon Brothers Investment Series - 67

 New York        Charles K. Bardes        August 1998     Vice president of the manager
 Municipal       Thomas A. Croak          August 1998     Vice president of the manager
 Money
 Market Fund
-------------------------------------------------------------------------------------------

 New York Tax    John C. Mooney, CFA      June 1997       Senior portfiolio manager of the
 Free Income                                              manager responsible for managing tax-
 Fund                                                     exempt fixed income funds (since
                                                          1997); director of the manager;
                                                          member of the team responsible for
                                                          fixed-income strategy, research and
                                                          trading; vice president and
                                                          tax-exempt portfolio manager at
                                                          SunAmerica (1994 to 1997)

                 Robert Amodeo            April 2002      Managing director of the manager

 Small Cap       Team managed by the      n/a             n/a
 Growth Fund     manager; each member
                 of the team is a
                 sector manager
                 responsible for stock
                 selection in one or
                 more industries
-------------------------------------------------------------------------------------------

 Strategic       Peter J. Wilby           Inception       Managing director of the manager
 Bond            Roger Lavan              Inception       Managing director of the manager
 Fund            David Scott              Inception       Managing director of the manager

 U.S.            Roger Lavan              Inception       Managing director of the manager
 Government
 Income Fund


-------------------------------------------------------------------------------
MANAGEMENT FEES

  -----------------------------------------------------------------------------------------

                                                                ACTUAL
                                                                MANAGEMENT
                                                                FEE PAID DURING THE
                                                                MOST RECENT FISCAL YEAR
                                                                AS A PERCENTAGE OF
                                                                AVERAGE DAILY NET
                                                                ASSETS*

   All Cap Value Fund                                                    0.00%
  -----------------------------------------------------------------------------------------

   Asia Growth Fund                                                      0.00%

   Balanced Fund                                                         0.34%
  -----------------------------------------------------------------------------------------

   California Tax Free Income Fund                                       0.00%

   Capital Fund**                                                        0.60%
  -----------------------------------------------------------------------------------------

   Cash Management Fund                                                  0.00%

   High Yield Bond Fund                                                  0.75%
  -----------------------------------------------------------------------------------------

   International Equity Fund                                             0.60%

   Investors Value Fund***                                               0.66%

   Large Cap Core Equity Fund                                            0.00%

   Large Cap Growth Fund                                                 0.02%
  -----------------------------------------------------------------------------------------

   Mid Cap Fund                                                          0.00%

   National Tax Free Income Fund                                         0.14%
  -----------------------------------------------------------------------------------------

   New York Municipal Money Market Fund                                  0.20%






                    Salomon Brothers Investment Series - 68

  -----------------------------------------------------------------------------------------

   New York Tax Free Income Fund                                         0.28%
  -----------------------------------------------------------------------------------------

   Small Cap Growth Fund                                                 0.80%

   Strategic Bond Fund                                                   0.70%
  -----------------------------------------------------------------------------------------

   U.S. Government Income Fund                                           0.10%

  *Fee may be less than the contractual rate due to expense limitations and waivers.

  **The Capital Fund pays the manager a fee of:

  ------------------------------------------------------------

   AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE
        First $100 million                           1.00%
        Next $100 million                             .75%
        Next $200 million                            .625%
        Over $400 million                             .50%

 ***The Investors Value Fund pays the manager a fee that varies based upon the investment performance of the fund compared to the S&P 500 Index. The base fee is determined as follows:

  ------------------------------------------------------------
   AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE
        First $350 million                          .650%
        Next $150 million                           .550%
        Next $250 million                           .525%
        Next $250 million                           .500%
        Over $1 billion                             .450%

 At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of .01% and (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

                    Salomon Brothers Investment Series - 69

 -------------------------------------------------------------------------------
  CHOOSING A SHARE CLASS TO BUY

  SHARE                  You can choose between three classes of shares: Class A, B
  CLASSES                or 2. In addition, certain investors may purchase Class Y
                         shares of the All Cap Value Fund, Capital Fund, Investors
                         Value Fund, Small Cap Growth Fund, and Large Cap Core Equity
                         Fund. If you already own Class O shares of a fund, you may also be eligible to purchase Class O shares of any of the
                         funds. The classes have different sales charges and
                         expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:
                         o How much you plan to invest.
                         o How long you expect to own the shares.
                         o The expenses paid by each class.
                         o Whether you qualify for any reduction or waiver of sales charges.

------------------------------------------------------------------------------

   INVESTMENT            Minimum initial investment amounts vary depending on the
   MINIMUMS              nature of your investment account.
 ---------------------------------------------------------------------------------------------------------
                                                          INITIAL INVESTMENT        ADDITIONAL INVESTMENTS

                                                      CLASSES A, B,    CLASS Y      CLASSES A, B,   CLASS Y
                                                          2, O                          2, O
  General                                                 $250       $2.5 Million        $50        $1,000
 ---------------------------------------------------------------------------------------------------------

  Individual Retirement Accounts, Self Employed            $50       $2.5 Million        $50        $1,000
  Retirement Plans, Uniform Gift to Minor Accounts

  Qualified Retirement Plans                               $50       $2.5 Million        $50        $1,000
 ---------------------------------------------------------------------------------------------------------

  Monthly Systematic Investment Plans                      $25           n/a             $25          n/a

  Pre-authorized Check Plan                                $25           n/a             $25          n/a

Qualified Retirement Plans are qualified under Section 403(b)(7) or
Section 401(a) of the Internal Revenue Code, including 401(k) plans

------------------------------------------------------------------------------------
 COMPARING              Your Financial Consultant can help you decide which class
 CLASSES                meets your goals. Your Financial Consultant may receive
                        different compensation depending upon which class you
                        choose.
------------------------------------------------------------------------------------
 DISTRIBUTION           The funds each have adopted Rule 12b-1 distribution plans
 PLANS                  for their Class A, B and 2 shares. Under each plan, the fund pays distribution and service fees. These fees are an
                        ongoing expense and over time, may cost you more than other types of sales charges.

                    Salomon Brothers Investment Series - 70

----------------------------------------------------------------------------------------------------------------------------
                                 CLASS A            CLASS B            CLASS 2            CLASS O              CLASS Y
 KEY FEATURES                o Initial sales    o No initial       o Initial sales    o Only available   o No initial or
                               charge             sales charge       charge is lower    to existing        deferred sales
                             o You may qualify  o Deferred sales     than Class A       Class O            charge
                               for reduction      charge declines  o Deferred sales     shareholders     o Must invest at
                               or waiver of       over time          charge for only  o No initial or      least $2.5 million
                               initial sales    o Converts to        1 year             deferred sales   o Lower expenses than
                               charge             Class A after    o Higher annual      charge             the other classes
                             o Generally lower    7 years            expenses than    o Lower annual     o Available for All
                               annual expenses  o Higher annual      Class A            expenses than      Cap Value,
                               than Class B       expenses than                         the other          Capital, Large Cap
                               and Class 2        Class A                               classes            Core Equity, Small
                                                                                                           Cap Growth and
                                                                                                           Investors Value
                                                                                                           Funds only
----------------------------------------------------------------------------------------------------------------------------
 INITIAL SALES               Up to              None               1.00%              None               None
 CHARGE                      5.75%/4.75%*,
                             reduced or
                             waived for large
                             purchases and
                             certain
                             investors. No
                             charge for
                             purchases of $1
                             million or more

 DEFERRED SALES              1%** on            Up to 5.00%**      1%** if you        None               None
 CHARGE                      purchases of $1    charged when you   redeem within 1
                             million or more    redeem shares.     year of purchase
                             if you redeem      The charge is
                             within 1 year of   reduced over
                             purchase           time and there
                                                is no deferred
                                                sales charge
                                                after 6 years
---------------------------------------------------------------------------------------------------------------------------
 ANNUAL                      0.25%*** of        1.00%*** of        0.75%/1.00%***     None               None
 DISTRIBUTION AND            average daily      average daily      of average daily
 SERVICE FEES                net assets         net assets         net assets

 EXCHANGEABLE                Class A shares     Class B shares     Class 2 shares     Class O shares     Class Y shares
 INTO**                      of any of the      of any of the      of any of the      of any of the      of any of the
                             other funds        other funds        other funds        other funds        other funds

  *Class A shares of all of the funds except for the money market funds (Cash
   Management Fund and New York Municipal Money Market Fund) are offered either with a 5.75% (International Equity, Balanced, Large Cap Growth, Small Cap Growth, Asia Growth, Investors Value, Capital, All Cap Value, Large Cap Core Equity and Mid Cap Funds) or 4.75% (National Tax Free Income, U.S. Government Income, High Yield Bond, Strategic Bond, California Tax Free Income and New York Tax Free Income Funds) initial sales charge.
 **Class A shares of the money market funds are not subject to a sales charge at the time of purchase. If you subsequently exchange shares of either of the money market funds for shares of another fund, a sales charge may be payable on Class A shares. Class B and Class 2 shares of the money market funds are not subject to a deferred sales charge unless the shares are obtained by exchange of shares from another fund which was acquired subject to a deferred sales charge. If you subsequently exchange Class B or Class 2 shares of a money market fund for shares of another fund, a deferred sales charge may become applicable in the case of Class B and an initial and a deferred sales charge may become applicable in the case of Class 2 shares. The period during which the shares are held in the money market funds are excluded from the holding period for determining the deferred sales charge and conversion to Class A shares.
***All of the funds except for the money market funds pay a service fee with respect to Class A shares of 0.25% of average daily net assets and a service and distribution fee with respect to Class B shares of 1.00% of average daily net assets. All of the funds except for the money market funds pay a service and distribution fee with respect to Class 2 shares of either 0.75% (High Yield Bond, National Tax Free Income, Strategic Bond, U.S. Government Income, California Tax Free Income and New York Tax Free Income Funds) or 1.00% (International Equity, Asia Growth, Capital, Investors Value, Small Cap Growth, Balanced, Large Cap Growth, All Cap Value, Large Cap Core Equity and Mid Cap Funds) of average daily net assets.

                    Salomon Brothers Investment Series - 71

--------------------------------------------------------------------------------

 CLASS A SHARES

No sales charge is imposed on the sale of Class A shares of Cash Management Fund or New York Municipal Money Market Fund. The table below indicates the sales charge on Class A shares of All Cap Value Fund, Asia Growth Fund, Balanced Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund and Small Cap Growth Fund.

-----------------------------------------------------------------------------
                                    sales charge as       sales charge as
 Amount of investment               % of offering price   % of net amount
 Less than $50,000                         5.75%                 6.10%

-----------------------------------------------------------------------------
 $50,000 but less than $100,000            4.50%                 4.71%
 $100,000 but less than $250,000           4.00%                 4.17%

-----------------------------------------------------------------------------
 $250,000 but less than $500,000           2.75%                 2.83%
 $500,000 but less than $1 million         2.25%                 2.30%

-----------------------------------------------------------------------------
 $1 million or more*                    -0-                   -0-

*You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

The following table indicates the sales charge on Class A shares of California Tax Free Income Fund, High Yield Bond Fund, National Tax Free Income Fund, New York Tax Free Income Fund, Strategic Bond Fund and U.S. Government Income Fund.

--------------------------------------------------------------------------------
                                    sales charge as       sales charge as
 Amount of investment               % of offering price   % of net amount
 Less than $50,000                         4.75%                 4.99%

-----------------------------------------------------------------------------
 $50,000 but less than $100,000            4.50%                 4.71%
 $100,000 but less than $250,000           4.00%                 4.17%

-----------------------------------------------------------------------------
 $250,000 but less than $500,000           2.75%                 2.83%
 $500,000 but less than $1 million         2.25%                 2.30%

-----------------------------------------------------------------------------
 $1 million or more*                    -0-                   -0-

*You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

QUALIFYING FOR REDUCED CLASS A SALES CHARGES. There are several ways you can combine multiple purchases of Class A shares of the funds (excluding shares of the Cash Management Fund or the New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule.

 Accumulation privilege -- lets you add the current value of Class A shares of the funds already owned by you or your spouse and your children under the age of 21 (except for Cash Management Fund and New York Municipal Money Market Fund) to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

CLASS A SALES
CHARGE

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge if the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional Class A shares.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI.

                    Salomon Brothers Investment Series - 72

 Group purchase -- lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

 Letter of intent -- lets you purchase Class A shares of the funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares (excluding Class A shares of the Cash Management Fund and New York Municipal Money Market Fund) previously purchased and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.

WAIVERS FOR CERTAIN CLASS A INVESTORS. Class A initial sales charges are waived for certain types of investors, including:

o directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).
o employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ('Selling Broker') and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
o any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the funds' shares and their immediate families.
o participants in certain 'wrap-fee,' or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
o any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
o separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
o non-qualified retirement plans and other third party retirement or savings programs.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant or consult the SAI.

                    Salomon Brothers Investment Series - 73

--------------------------------------------------------------------------------

 CLASS B SHARES

                  You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund are not subject to a deferred sales charge if they were not acquired upon exchange for Class B shares of another fund.

CLASS B DEFERRED SALES CHARGE

The deferred sales charge decreases as the number of years since your purchase increases.

                               CLASS B DEFERRED SALES CHARGE TABLE

                        -------------------------------------------------------------------------
                                                                       DEFERRED SALES CHARGE AS A
                                                                       PERCENTAGE OF DOLLAR
                        YEAR(S) SINCE PURCHASE ORDER                   AMOUNT SUBJECT TO CHARGE
                        1st year                                               5%
                        1 year or more but less than 2 years                   4%
                        2 years or more but less than 4 years                  3%
                        4 years or more but less than 5 years                  2%
                        5 years or more but less than 6 years                  1%
                        6 or more years                                        0%

                  CALCULATION OF DEFERRED SALES CHARGE. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge. All purchases during a month are deemed to have been made on the last day of that month for purposes of determining the deferred sales charge.

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI.

                  Shares are redeemed in this order:
                  o Shares that represent appreciation
                  o Shares representing reinvested distributions and dividends
                  o Other shares that are not subject to the deferred sales
                    charge
                  o Class B shares held longest
                  Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.
                  DEFERRED SALES CHARGE WAIVERS. The deferred sales charge for each share class will generally be waived in connection with:
                  o Redemptions made following the death or disability (as
                    defined in the Internal Revenue Code) of a shareholder.
                  o Redemptions effected pursuant to each fund's right to
                    liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.
                  o A tax-free return of an excess contribution to any
                    retirement plan.
                  o Exchanges.
                  o Automatic cash withdrawals in amounts equal to or less than
                    12% annually or 2% monthly of initial account balances (see automatic withdrawal plan in the SAI).

                  o Redemptions of shares in connection with mandatory
                    post-retirement distributions from retirement plans or IRAs.
                  o Redemption proceeds from other funds that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).


                    Salomon Brothers Investment Series - 74

                  o Certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans.
                  o Redemption of shares by participants in certain 'wrap-fee'
                    or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.
                  CLASS B CONVERSION. After seven years, Class B shares automatically convert into Class A shares. This helps you because Class A shares generally have lower annual expenses. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund do not convert to Class A shares because they have the same annual expenses. Your Class B shares will convert to Class A shares as follows:

                        ------------------------
                        SHARES ISSUED AT INITIAL  SHARES ISSUED ON          SHARES ISSUED UPON
                        PURCHASE                  REINVESTMENT OF           EXCHANGE FROM ANOTHER
                                                  DISTRIBUTIONS AND         FUND
                                                  DIVIDENDS
                        Seven years after the     In same proportion that   On the date the shares
                        date of purchase (all     the number of Class B     originally acquired
                        purchases are deemed      shares converting is to   would have converted
                        made on the last          total Class B shares you  into Class A shares
                        business day of the       own
                        month)

                  MONEY MARKET FUNDS. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

                  PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class B shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules and conversion features in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased.

--------------------------------------------------------------------------------

 CLASS 2 SHARES


 You buy Class 2 shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class 2 shares within one year of purchase, you will pay a deferred sales charge of 1%. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge.

 For all funds except All Cap Value Fund, California Tax Free Income Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Income Fund, and New York Tax Free Income Fund, effective September 14, 1998, Class C shares were renamed Class 2 shares.

 PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class 2 shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

                    Salomon Brothers Investment Series - 75

 CLASS O SHARES

 You can buy Class O shares of a fund only if you currently own Class O shares of that fund or any other fund. There are no initial or deferred sales charges on these shares.

--------------------------------------------------------------------------------

 CLASS Y SHARES

 You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement.

--------------------------------------------------------------------------------

 BUYING SHARES AND EXCHANGING SHARES

 BUYING SHARES
 BY MAIL

 You may make subsequent purchases by mail or, if you elect, by wire
                   Shares of each fund may be initially purchased through PFPC Global Fund Services, Inc. ('PFPC' or the 'transfer agent') by completing an Account Application and forwarding it to the transfer agent. Shares may also be purchased from selected dealers in accordance with procedures established by the dealer.

                   Subsequent investments may be made by mailing a check to the transfer agent, along with the detachable stub from your Statement of Account (or a letter providing the account number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder's account. No redemptions are allowed until the proceeds from the check clears.

                   Write the transfer agent at the following address:

                                   [name of fund]
                                   c/o PFPC
                                   P.O. Box 9764
                                   Providence, RI 02940-9764


--------------------------------------------------------------------------------

BUYING SHARES     Subsequent investments may also be made by wiring funds to the
BY WIRE           transfer agent. Prior notification by telephone is not
                  required. You should instruct the wiring bank to transmit the specified amount in federal funds to:
                                  Boston Safe Deposit and Trust Company
                                  Boston, MA
                                  ABA No. 011-001-234
                                  Account #142743
                                  Attn: [name of fund]
                                  Name of Account:
                                  Account # (as assigned):
                  To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

 ---------------------------------------------------------------------------------------------------------
 ALL FUNDS EXCEPT CASH                                      PURCHASE IS EFFECTIVE
 MANAGEMENT FUND AND
 NEW YORK MUNICIPAL MONEY MARKET
 FUND
                                    If order and federal funds or
                                    check is received by its agent
                                    before 4:00 p.m., Eastern time:
                                                                        On that day
 Payment wired in federal
 funds or check received            If order and federal funds or
                                    check is received by its agent
                                    after the close of New York Stock
                                    Exchange:
                                                                        On the business day following
                                                                        receipt

                    Salomon Brothers Investment Series - 76

----------------------------------------------------------------------------------------------------------
       CASH MANAGEMENT FUND                     PURCHASE IS EFFECTIVE                  DIVIDENDS BEGIN
      AND NEW YORK MUNICIPAL
        MONEY MARKET FUND
                                    If order and federal
                                    funds or check is
                                    received by its agent   At noon, Eastern time
                                    before noon, Eastern    on that day             On that day
                                    time:
 Payment wired in federal
 funds or check received

                                    If order and federal
                                    funds or check is
                                    received by its agent   At close of New York    On the next business
                                    after noon, Eastern     Stock Exchange on       day after
                                    time:                   that day                effectiveness

--------------------------------------------------------------------------------

AUTOMATIC
INVESTMENT
PLAN You may authorize the transfer agent to automatically transfer funds on a periodic basis (monthly, alternative months, quarterly) from a regular bank account or other financial institution to buy shares of a fund. On or about the 10th of the month (or another date of your choosing) the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

                   o Amounts transferred should be at least $25 monthly.
                   o If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

                  For more information, contact your Financial Consultant or consult the SAI.
--------------------------------------------------------------------------------
EXCHANGE          You may exchange shares of any fund for shares of the same
PRIVILEGE         class of another fund.
                   o Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
                   o Shares are eligible for exchange commencing 30 days after purchase.
                   o Generally, your Class A shares will not be subject to an initial sales charge at the time of the exchange. A sales charge, if applicable, will be imposed upon Class A shares of a fund issued upon exchange for Class A shares of Cash Management Fund or New York Municipal Money Market Fund unless you acquired the shares of Cash Management Fund or New York Municipal Money Market Fund through an exchange of shares with respect to which you had previously paid a sales charge.
                   o If you exchange Class B shares of a fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class B shares of Cash Management Fund or New York Municipal Money Market Fund that are not subject to a deferred sales charge at the time of exchange, these shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charge and conversion period excludes the time the shares were held in the Cash Management Fund or the New York Municipal Money Market Fund.
                   o Generally, if you exchange Class 2 shares of a fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but

                    Salomon Brothers Investment Series - 77
                     those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class 2 shares of Cash Management Fund or New York Municipal Money Market Fund with respect to which a sales charge has not been applicable, those shares will be subject to an initial sales charge of 1.00% at the time of exchange and will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charges exclude the time the shares were held in the Cash Management Fund and the New York Municipal Money Market Fund.
                   o You may exchange shares by telephone if you elect telephone exchanges on your Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.
--------------------------------------------------------------------------------
SYSTEMATIC        You may request that shares of any class of a fund be
EXCHANGE          exchanged monthly for shares of the same class of any other fund. A predetermined dollar amount of at least $25 per
                  exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account
                  Application or in the Systematic Investing Application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 REDEEMING SHARES

 You may redeem some or all of your shares by sending your    REDEMPTIONS BY MAIL
 redemption request in proper form to:

              PFPC Global Fund Services, Inc.
              c/o Salomon Brothers Investment Series
              P.O. Box 9764
              Providence, RI 02940-9764.

 The written request for redemption must be in good order.    Generally, a properly
 This means that you have provided the following              completed Redemption
 information. Your request will not be processed without      Form with any required
 this information.                                            signature guarantee is
  o Name of the fund                                          all that is required
  o Account number                                            for a redemption. In
  o Dollar amount or number of shares to redeem               some cases, however,
  o Signature of each owner exactly as account is registered  other documents may be
  o Other documentation required by the transfer agent        necessary.

 To be in good order, your request must include a signature
 guarantee if:
  o The proceeds of the redemption exceed $50,000
  o The proceeds are not paid to the record owner(s) at the
    record address
  o The shareholder(s) has had an address change in the past
    45 days
  o The shareholder(s) is a corporation, sole proprietor,
    partnership, trust or
    fiduciary
 You can obtain a signature guarantee from most banks,
 dealers, brokers, credit unions and federal savings and
 loans, but not from a notary public.
-------------------------------------------------------------------------------------
 You may redeem shares by fax only if a signature guarantee   REDEMPTIONS BY FAX
 or other documentary evidence is not required. Redemption
 requests should be properly signed by all owners of the
 account and faxed to the transfer agent at (508) 871-9503.
 If fax redemptions are not available for any reason, you
 may use the fund's redemption by mail procedure described
 above.


                    Salomon Brothers Investment Series - 78

 In all cases, your redemption price is the net asset value   REDEMPTION PAYMENTS
 next determined after your request is received in good       Any request that your
 order. Redemption proceeds normally will be sent within      redemption proceeds be
 seven days. However, if you recently purchased your shares   sent to a destination
 by check, you may not redeem until your original check       other than your bank
 clears which may take up to 15 days. Your redemption         account or address of
 proceeds can be sent by check to your address of record or   record must be in
 by wire transfer to a bank account designated on your        writing and must
 application.                                                 include signature
                                                              guarantees
 If shares of Cash Management Fund or New York Municipal
 Money Market Fund are redeemed before noon, Eastern time,
 you will not receive that day's dividends. You will receive that day's dividends if you redeem after noon, Eastern
 time.
-------------------------------------------------------------------------------------
 You may transmit your redemption request to selected         REDEMPTIONS THROUGH
 dealers with which the distributor has entered into sales    SELECTED DEALERS
 agreements for the purchase of shares of the funds.
 Redemption orders received by these dealers before the New
 York Stock Exchange closes and which are transmitted to the transfer agent prior to the close of its business day are
 effective that day. With respect to the Cash Management
 Fund and the New York Municipal Money Market Fund,
 redemption requests received by the dealer and transmitted
 to the transfer agent by 12:00 p.m., Eastern time, on any
 day the New York Stock Exchange is open, will generally be
 effected on that same day. It is the responsibility of the
 dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your
 order.
-------------------------------------------------------------------------------------
 You may redeem shares by wire in amounts of $500 or more if  REDEMPTIONS BY WIRE redemption by wire has been elected on your Account
 Application. A signature guarantee is not required on this
 type of redemption request. To elect this service after
 opening your account, call the transfer agent at (800)
 446-1013 for more information. To redeem by wire, you may
 either:

  Telephone the redemption request to the transfer agent at
  (800) 446-1013
  Mail the request to the transfer agent at the address listed above

 Proceeds of wire redemptions of $500 or more will be wired
 to the bank which is indicated on your Account Application
 or by letter which has been properly guaranteed. With
 respect to the Cash Management Fund and New York Municipal
 Money Market Fund, if the transfer agent receives the wire
 request by 12:00 p.m., Eastern time, on any day the New
 York Stock Exchange is open, the redemption proceeds
 generally will be transmitted to your bank that same day.
 Checks for redemption proceeds of less than $500 will be
 mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.
-------------------------------------------------------------------------------------
 You may redeem shares by telephone if you elect the          REDEMPTIONS BY
 telephone redemption option on your Account Application,     TELEPHONE
 and the proceeds must be mailed to your address of record.
 In addition, you must be able to provide proper
 identification information. You may not redeem by telephone if your address has changed within the past 45 days or if
 your shares are in certificate form. Telephone redemption
 requests may be made by calling the transfer agent at (800)
 446-1013 between 9:00 a.m. and 4:00 p.m., Eastern time on
 any day the New York Stock Exchange is open. If telephone
 redemptions are not available for any reason, you may use
 the fund's regular redemption procedure described above.

                    Salomon Brothers Investment Series - 79

 You can arrange for the automatic redemption of a portion    AUTOMATIC CASH
 of your shares on a monthly or quarterly basis. To qualify,  WITHDRAWAL PLAN you must own shares of the fund with a value of at least
 $10,000 for monthly withdrawals and $5,000 for quarterly
 withdrawals ($7,500 in the case of the Investors Value Fund and the Capital Fund) and each automatic redemption must be at least $25 if made monthly.
-------------------------------------------------------------------------------------
 Check writing is available for Class A and Class O           CHECKWRITING PRIVILEGE
 shareholders of the Cash Management Fund and the New York
 Municipal Money Market Fund only. You must elect the
 redemption by check option on your Account Application. The redemption of shares may be made using redemption checks
 provided by the transfer agent. There is no charge for this service. The check must be for amounts of $500 or more. You will continue to earn dividends on the shares redeemed
 until the check clears the banking system. A fee of $10
 will be charged if there are insufficient funds to cover
 the amount of the check.

--------------------------------------------------------------------------------
 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

 Small account balances  If your account falls below $500 ($250 in the case of an IRA or self-employed retirement plan) due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500
                         after 30 days, the fund may close your account and send you the redemption proceeds.
-------------------------------------------------------------------------------------
 Share price             You may buy, exchange or redeem fund shares at the net asset value, adjusted for any applicable sales charge, next
                         determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for
                         each class of shares. Each fund calculates its net asset
                         value every day the New York Stock Exchange is open. Each
                         fund except Cash Management Fund and New York Municipal
                         Money Market Fund calculates its net asset value when
                         regular trading closes on the Exchange (normally 4:00 p.m.,
                         Eastern time). Cash Management Fund and New York Municipal
                         Money Market Fund each calculates its net asset value at
                         12:00 p.m., Eastern time.

                         The funds generally value their securities based on market prices or quotations. The funds' currency conversions are
                         done when the London stock exchange closes, which normally is 12:00 p.m., Eastern time. When market prices or
                         quotations are not readily available, or when the manager
                         believes they are unreliable or that the value of a security has been materially affected by events occurring after a
                         foreign exchange closes, a fund may price those securities using fair value procedures approved by the fund's board. A fund may also use fair value procedures to price securities if a significant event occurs between the time at which a
                         market price is determined but prior to the time at which
                         the fund's net asset value is calculated. A fund that uses fair value procedures to price securities may value those
                         securities higher or lower than another fund that uses
                         market quotations to price the same securities or that use fair value procedures to price those same securities.
                         International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a
                         fund could change on days when you cannot buy or redeem
                         shares.

                         Cash Management Fund and New York Municipal Money Market
                         Fund each uses the amortized cost method to value its
                         portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the
                         difference between the principal amount due at maturity and the cost of the security to the fund.

                    Salomon Brothers Investment Series - 80

                         In order to buy, redeem or exchange shares at that day's
                         price, your order must be placed with the transfer agent
                         before the New York Stock Exchange closes. If the New York
                         Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price. Orders for money market funds
                         must be received by 12:00 p.m., Eastern time.

                         Members of the funds' selling group must transmit all orders to buy, exchange or redeem shares to the funds' transfer agent before the agent's close of business.
-------------------------------------------------------------------------------------
                         Each fund has the right to:
                         o Suspend the offering of shares.
                         o Change or terminate shareholder programs.
                         o Waive or change minimum and additional investment amounts.
                         o Reject any purchase or exchange order.
                         o Change, revoke or suspend the exchange privilege.
                         o Suspend telephone transactions.
                         o Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange
                           Commission.
-------------------------------------------------------------------------------------
 Redemptions in kind     Each fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders.
                         The redeeming shareholder must pay transaction costs to sell these securities.

                    Salomon Brothers Investment Series - 81

-------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES

 The funds normally pay dividends and distribute capital gains, if any, as follows:

---------------------------------------------------------------------------------
                       DIVIDENDS   INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
 FUND                  DECLARED     DISTRIBUTIONS   DISTRIBUTIONS    MOSTLY FROM
 All Cap Value         annually       annually         annually          gain
 Fund
---------------------------------------------------------------------------------

 Asia Growth           annually       annually         annually          gain
 Fund

 Balanced                daily         monthly         annually          both
 Fund
---------------------------------------------------------------------------------

 California Tax Free     daily         monthly      semi-annually       income
 Income Fund

 Capital Fund          quarterly      quarterly        annually          gain
---------------------------------------------------------------------------------

 Cash                 daily            monthly        annually*         income
 Management           (to share-
 Fund                 holders of
                      record at
                      12:00 noon)

 High Yield Bond         daily         monthly         annually         income
 Fund
---------------------------------------------------------------------------------

 International         annually       annually         annually          gain
 Equity Fund

 Investors Value       quarterly      quarterly        annually          gain
 Fund
---------------------------------------------------------------------------------

 Large Cap Core        annually       annually         annually          gain
 Equity Fund

 Large Cap Growth      annually       annually         annually          gain
 Fund
---------------------------------------------------------------------------------

 Mid Cap Fund          annually       annually         annually          gain

 National                daily         monthly      semi-annually       income
 Tax Free Income
 Fund
---------------------------------------------------------------------------------

 New York             daily            monthly        annually*         income
 Municipal            (to share-
 Money Market         holders of
 Fund                 record at
                      12:00 noon)

 New York Tax Free       daily         monthly      semi-annually       income
 Income Fund
---------------------------------------------------------------------------------

 Small Cap             annually       annually         annually          gain
 Growth Fund

 Strategic Bond          daily         monthly         annually         income
 Fund
---------------------------------------------------------------------------------

 U.S. Government         daily         monthly         annually         income
 Income Fund

 *Each money market fund anticipates that it will normally not earn or distribute any long-term capital gains.

DIVIDENDS
AND
DISTRIBUTIONS

Annual distributions of income and capital gains normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

                    Salomon Brothers Investment Series - 82

 The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Capital gains distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 TRANSACTION                            FEDERAL INCOME TAX STATUS
 Redemption or exchange of shares       Usually capital gain or loss; long-term only if
                                        shares owned more than one year
----------------------------------------------------------------------------------------

 Long-term capital gain distributions   Long-term capital gain

 Short-term capital gain distributions  Ordinary income
----------------------------------------------------------------------------------------

 Dividends                              Ordinary income (for all funds except the
                                        municipal bond funds)*

TAXES
In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

 *California Tax Free Income Fund, National Tax Free Income Fund, New York Tax
  Free Income Fund and New York Municipal Money Market Fund intend to distribute the interest they earn on tax-exempt municipal bonds as 'exempt-interest' dividends. These dividends are excludable from gross income for federal income tax purposes but may be subject to state and local income tax, although the New York Tax Free Income Fund's and the New York Municipal Money Market Fund's exempt-interest dividends paid from interest on New York municipal securities will be exempt from New York State and New York City personal income taxes, and the California Tax Free Income Fund's exempt-interest dividends paid from interest on California municipal securities will be exempt from California State personal income taxes. Their distributions from other sources, if any, would be taxable as described above. Exempt-interest dividends may affect your federal alternative minimum tax calculation, however, and if you are receiving social security or railroad retirement benefits, may increase the tax on your benefits. If you borrow money to purchase or carry shares of one of these funds, your deduction for interest paid on those borrowings will be limited.

 Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

 After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your distributions, dividends (other than exempt-interest dividends), and, except for a money market fund, redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

                    Salomon Brothers Investment Series - 83

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of each fund for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables, except as noted below, was audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report (available upon request).

 As of the close of business on September 14, 1998, all existing Class C shares of all of the funds (except the California Tax Free Income Fund, Mid Cap Fund, National Tax Free Income Fund and New York Tax Free Income Fund) were reclassified as Class 2 shares.

 As of the close of business on July 12, 2001, all outstanding shares of the California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund were reclassified as Class A shares. Prior to that date, the California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund were known as Citi California Tax Free Income Fund, Citi National Tax Free Income Fund and Citi New York Tax Free Income Fund, respectively.

 The information in the financial highlights tables for the fiscal year ended December 31, 2001 for each of California Tax Free Income Fund, Mid Cap Fund, National Tax Free Income Fund and New York Tax Free Income Fund was audited by KPMG LLP, independent auditors, whose report, along with those funds' financial statements are included in their annual report (available upon request). The information in the financial highlights tables for periods prior to the fiscal year ended December 31, 2001 for each of these funds was audited by Deloitte & Touche LLP.

                    Salomon Brothers Investment Series - 84

                               ALL CAP VALUE FUND


                               CLASS B           CLASS O
                          -----------------------------------
                                YEAR ENDED DECEMBER 31
                          -----------------------------------
                               2001(1)           2001(4)
                          -----------------------------------
Net asset value,
 beginning of period           $12.88            $ 12.50
                               ------            -------
Income (loss) from
 operations:
   Net investment loss(2)       (0.01)              0.01
   Net realized and
    unrealized gain              0.73               1.11
                               ------            -------
Total income from
 operations                      0.72               1.12
                               ------            -------
Less distributions from:
   Net investment income       --                 --
                               ------            -------
Total distributions            --                 --
                               ------            -------
Net asset value, end of
 period                        $13.60            $ 13.62
                               ------            -------
Total return(3)                   5.6%'DD'           9.0%'DD'
Net assets, end of period
 (000s)                        $   11            $10,893
Ratios to average net
 assets:
   Expenses                      2.25%'D'           1.25%'D'
   Net investment loss          (0.55)%'D'          0.45%'D'
Portfolio turnover rate          3.51%              3.51%
Before applicable waiver
 of management fee and
 expenses absorbed by
 SBAM, net investment
 loss per share and
 expense ratios would
 have been:
   Net investment loss
    per share(2)               $(0.03)           $ (0.02)
   Expense ratio                 3.36%'D'           2.36%'D'

               --------------------------------------------------


(1) For the period from November 8, 2001 (inception date) to December 31, 2001.
(2) Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4) For the period from October 15, 2001 (inception date) to December 31, 2001. 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.

                    Salomon Brothers Investment Series - 85

                                ASIA GROWTH FUND

                                               CLASS A                                           CLASS B
                           ---------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------------------------------------------
                            2001      2000      1999      1998      1997      2001      2000      1999       1998      1997
                           ---------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year         $  8.48   $ 12.67   $  6.50   $  7.48   $ 10.32   $  8.24   $ 12.41   $  6.42   $   7.44   $ 10.31
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Income (loss) from
 operations:
   Net investment income
    (loss)                    0.09*    (0.01)*   (0.00)*#    0.10     0.03      0.06*    (0.11)*   (0.06)*     0.05     (0.05)
   Net realized and
    unrealized gain
    (loss)                   (1.10)    (4.18)     6.17     (1.08)    (2.59)    (1.08)    (4.06)     6.05      (1.07)    (2.57)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total income (loss) from
 operations                  (1.01)    (4.19)     6.17     (0.98)    (2.56)    (1.02)    (4.17)     5.99      (1.02)    (2.62)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Less distributions from:
   Net investment income     (0.12)    --        --        --        (0.03)    (0.07)    --        --         --        --
   Net realized gains        --        --        --        --        (0.25)    --        --        --         --        (0.25)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total distributions          (0.12)    --        --        --        (0.28)    (0.07)    --        --         --        (0.25)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Net asset value, end of
 year                      $  7.35   $  8.48   $ 12.67   $  6.50   $  7.48   $  7.15   $  8.24   $ 12.41   $   6.42   $  7.44
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total return(1)            (11.9)%   (33.1)%     94.9%   (13.1)%   (25.6)%   (12.4)%   (33.6)%     93.3%    (13.7)%   (26.1)%
Net assets, end of year
 (000s)                    $ 2,621   $ 3,902   $ 7,108   $ 4,385   $ 6,491   $ 4,367   $ 5,893   $10,658   $  5,256   $ 5,738
Ratios to average net
 assets:
   Total expenses,
    including interest
    expense                  1.33%     1.31%     --        --        --        2.04%     2.06%     --         --        --
   Total expenses,
    excluding interest
    expense (operating
    expenses)                1.27%     1.24%     1.24%     1.24%     1.24%     1.97%     1.99%     1.99%      1.99%     1.99%
   Net investment income
    (loss)                   1.08%   (0.06)%    (0.01)%    1.48%     0.27%     0.74%   (0.95)%   (0.74)%      0.77%   (0.48)%
Portfolio turnover rate       209%      170%      248%      436%      294%      209%      170%      248%       436%      294%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 loss per share and
 expense ratios would
 have been:
   Net investment loss
    per share              $ (0.12)* $ (0.17)* $ (0.12)* $ (0.07)  $ (0.23)  $ (0.08)* $ (0.26)* $ (0.12)* $  (0.11)  $ (0.30)
   Expense ratio             3.75%     2.72%     2.62%     3.79%     3.81%     3.73%     3.47%     3.39%      4.55%     4.56%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*  Per share amounts have been calculated using the average shares method.
#  Amount represents less than $0.01 per share.

               --------------------------------------------------

                                 BALANCED FUND

                                               CLASS A                                           CLASS B
                           ---------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------------------------------------------
                            2001      2000      1999      1998      1997      2001      2000      1999       1998      1997
                           ---------------------------------------------------------------------------------------------------
Net asset value,
beginning of year          $ 12.84   $ 12.81   $ 13.11   $ 13.13   $ 11.82   $ 12.77   $ 12.76   $ 13.08   $  13.12   $ 11.82
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Income (loss) from
 operations:
   Net investment income      0.48*     0.54*     0.50*     0.56      0.55      0.39*     0.44*     0.40*      0.45      0.45
   Net realized and
    unrealized gain
    (loss)                   (0.36)     0.44     (0.08)     0.26      1.65     (0.35)     0.44     (0.08)      0.26      1.65
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total income from
 operations                   0.12      0.98      0.42      0.82      2.20      0.04      0.88      0.32       0.71      2.10
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Less distributions from:
   Net investment income     (0.46)    (0.50)    (0.50)    (0.55)    (0.53)    (0.38)    (0.42)    (0.42)     (0.46)    (0.44)
   Net realized gains        (0.11)    (0.45)    (0.22)    (0.29)    (0.36)    (0.11)    (0.45)    (0.22)     (0.29)    (0.36)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total distributions          (0.57)    (0.95)    (0.72)    (0.84)    (0.89)    (0.49)    (0.87)    (0.64)     (0.75)    (0.80)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Net asset value, end of
 year                      $ 12.39   $ 12.84   $ 12.81   $ 13.11   $ 13.13   $ 12.32   $ 12.77   $ 12.76   $  13.08   $ 13.12
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total return(1)               1.0%      7.9%      3.2%      6.4%     19.1%      0.3%      7.1%      2.4%       5.5%     18.2%
Net assets, end of year
 (000s)                    $25,607   $24,290   $35,386   $51,443   $53,024   $61,485   $73,311   $97,656   $120,816   $87,549
Ratios to average net
 assets:
   Expenses                  0.95%     0.95%     0.95%     0.85%     0.77%     1.69%     1.70%     1.70%      1.60%     1.52%
   Net investment income     3.79%     4.19%     3.79%     4.17%     4.29%     3.05%     3.43%     3.03%      3.41%     3.54%
Portfolio turnover rate        55%       28%       34%       63%       70%       55%       28%       34%        63%       70%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
   Net investment income
    per share              $ 0.44*   $ 0.51*   $ 0.47*   $  0.51   $  0.49   $ 0.36*   $ 0.41*   $ 0.37*   $   0.41   $  0.39
   Expense ratio             1.25%     1.18%     1.17%     1.17%     1.24%     1.88%     1.93%     1.92%      1.92%     1.99%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*  Per share amounts have been calculated using the average shares method.

                    Salomon Brothers Investment Series - 86

                                ASIA GROWTH FUND

                    CLASS 2                                           CLASS O
---------------------------------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------
 2001      2000      1999     1998(1)    1997      2001      2000      1999      1998      1997
---------------------------------------------------------------------------------------------------
$  8.24   $ 12.41   $  6.42   $  7.44   $ 10.30   $  8.56   $ 12.76   $  6.54   $  7.50   $ 10.32
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.06*    (0.10)*   (0.06)*    0.05     (0.05)     0.16*     0.02*     0.02*     0.12      0.05
  (1.08)    (4.07)     6.05     (1.07)    (2.56)    (1.14)    (4.22)     6.20     (1.08)    (2.59)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (1.02)    (4.17)     5.99     (1.02)    (2.61)    (0.98)    (4.20)     6.22     (0.96)    (2.54)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.07)    --        --        --        --        (0.14)    --        --        --        (0.03)
   --       --        --        --        (0.25)    --        --        --        --        (0.25)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.07)    --        --        --        (0.25)    (0.14)    --        --        --        (0.28)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
$  7.15   $  8.24   $ 12.41   $  6.42   $  7.44   $  7.44   $  8.56   $ 12.76   $  6.54   $  7.50
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
(12.4)%   (33.6)%     93.3%   (13.7)%   (26.0)%   (11.4)%   (32.9)%     95.1%   (12.8)%   (25.3)%
$ 2,245   $ 3,107   $ 4,227   $ 2,291   $ 1,643   $   674   $   846   $ 1,343   $ 1,354   $   412
  2.04%     2.08%     --        --        --        1.06%     1.06%     --        --        --
  1.97%     1.99%     1.99%     1.99%     1.99%     0.99%     0.99%     0.97%     0.99%     0.99%
  0.73%   (0.87)%   (0.76)%     0.80%   (0.47)%     1.90%     0.14%     0.23%     1.90%     0.51%
   209%      170%      248%      436%      294%      209%      170%      248%      436%      294%

$ (0.09)* $ (0.25)* $ (0.11)* $ (0.11)  $ (0.30)  $ 0.04*   $ (0.15)* $ (0.11)* $ (0.04)  $ (0.20)
  3.82%     3.48%     3.37%     4.55%     4.56%     2.43%     2.48%     2.32%     3.55%     3.56%

               --------------------------------------------------

(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*  Per share amounts have been calculated using the average shares method.

               --------------------------------------------------

                                 BALANCED FUND

                   CLASS 2                                            CLASS O
---------------------------------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------
 2001      2000      1999     1998(1)    1997      2001      2000      1999      1998      1997
---------------------------------------------------------------------------------------------------
$ 12.81   $ 12.79   $ 13.11   $ 13.15   $ 11.85   $ 12.91   $ 12.88   $ 13.18   $ 13.20   $ 11.88
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.38*     0.44*     0.41*     0.45      0.45      0.52*     0.58*     0.54*     0.59      0.59
  (0.35)     0.45     (0.09)     0.26      1.65     (0.36)     0.43     (0.09)     0.26      1.65
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.03      0.89      0.32      0.71      2.10      0.16      1.01      0.45      0.85      2.24
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.38)    (0.42)    (0.42)    (0.46)    (0.44)    (0.49)    (0.53)    (0.53)    (0.58)    (0.56)
  (0.11)    (0.45)    (0.22)    (0.29)    (0.36)    (0.11)    (0.45)    (0.22)    (0.29)    (0.36)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.49)    (0.87)    (0.64)    (0.75)    (0.80)    (0.60)    (0.98)    (0.75)    (0.87)    (0.92)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
$ 12.35   $ 12.81   $ 12.79   $ 13.11   $ 13.15   $ 12.47   $ 12.91   $ 12.88   $ 13.18   $ 13.20
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.2%      7.2%      2.4%      5.5%     18.1%      1.3%      8.1%      3.4%      6.6%     19.3%
$16,564   $15,496   $21,030   $29,458   $21,085   $ 1,150   $ 1,504   $ 1,460   $ 1,523   $ 1,227
  1.69%     1.70%     1.70%     1.60%     1.52%     0.70%     0.70%     0.70%     0.60%     0.52%
  3.03%     3.45%     3.04%     3.41%     3.52%     4.03%     4.45%     4.00%     4.41%     4.60%
    55%       28%       34%       63%       70%       55%       28%       34%       63%       70%

$ 0.37*   $ 0.41*   $ 0.38*   $  0.41   $  0.39   $ 0.50*   $ 0.55*   $ 0.51*   $  0.55   $  0.53
  1.84%     1.94%     1.92%     1.92%     1.99%     0.79%     0.93%     0.92%     0.92%     1.00%

               --------------------------------------------------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*  Per share amounts have been calculated using the average shares method.

                    Salomon Brothers Investment Series - 87

                        CALIFORNIA TAX FREE INCOME FUND

                                                                         CLASS A                           CLASS B
                                                      --------------------------------------------------------------------
                                                                                                         FOR THE PERIOD
                                                                                    NOVEMBER 2, 1998     OCTOBER 5, 2001
                                                        YEAR ENDED DECEMBER 31,     (COMMENCEMENT OF    (COMMENCEMENT OF
                                                      ---------------------------    OPERATIONS) TO      OPERATIONS) TO
                                                       2001      2000      1999     DECEMBER 31, 1998   DECEMBER 31, 2001
                                                      --------------------------------------------------------------------
Net asset value, beginning of period                  $ 10.31   $  9.43   $ 10.08        $ 10.00             $ 10.51
                                                      -------   -------   -------        -------             -------
Income (loss) from operations:
 Net investment income                                  0.429     0.437     0.400          0.069               0.068(B)
 Net realized and unrealized gain (loss) on
   investments                                         (0.140)    0.880    (0.650)         0.080              (0.319)
                                                      -------   -------   -------        -------             -------
Total income from operations                            0.289     1.317    (0.250)         0.149              (0.251)
                                                      -------   -------   -------        -------             -------
Less distributions from:
 Net investment income                                 (0.429)   (0.437)   (0.400)        (0.069)             (0.079)
                                                      -------   -------   -------        -------             -------
Net asset value, end of period                        $ 10.17   $ 10.31   $  9.43        $ 10.08             $ 10.18
                                                      -------   -------   -------        -------             -------
                                                      -------   -------   -------        -------             -------
Ratios/supplemental data:
Net assets, end of period (000's omitted)             $16,332   $20,748   $34,396        $96,706             $    52
 Ratio of expenses to average net assets(A)             0.80%     0.80%     0.70%             0%*              1.56%*
 Ratio of expenses to average net assets after fees
   paid indirectly(A)                                   0.81%     0.81%     0.70%             0%*              1.57%*
 Ratio of net investment income to average net
   assets                                               4.04%     4.52%     4.06%          4.16%*              3.23%*
Portfolio turnover rate                                    8%       58%      116%             1%                  8%
Total return                                            2.83%    14.33%   (2.54)%          1.49%**           (2.39)%**

Note: If agents of the fund had not voluntarily agreed to waive all of their fees for the period, and the manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment income per share                        $0.241   $0.340    $0.330        $0.042(B)         $0.03(B)
Ratios:
 Expenses to average net assets                         2.43%     1.82%     1.41%         1.60%*           3.19%*
 Net investment income to average net assets            2.41%     3.52%     3.35%         2.56%*           1.60%*

               --------------------------------------------------

 * Annualized.
 ** Not annualized.
(A) The expense ratio has been readjusted to reflect a change in reporting requirements. The new reporting guidelines require the fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers.
 (B) The per share amount was computed using monthly average shares during the period.


                                  CAPITAL FUND

                                              CLASS A                                             CLASS B
                         ----------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                         ----------------------------------------------------------------------------------------------------
                           2001       2000      1999      1998      1997       2001       2000      1999      1998     1997
                         ----------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year       $  25.44   $  25.29   $ 22.92   $ 21.15   $ 19.88   $  24.86   $  24.86   $ 22.63   $ 21.01  $ 19.90
                         --------   --------   -------   -------   -------   --------   --------   -------   -------  -------
Income (loss) from
 operations:
   Net investment income
    (loss)                   0.24*      0.17*     0.15*     0.14     (0.00)#     0.04*     (0.04)*   (0.04)*    0.09    (0.07)
   Net realized and
    unrealized gain          0.16       4.53      4.99      4.64      5.10       0.16       4.46      4.92      4.45     5.01
                         --------   --------   -------   -------   -------   --------   --------   -------   -------  -------
Total income from
 operations                  0.40       4.70      5.14      4.78      5.10       0.20       4.42      4.88      4.54     4.94
                         --------   --------   -------   -------   -------   --------   --------   -------   -------  -------
Less distributions from:
   Net investment income    (0.20)     (0.13)    (0.18)    (0.18)    --         (0.06)     --        (0.06)    (0.09)   --
   Net realized gains       (0.55)     (4.42)    (2.59)    (2.83)    (3.83)     (0.55)     (4.42)    (2.59)    (2.83)   (3.83)
                         --------   --------   -------   -------   -------   --------   --------   -------   -------  -------
Total distributions         (0.75)     (4.55)    (2.77)    (3.01)    (3.83)     (0.61)     (4.42)    (2.65)    (2.92)   (3.83)
                         --------   --------   -------   -------   -------   --------   --------   -------   -------  -------
Net asset value, end of
 year                    $  25.09   $  25.44   $ 25.29   $ 22.92   $ 21.15   $  24.45   $  24.86   $ 24.86   $ 22.63  $ 21.01
                         --------   --------   -------   -------   -------   --------   --------   -------   -------  -------
Total return(1)              1.6%      18.9%     23.1%     23.7%     26.4%       0.8%      18.1%     22.2%     22.6%    25.6%
Net assets, end of year
 (000s)                  $277,998   $109,786   $29,814   $11,425   $ 5,589   $363,817   $195,736   $79,678   $22,294  $ 3,820
Ratios to average net
 assets:
   Expenses                 1.07%      1.16%     1.27%     1.34%     1.46%      1.86%      1.91%     2.02%     2.09%    2.20%
   Net investment income
    (loss)                  0.94%      0.66%     0.61%     0.81%   (0.10)%      0.15%    (0.14)%   (0.16)%     0.17%  (0.94)%
Portfolio turnover rate       72%        97%      126%      141%      159%        72%        97%      126%      141%     159%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*  Per share amounts have been calculated using the average shares method.
#  Amount represents less than $0.01 per share.

                    Salomon Brothers Investment Series - 88

                                  CAPITAL FUND

                     CLASS 2                                               CLASS O                          CLASS Y
--------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------
    2001       2000      1999   1998(1)     1997       2001         2000     1999       1998       1997     2001(3)
--------------------------------------------------------------------------------------------------------------------
$  24.90   $  24.90   $ 22.69   $ 21.02   $  19.91   $  25.61   $  25.43   $  22.99   $  21.23   $  19.88   $  27.48
--------   --------   -------   -------   --------   --------   --------   --------   --------   --------   --------
    0.04*     (0.03)*   (0.04)*    0.07      (0.06)      0.34*      0.23*      0.22*      0.21       0.05       0.30*
    0.17       4.45      4.91      4.47       5.00       0.16       4.57       5.00       4.62       5.13      (1.67)
--------   --------   -------   -------   --------   --------   --------   --------   --------   --------   --------
    0.21       4.42      4.87      4.54       4.94       0.50       4.80       5.22       4.83       5.18      (1.37)
--------   --------   -------   -------   --------   --------   --------   --------   --------   --------   --------
   (0.06)     --        (0.07)    (0.04)     (3.83)     (0.29)     (0.20)     (0.19)     (0.24)     --         (0.26)
   (0.55)     (4.42)    (2.59)    (2.83)     --         (0.55)     (4.42)     (2.59)     (2.83)     (3.83)     (0.55)
--------   --------   -------   -------   --------   --------   --------   --------   --------   --------   --------
   (0.61)     (4.42)    (2.66)    (2.87)     (3.83)     (0.84)     (4.62)     (2.78)     (3.07)     (3.83)     (0.81)
--------   --------   -------   -------   --------   --------   --------   --------   --------   --------   --------
$  24.50   $  24.90   $ 24.90   $ 22.69   $  21.02   $  25.27   $  25.61   $  25.43   $  22.99   $  21.23   $  25.30
--------   --------   -------   -------   --------   --------   --------   --------   --------   --------   --------
    0.8%      18.0%     22.2%     22.6%      25.6%       2.0%      19.2%      23.4%      23.8%      26.8%   (5.0)%'DD'
$389,731   $122,307   $24,830   $ 6,369   $  2,385   $221,979   $227,739   $215,308   $194,973   $175,470   $ 44,277
   1.84%      1.91%     2.02%     2.09%      2.21%      0.67%      0.90%      1.01%      1.08%      1.22%    0.66%'D'
   0.16%    (0.12)%   (0.18)%     0.09%    (0.91)%      1.32%      0.84%      0.91%      0.96%      0.26%    1.33%'D'
     72%        97%      126%      141%       159%        72%        97%       126%       141%       159%      72%

               --------------------------------------------------

(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(3) For the period from January 31, 2001 (inception date) to December 31, 2001.
*  Per share amounts have been calculated using the average shares method.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.

                    Salomon Brothers Investment Series - 89

                              CASH MANAGEMENT FUND

                                               CLASS A                                            CLASS B
                         ----------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                         -----------------------------------------------------------------------------------------------------
                            2001      2000      1999      1998      1997      2001       2000     1999      1998       1997
                         -----------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period      $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000   $  1.000  $1.000   $  1.000   $  1.000
                          --------  --------  --------  --------  --------  --------   --------  ------   --------   --------
Net investment income        0.035     0.058     0.047     0.050     0.051     0.035      0.058   0.047      0.050      0.051
Dividends from net
 investment income          (0.035)   (0.058)   (0.047)   (0.050)   (0.051)   (0.035)    (0.058) (0.047)    (0.050)    (0.051)
                          --------  --------  --------  --------  --------  --------   --------  ------   --------   --------
Net asset value, end of
 period                   $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000   $  1.000  $1.000   $  1.000   $  1.000
                          --------  --------  --------  --------  --------  --------   --------  ------   --------   --------
                          --------  --------  --------  --------  --------  --------   --------  ------   --------   --------
Net assets, end of period
 (thousands)              $ 18,083  $  5,622  $ 20,702  $ 26,793  $ 18,246  $  7,459   $ 11,079  $20,476  $ 17,374   $  4,151
Total return(1)               3.6%      6.0%     +4.8%     +5.2%     +5.2%      3.6%       6.0%   +4.8%      +5.2%      +5.2%
Ratios to average net
 assets:
   Expenses                  0.55%     0.55%     0.53%     0.55%     0.55%     0.55%      0.55%   0.53%      0.55%      0.55%
   Net investment income     3.22%     5.87%     4.65%     5.02%     5.11%     3.57%      5.79%   4.72%      4.95%      5.10%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
   Net investment income
   per share              $  0.030  $  0.060    N/A     $  0.049  $  0.049  $  0.033   $  0.060   N/A     $ 0.049%   $  0.049
   Expense ratio             0.82%     0.71%    N/A        0.67%     0.70%     0.83%      0.71%   N/A        0.67%      0.70%

               --------------------------------------------------


                              HIGH YIELD BOND FUND

                                          CLASS A                                               CLASS B
                    ----------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                    ----------------------------------------------------------------------------------------------------------
                       2001      2000      1999       1998      1997        2001       2000      1999       1998       1997
                    ----------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year   $   8.10  $   9.48  $   9.89   $  11.74  $   11.54   $   8.13  $   9.48  $   9.87   $  11.71   $  11.53
                     --------  --------  --------   --------  ---------   --------  --------  --------   --------   --------
Income (loss) from
 operations:
   Net investment
   income                0.80*     1.00*     1.01*      1.05       1.06       0.75*    0.94*      0.94*      0.97       0.98
   Net realized and
   unrealized gain
   (loss)               (0.47)    (1.32)    (0.36)     (1.84)      0.38      (0.49)   (1.32)     (0.36)     (1.84)      0.37
                     --------  --------  --------   --------  ---------   --------  --------   --------   --------   --------
Total income (loss)
 from operations         0.33     (0.32)     0.65      (0.79)      1.44       0.26    (0.38)      0.58      (0.87)      1.35
                     --------  --------  --------   --------  ---------   --------  --------   --------   --------   --------
Less distributions
 from:
   Net investment
   income               (0.79)    (1.00)    (1.06)     (1.06)     (1.05)     (0.73)   (0.91)     (0.97)     (0.97)     (0.98)
   Net realized
   gains                --        --         --         --         (0.19)     --         --      --         --         (0.19)
   Capital              (0.12)    (0.06)     --         --        --         (0.11)   (0.06)     --         --         --
                     --------  --------  --------   --------  ---------   --------  --------   --------   --------   --------
Total distributions     (0.91)    (1.06)    (1.06)     (1.06)     (1.24)     (0.84)   (0.97)     (0.97)     (0.97)     (1.17)
                     --------  --------  --------   --------  ---------   --------  --------   --------   --------   --------
Net asset value, end
 of year             $   7.52  $   8.10  $   9.48   $   9.89  $   11.74   $   7.55  $   8.13   $   9.48   $   9.87   $  11.71
                     --------  --------  --------   --------  ---------   --------  --------   --------   --------   --------
Total return(1)          4.2%    (3.6)%      7.0%     (7.1)%      13.0%       3.3%    (4.2)%       6.3%     (7.8)%      12.2%
Net assets, end of
 year (000s)         $102,706  $100,065  $125,568   $145,730  $ 169,721   $214,204  $250,003   $311,832   $327,661   $329,672
Ratios to average
 net assets:
   Expenses             1.28%     1.24%     1.27%      1.24%      1.24%      2.03%     1.99%      2.02%      1.99%      1.99%
   Net investment
   income              10.14%    11.32%    10.46%      9.58%      8.66%      9.44%    10.56%      9.74%      8.87%      7.90%
Portfolio turnover
 rate                    131%       79%       65%        66%        79%       131%       79%        65%        66%        79%
Before applicable
 waiver of
 management fee,
 expenses absorbed
 by SBAM and credits
 earned on custodian
 cash balances, net
 investment income
 per share and
 expense ratios
 would have been:
   Net investment
    income             N/A       N/A     $  1.01*   $   1.04  $    1.04     N/A         N/A       $  0.94*   $   0.96   $ 0.97
   Expense ratio       N/A       N/A        1.29%      1.32%      1.34%     N/A         N/A          2.03%      2.07%    2.09%

               --------------------------------------------------
(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 90

                              CASH MANAGEMENT FUND

                    CLASS 2                                            CLASS O
-----------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------
 2001      2000      1999      1998      1997        2001       2000      1999      1998      1997
-----------------------------------------------------------------------------------------------------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $    1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
  0.035     0.058     0.047     0.050     0.051        0.035     0.058     0.047     0.050     0.051
 (0.035)   (0.058)   (0.047)   (0.050)   (0.051)      (0.035)   (0.058)   (0.047)   (0.050)   (0.051)
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $    1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
$ 4,061   $ 1,978   $ 1,932   $ 2,741   $ 1,806   $    5,816   $ 5,718   $ 9,034   $ 8,066   $19,872
   3.6%      6.0%     +4.8%     +5.2%     +5.2%         3.6%      6.0%     +4.8%     +5.2%     +5.2%
  0.55%     0.55%     0.53%     0.55%     0.55%        0.55%     0.55%     0.53%     0.55%     0.55%
  3.25%     5.90%     4.67%     4.98%     5.16%        3.43%     5.82%     4.67%     5.08%     5.10%

$ 0.030   $ 0.060     N/A     $ 0.049   $ 0.049   $    0.032   $ 0.060     --      $ 0.049   $ 0.049
  0.83%     0.72%     N/A       0.67%     0.70%        0.83%     0.71%     --        0.67%     0.70%

               --------------------------------------------------

                              HIGH YIELD BOND FUND

                    CLASS 2                                            CLASS O
-----------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------
 2001      2000      1999     1998(1)    1997        2001       2000      1999      1998      1997
-----------------------------------------------------------------------------------------------------
$  8.16   $  9.50   $  9.86   $ 11.70   $ 11.52   $     8.10   $  9.48   $  9.89   $ 11.75   $ 11.53
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
   0.76*     0.96*     0.96*     0.97      0.99         0.84*     1.03*     1.04*     1.09      1.08
  (0.47)    (1.33)    (0.35)    (1.84)     0.36        (0.49)    (1.32)    (0.36)    (1.86)     0.40
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
   0.29     (0.37)     0.61     (0.87)     1.35         0.35     (0.29)     0.68     (0.77)     1.48
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
  (0.75)    (0.91)    (0.97)    (0.97)    (0.98)       (0.82)    (1.02)    (1.09)    (1.09)    (1.07)
   --       --        --        --        (0.19)      --         --        --        --        (0.19)
  (0.11)    (0.06)    --        --        --           (0.12)    (0.07)    --        --        --
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
  (0.86)    (0.97)    (0.97)    (0.97)    (1.17)       (0.94)    (1.09)    (1.09)    (1.09)    (1.26)
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
$  7.59   $  8.16   $  9.50   $  9.86   $ 11.70   $     7.51   $  8.10   $  9.48   $  9.89   $ 11.75
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
   3.6%    (4.1)%      6.6%    (7.8)%     12.2%         4.5%    (3.3)%      7.3%    (6.9)%     13.4%
$77,726   $67,938   $84,527   $86,596   $76,042   $   24,990   $13,027   $13,537   $ 8,936   $ 2,386
  1.77%     1.74%     1.79%     1.99%     1.99%        0.87%     0.99%     1.02%     1.01%     0.99%
  9.64%    10.82%     9.95%     8.89%     7.87%       10.54%    11.56%    10.76%    10.85%     8.93%
   131%       79%       65%       66%       79%         131%       79%       65%       66%       79%
  N/A       N/A     $ 0.96*   $  0.96   $  0.98      N/A         N/A     $ 1.04*   $  1.08   $  1.07
  N/A       N/A       1.81%     2.07%     2.08%      N/A         N/A       1.03%     1.09%     1.09%

               --------------------------------------------------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 91

                           INTERNATIONAL EQUITY FUND

                                               CLASS A                       CLASS B                       CLASS 2
                                     --------------------------------------------------------------------------------------
                                      2001      2000     1999(1)    2001      2000    1999(1)    2001     2000    1999(1)
                                     --------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year   $  9.60   $ 12.49   $ 10.00   $  9.51   $ 12.47  $ 10.00   $  9.50  $ 12.46  $ 10.00
                                     -------   -------   -------   -------   -------  -------   -------   -------  -------
Income (Loss) From Operations:
  Net investment loss(2)               (0.00)#   (0.04)    (0.03)    (0.07)    (0.13)   (0.04)    (0.07)   (0.13)   (0.04)
  Net realized and unrealized gain
  (loss)                               (2.08)    (2.85)     2.52     (2.06)    (2.83)    2.51     (2.05)   (2.83)    2.50
                                     -------   -------   -------   -------   -------  -------   -------  -------  -------
Total Income (Loss) From Operations    (2.08)    (2.89)     2.49     (2.13)    (2.96)    2.47     (2.12)   (2.96)    2.46
                                     -------   -------   -------   -------   -------  -------   -------  -------  -------
Less Distributions From:
  Net investment income                --        --        --        --        --       --        --       --       --
                                     -------   -------   -------   -------   -------  -------   -------  -------  -------
Total Distributions                    --        --        --        --        --       --        --       --       --
                                     -------   -------   -------   -------   -------  -------   -------  -------  -------
Net Asset Value, End of Year         $  7.52   $  9.60   $ 12.49   $  7.38   $  9.51  $ 12.47   $  7.38  $  9.50  $ 12.46
                                     -------   -------   -------   -------   -------  -------   -------  -------  -------
                                     -------   -------   -------   -------   -------  -------   -------  -------  -------
Total Return(3)                      (21.7)%   (23.1)%     24.9%'DD' (22.4)% (23.7)%    24.7%'DD' (22.3)% (23.8)%    24.6%'DD'
Net Assets, End of Year (000s)       $ 4,770   $12,472   $ 2,538   $ 3,040   $ 4,685  $ 3,863   $ 2,576  $ 4,384  $ 2,441
Ratios to Average Net Assets:
  Expenses                             1.75%     1.75%     1.75%'D'   2.50%    2.50%    2.50%'D'   2.50%    2.50%    2.50%'D'
  Net investment loss                (0.01)%   (0.41)%   (1.39)%'D' (0.83)%  (1.19)%  (2.30)%'D' (0.78)%  (1.15)%  (2.13)%'D'
Portfolio Turnover Rate                  16%        1%        1%       16%        1%       1%       16%        1%       1%
Before applicable waiver of
management fee and expenses absorbed
by SBAM, net investment loss per
share and expense ratios would have
been:
  Net investment loss per share(2)   $ (0.02)  $ (0.08)  $ (0.08)  $ (0.12)  $ (0.17) $ (0.09)  $ (0.11)  $ (0.17) $ (0.09)
  Expense ratio                        1.90%     2.10%     4.36%'D'   3.12%    2.85%    5.11%'D'   2.98%    2.85%    5.09%'D'

                                                CLASS O
                                     ---------------------------
                                      2001      2000     1999(1)
                                     ---------------------------
                                     ---------------------------
Net Asset Value, Beginning of Year   $  9.62   $ 12.49   $ 10.00
                                     -------   -------   -------
Income (Loss) From Operations:
  Net investment loss(2)                0.04     (0.02)    (0.02)
  Net realized and unrealized gain
  (loss)                               (2.27)    (2.85)     2.51
                                     -------   -------   -------
Total Income (Loss) From Operations    (2.23)    (2.87)     2.49
                                     -------   -------   -------
Less Distributions From:
  Net investment income                --        --        --
                                     -------   -------   -------
Total Distributions                    --        --        --
                                     -------   -------   -------
Net Asset Value, End of Year         $  7.39   $  9.62   $ 12.49
                                     -------   -------   -------
                                     -------   -------   -------
Total Return(3)                      (23.2)%   (23.0)%     24.9%'DD'
Net Assets, End of Year (000s)       $    24   $ 1,012   $ 1,262
Ratios to Average Net Assets:
  Expenses                             1.50%     1.50%     1.50%'D'
  Net investment loss                  0.41%   (0.22)%   (0.83)%'D'
Portfolio Turnover Rate                  16%        1%        1%
Before applicable waiver of
management fee and expenses absorbed
by SBAM, net investment loss per
share and expense ratios would have
been:
  Net investment loss per share(2)   $  0.02   $ (0.06)  $ (0.07)
  Expense ratio                        1.64%     1.85%     4.05%'D'

               --------------------------------------------------

(1)  For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)  Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 #   Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.

                              INVESTORS VALUE FUND

                                                CLASS A                                            CLASS B
                           ---------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------------------------------------------
                              2001      2000      1999      1998      1997      2001      2000      1999      1998      1997
                           ---------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year          $  20.41   $ 20.70   $ 22.04   $ 21.11   $ 18.89   $ 20.09   $ 20.43   $ 21.87   $ 21.00   $ 18.86
                            --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income (Loss) From
Operations:
   Net investment income        0.14*     0.18*     0.21*     0.19      0.16     (0.03)*    0.02*     0.04*     0.05      0.04
   Net realized and
   unrealized gain (loss)      (1.02)     2.80      2.29      2.91      4.64     (1.00)     2.77      2.26      2.85      4.58
                            --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Income (Loss) From
Operations                     (0.88)     2.98      2.50      3.10      4.80     (1.03)     2.79      2.30      2.90      4.62
                            --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Less Distributions From:
   Net investment income       (0.14)    (0.19)    (0.13)    (0.17)    (0.21)    (0.01)    (0.05)    (0.03)    (0.03)    (0.11)
   Net realized gains          (0.42)    (3.08)    (3.71)    (2.00)    (2.37)    (0.42)    (3.08)    (3.71)    (2.00)    (2.37)
                            --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Distributions            (0.56)    (3.27)    (3.84)    (2.17)    (2.58)    (0.43)    (3.13)    (3.74)    (2.03)    (2.48)
                            --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value, End of
Year                        $  18.97   $ 20.41   $ 20.70   $ 22.04   $ 21.11   $ 18.63   $ 20.09   $ 20.43   $ 21.87   $ 21.00
                            --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                            --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Return(1)                 (4.4)%   14.9%     11.5%     15.2%     26.2%    (5.3)%     14.2%     10.6%     14.3%     25.3%
Net Assets, End of Year
(000s)                      $160,688   $72,445   $32,817   $50,953   $57,105   $83,335   $80,960   $81,759   $75,189   $49,786
Ratios to Average Net
 Assets:
   Expenses                    1.03%     1.00%     0.87%     0.88%     0.95%     1.90%     1.73%     1.61%     1.63%     1.70%
   Net investment income       0.70%     0.85%     0.90%     0.87%     0.86%   (0.17)%     0.12%     0.16%     0.18%     0.12%
Portfolio Turnover Rate          43%       75%       66%       74%       62%       43%       75%       66%       74%       62%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

                    Salomon Brothers Investment Series - 92

                           LARGE CAP CORE EQUITY FUND

                                        CLASS O
                                        ------
                                       YEAR ENDED
                                      DECEMBER 31,
                                      ------------
                                        2001(1)
                                      ------------
Net Asset Value, Beginning of Period     $12.50
                                         ------
Income From Operations:
   Net investment income(2)                0.01
   Net realized and unrealized gain        0.76
                                         ------
Total Income From Operations               0.77
                                         ------
Less Distributions From:
   Net investment income                 --
                                         ------
Total Distributions                      --
                                         ------
Net Asset Value, End of Period           $13.27
                                         ------
                                         ------
Total Return(3)                            6.2%'DD'
Net Assets, End of Period (000s)         $5,308
Ratios to Average Net Assets:
   Expenses                               1.25%'D'
   Net investment income                  0.20%'D'
Portfolio Turnover Rate                      8%
Before applicable waiver of
 management fee
 and expenses absorbed by SBAM, net
 investment loss per share and
 expense
 ratios would have been:
   Net investment loss per share(2)      $(0.06)
   Expense ratio                          3.70%'D'

               --------------------------------------------------

(1) For the period from October 15, 2001 (inception date) to December 31, 2001.
(2) Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D' Annualized.

                              INVESTORS VALUE FUND

                    CLASS 2                                             CLASS O                          CLASS Y
-----------------------------------------------------------------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------
 2001      2000      1999     1998(1)    1997       2001       2000       1999       1998       1997     2001(3)
-----------------------------------------------------------------------------------------------------------------
$ 20.13   $ 20.46   $ 21.88   $ 21.01   $ 18.86   $  20.38   $  20.69   $  22.05   $  21.13   $  18.90   $  19.41
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
  (0.03)*    0.02*     0.03*     0.05      0.04       0.19*      0.24*      0.26*      0.25       0.24       0.08
  (0.98)     2.78      2.30      2.84      4.59      (1.02)      2.80       2.31       2.90       4.60      (0.46)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
  (1.01)     2.80      2.33      2.89      4.63      (0.83)      3.04       2.57       3.15       4.84      (0.38)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
  (0.01)    (0.05)    (0.04)    (0.02)    (0.11)     (0.19)     (0.27)     (0.22)     (0.23)     (0.24)     (0.09)
  (0.42)    (3.08)    (3.71)    (2.00)    (2.37)     (0.42)     (3.08)     (3.71)     (2.00)     (2.37)     --
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
  (0.43)    (3.13)    (3.75)    (2.02)    (2.48)     (0.61)     (3.35)     (3.93)     (2.23)     (2.61)     (0.09)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
$ 18.69   $ 20.13   $ 20.46   $ 21.88   $ 21.01   $  18.94   $  20.38   $  20.69   $  22.05   $  21.13   $  18.94
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
 (5.2)%     14.2%     10.7%     14.3%     25.2%     (4.2)%      15.2%      11.7%      15.4%      26.5%     (1.9)%'DD'
$72,607   $25,580   $17,883   $17,680   $11,701   $665,747   $702,394   $662,248   $650,916   $608,401   $ 61,002
  1.86%     1.74%     1.61%     1.63%     1.70%      0.74%      0.73%      0.63%      0.63%      0.69%      0.73%'D'
(0.14)%     0.11%     0.15%     0.18%     0.13%      0.98%      1.12%      1.16%      1.15%      1.15%      0.98%'D'
    43%       75%       66%       74%       62%        43%        75%        66%        74%        62%        43%

               --------------------------------------------------

(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(3) For the period from July 16, 2001 (inception date) to December 31, 2001.
 *  Per share amounts have been calculated using the average shares method.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D' Annualized.

                    Salomon Brothers Investment Series - 93

                             LARGE CAP GROWTH FUND

                                                                CLASS A                                CLASS B
                                                   ------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------
                                                    2001         2000        1999(1)       2001         2000        1999(1)
                                                   ------------------------------------------------------------------------
Net Asset Value, Beginning of Year                 $  9.37      $ 11.18      $ 10.00      $  9.29      $ 11.17      $ 10.00
                                                   -------      -------      -------      -------      -------      -------
Income (Loss) From Operations:
   Net Investment loss(2)                            (0.03)       (0.06)       (0.01)       (0.10)       (0.14)       (0.02)
   Net realized and unrealized gain (loss)           (1.12)       (1.73)        1.19        (1.10)       (1.72)        1.19
                                                   -------      -------      -------      -------      -------      -------
Total Income (Loss) From Operations                  (1.15)       (1.79)        1.18        (1.20)       (1.86)        1.17
                                                   -------      -------      -------      -------      -------      -------
Less Distributions From:
   Net realized gains                                --           (0.02)       --           --           (0.02)       --
   Capital                                           --           (0.00)#      --           --           (0.00)#      --
                                                   -------      -------      -------      -------      -------      -------
Total Distributions                                  --           (0.02)       --           --           (0.02)       --
                                                   -------      -------      -------      -------      -------      -------
Net Asset Value, End of Year                       $  8.22      $  9.37      $ 11.18      $  8.09      $  9.29      $ 11.17
                                                   -------      -------      -------      -------      -------      -------
Total Return(3)                                    (12.3)%      (16.0)%        11.8%'DD'  (12.9)%      (16.6)%        11.7%'DD'
Net Assets, End of Year (000s)                     $ 2,236      $ 2,199      $ 2,070      $ 4,117      $ 6,709      $ 6,243
Ratio to Average Net Assets:
   Expenses                                          1.45%        1.45%        1.44%'D'     2.19%        2.20%        2.21%'D'
   Net investment loss                             (0.39)%      (0.51)%      (0.37)%'D'   (1.15)%      (1.26)%      (1.17)%'D'
Portfolio Turnover Rate                                54%          79%          10%          54%          79%          10%
Before applicable waiver of management fee and
 expenses absorbed by SBAM, net investment loss
 per share and expense ratios would have been:
   Net investment loss per share(2)                $ (0.09)     $ (0.10)     $ (0.07)     $ (0.16)     $ (0.18)     $ (0.08)
   Expense ratio                                     2.22%        1.88%        4.02%'D'     2.92%        2.63%        4.73%'D'

               --------------------------------------------------

(1) For the period from October 25, 1999 (inception date) to December 31, 1999.
(2) Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
# Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D' Annualized.
                                  MID CAP FUND

                                                                  CLASS A            CLASS B            CLASS O
                                                              ---------------------------------------------------------------
                                                                FOR THE PERIOD        FOR THE PERIOD         FOR THE PERIOD
                                                               NOVEMBER 30, 2001     DECEMBER 18, 2001     SEPTEMBER 10, 2001
                                                               (COMMENCEMENT OF      (COMMENCEMENT OF       (COMMENCEMENT OF
                                                                OPERATIONS) TO        OPERATIONS) TO         OPERATIONS) TO
                                                               DECEMBER 31, 2001     DECEMBER 31, 2001     DECEMBER 31, 2001
                                                              ---------------------------------------------------------------
Net asset value, beginning of period                                $ 13.71               $ 16.31                $ 15.07
                                                                    -------               -------                -------
Income (loss) from operations:
 Net investment loss(A)                                              (0.008)               (0.010)                (0.008)
 Net realized and unrealized gain                                     2.768                 0.174                  1.422
                                                                    -------               -------                -------
Total income from operations                                          2.760                 0.164                  1.414
                                                                    -------               -------                -------
Net asset value, end of period                                      $ 16.47               $ 16.47                $ 16.48
                                                                    -------               -------                -------
                                                                    -------               -------                -------
Ratios/supplemental data:
Net assets, end of period (000's omitted)                           $    47               $    12                $22,935
 Ratio of expenses to average net assets                              1.36%*                2.15%*                 1.08%*
 Ratio of net investment loss to average net assets                 (0.69)%*              (1.50)%*               (0.17)%
Portfolio turnover rate                                                 26%                   26%                    26%
Total return                                                          3.65%**               0.98%**              (6.48)%**

Note: If agents of the fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the manager had not voluntarily assumed expenses, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share(A)                                  $(0.036)           $(0.014)            (0.097)
Ratios:
 Expenses to average net assets                                      1.93%              2.73%              2.97%*
 Net investment loss to average net assets                          (1.26)%*           (2.09)%            (2.05)%*

               --------------------------------------------------

 *  Annualized.
 ** Not annualized.
(A) The per share amount was computed using monthly average shares during the period.

                    Salomon Brothers Investment Series - 94

                             LARGE CAP GROWTH FUND

             CLASS 2                                CLASS O
------------------------------------------------------------------------
                        YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
 2001         2000        1999(1)       2001         2000        1999(1)
------------------------------------------------------------------------
$  9.30      $ 11.16      $ 10.00      $  9.40      $ 11.18      $ 10.00
-------      -------      -------      -------      -------      -------
  (0.09)       (0.14)       (0.02)       (0.02)       (0.03)       (0.00)#
  (1.11)       (1.70)        1.18        (1.21)       (1.73)        1.18
-------      -------      -------      -------      -------      -------
  (1.20)       (1.84)        1.16        (1.23)       (1.76)        1.18
-------      -------      -------      -------      -------      -------
   --          (0.02)       --           --           (0.02)       --
   --          (0.00)#      --           --           (0.00)#      --
-------      -------      -------      -------      -------      -------
   --          (0.02)       --           --           (0.02)       --
-------      -------      -------      -------      -------      -------
$  8.10      $  9.30      $ 11.16      $  8.17      $  9.40      $ 11.18
-------      -------      -------      -------      -------      -------
(12.9)%      (16.5)%        11.6%'DD'  (13.1)%      (15.7)%        11.8%'DD'
$ 3,366      $ 2,362      $ 1,234      $    20      $ 1,626      $ 1,917
  2.19%        2.20%        2.19%'D'     1.19%        1.20%        1.21%'D'
(1.14)%      (1.27)%      (1.14)%'D'   (0.18)%      (0.25)%      (0.11)%'D'
    54%          79%          10%          54%          79%          10%
$ (0.16)     $ (0.18)     $ (0.08)     $ (0.07)     $ (0.07)     $ (0.07)
  2.95%        2.63%        4.71%'D'     1.76%        1.62%        3.88%'D'

               --------------------------------------------------

(1) For the period from October 25, 1999 (inception date) to December 31, 1999.
(2) Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
#   Amount represents less than $0.01 per share.
'DD'Total return is not annualized, as it may not be representative of the total return for the year.
'D' Annualized.

                    Salomon Brothers Investment Series - 95

                         NATIONAL TAX FREE INCOME FUND

                                                                                         CLASS A
                                                             ---------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
                                                               2001         2000          1999          1998         1997
                                                             ---------------------------------------------------------------

Net asset value, beginning of period                          $ 11.26      $ 10.54      $  11.43      $  10.92      $ 10.34
                                                              -------      -------      --------      --------      -------
Income (loss) from operations:
 Net investment income                                          0.498        0.513         0.469         0.524        0.564
 Net realized and unrealized gain (loss) on investments        (0.118)       0.727        (0.900)        0.549        0.586
                                                              -------      -------      --------      --------      -------
Total income from operations                                    0.380        1.240        (0.431)        1.073        1.150
                                                              -------      -------      --------      --------      -------
Less distributions from:
 Net investment income                                         (0.510)      (0.520)       (0.450)       (0.540)      (0.570)
 Net realized gain on investments                               --           --           (0.009)       (0.023)       --
                                                              -------      -------      --------      --------      -------
Total distributions                                            (0.510)      (0.520)       (0.459)       (0.563)      (0.570)
                                                              -------      -------      --------      --------      -------
Net asset value, end of period                                $ 11.13      $ 11.26      $  10.54      $  11.43      $ 10.92
                                                              -------      -------      --------      --------      -------
                                                              -------      -------      --------      --------      -------
Ratios/supplemental data:
Net assets, end of period (000's omitted)                     $62,440      $72,875      $106,449      $259,447      $ 1,917
 Ratio of expenses to average net assets(A)                     0.80%        0.80%         0.80%            0%        0.14%
 Ratio of expenses to average net assets after fees paid
 indirectly(A)                                                  0.80%        0.80%         0.81%            0%           0%
 Ratio of net investment income to average net assets           4.28%        4.67%         4.14%         4.49%        5.45%
Portfolio turnover rate                                           15%          46%          112%           57%          55%
Total return                                                    3.39%**     12.10%       (3.86)%        10.05%       11.45%

Note: If agents of the fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the manager had not voluntarily assumed expenses, the net investment income (loss) per share and the ratios would have been as follows:


  Net investment income per share                              $0.426       $0.456        $0.424        $0.364     $(0.229)
Ratios:
 Expenses to average net assets                                  1.52%        1.32%         1.20%         1.37%       7.66%
 Net investment income (loss) to average net assets              3.56%        4.15%         3.74%         3.12%      (2.21)%

               --------------------------------------------------

 * Annualized.
 ** Not annualized.
(A) The expense ratio has been readjusted to reflect a change in reporting requirements. The new reporting guidelines require the fund to increase its expense ratio by the effect of any expenses offset arrangements with its service providers.

                    Salomon Brothers Investment Series - 96

                         NATIONAL TAX FREE INCOME FUND

                                                          CLASS B                CLASS 2                CLASS O
                                                      ----------------------------------------------------------------------
                                                        For the Period           For the Period            For the Period
                                                       October 12, 2001         November 19, 2001         November 19, 2001
                                                       (Commencement of         (Commencement of          (Commencement of
                                                        Operations) to           Operations) to            Operations) to
                                                      December 31, 2001         December 31, 2001         December 31, 2001
                                                      ----------------------------------------------------------------------
Net asset value, beginning of period                       $  11.46                 $  11.42                  $  11.42
                                                           --------                 --------                  --------
Income (loss) from operations:
 Net investment income(B)                                     0.068                    0.049                     0.059
 Net realized and unrealized gain (loss) on
  investments                                                (0.306)                  (0.280)                   (0.288)
                                                           --------                 --------                  --------
Total loss from operations                                   (0.238)                  (0.231)                   (0.229)
                                                           --------                 --------                  --------
Less distributions from:
 Net investment income                                       (0.082)                  (0.059)                   (0.061)
 Net realized gain on investments                          --                       --                        --
                                                           --------                 --------                  --------
Total distributions                                          (0.082)                  (0.059)                   (0.061)
                                                           --------                 --------                  --------
Net asset value, end of period                             $  11.14                 $  11.13                  $  11.13
                                                           --------                 --------                  --------
                                                           --------                 --------                  --------
Ratios/supplemental data:
Net assets, end of period (000's omitted)                  $  4,599                 $  1,314                  $    362
 Ratio of expenses to average net assets(A)                   1.53%*                   1.25%*                    0.50%
 Ratio of expenses to average net assets after fees
 paid indirectly(A)                                           1.53%*                   1.25%*                    0.50%
 Ratio of net investment income to average net
 assets                                                       3.55%*                   3.73%*                    4.48%
Portfolio turnover rate                                         15%                      15%                       15%
Total return                                                (2.09)%**                (2.10)%**                 (2.01)%**

Note: If agents of the fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the manager had not voluntarily assumed expenses, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income per share(B)                          $0.055                 $0.040                 $0.050
Ratios:
 Expenses to average net assets                               2.22%*                 1.94%                  1.19%*
 Net investment income (loss) to average net assets           2.86%*                 3.04%                  3.79%*

               --------------------------------------------------

 * Annualized.
 ** Not annualized.
(A) The expense ratio has been readjusted to reflect a change in reporting requirements. The new reporting guidelines require the fund to increase its expense ratio by the effect of any expenses offset arrangements with its service providers.
(B) The per share amount was computed using monthly average shares during the period.

                    Salomon Brothers Investment Series - 97

                      NEW YORK MUNICIPAL MONEY MARKET FUND

                                               CLASS A                                      CLASS B
                           ---------------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------------------------------
                            2001      2000      1999      1998      1997      2000      1999      1998      1997
                           ---------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $  1.00   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income      $ 0.025     0.037     0.029     0.031     0.034     0.037     0.029     0.031     0.034
Dividends from net
 investment income          (0.025)   (0.037)   (0.029)   (0.031)   (0.034)   (0.037)   (0.029)   (0.031)   (0.034)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
period                     $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------
Net assets, end of period
 (thousands)               $ 4,973   $ 4,413   $ 5,810   $ 5,372   $ 3,808   $    12   $   258   $    25   $    25
Total return(1)               2.5%      3.8%      2.9%     +3.2%     +3.5%      3.8%      2.9%     +3.2%     +3.5%
Ratios to average net
assets:
  Expenses                   0.34%     0.38%     0.41%     0.41%     0.50%     3.37%     2.99%     3.21%     3.32%
  Net investment income      2.49%     3.68%     2.85%     3.15%     3.39%     0.38%     0.42%     0.42%     0.43%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income
    per share                  N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A
  Expense ratio                N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A

                  -------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported.
                         NEW YORK TAX FREE INCOME FUND


                                                 CLASS A
                           ---------------------------------------------------
                                         Year Ended December 31,
                           ---------------------------------------------------
                             2001       2000       1999       1998      1997
                           ---------------------------------------------------
Net asset value,
 beginning of period       $  11.44   $  10.79   $  11.69   $  11.42   $ 10.98
                           --------   --------   --------   --------   -------
Income (loss) from
 operations:
 Net investment income        0.537      0.601      0.514      0.487     0.594
 Net realized and
  unrealized gain (loss)
  on investments             (0.159)     0.609     (0.940)     0.282     0.431
                           --------   --------   --------   --------   -------
Total income (loss) from
 operations                   0.378      1.210     (0.426)     0.769     1.025
                           --------   --------   --------   --------   -------
Less distributions from:
 Net investment income       (0.558)    (0.560)    (0.474)    (0.499)   (0.585)
                           --------   --------   --------   --------   -------
Net asset value, end of
 period                    $  11.26   $  11.44   $  10.79   $  11.69   $ 11.42
                           --------   --------   --------   --------   -------
                           --------   --------   --------   --------   -------
Ratios/supplemental data:
Net assets, end of period  $140,416   $172,420   $224,144   $459,591   $75,978
 Ratio of expenses to
  average net assets          0.80%      0.80%      0.80%      0.80%     0.80%
 Ratio of net investment
  income to average net
  assets                      4.53%      4.81%      4.40%      4.24%     5.31%
Portfolio turnover rate         16%        15%        30%        17%       16%
Total return                  3.32%     11.54%    (3.73)%      6.89%     9.62%
Note: If agents of the fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:
 Net investment income
  per share                $  0.510   $  0.553   $  0.465   $  0.454   $ 0.540
Ratios:
 Expenses to average net
  assets                      1.21%      1.16%      1.13%      1.09%     1.28%
 Net investment income to
  average net assets          4.12%      4.45%      4.07%      3.95%     4.83%

                  -------------------------------------------

 * Annualized.
** Not annualized.

                    Salomon Brothers Investment Series - 98

                      NEW YORK MUNICIPAL MONEY MARKET FUND

                    CLASS 2                                             CLASS O
------------------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------
  2001      2000      1999      1998      1997       2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
  0.006      0.37     0.029     0.031     0.034      0.025      0.037      0.029      0.031      0.034
 (0.006)    (0.37)   (0.029)   (0.031)   (0.034)  $ (0.025)    (0.037)    (0.029)    (0.031)    (0.034)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
$    10   $     1   $    33   $   153   $    25   $ 98,267   $138,146   $168,701   $195,584   $305,419
   0.2%*     3.8%      2.9%     +3.2%     +3.5%       2.5%       3.8%       2.9%      +3.2%      +3.5%
  0.34%     0.39%     0.40%     0.34%     0.47%      0.34%      0.38%      0.41%      0.43%      0.47%
  1.81%     3.65%     2.78%     3.13%     3.40%      2.51%      3.69%      2.85%      3.14%      3.39%

    N/A       N/A       N/A       N/A       N/A        N/A        N/A      --         --         --
    N/A       N/A       N/A       N/A       N/A        N/A        N/A      --         --         --

                  -------------------------------------------

* Performance calculations for Class 2 shares uses November 21, 2001 as the inception date since Class 2 shares were fully redeemed on January 9, 2001 and new shares in Class 2 were not purchased until November 21, 2001.
                         NEW YORK TAX FREE INCOME FUND

                                            CLASS B                CLASS O
                                      ----------------------------------------
                                       FOR THE PERIOD          FOR THE PERIOD
                                      NOVEMBER 19, 2001       OCTOBER 29, 2001
                                      (COMMENCEMENT OF        (COMMENCEMENT OF
                                       OPERATIONS) TO          OPERATIONS) TO
                                      DECEMBER 31, 2001       DECEMBER 31, 2001
                                      -----------------------------------------
Net asset value, beginning of period       $ 11.53                 $11.59
                                           -------                 ------
Loss from operations:
 Net investment income(A)                    0.046                  0.094
 Net realized and unrealized loss on
  investments                               (0.262)                (0.330)
                                           -------                 ------
Total loss from operations                  (0.216)                (0.236)
                                           -------                 ------
Less distributions from:
 Net investment income                      (0.054)                (0.104)
                                           -------                 ------
Net asset value, end of period             $ 11.26                 $11.25
                                           -------                 ------
                                           -------                 ------
Ratios/supplemental data:
Net assets, end of period                  $14,397                 $  980
 Ratio of expenses to average net
  assets                                     1.55%*                 0.53%*
 Ratio of net investment income to
  average net assets                         3.50%*                 4.76%*
Portfolio turnover rate                        16%                    16%
Total return                               (1.88)%**               (2.04)%**
Note: If agents of the fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:
 Net investment income per share(A)        $  0.04                 $0.086
Ratios:
 Expenses to average net assets               1.96%*                 0.94%
 Net investment income to average
  net assets                                  3.09%*                 4.35%

                  -------------------------------------------

 * Annualized.
 ** Not annualized.
(A) The per share amounts were computed using monthly average shares during the period.

                    Salomon Brothers Investment Series - 99

                             SMALL CAP GROWTH FUND

                                               CLASS A                                          CLASS B
                                   ---------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                   ---------------------------------------------------------------------------------------
                                     2001      2000       1999     1998(1)          2001       2000       1999     1998(1)
                                   ---------------------------------------------------------------------------------------
Net asset value, beginning of year $  14.23  $  17.23   $  11.59   $ 10.00         $ 13.85   $  17.01   $  11.55   $ 10.00
                                   --------  --------   --------   -------         -------   --------   --------   -------
Income (loss) from operations:
 Net investment income (loss)          0.02*    (0.04)*    (0.07)*   (0.02)          (0.07)*    (0.17)*    (0.17)*   (0.06)
 Net realized and unrealized gain
  (loss)                              (0.96)     2.55       6.63      1.61           (0.96)      2.52       6.55      1.61
                                   --------  --------   --------   -------         -------   --------   --------   -------
Total income (loss) from
 operations                           (0.94)     2.51       6.56      1.59           (1.03)      2.35       6.38      1.55
                                   --------  --------   --------   -------         -------   --------   --------   -------
Less distributions from:
 Net realized gains                   --        (5.51)     (0.92)    --              --         (5.51)     (0.92)    --
                                   --------  --------   --------   -------         -------   --------   --------   -------
Total distributions                   --        (5.51)     (0.92)    --              --         (5.51)     (0.92)    --
                                   --------  --------   --------   -------         -------   --------   --------   -------
Net asset value, end of year       $  13.29  $  14.23   $  17.23   $ 11.59         $ 12.82   $  13.85   $  17.01   $ 11.55
                                   --------  --------   --------   -------         -------   --------   --------   -------
Total return(2)                      (6.6)%     14.1%      57.5%     15.9%'DD'      (7.4)%      13.2%      56.2%     15.5%'DD'
Net assets, end of year (000s)     $198,068  $178,307   $167,281   $ 3,205         $77,964   $132,219   $124,560   $ 3,850
Ratios to average net assets:
  Expenses                            1.30%     1.39%      1.37%     1.50%'D'        2.14%      2.14%      2.12%     2.25%'D'
  Net investment income (loss)        0.15%   (0.25)%    (0.52)%   (0.51)%'D'      (0.59)%    (1.00)%    (1.23)%   (1.21)%'D'
Portfolio turnover rate                 97%      123%       142%       96%             97%       123%       142%       96%
Before applicable waiver of
 management fee, expenses
 absorbed by SBAM and credits
 earned on custodian cash
 balances, net investment loss per
 share and expense ratios would
 have been:
  Net investment loss per share         N/A       N/A   $  (0.08)* $ (0.06)            N/A        N/A   $  (0.17)* $ (0.10)
  Expense ratio                         N/A       N/A       1.40%     2.30%'D'         N/A        N/A       2.15%     3.05%'D'

                  -------------------------------------------

(1) For the period from July 1, 1998 (inception date) to December 31, 1998.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
  * Per share amounts have been calculated using the average shares method. 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.

                              STRATEGIC BOND FUND

                                               CLASS A                                           CLASS B
                           -----------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------------------------------------------------
                            2001      2000      1999      1998      1997      2001      2000      1999      1998      1997
                           -----------------------------------------------------------------------------------------------
Net asset value,
 beginning of year         $  9.13   $  9.81   $ 10.19   $ 10.94   $ 10.83   $  9.14   $  9.81   $ 10.18   $ 10.93   $ 10.82
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income (loss) from
 operations:
 Net investment income        0.76*     0.91*     0.88*     0.76      0.76*     0.71*     0.84*     0.81*     0.69      0.67*
 Net realized and
  unrealized gain (loss)     (0.21)    (0.74)    (0.41)    (0.65)     0.41     (0.21)    (0.74)    (0.41)    (0.66)     0.41
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total income from
 operations                   0.55      0.17      0.47      0.11      1.17      0.50      0.10      0.40      0.03      1.08
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Less distributions from:
 Net investment income       (0.76)    (0.85)    (0.85)    (0.85)    (0.89)    (0.71)    (0.77)    (0.77)    (0.77)    (0.80)
 Net realized gains          --        --        --        (0.01)    (0.17)    --        --        --        (0.01)    (0.17)
 Capital                     (0.07)    (0.00)#   --        --        --        (0.06)    (0.00)#   --        --        --
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total distributions          (0.83)    (0.85)    (0.85)    (0.86)    (1.06)    (0.77)    (0.77)    (0.77)    (0.78)    (0.97)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
 year                      $  8.85   $  9.13   $  9.81   $ 10.19   $ 10.94   $  8.87   $  9.14   $  9.81   $ 10.18   $ 10.93
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total return(1)               6.2%      1.8%      5.0%      1.1%     11.2%      5.6%      1.0%      4.2%      0.3%     10.4%
Net assets, end of year
 (000s)                    $19,501   $15,871   $18,571   $21,995   $17,150   $68,781   $65,645   $69,289   $67,928   $47,921
Ratios to average net
 assets:
  Total expenses,
    including interest
    expense                  1.40%     --        --        --        --        2.06%     --        --        --        --
  Total expenses,
    excluding interest
    expense (operating
    expenses)                1.38%     1.24%     1.24%     1.24%     1.24%     2.03%     1.99%     1.99%     1.99%     1.99%
  Net investment income      8.42%     9.61%     8.94%     7.11%     6.99%     7.79%     8.84%     8.20%     6.37%     6.12%
Portfolio turnover rate        73%       84%      114%      109%      184%       73%       84%      114%      109%      184%
Before applicable waiver
 of management fee, expenses
 absorbed by SBAM and credits
 earned on custodian cash
 balances, net investment
 income per share and expense
 ratios would have been:
  Net investment income    $  0.75*  $  0.90*  $  0.86*  $  0.74   $  0.73*  $  0.71*  $  0.83*  $  0.79*  $  0.67   $  0.64*
  Expense ratio,
  including interest
  expense                     1.52%    --        --        --        --         2.09%    --        --        --        --
  Expense ratio,
  excluding interest
  expense (operating
  expenses)                   1.49%     1.39%     1.44%     3.79%     3.81%     2.06%     2.13%     2.19%     2.18%     2.28%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 100

                             SMALL CAP GROWTH FUND

                CLASS 2                                 CLASS O
-----------------------------------------------------------------------------
                           YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------
 2001      2000      1999     1998(1)(2)    2001     2000     1999    1998(1)
-----------------------------------------------------------------------------
$ 13.88   $ 17.04   $ 11.56    $ 10.00     $14.34   $17.29   $11.60   $ 10.00
-------   -------   -------    -------     ------   ------   ------   -------
  (0.08)*   (0.17)*   (0.17)*    (0.06)      0.05*   (0.00)*# (0.06)*   (0.01)
  (0.94)     2.52      6.57       1.62      (0.97)    2.56     6.67      1.61
-------   -------   -------    -------     ------   ------   ------   -------
  (1.02)     2.35      6.40       1.56      (0.92)    2.56     6.61      1.60
-------   -------   -------    -------     ------   ------   ------   -------
   --       (5.51)    (0.92)     --          --      (5.51)   (0.92)    --
-------   -------   -------    -------     ------   ------   ------   -------
   --       (5.51)    (0.92)     --          --      (5.51)   (0.92)    --
-------   -------   -------    -------     ------   ------   ------   -------
$ 12.86   $ 13.88   $ 17.04    $ 11.56     $13.42   $14.34   $17.29   $ 11.60
-------   -------   -------    -------     ------   ------   ------   -------
 (7.4)%     13.2%     56.3%      15.6%'DD' (6.4)%    14.4%    57.9%     16.0%'DD'
$27,288   $16,468   $14,285    $ 1,471     $  595   $  621   $   67   $    67
  2.07%     2.14%     2.14%      2.25%'D'   1.10%    1.17%    1.24%     1.25%'D'
(0.67)%   (1.00)%   (1.22)%    (1.35)%'D'   0.37%   (0.01)%  (0.49)%  (0.18)%'D'
    97%      123%      142%        96%        97%     123%     142%       96%
    N/A       N/A   $ (0.17)*  $ (0.10)       N/A      N/A   $(0.06)* $ (0.05)
    N/A       N/A      2.18%      3.05%'D'    N/A      N/A     1.27%     2.05%'D'

                  -------------------------------------------

(1) For the period from July 1, 1998 (inception date) to December 31, 1998.
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.
                              STRATEGIC BOND FUND

                    CLASS 2                                           CLASS O
-------------------------------------------------------------------------------------------------
                                     Year Ended December 31,
-------------------------------------------------------------------------------------------------
 2001      2000      1999     1998(1)    1997      2001      2000      1999      1998      1997
-------------------------------------------------------------------------------------------------
$  9.19   $  9.84   $ 10.18   $ 10.94   $ 10.82   $  9.12   $  9.80   $ 10.18   $ 10.93   $ 10.82
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.73*     0.87*     0.83*     0.69      0.66*     0.80*     0.94*     0.91*     0.77      0.78*
  (0.20)    (0.75)    (0.40)    (0.67)     0.43     (0.21)    (0.74)    (0.41)    (0.63)     0.41
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.53      0.12      0.43      0.02      1.09      0.59      0.20      0.50      0.14      1.19
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.73)    (0.77)    (0.77)    (0.77)    (0.80)    (0.80)    (0.88)    (0.88)    (0.88)    (0.91)
   --       --        --        (0.01)    (0.17)    --        --        --        (0.01)    (0.17)
  (0.06)    (0.00)#   --        --        --        (0.07)    (0.00)#   --        --        --
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.79)    (0.77)    (0.77)    (0.78)    (0.97)    (0.87)    (0.88)    (0.88)    (0.89)    (1.08)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
$  8.93   $  9.19   $  9.84   $ 10.18   $ 10.94   $  8.84   $  9.12   $  9.80   $ 10.18   $ 10.93
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   5.9%      1.2%      4.5%      0.2%     10.5%      6.7%      2.1%      5.3%      1.3%     11.5%
$30,438   $20,152   $22,857   $27,327   $20,220   $   679   $   569   $   594   $   498   $   649
  1.79%     --        --        --        --        1.04%     --        --        --        --
  1.77%     1.74%     1.76%     1.99%     1.99%     1.01%     0.99%     0.99%     0.99%     0.96%
  7.97%     9.11%     8.43%     6.37%     6.09%     8.82%     9.85%     9.30%     7.37%     7.22%
    73%       84%      114%      109%      184%       73%       84%      114%      109%      184%
$  0.72*  $  0.86*  $  0.81*  $  0.67   $  0.63*  $  0.80*  $  0.92*  $  0.89*  $  0.75   $  0.75*
   1.83%    --        --        --        --         1.05%    --        --        --        --
   1.80%     1.89%     1.96%     2.18%     2.28%     1.02%     1.14%     1.19%     1.18%     1.25%

               --------------------------------------------------

(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 101

                          U.S. GOVERNMENT INCOME FUND

                                             CLASS A                                        CLASS B
                           --------------------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------------------
                             2001     2000     1999     1998     1997     2001      2000      1999      1998      1997
                           --------------------------------------------------------------------------------------------
Net asset value,
 beginning of year         $  9.91   $ 9.84   $10.28   $10.20   $10.07   $  9.95   $  9.85   $ 10.29   $ 10.20   $10.06
                           -------   ------   ------   ------   ------   -------   -------   -------   -------   ------
Income (loss) from
operations:
  Net investment income       0.51*    0.69*    0.54*    0.55     0.58      0.49*     0.62*     0.49*     0.48     0.51
  Net realized and
   unrealized gain (loss)     0.37     0.06    (0.39)    0.21     0.19      0.32      0.07     (0.42)     0.21     0.19
  Net realized gains         --        --       --       --       --       --        --        --        --        --
                           -------   ------   ------   ------   ------   -------   -------   -------   -------   ------
Total income from
operations                    0.88     0.75     0.15     0.76     0.77      0.81      0.69      0.07      0.69     0.70
                           -------   ------   ------   ------   ------   -------   -------   -------   -------   ------
Less distributions from:
  Net investment income      (0.56)   (0.68)   (0.59)   (0.57)   (0.54)    (0.49)    (0.59)    (0.51)    (0.49)   (0.46)
  In excess of net
  investment income          --        --       --      (0.11)   (0.10)    --        --        --        (0.11)   (0.10)
  Net realized gains         (0.09)    --       --       --       --       (0.09)    --        --        --        --
                           -------   ------   ------   ------   ------   -------   -------   -------   -------   ------
Total distributions          (0.65)   (0.68)   (0.59)   (0.68)   (0.64)    (0.58)    (0.59)    (0.51)    (0.60)   (0.56)
                           -------   ------   ------   ------   ------   -------   -------   -------   -------   ------
Net asset value, end of
year                       $ 10.14   $ 9.91   $ 9.84   $10.28   $10.20   $ 10.18   $  9.95   $  9.85   $ 10.29   $10.20
                           -------   ------   ------   ------   ------   -------   -------   -------   -------   ------
Total return(1)               9.1%     7.9%     1.5%     7.6%     7.9%      8.3%      7.2%      0.7%      6.9%     7.2%
Net assets, end of year
(000s)                     $17,378   $7,773   $5,771   $6,744   $1,320   $22,031   $14,832   $16,109   $15,315   $2,531

Ratios to average net
assets:
  Total expenses,
   including interest
   expense                   1.07%    0.96%     --       --       --       1.86%     1.73%     --        --        --
  Total expenses,
   excluding interest
   expense (operating
   expenses)(2)              0.85%    0.84%    0.85%    0.85%    0.85%     1.60%     1.60%     1.60%     1.60%    1.60%
  Net investment income      5.28%    6.99%    5.34%    4.98%    5.77%     4.91%     6.34%     4.85%     4.20%    4.96%
Portfolio turnover rate       176%      51%      96%     173%     261%      176%       51%       96%      173%     261%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income    $  0.45*  $ 0.62*  $ 0.45*  $ 0.47   $ 0.47   $  0.45*  $  0.55*  $  0.40*  $  0.39   $ 0.39
  Expense ratio,
   including interest
   expense                    1.69%    --       --       --       --        2.31%    --        --        --        --
  Expense ratio,
   excluding interest
   expense (operating
   expenses)                  1.47%    1.60%    1.67%    1.63%    2.02%     2.06%     2.37%     2.42%     2.39%    2.77%

                  -------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(2) As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 0.85%.
(3) As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 1.60%.
 * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 102

                          U.S. GOVERNMENT INCOME FUND

                  CLASS 2                                      CLASS O
----------------------------------------------------------------------------------------
                                YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------
  2001     2000     1999    1998(1)    1997     2001     2000     1999     1998     1997
-----------------------------------------------------------------------------------------
$  9.98   $ 9.86   $10.28   $10.19    $10.05   $ 9.94   $ 9.85   $10.29   $10.19   $10.06
-------   ------   ------   ------    ------   ------   ------   ------   ------   ------
   0.48*    0.65*    0.49*    0.48      0.51     0.57*    0.72*    0.57*    0.57*    0.61
   0.37     0.06    (0.40)    0.21      0.19     0.33     0.08    (0.40)    0.23     0.18
   --       --       --       --        --      (0.09)    --       --       --       --
-------   ------   ------   ------    ------   ------   ------   ------   ------   ------
   0.85     0.71     0.09     0.69      0.70     0.90     0.80     0.17     0.80     0.79
-------   ------   ------   ------    ------   ------   ------   ------   ------   ------
  (0.50)   (0.59)   (0.51)   (0.49)    (0.46)   (0.59)   (0.71)   (0.61)   (0.59)   (0.56)
   --       --       --      (0.11)    (0.10)    --       --       --      (0.11)   (0.10)
  (0.09)    --       --       --        --      (0.09)    --       --       --       --
-------   ------   ------   ------    ------   ------   ------   ------   ------   ------
  (0.59)   (0.59)   (0.51)   (0.60)    (0.56)   (0.68)   (0.71)   (0.61)   (0.70)   (0.66)
-------   ------   ------   ------    ------   ------   ------   ------   ------   ------
$ 10.24   $ 9.98   $ 9.86   $10.28    $10.19   $10.16   $ 9.94   $ 9.85   $10.29   $10.19
-------   ------   ------   ------    ------   ------   ------   ------   ------   ------
   8.7%     7.4%     0.9%     6.9%      7.0%     9.3%     8.5%     1.8%     8.1%     8.1%
$15,546   $4,193   $5,351   $4,715    $  751   $1,016   $  445   $3,294   $3,330   $9,553

  1.55%    1.48%     --       --        --      0.84%    0.72%     --       --       --
  1.35%    1.35%    1.37%    1.60%     1.59%    0.60%    0.60%    0.60%    0.60%    0.60%
  4.67%    6.61%    4.91%    4.25%     4.94%    5.71%    7.37%    5.65%    5.52%    6.01%
   176%      51%      96%     173%      261%     176%      51%      96%     173%     261%
$  0.43*  $ 0.58*  $ 0.40*  $ 0.39    $ 0.39   $ 0.52*  $ 0.65*  $ 0.48*  $ 0.44*  $ 0.49
   2.00%    --       --       --        --       1.30%    --       --       --       --
   1.80%    2.12%    2.20%    2.39%     2.76%    1.06%    1.36%    1.42%    1.38%    1.77%

                  -------------------------------------------

(1) On September 14, 1998, Class C Shares were renamed Class 2 Shares.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(3) As of the year 2000, expense ratios, excluding interest expense, will not exceed 1.35% due to a voluntary expense limitation.
(4) As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 0.60%.
 * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 103

ADDITIONAL INFORMATION ABOUT THE FUNDS

Shareholder Reports

Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal period.

Statement of Additional Information

The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus. The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, writing the funds at 125 Broad Street, New York, NY 10004 or calling your Financial Consultant.

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission's web site at http://www.sec.gov.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act file no. 811-06087, 811-02667, 811-14025, 811-5034)


SALOMON BROTHERS
ASSET MANAGEMENT



125 Broad street
New York, New York 10004

1-800-SALOMON
WWW.SBAM.COM

SBPRO  10/01
FDO2520  05/02

                                    Rule 497(c) File Nos. 33-34423 and 811-06087

PROSPECTUS
AND
APPLICATION
April 30, 2002


                                SALOMON BROTHERS
                                ASSET MANAGEMENT


       Asia Growth Fund

       Balanced Fund

       Capital Fund

       Cash Management Fund

       High Yield Bond Fund

       International Equity Fund

       Investors Value Fund

       Large Cap Growth Fund

       New York Municipal
       Money Market Fund

       Small Cap Growth Fund

       Strategic Bond Fund

       U.S. Government
       Income Fund

Salomon Brothers

The Securities and Exchange Commission has not approved the funds' shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

 CONTENTS

            Fund goals, strategies and risks:

                Asia Growth Fund........................................    2
                Balanced Fund...........................................    6
                Capital Fund............................................   10
                Cash Management Fund....................................   13
                High Yield Bond Fund....................................   15
                International Equity Fund...............................   18
                Investors Value Fund....................................   21
                Large Cap Growth Fund...................................   24
                New York Municipal Money Market Fund....................   27
                Small Cap Growth Fund...................................   30
                Strategic Bond Fund.....................................   33
                U.S. Government Income Fund.............................   37
            More on the funds' investments..............................   40
            Management..................................................   46
            Choosing a share class to buy...............................   49
            Buying shares and exchanging shares.........................   55
            Redeeming shares............................................   57
            Other things to know about share transactions...............   59
            Dividends, distributions and taxes..........................   61
            Financial highlights........................................   63

                                ABOUT THE FUNDS

Equity/Blend Funds           Fixed Income Funds           Money Market Funds
------------------           ------------------           ------------------
Asia Growth Fund             High Yield Bond Fund         Cash Management Fund
Balanced Fund                Strategic Bond Fund          New York Municipal Money
Capital Fund                 U.S. Government Income Fund  Market Fund
International Equity Fund
Investors Value Fund
Large Cap Growth Fund
Small Cap Growth Fund

                            ABOUT MUTUAL FUND RISKS

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                     Salomon Brothers Investment Series - 1

 ASIA GROWTH FUND

 INVESTMENT              The fund seeks long-term capital appreciation.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in equity and equity-related
 STRATEGY                securities of 'Asian companies.' Under normal circumstances, the fund invests at least 80% of its assets in these
                         securities and related investments. The fund considers
                         'Asian companies' to include companies that are organized
                         under the laws of any country in the Asian region other than
                         Japan, Australia and New Zealand. The fund also considers
                         companies to be 'Asian companies' if Salomon Brothers Asia
                         Pacific Limited, the fund's subadviser, determines that
                         they: (i) derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian countries; (ii) maintain at least 50% of their assets in one or more of the Asian
                         countries; or (iii) have securities which are traded
                         principally on the stock exchange in an Asian country. The fund is not limited in the amount of assets it can allocate to one or more Asian countries. Equity and equity related
                         securities include common and preferred stock, bonds
                         convertible into common and preferred stock, equity-linked debt securities, and American, Global or other types of
                         Depositary Receipts.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting portfolio securities, the subadviser seeks to
 SUBADVISER              identify specific industries and companies which offer the
 SELECTS THE             best relative potential for long-term capital appreciation
 FUND'S                  across Asian markets. Individual country weights compared to
 INVESTMENTS             the benchmark (the MSCI AC Asia Free Ex-Japan Index) are
                         managed tactically using fundamental and quantitative
                         analysis. In seeking to identify individual companies within
                         Asian industries, the subadviser tends to focus on companies that have the greatest growth potential and have strong cash flows.

                         In evaluating specific industries and country weighting, the subadviser considers macroeconomic factors such as
                         government policies, market liquidity, industry
                         competitiveness and business trends in an effort to identify an optimal allocation of assets among sectors and countries.
                         The subadviser then employs a combination of quantitative
                         and traditional fundamental analysis to identify individual companies within these industries which exhibit strong
                         returns on equity, positive cash flows and favorable
                         price-to-earnings ratios.

                         Please note that the fund has higher portfolio turnover than many other funds. Higher turnover increases transaction
                         costs and may result in early recognition of taxable gains.

                                Asia Growth Fund
                     Salomon Brothers Investment Series - 2

 PRINCIPAL RISKS
 OF INVESTING IN
 THE FUND
 Investments in Asian
 companies involve a
 substantial risk of
 loss. The fund is not
 diversified, which
 means that it can
 invest a higher
 percentage of its
 assets in any one
 issuer than a
 diversified fund.
 Also, the fund may
 invest more than 25%
 of its assets in any
 Asian country. Being
 non-diversified and
 not having a limit in
 its allocation of
 assets among Asian
 countries may magnify
 the fund's losses from
 events affecting a
 particular issuer or
 country.
                         Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:
                           o Asian securities markets decline.
                           o Economic, political or social instabilities significantly disrupt the principal financial markets in the Asian region.
                           o Factors creating volatility in one Asian country or emerging market negatively impact securities values or trading in
                             countries in the region.
                           o The U.S. dollar appreciates against Asian currencies.
                           o One or more governments in the region imposes restrictions on currency conversion or trading.
                           o Asian economies grow at a slower rate than expected or
                             experience a downturn or recession.
                             In changing markets, the fund is unable to sell securities in desired amounts or at prices it considers reasonable.
                           o The manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector or
                             stock proves to be incorrect.

                                Asia Growth Fund
                     Salomon Brothers Investment Series - 3

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 47.67% in 4th quarter 1999;
 Lowest:  - 28.96% in 2nd quarter
 1998.


                     [CHART]
                                                                                   TOTAL RETURN
                 % Total Return

-25.55    -13.10    94.92    -33.07    -11.87

  97        98       99        00        01

      Calendar years ended December 31
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.

-----------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                                           Since*
                                                               1 Year        5 Years     Inception

 Class A

   Return Before Taxes                                          -16.96%       -6.86%      -5.24%

   Return After Taxes on Distributions                          -17.50%       -7.17%      -5.65%

   Return After Taxes on Distributions and Sale of Fund         -10.33%       -5.44%      -4.24%
   Shares

------------------------------------------------------------------------------------------------

 Other Classes

 Class B                                                        -16.71%       -6.78%      -5.10%

 Class 2'D'                                                     -14.07%       -6.58%      -5.08%

 Class O                                                        -11.42%       -5.47%      -3.98%

------------------------------------------------------------------------------------------------

 MSCI AC Asia Free Ex-Japan Index                                -3.84%      -10.80%      -9.88%

 'D' formerly Class C
 * The inception date is May 6, 1996.
                                                                                                      COMPARATIVE
                                                                                                      PERFORMANCE

                                                                                                      This table compares the
                                                                                                      before- and after-tax
                                                                                                      average annual total
                                                                                                      return of the fund's
                                                                                                      Class A shares for the
                                                                                                      periods shown with that
                                                                                                      of the MSCI AC Asia
                                                                                                      Free Ex-Japan Index
                                                                                                      ('MSCI Index'), a
                                                                                                      broad-based unmanaged
                                                                                                      index of Asian stocks.
                                                                                                      After-tax returns for
                                                                                                      all other classes will
                                                                                                      vary. After-tax returns
                                                                                                      are calculated using
                                                                                                      the highest historical
                                                                                                      individual federal
                                                                                                      marginal income tax
                                                                                                      rates and do not
                                                                                                      reflect the impact of
                                                                                                      state and local taxes.
                                                                                                      Actual after-tax
                                                                                                      returns depend upon an
                                                                                                      individual investor's
                                                                                                      tax situation and may
                                                                                                      differ from those
                                                                                                      shown. After-tax
                                                                                                      returns shown are not
                                                                                                      relevant to investors
                                                                                                      who hold their fund
                                                                                                      shares through
                                                                                                      tax-deferred
                                                                                                      arrangements such as
                                                                                                      401(k) plans or
                                                                                                      individual retirement
                                                                                                      accounts. This table
                                                                                                      also compares the
                                                                                                      before-tax average
                                                                                                      annual total returns of
                                                                                                      the other fund classes
                                                                                                      with the MSCI Index.
                                                                                                      The fund's past
                                                                                                      performance, before and
                                                                                                      after taxes, is not
                                                                                                      necessarily an
                                                                                                      indication of how the
                                                                                                      fund will perform in
                                                                                                      the future.

                                Asia Growth Fund
                     Salomon Brothers Investment Series - 4

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O

 Maximum sales charge on purchases                  5.75%*     None     1.00%       None

 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                  0.80%     0.80%     0.80%      0.80%

   Distribution and service (12b-1) fee             0.25%     1.00%     1.00%       None

   Other expenses                                   2.70%     1.93%     2.02%      1.63%

   Total annual fund operating expenses             3.75%     3.73%     3.82%      2.43%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES

                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because some of
                                                                                              the fund's expenses
                                                                                              were waived or
                                                                                              reimbursed, actual
                                                                                              total operating
                                                                                              expenses for the prior
                                                                                              year were:
                                                                                                Class A: 1.27%
                                                                                                Class B: 1.97%
                                                                                                Class 2: 1.97%
                                                                                                Class O: 0.99%
                                                                                              These waivers and/or
                                                                                              reimbursements may be
                                                                                              reduced or terminated
                                                                                              at any time.
---------------------------------------------------------------------------------------------------------------------

 EXAMPLE

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                            $931     $1,655    $2,398      $4,338
-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               875      1,440     2,125       3,982

 Class B (no redemption)                             375      1,140     1,925       3,982
-------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               580      1,255     2,047       4,113

 Class 2 (no redemption)                             480      1,255     2,047       4,113
-------------------------------------------------------------------------------------------
 Class O                                             246        758     1,296       2,766

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                                Asia Growth Fund
                     Salomon Brothers Investment Series - 5

 BALANCED FUND

 INVESTMENT              The fund seeks to obtain above average income (compared to a
 OBJECTIVE               portfolio invested in equity securities). The fund's
                         secondary objective is to take advantage of opportunities
                         for growth of capital and income.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests in a broad range of equity and fixed income
 INVESTMENT              securities of both U.S. and foreign issuers. The fund varies
 STRATEGY                its allocations between equity and fixed income securities depending on the manager's view of economic and market
                         conditions, fiscal and monetary policy and security values.
                         However, under normal market conditions at least 40% of the fund's assets are allocated to equity securities.

                         CREDIT QUALITY: The fund's investments in non-convertible
                         fixed-income securities are primarily investment grade, but the fund may invest up to 20% of its assets in
                         nonconvertible fixed income securities rated below
                         investment grade by a recognized rating agency or in unrated securities of equivalent quality. Securities rated below
                         investment grade are commonly referred to as 'junk bonds.'
                         The fund may invest in convertible securities without limit as to credit quality and amount.

                         MATURITY: The fund's investments in fixed-income securities may be of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting stocks for investment, the manager applies a
 MANAGER                 bottom-up analysis, focusing on companies with:
 SELECTS THE               o Large market capitalizations.
 FUND'S                    o Favorable dividend yields and price-to-earnings ratios.
 INVESTMENTS               o Stocks that historically have been less volatile than the market as a whole.
                           o Strong balance sheets.
                           o A catalyst for appreciation and restructuring potential, product innovation or new development.

                         The manager considers both macroeconomic and issuer specific factors in selecting debt securities for its portfolio. In assessing the appropriate maturity, rating and sector
                         weighting of the fund's portfolio, the manager considers a variety of macroeconomic factors that are expected to
                         influence economic activity and interest rates. These
                         factors include fundamental economic indicators, Federal
                         Reserve monetary policy and the relative value of the U.S.
                         dollar compared to other currencies. Once the manager
                         determines the preferable portfolio characteristic, the
                         manager selects individual securities based upon the terms of the securities (such as yields compared to U.S.
                         Treasuries or comparable issuers), liquidity and rating, and sector and issuer diversification. The manager also employs fundamental research and due diligence to assess an
                         issuer's:

                           o Credit quality taking into account financial condition and profitability.
                           o Future capital needs.
                           o Potential for change in rating and industry outlook.
                           o Management's ability to be competitive in its particular industry.

                                 Balanced Fund
                     Salomon Brothers Investment Series - 6

 PRINCIPAL               While investing in a mix of equity and debt securities can
 RISKS OF                bring added benefits, it may also involve additional risks.
 INVESTING IN            Investors could lose money in the fund or the fund may not
 THE FUND                perform as well as other investments if any of the following occurs:

                           o U.S. stock markets decline.
                           o An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
                           o Large capitalization stocks fall out of favor with
                             investors.
                           o The manager's judgment about the attractiveness, growth
                             prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                         The fund also has risks associated with investing in bonds.
                         The fund could also lose money or underperform other
                         investments if:

                           o Interest rates go up, causing the prices of fixed-income securities to decline and reducing the value of the fund's investments.
                           o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its
                             credit rating downgraded.
                           o During periods of declining interest rates, the issuer of a security exercises its option to prepay earlier than
                             scheduled, forcing the fund to reinvest in lower yielding
                             securities. This is known as call or prepayment risk.
                           o During periods of rising interest rates, the average life of certain types of securities is extended because of slower
                             than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as
                             extension risk.

                                 Balanced Fund
                     Salomon Brothers Investment Series - 7

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
 7.98% in 2nd quarter 1999;
 Lowest:  - 7.23% in 3rd quarter
 1999.

                     [CHART]

                 % Total Return

18.33     19.05     6.36     3.21     7.93     0.96

  96        97       98       99       00       01

      Calendar years ended December 31

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.

-------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
 OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                                        Since*
                                                                1 year      5 years   Inception

 Class A
    Return Before Taxes                                         -4.82%       6.06%      8.72%

    Return After Taxes on Distributions                         -6.46%       3.72%      6.37%

    Return After Taxes on Distributions and Sale                -2.90%       3.80%      6.00%
    of Fund Shares

-----------------------------------------------------------------------------------------------

 Other Classes

 Class B                                                        -4.53%       6.20%      8.92%

 Class 2'D'                                                     -1.74%       6.29%      8.76%

 Class O                                                         1.25%       7.56%     10.08%

-----------------------------------------------------------------------------------------------

 S&P 500 Index                                                 -11.88%      10.70%     13.39%

 SSB Broad Investment Grade Bond Index                           8.52%       7.43%      7.26%

 'D' formerly Class C
 *The inception date is September 11, 1995.
                                                                                                  COMPARATIVE
                                                                                                  PERFORMANCE

                                                                                                  This table compares the
                                                                                                  before- and after-tax
                                                                                                  average annual total
                                                                                                  return of the fund's
                                                                                                  Class A shares for the
                                                                                                  periods shown with that
                                                                                                  of the S&P 500 Stock
                                                                                                  Index ('S&P 500
                                                                                                  Index'), a broad-based
                                                                                                  unmanaged index of
                                                                                                  widely held common
                                                                                                  stocks, and the Salomon
                                                                                                  Smith Barney Broad
                                                                                                  Investment Grade Bond
                                                                                                  Index ('SSB Big
                                                                                                  Index'), a broad-based
                                                                                                  unmanaged index of
                                                                                                  corporate bonds.
                                                                                                  After-tax returns for
                                                                                                  all other classes will
                                                                                                  vary. After-tax returns
                                                                                                  are calculated using
                                                                                                  the highest historical
                                                                                                  individual federal
                                                                                                  marginal income tax
                                                                                                  rates and do not
                                                                                                  reflect the impact of
                                                                                                  state and local taxes.
                                                                                                  Actual after-tax
                                                                                                  returns depend upon an
                                                                                                  individual investor's
                                                                                                  tax situation and may
                                                                                                  differ from those
                                                                                                  shown. After-tax
                                                                                                  returns shown are not
                                                                                                  relevant to investors
                                                                                                  who hold their fund
                                                                                                  shares through tax-
                                                                                                  deferred arrangements
                                                                                                  such as 401(k) plans or
                                                                                                  individual retirement
                                                                                                  accounts. This table
                                                                                                  also compares the
                                                                                                  before-tax average
                                                                                                  annual total returns of
                                                                                                  the other fund classes
                                                                                                  with the S&P 500 Index
                                                                                                  and SSB Big Index. The
                                                                                                  fund's past
                                                                                                  performance, before and
                                                                                                  after taxes, is not
                                                                                                  necessarily an
                                                                                                  indication of how the
                                                                                                  fund will perform in
                                                                                                  the future.

                                 Balanced Fund
                     Salomon Brothers Investment Series - 8

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O

 *Maximum sales charge on purchases                 5.75%*     None     1.00%       None
  Maximum deferred sales charge on redemptions       None     5.00%     1.00%       None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                  0.55%     0.55%     0.55%      0.55%

   Distribution and service (12b-1) fee             0.25%     1.00%     1.00%       None

   Other expenses                                   0.45%     0.33%     0.29%      0.24%

   Total annual fund operating expenses             1.25%     1.88%     1.84%      0.79%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
                                                                                              FEES AND EXPENSES

                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because some of
                                                                                              the fund's expenses
                                                                                              were waived, actual
                                                                                              total operating
                                                                                              expenses for the prior
                                                                                              year were:
                                                                                              Class  A: 0.95%
                                                                                              Class  B: 1.70%
                                                                                              Class  2: 1.70%
                                                                                              Class O: 0.70%
                                                                                              This waiver may be
                                                                                              reduced or terminated
                                                                                              at any time.

---------------------------------------------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                            $695      $949     $1,222      $1,999
-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)               691       891      1,216       1,964

 Class B (no redemption)                             191       591      1,016       1,964
-----------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               385       673      1,086       2,237

 Class 2 (no redemption)                             285       673      1,086       2,237
-----------------------------------------------------------------------------------------
 Class O                                              81       252        439         978

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                                 Balanced Fund
                    Salomon Brothers Investment Series - 9

 CAPITAL FUND

 INVESTMENT              The fund seeks capital appreciation through investment in
 OBJECTIVE               securities which the manager believes have above-average
                         capital appreciation potential.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in equity securities of U.S.
 STRATEGY                companies. These companies typically range in size from
                         established large capitalization companies to medium size
                         companies. However, the fund may also invest in small
                         capitalization companies at the beginning of their life
                         cycles.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager seeks to identify those
 FUND'S                  companies which offer the greatest potential for capital
 INVESTMENTS             appreciation through careful fundamental analysis of each
                         company and its financial characteristics. The manager
                         evaluates companies of all sizes but emphasizes those with market capitalizations above $1 billion.

                         In selecting individual companies for investment, the manager looks for the following:

                           o Security prices which appear to undervalue the company's assets or do not adequately reflect factors such as
                             favorable industry trends, lack of investor recognition or the short-term nature of earnings declines.

                           o Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's securities.

                           o Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may
                             enhance future earnings.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments,
 THE FUND                if any of the following occurs:

                           o U.S. stock markets decline.

                           o An adverse event, such as negative press reports about a company in the fund's portfolio, depresses the value of the company's securities.

                           o The manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector or
                             security proves to be incorrect.

                           o There is greater volatility of share price because of the fund's ability to invest in small and medium capitalization companies. Investing in small and medium capitalization
                             companies involves a substantial risk of loss.

                             Compared to large cap companies, small and medium cap companies and the market for their securities are more likely to:

                               o Be more sensitive to changes in earnings
                                 results and investor expectations.

                               o Have more limited product lines, capital
                                 resources and management depth.

                               o Experience sharper swings in market values.

                               o Be harder to sell at the times and prices the
                                 manager believes appropriate.

                               o Offer greater potential for gain and loss.

                         The fund is not diversified, which means that it is
                         permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified
                         may magnify the fund's losses from events affecting a
                         particular issuer. However, the manager seeks to diversify the fund's investments across industries, which may help
                         reduce this risk.

                                  Capital Fund
                    Salomon Brothers Investment Series - 10

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 22.50% in 4th quarter 1998;
 Lowest:  - 13.09% in 3rd
 quarter 2001.

                                 [CHART]

                             % Total Return

4.71   17.17   -14.16   34.88   33.34   26.76   23.83   23.44   19.20   2.00
 92     93       94      95      96       97     98       99     00      01

                     Calendar years ended December 31

                                                                                   TOTAL RETURN

                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B
                                                                                   and 2 shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses and
                                                                                   sales charges.

----------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                                         Since*
                                                      1 Year      5 Years   10 Years    Inception

 Class O

   Return Before Taxes                                    2.00%   18.69%    16.13%         n/a

   Return After Taxes on Distributions                    0.86%   14.36%    11.86%         n/a

   Return After Taxes on Distributions                    1.37%   13.62%    11.44%         n/a
   and Sale of Fund Shares

----------------------------------------------------------------------------------------------------

 Other Classes

 Class A                                                 -4.24%   17.00%       n/a         18.11%

 Class B                                                 -4.12%   17.29%       n/a         18.48%

 Class 2'D'                                              -1.14%   17.25%       n/a         18.34%

 Class Y                                                    n/a      n/a       n/a             **

----------------------------------------------------------------------------------------------------
 Russell 3000 Index                                      -11.46    10.14     12.64            n/a
  'D' formerly Class C
  * The inception date for Class O shares is December 17, 1976. The inception date for Class A, B and 2 shares is November 1, 1996; the inception date for Class Y shares is January 31, 2001.
  ** Class Y Shares were not outstanding for the full calendar year.
                                                                                                     COMPARATIVE
                                                                                                     PERFORMANCE

                                                                                                     This table compares the
                                                                                                     before- and after-tax
                                                                                                     average annual total
                                                                                                     return of the fund's
                                                                                                     Class O shares for the
                                                                                                     periods shown with that
                                                                                                     of the Russell 3000
                                                                                                     Index, a broad-based
                                                                                                     unmanaged
                                                                                                     capitalization-weighted
                                                                                                     index of large
                                                                                                     capitalization
                                                                                                     companies. After-tax
                                                                                                     returns for all other
                                                                                                     classes will vary.
                                                                                                     After-tax returns are
                                                                                                     calculated using the
                                                                                                     highest historical
                                                                                                     individual federal
                                                                                                     marginal income tax
                                                                                                     rates and do not
                                                                                                     reflect the impact of
                                                                                                     state and local taxes.
                                                                                                     Actual after-tax
                                                                                                     returns depend upon an
                                                                                                     individual investor's
                                                                                                     tax situation and may
                                                                                                     differ from those
                                                                                                     shown. After-tax
                                                                                                     returns shown are not
                                                                                                     relevant to investors
                                                                                                     who hold their fund
                                                                                                     shares through
                                                                                                     tax-deferred
                                                                                                     arrangements such as
                                                                                                     401(k) plans or
                                                                                                     individual retirement
                                                                                                     accounts. This table
                                                                                                     also compares the
                                                                                                     before-tax average
                                                                                                     annual total returns of
                                                                                                     the other fund classes
                                                                                                     with the Russell 3000
                                                                                                     Index. The fund's past
                                                                                                     performance, before and
                                                                                                     after taxes, is not
                                                                                                     necessarily an
                                                                                                     indication of how the
                                                                                                     fund will perform in
                                                                                                     the future.

                                  Capital Fund
                    Salomon Brothers Investment Series - 11

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                CLASS A   CLASS B   CLASS 2   CLASS O      CLASS Y

 Maximum sales charge on purchases           5.75%*     None     1.00%       None         None

 Maximum deferred sales charge on             None     5.00%     1.00%       None         None
 redemptions

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                           0.60%     0.60%     0.60%      0.60%        0.60%

   Distribution and service (12b-1) fee      0.25%     1.00%     1.00%       None         None

   Other expenses                            0.22%     0.26%     0.24%      0.07%        0.06%

   Total annual fund operating expenses      1.07%     1.86%     1.84%      0.67%        0.66%

  *If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                  FEES AND EXPENSES

                                                                                                  This table sets forth
                                                                                                  the fees and expenses
                                                                                                  you will pay if you
                                                                                                  invest in shares of the
                                                                                                  fund.

-------------------------------------------------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                              $678     $896     $1,131      $1,806

-------------------------------------------------------------------------------------------------------------------------

 Class B (redemption at end of period)                 689      885      1,206       1,880

 Class B (no redemption)                               189      585      1,006       1,880
-------------------------------------------------------------------------------------------------------------------------

 Class 2 (redemption at end of period)                 385      673      1,086       2,237

 Class 2 (no redemption)                               285      673      1,086       2,237

-------------------------------------------------------------------------------------------------------------------------
 Class O                                                68      214        373         835

-------------------------------------------------------------------------------------------------------------------------
 Class Y                                                67      211        368         822
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       You redeem your shares at the end of the period (unless otherwise indicated)

                                  Capital Fund
                    Salomon Brothers Investment Series - 12

 CASH MANAGEMENT FUND

 INVESTMENT              The fund seeks as high a level of current income as is
 OBJECTIVE               consistent with liquidity and stability of principal.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund is a money market fund that invests in high
 INVESTMENT              quality, U.S. dollar denominated short-term debt securities.
 STRATEGY                The fund may invest in all types of money market instruments including U.S. government securities, short-term debt
                         securities, commercial paper, variable rate demand
                         notes, certificates of deposit, bankers' acceptances,
                         mortgage-backed and asset-backed securities, repurchase
                         agreements and fixed time deposits. While the fund invests primarily in securities of U.S. issuers, the fund may also invest in U.S. dollar denominated obligations of foreign
                         governmental and corporate issuers. The debt instruments in which the fund invests may have fixed or variable rates of interest. The fund normally maintains at least 25% of its
                         assets in bank obligations.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in
                         securities rated in the highest short term rating category, or if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having, or that are deemed to have, remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting investments for the fund, the manager looks
 MANAGER                 for:
 SELECTS THE
 FUND'S                    o Eligible issuers with the most desirable credit quality.
 INVESTMENTS               o The best relative values based on an analysis of yield,
                             price, interest rate sensitivity and credit quality.
                           o Maturities consistent with the manager's outlook for
                             interest rates.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS
 OF INVESTING IN
 THE FUND

 There is no
 assurance that
 the fund
 will be able
 to maintain a
 stable net asset
 value of $1.00
 per share.

                         Although the fund seeks to preserve the value of an
                         investment at $1.00 per share, it is possible to lose money by investing in the fund, or the fund could underperform
                         other similar money market funds if any of the following
                         occurs:

                           o Interest rates rise sharply.

                           o An issuer or guarantor of the fund's securities defaults, or has its credit rating downgraded.

                           o The manager's judgment about the relative value, credit
                             quality or income potential of a particular security or the direction or timing of interest rate changes proves to be
                             incorrect.

                           o The value of the fund's foreign securities goes down because of unfavorable government actions or political instability.

                         Over time, a money market fund is likely to underperform other fixed income or equity investment options.

                              Cash Management Fund
                    Salomon Brothers Investment Series - 13

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.

 QUARTERLY RETURNS: Highest:
 1.54% in 3rd quarter 2000;
 Lowest: 0.55% in 4th quarter 2001.
                               [CHART]

                           % Total Return

3.39   2.72   3.88   5.60   5.07   5.22   5.15   4.79   6.03   3.59
 92     93     94     95     96     97     98     99     00     01

                   Calendar years ended December 31

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B
                                                                                   and 2 shares may have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses.


------------------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)

 Class                     Inception Date      1 Year      5 Years      10 Years          Since Inception

 Class A                       2/1/95          3.59%        4.96%         n/a                4.97%

 Class B                       2/1/95          3.59%        4.96%         n/a                4.95%

 Class 2'D'                    2/1/95          3.59%        4.95%         n/a                4.94%

 Class O                      10/2/90          3.59%        4.95%        4.54%                n/a

 The fund's 7-day effective yield as of December 31, 2001 was 2.43%.

 'D'formerly Class C

                                                                                                       COMPARATIVE
                                                                                                       PERFORMANCE

                                                                                                       The table indicates the
                                                                                                       average annual total
                                                                                                       return of each class
                                                                                                       for the periods shown.

------------------------------------------------------------------------------------------------------------------------------

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O

 Maximum sales charge on purchases                   None      None      None        None

 Maximum deferred sales charge on redemptions        None      None      None        None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                  0.20%     0.20%     0.20%       0.20%

   Distribution and service (12b-1) fee              None      None      None        None

   Other expenses                                   0.62%     0.63%     0.63%       0.63%

   Total annual fund operating expenses             0.82%     0.83%     0.83%       0.83%

                                                                                             FEES AND EXPENSES
                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund.
                                                                                             Because some of the
                                                                                             fund's expenses were
                                                                                             waived, actual total
                                                                                             operating expenses for
                                                                                             the prior year were:
                                                                                               Class  A: 0.55%
                                                                                               Class  B: 0.55%
                                                                                               Class  2: 0.55%
                                                                                               Class  O: 0.55%
                                                                                             This waiver may be
                                                                                             reduced or termined at
                                                                                             any time.
--------------------------------------------------------------------------------------------------------------------


 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                              $84      $262      $455       $1,014

--------------------------------------------------------------------------------------------------------------------
 Class B                                               85       265       460        1,025

--------------------------------------------------------------------------------------------------------------------
 Class 2                                               85       265       460        1,025

--------------------------------------------------------------------------------------------------------------------
 Class O                                               85       265       460        1,025

 The example assumes:  o You invest $10,000 for the period shown
                       o You reinvest all distributions and dividends without a sales charge
                       o The fund's operating expenses remain the same
                       o Your investment has a 5% return each year
                       o You redeem your shares at the end of the period
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.

                              Cash Management Fund
                    Salomon Brothers Investment Series - 14

 HIGH YIELD BOND FUND

 INVESTMENT              The fund seeks to maximize current income. As a secondary
 OBJECTIVE               objective, the fund seeks capital appreciation.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in high yield bonds issued by
 INVESTMENT              U.S. and foreign corporations and foreign governments and
 STRATEGY                their agencies and instrumentalities. Under normal
                         circumstances, the fund invests at least 80% of its assets in high yield bonds and related investments. The fund will limit its investments in emerging market governmental
                         issuers to 35% of its assets.

                         CREDIT QUALITY: High yield bonds are rated below investment grade by a recognized rating agency or, if unrated, of
                         equivalent quality as determined by the manager. Below
                         investment grade securities are commonly referred to as
                         'junk bonds.'

                         MATURITY: The fund normally maintains an average portfolio maturity of between 6 and 12 years. However, the fund may
                         invest in individual securities of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 Individual security selection is driven by the manager's
 MANAGER                 economic view, industry outlook and rigorous credit
 SELECTS THE             analysis. The manager then selects those individual
 FUND'S                  securities that appear to be most undervalued and to offer
 INVESTMENTS             the highest potential returns relative to the amount of
                         credit, interest rate, liquidity and other risk presented by these securities. The manager allocates the fund's
                         investments across a broad range of issuers and industries, which can help to reduce risk.

                         In evaluating the issuer's creditworthiness, the manager employs fundamental analysis and considers the following factors:

                           o The strength of the issuer's financial resources.
                           o The issuer's sensitivity to economic conditions and trends.
                           o The issuer's operating history.
                           o The experience and track record of the issuer's management or political leadership.
-------------------------------------------------------------------------------------
 PRINCIPAL
 RISKS OF
 INVESTING IN
 THE FUND

 Investments in
 high yield
 securities
 involve a
 substantial risk
 of loss.
                         Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

                           o The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its
                             credit rating downgraded.
                           o Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio.
                           o The manager's judgment about the attractiveness, value or credit quality of a particular security proves to be
                             incorrect.
                           o During periods of declining interest rates, the issuer of a security exercises its option to prepay principal earlier
                             than scheduled, forcing the fund to reinvest in lower
                             yielding securities. This is known as call or prepayment
                             risk.
                         High yield securities are considered speculative and,
                         compared to investment grade securities, tend to have:

                           o More volatile prices and increased price sensitivity to
                             changing interest rates and to adverse economic and business developments.
                           o Greater risk of loss due to default or declining credit
                             quality.
                           o Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.
                           o Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 15

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.

 QUARTERLY RETURNS: Highest:
 6.84% in 4th quarter 2001;
 Lowest: -13.26% in 3rd quarter 1998.

                     [CHART]

                 % Total Return

21.92    13.03    -7.05    7.03    -3.59    4.21
  96       97       98      99       00      01

      Calendar years ended December 31

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
 OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                         Since*
                                               1 Year      5 Years     Inception

 Class A

   Return Before Taxes                          -0.70%       1.47%       6.39%

   Return After Taxes on Distributions          -5.07%      -2.82%       1.87%

   Return After Taxes on Distributions          -0.45%      -0.89%       2.92%
   and Sale of Fund Shares

---------------------------------------------------------------------------------

 Other Classes

 Class B                                        -1.37%       1.44%       6.35%

 Class 2'D'                                      1.66%       1.63%       6.30%

 Class O                                         4.50%       2.75%       7.40%

--------------------------------------------------------------------------------

 SSB High-Yield Market Index                     5.44%       3.48%       6.19%**

'D'formerly Class C
  *The inception date is February 22, 1995.
 **Index comparison begins on February 28, 1995.

                                                                                                 COMPARATIVE
                                                                                                 PERFORMANCE

                                                                                                 This table compares the
                                                                                                 before- and after-tax
                                                                                                 average annual total
                                                                                                 return of the fund's
                                                                                                 Class A shares for the
                                                                                                 periods shown with that
                                                                                                 of the Salomon Smith
                                                                                                 Barney High-Yield
                                                                                                 Market Index ('SSB
                                                                                                 Index'), a broad-based
                                                                                                 unmanaged index of high
                                                                                                 yield securities.
                                                                                                 After-tax returns for
                                                                                                 all other classes will
                                                                                                 vary. After-tax returns
                                                                                                 are calculated using
                                                                                                 the highest historical
                                                                                                 individual federal
                                                                                                 marginal income tax
                                                                                                 rates and do not
                                                                                                 reflect the impact of
                                                                                                 state and local taxes.
                                                                                                 Actual after-tax
                                                                                                 returns depend upon an
                                                                                                 individual investor's
                                                                                                 tax situation and may
                                                                                                 differ from those
                                                                                                 shown. After-tax
                                                                                                 returns shown are not
                                                                                                 relevant to investors
                                                                                                 who hold their fund
                                                                                                 shares through
                                                                                                 tax-deferred
                                                                                                 arrangements such as
                                                                                                 401(k) plans or
                                                                                                 individual retirement
                                                                                                 accounts. This table
                                                                                                 also compares the
                                                                                                 before-tax average
                                                                                                 annual total returns of
                                                                                                 the other fund classes
                                                                                                 with the SSB Index. The
                                                                                                 fund's past
                                                                                                 performance, before and
                                                                                                 after taxes, is not
                                                                                                 necessarily an
                                                                                                 indication of how the
                                                                                                 fund will perform in
                                                                                                 the future.

                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 16

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                     CLASS A   CLASS B   CLASS 2   CLASS O

 Maximum sales charge on purchases                4.75%*    None       1.00%       None
 Maximum deferred sales charge on redemptions     None      5.00%      1.00%       None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND
 AS A % OF NET ASSETS)

   Management fees                                0.75%     0.75%      0.75%       0.75%

   Distribution and service (12b-1) fee           0.25%     1.00%      0.75%       None

   Other expenses                                 0.28%     0.28%      0.27%       0.12%

   Total annual fund operating expenses           1.28%     2.03%      1.77%       0.87%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
                                                                                            FEES AND EXPENSES
                                                                                            This table sets forth
                                                                                            the fees and expenses
                                                                                            you will pay if you
                                                                                            invest in shares of the
                                                                                            fund.
-------------------------------------------------------------------------------------------------------------------
 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES             1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                          $599      $862     $1,144      $1,947

-------------------------------------------------------------------------------------------------------------------
 Class B (redemption at end of period)             706       937      1,293       2,080

 Class B (no redemption)                           206       637      1,093       2,080

-------------------------------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)             378       652      1,050       2,163

 Class 2 (no redemption)                           278       652      1,050       2,163

-------------------------------------------------------------------------------------------------------------------
 Class O                                            89       278        482       1,073

 The example assumes:  o You invest $10,000 for the period shown
                       o You reinvest all distributions and dividends without a sales charge
                       o The fund's operating expenses remain the same
                       o Your investment has a 5% return each year
                       o You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                            This example helps you
                                                                                            compare the cost of
                                                                                            investing in the fund
                                                                                            with other mutual
                                                                                            funds. Your actual cost
                                                                                            may be higher or lower.

                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 17

 INTERNATIONAL EQUITY FUND

 INVESTMENT              The fund seeks long-term capital growth.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in equity and equity-related
 INVESTMENT              securities of non-U.S. issuers, including issuers in
 STRATEGY                developing countries. Under normal circumstances, the fund invests at least 80% of its assets in these securities and related investments. The fund emphasizes established
                         companies with medium to large market capitalizations
                         ($1 billion or more) and seasoned management teams. Equity and equity-related securities include common stock,
                         securities convertible into common stock, and trust or
                         limited partnership interests as well as securities
                         purchased directly or in the form of sponsored American
                         Depository Receipts, European Depository Receipts or other similar securities representing common stock of non-U.S.
                         issuers. The fund invests in a wide range of countries.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting portfolio securities, the fund's subadviser
 SUBADVISER              employs a disciplined investment process that emphasizes
 SELECTS THE             individual security selection. The subadviser focuses on
 FUND'S                  companies that participate in growth industries and that it
 INVESTMENTS             believes can deliver sustainable, above average growth in
                         earnings per share over a two to three year horizon. Final security selection is a function of detailed industry and
                         company specific analysis and ongoing interviews with the
                         company's senior management. A strict valuation discipline is employed to avoid overpaying for earnings growth. The
                         subadviser closely monitors the investment on an ongoing
                         basis for possible changes in company or industry
                         fundamentals. Turnover is typically low, and the average
                         holding period for a fund investment is currently five
                         years. The subadviser manages the fund's portfolio compared to its benchmark, the MSCI EAFE'r' Growth Index, which is
                         not hedged, and therefore, typically does not hedge
                         portfolio securities or currencies. The subadviser may,
                         however, engage in hedging strategies when it believes it is desirable to do so.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:

                           o Foreign securities markets decline.
                           o The U.S. dollar appreciates against foreign currencies.
                           o One or more foreign governments impose restrictions on
                             currency conversion or trading.
                           o Foreign economies grow at a slower rate than expected or experience a downturn or recession.
                           o The subadviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector or
                             stock proves to be incorrect.

                         Investing in foreign issuers may involve unique risks
                         compared to investing in the securities of U.S. issuers.
                         These risks are more pronounced to the extent the fund
                         invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                           o Unavailability of information about foreign issuers or
                             markets due to less rigorous disclosure and accounting
                             standards or regulatory practices.
                           o Smaller, less liquid and more volatile markets than U.S.
                             markets. In a changing market, the subadviser may not be
                             able to sell the fund's portfolio securities in amounts and at prices the subadviser considers reasonable.
                           o Economic, political and social developments that
                             significantly disrupt financial markets or interfere with
                             the fund's ability to enforce its rights against foreign
                             issuers.

                         The market prices of companies believed to have good
                         prospects for revenue and earnings growth tend to reflect
                         those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

                           International Equity Fund
                    Salomon Brothers Investment Series - 18

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.

 QUARTERLY RETURNS: Highest:
 8.51% in 4th quarter 2001;
 Lowest:  - 19.79% in 3rd quarter 2001.

        [CHART]

    % Total Return

-23.14    -21.67

   00        01

Calendar year ended December 31
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.

-----------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                              Since*
                                                                1 Year      Inception

 Class A

    Return Before Taxes                                          -26.20%     -14.58%

    Return After Taxes on Distributions                          -26.20%     -14.58%

    Return After Taxes on Distributions and Sale of Fund         -15.96%     -11.44%
    Shares

-----------------------------------------------------------------------------------------
 Other Classes

 Class B                                                         -26.28%     -14.19%

 Class 2                                                         -23.89%     -13.38%

 Class O                                                         -23.18%     -12.94%

-----------------------------------------------------------------------------------------

 MSCI Europe, Australasia and Far East Index                     -21.44%     -10.80%

 MSCI Europe, Australasia and Far East Growth Index**            -24.41%     -15.18%

  * The inception date is October 25, 1999.

 ** The manager intends to use the MSCI Europe, Australasia and Far East Growth Index
    rather than the MSCI Europe, Australasia and Far East Index as the fund's benchmark because of the MSCI EAFE Growth Index's focus on growth companies.
                                                                                          COMPARATIVE
                                                                                          PERFORMANCE
                                                                                          This table compares the
                                                                                          before- and after-tax
                                                                                          average annual total
                                                                                          return of the fund's
                                                                                          Class A shares for the
                                                                                          periods shown with that
                                                                                          of the MSCI Europe,
                                                                                          Australasia and Far
                                                                                          East Index ('MSCI EAFE
                                                                                          Index'), and the MSCI
                                                                                          Europe, Australasia and
                                                                                          Far East Growth Index
                                                                                          ('MSCI EAFE Growth
                                                                                          Index'), unmanaged
                                                                                          indices of common
                                                                                          stocks of companies
                                                                                          located in Europe,
                                                                                          Australasia and the Far
                                                                                          East. After-tax returns
                                                                                          for all other classes
                                                                                          will vary. After-tax
                                                                                          returns are calculated
                                                                                          using the highest
                                                                                          historical individual
                                                                                          federal marginal income
                                                                                          tax rates and do not
                                                                                          reflect the impact of
                                                                                          state and local taxes.
                                                                                          Actual after-tax
                                                                                          returns depend upon an
                                                                                          individual investor's
                                                                                          tax situation and may
                                                                                          differ from those
                                                                                          shown. After-tax
                                                                                          returns shown are not
                                                                                          relevant to investors
                                                                                          who hold their fund
                                                                                          shares through tax-
                                                                                          deferred arrangements
                                                                                          such as 401(k) plans or
                                                                                          individual retirement
                                                                                          accounts. This table
                                                                                          also compares the
                                                                                          before-tax average
                                                                                          annual total returns of
                                                                                          the other fund classes
                                                                                          with these indices. The
                                                                                          fund's past performance,
                                                                                          before and after taxes,
                                                                                          is not necessarily an
                                                                                          indication of how the
                                                                                          fund will perform in
                                                                                          the future.

                           International Equity Fund
                    Salomon Brothers Investment Series - 19

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O

   Maximum sales charge on purchases                5.75%*     None     1.00%       None

   Maximum deferred sales charge on redemptions      None     5.00%     1.00%       None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                  0.90%     0.90%     0.90%      0.90%

   Distribution and service (12b-1) fee             0.25%     1.00%     1.00%       None

   Other expenses                                   0.75%     1.22%     1.08%      0.74%

   Total annual fund operating expenses             1.90%     3.12%     2.98%      1.64%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because some of the
                                                                                              fund's expenses were
                                                                                              waived or reimbursed,
                                                                                              actual total operating
                                                                                              expenses for the prior
                                                                                              year were:
                                                                                              Class  A: 1.75%
                                                                                              Class  B: 2.50%
                                                                                              Class  2: 2.50%
                                                                                              Class O: 1.50%
                                                                                              These waivers and/or
                                                                                              reimbursements may be
                                                                                              reduced or terminated
                                                                                              at any time.
---------------------------------------------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                              $757    $1,138    $1,542      $2,669
 -----------------------------------------------------------------------------------------
 Class B (redemption at end of period)                 815     1,263     1,835       3,023

 Class B (no redemption)                               315       963     1,635       3,023
 -----------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                 498     1,012     1,651       3,366

 Class 2 (no redemption)                               398     1,012     1,651       3,366
 -----------------------------------------------------------------------------------------
 Class O                                               167       517       892       1,944

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.

                           International Equity Fund
                    Salomon Brothers Investment Series - 20

--------------------------------------------------------------------------------
 INVESTORS VALUE FUND

 INVESTMENT              The primary investment objective of the fund is to seek
 OBJECTIVE               long-term growth of capital. Current income is a secondary objective.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in common stocks of established
 STRATEGY                U.S. companies. The fund may also invest in other equity
                         securities. To a lesser degree, the fund may invest in debt securities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager focuses on established
 FUND'S                  large capitalization companies (over $5 billion in market
 INVESTMENTS             capitalization), seeking to identify those companies with
                         favorable valuations and attractive growth potential. The
                         manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

                         In selecting individual companies for investment, the manager looks for:

                         o Share prices that appear to be temporarily oversold or do not reflect positive company developments.
                         o Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis.
                         o Special situations including corporate events, changes in management, regulatory changes or turnaround situations.
                         o Company specific items such as competitive market position, competitive products and services, experienced management
                           team and stable financial condition.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                o U.S. stock markets decline.
                         o An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
                         o Large capitalization stocks fall out of favor with
                           investors.
                         o The manager's judgment about the attractiveness, growth
                           prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                              Investors Value Fund
                    Salomon Brothers Investment Series - 21

 PERFORMANCE
 The bar chart indicates the risks of                [CHART]
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 17.44% in 4th quarter 1998;
 Lowest:  - 12.76% in 3rd quarter
 2001.

                         % Total Return
7.42  15.19  -1.26  35.39  30.56  26.47  15.44  11.73  15.24  -4.17
 92    93     94     95     96     97     98     99     00     01
                 Calendar years ended December 31
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B,
                                                                                   2 and Y shares would
                                                                                   have different
                                                                                   performance because of
                                                                                   their different expense
                                                                                   sales charges.


----------------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

--------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                                         Since*
                                                      1 year      5 years   10 years    Inception

--------------------------------------------------------------------------------------------------
 Class O

  Return Before Taxes                                   - 4.17%   12.49%     14.55%       n/a

  Return After Taxes on Distributions                   - 4.94%    9.31%     10.66%       n/a

  Return After Taxes on Distributions and Sale of       - 2.13%    9.47%     10.57%       n/a
  Fund Shares

--------------------------------------------------------------------------------------------------
 Other Classes

 Class A                                                - 9.94%   10.90%        n/a        16.78%

 Class B                                                - 9.91%   11.08%        n/a        16.87%

 Class 2'D'                                             - 7.02%   11.16%        n/a        16.74%

 Class Y                                                    n/a      n/a        n/a            **

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 S&P 500 Index                                         - 11.88%   10.70%     12.93%         n/a

 'D' formerly Class C
 * The inception date for Class O shares is December 31, 1988. The inception date for Class A, B and 2 shares is January 3, 1995; the inception date for Class Y shares is July 16, 2001.
** Class Y shares were not outstanding for the full calendar year.
                                                                                                     COMPARATIVE
                                                                                                     PERFORMANCE
                                                                                                     This table compares the
                                                                                                     before- and after-tax
                                                                                                     average annual total
                                                                                                     return of the fund's
                                                                                                     Class O shares for the
                                                                                                     periods shown with that
                                                                                                     of the S&P 500 Stock
                                                                                                     Index ('S&P 500
                                                                                                     Index'), a broad-based
                                                                                                     unmanaged index of
                                                                                                     widely held common
                                                                                                     stocks. After-tax
                                                                                                     returns for all other
                                                                                                     classes will vary.
                                                                                                     After-tax returns are
                                                                                                     calculated using the
                                                                                                     highest historical
                                                                                                     individual federal
                                                                                                     marginal income tax
                                                                                                     rates and do not
                                                                                                     reflect the impact of
                                                                                                     state and local taxes.
                                                                                                     Actual after-tax
                                                                                                     returns depend upon an
                                                                                                     individual investor's
                                                                                                     tax situation and may
                                                                                                     differ from those
                                                                                                     shown. After-tax
                                                                                                     returns shown are not
                                                                                                     relevant to investors
                                                                                                     who hold their fund
                                                                                                     shares through tax-
                                                                                                     deferred arrangements
                                                                                                     such as 401(k) plans or
                                                                                                     individual retirement
                                                                                                     accounts. This table
                                                                                                     also compares the
                                                                                                     before-tax average
                                                                                                     annual total returns of
                                                                                                     the other fund classes
                                                                                                     with the S&P 500 Index.
                                                                                                     The fund's past
                                                                                                     performance, before and
                                                                                                     after taxes, is not
                                                                                                     necessarily an
                                                                                                     indication of how the
                                                                                                     fund will perform in
                                                                                                     the future.

                              Investors Value Fund
                    Salomon Brothers Investment Series - 22

 FEE TABLE

--------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)
                                                  CLASS A   CLASS B   CLASS 2   CLASS O    CLASS Y

 Maximum sales charge on purchases                 5.75%*     None     1.00%      None      None

 Maximum deferred sales charge on redemptions       None     5.00%     1.00%      None      None

--------------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                 0.66%     0.66%     0.66%     0.66%     0.66%

   Distribution and service (12b-1) fee            0.25%     1.00%     1.00%      None      None

   Other expenses                                  0.12%     0.24%     0.20%     0.08%     0.07%

--------------------------------------------------------------------------------------------------------
   Total annual fund operating expenses            1.03%     1.90%     1.86%     0.74%     0.73%

  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
   Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
   but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                    FEES AND EXPENSES
                                                                                                    This table sets forth
                                                                                                    the fees and expenses
                                                                                                    you will pay if you
                                                                                                    invest in shares of the
                                                                                                    fund.

---------------------------------------------------------------------------------------------------------------------------

 EXAMPLE

-------------------------------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be

 Class A                                            $674      $884     $1,111      $1,762

-------------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               693       897      1,226       1,893

 Class B (no redemption)                             193       597      1,026       1,893

-------------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               387       679      1,096       2,258

 Class 2 (no redemption)                             287       679      1,096       2,258

-------------------------------------------------------------------------------------------------
 Class O                                              76       237        411         918

-------------------------------------------------------------------------------------------------
 Class Y                                              75       233        406         906
 The example assumes:  o You invest $10,000 for the period shown
                       o You reinvest all distributions and dividends without a sales charge
                       o The fund's operating expenses remain the same
                       o Your investment has a 5% return each year
                       o You redeem your shares at the end of the period (unless otherwise indicated)

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                              Investors Value Fund
                    Salomon Brothers Investment Series - 23

--------------------------------------------------------------------------------
 LARGE CAP GROWTH FUND

 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in equity securities of U.S.
 INVESTMENT              large cap issuers. Under normal circumstances, the fund
 STRATEGY                invests at least 80% of its assets in these securities and related investments. The fund considers large cap issuers to be issuers that, at the time of purchase, have market
                         capitalizations within the top 1,000 stocks of publicly
                         traded companies listed in the United States equity market.

                         The fund's equity securities consist primarily of common
                         stocks. The fund may also invest in preferred stocks,
                         warrants and securities convertible into common stocks. The fund may invest up to 15% of its assets in securities of
                         foreign issuers.
-------------------------------------------------------------------------------------
 HOW THE                 The subadviser seeks to create a diversified portfolio of
 SUBADVISER              well established large capitalization companies with a
 SELECTS THE             proven track record of consistent, above average earnings
 FUND'S                  and revenue growth, solid prospects for continued superior
 INVESTMENTS             growth, and an effective management team committed to these goals.

                         The subadviser incorporates quantitative analysis, multi-factor screens and models, as well as fundamental stock research to identify high quality, large companies that exhibit the potential for sustainable growth. In selecting individual companies for investment, the subadviser screens companies on the following factors:

                         o Earnings per share growth.
                         o Earnings per share growth consistency.
                         o Sales growth.
                         o Return on shareholder equity.
                         o Strength of balance sheet.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND
                         o Stock prices decline.
                         o An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
                         o Large capitalization stocks fall out of favor with
                           investors.
                         o The manager's judgment about the attractiveness, growth
                           prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                         The market prices of companies believed to have good
                         prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 24

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 11.08% in 4th quarter 2001;
 Lowest:  - 15.90% in 1st quarter
 2001.


                   % Total Return
             -15.99               -12.77
               00                    01
           Calendar year ended December 31
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


-----------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

---------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                              Since*
                                                                1 Year       Inception

---------------------------------------------------------------------------------------
 Class A
   Return Before Taxes                                           - 17.30%     - 10.94%

   Return After Taxes on Distributions                           - 17.30%     - 10.97%

   Return After Taxes on Distributions and
   Sale of Fund Shares                                           - 10.54%      - 8.64%

---------------------------------------------------------------------------------------
 Other Classes

 Class B                                                         - 17.27%     - 10.41%

 Class 2                                                         - 14.60%      - 9.52%

 Class O                                                         - 13.09%      - 8.75%

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
 S&P 500 Index                                                   - 11.88%      - 4.13%
 * The inception date for Class A, B and 2 shares is October 25, 1999; the inception date for Class O shares is October 26, 1999.
                                                                                          COMPARATIVE
                                                                                          PERFORMANCE
                                                                                          This table compares the
                                                                                          before- and after-tax
                                                                                          average annual total
                                                                                          return of the fund's
                                                                                          Class A shares for the
                                                                                          periods shown with that
                                                                                          of the S&P 500 Stock
                                                                                          Index ('S&P 500
                                                                                          Index'), a broad-based
                                                                                          unmanaged index of
                                                                                          widely held common
                                                                                          stocks. After-tax
                                                                                          returns for all other
                                                                                          classes will vary.
                                                                                          After-tax returns are
                                                                                          calculated using the
                                                                                          highest historical
                                                                                          individual federal
                                                                                          marginal income tax
                                                                                          rates and do not
                                                                                          reflect the impact of
                                                                                          state and local taxes.
                                                                                          Actual after-tax
                                                                                          returns depend upon an
                                                                                          individual investor's
                                                                                          tax situation and may
                                                                                          differ from those
                                                                                          shown. After-tax
                                                                                          returns shown are not
                                                                                          relevant to investors
                                                                                          who hold their fund
                                                                                          shares through tax-
                                                                                          deferred arrangements
                                                                                          such as 401(k) plans or
                                                                                          individual retirement
                                                                                          accounts. This table
                                                                                          also compares the
                                                                                          before-tax average
                                                                                          annual total returns of
                                                                                          the other fund classes
                                                                                          with the S&P 500 Index.
                                                                                          The fund's past
                                                                                          performance, before and
                                                                                          after taxes, is not
                                                                                          necessarily an
                                                                                          indication of how the
                                                                                          fund will perform in
                                                                                          the future.


                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 25

FEE TABLE

-----------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS 2   CLASS O

 Maximum sales charge on purchases                       5.75%*     None     1.00%       None
 Maximum deferred sales charge on redemptions             None     5.00%     1.00%       None

-----------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                       0.75%     0.75%     0.75%      0.75%

   Distribution and service (12b-1) fee                  0.25%     1.00%     1.00%       None
   Other expenses                                        1.22%     1.17%     1.20%      1.01%

-----------------------------------------------------------------------------------------------
   Total annual fund operating expenses                  2.22%     2.92%     2.95%      1.76%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
  Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
  but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                   FEES AND EXPENSES
                                                                                                   This table sets forth
                                                                                                   the fees and expenses
                                                                                                   you will pay if you
                                                                                                   invest in shares of the
                                                                                                   fund. Because some of the
                                                                                                   fund's expenses were
                                                                                                   waived or reimbursed,
                                                                                                   actual total operating
                                                                                                   expenses for the prior
                                                                                                   year were:
                                                                                                   Class A: 1.45%
                                                                                                   Class B: 2.19%
                                                                                                   Class 2: 2.19%
                                                                                                   Class O: 1.19%
                                                                                                   These waivers and/or
                                                                                                   reimbursements may be
                                                                                                   reduced or terminated
                                                                                                   at any time.

--------------------------------------------------------------------------------------------------------------------------

EXAMPLE

------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                            $787     $1,229    $1,696      $2,982

------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               795      1,204     1,738       3,007

 Class B (no redemption)                             295        904     1,538       3,007

------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               495      1,003     1,637       3,338

 Class 2 (no redemption)                             395      1,003     1,637       3,338

------------------------------------------------------------------------------------------
 Class O                                             179        554       954       2,073

 The example assumes: o You invest $10,000 for the period shown
                      o You reinvest all distributions and dividends without a sales charge
                      o The fund's operating expenses remain the same
                      o Your investment has a 5% return each year
                      o You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 26

--------------------------------------------------------------------------------
 NEW YORK MUNICIPAL MONEY MARKET FUND

 INVESTMENT              The fund seeks as high a level of current income exempt from
 OBJECTIVE               regular federal income tax and New York State and New York
                         City personal income taxes as is consistent with liquidity and the stability of principal.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in high-quality, short-term 'New
 INVESTMENT              York municipal securities,' which are debt obligations
 STRATEGY                issued by the State of New York and its political
                         subdivisions, agencies and public authorities (or certain
                         other governmental issuers such as Puerto Rico, the Virgin
                         Islands, and Guam). Under normal circumstances, the fund
                         invests at least 80% of its assets in these obligations. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal
                         income taxes, but may be subject to the federal alternative minimum tax. The interest rate on these obligations normally is lower than it would be if the obligations were subject to taxation. Subject to its 80% policy, the fund may invest up to 20% of its assets in securities that pay interest which is not exempt from New York State or New York City personal income tax or federal income tax.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in securities rated in the two highest short-term rating categories, or if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having
                         remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------------

 HOW THE
 MANAGER
 SELECTS THE
 FUND'S
 INVESTMENTS
                         The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

                         o Uses fundamental credit analysis to estimate the relative value and attractiveness of various opportunities in the New
                           York municipal bond market.
                         o Identifies eligible issuers with the most desirable credit quality.
                         o Trades between general obligations and revenue bonds and among various revenue bond sectors such as housing, hospital and industrial development, based on their apparent
                           relative values.
                         o Considers a security's maturity in light of the outlook for the issuer and its sector and interest rates.

                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 27

 PRINCIPAL               Although the fund seeks to preserve the value of an
 RISKS OF                investment at $1.00 per share, it is possible to lose money
 INVESTING IN            by investing in the fund or the fund may not perform as well
 THE FUND                as other similar money market funds if any of the following occurs:

 There is no assurance   o Interest rates rise sharply.
 that the fund will be   o An issuer or guarantor of the fund's securities defaults or
 able to maintain a        has its credit rating downgraded.
 stable net asset value  o New federal or state legislation adversely affects the
 of $1.00 per share.       tax-exempt status of securities held by the fund or the
 The fund invests a        financial ability of the municipalities to repay these
 high percentage of its    obligations.
 assets in municipal     o The manager's judgment about the relative value, credit
 obligations of issuers    quality or income potential of a particular security or the
 located in New York.      direction or timing of interest rate changes proves to be
 In addition, the fund     incorrect.
 is not diversified,
 which means that it     Issuers of New York municipal obligations are dependent upon
 can invest a            tax revenues from individuals and businesses and may be
 relatively high         adversely affected by a downturn in New York's economy. New
 percentage of its       York's economy tends to be concentrated in the financial
 assets in the           services industries, and therefore the fund may be more
 obligations of a        exposed to events affecting these industries than funds with
 limited number of       more geographically diverse investments. You should be aware
 issuers. As a result,   that New York has experienced difficulties in recent years,
 the fund may be         and its economy has been hurt by downturns in the financial
 adversely affected by   services industries and by the September 11, 2001 terrorist
 a particular single     attacks on New York City. It is likely that the revenue base
 economic, business,     of New York City and New York State will experience some
 regulatory or           decline, and spending pressure related to the attacks will political event and in  be substantial. At this time, it is not possible to predict
 particular, events      what impact, if any, these events will have on the ability
 that adversely affect   of New York municipal issuers to make prompt payments of
 issuers in New York.    principal and interest on New York municipal obligations.
 You should consider     The credit quality of certain New York municipal obligations
 the greater risk        may be downgraded as a result of these events. This could
 inherent in these       cause the fund to lose money. If the fund has difficulty
 policies when compared  finding high quality New York municipal obligations to
 with a more             purchase, the amount of the fund's income that is subject to
 diversified mutual      New York taxes could increase.
 fund.
                         It is possible that some of the fund's distributions may be subject to New York State and City taxation and federal
                         income or alternative minimum taxation.

                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 28

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 1.00% in 4th quarter 2000;
 Lowest: 0.43% in 4th quarter 2001.

                      % Total Return

3.12   2.34  2.68  3.73  3.30  3.45  3.20  2.93  3.79  2.50
 92     93    94    95    96    97    98    99    00    01
              Calendar years ended December 31
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B
                                                                                   and 2 shares may have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses.

-------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

-----------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)

 Class           Inception Date     1 Year         5 Years     10 Years   Since Inception

-----------------------------------------------------------------------------------------
 Class A            11/1/96          2.50%          3.17%        n/a           3.18%
 Class B*           11/1/96           n/a            n/a         n/a            n/a

 Class 2'D'**       11/1/96           n/a            n/a         n/a            n/a
 Class O            10/2/90          2.50%          3.17%       3.10%           n/a
-----------------------------------------------------------------------------------------
 The fund's 7-day effective yield as of December 31, 2001 was 1.69%.
 'D' formerly Class C
 *  As of November 2, 2001, Class B shares were fully redeemed.
 ** Performance begins on November 21, 2001 (for explanation see footnote* to financial highlights on page 75).
                                                                                            COMPARATIVE PERFORMANCE
                                                                                            The table indicates the
                                                                                            average annual total
                                                                                            return of each class
                                                                                            for the periods shown.
-------------------------------------------------------------------------------------------------------------------

 FEE TABLE

-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2     CLASS O
 Maximum sales charge on purchases                   None      None      None        None
 Maximum deferred sales charge on redemptions        None      None      None        None

-------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

 Management fees                                    0.20%     0.20%     0.20%       0.20%

 Distribution and service (12b-1) fee                None      None      None        None
-------------------------------------------------------------------------------------------
 Other expenses                                     0.14%    0.14%*     0.14%       0.14%

-------------------------------------------------------------------------------------------
 Total annual fund operating expenses               0.34%    0.34%*     0.34%       0.34%
 * For Class B shares, other expenses and total fund operating expenses are based on expenses incurred by Class A shares because Class B shares were fully redeemed as of
   November 2, 2001.

                                                                                             FEES AND EXPENSES
                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund.
--------------------------------------------------------------------------------------------------------------------

 EXAMPLE

-------------------------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                              $35      $109      $191        $431

-------------------------------------------------------------------------------------------
 Class B                                               35       109       191         431

-------------------------------------------------------------------------------------------
 Class 2                                               35       109       191         431

-------------------------------------------------------------------------------------------
 Class O                                               35       109       191         431
 The example assumes: o You invest $10,000 for the period shown
                      o You reinvest all distributions and dividends without a sales charge
                      o The fund's operating expenses remain the same
                      o Your investment has a 5% return each year
                      o You redeem your shares at the end of the period
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.

                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 29

---------------------------------------------------------------
    Salomon Brothers Investment Series

ACCOUNT APPLICATION  Please Note: A separate application must be used to open an
                                                                    IRA account.
--------------------------------------------------------------------------------

 1. TYPE OF ACCOUNT (Please print)  (Account will not be opened without Taxpayer
                                                I.D. No. or Social Security No.)

[ ] INDIVIDUAL           [ ] JOINT     Social Security No. or Taxpayer I.D. No.

Name _________________________________       __________________________________
Joint Registrant (if any)(1),(2)       Social Security No. or Taxpayer I.D. No.

Name _________________________________       __________________________________

(1) Use only the Social Security Number or Taxpayer Indentification Number of the first listed joint tenant.

(2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------

[ ] UNIFORM GIFT TO MINORS OR   [ ] UNIFORM TRANSFER TO MINORS (where allowed by
                                                                            law)
Name of Adult Custodian (only one permitted)
Name ______________________________________________
Minor's Date of Birth _____________________________
Name of Minor (only one permitted)                   Minor's Social Security No.
Name ___________________________________________     __________________________
                (Account will not be opened without minor's Social Security No.)

under the _______________________________ Uniform Gifts/Transfer to Minors Act.
            State of Residence of Minor
--------------------------------------------------------------------------------

[ ] CORPORATION                      [ ] PARTNERSHIP               [ ]   Social Security No. or Taxpayer I.D. No.

[ ] TRUST*                           [ ] OTHER                           ________________________________________

   (Account will not be opened without Taxpayer I.D. No. or Social Security No.)
                                  ______________________________________________
Name of Corporation, Partnership, or Other
_______________________________________________________________________________
Name(s) of Trustee(s) _________________________________________________________

*If a Trust, include date of trust instrument and list trustees if they are to be named in the registration.
                                        Date of the Trust Agreement ____________
--------------------------------------------------------------------------------

 2. MAILING ADDRESS

Street or P.O. Box _____________________________________________________________
                   _____________________________________________________________
City ______________________     State ____                 Zip __________
Business Telephone ___________________   Home Telephone ________________________
--------------------------------------------------------------------------------

 3. INVESTMENT INFORMATION

METHOD OF INVESTMENT
 [ ] I have enclosed a check for the minimum of $250 per Fund ($50 for UGMA account).
 [ ] I have enclosed a check for the minimum of $25 per Fund and completed the Automatic Investment Plan information in Section 10.

[ ] I purchased ___ shares of ____ through my broker on ___/___/___.
    Confirm #____

PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:

 CLASS A    CLASS B    CLASS 2   SALOMON BROTHERS INVESTMENT SERIES              INVESTMENT
-----------------------------------------------------------------------------------------------
                                 Asia Growth Fund                            $
---------  ---------  ---------                                               -----------------
                                 International Equity Fund                   $
---------  ---------  ---------                                               -----------------
                                 Small Cap Growth Fund                       $
---------  ---------  ---------                                               -----------------
                                 Capital Fund                                $
---------  ---------  ---------                                               -----------------
                                 Large Cap Growth Fund                       $
---------  ---------  ---------                                               -----------------
                                 Investors Value Fund                        $
---------  ---------  ---------                                               -----------------
                                 Balanced Fund                               $
---------  ---------  ---------                                               -----------------
                                 High Yield Bond Fund                        $
---------  ---------  ---------                                               -----------------
                                 Strategic Bond Fund                         $
---------  ---------  ---------                                               -----------------
                                 U.S. Government Income Fund                 $
---------  ---------  ---------                                               -----------------
                                 New York Municipal Money Market Fund        $
---------  ---------  ---------                                               -----------------
                                 Cash Management Fund                        $
---------  ---------  ---------                                               -----------------
                                                    TOTAL INVESTMENT AMOUNT  $
                                                                              -----------------

-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 4. REDUCED SALES CHARGE (Available for CLASS A Shares Only)

METHOD OF INVESTMENT

Are you a shareholder in another Salomon Brothers Investment Series
Fund?   [ ] Yes   [ ] No

[ ] I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Investment Series Fund accounts (excluding Class B and Class 2 Shares).

Fund                                       Account No. or Social Security No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LETTER OF INTENT

[ ] I agree to the Letter of Intent provisions contained in the Fund's current Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:

[ ] $50,000     [ ] $100,000    [ ] $250,000    [ ] $500,000    [ ] $1,000,000
--------------------------------------------------------------------------------

 5. DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

DIVIDENDS                                                CAPITAL GAINS
[ ] I wish to reinvest dividends in the same Fund.       [ ] I wish to reinvest capital gains in the same
                                                             Fund.
[ ] I wish to have dividends paid in cash.               [ ] I wish to have capital gains paid in cash.

The AUTOMATIC DIVIDEND DIVERSIFICATION PROGRAM allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[ ] Please reinvest dividends and capital gains from the ___ Fund to the
    ___ Fund.

OPTIONAL FEATURES
--------------------------------------------------------------------------------

 6. AUTOMATIC WITHDRAWAL PLAN

I would like to establish an Automatic Withdrawal in the amount of $_____ to be executed on the __ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[ ] Monthly        [ ] Quarterly       [ ] Startup Month/Year:________________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

For the Investors Value Fund and the Capital Fund, shareholders are required to have a minimum value of $7,500 in a single account. A shareholder can arrange for automatic distributions to be made monthly or quarterly for amounts not less than $25 from each Fund.

Please mail checks to:                                  Wire transfers to:
[ ] Address of Record (named in Section 2)              [ ] Bank of Record (named in Section 10)

Name __________________________________________________________________________
Address _______________________________________________________________________
City ___________________________________  State____   Zip__________

--------------------------------------------------------------------------------

 7. TELEPHONE REDEMPTION PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[ ] I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------
  8. SYSTEMATIC EXCHANGE PLAN
 I would like to exchange shares in my ______________ Fund account, for which no certificates have been issued, to:

$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of_______

--------------------------------------------------------------------------------

 9. TELEPHONE EXCHANGE PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Funds' current prospectus.

[ ] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------

 10. AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan, which is available to shareholders of the Salomon Brothers Investment Series Funds, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Funds' transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of a specified Salomon Brothers Investment Series Fund.

Please withdraw $______________ from my checking account (named in Section 11) on the _______ day of the month for investment:

[ ] Monthly              [ ] Every alternate month        [ ] Other

[ ] Quarterly            [ ] Semianually

No more than one investment will be processed per month.

$ ____________ into the ________________________________________________ Fund
   $25 Minimum

$ ____________ into the ________________________________________________ Fund
   $25 Minimum

$ ____________ into the ________________________________________________ Fund
   $25 Minimum

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

    JOHN DOE                                                            000
    123 Main Street
    Anywhere, USA 12345                                   ______________

     __________________________________________________$

     _______________________________________________________________________

     _________________________________                 ________________________


--------------------------------------------------------------------------------

 11. BANK OF RECORD

Please attach a voided check in the space provided in Section 10.


Bank Name             _________________________________________________________
Address               _________________________________________________________
City                  ________________________________ State____ Zip __________
Bank ABA No.          _________________________________________________________
Bank Account No.      _________________________________________________________
Account Name          _________________________________________________________

SIGNATURE AND DEALER INFORMATION
--------------------------------------------------------------------------------

 12. SIGNATURE AND TAXPAYER CERTIFICATION

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Investment Series Fund(s) in which I (we) am (are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I (WE) MAY BEAR THE RISK OF LOSS IN THE EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I
(we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE FOLLOWING CERTIFICATION:

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) I AM EXEMPT FROM BACKUP WITHHOLDING; OR (b) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR; (c) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

(3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).
---------------------------------------------------------

CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN. FOR REAL ESTATE TRANSACTIONS, ITEM (2) DOES NOT APPLY. FOR MORTGAGE INTEREST PAID, THE ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CONTRIBUTIONS TO AN INDIVIDUAL RETIREMENT ACCOUNT (IRA), AND GENERALLY PAYMENTS OTHER THAN INTEREST AND DIVIDENDS, YOU ARE NOT REQUIRED TO SIGN THE CERTIFICATION, BUT YOU MUST PROVIDE YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER.

[ ] Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)

[ ] Nonresident alien [form W-8 attached]  Country of Citizenship _____________

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Authorized signature _____________________ Title ________________ Date _________

Authorized signature _____________________ Title ________________ Date _________
--------------------------------------------------------------------------------

 13. FOR DEALER USE ONLY (Please print)
We hereby authorize Salomon Smith Barney Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Salomon Smith Barney Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.
Dealer's Name _________________________________________________________________
Main Office Address ___________________________________________________________
Dealer Number ______________  Branch # _________    Rep # _____________________
Representative's Name _________________________________________________________
Branch Address _____________________________________Telephone No. _____________
Authorized Signature of Dealer ________________________  Title ________________

If desired, I elect to have third party statements sent to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

--------------------------------------------------------------------------------
CUSTOMER SERVICE

For customer service, including account information, transfers and Fund prices, you may call
                                 1-800-446-1013
             between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.
--------------------------------------------------------------------------------
MAILING INSTRUCTIONS

Mail your completed account application and    OR     (for overnight and express mail delivery)
check made payable to Salomon Brothers
Funds to:
SALOMON BROTHERS INVESTMENT SERIES                    SALOMON BROTHERS INVESTMENT SERIES
C/O PFPC                                              C/O PFPC
P.O. BOX 9764                                         4400 COMPUTER DRIVE
PROVIDENCE, RI 02940-9764                             WESTBOROUGH, MA 01581-5120

                                                                   SBPROAPP 5/00

                                           SIGNATURE CARD
                                          SALOMON BROTHERS
                                        CASH MANAGEMENT FUND
                                NEW YORK MUNICIPAL MONEY MARKET FUND
                               Boston Safe Deposit and Trust Company

ACCOUNT NUMBER
-------------------------------------------------------------------------------
ACCOUNT NAME(S) AS REGISTERED
-------------------------------------------------------------------------------
AUTHORIZED SIGNATURE(S) -- Individuals must sign as their names appear in account registration
1 ______________________________________________________________________________
2 ______________________________________________________________________________
3 ______________________________________________________________________________
4 ______________________________________________________________________________
[ ] Check if all signatures are required
[ ] Check if only one signature is required            Date ___________________
[ ] Check if combination of signatures is required and specify number and/or individual(s)
                      SUBJECT TO CONDITION ON REVERSE SIDE

  THE PAYMENT OF FUNDS IS AUTHORIZED BY THE SIGNATURE(S) APPEARING ON REVERSE SIDE.

  By executing this signature card, I (we) hereby authorize Boston Safe Deposit and Trust Company ('Bank') to honor checks drawn by me (us) on my (our) Account in the Investment Company ('Fund') indicated on the reverse side of this form with payment therefore to be made by redeeming sufficient full and fractional shares in that Account without a signature guarantee.

  If this card is signed by more than one person, all checks will require only one of the signatures appearing on the reverse side if the option of 'only one signature is required' has been selected.
  Checks may not be written for amounts less than $500 or such other minimum or maximum as may from time to time be established by the Fund. Shares for which certificates have been issued may not be redeemed by check. No redemption of shares purchased by check will be permitted pursuant to this Check Redemption Service until the check has cleared which may take up to 15 days. The Bank reserves the right to dishonor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.
  Neither the Bank nor the Fund shall incur any liability for honoring my (our) redemption checks, or for effecting redemptions pursuant to the Check Redemption Service or for returning checks which have not been honored. The Bank and the Fund shall be liable only for their own negligence.

  I (we) understand and agree that this Check Redemption Service is in all respects subject to the procedures, rules and regulations of the Bank governing checking accounts, and also to the terms and conditions in the Fund's current Prospectus and Statement of Additional Information, and that the Bank and the Fund reserve the right to change, modify or terminate the Service at any time upon written notification mailed to my (our) address of record.

--------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND

 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in equity securities of small cap
 INVESTMENT              issuers. Under normal circumstances, the fund invests at
 STRATEGY                least 80% of its assets in these securities and related
                         investments. The fund considers companies with market
                         capitalizations at the time of purchase by the fund similar to that of the companies included in the Russell 2000 Growth
                         Index to be small cap companies. The Russell 2000 Growth
                         Index includes companies with market capitalizations below the top 1000 stocks of the equity market. As of March 31,
                         2002, the market capitalization of companies included in the
                         Russell 2000 Growth Index ranged from $3 million to
                         $3.3 billion.
-------------------------------------------------------------------------------------
 HOW THE
 MANAGER
 SELECTS THE
 FUND'S
 INVESTMENTS
                         The manager emphasizes companies which it believes have
                         favorable growth prospects and potential for significant
                         capital appreciation. In selecting individual companies for investment, the manager looks for:

                         o Companies that either occupy a dominant position in an
                           emerging industry or a growing market share in larger,
                           fragmented industries.
                         o Favorable sales and/or earnings growth trends.
                         o High or improving return on capital.
                         o Strong financial condition.
                         o Experienced and effective management.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors can lose money on their investment in the fund, or
 RISKS OF                the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND
 Investing in            o Small capitalization or growth stocks fall out of favor with
 small                     investors.
 capitalization
 companies               o Recession or adverse economic trends adversely affect the
 involves a                earnings or financial condition of small companies.
 substantial risk
 of loss.                o The manager's judgment about the attractiveness, growth
                           prospects or potential appreciation of the fund's
                           investments proves to be incorrect.

                         o There is greater volatility of share price because of the fund's focus on small cap companies.

                         Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:

                         o Have more limited product lines, capital resources and
                           management depth.
                         o Experience sharper swings in market values.
                         o Be harder to sell at the times and prices the manager
                           believes appropriate.
                         o Offer greater potential for gain and loss.

                         The market prices of companies believed to have great
                         prospects for revenue and earnings growth tend to reflect
                         those expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.

                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 30

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 33.45% in 4th quarter 1999;
 Lowest:  - 23.76% in 3rd quarter
 2001.

             % Total Return
  57.52           14.08            -6.61
   99               00               01
     Calendar years ended December 31                                              TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.

---------------------------------------------------------------------------------------------------------------------
PERFORMANCE TABLE

THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
DIVIDENDS.

------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                            Since*
                                                                1 Year     Inception

------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                         - 11.99%     18.90%

   Return After Taxes on Distributions                         - 11.99%     15.20%

   Return After Taxes on Distributions and Sales of Fund        - 7.30%     14.46%
   Shares

------------------------------------------------------------------------------------
 Other Classes

 Class B                                                       - 12.06%     19.40%
 Class 2'D'                                                     - 9.19%     19.68%
 Class O                                                        - 6.42%     21.20%
 Class Y**                                                        n/a         n/a

------------------------------------------------------------------------------------
 Russell 2000 Growth Index                                      - 9.23%     - 1.04%

------------------------------------------------------------------------------------
 Russell 2000 Index                                              2.49%       3.11%

  'D' formerly Class C
  * The inception date is July 1, 1998.
 ** No Class Y shares were outstanding during the calendar year ended December 31, 2001.






                                                                                              COMPARATIVE
                                                                                              PERFORMANCE
                                                                                              This table compares the
                                                                                              before- and after-tax
                                                                                              average annual total
                                                                                              return of the fund's
                                                                                              Class A shares for the
                                                                                              periods shown with that
                                                                                              of the Russell 2000
                                                                                              Growth Index, an index
                                                                                              which measures the
                                                                                              performance of those
                                                                                              Russell 2000 Index
                                                                                              companies with higher
                                                                                              price-to-book ratios
                                                                                              and higher forecasted
                                                                                              growth values, and the
                                                                                              Russell 2000 Index, an
                                                                                              index which includes
                                                                                              companies with market
                                                                                              capitalizations below
                                                                                              the top 1,000 stocks of
                                                                                              the equity market.
                                                                                              After-tax returns for
                                                                                              all other classes will
                                                                                              vary. After-tax returns
                                                                                              are calculated using
                                                                                              the highest historical
                                                                                              individual federal
                                                                                              marginal income tax
                                                                                              rates and do not
                                                                                              reflect the impact of
                                                                                              state and local taxes.
                                                                                              Actual after-tax
                                                                                              returns depend upon an
                                                                                              individual investor's
                                                                                              tax situation and may
                                                                                              differ from those
                                                                                              shown. After-tax
                                                                                              returns shown are not
                                                                                              relevant to investors
                                                                                              who hold their fund
                                                                                              shares through tax-
                                                                                              deferred arrangements
                                                                                              such as 401(k) plans or
                                                                                              individual retirement
                                                                                              accounts. This table
                                                                                              also compares the
                                                                                              before-tax average
                                                                                              annual total returns of
                                                                                              the other fund classes
                                                                                              with the Russell 2000
                                                                                              Growth Index and
                                                                                              Russell 2000 Index. The
                                                                                              fund's past
                                                                                              performance, before and
                                                                                              after taxes, is not
                                                                                              necessarily an
                                                                                              indication of how the
                                                                                              fund will perform in
                                                                                              the future.

                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 31

 FEE TABLE

 ------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS 2   CLASS O   CLASS Y
 Maximum sales charge on purchases                 5.75%*     None     1.00%      None      None
 Maximum deferred sales charge on redemptions      None*     5.00%     1.00%      None      None

 ------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                 0.70%     0.70%     0.70%     0.70%     0.70%

 ------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee            0.25%     1.00%     1.00%      None      None
   Other expenses**                                0.25%     0.34%     0.27%     0.30%     0.30%

 ------------------------------------------------------------------------------------------------
   Total Annual fund operating expenses**          1.20%     2.04%     1.97%     1.00%     1.00%
 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
  Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
  but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**For Class Y shares, other expenses and total annual fund operating expenses are based on expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended December 31, 2001.

                                                                                                     FEES AND EXPENSES
                                                                                                     This table sets forth
                                                                                                     the fees and expenses
                                                                                                     you will pay if you
                                                                                                     invest in shares of the
                                                                                                     fund.

----------------------------------------------------------------------------------------------------------------------------
 EXAMPLE

-----------------------------------------------------------------------------------------

NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS     10 YEARS
 Your costs would be
 Class A                                           $690      $934      $1,197      $1,946

-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)              707       940       1,298       2,056
 Class B (no redemption)                            207       640       1,098       2,056

-----------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)              398       712       1,152       2,372
 Class 2 (no redemption)                            298       712       1,152       2,372

-----------------------------------------------------------------------------------------
 Class O                                            102       318         552       1,225
 Class Y                                            102       318         552       1,225

 The example assumes: o You invest $10,000 for the period shown
                      o You reinvest all distributions and dividends without a sales charge
                      o The fund's operating expenses remain the same
                      o Your investment has a 5% return each year
                      o You redeem your shares at the end of the period (unless otherwise indicated)

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 32

--------------------------------------------------------------------------------
 STRATEGIC BOND FUND

 INVESTMENT              The fund seeks a high level of current income. As a
 OBJECTIVE               secondary objective, the fund seeks capital appreciation.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in a globally diverse portfolio
 INVESTMENT              of fixed income securities. Under normal circumstances, the
 STRATEGY                fund invests at least 80% of its assets in bonds and related investments. The manager has broad discretion to allocate
                         the fund's assets among the following segments of the global market for fixed income securities:

                         o U.S. government obligations          o Mortgage- and asset-backed
                         o Investment and non-investment grade    securities
                           U.S. and foreign corporate debt      o Investment and non-investment grade
                                                                  sovereign debt, including issuers
                                                                  in emerging markets

                         CREDIT QUALITY: The fund invests in fixed income securities across a range of credit qualities and may invest a
                         substantial portion of the fund's assets in obligations
                         rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly
                         referred to as 'junk bonds.'

                         MATURITY: The fund has no specific average portfolio
                         maturity requirement, but generally anticipates maintaining a range of 4.5 to 10 years. The fund may hold individual
                         securities of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 The manager uses a combination of quantitative models which
 MANAGER                 seek to measure the relative risks and opportunities of each
 SELECTS THE             market segment based upon economic, market, political,
 FUND'S                  currency and technical data and its own assessment of
 INVESTMENTS             economic and market conditions to create an optimal
                         risk/return allocation of the fund's assets among various
                         segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund's
                         portfolio.

                         In selecting corporate debt for investment, the manager considers the issuer's:
                         o Financial condition.
                         o Sensitivity to economic conditions and trends.
                         o Operating history.
                         o Experience and track record of management.

                         In selecting foreign government debt for investment, the
                         manager considers the issuer's:
                         o Economic and political conditions within the issuer's
                           country.
                         o Overall and external debt levels and debt service ratios.
                         o Access to capital markets.
                         o Debt service payment history.

                         In selecting U.S. government and agency obligations and mortgage-backed securities for investment, the manager considers the following factors:
                         o Yield curve shifts.
                         o Credit quality.
                         o Changing prepayment patterns.

                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 33

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:
 Investments in          o Interest rates go up, causing the prices of fixed income
 high yield                securities to decline and reducing the value of the fund's
 securities                investments.
 involve a               o The issuer of a security owned by the fund defaults on its
 substantial risk          obligation to pay principal and/or interest or has its
 of loss.                  credit rating downgraded.
                         o During periods of declining interest rates, the issuer of a security exercises its option to prepay principal earlier
                           than scheduled, forcing the fund to reinvest in lower
                           yielding securities. This is known as call or prepayment
                           risk.
                         o During periods of rising interest rates, the average life of certain types of securities is extended because of slower
                           than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as
                           extension risk.
                         o The manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector or
                           security or about interest rate trends proves to be
                           incorrect.

                         To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the
                         fund may have especially volatile prices and may have a
                         disproportionate effect on the fund's share price.

                         High yield securities are considered speculative and, compared to investment grade securities, tend to have:

                         o More volatile prices and increased price sensitivity to
                           changing interest rates and to adverse economic and business developments.
                         o Greater risk of loss due to default or declining credit
                           quality.
                         o Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.
                         o Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

                         Investing in foreign issuers, including emerging market
                         issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests
                         significantly in one country. These risks may include:

                         o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting
                           standards or regulatory practices.
                         o Many non-U.S. markets are smaller, less liquid and more
                           volatile than U.S. markets. In a changing market, the
                           manager may not be able to sell the fund's portfolio
                           securities in amounts and at prices the manager considers
                           reasonable.
                         o Economic, political and social developments may
                           significantly disrupt the financial markets or interfere
                           with the fund's ability to enforce its rights against
                           foreign government issuers.

                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 34

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
 5.65% in 4th quarter 1999;
 Lowest:  - 3.47 in 3rd quarter 1998.

                     % Total Return

14.05       11.23     1.05      4.96      1.77      6.22
 96          97        98        99        00        01

              Calendar years ended December 31
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


---------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,           COMPARATIVE
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND      PERFORMANCE
 DIVIDENDS.

-----------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                                Since*
                                                          1 Year     5 Years   Inception

-----------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                       1.12%    3.97%       7.27%

   Return After Taxes on Distributions                     - 2.42%    0.39%       3.35%

   Return After Taxes on Distributions                       0.64%    1.36%       3.86%
   and Sale of Fund Shares

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 Other Classes

 Class B                                                     0.75%    3.95%       7.23%

 Class 2'D'                                                  3.88%    4.17%       7.20%

 Class O                                                     6.66%    5.29%       8.33%

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 SSB Broad Investment Grade Bond Index                       8.52%    7.43%       7.99%
 'D' formerly Class C
 * The inception date is February 22, 1995.






                                                                                              This table compares the
                                                                                              before- and after-tax
                                                                                              average annual total
                                                                                              return of the fund's
                                                                                              Class A shares for the
                                                                                              periods shown with that
                                                                                              of the Salomon Smith
                                                                                              Barney Broad Investment
                                                                                              Grade Bond Index ('SSB
                                                                                              Big Index'), a
                                                                                              broad-based unmanaged
                                                                                              index of corporate
                                                                                              bonds. After-tax
                                                                                              returns for all other
                                                                                              classes will vary.
                                                                                              After-tax returns are
                                                                                              calculated using the
                                                                                              highest historical
                                                                                              individual federal
                                                                                              marginal income tax
                                                                                              rates and do not
                                                                                              reflect the impact of
                                                                                              state and local taxes.
                                                                                              Actual after-tax
                                                                                              returns depend upon an
                                                                                              individual investor's
                                                                                              tax situation and may
                                                                                              differ from those
                                                                                              shown. After-tax
                                                                                              returns shown are not
                                                                                              relevant to investors
                                                                                              who hold their fund
                                                                                              shares through tax-
                                                                                              deferred arrangements
                                                                                              such as 401(k) plans or
                                                                                              individual retirement
                                                                                              accounts. This table
                                                                                              also compares the
                                                                                              before-tax average
                                                                                              annual total returns of
                                                                                              the other fund classes
                                                                                              with the SSB Big Index.
                                                                                              The fund's past
                                                                                              performance, before and
                                                                                              after taxes, is not
                                                                                              necessarily an
                                                                                              indication of how the
                                                                                              fund will perform in
                                                                                              the future.

                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 35

 FEE TABLE

-----------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O
 *Maximum sales charge on purchases                 4.75%*     None     1.00%        None
  Maximum deferred sales charge on redemptions       None     5.00%     1.00%        None

-----------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
  A % OF NET ASSETS)
   Management fees                                  0.75%     0.75%     0.75%       0.75%

-----------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee             0.25%     1.00%     0.75%        None
   Other expenses                                   0.52%     0.34%     0.33%       0.30%

-----------------------------------------------------------------------------------------
   Total annual fund operating expenses             1.52%     2.09%     1.83%       1.05%
*If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                             FEES AND EXPENSES
                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund. Because some of
                                                                                             the fund's expenses
                                                                                             were waived, actual
                                                                                             total operating
                                                                                             expenses for the prior
                                                                                             year were:
                                                                                             Class A: 1.40%
                                                                                             Class B: 2.06%
                                                                                             Class 2: 1.79%
                                                                                             Class O: 1.04%
                                                                                             This waiver may be
                                                                                             reduced or terminated
                                                                                             at any time.
--------------------------------------------------------------------------------------------------------------------
 EXAMPLE

-----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                             $622      $932    $1,265      $2,201

-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)                712       955     1,324       2,211
 Class B (no redemption)                              212       655     1,124       2,211

-----------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                384       670     1,080       2,226
 Class 2 (no redemption)                              284       670     1,080       2,226

-----------------------------------------------------------------------------------------
 Class O                                              107       334       579       1,283
 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                             may be higher or lower.

                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 36

--------------------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND

 INVESTMENT              The fund seeks to obtain a high level of current income.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    Under normal circumstances, the fund invests substantially
 STRATEGY                all of its assets in debt securities and mortgage-backed
                         securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These investments may include private pools of mortgages the
                         payment of principal and interest of which is guaranteed by the U.S. government, its agencies or instrumentalities.
                         Agency and instrumentality securities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.
                         DURATION: The fund normally maintains an average portfolio effective duration of two to four years. Duration is an
                         approximate measure of the sensitivity of the market value of the fund's portfolio to changes in interest rates.
-------------------------------------------------------------------------------------
 HOW THE                 The manager focuses on identifying undervalued sectors and
 MANAGER                 securities. Specifically, the manager:
 SELECTS THE             o Monitors the spread between U.S. Treasury and government
 FUND'S                    agency or instrumentality issues and purchases agency and
 INVESTMENTS               instrumentality issues which it believes will provide a
                           total return advantage.
                         o Determines sector or maturity weightings based on
                           intermediate and long-term assessments of the economic
                           environment and relative value factors based on interest
                           rate outlook.
                         o Uses research to uncover inefficient sectors of the
                           government and mortgage markets and adjusts portfolio
                           positions to take advantage of new information.
                         o Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to
                           identify individual securities that balance potential
                           return and risk.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund
 RISKS OF                or the fund may not perform as well as other investments if
 INVESTING IN            any of the following occurs:
 THE FUND                o Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's investments.
                         o As interest rates decline, the issuers of mortgage-related securities held by the fund may pay principal earlier than scheduled, forcing the fund to reinvest in lower yielding
                           securities. This is called prepayment or call risk.
                         o As interest rates increase, slower than expected principal payments may extend the average life of fixed income
                           securities, locking in below-market interest rates and
                           reducing the value of these securities. This is called
                           extension risk.
                         o Increased volatility in share price to the extent the fund holds mortgage derivative securities because of their
                           imbedded leverage or unusual interest rate reset terms.
                         o The manager's judgment about the attractiveness, value or income potential of a particular security or about interest rate trends proves incorrect.
                         Payments of principal and interest on mortgage pools issued by government related organizations are not guaranteed by
                         the U.S. government. Although mortgage pools issued by U.S.
                         agencies are guaranteed with respect to payments of
                         principal and interest, such guarantee does not apply to
                         losses resulting from declines in the market value of such securities.

                          U.S. Government Income Fund
                    Salomon Brothers Investment Series - 37

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 6.02% in 3rd quarter 2001;
 Lowest:  - 1.20% in 1st quarter
 1996.

            % Total Return
3.59   7.86   7.63   1.52   7.91   9.12
 96     97     98     99     00     01

    Calendar years ended December 31
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


-------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

----------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2001)
                                                                               Since*
                                                            1 Year   5 Years   Inception

----------------------------------------------------------------------------------------
 Class A

   Return Before Taxes                                      3.98%     5.74%      6.08%

   Return After Taxes on Distributions                      1.43%     3.11%      3.44%

   Return After Taxes on Distributions                      2.41%     3.25%      3.51%
   and Sale of Fund Shares

----------------------------------------------------------------------------------------
 Other Classes

 Class B                                                    3.28%     5.70%      6.05%

 Class 2'D'                                                 6.66%     5.97%      6.02%

 Class O                                                    9.25%     7.10%      7.13%

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 SSB 1-5 Year Treasury Bond Index                           8.39%     6.80%      7.01%
 'D' formerly Class C
 * The inception date is February 22, 1995.







                                                                                            COMPARATIVE
                                                                                            PERFORMANCE
                                                                                            This table compares the
                                                                                            before- and after-tax
                                                                                            average annual total
                                                                                            return of the fund's
                                                                                            Class A shares for the
                                                                                            periods shown with that
                                                                                            of the Salomon Smith
                                                                                            Barney 1-5 Year
                                                                                            Treasury Bond Index
                                                                                            ('SSB Index'), a
                                                                                            broad-based unmanaged
                                                                                            index of U.S. Treasury
                                                                                            securities. After-tax
                                                                                            returns for all other
                                                                                            classes will vary.
                                                                                            After-tax returns are
                                                                                            calculated using the
                                                                                            highest historical
                                                                                            individual federal
                                                                                            marginal income tax
                                                                                            rates and do not
                                                                                            reflect the impact of
                                                                                            state and local taxes.
                                                                                            Actual after-tax
                                                                                            returns depend upon an
                                                                                            individual investor's
                                                                                            tax situation and may
                                                                                            differ from those
                                                                                            shown. After-tax
                                                                                            returns shown are not
                                                                                            relevant to investors
                                                                                            who hold their fund
                                                                                            shares through
                                                                                            tax-deferred
                                                                                            arrangements such as
                                                                                            401(k) plans or
                                                                                            individual retirement
                                                                                            accounts. This table
                                                                                            also compares the
                                                                                            before-tax average
                                                                                            annual total returns of
                                                                                            the other fund classes
                                                                                            with the SSB Index. The
                                                                                            fund's past
                                                                                            performance, before and
                                                                                            after taxes, is not
                                                                                            necessarily an
                                                                                            indication of how the
                                                                                            fund will perform in
                                                                                            the future.

                          U.S. Government Income Fund
                    Salomon Brothers Investment Series - 38

 FEE TABLE

---------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS 2   CLASS O
 *Maximum sales charge on purchases                      4.75%*     None     1.00%      None
 Maximum deferred sales charge on redemptions             None     5.00%     1.00%      None

---------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                       0.60%     0.60%     0.60%     0.60%

---------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee                  0.25%     1.00%     0.75%      None
   Other expenses                                        0.84%     0.71%     0.65%     0.70%

---------------------------------------------------------------------------------------------
   Total annual fund operating expenses                  1.69%     2.31%     2.00%     1.30%
 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                 FEES AND EXPENSES
                                                                                                 This table sets forth
                                                                                                 the fees and expenses
                                                                                                 you will pay if you
                                                                                                 invest in shares of the
                                                                                                 fund. Because some of
                                                                                                 the fund's expenses
                                                                                                 were waived or
                                                                                                 reimbursed, actual
                                                                                                 total operating
                                                                                                 expenses for the prior
                                                                                                 year were:
                                                                                                 Class A: 1.07%
                                                                                                 Class B: 1.86%
                                                                                                 Class 2: 1.55%
                                                                                                 Class O: 0.84%
                                                                                                 These waivers and
                                                                                                 reimbursements may be
                                                                                                 reduced or terminated
                                                                                                 at any time.

------------------------------------------------------------------------------------------------------------------------

 EXAMPLE

-----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $639     $  982    $1,349      $2,378

-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)               734      1,021     1,435       2,423
 Class B (no redemption)                             234        721     1,235       2,423

-----------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               401        721     1,167       2,404
 Class 2 (no redemption)                             301        321     1,167       2,404

-----------------------------------------------------------------------------------------
 Class O                                             132        412       713       1,568
 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.

                          U.S. Government Income Fund
                    Salomon Brothers Investment Series - 39

--------------------------------------------------------------------------------

 MORE ON THE FUNDS' INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 Each fund's investment objective and its principal investment strategies and risks are described under 'Fund Goals, Strategies and Risks.'

 This section provides additional information about the funds' investments and certain portfolio management techniques the funds may use. More information about the funds' investments and portfolio management techniques and the associated risks is included in the statement of additional information (SAI).

 Compliance with any policy or limitation for a fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.

                           ASIA GROWTH FUND

                           The fund may invest in fixed income securities issued by U.S. and foreign governments, their agencies or instrumentalities and supranational entities. The fund may invest up to 10% of its assets in non-convertible debt securities rated below investment grade, or, if unrated, of equivalent quality as determined by the subadviser.

                           BALANCED FUND

                           The fund may invest up to 20% of its assets in securities of foreign issuers.

                           CAPITAL FUND

                           The fund may invest in investment grade fixed income securities and may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest up to 10% of its assets in distressed debt securities. The fund may invest without limit in convertible debt securities. The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The fund may invest up to 20% of its assets in securities of foreign issuers.

                           HIGH YIELD BOND FUND

                           Although the fund invests primarily in high yield securities, the fund may also invest up to 20% of its assets in equity and equity related securities.

                           INTERNATIONAL EQUITY FUND
                           Although the fund invests primarily in securities of issuers organized in at least three countries other than the U.S., the fund may invest up to 15% of its assets in the securities of issuers located in the U.S. The fund emphasizes investments in developed markets, but may also invest up to 15% of its assets in companies located in developing countries. The fund may invest in other securities of non-U.S. issuers which the subadviser believes provide an opportunity for appreciation, such as convertible bonds, preferred stocks and warrants. The fund's long-term convertible investments will carry at least a Baa rating from Moody's Investors Service, Inc. or a BBB rating from Standard & Poor's Ratings Group at the time of purchase or are determined by the subadviser to be of equal quality.

                           INVESTORS VALUE FUND
                           The fund may invest up to 5% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund may also invest up to 20% of its assets in securities of foreign issuers.


                          U.S. Government Income Fund
                    Salomon Brothers Investment Series - 40

                           LARGE CAP GROWTH FUND
                           The fund may invest in equity securities of companies with market capitalizations not within the top 1,000 stocks of the equity market. The fund may invest up to 15% of its assets in foreign equity securities.

                           SMALL CAP GROWTH FUND

                           The fund may invest up to 20% of its assets in equity securities of companies whose market capitalizations exceed the market capitalization of companies included in the Russell 2000 Index. The fund may invest up to 20% of its assets in non-convertible bonds, notes and debt securities when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers.

                           STRATEGIC BOND FUND

                           Although the fund invests primarily in fixed income securities, the fund may invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in foreign currency denominated securities, including securities of issuers located in emerging markets.
--------------------------------------------------------------------------------
 EQUITY INVESTMENTS

 Asia Growth Fund, Balanced Fund, Capital Fund, High Yield Bond Fund, Investors Value Fund, International Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund and Strategic Bond Fund

                           Subject to its particular investment policies, each of these funds may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.
                           Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.
--------------------------------------------------------------------------------
 FIXED INCOME INVESTMENTS

 All funds, but the following funds only to a limited extent: Asia Growth Fund, Capital Fund, Investors Value Fund, Large Cap Growth Fund, International Equity Fund and Small Cap Growth Fund

                           Subject to its particular investment policies, each fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Only certain of the funds may invest in fixed income securities of foreign issuers. See 'Foreign and emerging markets investments' below.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Cash Management Fund,      Each of these funds may invest in mortgage-backed and
High Yield Bond Fund,      asset-backed securities. Mortgage-related securities
Strategic Bond Fund,       may be issued by private companies or by agencies of
Balanced Fund and          the U.S. Government and represent direct or indirect
U.S. Government            participations in, or are collateralized by and
Income Fund                payable from, mortgage loans secured by real
                           property. Asset-

                    Salomon Brothers Investment Series - 41
                           backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                           Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. The fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
--------------------------------------------------------------------------------
 MORTGAGE ROLLS

 Balanced Fund,
 Strategic Bond Fund
 and U.S. Government
 Income Fund

                           Each of these funds may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.
--------------------------------------------------------------------------------
 CREDIT QUALITY
                           If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time a fund purchases a fixed income security. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to OTC derivatives contracts.

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

                            They have received a comparable short-term or other rating.

                            They are unrated securities that the manager believes are of comparable quality to investment grade securities.

                    Salomon Brothers Investment Series - 42

--------------------------------------------------------------------------------
 HIGH YIELD, LOWER QUALITY SECURITIES

 High Yield Bond Fund      Each of these funds may invest in fixed income
 and Strategic Bond        securities that are high yield, lower quality
 Fund. Each of the         securities rated by a rating organization below its
 following funds only      top four long-term rating categories or unrated
 to a limited extent:      securities determined by the manager to be of
 Asia Growth Fund,         equivalent quality. The issuers of lower quality
 Balanced Fund, Capital    bonds may be highly leveraged and have difficulty
 Fund and Investors        servicing their debt, especially during prolonged
 Value Fund                economic recessions or periods of rising interest
                           rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

                           Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:
                            Increased price sensitivity to changing interest rates and to adverse economic and business developments.

                            Greater risk of loss due to default or declining credit quality.

                            Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.

                            Greater susceptibility to negative market sentiments leading to depressed prices and decrease of liquidity.

                           Each of these funds may also invest in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. The Capital Fund may invest up to 10% of its assets, and the other funds to a more limited extent, in distressed debt securities that are subject to bankruptcy proceedings or are already in default. Distressed debt securities are speculative and involve substantial risk. Generally, a fund will invest in distressed debt securities when the manager believes they offer significant potential for higher returns or can be exchanged for other securities (e.g. equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

--------------------------------------------------------------------------------
 MUNICIPAL OBLIGATIONS

 New York Municipal Money Market Fund
                           This fund invests primarily in municipal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The interest on these securities is exempt from regular federal income tax and, in some cases, state and local personal income tax. The two principal classifications of municipal obligations are 'general obligation' securities and 'revenue' securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Private activity bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. The secondary market for municipal obligations may



                    Salomon Brothers Investment Series - 43
                           be less liquid than for most taxable fixed income securities which may limit the fund's ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder the fund's ability to recover interest or principal in the event of a default by the issuer.
--------------------------------------------------------------------------------
 FOREIGN AND EMERGING MARKET INVESTMENTS

 All funds except New York
 Municipal Money Market
 Fund and U.S. Government
 Income Fund
                           Each of these funds may invest in foreign securities, including emerging market issuers, although the foreign investments of Cash Management Fund are limited to U.S. dollar denominated investments issued by foreign branches of U.S. banks and by U.S. and foreign branches of foreign banks.

                           Investing in foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                            Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading. On January 1, 2002, the countries participating in the European Economic and Monetary Union adopted the euro as their sole currency. The consequences of that conversion are currently unclear.

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.
                            Economic, political and social developments may adversely affect non-U.S. securities markets.

--------------------------------------------------------------------------------
 SOVEREIGN GOVERNMENT AND SUPRANATIONAL DEBT

 Asia Growth Fund, Balanced
 Fund, Capital Fund, High
 Yield Bond Fund,
 International Equity
 Fund, Investors Value
 Fund, and Strategic Bond
 Fund
                           Each of these funds may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.



                    Salomon Brothers Investment Series - 44

                            Participations in loans between emerging market governments and financial institutions.

                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

                           Sovereign government and supernational debt involve the risk of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
--------------------------------------------------------------------------------
 DERIVATIVES AND HEDGING TECHNIQUES

 All funds except Cash
 Management Fund and
 New York Municipal
 Money Market Fund

                           Each of these funds may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. These funds do not use derivatives as a primary investment technique and generally limit their use to hedging against the economic impact of adverse changes in the market value of their portfolio securities due to changes in stock market prices, currency exchange rates or interest rates. However, these funds may use derivatives for any of the following purposes:

                            As a substitute for buying or selling securities.

                            To enhance the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.
--------------------------------------------------------------------------------
 TEMPORARY DEFENSIVE
 INVESTING
                           Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------
 PORTFOLIO TURNOVER
                           Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

                    Salomon Brothers Investment Series - 45

--------------------------------------------------------------------------------
 MANAGEMENT

Salomon Brothers Asset Management Inc ('SBAM') is the investment manager for each fund. SBAM was established in 1987 and together with SBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The manager's principal address is 388 Greenwich Street, New York, New York 10013. It is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Salomon Brothers Asset Management Limited, an affiliate of the manager, provides advisory services to the manager in connection with Strategic Bond Fund's transactions in currencies and non-dollar denominated debt securities. Its principal address is Victoria Plaza, 111 Buckingham Palace Row, London SW1W 0SB England. Salomon Brothers Asia Pacific Limited ('SBAM AP') is subadviser to the Asia Growth Fund and manages the Asia Growth Fund's assets under the supervision of the manager. Its principal address is Three Exchange Square, Hong Kong. Neither Salomon Brothers Asset Management Limited or SBAM AP is compensated by the funds for its services. Citi Fund Management Inc., an affiliate of the manager, is subadviser to the Large Cap Growth Fund and International Equity Fund and manages each fund's assets under the supervision of the manager. Its principal address is 100 First Stamford Place, Stamford, Connecticut 06902.

                    Salomon Brothers Investment Series - 46

-------------------------------------------------------------------------------------------
 FUND            PORTFOLIO MANAGER        SINCE           PAST 5 YEARS' BUSINESS EXPERIENCE

 Asia Growth     Team managed by SBAM     n/a             n/a
 Fund            AP
-------------------------------------------------------------------------------------------

 Balanced        George J. Williamson     July 1998       Director of the manager
 Fund
-------------------------------------------------------------------------------------------

 Capital Fund    Ross S. Margolies        January 1995    Managing director of the manager
                 Robert M. Donahue, Jr.   July 1998       Managing director of the manager
                                                          since January 2001; director and
                                                          equity analyst with the manager;
                                                          analyst at Gabelli & Company prior to
                                                          1997
-------------------------------------------------------------------------------------------

 High Yield      Peter J. Wilby           Inception       Managing director of the manager
 Bond Fund
-------------------------------------------------------------------------------------------

                 Team managed by Citi     n/a             n/a
International    Fund Management Inc.
 Equity Fund
-------------------------------------------------------------------------------------------

 Investors       John B. Cunningham       September 1997  Managing director of the manager
 Value Fund      Mark McAllister          April 2000      Director and equity analyst with the
                                                          manager; executive vice president and
                                                          portfolio manager at JLW Capital
                                                          Mgmt. Inc. from March 1998 to May
                                                          1999. Prior to March 1998 was a Vice
                                                          President and equity analyst at Cohen
                                                          & Steers Capital Management
-------------------------------------------------------------------------------------------

 Large Cap       Team managed by Citi     n/a             n/a
 Growth Fund     Fund Management Inc.
-------------------------------------------------------------------------------------------

 New York        Charles K. Bardes        August 1998     Vice president of the manager
 Municipal       Thomas A. Croak          August 1998     Vice president of the manager
 Money
 Market Fund
-------------------------------------------------------------------------------------------

 Small Cap       Team managed by the      n/a             n/a
 Growth Fund     manager; each member
                 of the team is a
                 sector manager
                 responsible for stock
                 selection in one or
                 more industries
-------------------------------------------------------------------------------------------

 Strategic       Peter J. Wilby           Inception       Managing director of the manager
 Bond            Roger Lavan              Inception       Managing director of the manager
 Fund            David Scott              Inception       Managing director of the manager
--------------------------------------------------------------------------------------------

 U.S.            Roger Lavan              Inception       Managing director of the manager
 Government
 Income Fund

                                                                                                 THE PORTFOLIO
                                                                                                 MANAGERS
                                                                                                 The portfolio managers
                                                                                                 are primarily
                                                                                                 responsible for the
                                                                                                 day-to-day operation of
                                                                                                 the funds indicated
                                                                                                 beside their names and
                                                                                                 business experience.

                    Salomon Brothers Investment Series - 47

--------------------------------------------------------------------------------

 --------------------------------------------------------------------------

                                                                ACTUAL                      MANAGEMENT FEES
                                                                MANAGEMENT
                                                                FEE PAID DURING THE
                                                                MOST RECENT FISCAL YEAR
                                                                AS A PERCENTAGE OF
                                                                AVERAGE DAILY NET
                                                                ASSETS*
    Asia Growth Fund                                                     0.00%
  -------------------------------------------------------------------------

   Balanced Fund                                                         0.00%
  -------------------------------------------------------------------------

   Capital Fund**                                                        0.60%
  -------------------------------------------------------------------------

   Cash Management Fund                                                  0.00%
  -------------------------------------------------------------------------

   High Yield Bond Fund                                                  0.75%
  -------------------------------------------------------------------------

   International Equity Fund                                             0.60%
  -------------------------------------------------------------------------

   Investors Value Fund***                                               0.66%
  -------------------------------------------------------------------------

   Large Cap Growth Fund                                                 0.02%
  -------------------------------------------------------------------------

   New York Municipal Money Market Fund                                  0.20%
  -------------------------------------------------------------------------

   Small Cap Growth Fund                                                 0.80%
  -------------------------------------------------------------------------

   Strategic Bond Fund                                                   0.70%
  -------------------------------------------------------------------------

   U.S. Government Income Fund                                           0.10%


  *Fee may be less than the contractual rate due to expense limitations and waivers.

 **The Capital Fund pays the manager a fee of:

  ------------------------------------------------------------
   AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE
       First $100 million                           1.00%
        Next $100 million                             .75%
        Next $200 million                            .625%
        Over $400 million                             .50%

 ***The Investors Value Fund pays the manager a fee that varies based upon the investment performance of the fund compared to the S&P 500 Index. The base fee is determined as follows:

  ------------------------------------------------------------
   AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE
        First $350 million                          .650%
        Next $150 million                           .550%
        Next $250 million                           .525%
        Next $250 million                           .500%
        Over $1 billion                             .450%

 At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of .01% and (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms


                    Salomon Brothers Investment Series - 48
 the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

 -------------------------------------------------------------------------------
  CHOOSING A SHARE CLASS TO BUY

  SHARE                  You can choose between three classes of shares: Class A, B
  CLASSES                or 2. In addition, certain investors may purchase Class Y
                         shares of the Capital Fund, Investors Value Fund and Small
                         Cap Growth Fund. If you already own Class O shares of a
                         fund, you may also be eligible to purchase Class O shares of any of the funds. The classes have different sales charges and expenses, allowing you to choose the class that best
                         meets your needs. When choosing which class of shares to
                         buy, you should consider:
                         o How much you plan to invest.
                         o How long you expect to own the shares.
                         o The expenses paid by each class.
                         o Whether you qualify for any reduction or waiver of sales charges.

 -------------------------------------------------------------------------------

   INVESTMENT            Minimum initial investment amounts vary depending on the
   MINIMUMS              nature of your investment account.


 ----------------------------------------------------------------------------------------------------------

                                                          INITIAL INVESTMENT         ADDITIONAL INVESTMENTS

                                                      CLASSES A, B,    CLASS Y      CLASSES A, B,   CLASS Y
                                                          2, O                          2, O
  General                                                 $250       $2.5 Million        $50        $1,000
 ----------------------------------------------------------------------------------------------------------

  Individual Retirement Accounts, Self Employed            $50       $2.5 Million        $50        $1,000
  Retirement Plans, Uniform Gift to Minor Accounts

  Qualified Retirement Plans                               $50       $2.5 Million        $50        $1,000
 ----------------------------------------------------------------------------------------------------------

  Monthly Systematic Investment Plans                      $25           n/a             $25          n/a

  Pre-authorized Check Plan                                $25           n/a             $25          n/a

Qualified Retirement Plans are qualified under Section 403(b)(7) or
Section 401(a) of the Internal Revenue Code, including 401(k) plans

------------------------------------------------------------------------------------
 COMPARING              Your Financial Consultant can help you decide which class
 CLASSES                meets your goals. Your Financial Consultant may receive
                        different compensation depending upon which class you
                        choose.
------------------------------------------------------------------------------------
 DISTRIBUTION           The funds each have adopted Rule 12b-1 distribution plans
 PLANS                  for their Class A, B and 2 shares. Under each plan, the fund pays distribution and service fees. These fees are an
                        ongoing expense and over time, may cost you more than other types of sales charges.

                    Salomon Brothers Investment Series - 49

--------------------------------------------------------------------------------------------------------------------------------
                                 CLASS A            CLASS B            CLASS 2            CLASS O              CLASS Y
 KEY FEATURES                Initial sales      No initial sales   Initial sales      Only available     No initial or
                              charge             charge             charge is lower    to existing        deferred sales
                             You may qualify    Deferred sales      than Class A       Class O            charge
                              for reduction      charge declines   Deferred sales      shareholders      Must invest at
                              or waiver of       over time          charge for only   No initial or       least $2.5 million
                              initial sales     Converts to         1 year             deferred sales    Lower expenses than
                              charge             Class A after 7   Higher annual       charge             the other classes
                             Generally lower     years              expenses than     Lower annual       Available for
                              annual expenses   Higher annual       Class A            expenses than      Capital, Small Cap
                              than Class B       expenses than                         the other          Growth and
                              and Class 2        Class A                               classes            Investors Value
                                                                                                          Funds only
-----------------------------------------------------------------------------------------------------------------------------
 INITIAL SALES               Up to              None               1.00%              None               None
 CHARGE                      5.75%/4.75%*,
                             reduced or
                             waived for large
                             purchases and
                             certain
                             investors. No
                             charge for
                             purchases of $1
                             million or more
-----------------------------------------------------------------------------------------------------------------------------
 DEFERRED SALES              1%** on            Up to 5.00%**      1%** if you        None               None
 CHARGE                      purchases of $1    charged when you   redeem within 1
                             million or more    redeem shares.     year of purchase
                             if you redeem      The charge is
                             within 1 year of   reduced over
                             purchase           time and there
                                                is no deferred
                                                sales charge
                                                after 6 years
-----------------------------------------------------------------------------------------------------------------------------
 ANNUAL                      0.25%*** of        1.00%*** of        0.75%/1.00%***     None               None
 DISTRIBUTION AND            average daily      average daily      of average daily
 SERVICE FEES                net assets         net assets         net assets

-----------------------------------------------------------------------------------------------------------------------------
 EXCHANGEABLE                Class A shares     Class B shares     Class 2 shares     Class O shares     Class Y shares
 INTO**                      of any of the      of any of the      of any of the      of any of the      of any of the
                             other funds        other funds        other funds        other funds        other funds

 *Class A shares of all of the funds except for the money market funds (Cash
  Management Fund and New York Municipal Money Market Fund) are offered either with a 5.75% (International Equity, Balanced, Large Cap Growth, Small Cap Growth, Asia Growth, Investors Value, and Capital Funds) or 4.75% (U.S. Government Income, High Yield Bond, and Strategic Bond Funds) initial sales charge.
 **Class A shares of the money market funds are not subject to a sales charge at the time of purchase. If you subsequently exchange shares of either of the money market funds for shares of another fund, a sales charge may be payable on Class A shares. Class B and Class 2 shares of the money market funds are not subject to a deferred sales charge unless the shares are obtained by exchange of shares from another fund which was acquired subject to a deferred sales charge. If you subsequently exchange Class B or Class 2 shares of a money market fund for shares of another fund, a deferred sales charge may become applicable in the case of Class B and an initial and a deferred sales charge may become applicable in the case of Class 2 shares. The period during which the shares are held in the money market funds are excluded from the holding period for determining the deferred sales charge and conversion to Class A shares.
***All of the funds except for the money market funds pay a service fee with respect to Class A shares of 0.25% of average daily net assets and a service and distribution fee with respect to Class B shares of 1.00% of average daily net assets. All of the funds except for the money market funds pay a service and distribution fee with respect to Class 2 shares of either 0.75% (High Yield Bond, Strategic Bond, and U.S. Government Income Funds) or 1.00% (International Equity, Asia Growth, Capital, Investors Value, Small Cap Growth, Balanced, and Large Cap Growth Funds) of average daily net assets.

                    Salomon Brothers Investment Series - 50

--------------------------------------------------------------------------------

 CLASS A SHARES

No sales charge is imposed on the sale of Class A shares of Cash Management Fund or New York Municipal Money Market Fund. The table below indicates the sales charge on Class A shares of Asia Growth Fund, Balanced Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Growth Fund and Small Cap Growth Fund.

                                    sales charge as       sales charge as      CLASS A SALES
 Amount of investment               % of offering price   % of net amount      CHARGE

 Less than $50,000                         5.75%                 6.10%
-----------------------------------------------------------------------------  You buy Class A shares at the offering price, which is the net asset value plus
 $50,000 but less than $100,000            4.50%                 4.71%         a sales charge. You pay a lower sales
 $100,000 but less than $250,000           4.00%                 4.17%         charge if the size of your investment
                                                                               increases to certain levels called
-----------------------------------------------------------------------------  breakpoints. You do not pay a sales
 $250,000 but less than $500,000           2.75%                 2.83%         charge on the fund's distributions
 $500,000 but less than $1 million         2.25%                 2.30%         or dividends that you reinvest in
                                                                                additional Class A shares.
-----------------------------------------------------------------------------
 $1 million or more*                         -0-                   -0-         To learn more about the accumulation
                                                                               privilege, letters of intent, waivers
                                                                               for certain investors and other options
                                                                               to reduce your sales charge, ask your
                                                                                Financial Consultant or consult the SAI.

*You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

The following table indicates the sales charge on Class A shares of High Yield Bond Fund, Strategic Bond Fund and U.S. Government Income Fund.

                                    sales charge as       sales charge as
 Amount of investment               % of offering price   % of net amount

 Less than $50,000                         4.75%                 4.99%
-----------------------------------------------------------------------------
 $50,000 but less than $100,000            4.50%                 4.71%
 $100,000 but less than $250,000           4.00%                 4.17%

-----------------------------------------------------------------------------
 $250,000 but less than $500,000           2.75%                 2.83%
 $500,000 but less than $1 million         2.25%                 2.30%

-----------------------------------------------------------------------------
 $1 million or more*                         -0-                   -0-

*You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

QUALIFYING FOR REDUCED CLASS A SALES CHARGES. There are several ways you can combine multiple purchases of Class A shares of the funds (excluding shares of the Cash Management Fund or the New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule.

 Accumulation privilege -- lets you add the current value of Class A shares of the funds already owned by you or your spouse and your children under the age of 21 (except for Cash Management Fund and New York Municipal Money Market Fund) to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

 Group purchase -- lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases







                    Salomon Brothers Investment Series - 51
must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

 Letter of intent -- lets you purchase Class A shares of the funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares (excluding Class A shares of the Cash Management Fund and New York Municipal Money Market Fund) previously purchased and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.

WAIVERS FOR CERTAIN CLASS A INVESTORS. Class A initial sales charges are waived for certain types of investors, including:

 directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).

 employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ('Selling Broker') and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

 any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the funds' shares and their immediate families.

 participants in certain 'wrap-fee,' or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

 any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

 separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
 non-qualified retirement plans and other third party retirement or savings programs.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant or consult the SAI.

                    Salomon Brothers Investment Series - 52

--------------------------------------------------------------------------------

 CLASS B SHARES

                  You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund are not subject to a deferred sales charge if they were not acquired upon exchange for Class B shares of another fund.

CLASS B DEFERRED SALES CHARGE

                               CLASS B DEFERRED SALES CHARGE TABLE

                        -------------------------------------------------------------------------
                                                                       DEFERRED SALES CHARGE AS A
                                                                       PERCENTAGE OF DOLLAR
                        YEAR(S) SINCE PURCHASE ORDER                   AMOUNT SUBJECT TO CHARGE
The deferred sales      1st year                                             5%
charge decreases as     1 year or more but less than 2 years                 4%
the number of years     2 years or more but less than 4 years                3%
since your purchase     4 years or more but less than 5 years                2%
increases.              5 years or more but less than 6 years                1%
                        6 or more years                                      0%


                  CALCULATION OF DEFERRED SALES CHARGE. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge. All purchases during a month are deemed to have been made on the last day of that month for purposes of determining the deferred sales charge. Shares are redeemed in this order:

If you want to learn more
about additional deferred
sales charges and waivers of
deferred sales charges,
contact your Financial
Consultant or consult the SAI.

                   Shares that represent appreciation

                   Shares representing reinvested distributions and dividends

                   Other shares that are not subject to the deferred sales charge

                   Class B shares held longest

                  Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

                  DEFERRED SALES CHARGE WAIVERS. The deferred sales charge for each share class will generally be waived in connection with:

                   Redemptions made following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

                   Redemptions effected pursuant to each fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.

                   A tax-free return of an excess contribution to any retirement plan.

                   Exchanges.

                   Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of initial account balances
                   (see automatic withdrawal plan in the SAI).
                   Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs.

                   Redemption proceeds from other funds that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).

                    Salomon Brothers Investment Series - 53

                   Certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans.

                   Redemption of shares by participants in certain 'wrap-fee' or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

                  CLASS B CONVERSION. After seven years, Class B shares automatically convert into Class A shares. This helps you because Class A shares generally have lower annual expenses. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund do not convert to Class A shares because they have the same annual expenses. Your Class B shares will convert to Class A shares as follows:

                        ---------------------------------------------------------------------------
                        SHARES ISSUED AT INITIAL  SHARES ISSUED ON          SHARES ISSUED UPON
                        PURCHASE                  REINVESTMENT OF           EXCHANGE FROM ANOTHER
                                                  DISTRIBUTIONS AND         FUND
                                                  DIVIDENDS
                        Seven years after the     In same proportion that   On the date the shares
                        date of purchase (all     the number of Class B     originally acquired
                        purchases are deemed      shares converting is to   would have converted
                        made on the last          total Class B shares you  into Class A shares
                        business day of the       own
                        month)

                  MONEY MARKET FUNDS. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

                  PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class B shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules and conversion features in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased.

--------------------------------------------------------------------------------
 CLASS 2 SHARES

 You buy Class 2 shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class 2 shares within one year of purchase, you will pay a deferred sales charge of 1%. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge.

 For all funds except International Equity Fund, and Large Cap Growth Fund, effective September 14, 1998, Class C shares were renamed Class 2 shares.

 PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class 2 shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

--------------------------------------------------------------------------------
 CLASS O SHARES
 You can buy Class O shares of a fund only if you currently own Class O shares of that fund or any other fund. There are no initial or deferred sales charges on these shares.

                    Salomon Brothers Investment Series - 54

--------------------------------------------------------------------------------

 CLASS Y SHARES

 You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement.

--------------------------------------------------------------------------------

 BUYING SHARES AND EXCHANGING SHARES

 BUYING SHARES
 BY MAIL
 You may make subsequent
 purchases by mail or,
 if you elect, by wire

                   Shares of each fund may be initially purchased through PFPC Global Fund Services, Inc. ('PFPC' or the 'transfer agent') by completing an Account Application and forwarding it to the transfer agent. Shares may also be purchased from selected dealers in accordance with procedures established by the dealer.

                   Subsequent investments may be made by mailing a check to the transfer agent, along with the detachable stub from your Statement of Account (or a letter providing the account number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder's account. No redemptions are allowed until the proceeds from the check clears.

                   Write the transfer agent at the following address:

                            [name of fund]
                            c/o PFPC
                            P.O. Box 9764
                            Providence, RI 02940-9764

-------------------------------------------------------------------------------

BUYING SHARES
BY WIRE
                  Subsequent investments may also be made by wiring funds to the transfer agent. Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:

                                  Boston Safe Deposit and Trust Company
                                  Boston, MA
                                  ABA No. 011-001-234
                                  Account #142743
                                  Attn: [name of fund]
                                  Name of Account:
                                  Account # (as assigned):

                  To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

 ALL FUNDS EXCEPT CASH                                      PURCHASE IS EFFECTIVE
 MANAGEMENT FUND AND
 NEW YORK MUNICIPAL MONEY MARKET
 FUND
                                    If order and federal funds or
                                    check is received by its agent
                                    before 4:00 p.m., Eastern time:     On that day

 Payment wired in federal
 funds or check received            If order and federal funds or
                                    check is received by its agent      On the business day following
                                    after the close of New York Stock   receipt
                                    Exchange:

                    Salomon Brothers Investment Series - 55

----------------------------------------------------------------------------------------------------------
       CASH MANAGEMENT FUND                     PURCHASE IS EFFECTIVE                  DIVIDENDS BEGIN
      AND NEW YORK MUNICIPAL
        MONEY MARKET FUND
                                    If order and federal
                                    funds or check is
                                    received by its agent   At noon, Eastern time
                                    before noon, Eastern    on that day             On that day
                                    time:
 Payment wired in federal
 funds or check received

                                    If order and federal
                                    funds or check is       At close of New York    On the next business
                                    received by its agent   Stock Exchange on       day after
                                    after noon, Eastern     that day                effectiveness
                                    time:

--------------------------------------------------------------------------------
AUTOMATIC
INVESTMENT
PLAN

                  You may authorize the transfer agent to automatically transfer funds on a periodic basis (monthly, alternative months, quarterly) from a regular bank account or other financial institution to buy shares of a fund. On or about the 10th of the month (or another date of your choosing), the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.
                   Amounts transferred should be at least $25 monthly.

                   If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

                  For more information, contact your Financial Consultant or consult the SAI.
--------------------------------------------------------------------------------
EXCHANGE
PRIVILEGE
                  You may exchange shares of any fund for shares of the same class of another fund.

                   Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

                   Shares are eligible for exchange commencing 30 days after purchase.
                   Generally, your Class A shares will not be subject to an initial sales charge at the time of the exchange. A sales charge, if applicable, will be imposed upon Class A shares of a fund issued upon exchange for Class A shares of Cash Management Fund or New York Municipal Money Market Fund unless you acquired the shares of Cash Management Fund or New York Municipal Money Market Fund through an exchange of shares with respect to which you had previously paid a sales charge.
                   If you exchange Class B shares of a fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class B shares of Cash Management Fund or New York Municipal Money Market Fund that are not subject to a deferred sales charge at the time of exchange, these shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charge and conversion period excludes the time the shares were held in the Cash Management Fund or the New York Municipal Money Market Fund.

                   Generally, if you exchange Class 2 shares of a fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but

                    Salomon Brothers Investment Series - 56
                   those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class 2 shares of Cash Management Fund or New York Municipal Money Market Fund with respect to which a sales charge has not been applicable, those shares will be subject to an initial sales charge of 1.00% at the time of exchange and will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charges exclude the time the shares were held in the Cash Management Fund and the New York Municipal Money Market Fund.
                   You may exchange shares by telephone if you elect telephone exchanges on your Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.
--------------------------------------------------------------------------------
SYSTEMATIC
EXCHANGE
                  You may request that shares of any class of a fund be exchanged monthly for shares of the same class of any other fund. A predetermined dollar amount of at least $25 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account Application or in the Systematic Investing Application.
--------------------------------------------------------------------------------

 REDEEMING SHARES
--------------------------------------------------------------------------------

 You may redeem some or all of your shares by sending your    REDEMPTIONS BY MAIL
 redemption request in proper form to:

              PFPC Global Fund Services, Inc.
              c/o Salomon Brothers Investment Series
              P.O. Box 9764
              Providence, RI 02940-9764.

 The written request for redemption must be in good order.    Generally, a properly
 This means that you have provided the following              completed Redemption
 information. Your request will not be processed without      Form with any required
 this information.                                            signature guarantee is
  Name of the fund                                            all that is required
  Account number                                              for a redemption. In
  Dollar amount or number of shares to redeem                 some cases, however,
  Signature of each owner exactly as account is registered    other documents may be
  Other documentation required by the transfer agent          necessary.

 To be in good order, your request must include a signature guarantee if:

  The proceeds of the redemption exceed $50,000

  The proceeds are not paid to the record owner(s) at the record address

  The shareholder(s) has had an address change in the past
  45 days

  The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

 You can obtain a signature guarantee from most banks,
 dealers, brokers, credit unions and federal savings and
 loans, but not from a notary public.
-------------------------------------------------------------------------------------

 You may redeem shares by fax only if a signature guarantee   REDEMPTIONS BY FAX
 or other documentary evidence is not required. Redemption
 requests should be properly signed by all owners of the
 account and faxed to the transfer agent at (508) 871-9503.
 If fax redemptions are not available for any reason, you
 may use the fund's redemption by mail procedure described
 above.

                    Salomon Brothers Investment Series - 57

 In all cases, your redemption price is the net asset value   REDEMPTION PAYMENTS
 next determined after your request is received in good       Any request that your
 order. Redemption proceeds normally will be sent within      redemption proceeds be
 seven days. However, if you recently purchased your shares   sent to a destination
 by check, you may not redeem until your original check       other than your bank
 clears which may take up to 15 days. Your redemption         account or address of
 proceeds can be sent by check to your address of record or   record must be in
 by wire transfer to a bank account designated on your        writing and must
 application.                                                 include signature
 If shares of Cash Management Fund or New York Municipal      guarantees
 Money Market Fund are redeemed before noon, Eastern time,
 you will not receive that day's dividends. You will receive that day's dividends if you redeem after noon, Eastern
 time.
-------------------------------------------------------------------------------------
 You may transmit your redemption request to selected         REDEMPTIONS THROUGH
 dealers with which the distributor has entered into sales    SELECTED DEALERS
 agreements for the purchase of shares of the funds.
 Redemption orders received by these dealers before the New
 York Stock Exchange closes and which are transmitted to the transfer agent prior to the close of its business day are
 effective that day. With respect to the Cash Management
 Fund and the New York Municipal Money Market Fund,
 redemption requests received by the dealer and transmitted
 to the transfer agent by 12:00 p.m., Eastern time, on any
 day the New York Stock Exchange is open, will generally be
 effected on that same day. It is the responsibility of the
 dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your
 order.
-------------------------------------------------------------------------------------
 You may redeem shares by wire in amounts of $500 or more if  REDEMPTIONS BY WIRE redemption by wire has been elected on your Account
 Application. A signature guarantee is not required on this
 type of redemption request. To elect this service after
 opening your account, call the transfer agent at (800)
 446-1013 for more information. To redeem by wire, you may
 either:

  Telephone the redemption request to the transfer agent at
  (800) 446-1013

  Mail the request to the transfer agent at the address listed above

 Proceeds of wire redemptions of $500 or more will be wired
 to the bank which is indicated on your Account Application
 or by letter which has been properly guaranteed. With
 respect to the Cash Management Fund and New York Municipal
 Money Market Fund, if the transfer agent receives the wire
 request by 12:00 p.m., Eastern time, on any day the New
 York Stock Exchange is open, the redemption proceeds
 generally will be transmitted to your bank that same day.
 Checks for redemption proceeds of less than $500 will be
 mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.
-------------------------------------------------------------------------------------
 You may redeem shares by telephone if you elect the          REDEMPTIONS BY
 telephone redemption option on your Account Application,     TELEPHONE
 and the proceeds must be mailed to your address of record.
 In addition, you must be able to provide proper
 identification information. You may not redeem by telephone if your address has changed within the past 45 days or if
 your shares are in certificate form. Telephone redemption
 requests may be made by calling the transfer agent at (800)
 446-1013 between 9:00 a.m. and 4:00 p.m., Eastern time on
 any day the New York Stock Exchange is open. If telephone
 redemptions are not available for any reason, you may use
 the fund's regular redemption procedure described above.

                    Salomon Brothers Investment Series - 58

 You can arrange for the automatic redemption of a portion    AUTOMATIC CASH
 of your shares on a monthly or quarterly basis. To qualify,  WITHDRAWAL PLAN you must own shares of the fund with a value of at least
 $10,000 for monthly withdrawals and $5,000 for quarterly
 withdrawals ($7,500 in the case of the Investors Value Fund and the Capital Fund) and each automatic redemption must be at least $25 if made monthly.
-------------------------------------------------------------------------------------
 Check writing is available for Class A and Class O           CHECKWRITING PRIVILEGE
 shareholders of the Cash Management Fund and the New York
 Municipal Money Market Fund only. You must elect the
 redemption by check option on your Account Application. The redemption of shares may be made using redemption checks
 provided by the transfer agent. There is no charge for this service. The check must be for amounts of $500 or more. You will continue to earn dividends on the shares redeemed
 until the check clears the banking system. A fee of $10
 will be charged if there are insufficient funds to cover
 the amount of the check.

--------------------------------------------------------------------------------
 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

 Small account balances  If your account falls below $500 ($250 in the case of an IRA or self-employed retirement plan) due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500
                         after 30 days, the fund may close your account and send you the redemption proceeds.
-------------------------------------------------------------------------------------
 Share price             You may buy, exchange or redeem fund shares at the net asset value, adjusted for any applicable sales charge, next
                         determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for
                         each class of shares. Each fund calculates its net asset
                         value every day the New York Stock Exchange is open. Each
                         fund except Cash Management Fund and New York Municipal
                         Money Market Fund calculates its net asset value when
                         regular trading closes on the Exchange (normally 4:00 p.m.,
                         Eastern time). Cash Management Fund and New York Municipal
                         Money Market Fund each calculates its net asset value at
                         12:00 p.m., Eastern time.

                         The funds generally value their securities based on market prices or quotations. The funds' currency conversions are
                         done when the London stock exchange closes, which normally is 12:00 p.m., Eastern time. When market prices or
                         quotations are not readily available, or when the manager
                         believes they are unreliable or that the value of a security has been materially affected by events occurring after a
                         foreign exchange closes, a fund may price those securities using fair value procedures approved by the fund's board. A fund may also use fair value procedures to price securities if a significant event occurs between the time at which a
                         market price is determined but prior to the time at which
                         the fund's net asset value is calculated. A fund that uses fair value procedures to price securities may value those
                         securities higher or lower than another fund that uses
                         market quotations to price the same securities or that use fair value procedures to price those same securities.
                         International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a
                         fund could change on days when you cannot buy or redeem
                         shares.

                         Cash Management Fund and New York Municipal Money Market
                         Fund each uses the amortized cost method to value its
                         portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the
                         difference between the principal amount due at maturity and the cost of the security to the fund.

                    Salomon Brothers Investment Series - 59

                         In order to buy, redeem or exchange shares at that day's
                         price, your order must be placed with the transfer agent
                         before the New York Stock Exchange closes. If the New York
                         Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price. Orders for money market funds
                         must be received by 12:00 p.m., Eastern time.

                         Members of the funds' selling group must transmit all orders to buy, exchange or redeem shares to the funds' transfer
                         agent before the agent's close of business.
-------------------------------------------------------------------------------------
                         Each fund has the right to:
                         o Suspend the offering of shares.
                         o Change or terminate shareholder programs.
                         o Waive or change minimum and additional investment amounts.
                         o Reject any purchase or exchange order.
                         o Change, revoke or suspend the exchange privilege.
                         o Suspend telephone transactions.
                         o Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange
                           Commission.
-------------------------------------------------------------------------------------
 Redemptions in kind     Each fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders.
                         The redeeming shareholder must pay transaction costs to sell these securities.

                    Salomon Brothers Investment Series - 60

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES

 The funds normally pay dividends and distribute capital gains, if any, as       DIVIDENDS AND DISTRIBUTIONS
 follows:
                                                                                 Annual distributions of income
                                                                                 and capital gains normally take
                                                                                 place at the end of the year
                                                                                 in which the income or gain is
                                                                                 realized or the beginning of
                                                                                 the next year.


----------------------------------------------------------------------------------
                       DIVIDENDS   INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
 FUND                  DECLARED     DISTRIBUTIONS   DISTRIBUTIONS    MOSTLY FROM

 Asia Growth           annually       annually         annually          gain
 Fund
----------------------------------------------------------------------------------

 Balanced                daily         monthly         annually          both
 Fund
----------------------------------------------------------------------------------

 Capital Fund          quarterly      quarterly        annually          gain
----------------------------------------------------------------------------------

 Cash                 daily            monthly        annually*         income
 Management           (to share-
 Fund                 holders of
                      record at
                      12:00 noon)
----------------------------------------------------------------------------------

 High Yield Bond         daily         monthly         annually         income
 Fund
----------------------------------------------------------------------------------

 International         annually       annually         annually          gain
 Equity Fund
----------------------------------------------------------------------------------

 Investors Value       quarterly      quarterly        annually          gain
 Fund
----------------------------------------------------------------------------------

 Large Cap Growth      annually       annually         annually          gain
 Fund
----------------------------------------------------------------------------------

 New York             daily            monthly        annually*         income
 Municipal            (to share-
 Money Market         holders of
 Fund                 record at
                      12:00 noon)
----------------------------------------------------------------------------------

 Small Cap             annually       annually         annually          gain
 Growth Fund
----------------------------------------------------------------------------------

 Strategic Bond          daily         monthly         annually         income
 Fund
----------------------------------------------------------------------------------

 U.S. Government         daily         monthly         annually         income
 Income Fund

 *Each money market fund anticipates that it will normally not earn or distribute any long-term capital gains.

 The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Capital gains distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.


                    Salomon Brothers Investment Series - 61

---------------------------------------------------------------------------------------
 TRANSACTION                            FEDERAL INCOME TAX STATUS                        TAXES

 Redemption or exchange of shares       Usually capital gain or loss; long-term only if  In general, redeeming shares,
                                        shares owned more than one year                  exchanging shares and
---------------------------------------------------------------------------------------  receiving distributions

 Long-term capital gain distributions   Long-term capital gain

 Short-term capital gain distributions  Ordinary income
---------------------------------------------------------------------------------------

 Dividends                              Ordinary income (for all funds except New York
                                        Municipal Money Market Fund)*



(whether in cash or additional shares) are all taxable events.

 *New York Municipal Money Market Fund intends to distribute the interest it earns on tax-exempt municipal bonds as 'exempt-interest' dividends. These dividends are excludable from gross income for federal income tax purposes but may be subject to state and local income tax, although the fund's exempt-interest dividends paid from interest on New York municipal securities will be exempt from New York State and New York City personal income taxes. The fund's distributions from other sources, if any, would be taxable as described above. Exempt-interest dividends may affect your federal alternative minimum tax calculation, however, and if you are receiving social security or railroad retirement benefits, may increase the tax on your benefits. If you borrow money to purchase or carry shares of one of these funds, your deduction for interest paid on those borrowings will be limited.

 Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

 After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your distributions, dividends (other than exempt-interest dividends), and, except for a money market fund, redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

                    Salomon Brothers Investment Series - 62

 -------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of each fund for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report (available upon request).

 As of the close of business on September 14, 1998, all existing Class C shares of all of the funds were reclassified as Class 2 shares.

                    Salomon Brothers Investment Series - 63

                                ASIA GROWTH FUND

                                               CLASS A                                           CLASS B
-----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------
                            2001      2000      1999      1998      1997      2001      2000      1999       1998      1997
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year          $  8.48   $ 12.67   $  6.50   $  7.48   $ 10.32   $  8.24   $ 12.41   $  6.42   $   7.44   $ 10.31
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Income (loss) from
 operations:
   Net investment income
    (loss)                    0.09*    (0.01)*   (0.00)*#    0.10     0.03      0.06*    (0.11)*   (0.06)*     0.05     (0.05)
   Net realized and
    unrealized gain
    (loss)                   (1.10)    (4.18)     6.17     (1.08)    (2.59)    (1.08)    (4.06)     6.05      (1.07)    (2.57)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total income (loss) from
 operations                  (1.01)    (4.19)     6.17     (0.98)    (2.56)    (1.02)    (4.17)     5.99      (1.02)    (2.62)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Less distributions from:
   Net investment income     (0.12)    --        --        --        (0.03)    (0.07)    --        --         --        --
   Net realized gains        --        --        --        --        (0.25)    --        --        --         --        (0.25)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total distributions          (0.12)    --        --        --        (0.28)    (0.07)    --        --         --        (0.25)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Net asset value, end of
 year                      $  7.35   $  8.48   $ 12.67   $  6.50   $  7.48   $  7.15   $  8.24   $ 12.41   $   6.42   $  7.44
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total return(1)            (11.9)%   (33.1)%     94.9%   (13.1)%   (25.6)%   (12.4)%   (33.6)%     93.3%    (13.7)%   (26.1)%
Net assets, end of year
 (000s)                    $ 2,621   $ 3,902   $ 7,108   $ 4,385   $ 6,491   $ 4,367   $ 5,893   $10,658   $  5,256   $ 5,738
Ratios to average net
 assets:
   Total expenses,
    including interest
    expense                  1.33%     1.31%     --        --        --        2.04%     2.06%     --         --        --
   Total expenses,
    excluding interest
    expense (operating
    expenses)                1.27%     1.24%     1.24%     1.24%     1.24%     1.97%     1.99%     1.99%      1.99%     1.99%
   Net investment income
    (loss)                   1.08%   (0.06)%     (0.01)%   1.48%     0.27%     0.74%   (0.95)%   (0.74)%      0.77%   (0.48)%
Portfolio turnover rate       209%      170%      248%      436%      294%      209%      170%      248%       436%      294%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 loss per share and
 expense ratios would
 have been:
   Net investment loss
    per share              $ (0.12)* $ (0.17)* $ (0.12)* $ (0.07)  $ (0.23)  $ (0.08)* $ (0.26)* $ (0.12)* $  (0.11)  $ (0.30)
   Expense ratio              3.75%     2.72%     2.62%     3.79%     3.81%     3.73%     3.47%     3.39%      4.55%     4.56%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.
#   Amount represents less than $0.01 per share.

               --------------------------------------------------

                                 BALANCED FUND

                                               CLASS A                                           CLASS B
-----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------
                            2001      2000      1999      1998      1997      2001      2000      1999       1998      1997
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year          $ 12.84   $ 12.81   $ 13.11   $ 13.13   $ 11.82   $ 12.77   $ 12.76   $ 13.08   $  13.12   $ 11.82
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Income (loss) from
 operations:
   Net investment income      0.48*     0.54*     0.50*     0.56      0.55      0.39*     0.44*     0.40*      0.45      0.45
   Net realized and
    unrealized gain
    (loss)                   (0.36)     0.44     (0.08)     0.26      1.65     (0.35)     0.44     (0.08)      0.26      1.65
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total income from
 operations                   0.12      0.98      0.42      0.82      2.20      0.04      0.88      0.32       0.71      2.10
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Less distributions from:
   Net investment income     (0.46)    (0.50)    (0.50)    (0.55)    (0.53)    (0.38)    (0.42)    (0.42)     (0.46)    (0.44)
   Net realized gains        (0.11)    (0.45)    (0.22)    (0.29)    (0.36)    (0.11)    (0.45)    (0.22)     (0.29)    (0.36)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total distributions          (0.57)    (0.95)    (0.72)    (0.84)    (0.89)    (0.49)    (0.87)    (0.64)     (0.75)    (0.80)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Net asset value, end of
 year                      $ 12.39   $ 12.84   $ 12.81   $ 13.11   $ 13.13   $ 12.32   $ 12.77   $ 12.76   $  13.08   $ 13.12
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total return(1)               1.0%      7.9%      3.2%      6.4%     19.1%      0.3%      7.1%      2.4%       5.5%     18.2%
Net assets, end of year
 (000s)                    $25,607   $24,290   $35,386   $51,443   $53,024   $61,485   $73,311   $97,656   $120,816   $87,549
Ratios to average net
 assets:
   Expenses                  0.95%     0.95%     0.95%     0.85%     0.77%     1.69%     1.70%     1.70%      1.60%     1.52%
   Net investment income     3.79%     4.19%     3.79%     4.17%     4.29%     3.05%     3.43%     3.03%      3.41%     3.54%
Portfolio turnover rate        55%       28%       34%       63%       70%       55%       28%       34%        63%       70%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
   Net investment income
    per share              $ 0.44*   $ 0.51*   $ 0.47*   $  0.51   $  0.49   $ 0.36*   $ 0.41*   $ 0.37*   $   0.41   $  0.39
   Expense ratio             1.25%     1.18%     1.17%     1.17%     1.24%     1.88%     1.93%     1.92%      1.92%     1.99%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.

                    Salomon Brothers Investment Series - 64

                                ASIA GROWTH FUND

                CLASS 2 SHARES                                    CLASS O SHARES
---------------------------------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------
 2001      2000      1999     1998(1)    1997      2001      2000      1999      1998      1997
---------------------------------------------------------------------------------------------------
$  8.24   $ 12.41   $  6.42   $  7.44   $ 10.30   $  8.56   $ 12.76   $  6.54   $  7.50   $ 10.32
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.06*    (0.10)*   (0.06)*    0.05     (0.05)     0.16*     0.02*     0.02*     0.12      0.05
  (1.08)    (4.07)     6.05     (1.07)    (2.56)    (1.14)    (4.22)     6.20     (1.08)    (2.59)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (1.02)    (4.17)     5.99     (1.02)    (2.61)    (0.98)    (4.20)     6.22     (0.96)    (2.54)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.07)    --        --        --        --        (0.14)    --        --        --        (0.03)
   --       --        --        --        (0.25)    --        --        --        --        (0.25)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.07)    --        --        --        (0.25)    (0.14)    --        --        --        (0.28)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
$  7.15   $  8.24   $ 12.41   $  6.42   $  7.44   $  7.44   $  8.56   $ 12.76   $  6.54   $  7.50
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
(12.4)%   (33.6)%     93.3%   (13.7)%   (26.0)%   (11.4)%   (32.9)%     95.1%   (12.8)%   (25.3)%
$ 2,245   $ 3,107   $ 4,227   $ 2,291   $ 1,643   $   674   $   846   $ 1,343   $ 1,354   $   412
  2.04%     2.08%      --        --        --       1.06%     1.06%      --        --        --
  1.97%     1.99%     1.99%     1.99%     1.99%     0.99%     0.99%     0.97%     0.99%     0.99%
  0.73%   (0.87)%   (0.76)%     0.80%   (0.47)%     1.90%     0.14%     0.23%     1.90%     0.51%
   209%      170%      248%      436%      294%      209%      170%      248%      436%      294%

$ (0.09)* $ (0.25)* $ (0.11)* $ (0.11)  $ (0.30)  $ 0.04*   $ (0.15)* $ (0.11)* $ (0.04)  $ (0.20)
  3.82%     3.48%     3.37%     4.55%     4.56%     2.43%     2.48%     2.32%     3.55%     3.56%

               --------------------------------------------------

(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.

               --------------------------------------------------

                                 BALANCED FUND

                CLASS 2 SHARES                                    CLASS O SHARES
--------------------------------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------
 2001      2000      1999     1998(1)    1997      2001      2000      1999      1998      1997
--------------------------------------------------------------------------------------------------
$ 12.81   $ 12.79   $ 13.11   $ 13.15   $ 11.85   $ 12.91   $ 12.88   $ 13.18   $ 13.20   $ 11.88
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.38*     0.44*     0.41*     0.45      0.45      0.52*     0.58*     0.54*     0.59      0.59
  (0.35)     0.45     (0.09)     0.26      1.65     (0.36)     0.43     (0.09)     0.26      1.65
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.03      0.89      0.32      0.71      2.10      0.16      1.01      0.45      0.85      2.24
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.38)    (0.42)    (0.42)    (0.46)    (0.44)    (0.49)    (0.53)    (0.53)    (0.58)    (0.56)
  (0.11)    (0.45)    (0.22)    (0.29)    (0.36)    (0.11)    (0.45)    (0.22)    (0.29)    (0.36)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.49)    (0.87)    (0.64)    (0.75)    (0.80)    (0.60)    (0.98)    (0.75)    (0.87)    (0.92)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
$ 12.35   $ 12.81   $ 12.79   $ 13.11   $ 13.15   $ 12.47   $ 12.91   $ 12.88   $ 13.18   $ 13.20
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.2%      7.2%      2.4%      5.5%     18.1%      1.3%      8.1%      3.4%      6.6%     19.3%
$16,564   $15,496   $21,030   $29,458   $21,085   $ 1,150   $ 1,504   $ 1,460   $ 1,523   $ 1,227
  1.69%     1.70%     1.70%     1.60%     1.52%     0.70%     0.70%     0.70%     0.60%     0.52%
  3.03%     3.45%     3.04%     3.41%     3.52%     4.03%     4.45%     4.00%     4.41%     4.60%
    55%       28%       34%       63%       70%       55%       28%       34%       63%       70%

$  0.37*   $ 0.41*   $ 0.38*  $  0.41   $  0.39    $ 0.50*   $ 0.55*   $ 0.51*  $  0.55   $  0.53
  1.84%     1.94%     1.92%     1.92%     1.99%     0.79%     0.93%     0.92%     0.92%     1.00%

               --------------------------------------------------

(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.

                    Salomon Brothers Investment Series - 65

                                  CAPITAL FUND

                                                CLASS A                                             CLASS B
-----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------
                             2001       2000      1999      1998      1997       2001       2000      1999      1998      1997
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year       $  25.44   $  25.29   $ 22.92   $ 21.15   $ 19.88   $  24.86   $  24.86   $ 22.63   $ 21.01   $ 19.90
                         --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
Income (loss) from
 operations:
   Net investment income
    (loss)                   0.24*      0.17*     0.15*     0.14     (0.00)#     0.04*     (0.04)*   (0.04)*    0.09     (0.07)
   Net realized and
    unrealized gain          0.16       4.53      4.99      4.64      5.10       0.16       4.46      4.92      4.45      5.01
                         --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
Total income from
 operations                  0.40       4.70      5.14      4.78      5.10       0.20       4.42      4.88      4.54      4.94
                         --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
Less distributions from:
   Net investment income    (0.20)     (0.13)    (0.18)    (0.18)    --         (0.06)     --        (0.06)    (0.09)    --
   Net realized gains       (0.55)     (4.42)    (2.59)    (2.83)    (3.83)     (0.55)     (4.42)    (2.59)    (2.83)    (3.83)
                         --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
Total distributions         (0.75)     (4.55)    (2.77)    (3.01)    (3.83)     (0.61)     (4.42)    (2.65)    (2.92)    (3.83)
                         --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
Net asset value, end of
 year                    $  25.09   $  25.44   $ 25.29   $ 22.92   $ 21.15   $  24.45   $  24.86   $ 24.86   $ 22.63   $ 21.01
                         --------   --------   -------   -------   -------   --------   --------   -------   -------   -------
Total return(1)              1.6%      18.9%     23.1%     23.7%     26.4%       0.8%      18.1%     22.2%     22.6%     25.6%
Net assets, end of year
 (000s)                  $277,998   $109,786   $29,814   $11,425   $ 5,589   $363,817   $195,736   $79,678   $22,294   $ 3,820
Ratios to average net
 assets:
   Expenses                 1.07%      1.16%     1.27%     1.34%     1.46%      1.86%      1.91%     2.02%     2.09%     2.20%
   Net investment income
    (loss)                  0.94%      0.66%     0.61%     0.81%   (0.10)%      0.15%    (0.14)%   (0.16)%     0.17%   (0.94)%
Portfolio turnover rate       72%        97%      126%      141%      159%        72%        97%      126%      141%      159%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.
#   Amount represents less than $0.01 per share.

                    Salomon Brothers Investment Series - 66

                                  CAPITAL FUND

                     CLASS 2                                               CLASS O                          CLASS Y
-----------------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------
    2001       2000      1999   1998(1)     1997       2001         2000     1999       1998       1997     2001(3)
-----------------------------------------------------------------------------------------------------------------------------
$  24.90   $  24.90   $ 22.69   $ 21.02   $  19.91   $  25.61   $  25.43   $  22.99   $  21.23   $  19.88   $  27.48
--------   --------   -------   -------   --------   --------   --------   --------   --------   --------   --------
    0.04*     (0.03)*   (0.04)*    0.07      (0.06)      0.34*      0.23*      0.22*      0.21       0.05       0.30*
    0.17       4.45      4.91      4.47       5.00       0.16       4.57       5.00       4.62       5.13      (1.67)
--------   --------   -------   -------   --------   --------   --------   --------   --------   --------   --------
    0.21       4.42      4.87      4.54       4.94       0.50       4.80       5.22       4.83       5.18      (1.37)
--------   --------   -------   -------   --------   --------   --------   --------   --------   --------   --------
   (0.06)     --        (0.07)    (0.04)     (3.83)     (0.29)     (0.20)     (0.19)     (0.24)     --         (0.26)
   (0.55)     (4.42)    (2.59)    (2.83)     --         (0.55)     (4.42)     (2.59)     (2.83)     (3.83)     (0.55)
--------   --------   -------   -------   --------   --------   --------   --------   --------   --------   --------
   (0.61)     (4.42)    (2.66)    (2.87)     (3.83)     (0.84)     (4.62)     (2.78)     (3.07)     (3.83)     (0.81)
--------   --------   -------   -------   --------   --------   --------   --------   --------   --------   --------
$  24.50   $  24.90   $ 24.90   $ 22.69   $  21.02   $  25.27   $  25.61   $  25.43   $  22.99   $  21.23   $  25.30
--------   --------   -------   -------   --------   --------   --------   --------   --------   --------   --------
    0.8%      18.0%     22.2%     22.6%      25.6%       2.0%      19.2%      23.4%      23.8%      26.8%     (5.0)%'DD'
$389,731   $122,307   $24,830   $ 6,369   $  2,385   $221,979   $227,739   $215,308   $194,973   $175,470   $ 44,277
   1.84%      1.91%     2.02%     2.09%      2.21%      0.67%      0.90%      1.01%      1.08%      1.22%      0.66%'D'
   0.16%    (0.12)%   (0.18)%     0.09%     (0.91)%     1.32%      0.84%      0.91%      0.96%      0.26%      1.33%'D'
     72%        97%      126%      141%       159%        72%        97%       126%       141%       159%        72%

               --------------------------------------------------

(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(3) For the period from January 31, 2001 (inception date) to December 31, 2001.
* Per share amounts have been calculated using the average shares method. 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.

                    Salomon Brothers Investment Series - 67

                              CASH MANAGEMENT FUND

                                           CLASS A                                               CLASS B
                     ---------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                     ---------------------------------------------------------------------------------------------------------
                       2001       2000       1999       1998       1997       2001       2000      1999      1998       1997
                     ---------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of
 period              $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $1.000   $  1.000   $  1.000
                     --------   --------   --------   --------   --------   --------   --------   ------   --------   --------
Net investment income   0.035      0.058      0.047      0.050      0.051      0.035      0.058    0.047      0.050      0.051
Dividends from net
 investment income     (0.035)    (0.058)    (0.047)    (0.050)    (0.051)    (0.035)    (0.058)  (0.047)    (0.050)    (0.051)
                     --------   --------   --------   --------   --------   --------   --------   ------   --------   --------
Net asset value, end
 of period           $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $1.000   $  1.000   $  1.000
                     --------   --------   --------   --------   --------   --------   --------   ------   --------   --------
                     --------   --------   --------   --------   --------   --------   --------   ------   --------   --------
Net assets, end of
 period (thousands)  $ 18,083   $  5,622   $ 20,702   $ 26,793   $ 18,246   $  7,459   $ 11,079  $20,476   $ 17,374   $  4,151
Total return(1)          3.6%       6.0%      +4.8%      +5.2%      +5.2%       3.6%       6.0%    +4.8%      +5.2%      +5.2%
Ratios to average net
 assets:
   Expenses             0.55%      0.55%      0.53%      0.55%      0.55%      0.55%      0.55%    0.53%      0.55%      0.55%
   Net investment
    income              3.22%      5.87%      4.65%      5.02%      5.11%      3.57%      5.79%    4.72%      4.95%      5.10%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
   Net investment
   income per
    share           $  0.030   $  0.060     N/A      $  0.049   $  0.049   $  0.033   $  0.060    N/A     $ 0.049%   $  0.049
   Expense ratio       0.82%      0.71%     N/A         0.67%      0.70%      0.83%      0.71%    N/A        0.67%      0.70%

               --------------------------------------------------


                              HIGH YIELD BOND FUND

                                       CLASS A                                                 CLASS B
                 ------------------------------------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                 ------------------------------------------------------------------------------------------------------------
                  2001       2000       1999       1998       1997        2001        2000        1999       1998       1997
                 ------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of
 year           $   8.10   $   9.48   $   9.89   $  11.74   $   11.54   $   8.13   $     9.48   $   9.87   $  11.71   $  11.53
                --------   --------   --------   --------   ---------   --------   ----------   --------   --------   --------
Income (loss) from
 operations:
   Net investment
   income           0.80*      1.00*      1.01*      1.05        1.06       0.75*        0.94*      0.94*      0.97       0.98
   Net realized and
   unrealized gain
   (loss)          (0.47)     (1.32)     (0.36)     (1.84)       0.38      (0.49)       (1.32)     (0.36)     (1.84)      0.37
                --------   --------   --------   --------   ---------   --------   ----------   --------   --------   --------
Total income
 (loss) from
 operations         0.33      (0.32)      0.65      (0.79)       1.44       0.26        (0.38)      0.58      (0.87)      1.35
                --------   --------   --------   --------   ---------   --------   ----------   --------   --------   --------
Less distributions
 from:
   Net investment
   income          (0.79)     (1.00)     (1.06)     (1.06)      (1.05)     (0.73)       (0.91)     (0.97)     (0.97)     (0.98)
   Net realized
   gains           --         --         --         --          (0.19)     --          --          --         --         (0.19)
   Capital          (0.12)     (0.06)     --         --         --          (0.11)       (0.06)     --         --         --
                --------   --------   --------   --------   ---------   --------   ----------   --------   --------   --------
Total
 distributions     (0.91)     (1.06)     (1.06)     (1.06)      (1.24)     (0.84)       (0.97)     (0.97)     (0.97)     (1.17)
                --------   --------   --------   --------   ---------   --------   ----------   --------   --------   --------
Net asset value,
 end of year    $   7.52   $   8.10   $   9.48   $   9.89   $   11.74   $   7.55   $     8.13   $   9.48   $   9.87   $  11.71
                --------   --------   --------   --------   ---------   --------   ----------   --------   --------   --------
Total return(1)     4.2%     (3.6)%       7.0%     (7.1)%       13.0%       3.3%       (4.2)%       6.3%     (7.8)%      12.2%
Net assets, end
 of year
 (000s)         $102,706   $100,065   $125,568   $145,730   $ 169,721   $214,204   $  250,003   $311,832   $327,661   $329,672
Ratios to
 average net
 assets:
   Expenses        1.28%      1.24%      1.27%      1.24%       1.24%      2.03%        1.99%      2.02%      1.99%      1.99%
   Net investment
   income         10.14%     11.32%     10.46%      9.58%       8.66%      9.44%       10.56%      9.74%      8.87%      7.90%
Portfolio turnover
 rate               131%        79%        65%        66%         79%       131%          79%        65%        66%        79%
Before applicable
 waiver of
 management fee,
 expenses absorbed
 by SBAM and credits
 earned on custodian
 cash balances, net
 investment income
 per share and
 expense ratios
 would have been:
   Net investment
    income        N/A        N/A      $  1.01*   $   1.04   $    1.04     N/A         N/A       $  0.94*   $   0.96   $   0.97
   Expense ratio  N/A        N/A         1.29%      1.32%       1.34%     N/A         N/A          2.03%      2.07%      2.09%

               --------------------------------------------------
(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 68

                              CASH MANAGEMENT FUND

                    CLASS 2                                            CLASS O
-----------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------
 2001      2000      1999      1998      1997        2001       2000      1999      1998      1997
-----------------------------------------------------------------------------------------------------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $    1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
  0.035     0.058     0.047     0.050     0.051        0.035     0.058     0.047     0.050     0.051
 (0.035)   (0.058)   (0.047)   (0.050)   (0.051)      (0.035)   (0.058)   (0.047)   (0.050)   (0.051)
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $    1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
$ 4,061   $ 1,978   $ 1,932   $ 2,741   $ 1,806   $    5,816   $ 5,718   $ 9,034   $ 8,066   $19,872
   3.6%      6.0%     +4.8%     +5.2%     +5.2%         3.6%      6.0%     +4.8%     +5.2%     +5.2%
  0.55%     0.55%     0.53%     0.55%     0.55%        0.55%     0.55%     0.53%     0.55%     0.55%
  3.25%     5.90%     4.67%     4.98%     5.16%        3.43%     5.82%     4.67%     5.08%     5.10%

$ 0.030   $ 0.060     N/A     $ 0.049   $ 0.049   $    0.032   $ 0.060     --      $ 0.049   $ 0.049
  0.83%     0.72%     N/A       0.67%     0.70%        0.83%     0.71%     --        0.67%     0.70%

               --------------------------------------------------

                              HIGH YIELD BOND FUND

                    CLASS 2                                            CLASS O
-----------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------
 2001      2000      1999     1998(1)    1997        2001       2000      1999      1998      1997
-----------------------------------------------------------------------------------------------------
$  8.16   $  9.50   $  9.86   $ 11.70   $ 11.52   $     8.10   $  9.48   $  9.89   $ 11.75   $ 11.53
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
   0.76*     0.96*     0.96*     0.97      0.99         0.84*     1.03*     1.04*     1.09      1.08
  (0.47)    (1.33)    (0.35)    (1.84)     0.36        (0.49)    (1.32)    (0.36)    (1.86)     0.40
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
   0.29     (0.37)     0.61     (0.87)     1.35         0.35     (0.29)     0.68     (0.77)     1.48
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
  (0.75)    (0.91)    (0.97)    (0.97)    (0.98)       (0.82)    (1.02)    (1.09)    (1.09)    (1.07)
   --       --        --        --        (0.19)      --         --        --        --        (0.19)
  (0.11)    (0.06)    --        --        --           (0.12)    (0.07)    --        --        --
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
  (0.86)    (0.97)    (0.97)    (0.97)    (1.17)       (0.94)    (1.09)    (1.09)    (1.09)    (1.26)
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
$  7.59   $  8.16   $  9.50   $  9.86   $ 11.70   $     7.51   $  8.10   $  9.48   $  9.89   $ 11.75
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
   3.6%    (4.1)%      6.6%    (7.8)%     12.2%         4.5%    (3.3)%      7.3%    (6.9)%     13.4%
$77,726   $67,938   $84,527   $86,596   $76,042   $   24,990   $13,027   $13,537   $ 8,936   $ 2,386
  1.77%     1.74%     1.79%     1.99%     1.99%        0.87%     0.99%     1.02%     1.01%     0.99%
  9.64%    10.82%     9.95%     8.89%     7.87%       10.54%    11.56%    10.76%    10.85%     8.93%
   131%       79%       65%       66%       79%         131%       79%       65%       66%       79%
  N/A       N/A     $ 0.96*   $  0.96   $  0.98      N/A         N/A     $ 1.04*   $  1.08   $  1.07
  N/A       N/A       1.81%     2.07%     2.08%      N/A         N/A       1.03%     1.09%     1.09%

               --------------------------------------------------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 69

                           INTERNATIONAL EQUITY FUND

                                                            CLASS A                 CLASS B               CLASS 2
                                                  ---------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                   2001     2000       1999(1)   2001      2000      1999(1)      2001
                                                  ---------------------------------------------------------------------
Net Asset Value, Beginning of Year                $  9.60   $ 12.49   $ 10.00   $  9.51   $ 12.47   $ 10.00     $  9.50
                                                  -------   -------   -------   -------   -------   -------     -------
Income (Loss) From Operations:
  Net investment loss(2)                            (0.00)#   (0.04)    (0.03)    (0.07)    (0.13)    (0.04)      (0.07)
  Net realized and unrealized gain (loss)           (2.08)    (2.85)     2.52     (2.06)    (2.83)     2.51       (2.05)
                                                  -------   -------   -------   -------   -------   -------     -------
Total Income (Loss) From Operations                 (2.08)    (2.89)     2.49     (2.13)    (2.96)     2.47       (2.12)
                                                  -------   -------   -------   -------   -------   -------     -------
Less Distributions From:
  Net investment income                             --        --        --        --        --        --          --
                                                  -------   -------   -------   -------   -------   -------     -------
Total Distributions                                 --        --        --        --        --        --          --
                                                  -------   -------   -------   -------   -------   -------     -------
Net Asset Value, End of Year                      $  7.52   $  9.60   $ 12.49   $  7.38   $  9.51   $ 12.47     $  7.38
                                                  -------   -------   -------   -------   -------   -------     -------
                                                  -------   -------   -------   -------   -------   -------     -------
Total Return(3)                                   (21.7)%   (23.1)%     24.9%'DD' (22.4)% (23.7)%     24.7%'DD'   (22.3)%
Net Assets, End of Year (000s)                    $ 4,770   $12,472   $ 2,538   $ 3,040   $ 4,685   $ 3,863     $ 2,576
Ratios to Average Net Assets:
  Expenses                                          1.75%     1.75%     1.75%'D'   2.50%    2.50%     2.50%'D'     2.50%
  Net investment loss                             (0.01)%   (0.41)%   (1.39)%'D' (0.83)%  (1.19)%   (2.30)%'D'   (0.78)%
Portfolio Turnover Rate                               16%        1%        1%       16%        1%        1%         16%
Before applicable waiver of management fee and
 expenses absorbed by SBAM, net investment loss
 per share and expense ratios would have been:
  Net investment loss per share(2)                $ (0.02)  $ (0.08)  $ (0.08)  $ (0.12)  $ (0.17)  $ (0.09)  $ (0.11)
  Expense ratio                                     1.90%     2.10%     4.36%'D'   3.12%    2.85%     5.11%'D'   2.98%


                                                  CLASS 2                        CLASS O
                                                  -------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------
                                                   2000     1999(1)     2001      2000      1999(1)
                                                  -------------------------------------------------
                                                  -------------------------------------------------
Net Asset Value, Beginning of Year                $ 12.46   $ 10.00     $  9.62   $ 12.49   $ 10.00
                                                  -------   -------     -------   -------   -------
Income (Loss) From Operations:
  Net investment loss(2)                            (0.13)    (0.04)       0.04     (0.02)    (0.02)
  Net realized and unrealized gain (loss)           (2.83)     2.50       (2.27)    (2.85)     2.51
                                                  -------   -------     -------   -------   -------
Total Income (Loss) From Operations                 (2.96)     2.46       (2.23)    (2.87)     2.49
                                                  -------   -------     -------   -------   -------
Less Distributions From:
  Net investment income                             --        --          --        --        --
                                                  -------   -------     -------   -------   -------
Total Distributions                                 --        --          --        --        --
                                                  -------   -------   -------   -------   -------
Net Asset Value, End of Year                      $  9.50   $ 12.46     $  7.39   $  9.62   $ 12.49
                                                  -------   -------     -------   -------   -------
                                                  -------   -------     -------   -------   -------
Total Return(3)                                   (23.8)%     24.6%'DD' (23.2)%   (23.0)%     24.9%'DD'
Net Assets, End of Year (000s)                    $ 4,384   $ 2,441     $    24   $ 1,012   $ 1,262
Ratios to Average Net Assets:
  Expenses                                          2.50%     2.50%'D'   1.50%      1.50%     1.50%'D'
  Net investment loss                             (1.15)%   (2.13)%'D'   0.41%    (0.22)%   (0.83)%'D'
Portfolio Turnover Rate                                1%        1%        16%         1%        1%
Before applicable waiver of management fee and
 expenses absorbed by SBAM, net investment loss
 per share and expense ratios would have been:
  Net investment loss per share(2)                $ (0.17)  $ (0.09)    $  0.02   $ (0.06)  $ (0.07)
  Expense ratio                                     2.85%     5.09%'D'     1.64%    1.85%     4.05%'D'

               --------------------------------------------------

(1) For the period from October 25, 1999 (inception date) to December 31, 1999.
(2) Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.

                              INVESTORS VALUE FUND

                                               CLASS A                                            CLASS B
                           --------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------------------------
                             2001      2000      1999      1998      1997      2001      2000      1999      1998      1997
                           --------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year          $  20.41   $ 20.70   $ 22.04   $ 21.11   $ 18.89   $ 20.09   $ 20.43   $ 21.87   $ 21.00   $ 18.86
                           --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income (Loss) From
Operations:
   Net investment income       0.14*     0.18*     0.21*     0.19      0.16     (0.03)*    0.02*     0.04*     0.05      0.04
   Net realized and
   unrealized gain (loss)     (1.02)     2.80      2.29      2.91      4.64     (1.00)     2.77      2.26      2.85      4.58
                           --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Income (Loss) From
Operations                    (0.88)     2.98      2.50      3.10      4.80     (1.03)     2.79      2.30      2.90      4.62
                           --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Less Distributions From:
   Net investment income      (0.14)    (0.19)    (0.13)    (0.17)    (0.21)    (0.01)    (0.05)    (0.03)    (0.03)    (0.11)
   Net realized gains         (0.42)    (3.08)    (3.71)    (2.00)    (2.37)    (0.42)    (3.08)    (3.71)    (2.00)    (2.37)
                           --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Distributions           (0.56)    (3.27)    (3.84)    (2.17)    (2.58)    (0.43)    (3.13)    (3.74)    (2.03)    (2.48)
                           --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value, End of
Year                       $  18.97   $ 20.41   $ 20.70   $ 22.04   $ 21.11   $ 18.63   $ 20.09   $ 20.43   $ 21.87   $ 21.00
                           --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Return(1)                (4.4)%   14.9%     11.5%     15.2%     26.2%    (5.3)%     14.2%     10.6%     14.3%     25.3%
Net Assets, End of Year
(000s)                     $160,688   $72,445   $32,817   $50,953   $57,105   $83,335   $80,960   $81,759   $75,189   $49,786
Ratios to Average Net
Assets:
   Expenses                   1.03%     1.00%     0.87%     0.88%     0.95%     1.90%     1.73%     1.61%     1.63%     1.70%
   Net investment income      0.70%     0.85%     0.90%     0.87%     0.86%   (0.17)%     0.12%     0.16%     0.18%     0.12%
Portfolio Turnover Rate         43%       75%       66%       74%       62%       43%       75%       66%       74%       62%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.

                    Salomon Brothers Investment Series - 70

                              INVESTORS VALUE FUND

                    CLASS 2                                             CLASS O                          CLASS Y
-----------------------------------------------------------------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------
 2001      2000      1999     1998(1)    1997       2001       2000       1999       1998       1997     2001(3)
-----------------------------------------------------------------------------------------------------------------
$ 20.13   $ 20.46   $ 21.88   $ 21.01   $ 18.86   $  20.38   $  20.69   $  22.05   $  21.13   $  18.90   $  19.41
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
  (0.03)*    0.02*     0.03*     0.05      0.04       0.19*      0.24*      0.26*      0.25       0.24       0.08
  (0.98)     2.78      2.30      2.84      4.59      (1.02)      2.80       2.31       2.90       4.60      (0.46)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
  (1.01)     2.80      2.33      2.89      4.63      (0.83)      3.04       2.57       3.15       4.84      (0.38)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
  (0.01)    (0.05)    (0.04)    (0.02)    (0.11)     (0.19)     (0.27)     (0.22)     (0.23)     (0.24)     (0.09)
  (0.42)    (3.08)    (3.71)    (2.00)    (2.37)     (0.42)     (3.08)     (3.71)     (2.00)     (2.37)     --
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
  (0.43)    (3.13)    (3.75)    (2.02)    (2.48)     (0.61)     (3.35)     (3.93)     (2.23)     (2.61)     (0.09)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
$ 18.69   $ 20.13   $ 20.46   $ 21.88   $ 21.01   $  18.94   $  20.38   $  20.69   $  22.05   $  21.13   $  18.94
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
 (5.2)%     14.2%     10.7%     14.3%     25.2%     (4.2)%      15.2%      11.7%      15.4%      26.5%     (1.9)%'DD'
$72,607   $25,580   $17,883   $17,680   $11,701   $665,747   $702,394   $662,248   $650,916   $608,401   $ 61,002
  1.86%     1.74%     1.61%     1.63%     1.70%      0.74%      0.73%      0.63%      0.63%      0.69%      0.73%'D'
(0.14)%     0.11%     0.15%     0.18%     0.13%      0.98%      1.12%      1.16%      1.15%      1.15%      0.98%'D'
    43%       75%       66%       74%       62%        43%        75%        66%        74%        62%        43%

               --------------------------------------------------

(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(3) For the period from July 16, 2001 (inception date) to December 31, 2001.
*   Per share amounts have been calculated using the average shares method.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D' Annualized.

                    Salomon Brothers Investment Series - 71

                             LARGE CAP GROWTH FUND

                                                              CLASS A                                CLASS B
                                                 ------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------------
                                                 2001         2000        1999(1)       2001         2000        1999(1)
                                                 ------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $  9.37      $ 11.18      $ 10.00      $  9.29      $ 11.17      $ 10.00
                                                 -------      -------      -------      -------      -------      -------
Income (Loss) From Operations:
   Net Investment loss(2)                          (0.03)       (0.06)       (0.01)       (0.10)       (0.14)       (0.02)
   Net realized and unrealized gain (loss)         (1.12)       (1.73)        1.19        (1.10)       (1.72)        1.19
                                                 -------      -------      -------      -------      -------      -------
Total Income (Loss) From Operations                (1.15)       (1.79)        1.18        (1.20)       (1.86)        1.17
                                                 -------      -------      -------      -------      -------      -------
Less Distributions From:
   Net realized gains                              --           (0.02)       --           --           (0.02)       --
   Capital                                         --           (0.00)#      --           --           (0.00)#      --
                                                 -------      -------      -------      -------      -------      -------
Total Distributions                                --           (0.02)       --           --           (0.02)       --
                                                 -------      -------      -------      -------      -------      -------
Net Asset Value, End of Year                     $  8.22      $  9.37      $ 11.18      $  8.09      $  9.29      $ 11.17
                                                 -------      -------      -------      -------      -------      -------
Total Return(3)                                  (12.3)%      (16.0)%        11.8%'DD'  (12.9)%      (16.6)%        11.7%'DD'
Net Assets, End of Year (000s)                   $ 2,236      $ 2,199      $ 2,070      $ 4,117      $ 6,709      $ 6,243
Ratio to Average Net Assets:
   Expenses                                        1.45%        1.45%        1.44%'D'     2.19%        2.20%        2.21%'D'
   Net investment loss                           (0.39)%      (0.51)%      (0.37)%'D'   (1.15)%      (1.26)%      (1.17)%'D'
Portfolio Turnover Rate                              54%          79%          10%          54%          79%          10%
Before applicable waiver of management fee and
 expenses absorbed by SBAM, net investment loss
 per share and expense ratios would have been:
   Net investment loss per share(2)              $ (0.09)     $ (0.10)     $ (0.07)     $ (0.16)     $ (0.18)     $ (0.08)
   Expense ratio                                   2.22%        1.88%        4.02%'D'     2.92%        2.63%        4.73%'D'

               --------------------------------------------------

(1) For the period from October 25, 1999 (inception date) to December 31, 1999.
(2) Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
# Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D' Annualized.

                    Salomon Brothers Investment Series - 72

                             LARGE CAP GROWTH FUND

             CLASS 2                                CLASS O
------------------------------------------------------------------------
                        YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------
 2001         2000        1999(1)       2001         2000        1999(1)
------------------------------------------------------------------------
$  9.30      $ 11.16      $ 10.00      $  9.40      $ 11.18      $ 10.00
-------      -------      -------      -------      -------      -------
  (0.09)       (0.14)       (0.02)       (0.02)       (0.03)       (0.00)#
  (1.11)       (1.70)        1.18        (1.21)       (1.73)        1.18
-------      -------      -------      -------      -------      -------
  (1.20)       (1.84)        1.16        (1.23)       (1.76)        1.18
-------      -------      -------      -------      -------      -------
   --          (0.02)       --           --           (0.02)       --
   --          (0.00)#      --           --           (0.00)#      --
-------      -------      -------      -------      -------      -------
   --          (0.02)       --           --           (0.02)       --
-------      -------      -------      -------      -------      -------
$  8.10      $  9.30      $ 11.16      $  8.17      $  9.40      $ 11.18
-------      -------      -------      -------      -------      -------
(12.9)%      (16.5)%        11.6%'DD'  (13.1)%      (15.7)%        11.8%'DD'
$ 3,366      $ 2,362      $ 1,234      $    20      $ 1,626      $ 1,917
  2.19%        2.20%        2.19%'D'     1.19%        1.20%        1.21%'D'
(1.14)%      (1.27)%      (1.14)%'D'   (0.18)%      (0.25)%      (0.11)%'D'
    54%          79%          10%          54%          79%          10%
$ (0.16)     $ (0.18)     $ (0.08)     $ (0.07)     $ (0.07)     $ (0.07)
  2.95%        2.63%        4.71%'D'     1.76%        1.62%        3.88%'D'

               --------------------------------------------------

(1) For the period from October 25, 1999 (inception date) to December 31, 1999.
(2) Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
# Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D' Annualized.

                    Salomon Brothers Investment Series - 73

                      NEW YORK MUNICIPAL MONEY MARKET FUND

                                               CLASS A                                      CLASS B
                           ---------------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------------------------------
                            2001         2000      1999      1998      1997      2000      1999      1998      1997
                           ---------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $  1.00   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income      $ 0.025     0.037     0.029     0.031     0.034     0.037     0.029     0.031     0.034
Dividends from net
 investment income          (0.025)   (0.037)   (0.029)   (0.031)   (0.034)   (0.037)   (0.029)   (0.031)   (0.034)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
 period                    $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------
Net assets, end of period
 (thousands)               $ 4,973   $ 4,413   $ 5,810   $ 5,372   $ 3,808   $    12   $   258   $    25   $    25
Total return(1)               2.5%      3.8%      2.9%     +3.2%     +3.5%      3.8%      2.9%     +3.2%     +3.5%
Ratios to average net
assets:
  Expenses                   0.34%     0.38%     0.41%     0.41%     0.50%     3.37%     2.99%     3.21%     3.32%
  Net investment income      2.49%     3.68%     2.85%     3.15%     3.39%     0.38%     0.42%     0.42%     0.43%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income
    per share                  N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A
  Expense ratio                N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A

                  -------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

                    Salomon Brothers Investment Series - 74

                      NEW YORK MUNICIPAL MONEY MARKET FUND

                    CLASS 2                                             CLASS O
------------------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------
2001       2000      1999      1998      1997       2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
  0.006      0.37     0.029     0.031     0.034      0.025      0.037      0.029      0.031      0.034
 (0.006)    (0.37)   (0.029)   (0.031)   (0.034)  $ (0.025)    (0.037)    (0.029)    (0.031)    (0.034)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
$    10   $     1   $    33   $   153   $    25   $ 98,267   $138,146   $168,701   $195,584   $305,419
   0.2%*     3.8%      2.9%     +3.2%     +3.5%       2.5%       3.8%       2.9%      +3.2%      +3.5%
  0.34%     0.39%     0.40%     0.34%     0.47%      0.34%      0.38%      0.41%      0.43%      0.47%
  1.81%     3.65%     2.78%     3.13%     3.40%      2.51%      3.69%      2.85%      3.14%      3.39%

    N/A       N/A       N/A       N/A       N/A        N/A        N/A      --         --         --
    N/A       N/A       N/A       N/A       N/A        N/A        N/A      --         --         --

                  -------------------------------------------

* Performance calculations for Class 2 shares uses November 21, 2001 as the inception date since Class 2 shares were fully redeemed on January 9, 2001 and new shares in Class 2 were not purchased until November 21, 2001.

                    Salomon Brothers Investment Series - 75

                             SMALL CAP GROWTH FUND

                                               CLASS A                                          CLASS B
                                  -----------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------------------------
                                    2001       2000       1999     1998(1)          2001       2000       1999     1998(1)
                                  -----------------------------------------------------------------------------------------
Net asset value, beginning of year   14.23      17.23      11.59     10.00           13.85      17.01      11.55     10.00
                                  --------   --------   --------   -------         -------   --------   --------   -------
Income (loss) from operations:
 Net investment income (loss)         0.02*     (0.04)*    (0.07)*   (0.02)          (0.07)*    (0.17)*    (0.17)*   (0.06)
 Net realized and unrealized gain
  (loss)                             (0.96)      2.55       6.63      1.61           (0.96)      2.52       6.55      1.61
                                  --------   --------   --------   -------         -------   --------   --------   -------
Total income (loss) from
 operations                          (0.94)      2.51       6.56      1.59           (1.03)      2.35       6.38      1.55
                                  --------   --------   --------   -------         -------   --------   --------   -------
Less distributions from:
 Net realized gains                  --         (5.51)     (0.92)    --              --         (5.51)     (0.92)    --
                                  --------   --------   --------   -------         -------   --------   --------   -------
Total distributions                  --         (5.51)     (0.92)    --              --         (5.51)     (0.92)    --
                                  --------   --------   --------   -------         -------   --------   --------   -------
Net asset value, end of year      $  13.29   $  14.23   $  17.23   $ 11.59         $ 12.82   $  13.85   $  17.01   $ 11.55
                                  --------   --------   --------   -------         -------   --------   --------   -------
Total return(2)                     (6.6)%      14.1%      57.5%     15.9%'DD'      (7.4)%      13.2%      56.2%     15.5%'DD'
Net assets, end of year (000s)    $198,068   $178,307   $167,281   $ 3,205         $77,964   $132,219   $124,560   $ 3,850
Ratios to average net assets:
  Expenses                           1.30%      1.39%      1.37%     1.50%'D'        2.14%      2.14%      2.12%     2.25%'D'
  Net investment income (loss)       0.15%    (0.25)%    (0.52)%   (0.51)%'D'      (0.59)%    (1.00)%    (1.23)%   (1.21)%'D'
Portfolio turnover rate                97%       123%       142%       96%             97%       123%       142%       96%
Before applicable waiver of
 management fee, expenses
 absorbed by SBAM and credits
 earned on custodian cash
 balances, net investment loss per
 share and expense ratios would
 have been:
  Net investment loss per share        N/A        N/A   $  (0.08)* $ (0.06)            N/A        N/A   $  (0.17)* $ (0.10)
  Expense ratio                        N/A        N/A       1.40%     2.30%'D'         N/A        N/A       2.15%     3.05%'D'

                  -------------------------------------------

(1) For the period from July 1, 1998 (inception date) to December 31, 1998.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.

                              STRATEGIC BOND FUND

                                               CLASS A                                           CLASS B
                          --------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                          --------------------------------------------------------------------------------------------------
                            2001      2000      1999      1998      1997      2001      2000      1999      1998      1997
                          --------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year         $  9.13   $  9.81   $ 10.19   $ 10.94   $ 10.83   $  9.14   $  9.81   $ 10.18   $ 10.93   $ 10.82
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income (loss) from
 operations:
 Net investment income        0.76*     0.91*     0.88*     0.76      0.76*     0.71*     0.84*     0.81*     0.69      0.67*
 Net realized and
  unrealized gain (loss)     (0.21)    (0.74)    (0.41)    (0.65)     0.41     (0.21)    (0.74)    (0.41)    (0.66)     0.41
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total income from
 operations                   0.55      0.17      0.47      0.11      1.17      0.50      0.10      0.40      0.03      1.08
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Less distributions from:
 Net investment income       (0.76)    (0.85)    (0.85)    (0.85)    (0.89)    (0.71)    (0.77)    (0.77)    (0.77)    (0.80)
 Net realized gains          --        --        --        (0.01)    (0.17)    --        --        --        (0.01)    (0.17)
 Capital                     (0.07)    (0.00)#   --        --        --        (0.06)    (0.00)#   --        --        --
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total distributions          (0.83)    (0.85)    (0.85)    (0.86)    (1.06)    (0.77)    (0.77)    (0.77)    (0.78)    (0.97)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
 year                      $  8.85   $  9.13   $  9.81   $ 10.19   $ 10.94   $  8.87   $  9.14   $  9.81   $ 10.18   $ 10.93
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total return(1)               6.2%      1.8%      5.0%      1.1%     11.2%      5.6%      1.0%      4.2%      0.3%     10.4%
Net assets, end of year
 (000s)                    $19,501   $15,871   $18,571   $21,995   $17,150   $68,781   $65,645   $69,289   $67,928   $47,921
Ratios to average net
 assets:
  Total expenses,
    including interest
    expense                  1.40%     --        --        --        --        2.06%     --        --        --        --
  Total expenses,
    excluding interest
    expense (operating
    expenses)                1.38%     1.24%     1.24%     1.24%     1.24%     2.03%     1.99%     1.99%     1.99%     1.99%
  Net investment income      8.42%     9.61%     8.94%     7.11%     6.99%     7.79%     8.84%     8.20%     6.37%     6.12%
Portfolio turnover rate        73%       84%      114%      109%      184%       73%       84%      114%      109%      184%
Before applicable waiver
 of
 management fee, expenses
 absorbed by SBAM and
 credits
 earned on custodian cash
 balances, net investment
 income
 per share and expense
 ratios
 would have been:
  Net investment income    $  0.75*  $  0.90*  $  0.86*  $  0.74   $  0.73*  $  0.71*  $  0.83*  $  0.79*  $  0.67   $  0.64*
  Expense ratio,
  including interest
  expense                     1.52%    --        --        --        --         2.09%    --        --        --        --
  Expense ratio,
  excluding interest
  expense (operating
  expenses)                   1.49%     1.39%     1.44%     3.79%     3.81%     2.06%     2.13%     2.19%     2.18%     2.28%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 76

                             SMALL CAP GROWTH FUND

                CLASS 2                                 CLASS O
-----------------------------------------------------------------------------
                           YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------
 2001      2000      1999     1998(1)(2)    2001     2000     1999    1998(1)
-----------------------------------------------------------------------------
$ 13.88   $ 17.04   $ 11.56    $ 10.00     $14.34   $17.29   $11.60   $ 10.00
-------   -------   -------    -------     ------   ------   ------   -------
  (0.08)*   (0.17)*   (0.17)*    (0.06)      0.05*   (0.00)*# (0.06)*   (0.01)
  (0.94)     2.52      6.57       1.62      (0.97)    2.56     6.67      1.61
-------   -------   -------    -------     ------   ------   ------   -------
  (1.02)     2.35      6.40       1.56      (0.92)    2.56     6.61      1.60
-------   -------   -------    -------     ------   ------   ------   -------
   --       (5.51)    (0.92)     --          --      (5.51)   (0.92)    --
-------   -------   -------    -------     ------   ------   ------   -------
   --       (5.51)    (0.92)     --          --      (5.51)   (0.92)    --
-------   -------   -------    -------     ------   ------   ------   -------
$ 12.86   $ 13.88   $ 17.04    $ 11.56     $13.42   $14.34   $17.29   $ 11.60
-------   -------   -------    -------     ------   ------   ------   -------
 (7.4)%     13.2%     56.3%      15.6%'DD' (6.4)%    14.4%    57.9%     16.0%'DD'
$27,288   $16,468   $14,285    $ 1,471     $  595   $  621   $   67   $    67
  2.07%     2.14%     2.14%      2.25%'D'   1.10%    1.17%    1.24%     1.25%'D'
(0.67)%   (1.00)%   (1.22)%    (1.35)%'D'   0.37%   (0.01)%  (0.49)%  (0.18)%'D'
    97%      123%      142%        96%        97%     123%     142%       96%
    N/A       N/A   $ (0.17)*  $ (0.10)       N/A      N/A   $(0.06)* $ (0.05)
    N/A       N/A     2.18%      3.05%'D'     N/A      N/A    1.27%     2.05%'D'

                  -------------------------------------------

(1) For the period from July 1, 1998 (inception date) to December 31, 1998.
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.
                              STRATEGIC BOND FUND

                    CLASS 2                                           CLASS O
-------------------------------------------------------------------------------------------------
                                     Year Ended December 31,
-------------------------------------------------------------------------------------------------
 2001      2000      1999     1998(1)    1997      2001      2000      1999      1998      1997
$  9.19   $  9.84   $ 10.18   $ 10.94   $ 10.82   $  9.12   $  9.80   $ 10.18   $ 10.93   $ 10.82
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.73*     0.87*     0.83*     0.69      0.66*     0.80*     0.94*     0.91*     0.77      0.78*
  (0.20)    (0.75)    (0.40)    (0.67)     0.43     (0.21)    (0.74)    (0.41)    (0.63)     0.41
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.53      0.12      0.43      0.02      1.09      0.59      0.20      0.50      0.14      1.19
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.73)    (0.77)    (0.77)    (0.77)    (0.80)    (0.80)    (0.88)    (0.88)    (0.88)    (0.91)
   --       --        --        (0.01)    (0.17)    --        --        --        (0.01)    (0.17)
  (0.06)    (0.00)#   --        --        --        (0.07)    (0.00)#   --        --        --
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.79)    (0.77)    (0.77)    (0.78)    (0.97)    (0.87)    (0.88)    (0.88)    (0.89)    (1.08)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
$  8.93   $  9.19   $  9.84   $ 10.18   $ 10.94   $  8.84   $  9.12   $  9.80   $ 10.18   $ 10.93
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   5.9%      1.2%      4.5%      0.2%     10.5%      6.7%      2.1%      5.3%      1.3%     11.5%
$30,438   $20,152   $22,857   $27,327   $20,220   $   679   $   569   $   594   $   498   $   649
  1.79%     --        --        --        --        1.04%     --        --        --        --
  1.77%     1.74%     1.76%     1.99%     1.99%     1.01%     0.99%     0.99%     0.99%     0.96%
  7.97%     9.11%     8.43%     6.37%     6.09%     8.82%     9.85%     9.30%     7.37%     7.22%
    73%       84%      114%      109%      184%       73%       84%      114%      109%      184%
$  0.72*  $  0.86*  $  0.81*  $  0.67   $  0.63*  $  0.80*  $  0.92*  $  0.89*  $  0.75   $  0.75*
   1.83%    --        --        --        --         1.05%    --        --        --        --
   1.80%     1.89%     1.96%     2.18%     2.28%     1.02%     1.14%     1.19%     1.18%     1.25%

               --------------------------------------------------

(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 77

                          U.S. GOVERNMENT INCOME FUND

                                             CLASS A                                        CLASS B
                           --------------------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------------------
                            2001      2000     1999     1998     1997     2001      2000      1999      1998      1997
                           --------------------------------------------------------------------------------------------
Net asset value,
beginning of year          $  9.91   $ 9.84   $10.28   $10.20   $10.07   $  9.95   $  9.85   $ 10.29   $ 10.20   $10.06
                           -------   ------   ------   ------   ------   -------   -------   -------   -------   ------
Income (loss) from
operations:
  Net investment income       0.51*    0.69*    0.54*    0.55     0.58      0.49*     0.62*     0.49*     0.48     0.51
  Net realized and
   unrealized gain (loss)     0.37     0.06    (0.39)    0.21     0.19      0.32      0.07     (0.42)     0.21     0.19
  Net realized gains         --        --       --       --       --       --        --        --        --        --
                           -------   ------   ------   ------   ------   -------   -------   -------   -------   ------
Total income from
operations                    0.88     0.75     0.15     0.76     0.77      0.81      0.69      0.07      0.69     0.70
                           -------   ------   ------   ------   ------   -------   -------   -------   -------   ------
Less distributions from:
  Net investment income      (0.56)   (0.68)   (0.59)   (0.57)   (0.54)    (0.49)    (0.59)    (0.51)    (0.49)   (0.46)
  In excess of net
  investment income          --        --       --      (0.11)   (0.10)    --        --        --        (0.11)   (0.10)
  Net realized gains         (0.09)    --       --       --       --       (0.09)    --        --        --        --
                           -------   ------   ------   ------   ------   -------   -------   -------   -------   ------
Total distributions          (0.65)   (0.68)   (0.59)   (0.68)   (0.64)    (0.58)    (0.59)    (0.51)    (0.60)   (0.56)
                           -------   ------   ------   ------   ------   -------   -------   -------   -------   ------
Net asset value, end of
year                       $ 10.14   $ 9.91   $ 9.84   $10.28   $10.20   $ 10.18   $  9.95   $  9.85   $ 10.29   $10.20
                           -------   ------   ------   ------   ------   -------   -------   -------   -------   ------
Total return(1)               9.1%     7.9%     1.5%     7.6%     7.9%      8.3%      7.2%      0.7%      6.9%     7.2%
Net assets, end of year
(000s)                     $17,378   $7,773   $5,771   $6,744   $1,320   $22,031   $14,832   $16,109   $15,315   $2,531

Ratios to average net
assets:
  Total expenses,
  including interest
  expense                    1.07%    0.96%     --       --       --       1.86%     1.73%     --        --        --
  Total expenses,
   excluding interest
   expense (operating
   expenses)(2)              0.85%    0.84%    0.85%    0.85%    0.85%     1.60%     1.60%     1.60%     1.60%    1.60%
  Net investment income      5.28%    6.99%    5.34%    4.98%    5.77%     4.91%     6.34%     4.85%     4.20%    4.96%
Portfolio turnover rate       176%      51%      96%     173%     261%      176%       51%       96%      173%     261%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income    $  0.45*  $ 0.62*  $ 0.45*  $ 0.47   $ 0.47   $  0.45*  $  0.55*  $  0.40*  $  0.39   $ 0.39
  Expense ratio,
  including interest
  expense                     1.69%    --       --       --       --        2.31%    --        --        --        --
  Expense ratio,
   excluding interest
   expense (operating
   expenses)                  1.47%    1.60%    1.67%    1.63%    2.02%     2.06%     2.37%     2.42%     2.39%    2.77%

                  -------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(2) As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 0.85%.
(3) As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 1.60%.
 * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 78

                          U.S. GOVERNMENT INCOME FUND

                  CLASS 2                                      CLASS O
----------------------------------------------------------------------------------------
                                YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------
  2001     2000     1999    1998(1)    1997    2001     2000     1999     1998     1997
-----------------------------------------------------------------------------------------
$  9.98   $ 9.86   $10.28   $10.19    $10.05   $ 9.94   $ 9.85   $10.29   $10.19   $10.06
-------   ------   ------   ------    ------   ------   ------   ------   ------   ------
   0.48*    0.65*    0.49*    0.48      0.51     0.57*    0.72*    0.57*    0.57*    0.61
   0.37     0.06    (0.40)    0.21      0.19     0.33     0.08    (0.40)    0.23     0.18
   --       --       --       --        --      (0.09)    --       --       --       --
-------   ------   ------   ------    ------   ------   ------   ------   ------   ------
   0.85     0.71     0.09     0.69      0.70     0.90     0.80     0.17     0.80     0.79
-------   ------   ------   ------    ------   ------   ------   ------   ------   ------
  (0.50)   (0.59)   (0.51)   (0.49)    (0.46)   (0.59)   (0.71)   (0.61)   (0.59)   (0.56)
   --       --       --      (0.11)    (0.10)    --       --       --      (0.11)   (0.10)
  (0.09)    --       --       --        --      (0.09)    --       --       --       --
-------   ------   ------   ------    ------   ------   ------   ------   ------   ------
  (0.59)   (0.59)   (0.51)   (0.60)    (0.56)   (0.68)   (0.71)   (0.61)   (0.70)   (0.66)
-------   ------   ------   ------    ------   ------   ------   ------   ------   ------
$ 10.24   $ 9.98   $ 9.86   $10.28    $10.19   $10.16   $ 9.94   $ 9.85   $10.29   $10.19
-------   ------   ------   ------    ------   ------   ------   ------   ------   ------
   8.7%     7.4%     0.9%     6.9%      7.0%     9.3%     8.5%     1.8%     8.1%     8.1%
$15,546   $4,193   $5,351   $4,715    $  751   $1,016   $  445   $3,294   $3,330   $9,553

  1.55%    1.48%     --       --        --      0.84%    0.72%     --       --       --
  1.35%    1.35%    1.37%    1.60%     1.59%    0.60%    0.60%    0.60%    0.60%    0.60%
  4.67%    6.61%    4.91%    4.25%     4.94%    5.71%    7.37%    5.65%    5.52%    6.01%
   176%      51%      96%     173%      261%     176%      51%      96%     173%     261%
$  0.43*  $ 0.58*  $ 0.40*  $ 0.39    $ 0.39   $ 0.52*  $ 0.65*  $ 0.48*  $ 0.44*  $ 0.49
   2.00%    --       --       --        --       1.30%    --       --       --       --
   1.80%    2.12%    2.20%    2.39%     2.76%    1.06%    1.36%    1.42%    1.38%    1.77%

                  -------------------------------------------

(1) On September 14, 1998, Class C Shares were renamed Class 2 Shares.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(3) As of the year 2000, expense ratios, excluding interest expense, will not exceed 1.35% due to a voluntary expense limitation.
(4) As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 0.60%.
 * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 79

ADDITIONAL INFORMATION ABOUT THE FUNDS

SHAREHOLDER REPORTS
Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal period.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus. The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION
You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, writing the funds at 125 Broad Street, New York, NY 10004 or calling your Financial Consultant.

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C.
20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission's web site at http://www.sec.gov.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act file no. 811-06087, 811-02667, 811-14025, 811-5034)


[SALOMON BROTHERS ASSET MANAGEMENT LOGO]

125 Broad street
New York, New York 10004

1-800-SALOMON
WWW.SBAM.COM

SBPRO  10/01
FDO2521  05/02

                                    Rule 497(c) File Nos. 33-34423 and 811-06087


                               Salomon Brothers
                        INSTITUTIONAL INVESTMENT SERIES


                                  PROSPECTUS



                           Emerging Markets Debt Fund

                              High Yield Bond Fund
                                (Class I Shares)

                               Money Market Fund


                                April 30, 2002


                          =====================
                               Salomon Brothers
                               =====================
                                    Asset Management



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

CONTENTS

            Fund goals, strategies and risks:

                Emerging Markets Debt Fund..............................    4
                High Yield Bond Fund....................................    7
                Money Market Fund.......................................   10

            More on the funds' investments..............................   12

            Management..................................................   13

            Buying shares...............................................   14

            Exchanging and redeeming shares.............................   15

            Other things to know about share transactions...............   16

            Dividends, distributions and taxes..........................   17

            Financial highlights........................................   18

                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                            ABOUT MUTUAL FUND RISKS

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

              Salomon Brothers Institutional Investment Series - 3

 EMERGING MARKETS DEBT FUND

 INVESTMENT              The fund seeks to maximize total return.
 OBJECTIVE
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests at least 80% of its assets in U.S. dollar denominated fixed income securities issued by governments, government-related entities, corporations located in
                         emerging markets and related investments. The fund also
                         invests in instruments designed to restructure outstanding emerging market debt such as participation in loans between governments and financial institutions and Brady Bonds. The manager invests in at least three emerging market countries, which are those defined by the World Bank at the time of
                         investment as emerging or developing economies.

                         CREDIT QUALITY: The fund may invest without limit in higher risk, below-investment grade debt securities. Below-investment grade debt securities are equivalent to U.S. corporate debt securities commonly known as 'junk bonds.'

                         MATURITY AND DURATION: The fund may hold securities of any maturity. The manager attempts to manage interest rate risk of the fund by maintaining the fund's duration between 2 and
                         7 years. Duration measures in years the sensitivity of the fund's portfolio to interest rate risk. A higher duration
                         means the fund is more sensitive to interest rate risk.
-------------------------------------------------------------------------------------
HOW THE
MANAGER
SELECTS THE
FUND'S
INVESTMENTS
                         The manager uses a 'top-down' approach and allocates the fund's investments among various emerging market countries. In allocating among different countries, the following are some of the factors the manager considers:

                         o Currency, inflation and interest rate trends         o Fiscal policies
                         o Growth rate forecasts                                o Political outlook
                         o Liquidity of markets for that country's debt         o Tax environment

                         The manager then selects those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The manager engages in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.
------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS
OF INVESTING IN
THE FUND

Many emerging
market countries
in which the fund
invests have
markets that are
less liquid and
more volatile than
markets in the
U.S. and other
developed
countries.

                         Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

                           Adverse governmental action or political, economic or market instability affects an emerging market country or region or disrupts its principal financial markets.

                           The economies of emerging market countries grow at slower
                           rates than expected or suffer a downturn, recession, rapid inflation or hyperinflation.

                           The currency in which a security is priced declines in value relative to the U.S. dollar.

                           Interest rates rise, causing the prices of fixed income
                           securities to decline and reducing the value of the fund's portfolio.

                           The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its
                           credit rating downgraded. This risk is higher for
                           below-investment grade fixed income securities, which are
                           considered speculative because they have a higher risk of
                           issuer default, are subject to greater price volatility and may be illiquid.

              Salomon Brothers Institutional Investment Series - 4

 PRINCIPAL RISKS           The manager's judgment about the attractiveness, relative
 OF INVESTING IN           value or credit quality of a particular security proves to
 THE FUND                  be incorrect.
 (CONTINUED)
                         In many emerging market countries, there is also less
                         information available about foreign issuers and markets
                         because of less rigorous accounting and regulatory standards than in the U.S.

                         The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non- diversified may magnify the
                         fund's losses from adverse events affecting a particular
                         issuer.
-------------------------------------------------------------------------------------
 PERFORMANCE

 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.

 QUARTERLY RETURNS: Highest:
 17.93% in 4th quarter 1998;
 Lowest: -28.91% in 3rd quarter 1998.
 Year to Date: 7.46% (through 3/31/02)


                            [CHART]

                        % Total Return

          17.23     -19.86     31.60     13.83     12.61

            97         98        99        00        01

               Calendar years ended December 31

                                                                                   TOTAL RETURN

                                                                                   The bar chart indicates
                                                                                   the risk of investing
                                                                                   in the fund by showing the
                                                                                   performance of the
                                                                                   fund's shares for each of the
                                                                                   calendar years indicated.
--------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD
 AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2001)

 Emerging Markets Debt Fund              Inception Date       1 Year   5 Years   Since Inception

 Return Before Taxes on Distributions       10/17/96          12.61%    9.65%        10.46%

 Return After Taxes on Distributions                           8.96%    2.39%         3.26%

 Return After Taxes on Distributions                           7.68%    3.83%         4.54%
 and Sale of Fund Shares

 J.P. Morgan Emerging Markets Bond
 Index Plus                                    *             - 0.79%    6.95%         7.98%

* Index comparison begins on 10/31/96
                                                                                                   COMPARATIVE
                                                                                                   PERFORMANCE

                                                                                                   This table compares the
                                                                                                   before and after tax
                                                                                                   average annual total
                                                                                                   return of the fund for
                                                                                                   the periods shown with
                                                                                                   that of J.P. Morgan
                                                                                                   Emerging Markets Bond
                                                                                                   Index Plus, an
                                                                                                   unmanaged index of
                                                                                                   emerging markets bonds.
                                                                                                   After-tax returns are
                                                                                                   calculated using the
                                                                                                   highest historical
                                                                                                   individual federal
                                                                                                   marginal income tax
                                                                                                   rates and do not
                                                                                                   reflect the impact of
                                                                                                   state and local taxes.
                                                                                                   Actual after-tax
                                                                                                   returns depend upon an
                                                                                                   individual investor's
                                                                                                   tax situation and may
                                                                                                   differ from those
                                                                                                   shown. After-tax
                                                                                                   returns shown are not
                                                                                                   relevant to investors
                                                                                                   who hold their fund
                                                                                                   shares through
                                                                                                   tax-deferred
                                                                                                   arrangements such as
                                                                                                   401(k) plans or
                                                                                                   individual retirement
                                                                                                   accounts. The fund's
                                                                                                   past performance,
                                                                                                   before and after taxes,
                                                                                                   is not necessarily an
                                                                                                   indication of how the
                                                                                                   fund will perform in
                                                                                                   the future.
-------------------------------------------------------------------------

              Salomon Brothers Institutional Investment Series - 5

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

    Maximum sales charge on purchases                         None
    Maximum deferred sales charge on redemptions              None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

    Management fees                                           0.70%

    Distribution and service (12b-1) fee                      None

    Other expenses                                            0.22%

    Total annual fund operating expenses                      0.92%
                                                                                   FEES AND EXPENSES

                                                                                   This table sets forth
                                                                                   the fees and expenses
                                                                                   you will pay if you
                                                                                   invest in shares of the
                                                                                   fund.
                                                                                   Because the manager
                                                                                   reimbursed certain
                                                                                   expenses during the
                                                                                   fiscal year ended
                                                                                   February 28, 2002,
                                                                                   actual total operating
                                                                                   expenses were 0.75%.
                                                                                   The manager may change
                                                                                   or eliminate these
                                                                                   expense limits at any
                                                                                   time.
----------------------------------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Your costs would be                                  $94      $293      $509       $1,131

 THE EXAMPLE ASSUMES: o You invest $10,000 for the period shown
                      o You reinvest all distributions and dividends without a sales charge
                      o The fund's operating expenses remain the same
                      o Your investment has a 5% return each year
                      o Redemption of your shares at the end of the period
                                                                                                EXAMPLE

                                                                                                This example helps you
                                                                                                compare the costs of
                                                                                                investing in the fund
                                                                                                with other mutual
                                                                                                funds. Your actual
                                                                                                costs may be higher or
                                                                                                lower.

              Salomon Brothers Institutional Investment Series - 6

 HIGH YIELD BOND FUND

 INVESTMENT              The fund seeks to maximize total return.
 OBJECTIVE
-------------------------------------------------------------------------------------
 KEY                     The fund invests primarily in high yield fixed income
 INVESTMENTS             securities, including bonds, debentures, notes, equipment
                         trust certificates, commercial paper, preferred stock and
                         other obligations of U.S. and foreign issuers. The fund
                         invests, under normal circumstances, at least 80% of its
                         assets in high yield bonds and related investments.

                         CREDIT QUALITY: The fund invests primarily in fixed income securities rated below investment grade by a recognized
                         rating agency, or if unrated, of equivalent quality as
                         determined by the manager. Below investment grade securities are commonly referred to as 'junk bonds.'

                         MATURITY: The fund's average maturity will generally vary
                         from 6 to 12 years depending on the manager's outlook for
                         interest rates. Individual securities may be of any
                         maturity.
-------------------------------------------------------------------------------------
 HOW THE                 Individual security selection is driven by the manager's
 MANAGER                 economic view, industry outlook and rigorous credit
 SELECTS THE             analysis. The manager then selects those individual
 FUND'S                  securities that appear to be most undervalued and to offer
 INVESTMENTS             the highest potential returns relative to the amount of
                         credit, interest rate, liquidity and other risk presented by these securities. The manager allocates the fund's
                         investments across a broad range of issuers and industries, which can help to reduce risk.

                         In evaluating the issuer's creditworthiness, the manager uses fundamental analysis and considers the following factors:

                         o The strength of the issuer's financial resources.
                         o The issuer's sensitivity to economic conditions and trends.
                         o The issuer's operating history.
                         o Experience and track record of issuer's management.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS OF      Investors could lose money on their investment in the fund,
 INVESTING IN THE FUND   or the fund may not perform as well as other investments, if
 Investments in high     any of the following occurs:
 yield securities        o The issuer of a security owned by the fund defaults on its
 involve a substantial     obligation to pay principal and/or interest or has its
 risk of loss              credit rating downgraded.
                         o Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio.
                         o The manager's judgment about the attractiveness, value or credit quality of a particular security proves to be
                           incorrect.
                         High yield securities are considered speculative and,
                         compared to investment grade securities, tend to have more volatile prices and are more susceptible to the following
                         risks:
                         o Increased price sensitivity to changing interest rates and to adverse economic and business developments.
                         o Greater risk of loss due to default or declining credit
                           quality.
                         o Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.
                         o Negative market sentiment towards high yield securities
                           depresses the price and liquidity of high yield securities.
                         Investing in non-U.S. issuers may involve unique risks
                         compared to investing in the securities of U.S. issuers.
                         These risks are more pronounced to the extent the fund
                         invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:
                         o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting
                           standards or regulatory practices.
                         o Many non-U.S. markets are smaller, less liquid and more
                           volatile than U.S. markets. In a changing market, the
                           manager may not be able to sell the fund's portfolio
                           securities in amounts and at prices the manager considers
                           reasonable.
                         o Economic, political and social developments significantly disrupt the financial markets or interfere with the fund's ability to enforce its rights against foreign government
                           issuers.

              Salomon Brothers Institutional Investment Series - 7

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the Fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS:

 Highest: 5.54% in 2nd quarter 1997;
 Lowest:  - 6.36% in 3rd quarter 1998.
 YEAR TO DATE: 2.64% (through 3/31/02)
                            [CHART]

                        % Total Return

          13.41      -0.34     -0.97     -7.99      7.66

            97         98        99        00        01

               Calendar years ended December 31

                                                                                   TOTAL RETURN
                                                                                   The bar chart indicates
                                                                                   the risk of investing
                                                                                   in the fund by showing
                                                                                   the performance of the
                                                                                   fund's shares for each
                                                                                   of the past calendar
                                                                                   years indicated.

-------------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2001)

 High Yield Bond Fund                          Inception Date  1 Year       5 Years   Since Inception

 Return Before Taxes on Distributions             5/15/96       7.66%        2.08%           3.82%

 Return After Taxes on Distributions                            4.60%      - 2.99%         - 1.01%

 Return After Taxes on Distribution
 and Sale of Fund Shares                                        4.66%      - 0.72%           0.78%

 Salomon Smith Barney High Yield Market Index        *          5.44%        3.48%           4.70%

* Index comparison begins on 5/31/96
                                                                                                        COMPARATIVE
                                                                                                        PERFORMANCE

                                                                                                        This table compares the
                                                                                                        before and after tax
                                                                                                        average annual total
                                                                                                        return of the fund for
                                                                                                        the periods shown with
                                                                                                        that of the Salomon
                                                                                                        Smith Barney High Yield
                                                                                                        Market Index, an
                                                                                                        unmanaged index of high
                                                                                                        yield securities.
                                                                                                        After-tax returns are
                                                                                                        calculated using the
                                                                                                        highest historical
                                                                                                        individual federal
                                                                                                        marginal income tax
                                                                                                        rates and do not
                                                                                                        reflect the impact of
                                                                                                        state and local taxes.
                                                                                                        Actual after-tax
                                                                                                        returns depend upon an
                                                                                                        individual investor's
                                                                                                        tax situation and may
                                                                                                        differ from those
                                                                                                        shown. After-tax
                                                                                                        returns shown are not
                                                                                                        relevant to investors
                                                                                                        who hold their fund
                                                                                                        shares through tax
                                                                                                        deferred arrangements
                                                                                                        such as 401(k) plans or
                                                                                                        individuals retirement
                                                                                                        accounts. The fund's
                                                                                                        past performance,
                                                                                                        before and after taxes,
                                                                                                        is not necessarily an
                                                                                                        indication of how the
                                                                                                        fund will perform in
                                                                                                        the future.
-------------------------------------------------------------------------------------------------------------------------------

              Salomon Brothers Institutional Investment Series - 8

 FEE TABLE

-------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

    Maximum sales charge on purchases                         None

    Maximum deferred sales charge on redemptions              None

  ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

    Management fees                                           0.50%

    Distribution and service (12b-1) fee                      None

    Other expenses                                            0.24%

    Total annual fund operating expenses                      0.74%
                                                                                   FEES AND EXPENSES

                                                                                   This table sets forth
                                                                                   the fees and expenses
                                                                                   you will pay if you
                                                                                   invest in shares of the
                                                                                   fund.
                                                                                   Because the manager
                                                                                   reimbursed certain
                                                                                   expenses during the
                                                                                   fiscal year ended
                                                                                   February 28, 2002,
                                                                                   actual total fund
                                                                                   operating expenses were
                                                                                   0.55%.
                                                                                   The manager may change
                                                                                   or eliminate these
                                                                                   expense limits at any
                                                                                   time.
----------------------------------------------------------------------------------------------------------

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES                1 YEAR  3 YEARS  5 YEARS    10 YEARS

 Your costs would be                                 $76     $237     $411        $918

 THE EXAMPLE ASSUMES: o You invest $10,000 for the period shown
                      o You reinvest all distributions and dividends without a sales charge
                      o The fund's operating expenses remain the same
                      o Your investment has a 5% return each year
                      o Redemption of your shares at the end of the period

                                                                                            EXAMPLE
                                                                                            This example helps you
                                                                                            compare the costs of
                                                                                            investing in the fund
                                                                                            with other mutual
                                                                                            funds. Your actual
                                                                                            costs may be higher or
                                                                                            lower.

             Salomon Brothers Institutional Investment Series - 9

 MONEY MARKET FUND

 INVESTMENT              The fund seeks as high a level of current income as is
 OBJECTIVE               consistent with liquidity and stability of principal.
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests in high quality, U.S. dollar denominated
                         short-term debt securities. These may include obligations
                         issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and
                         municipalities and U.S. and foreign corporate issuers.

                         The fund may invest in all types of money market securities including commercial paper, certificates of deposit,
                         bankers' acceptances, mortgage-backed and asset-backed
                         securities, repurchase agreements, fixed time deposits and other short term debt securities. The fund may also invest in variable rate master demand notes and enter into short
                         term borrowing arrangements with corporations.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in
                         securities rated in the highest short term rating category, or if unrated, of equivalent quality. The fund may invest up to 5% of its assets in securities rated in the second
                         highest short term rating category or, if unrated, of
                         equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having
                         remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting investments for the fund, the manager looks
 MANAGER                 for:
 SELECTS THE             o The best relative values based on an analysis of yield,
 FUND'S                    price, interest rate sensitivity and credit quality.
 INVESTMENTS             o Maturities consistent with the manager's outlook for
                           interest rates.
                         o Eligible issuers with the most desirable credit quality.
-------------------------------------------------------------------------------------
 PRINCIPAL               Although the fund seeks to preserve the value of an
 RISKS OF                investment at $1 per share, it is possible to lose money by
 INVESTING IN            investing in the fund, or the fund could underperform other
 THE FUND                short term debt instruments or money market funds if any of the following occurs:
                         o Interest rates rise sharply.
                         o An issuer or guarantor of the fund's securities defaults, or has its credit rating downgraded.
                         o The manager's judgment about the value or credit quality of a particular security proves to be incorrect.
                         o The value of the fund's foreign securities go down because of unfavorable government actions or political instability.

             Salomon Brothers Institutional Investment Series - 10

 PERFORMANCE

 The bar chart indicates the risks
 of investing in the fund by
 showing changes in the fund's
 performance from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.

 QUARTERLY RETURNS: Highest:
 1.65% in 3rd quarter 2000;
 Lowest: 0.63% in 4th quarter 2001.

 Prior to April 29, 1996, the fund
 was called Salomon Brothers U.S.
 Treasury Securities Money Market
 Fund and invested exclusively in
 U.S. Treasury bonds, notes and
 bills.

                            [CHART]

                        % Total Return

3.45   2.87   3.64   5.02   5.13   5.61   5.59   5.23   6.45   4.14

 92     93     94     95     96     97     98     99     00     01

               Calendar years ended December 31

                                                                                   TOTAL RETURN

                                                                                   The bar chart indicates
                                                                                   the risk of investing
                                                                                   in the fund by showing
                                                                                   the performance of the
                                                                                   fund's shares for each
                                                                                   of the calendar years
                                                                                   indicated.

-------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURN (CALENDAR YEARS ENDED DECEMBER 31, 2001)

                             Inception                                               Since
                                Date             1 Year           5 Years          Inception

 Money Market Fund            12/7/90            4.14%             5.41%             4.80%

 The fund's 7-day yield as of December 31, 2001 was 2.12%
                                                                                                  COMPARATIVE
                                                                                                  PERFORMANCE

                                                                                                  The table indicates the
                                                                                                  average annual total
                                                                                                  return of the fund for
                                                                                                  the periods shown.

----------------------------------------------------------------------------------------------------------
 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

    Maximum sales charge on purchases                         None

    Maximum deferred sales charge on redemptions              None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF FUND NET ASSETS)

    Management fees                                           0.20%

    Distribution and service (12b-1) fee                      None

    Other expenses                                            0.13%

    Total annual fund operating expenses                      0.33%
                                                                                   FEES AND EXPENSES

                                                                                   This table sets forth
                                                                                   the fees and expenses you
                                                                                   will pay if you invest
                                                                                   in shares of the fund.
                                                                                   Because the manager
                                                                                   reimbursed certain
                                                                                   expenses during the
                                                                                   fiscal year ended
                                                                                   December 31, 2001,
                                                                                   actual total fund
                                                                                   operating expenses were
                                                                                   0.18%.
                                                                                   The manager may change
                                                                                   or eliminate these
                                                                                   expense limits at any
                                                                                   time.

--------------------------------------------------------------------------------------------------------------------
 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES          1 YEAR     3 YEARS    5 YEARS    10 YEARS

 Your costs would be                             $34       $106       $185         $415

 THE EXAMPLE ASSUMES:  o You invest $10,000 for the period shown
                       o You reinvest all distributions and dividends without a sales charge
                       o The fund's operating expenses remain the same
                       o Your investment has a 5% return each year
                       o Redemption of your shares at the end of the period.
                                                                                             EXAMPLE

                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                             may be higher or lower.

             Salomon Brothers Institutional Investment Series - 11

 MORE ON THE FUNDS' INVESTMENTS

 FIXED INCOME            Fixed income securities include bonds, notes, bills,
 SECURITIES              debentures, bank debt obligations, short-term paper,
                         mortgage and other asset-backed securities, preferred stock, loan participations and assignments.
-------------------------------------------------------------------------------------
 EQUITY                  High Yield Bond Fund may invest up to 20% of its assets in
 SECURITIES              common stocks, convertible securities, warrants or other
 High Yield Bond         equity securities. The fund holds these equity securities
 Fund                    generally, but not solely, as a result of buying fixed
                         income securities with an attached equity component. Equity securities provide the fund with opportunities for
                         appreciation but expose the fund to the risk of stock market downturns and adverse events affecting particular companies that may depress the price of their common stock.
-------------------------------------------------------------------------------------
 SECURITIES OF           Investments in securities of foreign entities and securities
 FOREIGN                 denominated in foreign currencies involve special risks.
 ISSUERS                 These include possible political and economic instability
 Each fund               and the possible imposition of exchange controls or other
                         restrictions on investments. Emerging market investments
                         offer the potential for significant gains but also involve greater risks than investing in more developed countries.
                         Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in
                         emerging markets.

                         Since Emerging Markets Debt Fund and High Yield Bond Fund
                         may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency
                         rates relative to the U.S. dollar will affect the U.S.
                         dollar value of these funds' assets. Money Market Fund may only invest in U.S. dollar denominated investments issued by foreign branches of U.S. banks and by U.S. and foreign
                         branches of foreign banks.
-------------------------------------------------------------------------------------
 DERIVATIVE              The funds may, but need not, use derivative contracts, such
 TRANSACTIONS            as futures and options on securities, securities indices or
 Each fund except        currencies; options on these futures; forward currency
 Money Market            contracts; and interest rate or currency swaps for any of
 Fund                    the following purposes:

                           To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices, currency exchange rates or interest
                           rates.

                           As a substitute for buying or selling securities.

                         A derivative contract will obligate or entitle a fund to
                         deliver or receive an asset or cash payment based on the
                         change in value of one or more securities, currencies or
                         indices. Even a small investment in derivative contracts can have a big impact on a fund's market, currency and interest rate exposure. Therefore, using derivatives can
                         disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest
                         rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less
                         liquid and harder to value, especially in declining markets.


             Salomon Brothers Institutional Investment Series - 12

 TEMPORARY               Each of the funds may depart from its principal investment
 DEFENSIVE               strategies in response to adverse market, economic or
 INVESTMENTS             political conditions by taking temporary defensive positions
 Each fund except        in all types of money market and short term debt securities.
 Money Market            If a fund takes a temporary defensive position, it may be
 Fund                    unable to achieve its investment objective.
-------------------------------------------------------------------------------------
 PORTFOLIO               Although neither the Emerging Markets Debt Fund or the High
 TURNOVER                Yield Bond Fund purchases or sells securities for short-term
 Each fund except        profits, each fund may engage in active and frequent trading
 Money Market            to achieve its principal investment strategies. Frequent
 Fund                    trading increases transaction costs, which could decrease
                         the fund's performance, and may result in increased net
                         short-term capital gains, distributions of which are taxable to shareholders as ordinary income.
-------------------------------------------------------------------------------------

MANAGEMENT
Salomon Brothers Asset Management Inc ('SBAM') is the investment manager for each fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 388 Greenwich Street, New York, New York 10013. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

--------------------------------------------------------------------------
 FUND               PORTFOLIO MANAGER       SINCE         PAST 5 YEARS' BUSINESS EXPERIENCE

 Emerging Markets    Peter J. Wilby         inception     Managing Director of Manager
 Debt Fund           James E. Craige       April 2000     Managing Director of Manager

 High Yield          Peter J. Wilby         inception     Managing Director of Manager
 Bond Fund           Beth A. Semmel        April 2000     Managing Director of Manager

 Money Market        Kevin Kennedy      November 2001     Managing Director of Manager
 Fund

                                                                                              THE PORTFOLIO
                                                                                              MANAGERS

                                                                                              The portfolio managers
                                                                                              are primarily
                                                                                              responsible for the
                                                                                              day-to-day operation of
                                                                                              the funds indicated
                                                                                              beside their names.

-----------------------------------------------------------------------------
SBAM serves as the funds' manager. For its services for the   MANAGEMENT FEES
fiscal year ended December 31, 2001, SBAM received a fee
from Money Market Fund equal to 0.20% of the fund's average
daily net assets. For its services for the fiscal year ended
February 28, 2002, SBAM received a fee from Emerging Markets
Debt Fund and High Yield Bond Fund equal to 0.50% and 0.70%
of each fund's average daily net assets, respectively.
-----------------------------------------------------------------------------
Salomon Smith Barney Inc. serves as the funds' distributor.   DISTRIBUTOR

             Salomon Brothers Institutional Investment Series - 13

 BUYING SHARES

 INVESTMENT
 MINIMUMS

                           EMERGING MARKETS DEBT
                                   FUND               HIGH YIELD BOND FUND         MONEY MARKET FUND
                         -------------------------------------------------------------------------
                                $1,000,000                 $1,000,000                  $250,000

                         There is no subsequent investment minimum for any fund.

--------------------------------------------------------------------------------

 BUYING SHARES         o For initial purchases of each fund's shares, complete the
 BY MAIL                 appropriate application and send it with your check to PFPC
                         Global Fund Services, Inc., the funds' transfer agent.

                       o Send the completed purchase application along with a check to:

 Initial purchases              Salomon Brothers Institutional Investment Series
                                (specify fund)
                                c/o PFPC Global Fund Services, Inc.
                                P.O Box 9764
                                Providence, RI 02940-9764

                       o Purchases (initial or subsequent) may not be made by third party check.
                       o Checks drawn on foreign banks must be payable in U.S.
                         dollars and have the routing number of the U.S. bank encoded on the check.

 Subsequent            o Send checks for subsequent purchases by mail directly to the
 purchases               transfer agent.
                       o Be sure to include your fund and account number on checks for subsequent investments.
-------------------------------------------------------------------------------------
 BUYING SHARES           Call the transfer agent at (800) 446-1013 to tell them about
 BY WIRE                 your incoming wire transfer. You should instruct your bank to transmit your purchase in federal funds to:

 Initial and              Boston Safe Deposit and Trust Company
 subsequent               Boston, Massachusetts
 purchases                ABA No. 011-001-234
                          Account #: 142743
                             Attn: (specify fund)
                             Name of Account:
                             Account # (As assigned):
-------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------
    EMERGING MARKETS DEBT FUND                                          PURCHASE IS EFFECTIVE
       HIGH YIELD BOND FUND
                                    If order and federal funds or
                                    check are received by the agent     On that day
                                    before 4:00 p.m. Eastern time:

 Payment wired in federal funds or
 check received                     If order and federal funds or
                                    check are received by the agent     On the next business day
                                    after the close of New York Stock
                                    Exchange:

----------------------------------------------------------------------------------------------------------
        MONEY MARKET FUND                                    PURCHASE IS EFFECTIVE        DIVIDENDS BEGIN
                                    If order and federal
                                    funds or check are      At noon, Eastern time,
                                    received by the agent   on that day                   On that day
                                    before noon, Eastern
                                    time:
  Payment wired in federal
  funds or check received
                                    If order and federal
                                    funds or check are      At close of New York      On the next business
                                    received by the agent   Stock Exchange on         day after
                                    after noon, Eastern     that day                  effectiveness
                                    time:

             Salomon Brothers Institutional Investment Series - 14

 EXCHANGING AND REDEEMING SHARES

 You should contact the transfer agent to exchange into other eligible mutual funds in Salomon Brothers
 Institutional Investment Series. An exchange is a taxable transaction, although no gain or loss is generally realized upon an exchange at net asset value out of Money Market
 Fund.

  o You may exchange shares only for shares of another fund in Salomon Brothers Institutional Investment Series.
  o You must meet the minimum investment amount for each fund.
  o Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
  o You may only exchange shares of a fund 30 days after purchase.

                                                              EXCHANGE
                                                              PRIVILEGE

                                                              To learn more about the
                                                              exchange privilege
                                                              contact the transfer
                                                              agent or consult the
                                                              statement of additional
                                                              information.
-------------------------------------------------------------------------------------
 You may redeem some or all of your shares by sending a
 written request in proper form to:

                     Salomon Brothers Institutional Investment Series
                     (specify fund)
                     c/o PFPC Global Fund Services, Inc.
                     P.O Box 9764
                     Providence, RI 02940-9764

 The written request for redemption must be in good order.
 This means that you have provided the following information. Your request will not be processed without this information.

  o Name of the fund
  o Account number
  o Dollar amount or number of shares being redeemed
  o Signature of each owner exactly as account is registered
  o Other documentation required by PFPC Global Fund Services, Inc.

 To be in good order, your request must also include a signature guarantee if you are redeeming over $50,000 or instruct that the proceeds be sent to an address other than the address of record. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

                                                              REDEMPTIONS
                                                              BY MAIL

                                                              Generally, a properly
                                                              completed written
                                                              request for redemption
                                                              with any required
                                                              signature guarantee is
                                                              all that is required
                                                              for a redemption. In
                                                              some cases, however,
                                                              other documents may be
                                                              necessary.
-------------------------------------------------------------------------------------
 You may redeem shares by fax only if a signature guarantee   REDEMPTIONS BY FAX
 or other documentary evidence is not required. Redemption
 requests should be properly signed by all owners of the
 account and faxed to PFPC Global Fund Services, Inc. at
 (508) 871-9503. If fax redemptions are not available for
 any reason, you may use the fund's redemption by mail
 procedure described above.
-------------------------------------------------------------------------------------
 You may redeem shares by telephone. The proceeds can be      REDEMPTIONS BY
 sent by check to your address of record or by wire transfer  TELEPHONE to a bank account designated in your application. In
 addition, you may be asked to provide proper identification information. Telephone redemption requests may be made by
 calling the transfer agent at (800) 446-1013 between 9:00
 a.m. and 4:00 p.m. Eastern time on any day the New York
 Stock Exchange is open. If telephone redemptions are not
 available for any reason, you may use the fund's redemption by mail procedure described above.
-------------------------------------------------------------------------------------
 In all cases, your redemption price is the net asset value
 per share next determined after your request is received in good order. Redemption proceeds normally will be sent
 within seven days. However, if you recently purchased your
 shares by check, your redemption proceeds will not be sent
 to you until your original check clears which may take up
 to 15 days. Your redemption proceeds can be sent by check
 to your address of record or by wire transfer to a bank
 account designated on your application. Your bank may
 charge you a fee for wire transfers.

 If shares of Money Market Fund are redeemed before noon, Eastern time, you will not receive that day's dividends.
 You will receive that day's dividends if you redeem after noon, Eastern time.

                                                              REDEMPTION
                                                              PAYMENTS

                                                              Any request that your
                                                              redemption proceeds be
                                                              sent to a destination
                                                              other than your bank
                                                              account or address of
                                                              record must be in
                                                              writing and must
                                                              include a signature
                                                              guarantee.

             Salomon Brothers Institutional Investment Series - 15

 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

 SMALL ACCOUNT           If your account falls below $10,000 because of a redemption
 BALANCES/               of fund shares, the fund may ask you to bring your account
 MANDATORY REDEMPTIONS   up to the minimum requirement. If your account is still
                         below $10,000 after 30 days, the fund may close your account and send you the redemption proceeds. The fund may adopt
                         other policies from time to time requiring mandatory
                         redemption of shares in certain circumstances.
-------------------------------------------------------------------------------------
 SHARE CERTIFICATES      The funds do not issue share certificates.
-------------------------------------------------------------------------------------
 SHARE PRICE             You may buy, exchange or redeem shares at the net asset
                         value per share next determined after receipt of your
                         request in good order. Each fund's net asset value per share is the value of its assets minus its liabilities divided by the total shares outstanding. Each fund calculates its net asset value every day the New York Stock Exchange is open.
                         Emerging Markets Debt Fund and High Yield Bond Fund each
                         calculates its net asset value when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Money Market Fund calculates its net asset value
                         twice daily at 12:00 noon, Eastern time and at 4:00 p.m.,
                         Eastern time.

                         Emerging Markets Debt Fund and High Yield Bond Fund
                         generally value their securities based on market prices or quotations. The funds' currency conversions are done when
                         the London stock exchange closes, which is 12:00 noon
                         Eastern time. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events
                         occurring after a foreign exchange closes, the funds may
                         price those securities at fair value. Fair value is
                         determined in accordance with procedures approved by the
                         funds' board. A fund that uses fair value to price
                         securities may value those securities higher or lower than another fund using market quotations to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by a fund could change on days when you cannot buy or redeem shares.

                         Money Market Fund uses the amortized cost method to value
                         its portfolio securities. Using this method, the fund
                         constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

                         In order to buy, redeem or exchange shares at that day's
                         price, you must place your order with the transfer agent
                         before the New York Stock Exchange closes. If the New York
                         Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

                         Members of the funds' selling group must transmit all orders to buy, exchange or redeem shares to the funds' agent before the agent's close of business.
-------------------------------------------------------------------------------------
                         Each fund has the right to:
                           o Suspend the offering of shares.
                           o Waive or change minimum and additional investment amounts.
                           o Reject any purchase or exchange order.
                           o Change, revoke or suspend the exchange privilege.
                           o Suspend telephone transactions.
                           o Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange
                             Commission.
-------------------------------------------------------------------------------------
 REDEMPTIONS IN KIND     Each fund may make payment for shares wholly or in part by distributing portfolio securities to the shareholder. The
                         redeeming shareholder must pay transaction costs to sell
                         these securities.

             Salomon Brothers Institutional Investment Series - 16

 DIVIDENDS, DISTRIBUTIONS AND TAXES

The funds normally pay dividends and distribute capital gain, if any, as follows:

 FUND                       INCOME DIVIDEND         CAPITAL GAIN    DISTRIBUTIONS
                             DISTRIBUTIONS          DISTRIBUTIONS    MOSTLY FROM

 Emerging Markets               Annually              Annually         Income
 Debt

 High Yield Bond                Annually              Annually         Income

 Money Market          Declared Daily/Distributed     Annually         Income
                                Monthly

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Money Market Fund anticipates that it will normally not earn or distribute any long-term capital gains. Capital gain distributions and dividends are reinvested in additional fund shares.
Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

                                                                                    DIVIDENDS AND
                                                                                    DISTRIBUTIONS

                                                                                    Annual distributions of
                                                                                    income and capital gain
                                                                                    are made at the end of
                                                                                    the year in which the
                                                                                    income or gain is
                                                                                    realized, or the
                                                                                    beginning of the next
                                                                                    year.
-----------------------------------------------------------------------------------------------------------

 TRANSACTION                            FEDERAL INCOME TAX STATUS
 Redemption or exchange of shares       Usually capital gain or loss (except no gain
                                        or loss for Money Market Fund); long-term
                                        only if shares owned more than one year

 Long-term capital gain distributions   Long-term capital gain

 Short-term capital gain distributions  Ordinary income

 Dividends                              Ordinary income

 Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

 After the end of each year, the funds will provide you with information about the distributions and dividends that you received and, except for Money Market Fund, any redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on a portion of your distributions, dividends and, except for Money Market Fund, redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

                                                                                       TAXES

                                                                                       In general, redeeming
                                                                                       and exchanging shares
                                                                                       (except Money Market
                                                                                       Fund shares) and
                                                                                       receiving distributions
                                                                                       (whether in cash or
                                                                                       additional shares) are
                                                                                       all taxable events.

             Salomon Brothers Institutional Investment Series - 17

 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of each share for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the fund's financial statements, are included in the annual reports (available upon request).

 For a share of capital stock outstanding throughout each year:

                                 EMERGING MARKETS DEBT FUND                           HIGH YIELD BOND FUND
                                     FOR THE YEAR ENDED                                FOR THE YEAR ENDED
                                        FEBRUARY 28                                        FEBRUARY 28
                      --------------------------------------------------------------------------------------------------
                      2002(5)    2001(5)   2000(2)(5)  1999     1998     2002(5)   2001(5)   2000(2)(5)  1999     1998
                      --------------------------------------------------------------------------------------------------
NET ASSET VALUE
 BEGINNING OF PERIOD  $   6.39   $  6.31   $  4.95   $  7.21   $ 10.91   $  6.44   $  7.60   $  8.60   $  9.67   $ 11.13
                      --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment
 income                   0.69      0.79      0.65      0.62      1.69      0.59      0.78      0.80      1.04      1.51
Net realized and
 unrealized gain
 (loss) on
 investments              0.20      0.01      1.32     (2.29)    (0.27)    (0.46)    (0.94)    (1.11)    (1.05)    (0.34)
                      --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from
 investment
 operations               0.89      0.80      1.97     (1.67)     1.42      0.13     (0.16)    (0.31)    (0.01)     1.17
                      --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Dividends from net
 investment income       (0.57)    (0.72)    (0.61)    (0.59)    (1.77)    (0.47)    (1.00)    (0.69)    (1.00)    (1.66)
Distributions from
 net realized gain
 on investments             --        --        --     (0.00)*   (3.35)       --        --        --     (0.06)    (0.97)
                      --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and
 distributions           (0.57)    (0.72)    (0.61)    (0.59)    (5.12)    (0.47)    (1.00)    (0.69)    (1.06)    (2.63)
                      --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
OF PERIOD             $   6.71   $  6.39   $  6.31   $  4.95   $  7.21   $  6.10   $  6.44   $  7.60   $  8.60   $  9.67
                      --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                      --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSETS, END OF
PERIOD (000S)         $105,691   $63,191   $62,429   $30,523   $14,596   $66,330   $19,411   $51,415   $37,367   $22,664
Total return (1)         14.5%     13.4%     40.4%   (23.1)%     14.6%      2.1%    (1.2)%    (3.7)%      0.1%     11.1%
Ratios to average
net assets:
 Expenses                0.75%(3)  0.75%(3)  0.75%(3)  0.75%(3)  0.75%(3)  0.55%(4)  0.55%(4)  0.55%(4)  0.55%(4)  0.55%(4)
 Net investment
   income               10.64%    12.44%    11.12%    13.61%     8.53%     9.09%    10.59%     9.70%     8.80%     9.10%
Portfolio turnover
rate                      186%      266%      203%      295%      549%       59%       80%       39%      102%      189%
Before waiver of
management fee,
expenses absorbed by
manager and credits
on custodian cash
balances, net
investment income
per share and
expense ratios would
have been:
 Net investment
    income (loss)     $   0.68   $  0.78   $  0.63   $  0.59   $  1.18   $  0.58   $  0.75   $  0.77   $  0.94   $  0.93
 Expense ratio           0.92%     1.02%     1.02%     1.50%     3.34%     0.74%     0.96%     0.89%     1.39%     4.03%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Total return calculated for a period of less than one year is not annualized.

(2) For the year ended February 29, 2000.

(3) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.

(5) Per share amounts have been calculated using the monthly average shares method.

 *  Amount represents less than $0.01 per share.

             Salomon Brothers Institutional Investment Series - 18

 For a share of capital stock outstanding throughout each year ended:

                                                                               MONEY MARKET FUND
                                                              ---------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                                2001      2000       1999       1998       1997
                                                              ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  1.000   $ 1.000   $  1.000   $  1.000   $  1.000
                                                              --------   -------   --------   --------   --------
   Net investment income                                         0.041     0.063      0.051      0.054      0.055
   Dividends from net investment income                         (0.041)   (0.063)    (0.051)    (0.054)    (0.055)
                                                              --------   -------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD                                $  1.000   $ 1.000   $  1.000   $  1.000   $  1.000
                                                              --------   -------   --------   --------   --------
                                                              --------   -------   --------   --------   --------
NET ASSETS, END OF PERIOD (000S)                              $116,917   $97,865   $119,231   $138,941   $133,012
Total return                                                      4.1%      6.5%       5.2%       5.6%       5.6%

RATIOS TO AVERAGE NET ASSETS
   Expenses(1)                                                   0.18%     0.18%      0.17%      0.18%      0.18%
   Net investment income (loss)                                  4.08%     6.27%      5.04%      5.45%      5.48%
Before waiver of management fee, expenses absorbed by the
manager and credits earned on custodian cash balances, net
investment income per share and expense ratios would have
been:
   Expense ratio(1)                                              0.33%     0.34%      0.37%      0.37%      0.41%
   Net investment income per share                            $  0.039   $ 0.061   $  0.048   $  0.053   $  0.052

                              -------------------
(1) The ratio of expenses to average net assets will not exceed 0.18%, as a result of a voluntary expense limitation which went into effect in 1997.

             Salomon Brothers Institutional Investment Series - 19

                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES

--------------------------------------------------------------------------------

                           Emerging Markets Debt Fund
                              High Yield Bond Fund
                               Money Market Fund

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, by calling Salomon Brothers Asset Management or writing the funds at 388 Greenwich Street, New York, NY 10013.

  You can also review the funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act file no. 811-07497)

                Salomon Brothers Institutional Investment Series

                                    Rule 497(c) File Nos. 33-34423 and 811-06087

                       STATEMENT OF ADDITIONAL INFORMATION
                       SALOMON BROTHERS INVESTMENT SERIES
                                125 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                  (800) SALOMON
                                 (800) 725-6666

Salomon Brothers Investment Series consists of (i) Salomon Brothers All Cap Value Fund, ('All Cap Value Fund'), (ii) Salomon Brothers Asia Growth Fund ('Asia Growth Fund'), (iii) Salomon Brothers Balanced Fund ('Balanced Fund'),
(iv) Salomon Brothers California Tax Free Income Fund, ('California Tax Free Income Fund'), (v) Salomon Brothers Capital Fund ('Capital Fund'), (vi) Salomon Brothers Cash Management Fund ('Cash Management Fund'), (vii) Salomon Brothers High Yield Bond Fund ('High Yield Bond Fund'), (viii) Salomon Brothers International Equity Fund ('International Equity Fund'), (ix) Salomon Brothers Investors Value Fund ('Investors Value Fund'), (x) Salomon Brothers Large Cap Core Equity Fund ('Large Cap Core Equity Fund'), (xi) Salomon Brothers Large Cap Growth Fund ('Large Cap Growth Fund'), (xii) Salomon Brothers Mid Cap Fund ('Mid Cap Fund'), (xiii) Salomon Brothers National Tax Free Income Fund ('National Tax Free Income Fund'), (xiv) Salomon Brothers New York Municipal Money Market Fund ('New York Municipal Money Market Fund'), (xv) Salomon Brothers New York Tax Free Income Fund ('New York Tax Free Income Fund'), (xvi) Salomon Brothers Small Cap Growth Fund ('Small Cap Growth Fund'), (xvii) Salomon Brothers Strategic Bond Fund ('Strategic Bond Fund'), and (xviii) Salomon Brothers U.S. Government Income Fund ('U.S. Government Income Fund') (each, a 'Fund' and collectively, the 'Funds').

Each of the Capital Fund and Investors Value Fund is an open-end management investment company incorporated in Maryland. Each of the California Tax Free Income Fund, Mid Cap Fund, National Tax Free Income Fund and New York Tax Free Income Fund is an investment portfolio of Salomon Funds Trust, a Massachusetts business trust. Each of the other Funds is an investment portfolio of Salomon Brothers Series Funds Inc., an open-end management investment company incorporated in Maryland.

This Statement of Additional Information (the 'SAI') is not a prospectus and is only authorized for distribution only when preceded or accompanied by the Funds' current Prospectus, dated April 30, 2002, as supplemented form time to time (the 'Prospectus'). This SAI supplements and should be read in conjunction with the Prospectus. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. The Prospectus and copies of the Reports may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone numbers, listed above.

                                TABLE OF CONTENTS

The Funds..........................................................................     2
Additional Information on Fund Investments and Investment Policies.................     2
Additional Investment Activities and Risk Factors..................................    21
Investment Restrictions and Limitations............................................    48
Management.........................................................................    57
Principal Holders of Securities....................................................    71
Investment Manager.................................................................    83
Portfolio Transactions.............................................................    92
Net Asset Value....................................................................    94
Additional Purchase Information....................................................    95
Additional Redemption Information..................................................    97
Additional Information Concerning Taxes............................................    97
Performance Information and Data...................................................   103
Shareholder Services...............................................................   115
Account Services...................................................................   117
Capital Stock......................................................................   117
Custodian and Transfer Agent.......................................................   119
Independent Accountants............................................................   120
Counsel............................................................................   120
Financial Statements...............................................................   120
Special Investment Considerations Relating To California Municipal Obligations.....   A-1
Special Investment Considerations Relating To New York Municipal Obligations.......   B-1
Description of Ratings.............................................................   C-1
Special Investment Considerations Relating To Puerto Rico Municipal Obligations....   D-1

April 30, 2002

                                    THE FUNDS

Salomon Brothers Series Funds Inc is an open-end investment company incorporated in Maryland on April 17, 1990. Salomon Brothers Series Funds Inc is divided into twelve separate investment portfolios: All Cap Value Fund, Asia Growth Fund, Balanced Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, New York Municipal Money Market Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Income Fund (the 'Series Funds'). All of the Series Funds other than Asia Growth Fund and New York Municipal Money Market Fund are diversified portfolios.

Each of California Tax Free Income Fund, Mid Cap Fund, National Tax Free Income Fund and New York Tax Free Income Fund is an investment portfolio of Salomon Funds Trust, an open-end investment company organized as a Massachusetts business trust on May 27, 1986. Mid Cap Fund is a diversified portfolio. Each of California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund is a non-diversified portfolio.

Investors Value Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958. Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976.

Salomon Brothers Series Funds Inc, Capital Fund and Investors Value Fund are referred to herein individually as a 'Company,' or collectively as the 'Companies.' Salomon Funds Trust is referred to herein as the 'Trust'.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS
                             AND INVESTMENT POLICIES

The Prospectus describes each Fund's investment objective and key investment policies. The investment objectives of the Series Funds, Capital Fund and Investors Value Fund are fundamental policies which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940 (the'1940 Act').

The discussion below provides additional information about each Fund's investment policies and the types of securities and other instruments in which each Fund may invest. Reference herein to the Investment Manager means Salomon Brothers Asset Management Inc ('SBAM'). Except as otherwise noted, the policies described below are non-fundamental, which means that they may be changed without shareholder approval. Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund's assets for any other reason.

With respect to 80% investment policies for each of the Asia Growth Fund, California Tax Free Income Fund, High Yield Bond Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Income Fund, New York Tax Free Income Fund, Small Cap Growth Fund and U.S. Government Income Fund, 'related investments' include synthetic instruments that have economic characteristics similar to the securities in which the Fund invests and may also include securities collateralizing a repurchase agreement.

All Cap Value Fund

The All Cap Value Fund seeks to achieve its objective through investment in common stocks and common stock equivalents, including preferred stocks and other securities convertible into common stocks. The Fund also invests to a lesser extent in bonds and other debt instruments. There is no guarantee that the Fund will achieve its investment objective.

The Fund may invest up to 25% of its assets in securities of foreign issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.' The Fund may also invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Other Investment Companies.'

The Fund may invest in fixed-income securities. For additional information on fixed-income securities, see 'Additional Investment Activities and Risk Factors -- Fixed-Income Securities.'

The Fund is currently authorized to use derivatives. For additional information on derivatives, see 'Additional Investment Activities and Risk Factors - Derivatives.'

When SBAM believes that a defensive investment posture is warranted or when opportunities for capital growth to do not appear attractive, the Fund may temporarily invest all or a portion of its assets in short-term money market instruments, including repurchase agreements with respect to those instruments. The Fund is authorized to borrow money in an amount up to 10% of its total assets for temporary or emergency purposes.

The foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

Asia Growth Fund

The Asia Growth Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity and equity-related securities of 'Asian companies' and related investments. The Fund considers 'Asian companies' to include companies that are organized under the laws of any country in the Asian region other than Japan, Australia and New Zealand. The Fund also considers companies to be Asian Companies if Salomon Brothers Asia Pacific Limited ('SBAM AP'), the Fund's subadviser, determines that they (a) derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian countries, (b) maintain at least 50% of their assets in one or more of the Asian countries, or
(c) have securities which are traded principally on the stock exchange in an Asian country. The Fund is not limited in the amount of assets it can allocate to one or more Asian countries. Equity and equity related securities include common and preferred stock, bonds convertible into common and preferred stock, equity-linked debt securities, and American, Global or other types of Depositary Receipts.

More than 25% of the Fund's total assets may be denominated or quoted in the currencies of Hong Kong, Taiwan, China and South Korea. In this connection, SBAM AP anticipates that up to 40% of the Fund's total assets may be invested in Hong Kong. Under an agreement signed in 1984, Britain passed Hong Kong's sovereignty to China effective July 1, 1997. The long-term political, social and financial ramifications of China's assumption of sovereignty over Hong Kong, and the impact on the financial markets in Hong Kong, Asia or elsewhere, are uncertain.

The Fund from time to time may invest up to 10% of its total assets in non-convertible debt securities, which may include securities rated below investment grade by Standard & Poor's Rating Group ('S&P') and Moody's Investors Service, Inc. ('Moody's') with no minimum rating required, or comparable unrated securities, commonly known as 'junk bonds.' Certain of the debt securities in which the Fund may invest may be distressed debt securities. There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which may involve a high degree of risk, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The Fund may invest in fixed income securities issued by U.S. and foreign governments, their agencies or instrumentalities and supranational entities. For a discussion of the risks associated with sovereign government and supranational debt, see 'Additional Investment Activities and Risk Factors -- Obligations of Supranational Entities' and for additional information on fixed-income securities, see 'Additional Investment Activities and Risk Factors -- Fixed Income Securities.'

In order to maintain liquidity, the Fund may hold and/or invest up to 20% of its total assets in debt securities denominated in U.S. dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of an Asian Country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational entities'); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SBAM AP; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements (as described below under 'Additional Investment Activities and Risk Factors -- Repurchase Agreements') with respect to securities in which the Fund may invest. If at some future date, in the opinion of SBAM, adverse conditions prevail in the market for fixed-income, the Fund, for temporary defensive purposes, may invest its assets without limit in such instruments.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities; and may lend portfolio securities. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase certain securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund is currently authorized and intends to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Descriptions of these strategies and of certain risks associated therewith are contained herein.

The foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity and equity-related securities of Asian companies as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

Balanced Fund

The Balanced Fund seeks to achieve its objective through investment in a broad range of equity and fixed income securities of both U.S. and foreign issuers. However, under normal market conditions at least 40% of the Fund's assets are allocated to equity securities.

Up to 20% of the Fund's net assets may be invested in non-convertible fixed income securities that are rated Ba or lower by Moody's or BB or lower by S&P or Fitch, Inc. ('Fitch') or determined by SBAM to be of comparable quality. These securities are commonly known as 'junk bonds.' There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. Certain of the fixed income securities in which the Fund may invest may be distressed debt securities. For additional information on these lower rated, high yield debt securities, which involve a high degree of risk, see the discussion above under the investment objectives and policies for the High Yield Bond Fund and 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

In addition to corporate debt securities, the Fund may invest in U.S. Government securities and mortgage-backed securities, the types and characteristics of which are set forth below in the discussion under 'U.S. Government Income Fund' in this section of the SAI. The Fund may also purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities. For a description of these securities and the risks associated therewith see 'Additional Investment Activities and Risk Factors.' The Fund may invest in corporate asset-backed securities, the characteristics and risks of which are described above under 'Cash Management Fund' in this section of the SAI.

Other fixed income securities in which the Fund may invest include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ('PIK bonds'). For additional information on zero coupon bonds and PIK bonds, see 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, PIK Bonds and Deferred Payment Securities.' Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

The Fund may invest up to 20% (and generally expects to invest between 10% and 20%) of its total assets in foreign securities (including American Depositary Receipts). For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

The Fund may invest in fixed and floating rate loans ('Loans') arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ('Lenders'). The Fund may invest in such Loans in the form of participations in Loans ('Participations') and assignments of all or a portion of Loans from third parties ('Assignments'). See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices, see 'Additional Investment Activities and Risk Factors.' The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may invest in mortgage rolls. For additional information on mortgage rolls, see 'Additional Investment Activities and Risk Factors -- Mortgage Rolls.'

The Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission ('SEC'), the Commodity Futures Trading Commission ('CFTC') and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

California Tax Free Income Fund

The California Tax Free Income Fund seeks its objective by investing in debt securities consisting primarily of obligations issued by state and municipal governments and by other qualifying issuers ('Municipal Obligations') that pay interest that is exempt from both California personal income taxes and federal income taxes, including the federal alternative minimum tax ('California Municipal Obligations'). As a fundamental policy, at least 80% of the Fund's assets will be invested in California Municipal Obligations under normal circumstances. California Municipal Obligations include Municipal Obligations of the State of California and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers. For further information concerning Municipal Obligations of Puerto Rico, see Appendix D to this SAI.

Subject to the limitations set forth in the Prospectus, the Fund may invest up to 20% of its assets in short-term debt securities that pay interest that is subject to State and city personal income taxes and federal income taxes, including the federal alternative minimum tax. These debt securities may be issued by companies, the U.S. Government, or agencies of the U.S. Government. These investments may include commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

The Fund may purchase securities rated Baa by Moody's or BBB by S&P and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See 'Description of Ratings' in Appendix C. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund may not invest more than 10% of its assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.' The Fund may also invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Fund's Board.

Certain of the obligations that the Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase participation interests in Municipal Obligations, futures contracts and when-issued securities, and may lend portfolio securities. The Fund may also engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in investment funds. For a further description of these activities, see 'Additional Investment Activities and Risk Factors.'

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from lower quality or longer term investments.

For further information concerning California Municipal Obligations, see Additional Investment Activities and Risk Factors - California Risk Factors' and Appendix A .

The foregoing investment policies, other than the policy to invest 80% of the Fund's net assets in California Municipal Obligations, are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

Capital Fund

The Capital Fund invests primarily in equity securities of U.S. companies. These companies may range in size from established large capitalization companies to medium sized companies. However, the Fund may also invest in small capitalization companies at the beginning of their life cycles. The Investment Manager evaluates Companies of all sizes but emphasizes those with both market capitalizations and market float above $1 billion. Market capitalization refers to the total dollar amount of a company's outstanding common equity securities, while market float refers only to the dollar value of equity securities held by the public and would exclude securities held by insiders or affiliates of the issuer, or a block of securities amounting to 10 percent or more of the issuers outstanding securities. The Fund will not concentrate its investments in any particular industry.

The Fund may invest up to 20% of its assets in non-convertible securities rated below investment grade. These securities are commonly known as 'junk bonds.' There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. The Fund may also invest up to 10% of its assets in distressed debt securities that are in default or that are subject to bankruptcy proceedings. For additional information on lower rated, high yield debt securities and distressed debt securities which involve a high degree of risk, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The Fund may invest in fixed-income securities. For additional information on fixed-income securities, see 'Additional Investment Activities and Risk Factors -- Fixed-Income Securities.'

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or brokers-dealers.

When management deems it appropriate, for temporary defensive purposes, the Fund may also invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by SBAM to be of comparable quality. See 'Appendix C - Description of Ratings.' Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when SBAM believes interest rates may decline.

The Fund may invest in sovereign government and supranational debt. For a discussion of the risks associated with sovereign government and supranational debt, see 'Additional Investment Activities and Risk Factors -- Obligations of Supranational Entities.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may invest up to 20% of its assets in securities of foreign issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

As indicated below under 'Investment Restrictions and Limitations,' the Fund may from time to time lend portfolio securities to selected members of the NYSE. Such loans will not exceed 10% of the Fund's total assets taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities.'

As indicated below under 'Investment Restrictions and Limitations,' the Fund may invest in repurchase agreements in an amount up to 25% of its total assets. The Fund enters into repurchase agreements with respect to securities in which it may otherwise invest. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.' In addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the Fund may borrow up to an aggregate of 15% of the value of its total assets at the time of borrowing. In addition, the Fund may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The Fund shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the Fund's total assets. As a matter of operating policy, however, the Fund will not secure borrowings by more than 10% of the value of the Fund's total assets. For a discussion of the risks associated with borrowings, see 'Additional Investment Activities and Risk Factors -- Borrowing.'

As indicated below under 'Investment Restrictions and Limitations,' the Fund may not purchase or sell warrants. However, the Fund may invest in debt or other securities which have warrants attached, provided that the value of those warrants does exceed 10% of the value of the Fund's total assets. For a discussion of the risks associated with investing in warrants, see 'Additional Investment Activities and Risk Factors -- Warrants.'

As a hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Fund may use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies, other than the policies of the Fund with respect to the borrowing of money, the lending of portfolio securities and investments in illiquid securities and warrants, are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

Cash Management Fund

The Cash Management Fund is a money market fund that invests in high quality, U.S. dollar denominated short-term debt securities. The types of obligations in which the Cash Management Fund may invest include:

     (1) Securities issued or guaranteed by the U.S. government or by agencies or instrumentalities thereof. The Fund will invest in such obligations only where SBAM determines that the credit risk with respect to the issuer is minimal;

     (2) Obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets;

     (3) High-quality commercial paper and other high-quality short-term debt obligations; and

     (4) Obligations of the International Bank for Reconstruction and Development (also known as the 'World Bank'), other supranational organizations and foreign governments and their agencies and instrumentalities.

The Fund may also enter into repurchase agreements with respect to the obligations identified above. While the maturity of the underlying securities in a repurchase agreement transaction may be more than 397 days, the term of the repurchase agreement will always be less than 397 days. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.'

The Fund will, as a fundamental policy, invest at least 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements). However, if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for temporary defensive purposes, may temporarily invest less than 25% of its assets in bank obligations. Bank obligations that may be purchased by the Fund consist of obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations issued by foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets. Such obligations include certificates of deposit, commercial paper, bankers' acceptances and fixed time deposits. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. For a discussion of the risks associated with investing in bank obligations, see 'Additional Investment Activities and Risk Factors -- Bank Obligations.'

The commercial paper that may be purchased by the Fund consists of direct obligations of domestic issuers which are: (i) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ('NRSROs') or by one NRSRO if only one NRSRO has rated the security; or (ii) if not rated, deemed by SBAM to be of comparable quality to commercial paper so rated.

The Fund's investments in corporate debt securities will consist of non-convertible corporate debt securities such as bonds and debentures of domestic issuers that have 397 days or less remaining to maturity and are of an investment quality comparable to rated commercial paper in which the Fund may invest.

The Fund will purchase obligations of supranational entities only if such obligations, in the opinion of SBAM based on guidelines established by the Fund's Board of Directors, are of comparable quality to corporate obligations in which the Fund may invest. The Fund limits its investments in obligations of foreign governments and their agencies and instrumentalities to U.S. dollar-denominated commercial paper and other short-term notes issued or guaranteed by the governments or agencies and instrumentalities of Western Europe, including the United Kingdom, Spain, Portugal, Greece, Austria, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Finland and Ireland, and of Australia, New Zealand, Japan and Canada. For a description of supranational obligations and their associated risks, see 'Additional Investment Activities and Risk Factors -- Obligations of Supranational Entities.'

The Fund may also invest in high quality, short-term Municipal Obligations that carry yields that are competitive with those of other types of money market instruments in which the Fund may invest. Dividends paid by the Fund derived from interest on Municipal

Obligations that may be purchased by it will be taxable to shareholders for federal income tax purposes because the Fund will not qualify as an entity that can pass through the tax-exempt character of such interest.

The Fund may invest in floating and variable rate obligations with stated maturities in excess of 397 days upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding 397 days. For a further discussion of such obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'

The Fund may invest in securities of foreign issuers, including emerging market issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

The Fund may also invest in variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

The Fund may also purchase asset-backed securities. Any asset-backed securities held by the Fund must comply with its credit quality requirements and be deemed to have a maturity of 397 days or less in accordance with applicable regulations. For a further discussion of asset backed securities and the risks associated therewith, see 'Additional Investment Activities and Risk Factors -- Asset-Backed Securities.'

Among the Municipal Obligations that the Fund may invest in are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called 'lease obligations') entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. For a further discussion of municipal lease obligations, see 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SBAM, pursuant to guidelines which have been adopted by the Fund's Board and subject to the supervision of the Board, determines to be liquid.

The Fund may purchase securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

In view of the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations, except for temporary defensive purposes as described above, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See 'Additional Investment Activities and Risk Factors -- Bank Obligations.'

The Fund is not authorized to use any of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'

Except with respect to the Fund's policy to invest at least 25% of its assets in bank obligations, as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

High Yield Bond Fund

The High Yield Bond Fund invests, under normal market conditions, at least 80% of its assets in high yield bonds and related investments. Certain of the debt securities purchased by the Fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be comparable to securities so rated. The lower-rated bonds in which the Fund may invest are commonly referred to as 'junk bonds.' The Fund may also invest up to 35% of its total assets in foreign fixed-income securities issued by emerging market governmental entities or agencies. The Fund may also invest to a limited extent in distressed debt securities. See 'Additional Investment Activities and Risk Factors--High Yield Securities.'.

The Fund may also invest in zero coupon securities and pay-in-kind bonds, which involve special risk considerations. See 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities.'

The Fund may invest a portion of its assets in Loan Participations and Assignments. For a discussion of Loan Participations and Assignments and their associated risks, see 'Additional Investment Activities and Risk Factors -- Loan Participation and Assignments.'

The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SBAM, such purchase is appropriate.

In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in SBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations. For temporary defensive purposes, the Fund may invest without limit in such instruments.

The Fund may invest in sovereign government and supranational debt. For a discussion of the risks associated with sovereign government and supranational debt, see 'Additional Investment Activities and Risk Factors.'

The Fund is currently authorized to use derivatives. For additional information on derivatives, see 'Additional Investment Activities and Risk Factors -- Derivatives.'

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Fund may invest in securities of foreign issuers, including emerging market issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may invest in mortgage-backed and asset-backed securities. For additional information on mortgage-backed and asset-backed securities, see 'Additional Investment Activities and Risk Factors -- Fixed-Income Securities.'

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in high yield bonds as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

International Equity Fund

The International Equity Fund seeks to achieve its objective, by investing under normal circumstances, at least 80% of its assets in equity and equity-related securities of non-U.S. issuers, including issuers in developing countries, and related investments. Equity and equity-related securities include common stock, securities convertible into common stock, and trust or limited partnership interests, as well as securities purchased directly or in the form of sponsored American Depository Receipts, European Depository Receipts or other similar securities representing common stock of non-U.S. issuers. The Fund invests in a wide range of countries and emphasizes established companies with medium to large market capitalizations ($1 billion or more) and seasoned management teams. However, the Fund may invest up to 15% of its assets in the securities of issuers located in the U.S. In addition, the Fund emphasizes investments in developed markets, but may also invest up to 15% of its assets in companies located in developing countries.

Investing in foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Detailed information about foreign issuers may be unavailable due to less rigorous disclosure and accounting standards or regulatory practices. Foreign markets may also be smaller, less liquid and more volatile than U.S. markets and may be subject to more frequent disruptions due to economic, political or social conditions. To the extent that the Fund invests significantly in one country, the risks associated with foreign investments are more pronounced. For further discussion of foreign securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may also enter into repurchase agreements and reverse repurchase agreements and lend its portfolio securities in an amount not exceeding 33 1/3% of the value of its net assets.

The Fund may invest in sovereign government and supranational debt. For a discussion of the risks associated with sovereign government and supranational debt, see 'Additional Investment Activities and Risk Factors.'

The Fund may invest in fixed-income securities. For additional information on fixed-income securities, see 'Additional Investment Activities and Risk Factors -- Fixed-Income Securities.'

The Fund may also use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity and equity-related securities of non-U.S. issuers as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

Investors Value Fund

The Investors Value Fund maintains a carefully selected portfolio of securities diversified among industries and companies. The Fund may invest up to 25% of its net assets in any one industry. The Fund generally purchases marketable securities, primarily those traded on the New York Stock Exchange ('NYSE') or other national securities exchanges, but also issues traded in the over-the-counter market.

The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described below, the Fund may purchase certain Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging market issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.' The Fund may invest in various types of fixed income instruments, including from time to time up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's or comparable unrated securities, with no minimum rating required. There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. Certain of the debt securities in which the Fund may invest may be distressed debt securities. For additional information on these high yield debt securities, which involve a high degree of risk, see the description above of investment objectives and polices for the High Yield Bond Fund and 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

From time to time, the Fund may lend portfolio securities to brokers or dealers or other financial institutions. Such loans will not exceed 33 1/3% of the Fund's total assets, taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities.'

As indicated under 'Investment Restrictions and Limitations' below, the Fund may invest in repurchase agreements in an amount up to 25% of its total assets. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.' In addition, in order to meet redemption requests or as a temporary measure, the Fund may borrow up to an aggregate of 5% of its total assets taken at cost or value, whichever is less. The Fund shall borrow only from banks.

As a hedge against either a decline in the value of securities included in the Fund's portfolio or against an increase in the price of securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Fund may use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Descriptions of these strategies and of certain risks are contained herein.

The Fund may also invest in sovereign government and supranational debt. For a discussion of the risks associated with sovereign government and supranational debt, see 'Additional Investment Activities and Risk Factors.'

The foregoing investment policies, other than the Fund's policies with respect to repurchase agreements, borrowing of money and lending of portfolio securities, are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

Large Cap Core Equity Fund

The Large Cap Core Equity Fund invests in a portfolio consisting principally of U.S. equity securities, including convertible and preferred securities, that provide dividend or interest income. However, the Fund may also invest in non-income producing investments for potential appreciation in value. The Fund will invest, under normal circumstances, at least 80% of its assets in equity securities of companies with large market capitalizations and in related investments. The Fund considers companies with market capitalizations of $9 billion or more to be large capitalization companies. Subject to this 80% policy, the Fund may also invest in all types of fixed-income securities and to a limited extent, in below investment grade fixed income securities commonly known as 'junk bonds.' Certain of the debt securities in which the Fund may invest may be distressed debt securities. For additional information on these high yield debt securities, which may involve a high degree of risk, see 'Additional Activities and Risk Factors--High Yield Securities.'

The Fund may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Fund may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. Short-term investments may include repurchase agreements with banks or broker-dealers. For temporary defensive purposes, the Fun may invest without limit in such investments.

The Fund may invest up to 20% of its total assets in securities of foreign issuers, including emerging market issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.' The Fund may also invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index. In addition, the Fund may also engage in portfolio management strategies and techniques involving options, futures contracts and options on futures.

The Fund is currently authorized to use derivatives. For additional information on derivatives, see 'Additional Investment Activities and Risk Factors -- Derivatives.'

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity securities of companies with large market capitalizations as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

Large Cap Growth Fund

Large Cap Growth Fund invests primarily in equity securities of U.S. large cap issuers. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers large cap issuers to be issuers that, at the time of purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the United States equity market. The Fund may invest up to 20% of its assets in smaller capitalized companies. See 'Additional Investment Activities and Risk Factors -- Smaller Capitalized Companies' for a discussion of risks.

The Fund may invest up to 15% of its assets in securities of foreign issuers, including emerging market issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.' The Fund may also purchase securities for which there is limited trading market or which are subject to restrictions on resale to the public. The Fund may not invest more than 15% of its assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may invest in fixed-income securities. For additional information on fixed-income securities, see 'Additional Investment Activities and Risk Factors -- Fixed-Income Securities.'

The Fund may also enter into repurchase agreements and reverse repurchase agreements and lend its portfolio securities in an amount not exceeding 33 1/3% of the value of its net assets.

The Fund may also use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity securities of U.S. large cap issuers as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

Mid Cap Fund

The Mid Cap Fund invests primarily in equity securities of medium sized companies. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. A company is considered medium-sized if its market capitalization is within the range of the market capitalizations of companies in the Standard & Poor's MidCap 400 Index, an index of medium capitalization stocks. The size of the companies in the Standard & Poor's MidCap 400 Index changes with market conditions and the composition of the Index. The Fund's equity securities may include stocks listed in the Standard & Poor's MidCap 400 Index and may also include other common stocks, securities convertible into common stocks, preferred stocks and warrants.

The Fund may invest up to 20% of its assets in non-convertible bonds, notes and debt securities when SBAM believes that their total return potential equals or exceeds the potential return of equity securities. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SBAM to be of equivalent quality. See Appendix C to this SAI for a description of such ratings. The Fund may also invest up to 20% of its total assets in equity securities of foreign issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective of long-term growth of capital.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Fund may engage in short sales of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Fund may invest in sovereign government and supranational debt. For a discussion of the risks associated with sovereign government and supranational debt, see 'Additional Investment Activities and Risk Factors -- Obligations of Supranational Entities.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may invest in securities of foreign issuers, including emerging market issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

The Fund is currently authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity securities of medium-sized companies as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

National Tax Free Income Fund

National Tax Free Income Fund seeks to meet its objective by investing in Municipal Obligations that pay interest that is exempt from federal income taxes including the federal alternative minimum tax. As a fundamental policy, under normal circumstances, the Fund invests at least 80% of the its assets in tax-exempt Municipal Obligations. These obligations may include Municipal Obligations of Puerto Rico and other U.S. territories. For further information concerning Municipal Obligations of Puerto Rico, see Appendix D to this SAI.

The Fund may invest up to 20% of its assets in short-term debt securities that pay interest that is subject to federal income taxes. These debt securities may be issued by companies, the U.S. Government, or agencies of the U.S. Government. These investments may include commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

The Fund may purchase securities rated Baa by Moody's or BBB by S&P's and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See 'Description of Ratings' in Appendix C. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund may not invest more than 15% of its assets in illiquid securities such as restricted securities, which are illiquid and or securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule

144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.' . The Fund may also invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

The Fund may purchase when-issued securities. See 'Additional Investment Activities and Risk Factors--When-Issued Securities' for a description of such securities and their associated risks.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase futures contracts and when-issued securities, and may lend portfolio securities. The Fund may also engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in investment funds. For a further description of these activities, see 'Additional Investment Activities and Risk Factors.'

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market and short- term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

Except with respect to the Fund's policy to invest at least 80% of its assets in tax-exempt Municipal Obligations as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Board without the approval of shareholders.

New York Municipal Money Market Fund

The types of obligations in which New York Municipal Money Market Fund may invest include:

(1) Municipal commercial paper that is rated 'P-1' or 'P-2' by Moody's or 'A-1' or 'A-2' by S&P or, if not rated, is, in the opinion of SBAM based on guidelines established by the Fund's Board of Directors, of comparable quality to rated municipal commercial paper in which the Fund may invest (see 'Description of Ratings' in Appendix C);

(2) Municipal notes that are rated 'MIG 1', 'MIG 2' (or 'VMIG 1' or 'VMIG 2' in the case of variable rate demand notes), 'P-1', 'P-2' or 'Aa' or better by Moody's or 'SP-1', 'SP-2', 'A-1', 'A-2' or 'AA' or better by S&P or, if not rated, are, in the opinion of SBAM based on guidelines established by the Funds' Board, of investment quality comparable to rated municipal notes in which the Fund may invest; and

(3) Municipal bonds which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or, if not rated, are, in the opinion of SBAM based on guidelines established by the Series Funds' Board of Directors, of comparable quality to rated municipal bonds in which the Fund may invest.

As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its assets in high-quality, short-term New York Municipal Obligations which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam) and related investments. For further information concerning Municipal Obligations of Puerto Rico, see Appendix D to this SAI. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal income taxes, but may be subject to the federal alternative minimum tax. To the extent not so invested, the remaining 20% of the Fund's assets may be invested in high quality, short-term money market instruments, the income from which is subject to New York and federal income taxes. However, the Fund currently intends to invest substantially all of its assets in Municipal Obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and New York City. See 'Additional Information Concerning Taxes.' To the extent that the unavailability of suitable obligations for investment by the Fund prevents it from investing substantially all of its assets in such obligations, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities.

Taxable money market instruments that may be purchased by the Fund include securities issued or guaranteed as to principal and interest by the United States government or by agencies or instrumentalities thereof; obligations issued or guaranteed by United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets; high quality commercial paper and other high quality short-term debt obligations; and obligations of the World Bank, other supranational organizations and foreign governments and their agencies and instrumentalities.

For a discussion of the U.S. government securities, bank obligations and World Bank and other supranational and foreign government obligations in which the Fund may invest, see the description under 'Cash Management Fund' in this section of the SAI.

The commercial paper that may be purchased by the Fund consists of direct obligations of domestic and foreign issuers which are (i) rated 'P-1' or 'P-2' by Moody's or 'A-1' or 'A-2' by S&P or (ii) if not rated, are issued or guaranteed as to principal and interest by issuers having an extensive debt security rating of 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of SBAM, of comparable quality to rated commercial paper in which the Fund may invest. The corporate debt securities in which the Fund may invest will consist of non-convertible corporate debt securities such as bonds and debentures which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of SBAM, of comparable quality to rated debt securities in which the Fund may invest. The Fund may also enter into repurchase agreements with respect to the taxable obligations identified above. See 'Repurchase Agreements' under 'Additional Investment Activities and Risk Factors.' Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

If at some future date, in SBAM's opinion, adverse conditions prevail in the market for Municipal Obligations exempt from federal income tax (not including the federal alternative minimum tax) and from the personal income taxes of the State of New York and New York City, the Fund may, for temporary defensive purposes, invest more than 20% of its assets in Municipal Obligations issued by other states, their agencies or instrumentalities or in taxable money market instruments. Moreover, if at some future date, in the opinion of SBAM, adverse conditions in the market for municipal securities generally should prevail, the Fund may temporarily invest more than 20% of its assets in cash reserves or in taxable money market instruments in order to maintain a defensive posture. To the extent that the Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other temporary defensive purposes, its investment objective of seeking income exempt from federal income tax (not including the federal alternative minimum tax) and the personal income taxes of New York State and New York City may not be achieved.

Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as thirty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Fund. Municipal commercial paper that may be purchased by the Fund consists of short-term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks and other institutions. For a more detailed description of the different types of Municipal Obligations see 'Additional Investment Activities and Risk Factors--Municipal Obligations.'

The interest on private activity bonds issued after August 7, 1986 is an item of tax preference for purposes of the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The Fund's portfolio may also include 'moral obligation' securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

The Fund's classification as a 'non-diversified' investment company means that the proportion of the Fund's assets that are permitted to be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Fund limits its investments so that with regard to 75% of total assets, no more than 5% of assets are invested in the securities of a single issuer, and with respect to the remaining 25% of total assets, no more than 5% of total assets are invested in the securities of a single issuer unless such securities meet certain credit quality requirements. Because the Fund has the ability, like many other single-state tax-free money market funds, to invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be riskier than an investment in other types of money market funds.

From time to time the Fund may invest 25% or more of its assets in Municipal Obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, Municipal Obligations the interest on which is paid from revenues of similar types of projects. In addition, from time to time, the Fund may invest 25% or more of its assets in industrial development bonds, which, although issued by industrial development authorities, may be backed only by those assets and revenues of non-governmental users.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor SBAM will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

The Fund may invest without limitation in obligations that are guaranteed or have other credit support provided by a foreign bank. The Fund's ability to receive payment with respect to any such guarantee or other credit support may involve certain risks, such as future political, social and economic developments, less governmental supervision and regulation, market liquidity differences, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the guarantee or other credit support and the difficulty of obtaining or enforcing a judgment against the bank.

Certain of the obligations that the Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'

The Fund may purchase participation certificates issued by a bank, insurance company or other financial institution in obligations that may otherwise be purchased by the Fund. For a further discussion of participation certificates, see 'Additional Investment Activities and Risk Factors -- Participation Certificates.'

The Fund may invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SBAM, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid.

The Fund may purchase securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

The Fund may enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date.

The Fund is not authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'

The Fund intends to invest a high proportion of its assets in New York Municipal Obligations and as a result is susceptible to events and risks affecting the New York market. For further information concerning New York Municipal Obligations, see 'Additional Investment Activities and Risk Factors - New York Risk Factors' and Appendix B to this SAI.

Except with respect to the Fund's policy to invest at least 80% of its assets in tax-exempt obligations, as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

New York Tax Free Income Fund

The New York Tax Free Income Fund seeks its objective by investing in Municipal Obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax ('New York Municipal Obligations'). As a fundamental policy, under normal circumstances at least 80% of the Fund's assets are invested in New York Municipal Obligations. New York Municipal Obligations include Municipal Obligations of New York State and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers. For further information concerning Municipal Obligations of Puerto Rico, see Appendix D to this SAI.

The Fund may invest up to 20% of its assets in short-term debt securities that pay interest that is subject to federal income taxes. These debt securities may be issued by companies, the U.S. Government, or agencies of the U.S. Government. These investments may include commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

The Fund may purchase securities rated Baa by Moody's or BBB by S&P's and securities of comparable quality, which may have higher risk on nonpayment of principal and interest. See 'Description of Ratings' in Appendix C. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund may not invest more than 15% of its assets in illiquid securities, such as restricted securities which are illiquid or securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.' For further discussion of illiquid securities, see 'Additional Investment Activities and Risk Factors --Restricted Securities and Securities with limited Trading Markets. The Fund may also invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

Certain of the obligations that the Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase futures contracts and when-issued securities, and may lend portfolio securities. The Fund may also engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in investment funds. For a further description of these activities, see 'Additional Investment Activities and Risk Factors,

The Fund is currently authorized to use derivatives. For additional information on derivatives, see 'Additional Investment Activities and Risk Factors -- Derivatives.'

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market and short- term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

The Fund intends to invest a high proportion of its assets in New York Municipal Obligations and as a result is susceptible to events and risks affecting the New York market. For further information concerning New York Municipal Obligations, see 'Additional Investment Activities and Risk Factors - New York Risk Factors' and Appendix B to this SAI.

Except with respect to the Fund's policy to invest at least 80% of its assets in New York Municipal Obligations, as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Board of Trustees without the approval of shareholders.

Small Cap Growth Fund

The Small Cap Growth Fund invests primarily in equity securities of small cap issuers. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers companies with market capitalizations at the time of purchase by the Fund similar to that of companies included in the Russell 2000 Growth Index to be small cap companies. The Russell 2000 Growth Index includes companies with market capitalizations below the top 1,000 stocks of the equity market. The Fund also may invest up to 20% of its total assets in equity securities of foreign issuers.

The Fund may invest up to 20% of its assets in non-convertible bonds, notes and debt securities when SBAM believes that their total return potential equals or exceeds the potential return of equity securities. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SBAM to be of equivalent quality. See Appendix C to this SAI for a description of such ratings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Fund may engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund is currently authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' It is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity securities of small cap issuers as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

Strategic Bond Fund

The Strategic Bond Fund invests primarily in a globally diverse portfolio of fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in bonds and related investments. In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy). If at some future date, in the opinion of SBAM, adverse conditions prevail in the market for fixed-income securities, the Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments. The types and characteristics of the money market securities to be purchased by the Fund are set forth in the discussion under 'Cash Management Fund' in this section of the SAI.

In pursuing the Fund's investment objectives, the Fund reserves the right to invest predominantly in medium or lower-rated securities, commonly known as 'junk bonds.' Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Fund's assets in domestic and developing country debt securities that are rated below investment grade, the Fund may invest a greater percentage in such securities when, in SBAM's determination, the yield available from such securities outweighs their additional risks. SBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in such securities.

Certain of the debt securities in which the Fund may invest may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings, or may be distressed debt securities. See 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The high yield sovereign debt securities in which the Fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. SBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. For a description of Brady Bonds, see 'Additional Investment Activities and Risk Factors -- High Yield Securities' and 'Brady Bonds.' SBAM anticipates that the Fund's investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. SBAM also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises. For a more detailed discussion of high yield sovereign debt securities, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities (including emerging market securities). Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the Fund's assets that can be invested in non-dollar denominated securities. SBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in foreign securities. These risks are described under the captions 'Additional Investment Activities and Risk Factors -- Foreign Securities.' Moreover, substantial investments in foreign securities may have adverse tax implications as described under 'Additional Information Concerning Taxes.' The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Fund's exposure to a single market. The Fund may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. The Fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

The Fund may invest in zero coupon securities, pay-in-kind bonds, Loan Participations and Assignments. See 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities' and ' -- Loan Participations and Assignments.'

The types and characteristics of the U.S. government obligations and mortgage backed securities to be purchased by the Fund are set forth under 'U.S. Government Income Fund' in this section of the SAI. In addition, the Fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. The Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities.

The Fund may invest in mortgage rolls. For additional information on mortgage rolls, see 'Additional Investment Activities and Risk Factors -- Mortgage Rolls.'

The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in SBAM's opinion such purchase is appropriate.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage 'dollar rolls.'

For more information regarding the investment practices described above and the risks associated therewith, see generally 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors - Derivatives.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies, other than the Fund's investment objectives, are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in bonds as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.


U.S. Government Income Fund

The U.S. Government Income Fund seeks to attain its objective by investing, under normal circumstances, substantially all of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The securities in which the Fund may invest are:

     (1) U.S. Treasury obligations;

     (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

     (3) mortgage-backed securities guaranteed by the Government National Mortgage Association ('GNMA'), popularly known as 'Ginnie Maes,' that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation ('FHLMC') and the Federal National Mortgage Association ('FNMA'), commonly known as 'Fannie Maes';

     (5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed:
     (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities; or (ii) by the full faith and credit of the U.S. government;

     (6) repurchase agreements collateralized by any of the above; and

     (7) derivative contracts (such as futures and options) relating to any of the above.

Any guarantee of the securities in which the Fund invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fund and not to the purchase of shares of the Fund.

From time to time, a significant portion of the Fund's assets may be invested in mortgage-backed securities. The mortgage-backed securities in which the U.S. Government Income Fund invests represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

The U.S. Government Income Fund currently expects that it will maintain an average portfolio effective duration of two to four years. Duration is an approximate measure of the sensitivity of the value of a fixed income security to changes in interest rates. In general, the percentage change in a fixed income security's value in response to changes in interest rates is a function of that security's duration multiplied by the percentage point change in interest rates. The Fund may, however, invest in securities of any maturity or effective duration and accordingly, the composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the SBAM's determination of how best to achieve the Fund's investment objective. With respect to mortgage-backed securities in which the Fund invests, average maturity and duration are determined by using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic parameters. These estimates may vary from actual results, particularly during periods of extreme market volatility. In addition, the average maturity and duration of mortgage-backed derivative securities may not accurately reflect the price volatility of such securities under certain market conditions.

The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. For further discussion of mortgage-backed securities and collateralized mortgage obligations and their associated risks, see 'Additional Investment Activities and Risk Factors -- Mortgage-Backed Securities' and 'Additional Information on Fund Instruments and Investment Policies -- Mortgage-Backed Securities.'

While the Fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater credit risks. Shares of the Fund are neither insured nor guaranteed by the U.S. government, its agencies or instrumentalities. Neither the issuance by nor the guarantee of a U.S. government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the U.S. Government Income Fund will receive the originally anticipated yield on the security.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may invest in mortgage rolls. For additional information on mortgage rolls, see 'Additional Investment Activities and Risk Factors -- Mortgage Rolls.'

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders. As described above, the Fund currently invests, under normal circumstances, substantially all of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. If, however the Fund were to change its investment policy so that less than 80% of its assets, under normal circumstances, could be invested in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, the Fund would give written notice to its shareholders at least 60 days prior to implementing the change.

                ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS

Foreign Securities

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.


Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. For example, Argentina has been struggling to reform its economy and restructure its government debt obligations. This restructuring along with a weak economy have negative implications for Argentina's stock market. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a Fund's portfolio.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be 'eligible sub-custodians,' as defined in the 1940 Act, for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Obligations of Supranational Entities

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World

Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Fixed-Income Securities

Changes in market yields will affect a Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Because the California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund and New York Tax Free Income Fund invest primarily in fixed-income securities that are Municipal Obligations, they are more susceptible to factors adversely affecting issuers of such obligations than funds that are not so concentrated. The secondary market for Municipal Obligations may be less liquid than for most taxable fixed-income securities. Consequently, the ability of these Funds to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of Municipal Obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of Municipal Obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of such Funds to recover payments of principal or interest on such securities. For more information regarding Municipal Obligations, see below.

Municipal Obligations

Municipal Obligations include municipal bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States (including, for example, the District of Columbia, Puerto Rico, Guam and certain Native American tribes) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).

Municipal Obligation bonds generally have a maturity at the time of issue of one year or more and are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are 'general obligation' and 'revenue' bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. Each of California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund may invest more than 25% of its assets in (i) industrial revenue bonds issued to finance industrial projects, and (ii) Municipal Obligations issued to finance housing, electrical utilities and hospitals (although a Fund may not invest more than 25% of its assets at any time in debt securities financing any one of housing, electrical utilities, or hospitals, considered as three separate categories). Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result projects may not generate sufficient revenues to pay principal and interest on Municipal Obligations held by a Fund.

Municipal Obligation notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most Municipal Obligation notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal Obligation notes generally have maturities of one year or less. Municipal Obligation notes include:

     1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

     2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

     3. Tax and Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by a state or municipality to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

     4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes. Bond Anticipation Notes are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal Obligation commercial paper typically represents short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

In determining the tax status of interest on Municipal Obligations, the Investment Manager relies without independent review on opinions rendered at the time of issuance of bond counsel who may be counsel to the issuer.

California Risk Factors

California Tax Free Income Fund intends to invest a high proportion of its assets in California Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations.

The California economy has been in a recession starting in 2001 and is currently experiencing an economic downturn, declining revenues and budget shortfalls. In California, the impact of the recession has been particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11, 2001 have exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. The State of California predicts there will be continued weakness through at least the first half of 2002. The slowdown in the California economy, combined with weakness in the stock market has resulted in a dramatic decline in California general fund revenues compared to the estimates made at the time of the enactment in 2001 budget.

Furthermore, California's energy problem, which resulted in rolling blackouts and a declaration of a state of emergency in January 2001, could persist. Future disruptions in electricity or natural gas supplies could adversely affect the State's economy, especially since reliability of supply is important for several of the State's key industries, including computer services, electronics manufacturing, and biotechnology. It is not presently possible to determine the extent to which these events could adversely affect California's economy and fiscal condition, or the market for California Municipal Obligations.

For further information concerning California Municipal Obligations, see Appendix A to this SAI. The summary set forth above and in Appendix A is included for the purpose of providing a general description of the State of California credit and financial conditions, is based on information from statements of issuers of California Municipal Obligations, and does not purport to be complete. The Fund is not responsible for the accuracy or timeliness of this information.

New York Risk Factors

As each of New York Municipal Money Market Fund and New York Tax Free Income Fund invests a high proportion of its assets in Municipal Obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities, payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Many complex political, social and economic forces influence New York State's economy and finances, which may in turn affect New York's financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control.

Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. The recent downturn in the financial markets may indicate a prolonged downturn in the wider economy. Since the securities industry is more important to the New York economy than the national economy as a whole, the impact of such a downturn potentially could be amplified on New York. The risk of a downturn in the financial markets, and the New York economy in particular, has been heightened by the terrorist attacks on New York City on September 11, 2001. It is likely that the revenue base of New York City and New York state will experience some decline, and spending pressure related to the clean-up and economic redevelopment of the World Trade Center site will be substantial. New York State estimates that tens of thousands of jobs have been lost or displaced from New York, at least temporarily, due to the events of September 11, 2001. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost more than 30,000 jobs. New York State estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. This decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as by the transfer of dislocated workers out-of-state.

At this time, it is not possible to predict what impact, if any, these events will have on the ability of New York municipal issuers to make prompt payments of principal and interest on New York Municipal Obligations. The credit quality of certain New York Municipal Obligations may be downgraded as a result of these events. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York Municipal Obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

For further information concerning New York Municipal Obligations, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of New York credit and financial conditions, is based on information from statements of issuers of New York Municipal Obligations, and does not purport to be complete. The Funds are not responsible for the accuracy or timeliness of this information.

High Yield Securities

The High Yield Bond Fund and the Strategic Bond Fund may invest up to all of the Funds' total assets in domestic and foreign 'high yield' securities, commonly known as 'junk bonds.' The Investors Fund, Capital Fund and Balanced Fund may invest without limitation in convertible securities of this type and up to 5%, 20% and 20%, respectively, of their net assets in non-convertible securities of this type. The Asia Growth Fund may invest without limitation in convertible non-U.S. high yield securities and up to 10% of its total assets in non-convertible non-U.S. high yield securities. The Large Cap Core Equity Fund may invest up to 20% of its total assets in U.S and non-U.S. high yield securities.

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix C. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

A.   High Yield Corporate Securities

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable Funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

B.   High Yield Foreign Sovereign Debt Securities

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose Funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. See 'Foreign Securities' above. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

C.   Distressed Debt Securities

As part of investing in high yield securities, the Asia Growth Fund, Balanced Fund, Capital Fund, High Yield Bond Fund, Investors Value Fund, Large Cap Core Equity Fund and Strategic Bond Fund may invest in distressed debt securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the Investment Manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A Fund will generally make such investments only when the Investment Manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will received new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan or reorganization is adopted with respect to the distressed debt securities held by the Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan or reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. None of the Funds will generally invest more than 5% of their assets in securities that are already in default or subject to bankruptcy proceedings, although the Capital Fund may invest up to 10% of its assets in such securities.

Brady Bonds

Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas E. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the 'IMF'). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as 'Brady Bonds.' Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Investment Manager believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the Investment Manager's expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ('LIBOR') rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Funds may invest are likely to be acquired at a discount, which involves certain considerations discussed below under 'Additional Information Concerning Taxes.'

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ('Ginnie Maes')); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ('Freddie Macs')). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Bank Obligations

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See 'Foreign Securities' above. None of the Funds will purchase bank obligations which the Investment Manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

Floating and Variable Rate Instruments

Certain Funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as the fixed-income securities which the Fund is otherwise permitted to purchase. The Investment Manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as 'not readily marketable' and therefore illiquid.


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

A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by such Fund between that bank and the Fund's custodian.

Asset-Backed Securities

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Mortgage-Backed Securities

The following describes certain characteristics of mortgage-backed securities. Mortgage-backed securities acquired by the U.S. Government Income Fund will be limited to those issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Strategic Bond Fund and Balanced Fund may, in addition, purchase privately issued mortgage securities which are not guaranteed by the U.S. government, its agencies or instrumentalities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a Fund may invest in those new types of mortgage-backed securities that the Investment Manager believes may assist it in achieving the Fund's investment objective(s).

Background. Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Yield Characteristics. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.


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

Guaranteed Mortgage Pass-Through Securities. The U.S. Government Income, Strategic Bond and Balanced Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a Fund and not to the purchase of shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or 'TBA' basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae, the Federal National Mortgage Association ('Fannie Mae') and Freddie Mac.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buydown' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ('FHA Loans') or Veterans' Administration Loans ('VA Loans') and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans;
(iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC


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

Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Privately-Issued Mortgage Securities

The Strategic Bond Fund and Balanced Fund may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Collateralized Mortgage Obligations and Multiclass Pass-through Securities

The U.S. Government Income Fund and Strategic Bond Fund may invest in collateralized mortgage obligations ('CMOs'). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as 'Mortgage Assets'). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs acquired by the U.S. Government Income Fund will be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government and, if available in the future, the U.S. government.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a 'tranche,' is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The U.S. Government Income and Strategic Bond Funds have no present intention to invest in CMO residuals. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the


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

anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

The U.S. Government Income Fund and Strategic Bond Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ('PAC Bonds'). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Stripped Mortgage Securities

The Strategic Bond Fund may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ('IO' or interest-only), while the other class will receive all of the principal ('PO' or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs, Levered IOs and IOettes which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See 'Additional Information Concerning Taxes.'

Mortgage Rolls

The U.S. Government Income Fund, Strategic Bond Fund and Balanced Fund may enter into mortgage 'dollar rolls' in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a mortgage 'dollar roll,' it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Adjustable Rate Mortgage Securities

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or 'cap rates') for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Inverse Floating Rate Obligations

Certain Funds may invest in inverse floating rate obligations, or 'inverse floaters.' Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the 'reference rate'). Inverse floaters may constitute a class of Collateralized Mortgage Obligations ('CMOs') with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Small Cap Companies

Investments in Small Cap Companies may involve greater risks and volatility than investments in larger companies. Small Cap Companies may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, Small Cap Companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of Small Cap Companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

Real Estate Investment Trusts

Each of All Cap Value Fund, Balanced Fund, Capital Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Growth Fund and Strategic Bond Fund may invest in equity REITs. REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The Capital Fund may only invest in equity REITs that are registered under the 1933 Act and are readily marketable. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. The are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the 'Code'), and failing to maintain exemption from the 1940 Act.

Warrants

Subject to any restriction set forth in 'Investment Restrictions and Limitations,' each of All Cap Value, Asia Growth Fund, Balanced Fund, High Yield Bond Fund, Investors Value Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Income Fund may invest in Warrants. Capital Fund may indirectly invest in warrants through the purchase of debt securities which have warrants attached, so long as the value of the warrants does not exceed 10% of the Fund's total assets. Warrants are securities which permit, but do not obligate, their


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

holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Other Investment Companies

As indicated under 'Investment Restrictions and Limitations' below, a Fund may from time to time invest in securities of other investment companies, subject to the limits of the applicable statutory and regulatory limitations.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Funds do not intend to invest in such vehicles or funds unless the Investment Manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

Repurchase Agreements

Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a Fund, as the buyer, at a mutually agreed upon time and price.

Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Investment Manager based on guidelines established by the Fund's Board, are deemed creditworthy. The Investment Manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.

Short Sales

Each of All Cap Value, California Tax Free Income Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Income Fund, New York Tax Free Income Fund and Small Cap Growth Fund may from time to time sell securities short 'against the box.' If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the Fund) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result a Fund will lose the benefit of any such appreciation. A Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

Loans of Portfolio Securities

Each of the Funds, except the Cash Management Fund and New York Municipal Money Market Fund, may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such


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

activity would not cause any adverse tax consequences to a Fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with a Fund.

Rule 144A Securities

Certain Funds may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. The Securities and Exchange Commission (the 'SEC') stated that the ultimate responsibility for liquidity determinations is that of an investment company's Board of Directors or Board of Trustees. However, the Commission stated that the Board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the Board retains sufficient oversight. The Board of each Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, each Board has delegated to the Investment Manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each Fund's Board periodically reviews Fund purchases and sales of Rule 144A securities. For each of California Tax Free Income Fund, Mid Cap Fund, National Tax Free Income Fund and New York Tax Free Income Fund. Rule 144A securities are deemed illiquid, unless it is determined, based on trading markets for a specific Rule 144A securities, that it is liquid.

To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The Investment Manager, under the supervision of the Fund's Board, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Participation Interests and Certificates

California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund may purchase from banks, insurance companies or other financial institutions on behalf of each Fund participation interests in all or part of specific holdings of Municipal Obligations. These Funds have the right to sell the participation interest back to the institution and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Funds' credit standards at the time of purchase of the participation interests. Each participation interest is backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. Participation interests will only be purchased if in the opinion of counsel to the issuer interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Funds.

The New York Municipal Money Market Fund may invest in participation certificates. A participation certificate gives a Fund an undivided interest in the underlying obligations in the proportion that a Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

Firm Commitments and When-Issued Securities

Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


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

Zero Coupon Securities, PIK Bonds and Deferred Payment Securities

Certain of the Funds may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Loan Participations and Assignments

Certain of the Funds may invest in Loan Participations and Assignments. The Funds consider these investments to be investments in debt securities for purposes of this SAI. Loan Participations typically will result in a Fund having a contractual relationship only with the Lender that sold the Participation, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Manager to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Each Fund's Board has adopted policies and procedures for the purpose of determining whether Assignments and Loan Participations are liquid or illiquid. Pursuant to those policies and procedures, the Board has delegated to the Investment Manager the determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment, the time needed to dispose of it and the contractual provisions of the relevant documentation. The Board periodically reviews purchases and sales of Assignments and Loan Participations. To the extent that liquid Assignments and Loan Participation that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The Investment Manager, under the supervision of the Fund's Board, monitors Fund investments in Assignments and Loan Participations and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Fund's Board, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the Loan and of the Lender; (ii) the current interest rate, the period until next rate reset and the maturity of the Loan; (iii) recent prices in the market for similar Loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See 'Net Asset Value.'

Municipal Lease Obligations

California Tax Free Income Fund, Cash Management Fund, National Tax Free Income Fund, New York Municipal Money Market Fund and New York Tax Free Income Fund may invest in municipal lease obligations. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain 'nonappropriation' clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although 'nonappropriation' lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

Restricted Securities and Securities with Limited Trading Markets

Certain Funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities. A Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described herein, certain Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. A Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the Fund's applicable limitation on investments in illiquid securities. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a Fund's portfolio. The Investment Manager, under the supervision of a Fund's Board, is responsible for monitoring the liquidity of Rule 144A securities and the selection of such securities. The Board periodically reviews purchases and sales of such securities.

Borrowing

Each of the Funds may borrow in certain limited circumstances. See 'Investment Restrictions and Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the Investment Manager's strategy and the ability of the Fund to comply with certain provisions of the Code in order to provide 'pass-though' tax treatment to shareholders. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

Non-Diversification

Each of the Asia Growth Fund, California Tax Free Income Fund, Capital Fund, National Tax Free Income Fund, New York Municipal Money Market Fund and New York Tax Free Income Fund is classified as a 'non-diversified' fund under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each of the Funds, however, intends to comply with the diversification requirements imposed by the Code in order to continue to qualify as a regulated investment company. To the extent the Funds invest a greater proportion of their assets in the securities of a smaller number of issuers, each Fund may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.


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

Derivatives

Certain of the Funds may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase a Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors, it is not presently anticipated that any of these strategies will be used to a significant degree by any Fund unless otherwise specifically indicated in the description of the particular Fund contained in this SAI. Over time, however, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, currencies, futures contracts, indices and other financial instruments, and a Fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed securities and other similar transactions which may be developed to the extent that the Investment Manager determines that they are consistent with the applicable Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as 'Derivatives'). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps and options on currencies.

None of the Funds is a 'commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that a Fund segregate cash or other liquid assets to the extent a Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See 'Risk Factors' below. The degree of a Fund's use of Derivatives may be limited by certain provisions of the Code. See 'Additional Information Concerning Taxes.'

Currency Transactions. A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A Fund may enter into currency transactions only with counterparties that the Investment Manager deems to be creditworthy.

A Fund may enter into currency forward contracts when the Investment Manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'

Futures Contracts. A Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). None of the Funds is a commodity pool, and each Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. A Fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. In addition, the value of a Fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'

Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the Investment Manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options. In order to hedge against adverse market shifts or to increase income or gain, certain Funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write 'covered' put and call options on securities, indices, currencies and other financial instruments. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, a Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under 'Use of Segregated and Other Special Accounts.'

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter ('OTC') options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Investment Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the Investment Manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of a Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for a Fund.

A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be 'covered' (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

A Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

     (a) Options on Stocks and Stock Indices. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, a Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'), the New York Stock Exchange ('NYSE') Composite Index, the American Stock Exchange ('AMEX') Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Investment Manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Investment Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

     (b) Options on Currencies. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Currency Transactions.'

     (c) Options on Futures Contracts. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian in accordance with procedures established by the Board. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Investment Manager deems to be creditworthy. The Investment Manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Investment Manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Investment Manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See 'Use of Segregated and Other Special Accounts' below.

There is no limit on the amount of interest rate and equity swap transaction that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Investment Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Investment Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's objective.

Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund's ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Use of many Derivatives by a Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Structured Instruments

Certain Funds may invest in structured instruments. Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell ("put") the fund's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a Fund or Portfolio may invest include: (1) "Tender Option Bonds", which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products", in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) "Partnerships", which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives.

Portfolio Turnover

Purchases and sales of portfolio securities may be made as considered advisable by the Investment Manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See 'Portfolio Transactions.'

With respect to each of the Cash Management Fund and New York Municipal Money Market Fund, the Investment Manager seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Cash Management Fund and the New York Municipal Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the Investment Manager's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the Investment Manager will consider such an event in determining whether the Cash Management Fund and the New York Municipal Money Market Fund should continue to hold the security. The policy of each of the Cash Management Fund and the New York Municipal Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Cash Management Fund and the New York Municipal Money Market Fund in the form of dealer spreads.

                     INVESTMENT RESTRICTIONS AND LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable Fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for: (i) the investment restrictions set forth below which are indicated as fundamental policies; and (ii) the investment objective(s) of each of the Series Funds, Capital Fund and Investors Value Fund described in the Prospectus, the other policies and percentage limitations referred to in this SAI and in the Prospectus are not fundamental policies of the Funds and may be changed by vote of the Board without applicable shareholder approval.

If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction set forth below is adhered to at the time a transaction is effected, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

Investment Restrictions

None of the All Cap Value Fund, Asia Growth Fund, Balanced Fund, High Yield Bond Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund, Strategic Bond Fund, and U.S. Government Income Fund may:

     (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (2) purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

     (3) purchase or sell commodities or commodity contracts except that the Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this SAI;

     (4) make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, (c) the Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

     (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization; or

     (6)  issue senior securities except as may be permitted by the 1940 Act.

In addition to the fundamental investment policies above, none of the Balanced Fund, High Yield Bond Fund, International Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Income Fund may, as a fundamental policy:

     (7) purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to this restriction and provided that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund;

     (8) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% (33 1/3% in the case of the International Equity Fund and Large Cap Growth Fund measured at all times not simply at the time of borrowing) of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding); or

     (9) invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund), provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund.

For purposes of investment limitations (7) and (9) above, both the borrower of a Loan and the Lender selling a Participation will be considered an 'issuer.' See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'

In addition to the fundamental investment policies numbered (1) through (6) above, the Asia Growth Fund may not, as a fundamental policy:

     (10) borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowing exceed 5% of total assets); or

     (11) invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund).

Investment restrictions numbered (1) through (11) above are all fundamental policies.

In addition, none of the All Cap Value Fund, Asia Growth Fund, Balanced Fund, High Yield Bond Fund, Large Cap Core Equity Fund, Strategic Bond Fund, and U.S. Government Income Fund may, as a non-fundamental policy:

     (1) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

     (2) except with respect to the All Cap Value Fund and the Large Cap Core Equity Fund, sell securities short (except for short positions in a futures contract or forward contract);

     (3) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

     (4) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

     (5) except with respect to the All Cap Value Fund, the Asia Growth Fund and the Large Cap Core Equity Fund, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of the issuer's total assets;

     (6) except with respect to the All Cap Value Fund, the Asia Growth Fund and the Large Cap Core Equity Fund, purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities;

     (7) except with respect to the All Cap Value Fund and the Large Cap Core Equity Fund, invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

     (8) except with respect to the All Cap Value Fund and the Large Cap Core Equity Fund, purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

     (9) except with respect to the All Cap Value Fund and the Large Cap Core Equity Fund, invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or

     (10) invest for the purpose of exercising control over the management of any company.

The Capital Fund may not:

     (1) hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Fund's investment in any one security other than United States Government obligations will not exceed 5% of the value of its total assets and as to this 50%, the Fund will not invest in more than 10% of the outstanding voting securities of any one issuer;

     (2) borrow money or pledge or mortgage its assets, except as described under 'Additional Information on the Fund Investments and Investment Policies' and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

     (3) underwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act ('restricted securities'); in such registrations the Fund may technically be deemed an 'underwriter' for purposes of the 1933 Act. No more than 10% of the value of Fund's total assets may be invested in illiquid securities;

     (4) make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities' in this SAI, or (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid;

     (5) invest more than 10% of the value of the Fund's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable;

     (6) invest in companies for the purpose of exercising control or management. (The Fund may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Fund may not be publicly saleable unless registered under the 1933 Act or pursuant to an available exemption thereunder.);

     (7) purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Fund may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales 'against the box', i.e., when a security identical to one owned by the Fund, or which the Fund has the right to acquire without payment of additional consideration, is borrowed and sold short);

     (8) purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Fund (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily marketable and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

     (9) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization. (The return on such investments will be reduced by the operating expenses, including investment advisory and administrative fees of such investment funds and will be further reduced by the Fund's expenses, including management fees; that is, there will be a layering of certain fees and expenses.);

     (10) purchase or hold securities of an issuer if one or more persons affiliated with the Fund or with SBAM owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

     (11) buy portfolio securities from, or sell portfolio securities to, any of the Fund's officers, Directors or employees of its Investment Manager or distributor, or any of their officers or Directors, as principals;

     (12) purchase or sell warrants; however, the Fund may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Fund's total assets). Covered options with respect to no more than 10% in value of the Fund's total assets will be outstanding at any one time;

     (13) invest in interest in oil, gas or other mineral exploration or development programs.

     (14) issue senior securities except as may be permitted by the 1940 Act.

Investment restrictions numbered (1) through (14) above are fundamental investment policies of the Capital Fund.

The Cash Management Fund may not:

     (1) purchase the securities of any one issuer, other than the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer; provided, however, that such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. government, its agencies or instrumentalities; and provided, further, that the Fund may invest more than 5% (but no more than 25%) of the value of the Fund's total assets in the securities of a single issuer for a period of up to three business days;

     (2) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

     (3) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days, receivables-backed obligations and variable amount master demand notes that are not readily saleable in the secondary market and with respect to which principal and interest may not be received within seven days, and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

     (4) invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements), provided that if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for defensive purposes, may invest temporarily less than 25% of its assets in bank obligations;

     (5) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (2) above;

     (6) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations (the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations is described in the Prospectus);

     (7) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof);

     (8) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost-or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

     (9) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

     (10) sell securities short;

     (11) purchase or sell commodities or commodity contracts, including futures contracts;

     (12) invest for the purposes of exercising control over management of any company;

     (13) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

     (14) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (15) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (16) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     (17) purchase warrants; or

     (18) issue senior securities except as may be permitted by the 1940 Act.

The investment restrictions numbered (1) through (18) above are fundamental investment policies of the Cash Management Fund. For the purpose of applying the above percentage restrictions and the percentage investment limitations set forth above to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

The Investors Value Fund may not:

     (1) purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 10% of any class of securities of such issuer;

     (2) borrow money, except (a) in order to meet redemption requests or (b) as a temporary measure for extraordinary or emergency purposes and, in the case of both (a) and (b), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

     (3) lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Fund's investment policies, except that (a) the Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Fund and (b) the Fund may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

     (4) invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested;

     (5) purchase any securities on margin (except that the Fund may make deposits in connection with transactions in options on securities), make any so-called 'short' sales of securities or participate in any joint or joint and several trading accounts;

     (6)  act as underwriter of securities of other issuers;

     (7) purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the
          Fund), or except when such purchase is part of a plan of merger or consolidation;

     (8) buy securities from, or sell securities to, any of its officers, Directors, employees, investment manager or distributor, as principals;

     (9) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

     (10) purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

     (11) issue senior securities except as may be permitted by the 1940 Act;

     (12) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE;

     (13) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

     (14) purchase or sell real property (including limited partnership interests) except to the extent described in investment restriction number (10) above.

Investment restrictions (1) through (11) described above are fundamental investment policies of the Investors Value Fund. Restrictions (12) through (14) are non-fundamental investment policies of the Investors Value Fund.

The New York Municipal Money Market Fund may not:

     (1) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

     (2) purchase any securities which would cause more than 25% of the value of its total assets to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in (a) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any state or territory, any possessions of the United States, or any of their authorities, agencies, instrumentalities or political subdivisions,
          (b) bank obligations, or (c) repurchase agreements with respect to any such obligations;

     (3) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

     (4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above;

     (5) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities; however, up to 50% of the value of the total assets of the Fund may be invested without regard to this limitation so long as no more than 25% of its total assets are invested in the securities of any one issuer;

     (6) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the United States government or any agency or instrumentality thereof);

     (7) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

     (8) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

     (9)  sell securities short;

     (10) purchase or sell commodities or commodity contracts, including futures contracts:

     (11) invest for the purpose of exercising control over management of any company;

     (12) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

     (13) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (14) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (15) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     (16) purchase warrants; or

     (17) issue senior securities except as may be permitted by the 1940 Act.

Investment restrictions numbered (1) through (17) above are fundamental investment policies of the New York Municipal Money Market Fund. For purposes of the investment limitations listed above, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of any agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and may be treated as an issue of such government or entity in accordance with applicable regulations.

None of the California Tax Free Income Fund, National Tax Free Income Fund or New York Tax Free Income Fund may:

     (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities);

     (2) underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the 1933 Act in selling a security;

     (3) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions (the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan);

     (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund);

     (5) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction; or

     (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

Investment restrictions numbered (1) through (6) above are fundamental investment policies of California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund. For purposes of the investment restrictions for the California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. The California Tax Free Income Fund treats industries such as telecommunications, electric utilities and gas utilities as separate industries for purposes of restriction (5) above. For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing. For purposes of investment restriction (4) above, each Fund also may purchase and sell securities issued by companies that invest or deal in real estate or real estate investment trusts.

As an operating policy, the National Tax Free Income Fund will not invest more than 15% of its net assets (taken at market value), and the California and New York Tax Free Income Funds will not invest more than 10% of their respective net assets (taken at market value) in securities for which there is no readily available market. Each Fund's policy with respect to illiquid securities is not fundamental and may be changed without shareholder approval.

The Mid Cap Fund may not:

     (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

     (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

     (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities);

     (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

     (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

     (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

The investment restrictions numbered (1) through (6) above are fundamental investment restrictions of the Mid Cap Fund. As a non-fundamental policy, the Mid Cap Fund will not invest more than 15% of its net assets in illiquid or restricted securities.

                                    * * * * *

Each of the Series Funds, the Capital Fund and the Investors Value Fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such Fund. In such event, the Fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

Each of the California Tax Free Income Fund, Mid Cap Fund, National Tax Free Income Fund and New York Tax Free Income Fund may seek to achieve its investment objective(s) in the future by investing in one or more investment companies to the extent not prohibited by the 1940 Act. Fund shareholders would be given thirty (30) days prior written notice of such change in structure.

                                   MANAGEMENT

The business and affairs of each Fund are managed under the direction of a Board of Directors (a Board of Trustees in the case of the California Tax Free Income Fund, the Mid Cap Fund, the National Tax Free Income Fund and the New York Tax Free Income Fund). The applicable Board of each Fund approves all significant agreements between their respective Funds and the persons or companies that furnish services to the Funds, including agreements with its distributor, Investment Manager, administrator, custodian and transfer agent. The Funds' day-to-day operations are delegated to the Investment Manager and administrator. References in this SAI to a Fund's Board means the Fund's Board of Directors or Board of Trustees, as applicable. Reference in this SAI to Director or Directors includes both the directors of the Board of Directors of the Series Fund, Capital Fund and Investors Value Fund and the Trustees of Salomon Funds Trust.

Directors and Officers

The Directors and executive officers of each Fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund complex that each Director oversees, and the other board memberships held by each Director is set forth below. The address of each Director, unless otherwise indicated, is 125 Broad Street, New York, New York 10004.

                                  SERIES FUNDS

                                                                                                  Number of
                                                 Term of                                         Investment
                                                Office(1)                                         Companies
                                                   and                                            in Fund         Other
                                  Position(s)   Length of                                         Complex(2)   Directorships
                                   Held with      Time        Principal Occupation(s) During      Overseen        Held by
Name, Address, and Age               Fund        Served               Past 5 Years               by Director      Director
-------------------------------   -----------   ---------   ----------------------------------   -----------   -------------
Disinterested Directors:

Carol L. Colman................     Director      Since     Consultant, Colman Consulting             26           None
Colman Consulting Co., Inc.                       1992
278 Hawley Road
North Salem, NY 10560
Age 56

Daniel P. Cronin...............     Director      Since     Associate General Counsel, Pfizer,        26           None
24 Woodlawn Avenue                                1994      Inc. (Healthcare) (since 1974)
New Rochelle, New York 10804
Age 56

Interested Director:

Heath B. McLendon*.............    Director,      Since     Chairman, President and Chief                 78    SBFM; TIA;
Age 68                             Chairman       1998      Executive Officer, Smith Barney Fund                The Travelers
                                     and                    Management LLC ('SBFM') (since 1996);               Investment
                                   President                Managing Director, Salomon Smith                    Management
                                                            Barney Inc. ('SSB') (since 1993);                   Company;
                                                            President, Travelers Investment                     Drew
                                                            Adviser, Inc. ('TIA') (since 1996)                  University;
                                                                                                                Advisory;
                                                                                                                M&T Bank

Officers:

Lewis E. Daidone...............    Senior Vice    Since     Managing Director, SSB; Chief                N/A        N/A
Age 44                             President      1998      Financial Officer, Smith Barney Mutual
                                      and                   Funds; Director and Senior Vice
                                   Treasurer                President, SBFM and TIA

Robert E. Amodeo...............    Executive      Since     Managing Director, SBAM and SSB (Since       N/A        N/A
Age 36                               Vice         1992      2002), Directors, SBAM and SSB (from
                                   President                1999 to 2002); Vice President of SBAM
                                                            and SSB (from 1992 to 1999)

Charles K. Bardes..............      Vice         Since     Vice President of SBAM and SSB since         N/A        N/A
388 Greenwich Street               President      1998      1997; prior to that, employee
New York, NY 10013                                          of SBAM and SSB
Age 42

James E. Craige................    Executive      Since     Managing Director, SBAM                      N/A        N/A
SBAM                                 Vice         1995
388 Greenwich Street               President
New York, NY 10013
Age 35

Thomas A. Croak................    Executive      Since     Vice President, SBAM                         N/A        N/A
SBAM                                 Vice         1998
388 Greenwich Street               President
New York, NY 10013
Age 41

John B. Cunningham.............    Executive      Since     Managing Director, SBAM                      N/A        N/A
SBAM                                 Vice         1997
388 Greenwich Street               President
New York, NY 10013
Age 37

Robert M. Donahue, Jr..........    Executive      Since     Managing Director, SBAM (since 2001),        N/A        N/A
SBAM                                 Vice         1998      Director and equity analyst, SBAM
388 Greenwich Street               President                (prior to 2001)
New York, NY 10013
Age  34

Thomas K. Flanagan.............    Executive                Managing Director, SBAM (since 1999);        N/A        N/A
SBAM                                 Vice                   Director, SBAM and SSB (from 1991 to
388 Greenwich Street               President                1999)
New York, NY 10013
Age 49

Roger Lavan....................    Executive      Since     Managing Director, SBAM                      N/A        N/A
SBAM                                 Vice         1995
388 Greenwich Street               President
New York, NY 10013


Ross S. Margolies..............    Executive      Since     Managing Director, SBAM                      N/A           N/A
SBAM                                 Vice         1998
388 Greenwich Street               President
New York, NY 10013
Age 43

Maureen O' Callaghan...........    Executive      Since     Managing Director, SBAM (since January       N/A           N/A
Age 38                               Vice         1997      2001); Director and Vice President,
                                   President                SBAM (prior to 2001)

David J. Scott.................    Executive      Since     Managing Director, SBAM                      N/A           N/A
SBAM                                 Vice         1995
388 Greenwich Street               President
New York, NY 10013

Beth A. Semmel.................    Executive      Since     Managing Director, SBAM                      N/A           N/A
SBAM                                 Vice         1995
388 Greenwich Street               President
New York, NY 10013
Age 41

Peter J. Wilby.................    Executive      Since     Managing Director, SBAM                      N/A           N/A
SBAM                                 Vice         1995
388 Greenwich Street               President
New York, NY 10013
Age 43

George J. Williamson...........    Executive      Since     Director, SBAM                               N/A           N/A
SBAM                                 Vice         1998
388 Greenwich Street               President
New York, NY 10013
Age 68

Christina T. Sydor.............    Secretary      Since     Managing Director, SSB; General              N/A           N/A
SSB                                               1998      Counsel and Secretary, SBFM and TIA
100 First Stamford Place
Stamford, CT 06902
Age 51

Anthony Pace...................    Controller     Since     Director, SSB (since 1986)                   N/A           N/A
Age 36                                            1998


----------

* Mr. McLendon is an 'interested person' as defined in the 1940 Act because he is a Managing Director of SSB, an affiliate of SBAM.

(1) Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the applicable Company's by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

(2) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

                      CAPITAL FUND AND INVESTORS VALUE FUND

                                                                                                   Number of
                                                 Term of                                           Investment
                                                Office(1)                                          Companies
                                                  and                                               in Fund           Other
                                  Position(s)   Length of                                          Complex(2)     Directorships
                                   Held with      Time        Principal Occupation(s) During       Overseen         Held by
Name, Address, and Age               Fund        Served              Past 5 Years                  by Director      Director
-------------------------------   -----------   ---------   ------------------------------------   -----------   --------------
Disinterested Directors:

Andrew L. Breech...............     Director      Since     President, Dealer Operating Control         4             None
2120 Wilshire Blvd.                               1991      Service, Inc. (Automotive Management)
Santa Monica, CA 90403                                      (since 1985)
Age 49

Carol L. Colman................     Director      Since     Consultant, Colman Consulting              26             None
Colman Consulting Co., Inc.                       1992
278 Hawley Road
North Salem, NY 10560
Age 56

William R. Dill................     Director      Since     Retired                                     4             None
25 Birch Lane                                     1985
Cumberland Foreside, ME
04110
Age 71

Clifford M. Kirtland, Jr.......     Director      Since     Retired                                     4             None
9 N. Parkway Square                               1987
4200 Northside Parkway
Atlanta, GA 30327
Age 78

Louis P. Mattis................     Director      Since     Chairman, Epigenx (Pharmaceuticals)         3           Epigenix
446 Oak Ridge Road                                1986      (since 1999) Principal, Mattis & Co.
Snowmass Village, CO 81615                                  LLP (Consulting) (since 1995)
Age 60

Thomas F. Schlafly.............     Director     Capital    Of Counsel, Blackwell Sanders Peper         3             None
Age 53                                            Fund:     Martin LLP (Law Firm) (since 1984);
                                                  Since     President, The Saint Louis Brewery,
                                                  1986      Inc.(Brewery) (since 1991)
                                                Investors
                                                  Value
                                                  Fund:
                                                  Since
                                                  1983

Interested Director:
Heath B. McLendon*.............  Director,       Since     Chairman, President and Chief                78    SBFM; TIA; The
Age 68                           Chairman        1998      Executive Officer, SBFM (since 1996);              Travelers
                                   and                     Managing Director, SSB (since 1993);               Investment
                                President                  President, TIA (since 1996)                        Management
                                                                                                              Company; Drew
                                                                                                              University;
                                                                                                              Advisory; M&T
                                                                                                              Bank
Officers:

Lewis E. Daidone............... Senior Vice      Since     Managing Director, SSB; Chief               N/A         N/A
Age 44                              President       1998      Financial Officer, Smith Barney
                                  and Treasurer               Mutual Funds; Director and Senior
                                                              Vice President, SBFM and TIA

John B. Cunningham.............  Executive       Since     Managing Director, SBAM                     N/A         N/A
SBAM                               Vice          1997
388 Greenwich Street           President of
New York, NY 10013               Investors
Age 37                          Value Fund
                                  only

Robert M. Donahue, Jr..........  Executive       Since     Managing Director, SBAM (since 2001),       N/A         N/A
SBAM                               Vice          1998      Director and equity analyst, SBAM
388 Greenwich Street           President of                (prior to 2001)
New York, NY 10013             Capital Fund
Age 34                             only

Mark McAllister................  Executive       Since     Managing Director, SBAM; former             N/A         N/A
SBAM                               Vice          2000      Executive Vice President, P JLW
388 Greenwich Street            President of               Capital Mgt. Inc (from March 1998 to
New York, NY 10013               Investors                 May 1999); prior to March 1998, Vice
Age 40                           Value Fund                President, Cohen & Steers Capital
                                   only                    Mgt., Inc.

Ross S. Margolies..............  Executive       Since     Managing Director of SBAM                   N/A         N/A
SBAM                               Vice          1998
388 Greenwich Street           President of
New York, NY 10013             Capital Fund
Age 43                             only

Christina T. Sydor.............  Secretary       Since     Managing Director, SSB; General             N/A         N/A
SSB                                              1998      Counsel and Secretary, SBFM and TIA
100 First Stamford Place
Stamford, CT 06902
Age 51

Anthony Pace...................  Assistant       Since     Director, SSB (since 1986)                  N/A         N/A
Age 36                           Treasurer       1998


----------
* Mr. McLendon is 'an interested person' as defined in the 1940 Act because he is a Managing Director of SSB, an affiliate of SBAM.

(1) Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the applicable Company's by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

(2) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

     CALIFORNIA TAX FREE INCOME FUND, MID CAP FUND, NATIONAL TAX FREE INCOME
                     FUND AND NEW YORK TAX FREE INCOME FUND

                                                                                                  Number of
                                               Term of                                           Investment
                                              Office(1)                                        Companies in
                                                and                                                Fund
                                Position(s)    Length                                            Complex(2)      Other
                                 Held with    of Time        Principal Occupation(s) During     Overseen by   Directorships
Name, Address, and Age             Fund        Served                 Past 5 Years                Director   Held by Director
------------------------------  -----------  ----------  ------------------------------------  ------------  ----------------
Disinterested Directors:

Elliott J. Berv...............    Trustee      Since     President and Chief Occupational           31       American
Age 59                                         1986      Officer, Landmark City (Real Estate                 Identity Corp.;
                                                         Development) (since 2002); Board                    Lapoint
                                                         Member, American Identity Corp. (doing              Industries;
                                                         business as Morpheus Technologies)                  Alzheimer's
                                                         (biometric information management)                  Association
                                                         (since 2002, consultant since 1999);
                                                         Director, Lapoint Industries
                                                         (Industrial Filter Company) (Since
                                                         2002); Executive Vice President and
                                                         Chief Occupational Officer, DigiGym
                                                         Systems (On-line Personal Training
                                                         Systems) (since 2001); Chief Executive
                                                         Officer, Rocket City Enterprises
                                                         (Internet Service Company) (since
                                                         2000); Director, Alzheimer's
                                                         Association (New England Chapter)
                                                         (since 1998)

Mark T. Finn..................    Trustee      Since     Chairman and Owner, Vantage Consulting     31       Delta
Age 58                                         1990      Group, Inc. (Investment Advisory and                Financial, Inc.
                                                         Consulting Firm) (since 1988); former
                                                         Vice Chairman and Chief Operating
                                                         Officer, Linder Asset Management
                                                         Company (Mutual Fund Company) (from
                                                         March 1999 to 2001); former President
                                                         and Director, Delta Financial, Inc.
                                                         (Investment Advisory Firm) (from 1983
                                                         to 1999); former General Partner and
                                                         Shareholder, Greenwich Ventures LLC
                                                         (Investment Partnership) (from 1996 to
                                                         2001); former President, Secretary,
                                                         and Owner, Phoenix Trading Co.
                                                         (Commodity Trading Advisory Firm)
                                                         (from 1997 to 2000).

Riley C. Gilley...............    Trustee      Since     Former Vice President and General          31       None
Age 75                                         1986      Counsel, Corporate Property Investors
                                                         (from 1988 to 1991); former Partner,
                                                         Breed, Abbott & Morgan (Attorneys)
                                                         (retired, 1987).

Diana Harrington..............    Trustee      Since     Professor, Babson College (since           31       None
Age 62                                         1992      1992); former Trustee, The Highland
                                                         Family of Funds (Investment Company)
                                                         (from March 1997 to March 1998).

Susan B. Kerley...............    Trustee      Since     Consultant, Global Research                31       Eclipse Funds
Age 50                                         1992      Associates, Inc. (Investment                        (formerly
                                                         Consulting) (since 1990); Director,                 Mainstay
                                                         Eclipse Funds (since 1990).                         Institutional
                                                                                                             Funds)
                                                                                                             (currently
                                                                                                             supervises 17
                                                                                                             investment
                                                                                                             companies in
                                                                                                             fund complex)

C. Oscar Morong, Jr...........    Trustee      Since     Managing Director, Morong Capital          31       Morgan Stanley
Age 66                                         1990      Management; former Director, Indonesia              Fund
                                                         Fund (Closed End Fund) (from 1990 to                (currently
                                                         1999); Trustee, Morgan Stanley                      supervises 75
                                                         Institutional Fund (since 1993).                    investment
                                                                                                             companies in
                                                                                                             fund complex)

Walter E. Robb III............    Trustee      Since     Director, John Boyle & Co., Inc.           31       John Boyle &
Age 75                                         1986      (Textiles) (since 1999); President,                 Co., Inc.;
                                                         Benchmark Consulting Group, Inc.                    Harbor Sweets
                                                         (Service Company) (since 1991);                     Inc.; W. A.
                                                         Director, Harbor Sweets, Inc. (Candy)               Wilde & Co.;
                                                         (since 1990); Sole Proprietor, Robb                 Alpha Grainger
                                                         Associates (Corporate Financial                     Manufacturing
                                                         Advisors) (since 1978); Director, W.A.              Inc.
                                                         Wilde Co. (Direct Mail) (since 1982);
                                                         Director, Alpha Granger Manufacturing,
                                                         Inc. (Electronics) (since 1983);
                                                         Co-Owner, Kedron Design (gifts) (since
                                                         1978); former Trustee, MFS Family of
                                                         Funds (from 1985 to 2001); former
                                                         President and Treasurer, Benchmark
                                                         Advisors, Inc. (Corporate Financial
                                                         Advisors) (from 1989 to 2000).

E. Kirby Warren...............    Trustee      Since     Professor and Professor Emeritus,          31       None
Age 67                                         1989      Graduate School of Business, Columbia
                                                         University (since 1956).
Interested Directors:

R. Jay Gerken*                  Trustee and    Since     Managing Director, SSB (since 1996).       21
Age 50                           President     2002

Heath B. McLendon*............    Trustee      Since     Chairman, President and Chief              78       SBFM; TIA; The
Age 68                                         1998      Executive Officer, SBFM (since 1996);               Travelers
                                                         Managing Director, SSB (since 1993);                Investment
                                                         President, TIA (since 1996)                         Management
                                                                                                             Company; Drew
                                                                                                             University;
                                                                                                             Advisory; M&T
                                                                                                             Bank
Officers:

Lewis E. Daidone..............   Senior Vice    Since    Managing Director, SSB (since 1990);       N/A      N/A
Age 44                           President      2000     Director and Senior Vice President,
                                    and                  SBFM and TIA
                                 Treasurer

Irving David..................   Controller    Since     Director, SSB (since 1997); former         N/A      N/A
Age 41                                         2000      Assistant Treasurer, First Investment
                                                         Management Company (from 1994 to 1998)

Frances Guggino...............   Assistant     Since     Vice President, Citigroup Asset            N/A      N/A
Age 44                           Controller    2000      Management (since 1991)

Anthony Pace..................   Assistant     Since     Director, SSB (since 1986)                 N/A      N/A
Age 36                           Treasurer     2000

Marianne Motley...............   Assistant     Since     Director, Mutual Funds Administration      N/A      N/A
Age 42                           Treasurer     2000      for SSB (since 1994)

Robert I. Frenkel.............   Secretary     Since     Managing Director and General Counsel,     N/A      N/A
100 First Stamford Place                       2000      Global Mutual Funds for Citigroup
Stamford, CT 06902                                       Asset Management (since 1994)
Age 47

Thomas C. Mandia..............   Assistant     Since     Director and Deputy General Counsel,       N/A      N/A
100 First Stamford Place         Secretary     2000      Citigroup Asset Management (since 1992)
Stamford, CT 06902
Age 40

Rosemary D. Emmens............   Assistant     Since     Vice President and Associate General       N/A      N/A
100 First Stamford Place         Secretary     2000      Counsel, Citigroup Asset Management
Stamford, CT 06902                                       (since 1998); Counsel, The Dreyfus
Age 32                                                   Corporation (from 1995 to 1998)

Harris C. Goldblat............   Assistant     Since     Associate General Counsel, Citigroup       N/A      N/A
100 First Stamford Place         Secretary     2000      Asset Management (since 2000);
Stamford, CT 06902                                       Associate, Stroock & Stroock Lavan LLP
Age 32                                                   (from 1997 to 2000); Associate, Sills
                                                         Cummis Radin Tishman Epstein & Gross
                                                         (from 1996 to 1997)

----------
* Messrs. Gerken and McLendon are 'interested persons' as defined in the 1940 Act because they are Managing Directors of SSB, an affiliate of SBAM.

(1) Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified, or (2) a Trustee resigns or his or her term as a Director is terminated in accordance with the applicable Trust's by-laws. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed or are otherwise disqualified to serve.

(2) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

The Board of each Fund has a standing Audit Committee comprised of all of the Directors who are not 'interested persons' of the Fund, within the meaning of the 1940 Act. Each Audit Committee met one time during the Funds' last fiscal year to review the internal and external auditing procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

The Board of Salomon Funds Trusts has a standing Governance Committee. All Directors who are not 'interested persons' of the Funds are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders. The Governance Committee met 4 times in fiscal year 2001.

The Board of each of the Series Fund, the Capital Fund and the Investors Value Fund has a standing Nominating Committee. All Directors who are not 'interested persons' of the Funds are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee will consider nominees recommended by each Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. Each of the Nominating Committees did not meet during the Funds' last fiscal year.

The following tables show the dollar range of equity securities owned by the Directors in the Funds and in other investment companies overseen by the Directors within the same family of investment companies as of December 31, 2001. Investment companies are considered to be in the same family if they share the same investment adviser or hold themselves out to investors as related companies.

                                  SERIES FUNDS

                                               Dollar Range of Equity Securities
                                               ---------------------------------
                                                                                   Cash Management
   Name of Director        All Cap Value Fund   Asia Growth Fund   Balanced Fund         Fund
------------------------   ------------------   ----------------   -------------   ---------------
Disinterested Directors:
Carol L. Colman                   None             $1-$10,000          None             None
Daniel P. Cronin                  None                None             None             None

Interested Director:
Heath B. McLendon                 None                None             None             None

                                                  International Equity   Large Cap Core   Large Cap Growth
   Name of Director        High Yield Bond Fund           Fund            Equity Fund           Fund
------------------------   --------------------   --------------------   --------------   ----------------
Disinterested Directors:
Carol L. Colman                 $1-$10,000               None                 None              None
Daniel P. Cronin                   None                  None                 None              None

Interested Director:
Heath B. McLendon                  None                  None                 None              None

                           New York Municipal   Small Cap Growth                          U.S. Government Income
   Name of Director        Money Market Fund          Fund         Strategic Bond Fund            Fund
------------------------   ------------------   ----------------   -------------------   -----------------------
Disinterested Directors:
Carol L. Colman                   None          $10,001-$50,000            None                    None
Daniel P. Cronin                  None               None                  None                    None

Interested Director:
Heath B. McLendon                 None            $1-$10,000               None                    None

                              Aggregate Dollar
                               Range of Equity
                             Securities in All
                            Registered Investment
                              Companies Overseen
                           by the Director in the
                             Family of Investment
   Name of Director              Companies
------------------------   ----------------------
Disinterested Directors:
Carol L. Colman               $10,001-$50,000
Daniel P. Cronin              $10,001-$50,000

Interested Director:
Heath B. McLendon              over $100,000

                      CAPITAL FUND AND INVESTORS VALUE FUND

                                                                         Aggregate Dollar
                                                                         Range of Equity
                                                                        Securities in All
                                                                       Registered Investment
                                 Dollar Range of Equity Securities      Companies Overseen
                                 ---------------------------------    by the Director in the
                                                                       Family of Investment
    Name of Director          Capital Fund     Investors Value Fund         Companies
------------------------    ----------------   --------------------   ----------------------
Disinterested Directors:
Andrew L. Breech                  None              over $100,000           over $100,000
Carol L. Colman             $10,001-$ 50,000     $     1-$ 10,000        $10,001-$ 50,000
William R. Dill             $10,001-$ 50,000     $50,001-$100,000           over $100,000
Clifford M. Kirtland, Jr.   $50,001-$100,000     $50,001-$100,000           over $100,000
Louis P. Mattis             $10,001-$ 50,000     $10,001-$ 50,000        $10,001-$ 50,000
Thomas F. Schlafly             over $100,000        over $100,000           over $100,000

Interested Director:
Heath B. McLendon                 $1-$10,000            None                over $100,000

  CALIFORNIA TAX FREE INCOME FUND, MID CAP FUND, NATIONAL TAX FREE INCOME FUND
                       AND NEW YORK TAX FREE INCOME FUND

                                                 Dollar Range of Equity Securities
                                                 ---------------------------------
                           California Tax Free                   National Tax Free   New York Tax Free Income
    Name of Director           Income Fund       Mid Cap Fund       Income Fund               Fund
------------------------   -------------------   ------------    -----------------   ------------------------
Disinterested Directors:
Elliott J. Berv                   None               None              None                   None
Mark T. Finn                      None               None              None                   None
Riley C. Gilley                   None               None              None                   None
Diana Harrington                  None               None              None                   None
Susan B. Kerley                   None               None              None                   None
C. Oscar Morong, Jr.              None               None              None                   None
Walter E. Robb, III               None               None        $50,001-$100,000             None
E. Kirby Warren                   None               None              None                   None

Interested Directors:
R. Jay Gerken*                    None               None              None                   None
Heath B. McLendon                 None               None              None                   None

                              Aggregate Dollar
                              Range of Equity
                             Securities in All
                           Registered Investment
                             Companies Overseen
                           by the Director in the
                           Family of Investment
    Name of Director             Companies
------------------------   ----------------------
Disinterested Directors:
Elliott J. Berv                     None
Mark T. Finn                        $1-$10,000
Riley C. Gilley                  over $100,000
Diana Harrington              $ 10,001-$50,000
Susan B. Kerley                     $1-$10,000
C. Oscar Morong, Jr.                $1-$10,000
Walter E. Robb, III           $50,001-$100,000
E. Kirby Warren                     $1-$10,000

Interested Directors:
R. Jay Gerekn*                       None
Heath B. McLendon                over $100,000

----------
* R. Jay Gerken became a trustee of the Salomon Funds Trust as of March 1, 2002. The information in the table above sets forth his ownership of securities in the Funds as of December 31, 2001, prior to his appointment to the Board of Trustees.


None of the disinterested Directors nor their family members had any interest in the Investment Manager, Salomon Smith Barney, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Salomon Smith Barney as of December 31, 2001.

Information regarding compensation paid to the Directors of each Fund for the fiscal year ended December 31, 2001 is set forth below. Mr. McLendon is not compensated for his service as a Director because of his affiliation with the Investment Manager.

The members of each Board who are not 'interested persons,' as defined in the 1940 Act, receive a fee for each meeting of the Fund's Board of and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are 'interested persons,' as defined in the 1940 Act, do not receive compensation from their respective Funds but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

                                  SERIES FUNDS

                                                                                               Aggregate
                                 Aggregate              Aggregate         Aggregate        Compensation From
                             Compensation From     Compensation From   Compensation From   Cash Management
   Name of Director         All Cap Value Fund(1)   Asia Growth Fund     Balanced Fund            Fund
------------------------   ---------------------   -----------------   -----------------   -----------------
Disinterested Directors:
Carol L. Colman                   $4,000                $793.54             $781.86             $390.90
Daniel P. Cronin                   4,000                 793.54              781.86              390.90
Charles F. Barber(1)                 N/A                 702.63              690.96              299.98

Interested Director:
Heath B. McLendon                      0                      0                   0                   0

                                                          Aggregate          Aggregate           Aggregate
                                  Aggregate         Compensation From    Compensation From   Compensation From
                             Compensation From    International Equity    Large Cap Core      Large Cap Growth
  Name of Director        High Yield Bond Fund            Fund            Equity Fund(1)          Fund
-----------------------   --------------------    --------------------   -----------------   -----------------
Disinterested Directors:
Carol L. Colman                 $2,419.31               $329.61                $4,000             $284.14
Daniel P. Cronin                 2,419.31                329.61                 4,000              284.14
Charles F. Barber(2)             2,328.41                238.71                   N/A              193.24

Interested Director:
Heath B. McLendon                       0                     0                     0                   0

                                Aggregate            Aggregate                                 Aggregate
                           Compensation  From    Compensation  From        Aggregate        Compensation  From
                           New York Municipal     Small Cap Growth    Compensation From     U.S. Government
 Name of Director           Money Market Fund          Fund           Strategic Bond Fund      Income Fund
------------------------   ------------------    ------------------   -------------------   ------------------
Disinterested Directors:
Carol L. Colman                 $893.67              $1,726.42            $771.70               $379.39
Daniel P. Cronin                 893.67               1,726.42             771.70                379.39
Charles F. Barber(2)             802.75               1,635.51             680.80                288.47

Interested Director:
Heath B. McLendon                     0                      0                  0                     0

                           Pension or Retirement    Total Compensation
    Name of Director         Benefits Accrued as   From  Funds and Fund
                               Part of Funds          Complex Paid to      Number of Funds in
                                  Expenses               Directors              Complex
------------------------   ---------------------   --------------------   -------------------
Disinterested Directors:
Carol L. Colman                     $0                 $ 36,875.00                7
Daniel P. Cronin                     0                   52,700.00                7
Charles F. Barber(2)                 0                  111,350.00               --

Interested Director:
Heath B. McLendon                    0                           0               78

----------
(1) As All Cap Value Fund and Large Cap Core Equity Fund have not completed a full year of operations, information for the director compensation is based on estimates for the fiscal year ending December 31, 2002. These estimated do not reflect any additional compensation that may be received by the Directors for attendance at special meetings of the Board of Directors.

(2) Charles F. Barber elected to become a Director Emeritus of the Series Funds as of December 31, 2001. Prior to that date Mr. Barber was a Director of 14 funds in the Fund complex. A Director Emeritus is not a Director of the Fund. Upon attainment of age 80, Directors are required to change to emeritus status. Directors emeriti are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fees otherwise applicable to Directors, together with reasonable out of pocket expenses for each meeting attended.

                                  CAPITAL FUND

                                                    Pension or Retirement   Total Compensation
                           Aggregate Compensation    Benefits Accrued as    From Funds and Fund
                                   From                 Part of Funds         Complex Paid to     Number of Funds in
  Name of Director             Capital Fund                Expenses              Directors             Complex
------------------------   ----------------------   ---------------------   -------------------   ------------------
Disinterested Directors:
Charles F. Barber(1)               $3,125                     $0                  $111,350              14(1)
Andrew L. Breech                    5,750                      0                    15,250               4
Carol L. Colman                     5,750                      0                    36,875               7
William R. Dill                     5,000                      0                    13,875               4
Clifford M. Kirtland, Jr.           5,750                      0                    15,375               4
Robert Lawless(2)                   5,750                      0                    15,250               3
Louis P. Mattis                     5,000                      0                    11,000               3(2)
Thomas F. Schlafly                  6,500                      0                    14,000               3

Interested Director:
Heath B. McLendon                       0                      0                         0              78

----------
(1) Charles F. Barber elected to become a Director Emeritus of the Capital Fund as of December 31, 2001. Prior to that date Mr. Barber was a Director of 14 funds in the Fund complex. A Director Emeritus is not a Director of the Fund.

(2) Robert Lawless resigned as a Director of the Capital Fund as of December 31, 2001. Prior to that date Mr. Lawless was a Director of 3 funds in the Fund complex.

                              INVESTORS VALUE FUND

                                                  Pension or Retirement    Total Compensation
                                 Aggregate         Benefits Accrued as    From Funds and Fund
                             Compensation From        Part of Funds         Complex Paid to     Number of Funds in
    Name of Director        Investors Value Fund         Expenses                Directors            Complex
------------------------   --------------------   ---------------------   -------------------   ------------------
Disinterested Directors:
Charles F. Barber(1)              $3,125                   $0                   $111,350               14
Andrew L. Breech                   6,750                    0                     15,250                4
Carol L. Colman                    6,750                    0                     36,875                7
William R. Dill                    6,000                    0                     13,875                4
Clifford M. Kirtland, Jr.          6,750                    0                     15,375                4
Robert Lawless(2)                  6,750                    0                     15,250                3
Louis P. Mattis                    6,000                    0                     11,000                3
Thomas F. Schlafly                 7,500                    0                     14,000                3

Interested Director:
Heath B. McLendon                      0                    0                          0               78

----------
(1) Charles F. Barber elected to become a Director Emeritus of the Capital Fund as of December 31, 2001. Prior to that date Mr. Barber was a Director of 14 funds in the Fund complex. A Director Emeritus is not a Director of the Fund. Upon attainment of age 80, Directors are required to change to emeritus status. Directors emeriti are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fees otherwise applicable to Directors, together with reasonable out of pocket expenses for each meeting attended.


(2) Robert Lawless resigned as a Director of the Capital Fund as of December 31, 2001. Prior to that date Mr. Lawless was a Director of 3 funds in the Fund complex.

  CALIFORNIA TAX FREE INCOME FUND, MID CAP FUND, NATIONAL TAX FREE INCOME FUND
                        AND NEW YORK TAX FREE INCOME FUND

                                Aggregate                                Aggregate           Aggregate
    Name of Director        Compensation  From       Aggregate       Compensation From   Compensation From
                           California Tax Free   Compensation From   National Tax Free    New York Tax Free
                               Income Fund         Mid Cap Fund        Income Fund           Income Fund
------------------------   -------------------   -----------------   -----------------   ------------------
Disinterested Directors:
Elliott J. Berv                   $653                  $653                $1,909              $1,877
Mark T. Finn                       767                   767                 4,428               3,581
Riley C. Gilley                    653                   653                 1,487               1,655
Diana Harrington                   672                   672                 2,170               2,034
Susan B. Kerley                    672                   672                 2,170               2,034
C. Oscar Morong, Jr.               853                   853                 4,084               3,560
Walter E. Robb, III                643                   643                 1,680               1,797
E. Kirby Warren                    777                   777                 2,938               2,925

Interested Directors:
R. Jay Gerken                        0(1)                  0(1)                  0(1)                0(1)
Heath B. McLendon                    0                     0                     0                   0

                           Pension or Retirement    Total Compensation
                            Benefits Accrued as    From Funds and Fund
                               Part of Funds         Complex Paid to     Number of Funds in
    Name of Director             Expenses               Directors            Complex
------------------------   ---------------------   -------------------   ------------------
Disinterested Directors:
Elliott J. Berv                    $0                    $ 90,403                31
Mark T. Finn                        0                      84,467                31
Riley C. Gilley                     0                      76,867                31
Diana Harrington                    0                      90,400                31
Susan B. Kerley                     0                      90,400                31
C. Oscar Morong, Jr.                0                     117,900                31
Walter E. Robb, III                 0                      90,300                31
E. Kirby Warren                     0                      90,400                31

Interested Directors:
R. Jay Gerken                       0(1)                        0(1)             21
Heath B. McLendon                   0                           0                78

----------
(1)R. Jay Gerken  became a trustee of the  Salomon  Funds Trust as of March 1,
   2002.

As of April 1, 2002 Directors and officers of the Funds, individually and as a group, beneficially own less than 1% of the outstanding shares of their respective Funds.

                         PRINCIPAL HOLDERS OF SECURITIES

The following lists shareholders of record who held 5% or more of the outstanding securities of class of a Fund as of April 1, 2002. Shareholders who own greater than 25% of the outstanding shares of a class of shares are deemed to be 'control persons,' as defined in the 1940 Act of such class.

                                                                                               Percentage
             Fund                 Class   Shareholder                                           Ownership
-------------------------------   -----   --------------------------------------------------   ----------
All Cap Value Fund                  A     Prudential Securities, Inc.                            51.5430%
                                          Mr. Joseph R. Palmer
                                          IRA DTD 02/06/01
                                          1248 E Dailey Street
                                          Phoenix, AZ 85022-4475

                                    A     American Enterprise Investment Svcs                    17.1025%
                                          FBO 194859291
                                          P.O. Box 9446
                                          Minneapolis, MN 55440

                                    A     American Enterprise Investment Svcs                    17.1025%
                                          FBO 173494571
                                          P.O. Box 9446
                                          Minneapolis, MN 55440

                                    A     American Enterprise Investment Svcs                    14.2520%
                                          FBO 157977231
                                          P.O. Box 9446
                                          Minneapolis, MN 55440

                                    B     Prudential Securities Inc. FBO                         39.7503%
                                          Ms. Janet K. Marquardt
                                          17262 Citron
                                          Irvine, CA 92612

                                    B     Raymond James Assoc. Inc.                              31.7167%
                                          FBO Short IRA
                                          BIN# 71032332
                                          880 Carillon Pkwy
                                          St Petersburg, FL 33716

                                    B     Donaldson Lufkin Jenrette                              16.8353%
                                          Securities Corporation Inc.
                                          P.O. Box 2052
                                          Jersey City, NJ 07303-9998

                                    B     Prudential Securities, Inc. FBO                         5.0170%
                                          Ms. Margaret K. McCoy
                                          Ms. Judith Freeman
                                          Ms. Maxine Malini JT Ten
                                          2434 S. Newberry Rd.
                                          Tempe, AZ 85282-2518

                                    2     American Enterprise Investment Svcs                    37.0172%
                                          FBO 137156511
                                          P.O. Box 9446
                                          Minneapolis, MN 55440

                                    2     Prudential Securities Inc. FBO                         27.9064%
                                          Mrs. Ruth A Miller Cust
                                          Nathaniel George Miller
                                          Unif Trans Min Act Az
                                          P.O. Box 6931
                                          Phoenix, AZ 85005-6931

                                    2     American Enterprise Investment Svcs                    19.0735%
                                          FBO 194074851
                                          P.O. Box 9446
                                          Minneapolis, MN 55440

                                    2     Donaldson Lufkin Jenrette                               8.0014%
                                          Securities Corporation Inc.
                                          P.O. Box 2052
                                          Jersey City, NJ 07303-9998

                                    2     Donaldson Lufkin Jenrette                               8.0014%
                                          Securities Corporation Inc.
                                          P.O. Box 2052
                                          Jersey City, NJ 07303-9998

                                    O     Salomon Brothers Holding Co Inc                       100.0000%
                                          Attn Paul Miller

Asia Growth Fund                    A     Nationwide Trust Co FSB                                 7.8730%
                                          C/O IPO Portfolio Accounting
                                          P.O. Box 182029
                                          Columbus, OH 43218-2029

                                    2     MLPFS for the Sole Benefit of its Customers             5.7344%
                                          Attn Fund Administration
                                          4800 Deer Lake Drive East 3rd FL
                                          Jacksonville, FL 32246-0000

                                    O     Salomon Smith Barney Inc.                              72.3262%
                                          00111181257
                                          333 West 34th St. - 3rd Floor
                                          New York, New York 10001

                                    O     Salomon Smith Barney Inc.                              12.5788%
                                          00123283484
                                          333 West 34th St. - 3rd Floor
                                          New York, New York 10001

Balanced Fund                       A     Smith Barney 401K Advisors Trust                        6.2214%
                                          Smith Barney Corp Trust Co TTEE
                                          Two Tower Center
                                          PO Box 1063
                                          E Brunswick, NJ 08816-1063

                                    A     Salomon Smith Barney Inc.                               5.0018%
                                          00153A00325
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    2     MLPFS For the Sole Benefit of its Customers             6.2891%
                                          ATTN Fund Administration
                                          4800 Deer Lake Drive East 3rd Fl
                                          Jacksonville, FL 32246-0000

                                    O     Salomon Smith Barney Inc.                              41.3242%
                                          00137616410
                                          333 West 34th St. - 3rd Floor
                                          New York, New York 10001

                                    O     BSDT IRA R/O Cust FBO                                  10.8155%
                                          Dean Betzios
                                          102 Debois Avenue
                                          Sea Cliff, NY 11579

                                    O     Charles F Barber                                        5.9127%
                                          Lois L Barber JTWROS
                                          66 Glenwood Drive
                                          Greenwich, CT 06830

                                    O     BSDT Cust                                               5.9041%
                                          Alan L Dahlberg IRA-RO
                                          8911 Herts Rd
                                          Spring, TX 77379

California Tax Free Income Fund     B     MLPFS for the Sole Benefit of its Customers            83.3042%
                                          ATTN Fund Administration
                                          4800 Deer Lake Drive East 3rd FL
                                          Jacksonville, FL 32246-0000

                                    B     First Clearing Corporation                             16.6958%
                                          A/C 6725-6895
                                          FBO Pearson Family Trust
                                          846 Inga Road
                                          Nipomo, CA 93444-9541

Capital Fund                        A     MLPFS for the Sole Benefit of its Customers            14.4871%
                                          ATTN Fund Administration
                                          4800 Deer Lake Drive East 3rd FL
                                          Jacksonville, FL 32246-0000

                                    A     Charles Schwab Co Inc                                   8.3886
                                          Reinvest Account
                                          101 Montgomery St
                                          San Francisco, CA 94104

                                    B     MLPFS for the Sole Benefit of its Customers            16.2248%
                                          ATTN Fund Administration
                                          4800 Deer Lake Drive East 3rd FL
                                          Jacksonville, FL 32246-0000

                                    2     MLPFS for the Sole Benefit of its Customers            11.1397%
                                          ATTN Fund Administration
                                          4800 Deer Lake Drive East 3rd FL
                                          Jacksonville, FL 32246-0000

                                    O     State Street Bank Trust Cust                           52.9808%
                                          FBO Citistreet 401K Plan
                                          105 Rosemont Ave
                                          Westwood, MA 02090-2318

                                    Y     The Governing Council of the University of             56.9131%
                                          Toronto LTCAP
                                          c/o University of Toronto Asset Mngt UTAM Ste 210
                                          480 University Ave Toronto
                                          Ontario Canada M5G 1V2

                                    Y     State Street Trust Co Canada In TR                     42.9286%
                                          FBO University of Toronto Master Trust c/o
                                          University of Toronto Asset Mngt UTAM Ste 210
                                          480 University Ave Toronto
                                          Ontario Canada M5G 1VZ

Cash Management Fund                A     Salomon Smith Barney Inc.                              19.0877%
                                          00154613566
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    A     Salomon Smith Barney Inc.                              16.0935%
                                          00155590206
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    A     Salomon Smith Barney Inc.                              16.0935%
                                          00155590205
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    B     Northstar Advantage Funds                              48.5551%
                                          FBO Class B Shareholders
                                          100 1st Stamford Place
                                          Stamford, CT 06902

                                    2     Salomon Smith Barney Inc.                              15.3973%
                                          00144401360
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    2     Salomon Smith Barney Inc.                              15.3648%
                                          00144401361
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    2     Northstar Advantage Funds                               5.9748%
                                          FBO Class C Shareholders
                                          100 1st Stamford Place
                                          Stamford, CT 06902

                                    2     Salomon Smith Barney Inc.                               5.9276%
                                          00172903764
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    O     Turtle Co                                              66.6366%
                                          Sweep Account
                                          P O Box 9427
                                          Boston, MA 02209

High Yield Bond Fund                B     MLPFS for the Sole Benefit of its Customers             7.4540%
                                          ATTN Fund Administration
                                          4800 Deer Lake Drive East 3rd FL
                                          Jacksonville, FL 32246-0000

                                    2     MLPFS for the Sole Benefit of its Customers             5.2365%
                                          ATTN Fund Administration
                                          4800 Deer Lake Drive East 3rd FL
                                          Jacksonville, FL 32246-0000

                                    0     State Street Bank Trust Cust                           97.4644%
                                          FBO Citistreet 401K Plan
                                          105 Rosemont Ave
                                          Westwood, MA 02090-2318

International Equity Fund           A     Dean Witter For the Benefit of Riverview Group,        10.3844%
                                          LLC
                                          PO Box 250 Church Street Station
                                          New York, NY 10008-0250

                                    A     Salomon Smith Barney Inc.                               7.0970%
                                          00120611324
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    A     Citibank Cust                                           6.4571%
                                          FBO Leadership for Environment Development Int
                                          Inc #554891
                                          ATTN Hazel France Edwards
                                          333 West 34th Street
                                          New York, NY 10001

                                    O     Jerome E Maisel                                        81.0351%
                                          875 Fifth Avenue Apt 3C
                                          New York, NY 10021

                                    O     Mark Reiner                                            14.9315%
                                          1119 Ocean Pkwy Apt 2L
                                          Brooklyn, NY 11230

Investors Value Fund                A     Centurion Trust Company FBO                            14.4993%
                                          Omnibus/Centurion Capital Mgmt
                                          2425 E Camelback Rd Ste 530
                                          Phoenix, AZ 85016-4200

                                    A     Putnam Investments TTEE                                13.7043%
                                          FBO IBEW Local 164
                                          ATTN:  DC Plan Admin. Team
                                          One Investors Way MS C4D
                                          Norwood, MA 02062

                                    A     State Street Bank Trust TTEE                            9.4502%
                                          Citistreet Corp Attn Tabatha Greene
                                          Core Market
                                          #3 Batterymarch Park
                                          Quincy, MA 02169

                                    A     Charles Schwab Co Inc                                   6.7021%
                                          Reinvest Account
                                          101 Montgomery St
                                          San Francisco, CA 94104

                                    A     Smith Barney 401K Advisors Trust                        5.1275%
                                          Smith Barney Corp Trust Co TTEE
                                          Two Tower Center
                                          PO Box 1063
                                          E Brunswick, NJ 08816-1063

                                    B     MLPFS for the Sole Benefit of its Customers             8.7335%
                                          ATTN Fund Administration
                                          4800 Deer Lake Drive East 3rd FL
                                          Jacksonville, FL 32246-0000

                                    2     MLPFS for the Sole Benefit of its Customers             6.8780%
                                          ATTN Fund Administration
                                          4800 Deer Lake Drive East 3rd FL
                                          Jacksonville, FL 32246-0000

                                    0     State Street Bank Trust Cust                            9.5851%
                                          FBO Citistreet 401K Plan
                                          105 Rosemont Ave
                                          Westwood, MA 02090-2318

                                    Y     Salomon Smith Barney Inc.                              42.2282%
                                          00116823387
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    Y     Salomon Smith Barney Inc.                              21.4654%
                                          00116820771
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    Y     Salomon Smith Barney Inc.                              11.7001%
                                          00116820768
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    Y     Salomon Smith Barney Inc.                               9.3533%
                                          00116820769
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    Y     Salomon Smith Barney Inc.                              8.4383%
                                          00116820770
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

Large Cap Core Equity Fund          O     Salomon Brothers Holding Co Inc                       100.0000%
                                          ATTN Paul Miller

Large Cap Growth Fund               A     Janney Montgomery Scott LLC                             5.6647%
                                          A/C 1549-4300
                                          Harold E Beaudoin
                                          1801 Market Street
                                          Philadelphia, PA 19103-1675

                                    A     Salomon Smith Barney Inc.                               5.6196%
                                          00163C51510
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    A     James V Garvey and Gwenae G Garvey JT-TEN               5.3900%
                                          10 North Oak Forest
                                          Callawassie Island, SC 29910

                                    B     MLPFS for the Sole Benefit of its Customers             5.9846%
                                          ATTN Fund Administration
                                          4800 Deer Lake Drive East 3rd FL
                                          Jacksonville, FL 32246-0000

                                    O     Mark Reiner                                            27.6484%
                                          1119 Ocean Pkwy Apt 2L
                                          Brooklyn, NY 11230

                                    O     Brian Gould                                            27.1038%
                                          Janet Gould JTWROS
                                          6177 Centre Camp Court
                                          Greensboro, NC 27455

                                    O     Kathy Bobbio                                           21.1399%
                                          3157A IO Lani St.
                                          Pukalani, HI 96788

                                    O     Salomon Smith Barney Inc.                              19.0445%
                                          00153164372
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

Mid Cap Fund                        A     Marguerite H Wagner                                    68.7299%
                                          324 Pinebrook Road
                                          Bedford, NY 10506-0000

                                    A     A.G. Edwards Sons, Inc. FBO                             5.4558%
                                          Lawrence Chodoff
                                          Jennifer L. Jones
                                          A/C 795-051988
                                          One North Jefferson
                                          St. Louis, MO 63103-2287

                                    A     A G Edwards Sons Inc C/F                                5.3864%
                                          Lorraine Whittaker IRA
                                          Rollover IRA Account
                                          A/C 0795-052658
                                          One North Jefferson
                                          St Louis, MO 63103-2287

                                    B     Glenda Powell                                          60.2481%
                                          Mary Simmons
                                          JTTEN
                                          1035 Cannon Place
                                          Paris, TX 75462-2061

                                    B     Dr John P Scanlon                                      23.5445%
                                          Dorothy J Scanlon JT-TEN
                                          715 Washington Lane
                                          Jenkintown, PA 17046-2953

                                    B     Donaldson Lufkin Jenrette                              16.2074%
                                          Securities Corporation Inc.
                                          P.O. Box 2052
                                          Jersey City, NJ 07303-9998

National Tax Free Income Fund       B     MLPFS for the Sole Benefit of its Customers            27.7687%
                                          ATTN Fund Administration
                                          4800 Deer Lake Drive East 3rd FL
                                          Jacksonville, FL 32246-0000

                                    B     Sally Golaske                                           7.2951%
                                          Jeffrey W Gillespie Conservators
                                          FBO Katherine G Savidge
                                          PO Box 217
                                          Royal Oak, MI 48068

                                    2     MLPFS for the Sole Benefit of its Customers            13.5454%
                                          ATTN Fund Administration
                                          4800 Deer Lake Drive East 3rd FL
                                          Jacksonville, FL 32246-0000

                                    2     H R Lewis TTEE                                          9.8393%
                                          H R Lewis MD PA Corporation
                                          Professional Plaza One
                                          One Medical Parkway Ste 139
                                          Dallas, TX 75234

                                    2     Salomon Smith Barney Inc.                               8.7073%
                                          00142F14855
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    2     Salomon Smith Barney Inc.                               6.7145%
                                          00171806201
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    2     RBC Dain Rauscher                                       6.6023%
                                          Carolyn Wilson Schofield
                                          Estate of Jane J Wilson
                                          6902 Gleneagles Drive
                                          Tyler, TX 75703

                                    2     Evelyn Kudlow                                           5.0540%
                                          81 Milford Road
                                          Manchester, CT 06040

                                    2     James Omer Olson                                        5.0304%
                                          Connie K Olson JTWROS
                                          40715 Misty Trail
                                          Richville, MN 56576

                                    0     Pauline K. Schlatmann                                  63.0762%
                                          PO Box 58
                                          Hermanie, PA 15637-0058

                                    0     Beverly A Hammer TTEE                                  17.1874%
                                          The Beverly A Hammer Family TR
                                          U/A DTD 4/17/98
                                          516E-3085 SO
                                          Salt Lake City, UT 84106

                                    0     Thomas Lavan                                           11.5968%
                                          Anne Lavan JTWROS
                                          35 Quaker Ln
                                          Farmingdale, NY 11735

                                    0     Robert W Carlson TTEE                                   7.6924%
                                          Robert W Carlson Trust
                                          U/A DTD 06/14/65
                                          2605 Saratoga Ave
                                          Lake Havasu City, AZ 86404-6912

New York Municipal Money            A     Eugene Tesoriero                                       17.7968%
     Market Fund                          Orlando Tesoriero JTWROS
                                          35 Convent Rd
                                          Syosset, NY 11791

                                    A     Mitchell Tanzman                                       12.2092%
                                          167 East 61 Street Apt #11E
                                          New York, NY 10021

                                    A     Lisa Burns                                              9.3536%
                                          C/O Burns McClellan Inc
                                          470 Park Ave South 9th Floor
                                          New York NY 10016-0000

                                    A     Donald S MacLeod                                        8.1660%
                                          33 Breezewood Common
                                          E Amherst, NY 14051

                                    A     First Clearing Corporation                              6.5745%
                                          A/C 8751-3211
                                          Betty Wise
                                          Tod Lance Wise
                                          4035 Louisiana Ave N
                                          New Hope, MN 55427-1330

                                    A     Marvin Finestone                                        6.4658%
                                          194 Roby Lane
                                          Rochester, NY 14618

                                    A     Joseph Victor Lipschutz                                 6.4167%
                                          Madeline Lipschutz JTWROS
                                          32 Carling Drive
                                          New Hyde Park, NY 11040-3721

                                    2     Salomon Smith Barney Inc.                             100.0000%
                                          00130780937
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    O     Hedi D Kallal                                           8.1119%
                                          950 N Michigan Ave Apt 2206
                                          Chicago, IL 60611

                                    O     Eduardo G Mestre                                        7.6248%
                                          970 Park Ave
                                          New York, NY 10028

New York Tax Free Income Fund       B     NFSC FEBO #PKS-004774                                  100.000%
                                          Donald J Bullet TTEE
                                          Elizabeth Gachosh Fam TR U/A
                                          DTD 9/10/97
                                          30 Glenmere Dr.
                                          Schenectaady, NY 12309

                                    O     Lila Weinstein                                        100.0000%
                                          99-15 66th Ave - #5C
                                          Rego Park, NY 11374

Small Cap Growth Fund               O     Anthony E Viola                                        10.3728%
                                          Elaine M Viola JTTEN
                                          322 West 57th Street
                                          Apt 39A
                                          New York, NY 10019

                                    O     Ann M Barber                                            9.7632%
                                          FDR 8106
                                          New York, NY 10150-8106

                                    O     First Clearing Corporation                              7.7888%
                                          A/C 6712-5921
                                          Morris Rotskoff Rev Living Trust U/A dated 8-22-84
                                          1146 Dunston Dr
                                          Saint Louis, MO 63146-5644

                                    O     Gene L Priscilla A Lane TTEES                           6.4013%
                                          Lane Living Trust U/A DTD 4/24/96
                                          4601 Woodmark Trail
                                          Chesapeake, VA 23321

                                    O     Thomas G Filut                                          6.3735%
                                          Marlene A Filut JTWROS
                                          6301 Reeh-Weinheimer Rd
                                          Fredericksburg, TX 78624

                                    O     Charles E Burton                                        6.2511%
                                          Jane M Burton TTEES
                                          U/A Oct 26 79
                                          717 Olson Rd
                                          Soquel, CA 95073

                                    O     Albert G Flor                                           5.3198%
                                          308 NW 1st Street
                                          PO Box # 472
                                          New Richland, MN 56072-0472

Strategic Bond Fund                 B     MLPFS for the Sole Benefit of its Customers             9.9554%
                                          ATTN Fund Administration
                                          4800 Deer Lake Drive East 3rd FL
                                          Jacksonville, FL 32246-0000

                                    O     Ida J Feeney and Donna M Roncoroni JTWROS              24.7582%
                                          412 West Caracas Ave
                                          Hershey PA 17033-0000

                                    O     Kathleen Pappas                                        22.2700%
                                          36 Hilltop Road
                                          New Hartford, CT 06057

                                    O     Sidney P Mendel                                        13.2809%
                                          Leola D Mendel JTWROS
                                          27410 Plantation
                                          Atlanta, GA 30324

                                    O     Maurice Michiels                                       11.8266%
                                          8 Navigator
                                          Salem, SC 29676

                                    O     James N Brown Jr                                       10.9478%
                                          Lila B Brown Ten Com
                                          224 Wagon Wheel Lane
                                          Columbus, NJ 08022

                                    O     Salomon Smith Barney Inc.                               6.4744%
                                          00120381754
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

US Government Income Fund           A     Salomon Smith Barney Inc.                              16.8377%
                                          00135445489
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    A     Salomon Smith Barney Inc.                               5.4247%
                                          00132C23142
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                                    B     MLPFS for the Sole Benefit of its Customers             8.4465%
                                          ATTN Fund Administration
                                          4800 Deer Lake Drive East 3rd FL
                                          Jacksonville, FL 32246-0000

                                    O     Paul C Bellman MD                                      49.2295%
                                          808 Broadway Apt# PH/D
                                          New York, NY 10003-4806

                                    O     Edgar Berman                                           12.1684%
                                          PO Box 444
                                          Reseda, CA 91335

                                    O     BSDT Custodian for the IRA Acct of David M             10.8631%
                                          Shapiro
                                          10 Waterside Plaza 8F
                                          New York City, NY 10010

                                    O     Henry A Fribourg                                       6.2595%
                                          7421 Somerset Rd
                                          Knoxville, TN 37909

                                    O     Salomon Smith Barney Inc.                              5.9752%
                                          00119318997
                                          333 West 34th St - 3rd Floor
                                          New York, New York 10001

                               INVESTMENT MANAGER

Each Fund retains SBAM to act as its investment manager. Prior to April 30, 2002 Citi Fund Management Inc. ('CFM') acted as the investment manager for each of the California National Tax Free Income Fund, the Mid Cap Fund, the National Tax Free Income Fund and the New York Tax Free Income Fund. SBAM serves as the Investment Manager to numerous individuals and institutions and other investment companies. SBAM is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc, which in turn is a wholly owned subsidiary of Citigroup Inc. ('Citigroup').

The management agreement (the 'Management Agreement') between SBAM and each Fund provides that SBAM will manage the operations of the Fund, subject to policies established by the Fund's Board. Pursuant to the applicable Management Agreement, SBAM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and Directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund:
Commission compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund: certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to the Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.

In connection with SBAM's service as Investment Manager to the Strategic Bond Fund, Salomon Brothers Asset Management Limited ('SBAM Limited'), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. SBAM
Limited is compensated by SBAM at no additional expense to the Strategic Bond Fund. Instead SBAM Limited receives a fee from SBAM equal to 0.1875%. For the fiscal years ended December 31, 1999, 2000 and 2001, SBAM Limited received sub-advisory fees from SBAM equal to $178,128, $130,704 and $186,100, respectively. SBAM Limited is an indirect, wholly-owned subsidiary of Citigroup. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment of 1940 (the 'Advisers Act').

Pursuant to a sub-advisory agreement, SBAM has retained SBAM AP as sub-adviser to the Asia Growth Fund (the 'Asia Subadvisory Agreement'). Subject to the supervision of SBAM, SBAM AP has responsibility for the day-to-day management of the Fund's portfolio. SBAM AP is compensated at no additional cost to the Asia Growth Fund. Instead, SBAM AP receives a fee from SBAM equal to 0.64%. For the fiscal years ended December 31, 1999, 2000 and 2001, SBAM AP received no sub-advisory fees from SBAM because of a fee waiver in effect with respect to the Fund. Like SBAM, SBAM AP is a wholly-owned subsidiary of Citigroup. SBAM
AP is a member of the Hong Kong Securities and Futures Commission and is registered as an investment adviser in the United States pursuant to the Advisers Act. Pursuant to a sub-administration agreement, SBAM has also retained SBAM Limited to provide certain administrative services to SBAM relating to the Asia Growth Fund (the 'Subadministration Agreement').

Pursuant to a sub-advisory agreement, SBAM has retained CFM as sub-adviser to each of the International Equity Fund and the Large Cap Growth Fund. Subject to the supervision of SBAM, CFM has responsibility for the day-to-day management of each Fund's portfolio. CFM is compensated by SBAM at no additional cost to either Fund. SBAM and CFM received a fee from SBAM in 2001 equal in the aggregate to 0.60% and 0.02%, with respect to the International Equity Fund and Large Cap Growth Fund, respectively, after waivers and reimbursements.
For the fiscal years ended 1999, 2000 and 2001, SBAM and CFM received fees after waivers and reimbursements equal in the aggregate to $0, $113,771 and $116,568, respectively, for International Equity Fund and $0, $44,860 and $2,184, respectively, for Large Cap Growth Fund.

Investment decisions for a particular Fund are made independently from those of other funds or accounts managed by SBAM, SBAM AP, SBAM Limited or CFM. Such other funds or accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for its services, SBAM receives, on behalf of each Fund other than Capital Fund and Investors Value Fund, a monthly management fee, at annual rate based upon the average daily net assets of the Fund as follows:

                                                           Management Fee
                                                      Expressed as a Percentage
          Fund                                           of Daily Net Assets
          ----                                        -------------------------
All Cap Value Fund                                              0.75%
Asia Growth Fund                                                0.80%
Balanced Fund                                                   0.55%
California Tax Free Income Fund                                 0.50%
Cash Management Fund                                            0.20%
High Yield Bond Fund                                            0.75%
International Equity Fund                                       0.90%
Large Cap Core Equity Fund                                      0.65%
Large Cap Growth Fund                                           0.75%
Mid Cap Fund                                                    0.75%
National Tax Free Income Fund                                   0.50%
New York Municipal Money Market Fund                            0.20%
New York Tax Free Income Fund                                   0.50%
Small Cap Growth Fund                                           0.80%
Strategic Bond Fund                                             0.75%
U.S. Government Income Fund                                     0.60%

SBAM receives from the Capital Fund a management fee payable monthly, at an annual rate of 1.00% of average daily net assets up to $100 million, .75% on the next $100 million, .625% on the next $200 million and .50% on average daily net assets in excess of $400 million.

The Investors Value Fund pays SBAM a quarterly fee (the 'Base Fee') at the end of each calendar quarter based on the following rates:

Average Daily Net Assets                                         Annual Fee Rate
------------------------                                        ---------------

First $350 million ...........................................       0.650%
Next $150 million ............................................       0.550%
Next $250 million ............................................       0.525%
Next $250 million ............................................       0.500%
Over $1 billion ..............................................       0.450%

This fee may be increased or decreased based on the performance of the Investors Value Fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee will be adjusted upward or downward by the product of: (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment 1/4 is of .10%, which would occur if the Investor Value Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The performance adjustment will be paid quarterly based on a rolling one year period.

For purposes of determining the performance adjustment, the investment performance of the Investors Value Fund for any one year period shall mean the sum of: (i) the change in the Fund's net asset value per share during such period; (ii) the value of cash distributions per share accumulated to the end of such period; and (iii) the value of capital gains taxes per share (if any) paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains and of dividends per share paid from investment income shall be treated as reinvested in shares of the Investors Value Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends, after giving effect to such distributions and dividends. In addition, while the Investors Value Fund does not anticipate paying any taxes, the value of any capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the date on which provision is made for such taxes, after giving effect to such taxes.

For purposes of calculating the performance adjustment, the investment record of the S&P 500 Index for any one year period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

For the each of the past three fiscal years SBAM has received the following amounts as management fees and has reimbursed the Funds for expenses in the following amounts:

                                                                       Expenses
                                            Gross Fees     Waiver     Reimbursed
                                            ----------   ----------   ----------
All Cap Value Fund Growth Fund
Year Ended December 31, 2001* ...........   $   16,612   $   16,612    $  7,932
Asia Growth Fund
Year Ended December 31, 1999 ............      130,437      130,437      95,204
Year Ended December 31, 2000 ............      163,829      163,829     124,963
Year Ended December 31, 2001 ............      100,099      100,099     148,367
Balanced Fund
Year Ended December 31, 1999 ............    1,016,948      406,903           0
Year Ended December 31, 2000 ............      704,205      292,995           0
Year Ended December 31, 2001 ............      598,981       98,004     129,931
California Tax Free Income Fund
Year Ended December 31, 1999(1) .........      536,270      500,406           0
Year Ended December 31, 2000(1) .........      122,999      122,999     129,725
Year Ended December 31, 2001(2) .........       92,442       92,442     209,491
Capital Fund
Year Ended December 31, 1999 ............    2,249,402            0           0
Year Ended December 31, 2000 ............    3,420,168            0           0
Year Ended December 31, 2001 ............    5,934,539            0           0
Cash Management Fund
Year Ended December 31, 1999 ............      101,230            0           0
Year Ended December 31, 2000 ............       76,855       56,543           0
Year Ended December 31, 2001 ............       72,618       72,618      26,027
High Yield Bond Fund
Year Ended December 31, 1999 ............    4,225,238       70,864           0
Year Ended December 31, 2000 ............    3,643,850            0           0
Year Ended December 31, 2001 ............    3,254,518            0           0
International Equity Fund
Year Ended December 31, 1999 ............       11,496       11,496      21,629
Year Ended December 31, 2000 ............      184,596       70,825           0
Year Ended December 31, 2001 ............      175,218       26,706      31,944
Investors Value Fund
Year Ended December 31, 1999 ............    4,071,946          N/A         N/A
Year Ended December 31, 2000 ............    5,061,228          N/A         N/A
Year Ended December 31, 2001 ............    6,236,619            0           0
Large Cap Core Equity Fund
Year Ended December 31, 2001* ...........        7,071        7,071      19,537

Large Cap Growth Fund
Year Ended December 31, 1999 ............       10,193       10,193      24,621
Year Ended December 31, 2000 ............      101,993       57,133           0
Year Ended December 31, 2001 ............       77,114       57,573      17,357
Mid Cap Fund
Year Ended December 31, 2001(3) .........       49,475       49,475      75,000
National Tax Free Income Fund
Year Ended December 31, 1999(1) .........    1,413,619      728,722           0
Year Ended December 31, 2000(1) .........      649,280      464,208           0
Year Ended December 31, 2001(4) .........      456,611      361,667     117,550
New York Tax Free Income Fund
Year Ended December 31, 1999(1) .........    2,653,050    1,196,903           0
Year Ended December 31, 2000(1) .........    1,456,490      713,048           0
Year Ended December 31, 2001(5) .........    1,084,367      638,912           0
New York Municipal Money Market Fund
Year Ended December 31, 1999 ............      358,215            0           0
Year Ended December 31, 2000 ............      309,100            0           0
Year Ended December 31, 2001 ............      253,155            0           0
Small Cap Growth Fund
Year Ended December 31, 1999 ............      974,700       41,511           0
Year Ended December 31, 2000 ............    2,776,444            0           0
Year Ended December 31, 2001 ............    2,327,708            0           0
Strategic Bond Fund
Year Ended December 31, 1999 ............      876,952      232,842           0
Year Ended December 31, 2000 ............      795,764      153,333           0
Year Ended December 31, 2001 ............      833,435       33,373      20,332
U.S. Government Income Fund
Year Ended December 31, 1999 ............      185,197      185,197      69,013
Year Ended December 31, 2000 ............      159,390      159,390      42,247
Year Ended December 31, 2001 ............      217,418      159,648      23,160

----------
* For the period from October 15, 2001, commencement of operations, through December 31, 2001.

(1) Fees for the fiscal years ended December 31, 1999 and 2000 were paid by the Fund to Citibank, CFM's predecessor, under a prior management agreement.

(2) For the period from January 1, 2001 to March 31, 2001, Citibank, CFM's predecessor, acted as investment manager of the California Tax Free Income Fund under a prior management agreement. Gross fees payable to Citibank for this period were $25,617, all of which were voluntarily waived. For the period from April 1, 2001 to December 31, 2001, CFM, the Fund's prior adviser, acted as investment manager. Gross fees payable by the Fund to CFM for this period were $66,825, all of which were voluntarily waived.

(3) Fees were paid for the period from October 15, 2001, commencement of operations, through December 31, 2001 to CFM, the Mid Cap Fund's prior investment manager.

(4) For the period from January 1, 2001 to March 31, 2001, Citibank, CFM's predecessor, acted as investment manager of the National Tax Free Income Fund under a prior management agreement. Gross fees payable by the Fund to Citibank for this period were $130,506, of which $13,749 were paid to Citibank and $116, 757 were voluntarily waived. For the period from April 1, 2001 to December 31, 2001, CFM, the Fund's prior adviser, acted as investment manager. Gross fees payable to CFM for this period were $326,105, of which $81,185 were paid to CFM and $244,920 were voluntarily waived.

(5) For the period from January 1, 2001 to March 31, 2001, Citibank, CFM's predecessor, acted as investment manager of the New York Tax Free Income Fund under a prior management agreement. Gross fees payable by the Fund to Citibank for this period were $312,885, of which $147,708 were paid to Citibank and $165,177 were voluntarily waived. For the period from April 1, 2001 to December 31, 2001, CFM, the Fund's prior adviser, acted as investment manager. Gross fees payable by the Fund to CFM for this period were $771,482, of which $297,747 were paid to CFM and $473,735 were voluntarily waived.

The Management Agreement for each of the Funds has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually (a) by the Fund's Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Directors of the Fund's Board with such disinterested

Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares (as defined in the 1940 Act). In approving the continuation of the Fund's Management Agreement, the Board, including the disinterested Directors considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Investment Manager or its affiliates in connection with providing services to the fund, compared the fees charged by the Investment Manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Investment Manager with respect to the Fund. The Board of each Fund also considered the Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and manager services, and benefits potentially accruing to the Investment Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Investment Manager, as well as research services received by the Investment Manager from brokers-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management
Agreement was in the best interests of the Fund and its shareholders. The disinterested Directors were advised by separate independent legal counsel throughout the process. The Fund or the Investment Manager may terminate the Management Agreement on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment
(as defined in the 1940 Act).

Under the terms of the Management Agreement between each Fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the Fund (including, with respect to the Asia Growth Fund, the imposition of certain Hong Kong tax liabilities on the Fund), unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on either the part of SBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Agreement. In addition, the Asia Growth Fund will indemnify SBAM and its affiliates and hold each of them harmless against any losses or damages, including the imposition of certain Hong Kong tax liabilities on the Fund, not resulting from disabling conduct.

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of each Fund has adopted a code of ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of the Fund, which includes officers, Directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, each Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the Investment Manager and if applicable, any sub-adviser to the Fund, which policies serve as such adviser's code of ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.

Administrator

SBAM acts as administrator for each of the Series Funds, the Capital Fund and the Investors Value Fund. SBAM has delegated its responsibilities as administrator for the Series Funds, other than the Small Cap Growth Fund, to Smith Barney Fund Management LLC ('SBFM'), an affiliate of SBAM, located at 125 Broad Street, New York, NY 10004. The administration fee for each of the Series Funds is payable monthly and is calculated at an annual rate of 0.05% of the Fund's average daily net assets. Each of the Capital Fund and the Investors Value Fund pays SBAM a management fee as described above and does not pay SBAM an additional fee to act as the Fund administrator.
Prior to January 1, 1999, the administrative services provided by SBFM and SBAM were provided by Investors Bank and Trust Company ('IBT'). For the last three fiscal years the Series Funds have paid the following amounts as administration fees:

                                                                  Administration
                                                                     Fee Paid
                                                                  --------------
All Cap Value Fund
Year Ended December* 31, 2001 .................................     $  1,108
Asia Growth Fund
Year Ended December 31, 1999 ..................................       11,201
Year Ended December 31, 2000 ..................................       10,239
Year Ended December 31, 2001 ..................................        6,256
Balanced Fund
Year Ended December 31, 1999 ..................................       92,450
Year Ended December 31, 2000 ..................................       64,019
Year Ended December 31, 2001 ..................................       54,453
Cash Management Fund
Year Ended December 31, 1999 ..................................       25,308
Year Ended December 31, 2000 ..................................       19,214
Year Ended December 31, 2001 ..................................       18,154
High Yield Bond Fund
Year Ended December 31, 1999 ..................................      281,673
Year Ended December 31, 2000 ..................................      242,924
Year Ended December 31, 2001 ..................................      216,968
International Equity
Year Ended December 31, 1999 ..................................          639
Year Ended December 31, 2000 ..................................       10,255
Year Ended December 31, 2001 ..................................        9,734
Large Cap Core Equity Fund
Year Ended December* 31, 2001 .................................          544
Large Cap Growth Fund
Year Ended December 31, 1999 ..................................          679
Year Ended December 31, 2000 ..................................        6,800
Year Ended December 31, 2001 ..................................        5,141
New York Municipal Money Market Fund
Year Ended December 31, 1999 ..................................       89,554
Year Ended December 31, 2000 ..................................       77,275
Year Ended December 31, 2001 ..................................       63,289
Small Cap Growth Fund
Year Ended December 31, 1999 ..................................       60,919
Year Ended December 31, 2000 ..................................      173,528
Year Ended December 31, 2001 ..................................      145,482
Strategic Bond Fund
Year Ended December 31, 1999 ..................................       58,464
Year Ended December 31, 2000 ..................................       53,051
Year Ended December 31, 2001 ..................................       55,562
U.S. Government Income Fund
Year Ended December 31, 1999 ..................................       15,432
Year Ended December 31, 2000 ..................................       13,238
Year Ended December 31, 2001 ..................................       18,118

* For the period from October 15, 2001, commencement of operations, through December 31, 2001.

Distributor

Salomon Smith Barney Inc., ('Salomon Smith Barney') located at 388 Greenwich Street, New York New York 10013, serves as each Fund's distributor pursuant to a distribution agreement (each a 'Distribution Agreement').

Rule 12b-1 promulgated under the 1940 Act (the 'Rule') provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund), has adopted a services and distribution plan with respect to each class of shares (other than Class O and Class Y) of each Fund pursuant to the Rule (the 'Plan'). The Board of each Fund has determined that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

Distribution Fees

Each class (other then Class O and Class Y) of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) is authorized, pursuant to a services and distribution plan applicable to that class of shares (the 'Class A Plan,' the 'Class B Plan' and the 'Class 2 Plan' as applicable and collectively, the 'Plans') adopted pursuant to the Rule to pay Salomon Smith Barney an annual service fee with respect to the Class A, Class B and Class 2 shares of the applicable Fund at the rate of 0.25% of the value of the average daily net assets of the respective class.

With respect to Class B shares of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund), Salomon Smith Barney is also paid an annual distribution fee at the rate of 0.75% of the value of the average daily net assets of the respective class.

With respect to the Class 2 shares of the California Tax Free Income Fund, High Yield Bond Fund, National Tax Free Income Fund, New York Tax Free Income Fund, Strategic Bond Fund, and U.S. Government Income Fund (the 'Bond Funds'), Salomon Smith Barney is also paid an annual distribution fee at the rate of 0.50% of the value of the average daily net assets of the Class 2 shares of the Fund. With respect to Class 2 shares of the All Cap Value Fund, Asia Growth Fund, Balanced Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund (the 'Equity Funds'), Salomon Smith Barney is also paid an annual distribution fee at the rate of 0.75% of the value of the average daily net assets of the Class 2 shares of the Fund.

The service fees are used for servicing shareholder accounts, including payments by Salomon Smith Barney to selected securities dealers. The distribution fees are paid to Salomon Smith Barney to compensate for activities primarily intended to result in the sale of Class B and Class 2 shares.

The expenses incurred in connection with these activities include: costs of printing and distributing the Funds' Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for Salomon Smith Barney' initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Funds' shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, Salomon Smith Barney may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in a Fund (a 'trail fee') with respect to accounts that dealers continue to service.

With respect to Class B shares, Salomon Smith Barney will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of .25% which will begin to accrue immediately after settlement. With respect to Class 2 shares of the Bond Funds, Salomon Smith Barney will pay broker-dealers at the time of sale a commission of 1.75% of the purchase amount and a quarterly trail fee at an annual rate of .75% which will begin to accrue one year after settlement. With respect to Class 2 shares of the Equity Funds, Salomon Smith Barney will pay broker-dealers at the time of sale a commission of 2.00% of the purchase amount and a quarterly trail fee at an annual rate of 1.00% which will begin to accrue one year after settlement.

Sales personnel of broker/dealers distributing each Fund's shares and any other persons entitled to receive compensation for selling or servicing a Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by Salomon Smith Barney and dealers in connection with the sale of shares will be paid, in the case of Class A and Class 2 shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Class B and Class 2 shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Class A shares is the same as that of the deferred sales charge and ongoing distribution and service fees applicable to Class B shares.

The Plans provide that Salomon Smith Barney may make payments to assist in the distribution of a Fund's shares out of the other fees received by it or its affiliates from such Fund, its past profits or any other sources available to it. From time to time, Salomon Smith Barney may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to Salomon Smith Barney under the Plans and payments by Salomon Smith Barney to selected securities dealers are payable without regard to actual expenses incurred.

Salomon Smith Barney may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds. In addition, Salomon Smith Barney may also, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by Salomon Smith Barney, any applicable Plan payments or Salomon Smith Barney's other resources. Other than Plan payments, the Funds do not bear distribution expenses.

A quarterly report of the amounts expended with respect to each Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Fund's Board for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of any Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Fund's Board and by the Directors who are neither 'interested persons,' as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to a Fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the Directors who are not 'interested persons' and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of a Fund or class, as the case may be.

For the year ended December 31, 2001, the aggregate amount spent by the various classes of each Fund under the applicable Plan was as follows:

                               Amounts      Amounts paid   Compensation to   Amount Spent
                               paid to       to Selected        Sales             on
                            Underwriters       Dealers        Personnel      Advertising
                            ------------    ------------   ---------------   ------------
All Cap Value Fund
Class A .................     $    -          $    -          $   -            $  -
Class B .................     $    -          $    -          $   -            $  -
Class 2 .................     $    -          $    -          $   -            $  -
Asia Growth Fund
Class A .................     $    9,975      $   45,576      $ 88,024         $1,235
Class B .................     $   50,553      $  142,964      $ 12,831         $  -
Class 2 .................     $   26,696      $  137,891      $ 51,870         $  -
Balanced Fund
Class A .................     $   59,710      $   74,779      $ 33,634         $  -
Class B .................     $  683,082      $  762,695      $ 77,233         $  -
Class 2 .................     $  154,947      $  206,237      $124,485         $  572
Capital Fund
Class A .................     $  514,170      $  985,890      $198,020         $  -
Class B .................     $2,819,021      $2,172,815      $705,982         $  593
Class 2 .................     $2,390,888      $2,442,751      $619,168         $  -
High Yield Bond Fund
Class A .................     $  256,529      $  765,818      $177,768         $1,596
Class B .................     $2,401,347      $3,327,280      $204,341         $  281
Class 2 .................     $  532,958      $  616,536      $186,320         $  -
                                                             Total
                              Amount                     Distribution
                             Spent on                    Fees Paid for
                             printing        Amount       the Fiscal
                               and          Spent of      Year Ended
                            Mailing of   Miscellaneous     December
                            Prospectus      Expenses       31, 2001
                            ----------   -------------   -------------
All Cap Value Fund
Class A .................    $  -           $   -           $     -
Class B .................    $  -           $   -           $     -
Class 2 .................    $  -           $   -           $     -
Asia Growth Fund
Class A .................    $14,998        $127,154        $  276,987
Class B .................    $ 1,363        $ 14,194        $  171,352
Class 2 .................    $ 9,908        $ 30,265        $  229,934
Balanced Fund
Class A .................    $ 5,524        $ 34,190        $  148,127
Class B .................    $12,726        $ 86,654        $  839,308
Class 2 .................    $21,240        $142,471        $  495,005
Capital Fund
Class A .................    $14,885        $102,911        $1,301,706
Class B .................    $44,745        $293,036        $3,217,171
Class 2 .................    $67,611        $367,909        $3,497,439
High Yield Bond Fund
Class A .................    $28,096        $204,009        $1,177,287
Class B .................    $24,496        $198,796        $3,755,193
Class 2 .................    $28,271        $153,119        $  984,246

                                       89

                               Amounts      Amounts paid   Compensation to   Amount Spent
                               paid to       to Selected        Sales             on
                            Underwriters       Dealers        Personnel      Advertising
                            ------------    ------------   ---------------   ------------
International Equity Fund
Class A .................     $   30,527      $ 62,567        $ 80,918         $ -
Class B .................     $   38,631      $ 52,448        $ 31,540         $476
Class 2 .................     $   35,103      $ 60,204        $ 44,562         $549
Investors Value Fund
Class A .................     $  305,611      $319,978        $ 44,284         $ -
Class B .................     $  819,698      $658,879        $118,610         $329
Class 2 .................     $  457,107      $516,038        $265,650         $ -
Large Cap Growth Fund
Class A .................     $    4,227      $  6,739        $  7,713         $ -
Class B .................     $   47,938      $ 35,410        $ 17,326         $192
Class 2 .................     $   25,921      $ 72,704        $124,346         $ -
Small Cap Growth Fund
Class A .................     $  416,584      $488,028        $114,393         $ -
Class B .................     $1,067,147      $414,707        $111,808         $238
Class 2 .................     $  170,714      $207,708        $176,740         $438
Strategic Bond Fund
Class A .................     $   44,575      $154,155        $ 55,340         $300
Class B .................     $  688,131      $762,469        $129,157         $430
Class 2 .................     $  179,179      $212,816        $ 97,264         $ -
U.S. Government Income
Fund
Class A .................     $   27,261      $329,687        $ 76,754         $ 76
Class B .................     $  169,792      $129,502        $ 62,675         $389
Class 2 .................     $   58,007      $ 75,698        $ 70,878         $ -

                                                             Total
                              Amount                     Distribution
                             Spent on                    Fees Paid for
                             printing        Amount       the Fiscal
                               and          Spent of      Year Ended
                            Mailing of   Miscellaneous     December
                            Prospectus      Expenses        31, 2001
                            ----------   -------------   -------------
International Equity Fund
Class A .................    $14,491        $ 74,066        $  232,042
Class B .................    $ 4,237        $ 39,661        $  128,562
Class 2 .................    $ 8,404        $ 64,219        $  177,938
Investors Value Fund
Class A .................    $ 5,463        $ 33,198        $  402,923
Class B .................    $13,639        $ 93,275        $  884,732
Class 2 .................    $40,000        $245,872        $1,067,560
Large Cap Growth Fund
Class A .................    $ 1,391        $  4,525        $   20,368
Class B .................    $ 3,287        $ 28,822        $   85,039
Class 2 .................    $21,337        $135,729        $  354,116
Small Cap Growth Fund
Class A .................    $14,071        $131,554        $  748,046
Class B .................    $17,193        $126,368        $  672,314
Class 2 .................    $32,653        $177,782        $  595,321
Strategic Bond Fund
Class A .................    $ 7,974        $ 56,874        $  274,643
Class B .................    $16,258        $121,280        $1,029,594
Class 2 .................    $15,806        $ 84,270        $  410,158
U.S. Government Income
Fund
Class A .................    $ 9,280        $ 63,804        $  479,600
Class B .................    $ 9,485        $ 71,584        $  273,635
Class 2 .................    $10,955        $ 52,910        $  210,441

Listed below are the distribution fees paid by Class A, Class B and Class 2 shares of each Fund to the distributor for the fiscal years ended December 31, 1999 and 2000. Distribution fees paid by each class during the fiscal year ended December 31, 1999, were paid to CFBDS, Inc., the Fund's former distributor.

                                   Distribution Fees    Distribution Fees Paid
                                  Paid for the Fiscal    for the Fiscal Year
                                       Year Ended               Ended
                                   December 31, 2000      December 31, 1999
                                  -------------------   ----------------------
Asia Growth Fund
Class A .......................       $  137,352             $  189,218
Class B .......................          219,598                376,267
Class 2 .......................          316,715                230,671


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

Balanced Fund
Class A .......................          227,348                518,942
Class B .......................        1,202,278              2,992,170
Class 2 .......................          485,992                688,863
California Tax Free Income Fund
Class A .......................          208,580                175,044
Class B .......................           67,546                 11,138
Class 2 .......................                0                      0
Capital Fund
Class A .......................          570,264                314,825
Class B .......................        1,889,726              1,303,892
Class 2 .......................        1,343,563                392,249
High Yield Bond Fund
Class A .......................        1,411,040              1,361,867
Class B .......................        4,273,737              7,589,384
Class 2 .......................        1,004,827              1,851,087
International Equity Fund
Class A .......................          226,232                 49,140
Class B .......................          212,717                 78,266
Class 2 .......................          266,417                 59,752
Investors Value Fund
Class A .......................          269,891                429,812
Class B .......................          962,992              2,233,512
Class 2 .......................          651,782                530,801
Large Cap Growth Fund
Class A .......................          153,865                 56,346
Class B .......................          158,118                 92,379
Class 2 .......................          270,156                 38,943
National Tax Free Income Fund
Class A .......................          208,580                435,060
Class B .......................           23,539                 48,439
Class 2 .......................                0                      0
New York Tax Free Income Fund
Class A .......................          472,109                862,089
Class B .......................           40,164                 66,782
Class 2 .......................                0                      0
Small Cap Growth Fund
Class A .......................        1,133,893                548,190
Class B .......................        1,265,399              1,277,994
Class 2 .......................          405,193                323,678
Strategic Bond Fund
Class A .......................          221,255                323,690
Class B .......................        1,263,748              1,888,531
Class 2 .......................          293,186                517,165
U.S. Government Fund
Class A .......................          315,839                227,821
Class B .......................          306,355                768,709
Class 2 .......................          108,560                126,809

Expenses

Each Fund's expenses include taxes, interest, fees and salaries of such Fund's Directors and officers who are not Directors, officers or employees of the Fund's service contractors, commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on either expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares.

                             PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of each Fund, the Investment Manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Investment Manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the Investment Manager generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available. The purchase by a Fund of Participations or Assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the Participation Agreement.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Investment Manager may select brokers who charge a commission in excess of that charged by other brokers, if the Investment Manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Investment Manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The Investment Manager may also have arrangements with brokers pursuant to which such brokers provide research services to the Investment Manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a Fund's costs, the Investment Manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Investment Manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the Investment Manager by brokers who effect securities transactions for a Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing a Fund. Not all of these research services are used by the Investment Manager in managing any particular account, including the Funds.

Under the 1940 Act, 'affiliated persons' of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which the Investment Manager or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through 'affiliated broker/dealers,' as defined in the 1940 Act. Each Fund's Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. For the fiscal years ended December 31, 1999, 2000 and 2001, none of the Funds except for the Asia Growth Fund, Balanced Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund paid any brokerage commissions to Salomon Smith Barney or any affiliate of the Fund, SBAM or Salomon Smith Barney. For the fiscal years ended December 31, 1999, 2000 and 2001, the Asia Growth Fund, Balanced Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund paid aggregate brokerage commissions, including affiliated brokerage commissions, as follows:

                                                                 Amount of Brokerage
                                        Aggregate Broker   Commission Paid by the Fund to
Fund                                    Commissions Paid         Salomon Smith Barney
----                                    ----------------   ------------------------------
Asia Growth Fund*
Year Ended December 31, 2001.........     $  157,666                 $ 6,724
Balanced Fund
Year Ended December 31, 1999.........         72,439                   2,400
Year Ended December 31, 2000.........         65,655                       0
Year Ended December 31, 2001.........         72,793                       0
Capital Fund
Year Ended December 31, 1999.........        434,000                  12,018
Year Ended December 31, 2000.........      1,571,749                  17,130
Year Ended December 31, 2001.........      2,609,687                       0
International Equity Fund*
Year Ended December 31, 2001.........         25,235                     125
Investors Value Fund
Year Ended December 31, 1999.........      1,393,000                  31,716
Year Ended December 31, 2000.........      1,779,420                  26,332
Year Ended December 31, 2001.........      1,556,603                  11,215
Large Cap Core Equity Fund*
Year Ended December 31, 2001.........          5,973                     116
Large Cap Growth Fund
Year Ended December 31, 1999.........          9,771                      48
Year Ended December 31, 2000.........         20,745                     291
Year Ended December 31, 2001.........         12,800                     188
Small Cap Growth Fund
Year Ended December 31, 1999.........        389,381                     390
Year Ended December 31, 2000.........        587,213                       0
Year Ended December 31, 2001.........        425,708                       0

----------
* Asia Growth Fund, International Equity Fund and Large Cap Core Equity Fund did not pay any brokerage commission to Salomon Smith Barney for the Fiscal Years ended December 31, 1999 and 2000.

With respect to each of the Asia Growth Fund, Balanced Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund, for the fiscal years ended December 31, 2001, the percentage of the Fund's aggregate brokerage commissions paid to Salomon Smith Barney and the percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through Salomon Smith Barney were as follows:

                             The Percentage of the    The Percentage of the Fund's
                                Fund's Aggregate       Aggregate Dollar Amount of
                             Brokerage Commissions     Transactions Involving the
                                Paid to Salomon      Payment of Commission Effected
Fund                              Smith Barney        Through Salomon Smith Barney
----                         ---------------------   -------------------------------
Asia Growth Fund                    4.26%                      5.54%
Balanced Fund                          0%                         0%
Capital Fund                           0%                         0%
International Equity Fund           0.50%                      1.36%
Investors Value Fund                0.70%                      0.47%
Large Cap Core Equity Fund          1.94%                      0.39%
Large Cap Growth Fund                1.5%                      1.70%
Small Cap Growth Fund                  0%                         0%

In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the Investment Manager's other clients. Investment decisions for each Fund and for the Investment Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the Investment Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

                                 NET ASSET VALUE

Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by each Fund in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (except with respect to the Cash Management Fund and the New York Municipal Money Market Fund for which the determination is made at 12:00 noon (New York time)). With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined using fair value procedures established by and under the supervision of the Board. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

In addition, a Fund may use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the Fund's net asset value is calculated. A Fund that uses fair value procedures to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities or that uses fair value procedures to price those same securities.


Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

All other securities and other assets of each Fund will be valued using fair value procedures established by and under the supervision of the Fund's Board.

As stated in the Prospectus, each of the Cash Management Fund and the New York Municipal Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values the Fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 promulgated under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board has established procedures reasonably designed, taking into account current market conditions and the investment objective of the Cash Management Fund and the New York Municipal Money Market Fund, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Fund's Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

In the event of a deviation of 1/2 of 1% between the net asset value of the Cash Management Fund or the New York Municipal Money Market Fund, as applicable, based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board will promptly consider what action, if any, should be taken. The Board will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                         ADDITIONAL PURCHASE INFORMATION

Timing of Purchase Orders

Orders for the purchase of Fund shares (other than the Cash Management Fund and the New York Municipal Money Market Fund) received by selected dealers by the close of regular trading on the NYSE (currently, 4:00 p.m., New York time) on any day that a Fund calculates its net asset value and either transmitted to Salomon Smith Barney by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to the Funds transfer agent, through the facilities of the National Securities Clearing Corporation ('NSCC') by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. Purchase orders for shares of the Cash Management Fund and the New York Municipal Money Market Fund will be executed at the net asset value per share next determined after the order has become effective, i.e., payment has been received in or converted into federal funds. See 'Buying Shares and Exchanging Shares' in the Prospectus. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Salomon Smith Barney or the transfer agent through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. See 'How to Open an Account and Purchase Shares' above for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account.

Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

Class A Shares

Volume Discounts. The schedule of sales charges on Class A shares described in each Prospectus relating to Class A shares applies to purchases made by any 'purchaser,' which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are 'affiliated persons' of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code;
(f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Advisers Act) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call (800) 446-1013.

Group Purchases. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A 'qualified group' is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring Fund shares at a discount; and (c) satisfies uniform criteria which enables the distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at no cost to the distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributor.

Initial Sales Charge Waivers. In addition to those types of investors set forth in the Prospectus who are eligible for waiver of the initial sales charge on purchases of Class A shares, investors who, authorized by and as a result of a direct relationship with a Fund's portfolio manager, purchase shares directly from the Fund, will also have the initial sales charge waived when purchasing Class A shares.

Sales Charge Reallowance. Purchases of Class A shares of a Fund may be made at each Fund's respective net asset value per share plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of a Fund's Class A shares.

Right of Accumulation. Reduced sales charges, in accordance with the schedule in the Prospectus relating to Class A shares, apply to any purchase of Class A shares if the aggregate investment in Class A shares of all Funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class 2 shares and shares purchased or held in the Cash Management Fund and/or the New York Municipal Money Market Fund, and including the purchase being made, of any purchaser is $50,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. Each Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.

Letter of Intent. For the purposes of determining which sales charge level set forth in the Prospectus is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares of the Funds to be achieved over a thirteen-month period and may purchase Class A shares during such period at the applicable reduced front end sales charge. All Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund) previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a level specified in the table in the Prospectus.

Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the transfer agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

The Letter of Intent does not obligate the investor to purchase, nor any Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the transfer agent within twenty days of notification or, if not paid, the transfer agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the applicable Fund, the transfer agent or eligible securities dealers.

                        ADDITIONAL REDEMPTION INFORMATION

If the Board of a Fund determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board may deem fair and equitable. However, certain Funds (other than California Tax Free Income Fund, Mid Cap Fund, National Tax Free Income Fund and New York Tax Free Income Fund) have made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Taxation of a Fund

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a 'RIC') under Subchapter M of the Code. Qualification as a RIC requires, among other things, that a Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a RIC, a Fund will not be subject to federal income tax on its 'net investment income' (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for and dividends paid) and 'net capital gain' (the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its net investment income for such taxable year and its net tax-exempt interest income for such taxable year. However, each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from Municipal Obligations and to alternative minimum tax (currently at a maximum rate of 20%) on alternative minimum taxable income, which includes interest income on certain 'private activity' obligations that is otherwise exempt from tax. Each Fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in the shareholder's income.

If any year a Fund should fail to qualify under Subchapter M for tax treatment as a RIC, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

A Fund will be subject to a non-deductible 4% excise tax to the extent that a Fund does not distribute by the end of each calendar year the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end.

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of a Fund investing in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes but may not be able to claim a foreign tax credit or deduction for these foreign taxes. In addition, a Fund investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of a Fund making such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

Certain Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See 'Additional Investment Activities and Risk Factors -- Derivatives.' Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a Fund and defer recognition of certain of a Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to 'mark-to-market' certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for RIC qualification and avoid both the corporate level tax and the 4% excise tax. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries


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

in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

If a Fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the Fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' (a 'QEF') under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.

Under Sections 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Shareholders

The Prospectus describes each Fund's policy with respect to distribution of net investment income and any net capital gain. Shareholders should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those shareholders purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Shareholders will be notified annually as to the federal tax status of distributions.

All dividends and distributions to shareholders of a Fund of net investment income will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions of net investment income, which includes the excess of the Fund's net realized short-term capital gains over net realized long-term capital losses, are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. A portion of such dividends may qualify for the dividends received deduction available to corporations, however, and certain Funds may qualify to pay exempt-interest dividends as explained below.

Distributions of net capital gain designated by a Fund as 'capital gain dividends' will be taxable as long-term capital gain, whether paid in cash or additional shares, and regardless of how long the shares have been held by such shareholders. Such distributions will not be eligible for the dividends received deduction. In general, the maximum federal income tax rate imposed on long-term capital gain of individuals is 20% (or 18% for capital assets that have been held for more than five years, and whose holding periods began after December 31, 2000). The maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gain, which currently is taxed at the same rates as ordinary income) is currently 38.6%. With respect to corporate taxpayers, long-term capital gain currently is taxed at the same federal income tax rates as ordinary income and short-term capital gain the


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

maximum rate being 35%. Distributions, if any, in excess of a Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and reduction in) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below. Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Investors should consider the tax implications of buying shares shortly before the record date of a distribution because distributions will be taxable as described above even though the net asset value of shares of a Fund is reduced by the distribution.

The redemption, sale or exchange of shares of one Fund for shares of another is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares or a broker may be disallowed if other shares of the Fund are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the original shares are disposed of.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a Fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund on December 31 of the year in which the dividend is declared.

Each Fund may be required to withhold federal income tax ('backup withholding') from dividends (other than exempt-interest dividends) and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the Internal Revenue Service ('IRS') or a broker notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

It is expected that a portion of the dividends of net investment income received by corporate shareholders from a Fund (other than the Cash Management Fund, the U.S. Government Income Fund, the New York Municipal Money Market Fund, and the California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund) will qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be disallowed or reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be 'debt-financed' (generally, acquired with borrowed funds), (2) held by a Fund for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) or (3) subject to certain forms of hedges or short sales. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year.

A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders.

Each of the Asia Growth Fund and International Equity Fund expects to qualify for and make this election. For any year that the Asia Growth Fund and International Equity Fund makes such an election, each shareholder of such Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the Asia Growth Fund and International Equity Fund to a foreign country's government and shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by the Asia Growth Fund and International Equity Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders of the Asia Growth Fund and International Equity Fund will not be able to claim a foreign tax credit with respect to taxes


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

paid by the Asia Growth Fund and International Equity Fund unless certain holding period requirement are met. Shareholders that are exempt from tax under
Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election.

Taxation of Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ('foreign shareholder'), depends on whether the income from a Fund is 'effectively connected' with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax gains realized on the sale of shares of the Fund, exempt-interest dividends, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

The California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund and New York Tax Free Income Fund

The California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund and New York Tax Free Income Fund each intends to qualify to pay 'exempt-interest dividends,' as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in Section 103(a) of the Code. Each Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax. In addition, dividends from the New York Municipal Money Market Fund and New York Tax Free Income Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal Money Market Fund and New York Tax Free Income Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions. Likewise, dividends from the California Tax Free Income Fund will not be subject to California State personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of California and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from California State personal income taxes). Dividends from the California Tax Free Income Fund, however, are not excluded in determining California State franchise taxes on corporations and financial institutions.

Gain from a sale or redemption of shares of the California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund and New York Tax Free Income Fund that are held as capital assets will be taxable to the shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of these Funds, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.

All or a portion of the gain from the sale or redemption of tax-exempt obligations acquired after April 30, 1993 that is attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of the California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund and New York Tax Free Income Fund.

Because each of the California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund


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

and New York Tax Free Income Fund will primarily invest in Municipal Obligations, dividends from these Funds will generally be exempt from regular federal income tax in the hands of shareholders. A portion, however, may be subject to the alternative minimum tax. Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent the California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund or New York Tax Free Income Fund makes such an investment, a portion of the exempt-interest dividends paid, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund and New York Tax Free Income Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations which may be subject to the alternative minimum tax. Additionally, taxpayers must disclose to the IRS on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Fund) received or accrued during the year.

In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ('adjusted current earnings,' referred to as 'ACE') exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all exempt-interest dividends paid by the California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund and New York Tax Free Income Fund, is included in calculating ACE.

Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund and New York Tax Free Income Fund.

Shares of the California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund and New York Tax Free Income Fund would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts ('IRAs'), because such plans and accounts are generally tax-exempt or tax deferred and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

In addition, the California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund and New York Tax Free Income Fund may not be an appropriate investment for entities that are 'substantial users' of facilities financed by private activity bonds or 'related persons' thereof. A 'substantial user' is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and, unless such facility, or part thereof, is constructed, reconstructed or acquired specifically for the non-exempt person, whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities. 'Related persons' include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of 'substantial user' and 'related person.' For additional information, investors should consult their tax advisers before investing in the California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund or New York Tax Free Income Fund.

All or a portion of the exempt-interest dividends received by certain foreign corporations may be subject to the federal branch profits tax. Likewise, all or a portion of the exempt-interest dividends may be taxable to certain Subchapter S Corporations that have Subchapter C earnings and profits and substantial passive investment income. In addition, the exempt-interest dividends may reduce the deduction for loss reserves for certain insurance companies. Such corporations and insurance companies should consult their tax advisers before investing in the California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund or New York Tax Free Income Fund. The Code may also require individual shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.

State and Local Tax Matters

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government


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

securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

Hong Kong Tax Matters

The Asia Growth Fund would be subject to Hong Kong profits tax, which is currently charged at the rate of 16.5% for corporations and 15% for individuals, if, by virtue of the fact that SBAM AP is located in Hong Kong, (a) the Fund or its agents were deemed to carry on a trade, profession or business in Hong Kong and (b) profits from that trade, profession or business were to arise in or be derived from Hong Kong. Hong Kong profits tax will not be payable in respect of profits from the sale of shares and other securities transacted outside Hong Kong, interest arising or derived from outside Hong Kong and profits in the nature of capital gains. The sale of securities will not be treated as the sale of capital assets if the profit or loss from such sale is regarded as attributable to a trade or business carried on in Hong Kong. The Asia Growth Fund does not currently believe that it will be subject to Hong Kong profits tax.

Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice. No Hong Kong stamp duty will be payable in respect of transactions in shares of the Asia Growth Fund provided that the register of shareholders is maintained outside of Hong Kong.

                        PERFORMANCE INFORMATION AND DATA

From time to time, a Fund may advertise its standardized or nonstandardized total return or aggregate total return, distribution rate, yield and tax-equivalent yield over various periods of time in advertisements, reports and other types of sales literature. In addition money market funds, such as Cash Management Fund and New York Municipal Money, may advertise their effective yield and tax-equivalent effective yield. These performance calculations are computed separately for each class of shares of a Fund. In addition, performance of class shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including, but not limited to, Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB Donaghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. The yield of the Cash Management Fund and the New York Municipal Money Market Fund may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve System.

A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of Fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.

Total Return

Total return figures show the average annual percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of the same class. Total return figures for the Funds' Class A shares and Class 2 Shares (except for the Cash Management Fund and the New York Municipal Money Market Fund, which have no sales charge) include the maximum initial sales charge and for Class B and Class 2 shares include any applicable deferred sales charge during the measuring period. These figures also take into account the service and distribution fees, if any, payable with respect to each class of a Fund's shares.

'Aggregate total return' figures may be used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum sales charge for the Class A shares or Class 2 shares (except for the Cash Management Fund and the New York Municipal Money Market Fund, which have no sales charge) or any applicable deferred sales charge for Class B and Class 2 shares, and may be shown by means of schedules, charts or graphs and


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

may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in sales charges, distribution fees and certain other expenses, the performance for each of the classes will differ.


Average Annual Total Returns
Average Annual Total Returns will be given for the most current one-, five- and ten-year periods, or the life of the relevant class of a Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as from the date of inception. When considering average annual return figures, it is important to note that the annual return for any one year period might have been greater or less than the average for the entire period.

     A Fund's average annual total return figures, as described and shown in the Prospectus, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n = ERV

Where:   P        =        a hypothetical initial payment of $1,000
         T        =        average annual total return
         n        =        number of years
         ERV      =        Ending  Redeemable  Value of a  hypothetical  $1,000
                           payment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The following tables set forth the average annual total returns for each class of shares of each of the Asia Growth Fund, Balanced Fund, California Tax Free Income Fund, Capital Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Income Fund, New York Municipal Money Market Fund, New York Tax Free Income Fund, Small Cap Growth Fund, Strategic Bond Fund and Government Income Fund (after management fee waiver and reimbursement of certain expenses) for certain periods of time ending December 31, 2001. Because All Cap Value Fund and Large Cap Core Equity Fund have been in existence for less than one year, those Funds do not yet have sufficient operating history to generate the performance information. The calculations below adjust for the different front end and deferred sales charges currently payable with respect to each class and are based on expenses actually paid by each Fund for the periods presented. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Fund's investment objectives and policies as well as the risks incurred in each Fund's investment practices.

Average Annual Total Return - Asia Growth Fund

Class of Shares   1-Year   5-Year   Since Inception   Inception Date
---------------   ------   ------   ---------------   --------------
Class A           -16.96%  -6.86%        -5.24%         May 6, 1996
Class B           -16.71%  -6.78%        -5.10%         May 6, 1996
Class 2           -14.07   -6.58%        -5.08%         May 6, 1996
Class O           -11.42%  -5.47%        -3.98%         May 6, 1996

Average Annual Total Return - Balanced Fund

Class of Shares   1-Year   5-Year   Since Inception     Inception Date
---------------   ------   ------   ---------------   ------------------
Class A           -4.82%    6.06%        8.72%        September 11, 1995
Class B           -4.53%    6.20%        8.92%        September 11, 1995
Class 2           -1.74%    6.29%        8.76%        September 11, 1995
Class O           1.25%     7.56%       10.08%        September 11, 1995

Average Annual Total Return - California Tax Free Income Fund(1)

Class of Shares   1-Year   Since Inception    Inception Date
---------------   ------   ---------------   ----------------
Class A           -2.06%        3.19%        November 2, 1998
Class B             N/A           **         October 5, 2001

Average Annual Total Return - Capital Fund

Class of Shares   1-Year   5-Year   10-Year   Since Inception    Inception Date
---------------   ------   ------   -------   ---------------   -----------------
Class A           -4.24%   17.00%     N/A          18.11%       November 1, 1996
Class B           -4.12%   17.29%     N/A          18.48%       November 1, 1996
Class 2           -1.14%   17.25%     N/A          18.34%       November 1, 1996
Class O            2.00%   18.69%   16.13%           N/A        December 17, 1976
Class Y             N/A      N/A      N/A             **        January 31, 2001

Average Annual Total Return - Cash Management Fund

Class of Shares   1-Year   5-Year   10-Year   Since Inception    Inception Date
---------------   ------   ------   -------   ---------------   ----------------
Class A            3.59%    4.96%     N/A          4.97%        February 1, 1995
Class B            3.59%    4.96%     N/A          4.95%        February 1, 1995
Class 2            3.59%    4.95%     N/A          4.94%        February 1, 1995
Class O            3.59%    4.95%    4.54%         4.70%        October 2, 1990

Average Annual Total Return - High Yield Bond Fund

Class of Shares   1-Year   5-Year   Since Inception    Inception Date
---------------   ------   ------   ---------------   -----------------
Class A           -0.70%    1.47%        6.39%        February 22, 1995
Class B           -1.37%    1.44%        6.35%        February 22, 1995
Class 2            1.66%    1.63%        6.30%        February 22, 1995
Class O            4.50%    2.75%        7.40%        February 22, 1995

Average Annual Total Return - International Equity Fund

Class of Shares   1-Year   Since Inception    Inception Date
---------------   ------   ---------------   ----------------
Class A           -26.20%      -14.58%       October 25, 1999
Class B           -26.28%      -14.19%       October 25, 1999
Class 2           -23.89%      -13.38%       October 25, 1999
Class O           -23.18%      -12.94%       October 25, 1999

Average Annual Total Return - Investors Value Fund

Class of Shares   1-Year   5-Year   10-Year   Since Inception    Inception Date
---------------   ------   ------   -------   ---------------   -----------------
Class A           -9.94%   10.90%     N/A          16.78%       January 3, 1995
Class B           -9.91%   11.08%     N/A          16.87%       January 3, 1995
Class 2           -7.02%   11.17%     N/A          16.74%       January 3, 1995
Class O           -4.17%   12.49%    14.55%        14.37%       December 31, 1988
Class Y             N/A      N/A      N/A            **         July 16, 2001

Average Annual Total Return - Large Cap Growth Fund

Class of Shares   1-Year   Since Inception    Inception Date
---------------   ------   ---------------   ----------------
Class A           -17.30%      -10.94%       October 25, 1999
Class B           -17.27%      -10.41%       October 25, 1999
Class 2           -14.60%       -9.52%       October 25, 1999
Class O           -13.09%       -8.75%       October 26, 1999

Average Annual Total Return - Mid Cap Fund(1)

Class of Shares   1-Year   5-Year   10-Year
---------------   ------   ------   -------
Class A           -12.30%  16.73%   13.96%
Class B           -12.19%  17.14%   13.78%
Class 2            -9.50%  16.77%   13.55%
Class O            -6.48%  18.61%   15.12%

Average Annual Total Return - National Tax Free Income Fund(2)

Class of Shares   1-Year   5-Year   Since Inception    Inception Date
---------------   ------   ------   ---------------   -----------------
Class A            -1.52%   5.42%        5.94%        August 17, 1995
Class B              N/A     N/A           **         October 12, 2001
Class 2              N/A     N/A           **         November 19, 2001
Class O              N/A     N/A           **         November 19, 2001

Average Annual Total Return - New York Municipal Money Market Fund

Class of Shares   1-Year   5-Year   10-Year   Since Inception    Inception Date
---------------   ------   ------   -------   ---------------   ----------------
Class A            2.50%    3.17%     N/A          3.18%        November 1, 1996
Class B(3)          N/A      N/A      N/A           N/A         November 1, 1996
Class 2             N/A      N/A      N/A            **         November 21, 2001
Class O            2.50%    3.17%    3.10%          N/A         October 2, 1990

Average Annual Total Return -New York Tax Free Income Fund(1)

Class of Shares   1-Year   5-Year   10-Year   Since Inception     Inception Date
---------------   ------   ------   -------   ---------------   -----------------
Class A           -1.59%    4.33%    5.37%          N/A         September 8, 1996
Class B             N/A      N/A      N/A            **         November 19, 2001
Class O             N/A      N/A      N/A            **         October 29, 2001

Average Annual Total Return - Small Cap Growth Fund

Class of Shares   1-Year   Since Inception   Inception Date
---------------   ------   ---------------   --------------
Class A           -11.99%      18.90%         July 1, 1998
Class B           -12.06%      19.40%         July 1, 1998
Class 2            -9.19%      19.68%         July 1, 1998
Class O            -6.42%      21.20%         July 1, 1998

Average Annual Total Return -Strategic Bond Fund

Class of Shares   1-Year   5-Year   Since Inception    Inception Date
---------------   ------   ------   ---------------   -----------------
Class A            1.12%    3.97%        7.27%        February 22, 1995
Class B            0.75%    3.95%        7.23%        February 22, 1995
Class 2            3.88%    4.17%        7.20%        February 22, 1995
Class O            6.66%    5.29%        8.33%        February 22, 1995

Average Annual Total Return -U.S. Government Income Fund

Class of Shares   1-Year   5-Year   Since Inception     Inception Date
---------------   ------   ------   ---------------   -----------------
Class A            3.98%    5.74%        6.08%        February 22, 1995
Class B            3.28%    5.70%        6.05%        February 22, 1995
Class 2            6.66%    5.97%        6.02%        February 22, 1995
Class O            9.25%    7.10%        7.13%        February 22, 1995

----------
** Class Shares were not outstanding for the full calendar year.

(1) Total returns are based on the performance of the Fund's predecessor, the Common Stock Fund, adjusted to reflect the estimated total operating expenses and sales charges of the applicable class of the Fund.

(2) All outstanding shares of the Funds were designated Class A shares on July 12, 2001. Prior to July 12, 2001, there were no sales charges on the purchase or sale of a Fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. For periods prior to July 12, 2001, Class B, Class 2 and Class O share performance includes the performance of the respective Fund's Class A shares, adjusted to take into account the deduction of the initial sales charge and/or deferred sales charge applicable to the Class B and Class 2 shares, rather than the initial sales charge applicable to Class A shares, and adjusted to take into account the lack of sales charges for Class O shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B, Class 2 and Class O shares are different than those of Class A shares, this blended Class B, Class 2 and Class O share performance is different than the performance of Class B, Class 2 and Class O shares would have been had those classes been offered for the entire period.

(3) Class B Shares of New York Municipal Money Market Fund have been fully redeemed as of November 2, 2001.

As described in the Prospectus, each of the Funds, except Investors Value Fund and Capital Fund, has been and still is subject to certain fee waivers and expense reimbursements. Absent such waiver and reimbursement, the returns shown above for such Funds would be lower. The performance data quoted represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Aggregate Total Return

The aggregate total return figures for each class of a Fund, as described herein, represent the cumulative change in the value of an investment in Fund shares of such class for the specified period and are computed by the following formula:

AGGREGATE TOTAL RETURN = ERV-P
                         -----
                           P

Where:    P       =        a hypothetical initial payment of $10,000.
         ERV      =        Ending Redeemable Value of a hypothetical  $10,000
                           investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The following tables set forth the aggregate total return of each class of shares of the Asia Growth Fund, Balanced Fund, California Tax Free Income Fund, Capital Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Income Fund, New York Tax Free Income Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Income Fund (after management fee waiver and reimbursement of certain expenses) for certain periods of time ending December 31, 2001 and reflect the effects of the maximum applicable front end sales charges and any applicable deferred sales charges payable by an investor. Because All Cap Value Fund and Large Cap Core Equity Fund have been in existence for less than one year, those Funds do not yet have sufficient operating history to generate the performance information. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Fund's investment objectives and policies as well as the risks incurred in each Fund's investment practices.

Aggregate Total Return - Asia Growth Fund

Class of Shares   1-Year   5-Year   Since Inception   Inception Date
---------------   ------   ------   ---------------   --------------
Class A           -16.96%  -29.89%      -26.26%         May 6, 1996
Class B           -16.71%  -29.61%      -25.60%         May 6, 1996
Class 2           -14.07%  -28.83%      -25.55%         May 6, 1996
Class O           -11.42%  -24.51%      -20.50%         May 6, 1996

Aggregate Total Return - Balanced Fund

Class of Shares   1-Year   5-Year   Since Inception     Inception Date
---------------   ------   ------   ---------------   ------------------
Class A           -4.82%   34.22%       69.39%        September 11, 1995
Class B           -4.52%   35.11%       71.37%        September 11, 1995
Class 2           -1.74%   35.63%       69.76%        September 11, 1995
Class O           1.25%    43.96%       83.19%        September 11, 1995

Aggregate Total Return - California Tax Free Income Fund(1)

Class of Shares   1-Year   Since Inception    Inception Date
---------------   ------   ---------------   ----------------
Class A           -2.06%       10.34%        November 2, 1998
Class B             N/A          **          October 5, 2001

Aggregate Total Return - Capital Fund

Class of Shares   1-Year   5-Year   10-Year   Since Inception    Inception Date
---------------   ------   ------   -------   ---------------   -----------------
Class A           -4.24%   119.24%    N/A          136.18%      November 1, 1996
Class B           -4.12%   121.98%    N/A          140.06%      November 1, 1996
Class 2           -1.14%   121.61%    N/A          138.65%      November 1, 1996
Class O            2.00%   135.58%  346.23%      6,424.89%      December 17, 1976
Class Y             N/A      N/A      N/A            **         January 31, 2001

Aggregate Total Return -Cash Management Fund

Class of Shares   1-Year   5-Year   10-Year  Since Inception    Inception Date
---------------   ------   ------   -------  ---------------   ----------------
Class A            3.59%   27.36%     N/A        39.79%        February 1, 1995
Class B            3.59%   27.36%     N/A        39.67%        February 1, 1995
Class 2            3.59%   27.32%     N/A        39.58%        February 1, 1995
Class O            3.59%   27.35%    55.89%      67.55%        October 2, 1990

Aggregate Total Return - High Yield Bond Fund

Class of Shares   1-Year   5-Year   Since Inception    Inception Date
---------------   ------   ------   ---------------   -----------------
Class A           -0.70%    7.57%        52.90%       February 22, 1995
Class B           -1.37%    7.42%        52.47%       February 22, 1995
Class 2            1.66%    8.41%        51.97%       February 22, 1995
Class O            4.50%   14.52%        63.18%       February 22, 1995

Aggregate Total Return - International Equity Fund

Class of Shares   1-Year   Since Inception    Inception Date
---------------   ------   ---------------   ----------------
Class A           -26.20%      -29.12%       October 25, 1999
Class B           -26.28%      -28.41%       October 25, 1999
Class 2           -23.89%      -26.93%       October 25, 1999
Class O           -23.18%      -26.10%       October 25, 1999

Aggregate Total Return - Investors Value Fund

Class of Shares   1-Year   5-Year   10-Year  Since Inception    Inception Date
---------------   ------   ------   -------  ---------------   -----------------
Class A           -9.94%   67.74%     N/A        195.75%       January 3, 1995
Class B           -9.91%   69.14%     N/A        197.41%       January 3, 1995
Class 2           -7.02%   69.77%     N/A        195.08%       January 3, 1995
Class O           -4.17%   80.13%   289.01%        N/A         December 31, 1988
Class Y             N/A      N/A      N/A           **         July 16, 2001

Aggregate Total Return - Large Cap Growth Fund

Class of Shares   1-Year   Since Inception    Inception Date
---------------   ------   ---------------   ----------------
Class A           -17.30%      -22.35%       October 25, 1999
Class B           -17.27%      -21.34%       October 25, 1999
Class 2           -14.60%      -19.61%       October 25, 1999
Class O           -13.09%      -18.11%       October 25, 1999

Average Annual Total Return - Mid Cap Fund(1)

Class of Shares   1-Year   5-Year   10-Year
---------------   ------   ------   -------
Class A           -12.30%  129.72%  291.45%
Class B           -12.19%  120.55%  263.74%
Class 2            -9.50%  117.14%  256.50%
Class O            -6.48%  134.72%  308.93%

Aggregate Total Return - National Tax Free Income Fund(2)

Class of Shares   1-Year   5-Year   Since Inception    Inception Date
---------------   ------   ------   ---------------   -----------------
Class A           -1.52%   30.18%        44.48%       August 17, 1995
Class B             N/A      N/A           **         October 12, 2001
Class 2             N/A      N/A           **         November 19, 2001
Class O             N/A      N/A           **         November 19, 2001

Aggregate Total Return - New York Municipal Money Market Fund

Class of Shares   1-Year   5-Year   10-Year   Since Inception    Inception Date
---------------   ------   ------   -------   ---------------   -----------------
Class A            2.50%   16.88%     N/A          17.54%       November 1, 1996
Class B(3)          N/A      N/A      N/A           N/A         November 1, 1996
Class 2             N/A      N/A      N/A            **         November 21, 2001
Class O            2.50%   16.89%    35.74%         N/A         October 2, 1990

Aggregate Total Return -New York Tax Free Income Fund(1)

Class of Shares   1-Year   5-Year   10-Year   Since Inception    Inception Date
---------------   ------   ------   -------   ---------------   -----------------
Class A           -1.59%   23.82%   68.12%          N/A         September 8, 1996
Class B             N/A      N/A      N/A            **         November 19, 2001
Class O             N/A      N/A      N/A            **         October 29, 2001

Aggregate Total Return - Small Cap Growth Fund

Class of Shares   1-Year   Since Inception   Inception Date
---------------   ------   ---------------   --------------
Class A           -11.99%      83.33%         July 1, 1998
Class B           -12.06%      86.04%         July 1, 1998
Class 2            -9.19%      87.59%         July 1, 1998
Class O            -6.42%      96.03%         July 1, 1998

Aggregate Total Return -Strategic Bond Fund

Class of Shares   1-Year   5-Year   Since Inception     Inception Date
---------------   ------   ------   ---------------   -----------------
Class A            1.12%   21.47%        61.81%       February 22, 1995
Class B            0.75%   21.35%        61.36%       February 22, 1995
Class 2            3.88%   22.66%        61.02%       February 22, 1995
Class O            6.66%   29.43%        73.01%       February 22, 1995

Aggregate Total Return -U.S. Government Income Fund

Class of Shares   1-Year   5-Year   Since Inception     Inception Date
---------------   ------   ------   ---------------   -----------------
Class A            3.98%   32.21%        49.89%       February 22, 1995
Class B            3.28%   31.92%        49.62%       February 22, 1995
Class 2            6.66%   33.62%        49.27%       February 22, 1995
Class O            9.25%   40.90%        60.36%       February 22, 1995

----------
** Class Shares were not outstanding for the full calendar year.

(1) Total returns are based on the performance of the Fund's predecessor, the Common Stock Fund, adjusted to reflect the estimated total operating expenses and sales charges of the applicable class of the Fund.

(2) All outstanding shares of the Funds were designated Class A shares on July 12, 2001. Prior to July 12, 2001, there were no sales charges on the purchase or sale of a Fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. For periods prior to July 12, 2001, Class B, Class 2 and Class O share performance includes the performance of the respective Fund's Class A shares, adjusted to take into account the deduction of the initial sales charge and/or deferred sales charge applicable to the Class B and Class 2 shares, rather than the initial sales charge applicable to Class A shares, and adjusted to take into account the lack of sales charges for Class O shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B, Class 2 and Class O shares are different than those of Class A shares, this blended Class B, Class 2 and Class O share performance is different than the performance of Class B, Class 2 and Class O shares would have been had those classes been offered for the entire period.

(3) Class B Shares of New York Municipal Money Market Fund have been fully redeemed as of November 2, 2001.

From time to time a Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas prescribed by the SEC:

Average Annual Total Return (After Taxes on Distributions)

       P(1+T)n = ATV[u]D

Where: P      =     a hypothetical initial payment of $1,000.
       T      =     average annual total return (after taxes on distributions)
       n      =     number of years
       ATV[u]D=     ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

The following tables set forth the average total return after taxes on distributions for the class of shares in existence for the longest period of time for the Asia Growth Fund, Balanced Fund, California Tax Free Income Fund, Capital Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Large Cap Growth Fund, National Tax Free Income Fund, New York Tax Free Income Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Income Fund (after management fee waiver and reimbursement of certain expenses) for certain periods of time ending December 31, 2001 and reflect the effects of the maximum sales charge applicable to the class payable by an investor, redemption of shares at the end of the period, and the reinvestment of distributions and dividends. Because All Cap Value Fund and Large Cap Core Equity Fund have been in existence for less than one year, those Funds do not yet have sufficient operating history to generate the performance information. Because total returns for Mid Cap Fund are based on the performance of the Fund's predecessor, the Common Stock Fund, and the Common Stock Fund was subject to different tax treatment than the Fund, the Mid Cap Fund also does not yet have sufficient operating history to generate the performance information. The average annual total return after taxes on distributions for Cash Management Fund and New York Municipal Money Market Fund are not shown. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Fund's investment objectives and policies as well as the risks incurred in each Fund's investment practices.

Average Total Return After Taxes on Distributions- Asia Growth Fund

Class of Shares    1-Year   5-Year   Since Inception   Inception Date
---------------    ------   ------   ---------------   --------------
Class A           -17.50%   -7.17%        -5.65%         May 6, 1996

Average Total Return After Taxes on Distributions - Balanced Fund

Class of Shares   1-Year    5-Year   Since Inception     Inception Date
---------------   ------    ------   ---------------     --------------
Class A           -6.46%     3.72%        6.37%        September 11, 1995

Average Total Return After Taxes on Distributions - California Tax Free Income Fund(1)

Class of Shares   1-Year    Since Inception      Inception Date
---------------   ------    ---------------     ---------------
Class A           -2.06%         3.19%          November 2, 1998

Average Total Return After Taxes on Distributions - Capital Fund

Class of Shares   1-Year   5-Year   10-Year
---------------   ------   ------   -------
Class O            0.86%   14.36%   11.86%

Average Total Return After Taxes on Distributions - High Yield Bond Fund

Class of Shares   1-Year   5-Year   Since Inception     Inception Date
---------------   ------   ------   ---------------   -----------------
Class A           -5.07%   -2.82%        1.87%        February 22, 1995

Average Total Return After Taxes on Distributions - International Equity Fund

Class of Shares   1-Year   Since Inception    Inception Date
---------------   ------   ---------------   ----------------
Class A           -26.20%       -14.58%      October 25, 1999

Average Total Return After Taxes on Distributions - Investors Value Fund

Class of Shares   1-Year   5-Year   10-Year
---------------   ------   ------   -------
Class O           -4.94%    9.31%    10.66%

Average Total Return After Taxes on Distributions - Large Cap Growth Fund

Class of Shares   1-Year   Since Inception    Inception Date
---------------   ------   ---------------   ----------------
Class A           -17.30%      -10.97%       October 25, 1999

Average Total Return After Taxes on Distributions - National Tax Free Income Fund(1)

Class of Shares   1-Year   5-Year   Since Inception   Inception Date
---------------   ------   ------   ---------------   --------------
Class A           -1.52%    5.39%        5.93%        August 17, 1995

Average Total Return After Taxes on Distributions -New York Tax Free Income Fund(1)

Class of Shares   1-Year   5-Year   10-Year
---------------   ------   ------   -------
Class A           -1.59%    4.33%    5.37%

Average Total Return After Taxes on Distributions - Small Cap Growth Fund

Class of Shares   1-Year   Since Inception   Inception Date
---------------   ------   ---------------   --------------
Class A           -11.99%      15.20%         July 1, 1998

Average Total Return After Taxes on Distributions -Strategic Bond Fund

Class of Shares   1-Year   5-Year   Since Inception     Inception Date
---------------   ------   ------   ---------------     --------------
Class A           -2.42%    0.39%        3.35%        February 22, 1995

Average Total Return After Taxes on Distributions -U.S. Government Income Fund

Class of Shares   1-Year   5-Year   Since Inception     Inception Date
---------------   ------   ------   ---------------     --------------
Class A            1.43%    3.11%        3.44%        February 22, 1995

(1) All outstanding shares of the Funds were designated Class A shares on July 12, 2001. Prior to July 12, 2001, there were no sales charges on the purchase or sale of a Fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect.

Average Annual Total Return (After Taxes on Distributions and Redemption)

P(1+T)n = ATV[u]DR

Where: P        =  a hypothetical initial payment of $1,000
       T        =  average total return (after taxes on distributions and
                   redemption)
       n        =  number of years
       ATV[u]DR =  ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption

The following tables set forth the average total return after taxes on distributions for the class of shares in existence for the longest period of time for the Asia Growth Fund, Balanced Fund, California Tax Free Income Fund, Capital Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Large Cap Growth Fund, National Tax Free Income Fund, New York Tax Free Income Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Income Fund (after management fee waiver and reimbursement of certain expenses) for certain periods of time ending December 31, 2001 and reflect the effects of the maximum sales charge applicable to the class payable by an investor, redemption of shares at the end of the period, and the reinvestment of distributions and dividends. Because All Cap Value Fund and Large Cap Core Equity Fund have been in existence for less than one year, those Funds do not yet have sufficient operating history to generate the performance information. Because total returns for Mid Cap Fund are based on the performance of the Fund's predecessor, the Common Stock Fund, and the Common Stock Fund was subject to different tax treatment than the Fund, the Mid Cap Fund also does not yet have sufficient operating history to generate the performance information. The average annual total return after taxes on distributions for Cash Management Fund and New York Municipal Money Market Fund are not shown. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Fund's investment objectives and policies as well as the risks incurred in each Fund's investment practices.

Average Total Return After Taxes on Distributions and Redemptions- Asia Growth Fund

Class of Shares   1-Year    5-Year   Since Inception   Inception Date
---------------   ------    ------   ---------------   --------------
Class A           -10.33%   -5.44%        -4.24%         May 6, 1996
Average Total Return After Taxes on Distributions and Redemptions - Balanced
Fund

Class of Shares   1-Year    5-Year   Since Inception     Inception Date
---------------   ------    ------   ---------------   ------------------
Class A           -2.90%     3.80%        6.00%        September 11, 1995

Average Total Return After Taxes on Distributions and Redemptions - California Tax Free Income Fund(1)

Class of Shares   1-Year    Since Inception    Inception Date
---------------   ------    ---------------   ----------------
Class A            0.32%         3.36%        November 2, 1998

Average Total Return After Taxes on Distributions and Redemptions - Capital Fund

Class of Shares   1-Year    5-Year   10-Year
---------------   ------    ------   -------
Class O            1.37%    13.62%   11.44%

Average Total Return After Taxes on Distributions and Redemptions - High Yield Bond Fund

Class of Shares   1-Year    5-Year   Since Inception    Inception Date
---------------   ------    ------   ---------------   -----------------
Class A           -0.45%    -0.89%        2.92%        February 22, 1995

Average Total Return After Taxes on Distributions and Redemptions - International Equity Fund

Class of Shares   1-Year    Since Inception    Inception Date
---------------   ------    ---------------   ----------------
Class A           -15.96%       -11.44%       October 25, 1999

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

Average Total Return After Taxes on Distributions and Redemptions - Investors Value Fund

Class of Shares   1-Year    5-Year   10-Year
---------------   ------    ------   -------
Class O           -2.13%     9.47%    10.57%

Average Total Return After Taxes on Distributions and Redemptions - Large Cap Growth Fund

Class of Shares   1-Year    Since Inception    Inception Date
---------------   ------    ---------------    --------------
Class A           -10.54%       -8.64%        October 25, 1999

Average Total Return After Taxes on Distributions and Redemptions - National Tax Free Income Fund(1)

Class of Shares   1-Year    5-Year   Since Inception   Inception Date
---------------   ------    ------   ---------------   --------------
Class A            0.79%     5.30%        5.76%        August 17, 1995

Average Total Return After Taxes on Distributions and Redemptions -New York Tax Free Income Fund(1)

Class of Shares   1-Year    5-Year   10-Year
---------------   ------    ------   -------
Class A            0.88%     4.45%    5.30%

Average Total Return After Taxes on Distributions and Redemptions - Small Cap Growth Fund

Class of Shares   1-Year    Since Inception   Inception Date
---------------   ------    ---------------   --------------
Class A           -7.30%        14.46%         July 1, 1998

Average Total Return After Taxes on Distributions and Redemptions -Strategic Bond Fund

Class of Shares   1-Year    5-Year   Since Inception     Inception Date
---------------   ------    ------   ---------------     --------------
Class A            0.64%     1.36%        3.86%        February 22, 1995

Average Total Return After Taxes on Distributions and Redemptions -U.S. Government Income Fund

Class of Shares   1-Year    5-Year   Since Inception     Inception Date
---------------   ------    ------   ---------------     --------------
Class A            2.41%     3.25%        3.51%        February 22, 1995

(1) All outstanding shares of the Funds were designated Class A shares on July 12, 2001. Prior to July 12, 2001, there were no sales charges on the purchase or sale of a Fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect.

The Funds may illustrate in advertising materials: (a) the use of a Payroll Deduction Plan as a convenient way for business owners to help their employees set up either IRA or voluntary mutual fund accounts; (b) retirement planning through employee contributions and/or salary reductions to show that employees may have the opportunity to save for retirement and reduce taxes by electing to defer a portion of their salary into a special mutual fund IRA account; and (c) that Uniform Gift to Minors Act accounts may be used as a vehicle for saving for a child's financial future, including statements to the effect that upon reaching the age of majority, such custodial accounts become the child's property.

Yield

From time to time the Funds may make available information as to its yield and effective yield. The yield of a Fund refers to the income generated by an investment in each such Fund over a certain period, which period will be stated in the advertisement. This income is then 'annualized.' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested in shares of the same class. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


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

Yield Calculation for Cash Management Fund and New York Municipal Money Market Fund

7-Day Yield. The 7-day yield calculation for each class of Cash Management Fund and the New York Municipal Money Market Fund is computed based on the 7 day calendar period, by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return (the 'Base Period Return'). Then multiply the Base Period Return by (365/7).

Effective Yield. The effective yield calculation for each of Cash Management Fund and New York Municipal Money Market Fund is determined as follows:

     Effective Yield = [(Base Period Return +1)'pp'365/7]-1.

For the effective yield calculation, the Base Period Return is determined in the same manner as described above under 7-Day Yield.

Tax Equivalent Current Yield. The tax equivalent current yield calculation for each of Cash Management Fund and New York Municipal Money Market Fund is determined by dividing that portion of the Fund's 7-day Yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

Tax Equivalent Effective Yield. The tax equivalent effective yield calculation for each of Cash Management Fund and New York Municipal Money Market Fund is determined by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any of the Fund's effective yield that is not tax-exempt.

The following table sets forth the 7-day yield for each class of shares of the Cash Management Fund and New York Municipal Money Market Fund for the seven-day period ended December 31, 2001.

                                                                       Effective
                Fund                   Class of Shares   7-day Yield     Yield
                ----                   ---------------   -----------   ---------
        Cash Management Fund               Class A          -2.40%       2.43%
                                           Class B          -2.40%       2.43%
                                           Class 2          -2.40%       2.43%
                                           Class O          -2.40%       2.43%

New York Municipal Money Market Fund       Class A          -1.68%       1.69%
                                           Class B*          N/A         N/A
                                           Class 2          -1.67%       1.68%
                                           Class O          -1.68%       1.69%

----------
* Class B Shares of New York Municipal Money Market Fund have been fully redeemed as of November 2, 2001.

In periods of declining interest rates the yield of the Cash Management Fund and the New York Municipal Money Market Fund will tend to be somewhat higher than prevailing market rates on short-term obligations, and in periods of rising interest rates the yield will tend to be somewhat lower. Also when interest rates are falling, the inflow of net new money to the Cash Management Fund and the New York Municipal Money Market Fund from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of these Funds' portfolios, thereby reducing these Funds' current yields. In periods of rising interest rates, the opposite can be expected to occur.


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

Yield Calculation for Funds Other than Cash Management Fund and New York Municipal Money Market Fund

30-day Yield. The Funds may advertise the yields for each class of such Funds based on a 30-day (or one month) period according to the following formula:

YIELD = 2[([(a-b/(c x d))] + 1)'pp'6 - 1], where

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

For the purpose of determining the interest earned (variable 'a' in the formula) on debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Tax Equivalent Yield. The tax equivalent yield for each Fund other than Cash Management Fund and the New York Municipal Money Market Fund is determined by dividing that portion of the Fund's yield (as calculated above) that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, of any, of the Fund's yield that is not tax-exempt.

Investors should recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

                              SHAREHOLDER SERVICES

Exchange Privilege. Shareholders may exchange all or part of their Fund shares for shares of the same class of other Funds in the Salomon Brothers Investment Series, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund and its shareholders. Accordingly, if the Investment Manager in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges to that investor or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Salomon Brothers Investment Series. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor.

During times of drastic economic or market conditions, a Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Fund being purchased formally accepts the order, which may result in the purchase being delayed.

Automatic Withdrawal Plan. With respect to any Fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares of a Fund held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of such a Fund. Withdrawal payments are made by PFPC, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under an Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, a Fund or PFPC upon written notice.

The Automatic Withdrawal Plan will not be carried over on exchanges between Funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic Withdrawal Plan in the new Fund or class. For additional information, shareholders should call (800) 446-1013.

Reinstatement Privilege. A shareholder may return any dividend, capital gain or redemption check to a Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class 2 shares, if an investor redeems Class B or Class 2 shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Class B or Class 2 shares of any Fund within 60 days, the Class B or Class 2 shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

Self Employed Retirement Plans. Certain Funds offer a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.

Boston Safe Deposit and Trust Company ('Boston Safe') has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from a Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

Individual Retirement Accounts. Certain Funds offer a prototype individual retirement account ('IRA'), which has been approved as to form by the IRS. Contributions to an IRA made available by a Fund may be invested in shares of such Fund and/or certain other mutual funds managed by SBAM.

Boston Safe has agreed to serve as custodian of the IRAs and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.


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

                                ACCOUNT SERVICES

Shareholders of each Fund are kept informed through semi-annual reports showing current investments and other financial data for such Fund. Annual reports for all Funds include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction, except for shareholders of the Cash Management Fund and the New York Municipal Money Market Fund who will receive a Statement of Account at least monthly showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. Shareholders can write or call a Fund at the address and telephone number on the first page of this SAI with any questions relating to their investment in shares of such Fund.

                                  CAPITAL STOCK

Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply. Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in the Prospectus and the SAI about another Fund listed in the Prospectus or SAI.

Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder.

Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the applicable Board. In determining the net asset value of a class of a Fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the Fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the Fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the Funds at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each Fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the applicable charter documents, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular Fund or class are conclusive.

As used in this SAI and the Prospectus, the term 'majority', when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

Series Funds, Capital Fund and Investors Value Fund

Salomon Brothers Series Funds Inc was incorporated in Maryland on April 17, 1990. The authorized capital stock of Salomon Brothers Series Funds Inc. consists of 10,000,000,000 shares having a par value of $.001 per share. Pursuant to the Articles of Incorporation and Articles Supplementary of Salomon Brothers Series Funds Inc, the Directors have authorized the issuance of thirteen series of shares. One of the series, named the Salomon Brothers Institutional Money Market Fund, is not included in this SAI The other 12 series each represent shares in one of twelve Series Funds; namely, All Cap Value Fund, Asia Growth Fund, Balanced Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, New York Municipal Money Market Fund, Small Cap Growth Fund, Strategic Bond Fund, and U.S. Government Income Fund. The assets of each Fund are segregated and separately managed. The Board of Salomon Brothers Series Funds Inc may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios.

The Capital Fund was incorporated in Maryland on August 23, 1976. The authorized capital of the Fund consists of 1,000,000,000 shares having a par value of $.001 per share.

The Investors Value Fund was incorporated in Maryland on April 2, 1958. The authorized capital stock of the Fund consists of 1,000,000,000 shares having a par value of $.001 per share.

All shares of each Series Fund have equal voting rights and will be voted in the aggregate, and not by Fund or class, except where voting by series or class is required by law or where the matter involved affects only one Fund or class.

Under the corporate law of Maryland and the By-Laws of each of these Funds, the Funds are not required to, and do not currently intend to hold, annual meetings of shareholders for the election of Directors except as required under the 1940 Act.

The shares of the Investors Value Fund and Capital Fund have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Directors.

Salomon Funds Trust

Each of California Tax Free Income Fund, Mid Cap Fund, National Tax Free Income Fund and New York Tax Free Income Fund are series of Salomon Funds Trust (the 'Trust'). The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust was called Landmark New York Tax Free Income Fund until its name was changed to Landmark Tax Free Income Funds effective October 21, 1993. Effective March 2, 1998, the Trust's name was changed to CitiFunds Tax Free Income Trust. Effective July 12, 2001, the Trust's name was changed to Salomon Funds Trust.

Prior to March 2, 1998, the National Fund was called Landmark National Tax Free Income Fund, and the New York Fund was called Landmark New York Tax Free Income Fund. From March 2, 1998 until September 4, 2000 the California Fund was called CitiFunds California Tax Free Income Portfolio, the National Fund was called CitiFunds National Tax Free Income Portfolio, and the New York Fund was called CitiFunds New York Tax Free Income Portfolio. From September 4, 2000 to July 12, 2001, the California Fund was called Citi California Tax Free Income Fund, the National Fund was called Citi National Tax Free Income Fund, and the New York Fund was called Citi New York Tax Free Income Fund. The assets of each Fund are segregated and separately managed.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each Fund and other series and to divide or combine the shares of any Fund or other series of the Trust into a greater or lesser number of shares of that Fund or series without thereby changing the proportionate beneficial interests in that series and to divide such Fund or series into classes. The Trust has reserved the right to create and issue additional series and classes of shares.

All shares of each Fund have equal voting rights. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series vote together in the election or selection of Trustees. In matters affecting only a particular series or class only shares of that particular series or class are entitled to vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's outstanding shares (or the affected series) would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (a) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (b) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.


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

The shares of the Funds have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Trustees.

The Funds' Transfer Agent maintains a share register for shareholders of record. Share certificates are issued only upon a shareholder's written request to the Trust's sub-transfer agent.

At any meeting of shareholders of the Trust or of any Fund or other series of the Trust, any financial intermediary through which shares are held may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions received for all other shares of which that financial intermediary is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


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

                          CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ('State Street'), located at 225 Franklin Street, Boston, MA 02110, currently serves as custodian for each of Fund other than the Asia Growth Fund. The Chase Manhattan Bank, N.A. ('Chase Manhattan'), located at 4 Chase Metro Tech Center, Brooklyn, NY 11245, serves as custodian for the Asia Growth Fund. Each of Chase Manhattan and State Street (each a 'Custodian'), among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; and makes disbursements on behalf of each Fund. The Custodian neither determines the Funds' investment policies, nor decides which securities each Fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

Travelers Bank &Trust, fsb, ('Travelers'), formerly known as Citi Fiduciary Trust Company, located at 125 Broad Street, New York, New York 10004, acts as transfer agent for each of the California Tax Free Income Fund, Mid Cap Fund, National Tax Free Income Fund and New York Tax Free Income Fund. As the Fund's transfer agent, Travelers registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, Travelers receives a monthly fee for out-of-pocket expenses.

PFPC Global Fund Services, Inc. ('PFPC'), located at P.O. Box 9764, Providence, RI 02940-9764, serves as the transfer agent for the Series Funds, the Capital Fund and the Investors Value Fund. As a Fund's transfer agent, PFPC registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, PFPC receives a monthly fee computed separately for each class of a Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.

PFPC also serves as the sub-transfer agent for each of the California Tax Free Income Fund, Mid Cap Fund, National Tax Free Income Fund and New York Tax Free Income Fund. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds, and distributes dividends and distributions payable by the Funds. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for out-of-pocket expenses.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP ('PricewaterhouseCoopers') provides audit services, tax return preparation and assistance and consultation in connection with review of filings for the Series Funds, Capital Fund and Investors Value Fund. The financial statements and financial highlights incorporated by reference for these Funds in the Prospectus and SAI have been so incorporated by reference in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of that firm as experts in auditing and accounting. PricewaterhouseCoopers' address is 1177 Avenue of the Americas, New York, New York 10036.

KPMG LLP, independent auditors, 757 Third Avenue, New York, NY 10017, serves as auditors of the California Tax Free Income Fund, Mid Cap Fund, National Tax Free Income Fund and New York Tax Free Income Fund and renders opinions on the Funds' financial statements. Prior to February 2, 2001, Deloitte & Touche LLP served as the independent accountants for these Funds. The address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, Massachusetts 02116.

COUNSEL

Simpson Thacher & Bartlett serves as counsel to the Series Funds, the Capital Fund and the Investors Value Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909. Piper Rudnick L.L.P. of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares of the Series Funds, the Capital Fund and the Investors Value Fund being offered for sale pursuant to the Funds' Prospectus.

Bingham Dana LLP serves as counsel to the California Tax Free Income Fund, the Mid Cap Fund, the National Tax Free Income Fund and the New York Tax Free Income Fund, and is located at 150 Federal Street, Boston, Massachusetts 02110.


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

                              FINANCIAL STATEMENTS

The audited financial statements of each of the All Cap Value Fund, Asia Growth Fund, Balanced Fund, California Tax Free Income Fund, Capital Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Income Fund, New York Municipal Money Market Fund, New York Tax Free Income Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Income Fund for the fiscal year ended December 31, 2001 contained in the 2001 Annual Reports of the Investment Series, are incorporated by reference into this SAI.


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

                                                                      APPENDIX A

                        ADDITIONAL INFORMATION CONCERNING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in California Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the 'State') and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of California issuers. Salomon Brothers California Tax Free Income Fund is not responsible for the accuracy or timeliness of this information.

                               RECENT DEVELOPMENTS

A series of reports after the start of the 2001-02 fiscal year (which began on July 1, 2001 and ends on June 30, 2002) have indicated that both the national and the California economies have been in a recession starting in 2001. In California, the impact has been particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11 have exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. The Administration predicts there will be continued weakness through at least the first half of 2002 until recovery starts. Nevertheless, the Administration reported that the California economy continued to outperform the nation as a whole.

The slowdown in the California economy, combined with weakness in the stock market has resulted in a dramatic decline in General Fund revenues compared to the estimates made at the time of the enactment in July 2001 of the 2001 Budget Act. On January 10, 2002, the Governor released his 2002-03 Governor's Budget, which included updated revenue estimates for the past, the current and the upcoming fiscal years. The 2002-03 Governor's Budget estimate of revenues for 2000-01 and 2001-02 is about $4.6 billion below the 2001 Budget Act forecast. Personal income tax receipts account for about $3.7 billion of this change, reflecting weakness in both withholding and estimated tax payments, which include payments relating to capital gains and stock option activity.

A report issued on February 20, 2002 by the Legislative Analyst's Office projects General Fund revenues for the period December 1, 2001 to June 30, 2002 will be about $2.8 billion lower than the forecast in the 2002-03 Governor's Budget, primarily because of recent evidence of lower-than-expected revenues and different estimates of stock option and capital gains income.

The State Controller has reported that General Fund cash receipts for the period July 1, 2001 through January 31, 2002 were about $1.4 billion below the forecast of cash receipts for such period contained in the 2002-03 Governor's Budget. The forecast of cash receipts in the 2002-03 Governor's Budget consisted of actual receipts through November 2002 and estimates for the balance of the year, so the shortfall reported by the Controller was attributable only to December 2001 and January 2002 estimates.

In October 2001, the Governor announced a hiring freeze for most State positions and directed State agencies to make cuts in operating expenses totaling at least $150 million in 2001-02 expenditures. The Governor also asked agencies to prepare for cuts of up to 15 percent in expenditures in the 2002-03 fiscal year budget. Most of these actions do not apply to public safety and certain other mandated expenditures.

In November 2001, the Governor issued a letter to all State departments and agencies instituting immediate action to further reduce expenditures in the 2001-02 fiscal year. Pending action by the Legislature to cut expenditures, the Governor directed agencies to immediately freeze spending on a specified list of programs and projects totaling almost $2.25 billion (including the actions he directed in October). These program cuts and reversions cover almost all areas of State spending, including State operations, aid to local governments and capital outlay. The Governor stated that he had excluded from spending cuts expenditures which could provide short-term stimulus to the State economy. The Governor convened a special session of the Legislature in January 2002, to act on these proposed current year reductions. They were enacted, with certain modifications made by the Legislature, for a total of $2.2 billion, on February 4, 2002.

The State Treasurer announced in early January 2002, a plan to, among other things, have amortization of the State's long-term debt more closely approximate level annual debt service costs as compared to level annual principal, the current practice. Another element of the Treasurer's plan is the proposed issuance of refunding debt to pay selected maturities of general obligation bonds coming due in the period from February 2002 to June 2004. The first sale of refunding bonds was scheduled to occur in March 2002, to refund maturities up to June 2003, with additional sales potentially to occur in 2003. Refunding of the selected maturities would not involve any early redemptions or extend the final maturity of the refunding bonds beyond the final maturity of the series of bonds of which the selected maturities were a part. Such refunding bonds would enable the State to move toward level annual debt service in future years and, if fully implemented as described in the plan, would provide General Fund expenditure reductions of up to $1.9 billion over the period from February 2002 to June 2004. The Governor has incorporated this plan in an update to the 2002-03 Governor's Budget.

                              POWER SUPPLY PROGRAM

Development of the Power Supply Program

In January 2001, Governor Gray Davis determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California, proclaimed a state of emergency to exist under the California Emergency Services Act, and directed the Department of Water Resources ('DWR') to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the 'Power Supply Program'). The Power Supply Program has also been implemented under legislation enacted in 2001 (the 'Power Supply Act') and orders of the California Public Utilities Commission ('CPUC').

DWR sells electricity to approximately 10 million retail end-use customers in California (the 'Customers'). The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ('PG&E'), Southern California Edison Company ('SCE') and San Diego Gas & Electric Company ('SDG&E') (collectively called the 'IOUs'). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers are collected by the IOUs pursuant to servicing arrangements approved or ordered by the CPUC (see 'CPUC Actions' below).

The Power Supply Program is expected to supply the shortfall (the 'net short') between the amount of electricity required by Customers and the amount of electricity furnished to Customers by the IOUs until December 31, 2002. The Administration and the CPUC are developing plans for the provision of the net short after 2002, including plans to enable each of the IOUs to be able to furnish the portion of the net short not provided by DWR's long-term contracts (the 'residual net short'). Alternatively, it is possible that the authorization of DWR to provide the residual net short will be extended by legislation or that another State agency will be authorized to develop a successor program. The proposed rate agreement between DWR and the CPUC, described below under 'CPUC Actions,' anticipates the imposition of a surcharge on all Customers (based on the aggregate amount of electricity sold by DWR and the IOUs) to pay DWR's debt service costs, with the result that DWR itself would not be required to continue to sell electricity to pay its debt service costs.

Financing the Power Supply Program

The Power Supply Program was initially financed by unsecured, interest-bearing loans from the General Fund of the State ('State loans') aggregating approximately $6.2 billion (of which $116 million has already been repaid). Advances from the General Fund ceased in June 2001, after DWR arranged secured loans from banks and other financial institutions, producing net proceeds aggregating approximately $4.1 billion ('Interim loans'). The Power Supply Program is also funded by revenue from electricity sales to Customers; cash receipts from such revenues have aggregated approximately $3.7 billion through January 31, 2002.

DWR is authorized by the Power Supply Act to issue up to $13.4 billion in revenue bonds. Sale of the bonds has been delayed since mid-2001 by a number of factors, including potential legal challenges and the proceedings described below under 'CPUC Actions.' As of March 1, 2002, there is no proposed schedule for sale of the bonds.

The terms of the Interim loans require that the DWR revenue bond proceeds be used to prepay the Interim loans (before being used to repay the State loans or to pay expenses of the Power Supply Program). Unless the Interim loans are so prepaid, Interim loan principal is payable in eleven quarterly installments commencing on April 30, 2002. Interest is payable at variable rates tied to market indices. Interest is capitalized through February 2002, and thereafter principal and interest are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The Interim loans are not a general obligation of the State and are not repayable from or secured by the General Fund. The loan agreement does not provide for acceleration of the Interim loans if DWR is not in compliance with the terms of the loan agreement. DWR's current revenue requirement (described below under 'CPUC Actions') includes provision to pay scheduled debt service on the Interim loans in 2002.

DWR also plans to repay the State loans from the proceeds of sale of DWR revenue bonds. DWR's current revenue requirement (described below under 'CPUC Actions') does not include provision for repayment of any State loans in 2002 from power sales revenues.

CPUC Actions

Under California law, the retail rates for electricity supplied to Customers by DWR and the IOUs are to be set by the CPUC. Under the Power Supply Act, DWR is required to establish, revise and notify the CPUC of its revenue requirement for its purchases of electricity and its debt service. On November 5, 2001, DWR notified the CPUC of its revenue requirement through December 31,

2002. The CPUC had already authorized substantial overall retail rate increases commencing in early 2001, and on February 21, 2002 it adopted a decision establishing the respective rates to be recovered by DWR within each of the service territories of the IOUs. Determination of the respective rates for the IOUs may result in additional adjustments to overall rates. Petitions for rehearing of the decision were denied by the CPUC on March 21, 2002. Determination of the respective rates for the IOUs may result in additional adjustments to overall rates.

PG&E has filed Pacific Gas and Electric Company v. The California Department of Water Resources, et. al., (Sacramento County Superior Court) contesting the DWR determination that its revenue requirement is just and reasonable. A hearing in the case is scheduled to be held in April 2002.

The Power Supply Act authorizes DWR and the CPUC to enter into a rate agreement pertaining to DWR charges. A decision approving the proposed rate agreement was adopted by the CPUC on February 21, 2002. The proposed rate agreement would provide for the CPUC to impose bond charges (irrevocable surcharges imposed upon Customers to pay DWR revenue bond debt service) and department power charges (imposed upon Customers for electricity sold by DWR to pay DWR power purchase costs and other operating expenses) in response to DWR's submittal of its revenue requirement. Bond charges are a necessary component of DWR's planned revenue bond program and will not be imposed until after the decision of the CPUC approving the rate agreement providing for such charges becomes final and unappealable. A petition (by PG&E) for rehearing of the decision was denied by the CPUC on March 21, 2002. PG&E has stated that it does not intend to appeal further CPUC decisions described in the first paragraph of this section and in this paragraph. Other parties, however, may file appeals, which must be made within 30 days of March 21, 2002.

The CPUC has approved servicing agreements between DWR and SDG&E and SCE, and adopted a servicing order as to DWR and PG&E pertaining to the delivery of DWR-purchased electricity to Customers through the transmission and distribution systems of the IOUs and the collection of payments for DWR from Customers by the IOUs. PG&E has challenged the servicing order in Bankruptcy court (although PG&E continues to make remittances to DWR as required by CPUC orders). See 'Litigation - Pacific Gas and Electric Bankruptcy and Adversary Proceedings' below. On March 29, 2002, SCE and SDG&E applied to the CPUC for approval of amended servicing agreements to implement the rate agreement described above. DWR and PG&E are negotiating similar amendments.

The CPUC has adopted a decision suspending as of September 20, 2001 the right of additional Customers to elect to purchase electricity from suppliers other than DWR and the IOUs until DWR is no longer a supplier of electricity. Petitions for writs of review of this decision were rejected by the California Supreme Court. Also pending before the CPUC are questions regarding the implementation of this decision, including what, if any, exit fees may be imposed upon Customers choosing other suppliers.

The timing of CPUC action or the effective dates of those actions may be affected by appeals or litigation brought by IOUs, consumer groups or other interested parties. Although under State law, appeals and litigation of CPUC actions related to the Power Supply Program must be granted an expedited appeal process, there can be no assurance that any such appeals or litigation will not delay the issuance of DWR's revenue bonds or the implementation of DWR's rates. A description of certain pending litigation follows.

Litigation

A number of lawsuits and regulatory proceedings have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the IOUs and the California Independent Systems Operator ('ISO'); continuing contractual obligations of certain small independent power generators; and antitrust and fraud claims against various parties. These actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California.

Actions Contesting DWR's Revenue Requirement and Power Contracts

See the discussion above under 'CPUC Actions' relating to Pacific Gas and Electric Company v. The California Department of Water Resources, et al. (Sacramento County Superior Court). A hearing on DWR's motion for judgment on the pleadings will be heard on April 25, 2002. If required, a hearing on the merits of PG&E's writ petition is scheduled for May 10, 2002.

The CPUC and the California Electricity Oversight Board ('CEOB'), a State agency authorized to represent the State before the Federal Energy Regulatory Commission ('FERC'), have filed complaints with FERC challenging the just and reasonable nature of the long-term contracts pursuant to which DWR has been purchasing power for sale to Customers. The CPUC's complaint (FERC Docket No. EL02-62-000) seeks an order that the contracts are voidable at the State's option or, alternatively, abrogation of the contracts. Both complaints alternatively seek reformation of the contracts to provide for just and reasonable pricing, a reduction in duration and reformation of certain non-price terms and conditions. Should these contracts be determined by FERC to not be just and reasonable, it could result in a change to the rates or the terms and conditions of those contracts.

On February 13, 2002, in Docket No. PA01-2, the FERC directed a staff investigation into whether any entity, including Enron Corporation (through any of its affiliates or subsidiaries), manipulated prices in the electric or natural gas markets in the western

United States. Should this investigation lead the FERC to determine that the DWR contracts are not just and reasonable, it could result in a change to the rates or the terms and conditions of those contracts.

In Carboneau v. State of California et al., filed on November 9, 2001 in Sacramento Superior Court, plaintiff alleges that he intends to bring suit as the representative of a class of persons who have suffered rate increases as a result of power contracts entered into between the State and certain power companies. The plaintiff makes factual allegations that include, among others, allegations that certain named defendants who participated in the contract process had conflicts of interest. The plaintiff pleads, among other things, that in negotiating these power contracts defendants engaged in unfair business practices and violated anti-trust laws and the Consumer Legal Remedies Act. Plaintiff seeks declaratory and injunctive relief as well as damages, with a main objective being to have all electricity contracts entered into by the DWR since January 2001 declared void as against public policy. Such declaration could delay the issuance of DWR revenue bonds or the acquisition of other financing. The State has demurred to the complaint, and a hearing has been scheduled for May 17, 2002.

Action Requiring DWR to pay for Power Ordered for PG&E and SCE

FERC has exclusive jurisdiction over the wholesale electric power market in the United States and the rates, terms, and conditions of service of the California Independent Systems Operator ('ISO'), the operator of the high-voltage system transmission system in California that supplies power to California utilities. FERC adopted a mitigation program for the California energy market in mid-2001 with the objective of ensuring just and reasonable wholesale electricity prices. One element of the program is that generators are required to offer to sell electricity to the ISO. Pursuant to the ISO's tariff, all of its utility customers must be creditworthy. PG&E and SCE do not meet the creditworthiness requirements, and DWR has been serving as the creditworthy party backing purchases of the net short power supply for PG&E and SCE. DWR had not been making payments to the ISO for a portion of those purchases because neither invoices nor adequate invoice backup information had been provided to DWR.

In response to resulting delays in payments to generators by the ISO, on November 7, 2001 FERC issued an order (FERC Docket Nos. ER01-3013 and ER01-889-002), stating that FERC's 'must-offer' requirement assumes a 'must-pay' requirement and directing the ISO to require payment of overdue amounts from DWR. On November 20, 2001, the ISO submitted to DWR an invoice in the amount of $956 million which DWR has paid in full, but under protest. DWR continues to receive invoices for periods going forward, and to pay them under protest. On March 21, 2002, the CPUC ordered PG&E and SCE to adjust their respective revenue requirements to include certain of the disputed costs and ordered all of the IOUs to remit payment of certain of the disputed costs to DWR. On March 27, 2002, FERC denied DWR's and the CEOB's request for rehearing of the November 7, 2001 order, and issued an order which determined that the ISO's invoice to DWR was insufficiently explained and required the ISO to submit a detailed compliance filing within 15 days.

These matters are also the subjects of an action pending in the United States District Court, Central District of California as Duke Energy Trading and Marketing, L.L.C., et. al., v. California Independent System Operator Corporation and Thomas M. Hannigan, Director of California Department of Water Resources (CV 01-1390-TJH). In this case, Duke seeks declaratory and injunctive relief based on alleged takings in violation of the Takings and Due Process Clauses of the 5th and 14th Amendments to the U.S. Constitution. On January 17, 2002, the court entered a stipulation staying all further litigation until April 30, 2002, at which time the court will review the status of this litigation in light of DWR's continued payment of ISO invoices.

Action Challenging the Governor's Authority to Commandeer Block Forward
Contracts

In Duke Energy Trading and Marketing v. Davis, et al. (U.S. District Court, C.D. Cal.), the plaintiff challenges the Governor's orders commandeering SCE and PG&E block forward market contracts held by the California Power Exchange ('Power Exchange' or 'PX') on the ground that the orders violated the Supremacy Clause and other constitutional provisions. (See 'Other Energy-Related Bankruptcies' below for a brief description of the Power Exchange.) Duke Energy seeks a temporary restraining order ('TRO') and injunction barring the Governor from taking any action against Duke Energy under the authority of the Executive Orders and a declaration that Duke Energy has no obligation to deliver power under the block forward contracts. On April 30, 2001, the U.S. District Court granted Governor Davis' motion to dismiss plaintiff's complaint based on Eleventh Amendment immunity and denied plaintiff's motions for partial summary judgment.

On September 20, 2001, the United States Court of Appeals for the Ninth Circuit, in a 2-1 opinion, reversed the district court's judgment. The Court found that the Ex parte Young exception to the Eleventh Amendment applied and that the Governor's interference with the block forward contracts' security provisions was preempted by the federal scheme established by FERC. Accordingly, the Court remanded the case to the district court with instructions that judgment be entered in favor of Duke Energy and that an appropriately tailored injunction against Governor Davis' commandeering orders be entered. On October 11, 2001, the Governor filed a petition for rehearing en banc. The monetary impact of a final adverse decision is unknown.

At the time the California energy market was deregulated, the CPUC froze IOU rates at levels then thought to be sufficient to permit the IOUs to recover certain pre-deregulation costs from their customers. SCE and PG&E have alleged that these rates are insufficient to permit recovery of power purchase costs, and have sought to have the rate freeze lifted. The CPUC has not lifted the rate freeze, and the two IOUs have filed separate actions alleging that the CPUC refusal violates the filed rate doctrine and various constitutional provisions.

Pacific Gas and Electric v. Lynch is pending in the U.S. District Court, Northern District of California (C 01-3023 VRW). The CPUC filed a motion to dismiss, which was taken under submission in February, 2002. If required, a trial has been scheduled for January of 2003.

Southern California Edison v. Lynch is now pending in the United States Court of Appeals for the Ninth Circuit (01-56879, 01-56993 and 01-57020, consolidated). The CPUC and SCE had reached settlement, and that settlement had been approved by the district court. The district court had also denied motions of several electricity generators to intervene in opposition of the settlement. The electricity generators and an environmental group have appealed the settlement and the order denying intervention. Oral argument was heard on March 4, 2002, and the matter was submitted.

Pacific Gas and Electric Bankruptcy and Related Adversary Proceedings

On April 6, 2001, PG&E filed a voluntary Chapter 11 bankruptcy petition in U.S. Bankruptcy Court for the Northern District of California, San Francisco Division (In re Pacific Gas and Electric, U.S. Bankruptcy Court, N.D. Cal.). The State has filed numerous claims as a creditor of PG&E, including but not limited to, claims for income and property taxes, regulatory fees, fines and penalties and environmental fees, fines and penalties.

DWR has filed administrative claims for post-petition purchases of electricity on PG&E's behalf, arising from the sale of electric energy or services for the customers of PG&E for the period April 7, 2001, through October 31, 2001, in an estimated amount of approximately $275 million. Claims for amounts due for July and beyond, if any, may be filed. DWR has also filed claims for pre-petition power-related matters in the estimated amount of approximately $225 million.

PG&E proposed plan of reorganization seeks an extensive restructuring of PG&E's business and the transfer of certain of its assets, including its electric and gas transmission assets, to newly created limited liability companies on the theory that the Bankruptcy Code preempts state law. The plan states that PG&E will seek to establish conditions to PG&E's resumption of its responsibility for the power currently being provided its customers by DWR, and a ruling to prohibit it from accepting an assignment of any of DWR's long-term power purchase contracts. On February 7, 2002, the court ruled that PG&E must amend its plan to remove relief that is contrary to the State's sovereign immunity or prove that the State has waived its sovereign immunity and that PG&E must proceed on an implied preemption theory rather than on an express preemption theory. PG&E has appealed the bankruptcy court's decision in the U.S. District Court, Northern District of California on two separate grounds, and the CPUC and State Agencies have cross-appealed and objected to the appeal.

PG&E filed a second amended plan and disclosure statement, and, in response to an order of the court issued on March 26, 2002, filed a further amended disclosure statement on April 3, 2002. On April 15, 2002, the CPUC filed an alternative plan of reorganization to be considered 'side by side' with the PG&E plan. The court has tentatively scheduled June 17, 2002, as the target date for sending both the CPUC alternative plan and the PG&E plan to creditors for voting.

On April 9, 2001, PG&E filed an adversary proceeding in the bankruptcy court to prevent the CPUC from implementing or enforcing any order that requires PG&E to make certain transfers between certain regulatory accounts which track PG&E revenues and costs. PG&E asserts that such an order would have the effect of extending the rate freeze presently in effect, and delaying the time when PG&E can seek rates sufficient to recover its costs of obtaining power. The bankruptcy court dismissed this complaint with prejudice and denied PG&E's motion for preliminary injunction. Cross-appeals are pending in the U.S. District Court, in Pacific Gas and Electric Company (PG&E v. CPUC) U.S. Bankruptcy Court, Northern District of California, San Francisco Division, No. 0130923(DM). All briefing has been submitted.

PG&E has sought an order from the bankruptcy court authorizing PG&E to decline to comply with a CPUC order to enter into and implement the 'Servicing Agreement' with DWR which provides that PG&E will supply distribution and billing services to allow DWR to deliver its power to retail end users and receive payment therefor. PG&E contends that CPUC order is tantamount to a diversion of the assets of the bankrupt estate which would be detrimental to the estate and its reorganization efforts. DWR and the CPUC filed oppositions to the motion on various grounds. The matter is now set for hearing on June 17, 2002.

California Power Exchange Bankruptcy

The Power Exchange filed for protection under Chapter 11 of the Bankruptcy Code on March 9, 2001 (U. S. Bankruptcy Court, Central District of California, No. LA0116577-ES). The PX served as an independent, non-profit entity responsible for administering the competitive wholesale electricity market in California. After a December 2000 FERC order permitting the IOUs to purchase and sell other than through the PX, PX operations slowed dramatically and the PX suspended trading on January 31, 2001. The Participant's Committee has filed and amended a disclosure statement and a plan of reorganization for the PX, and a hearing on the third amended disclosure statement is scheduled for April 22, 2002.

                                 STATE FINANCES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the 'Appropriations Limit'). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending 'appropriations subject to limitation' in excess of the Appropriations Limit. 'Appropriations subject to limitation,' with respect to the State, are authorizations to spend 'proceeds of taxes,' which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed 'the cost reasonably borne by that entity in providing the regulation, product or service,' but 'proceeds of taxes' exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not 'proceeds of taxes,' such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriations of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ('K-14') districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate 'proceeds of taxes' received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

As of the release of the 2002-03 Governor's Budget, the Department of Finance projects the State's Appropriations Subject Limit to be $14.526 billion and $6.336 billion under the Appropriations Limit in fiscal years 2001-02 and 2002-03, respectively.

Proposition 98

On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the 'Classroom Instructional Improvement and Accountability Act.' Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of (a) in general, a fixed percent of General Fund revenues ('Test 1'), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ('Test 2'), or (c) a third test, which would replace Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ('Test 3'). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a 'credit' to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be
40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

During the recession in the early 1990s, General Fund revenues were less than originally projected for several years, so that the original Proposition 98 appropriations were higher than the minimum percentage provided in the law. The Legislature designated the 'extra' Proposition 98 payments in one year as a 'loan' from future years' Proposition 98 entitlements with the intention that 'extra' payments would not be included in the Proposition 98 'base' for calculating future years' entitlements. As a result, per-pupil Proposition 98 funding remained approximately $4,200 between fiscal years 1991-92 and 1993-94.

In 1992, a lawsuit titled California Teachers' Association v. Gould was filed challenging the validity of these off-budget loans. A settlement of the lawsuit in 1996 requires both the State and K-14 schools share in the repayment of $1.76 billion prior years' emergency loans to schools. The State is repaying $935 million by forgiveness while schools will repay $825 million. The State's share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the


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repayment is reflected as part of the appropriations and counts toward satisfying the Proposition 98 guarantee or from 'below' the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

Increased General Fund State Appropriations Limit (SAL) revenues in the fiscal years 1994-95 through 2000-01 resulted in significant increases in the level of Proposition 98 appropriations budgeted for those years. Because of the State's increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level grew by more than 59 percent since 1991-92, to an estimated $6,681 per pupil in 2000-01. Since the enactment of the 2001 Budget Act, the projected level of General Fund SAL revenue for fiscal year 2001-02 has declined by over $4.7 billion. Even with lower revised revenues for 2001-02, the General Fund share of the 2001-02 guarantee remains over $1 billion higher than the prior year, resulting in a 2001-02 Proposition 98 funding level of $6,922 per pupil. The revenue projection for 2002-03 is expected to increase approximately $5.7 billion over the revised 2001-02 revenue estimate. The General Fund share of the guarantee will decrease approximately $50 million, from $31.404 billion in 2001-02 to $31.354 billion in 2002-03. However, despite this decline in the General Fund share of the total guarantee, the 2002-03 Governor's Budget proposal fully funds enrollment growth and cost of living adjustments. Total funding for K-14 yields a funding level of approximately $46.0 billion ($7,058 per K-12 pupil), an increase of over two percent compared to the revised 2001-02 level.

Sources of Tax Revenue

The following is a summary of the State's major revenue sources.

Personal Income Tax

The California personal income tax, which in 2000-01 contributed about 55 percent of General Fund revenues and transfers, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1.0 to 9.3 percent. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ('AMT') which is much like the federal AMT.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, have become a larger component of personal income taxes in the last few years. For the 2000-01 fiscal year, these two income sources appear to have contributed approximately 23 percent of all personal income tax revenue, a dramatic increase from their 5.6 percent share in 1995-96. The increasing influence that these stock market-related income sources have had on personal income tax revenues over the past few years has added a significant dimension of volatility to this revenue source and just as the State's remarkable revenue growth in recent years was drive by stock-market related gains, the current drop reflects the market's decline. For instance, these sources are projected to decline to approximately 12 percent of General Fund tax revenues in the 2001-02 and 2002-03 fiscal years.

The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

Sales Tax

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Sales tax accounted for about 28 percent of General Fund tax revenues 2000-01. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Pursuant to federal law, out-of-state sales to Californians over the internet are not taxed by the State at this time.

The breakdown of the basic 7.25 percent rate imposed on a statewide basis in 2002 is:

     o    5.00 percent represents the State General Fund tax rate.

     o    2.00 percent is dedicated to cities and counties.

     o    0.25 percent is dedicated to county transit systems.

Legislation in July 1991 raised the sales tax rate by 1.25 percent to its current level. Of this amount, 0.25 percent was added to the General Fund tax rate, and the balance was dedicated to cities and counties. One-half percent was a permanent addition to counties, but with the money earmarked to trust funds to pay for health and welfare programs whose administration was transferred to counties. Another 0.5 percent of the State General Fund tax rate that was scheduled to terminate after June 30, 1993, was extended until December 31, 1993, and allocated to local agencies for public safety programs. Voters in a special election on November 2, 1993, approved a constitutional amendment to permanently extend this 0.5 percent sales tax for local public safety programs.


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

Pursuant to prior law, 0.25 percent of a basic 5.00 percent State tax rate could be terminated upon certification by the Director of Finance by November 1 in any year that the balance in the budget reserve for two consecutive years exceeded 4 percent of General Fund revenues. The 0.25 percent rate would be reinstated if the Director of Finance subsequently determined that the reserve would not exceed 4 percent of General Fund revenues. Pursuant to this law, a 0.25 percent cut in the State sales tax occurred on January 1, 2001.

Legislation enacted as part of the 2001-02 Budget revised this test to provide that 0.25 percent of the basic 5.00 percent State tax rate may be suspended in any calendar year beginning on and after January 1, 2002, upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve is expected to exceed 3 percent of revenues in that fiscal year and (2) actual revenues for the period, May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) and (2) above are not met for that fiscal year. Consistent with what was assumed when the Budget agreement was reached, the surplus level was not sufficient to continue the reduction for 2002.

Corporation Tax

Corporation tax revenues, which comprised about 9 percent of General Fund tax revenue in 2000-01, are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The alternative minimum tax ('AMT') is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5.   Sub-Chapter S corporations are taxed at 1.5 percent of profits.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. Insurance taxes comprised approximately 2 percent of General Fund tax revenues in 2000-01.

Other Taxes

Other General Fund major taxes and licenses include: Estate, Inheritance and Gift Taxes, Cigarette Taxes, Alcoholic Beverage Taxes, Horse Racing Revenues and trailer coach license fees. These other sources totaled approximately 2.0 percent of General Fund tax revenues in fiscal year 2000-01.

The California estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. Along with the recent federal repeal of the estate tax came the phase-out of the State pick-up tax by 2005. The State pick-up tax will be reduced as follows:

     o In 2002 the pick-up tax will be reduced by 25 percent from present law amounts.

     o In 2003 the pick-up tax will be reduced by 50 percent from present law amounts.

     o In 2004 the pick-up tax will be reduced by 75 percent from present law amounts.


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

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various Special Funds. In general, Special Fund revenues comprise three categories of income:

1. Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

2. Charges for special services to specific functions, including such items as business and professional license fees.

3. Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 49 percent of all special fund revenues and transfers in 2000-01. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2000-01, $8.4 billion was derived from the ownership or operation of motor vehicles. This was 1.5 percent above the 1999-00 level. About $4.4 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners. These amounts include the additional fees and taxes derived from the passage of Proposition 111 in June 1990.

Vehicle License Fee

Vehicle license fees, over and above the costs of collection and refunds authorized by law, are constitutionally defined local revenues. Chapter 322, Statutes of 1998 ('Chapter 322') established a vehicle license fee offset program, scheduled to be implemented in successive stages if General Fund revenues met certain targets. Pursuant to Chapter 322, vehicle license fees were reduced (offset) by 25 percent beginning January 1, 1999. Later legislation increased the offset to 35 percent for 2000 and the first half of calendar year 2001. Beginning July 1, 2001, the offset was permanently increased to 67.5 percent. These offset levels are expected to reduce vehicle license fee revenues by $3.573 billion in 2001-02, $3.726 billion in 2002-03, and $3.913 billion in
2003-04. The amount will be adjusted thereafter as vehicle sales activity changes.

Under Chapter 322, a continuous appropriation from the General Fund backfills the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. If in any year the Legislature fails to appropriate enough funds to fully backfill the then-applicable vehicle license fee offset, the percentage offset will be reduced to assure that local governments are not disadvantaged.

In response to revenue growth, the Legislature provided an additional 32.5 percent vehicle license fee reduction for the period January 1, 2001 through June 30, 2001. This additional reduction is returned to taxpayers in the form of a rebate. The Legislature appropriated $2.052 billion in 2000-01 to fund taxpayer rebates in 2000-01 and a portion of the 67.5 percent offset in 2001-02. Rebates totaled $722 million in 2000-01 and late payers are expected to receive rebates of $120 million in 2001-02 and $6 million in 2002-03. Chapter 5, Statutes of 2001, replaced the rebate program with a 67.5 percent offset and provided that the $1.165 billion in special funds for 2001-02 rebates instead go to fund the higher offset level.

Taxes on Tobacco Products

On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, an additional 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research and indigent health services, and environmental and recreation programs.

Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes of 50 cents per pack. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. Thus, this proposition increased the total excise tax on other tobacco products by an amount equivalent to an increase in the cigarette tax of one dollar per pack. There is litigation pending challenging the enactment of these new taxes.


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

The State excise tax on cigarettes of 87 cents per pack and other tobacco product taxes are earmarked as follows:

     o Fifty cents of the per-pack tax on cigarettes, and the equivalent rate levied on non-cigarette tobacco products, go to the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

     o Twenty-five cents of the per-pack tax on cigarettes, and the equivalent rates levied on non-cigarette tobacco products, are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs. This portion of the excise tax was imposed on January 1, 1989, as voters approved Proposition 99 of 1988.

     o    Ten cents of the per-pack tax is allocated to the State's General
          Fund.

     o The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund. Legislation enacted in 1993 added the additional per pack excise tax for the purpose of funding breast cancer research.

Tobacco Litigation

In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the money will be paid to the State, and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement allow reduction of the companies' payments for decreases in cigarette sales and certain types of federal legislation. Settlement payments can increase due to inflation or increases in cigarette sales. The 'second annual' payment, received in April 2001, was 7.2 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. If any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages.

During fiscal year 2000-01, the General Fund received $386 million in settlement payments. The Budget forecasts payments to the State totaling $475 million in 2001-02, of which $73 million was deposited in the General Fund in January. The balance will be deposited in a special fund to pay certain healthcare costs. The Budget forecasts payments to the State totaling $474 million in 2002-03, which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization.

To prevent further reductions to valuable health care programs, the 2002-03 Governor's Budget proposes that legislation be enacted to allow the issuance of revenue bonds to generate $2.4 billion for the General Fund during the 2002-03 fiscal year secured by a portion of the Tobacco Settlement revenues received by the State. Debt service for the securitization is estimated to require a payment of $62 million in 2002-03 and annual payments of $190 million for approximately 22 years thereafter. Legislation to authorize this securitization program has been introduced and will be considered in the coming months.

                      PRIOR FISCAL YEARS' FINANCIAL RESULTS

Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99 and $8.2 billion in 1999-00) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

The 2000 Budget Act, signed by the Governor on June 30, 2000, assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

The extraordinary fiscal resources available in 2000-01 allowed the State to provide significantly increased funding for K-12 schools, higher education and health and human services.

New funding was also provided on a one-time basis to local governments. Significant moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the General Fund in new funding for housing programs.

A total of about $1.5 billion of tax relief was enacted as part of the budget process. The vehicle license fee reduction, started in 1998, was accelerated to the final 67.5 percent level for calendar year 2001, two years ahead of schedule. The acceleration was estimated to cost the General Fund about $887 million in fiscal year 2000-01 and $1.426 billion in fiscal year 2001-02. A one-time Senior Citizens Homeowner and Renters Tax Assistance program was estimated to cost about $154 million. A personal income tax credit for teachers was estimated to cost $218 million and a refundable credit for child care expenses was estimated to cost $195 million. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $89 million in 2000-01.

The 2002-03 Governor's Budget released on January 10, 2002, provided final 2000-01 revenue and expenditures. Expenditures in 2000-01 were $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates. The 2002-03 Governor's Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001 of about $6.2 billion from the General Fund to make loans for the DWR Power Supply Program (see 'Power Supply Program' above). (At the time of enactment of the 2001 Budget Act, the Department of Finance had estimated the June 30, 2001 balance in the SFEU at $6.3 billion, but without recognition of the loans as an expenditure for budget purposes.)

                              CURRENT STATE BUDGET

The discussion below of the fiscal year 2001-02 budget is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the 2001 Budget Act, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

Fiscal Year 2001-02 Budget

Background. The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates. Most of the drop was attributed to the personal income tax, which reflected both slower job and wage growth and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

Fiscal Year 2001 Budget Act. The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

The 2001 Budget Act also includes Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001, as part of its cash management program.

Some of the important features of the 2001 Budget Act were the following:

1. Proposition 98 per pupil spending was increased by 4.9 percent to $7,002. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

2. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.

3. Health, welfare and social services were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year. This change was not expected to impact the 2001-02 fiscal year.

5. The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes.

6. The 2001 Budget Act provided significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

2002-03 Proposed Governor's Budget

The 2002-03 Governor's Budget, released on January 10, 2002, projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

The 2002-03 Governor's Budget projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $64.9 billion in 2001-02. This is more than $5 billion lower than projected in the 2001 Budget Act and more than $7 billion lower than the final estimates for 2000-01. Most of the decline in projected tax revenues is attributable to the personal income tax. Total revenues and transfers, projected to be $77.1 billion in 2001-02, include the receipt of $6.6 billion from the sale of Department of Water Resources Revenue Bonds and other sources to repay General Fund loans with interest. Every effort is being made to sell the bonds as quickly as possible; however, the exact timing of this bond sale is still uncertain. See 'Power Supply Program.' The 2002-03 Governor's Budget projected major tax revenues of $71.3 billion and total revenues and transfers of $79.3 billion for 2002-03.

The Administration proposed the following major actions to close the $12.5 billion budget gap for the two fiscal years:

l. Expenditure reductions in the 2001-02 and 2002-03 fiscal years (from currently budgeted and projected expenditures based on current programs) totaling about $5.2 billion. This includes the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature. See 'Recent Developments' above.

2. Funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million.

3. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.1 billion.

4. Interfund loans, accelerations and transfers totaling $5.6 billion. The largest portion of this category is the receipt of $2.4 billion in 2002-03 from the securitization (sale) of a portion of the State's future receipt of payments from tobacco companies from the settlement of litigation against those companies. About $672 million is from a loan from transportation funds. The 2002-03 Governor's Budget initially included over $800 million in savings from the deferral of payments to State pension funds. Subsequently, the Administration removed that proposal in favor of implementation of a debt restructuring plan which is estimated to save about $1 billion. See 'Recent Developments' above.

All of these proposals are subject to consideration by the Legislature and, in some cases, action by other bodies, such as the federal government and the State pension funds. The final outcome of these proposals will not be known for several months.

On February 20, 2002, the Legislative Analyst released her annual report on the Governor's Budget proposals (the 'LAO Report'). The LAO Report projected that revenues would be about $3.9 billion lower over the period December 1, 2001 to June 30, 2003, and that expenditures would be about $1.1 billion higher, than the estimates in the 2002-03 Governor's Budget. As a result, the budget gap could be up to $5 billion higher than estimated by the Administration. The LAO Report contained many suggestions for possible actions to close the budget gap for consideration by the Legislature.

Despite the challenge represented by the severe revenue decline and the budget gap, the 2002-03 Governor's Budget contains the following major components:

1. Funding for K-12 schools at the minimum requirement under Proposition 98, with statutory growth and cost of living adjustments. Total Proposition 98 expenditures for education would be about $7,058 per pupil, an increase from the estimated level of $6,922 for 2001-02. Because of budget constraints, there are limited proposals for new program initiatives. Some initiatives included in the 2001 Budget Act will be reduced or postponed to reduce current year expenditures. A more precise estimate of the minimum Proposition 98 guarantee for the next year will not be known until later in the spring, upon publication of a federal index that reflects the level of personal income in the State, which is part of the calculation of the guarantee. If growth in personal income on a per capita basis is greater than predicted by the 2002-03 Governor's Budget, spending would have to increase.

2. In view of budget constraints, support for higher education will have less growth than in recent years, with University of California, California State University and the Community Colleges receiving 1.0, 0.8 and 1.7 percent increases, respectively. However, the 2002-03 Governor's Budget proposes to fund enrollment increases between 3 and 4 percent in all three segments. The 2002-03 Governor's Budget continues funding for the new University of California campus at Merced, scheduled to open in the fall of 2004.

3. The Governor proposed a total of $30 billion in new general obligation bonds for local school construction and higher education facilities to be included in amounts of $10 billion each on the 2002, 2004 and 2006 statewide ballots. Almost all of the last voted bond authorization, $9.2 billion approved in 1998, has been allocated.

4. Youth and adult corrections expenditures will be reduced by 1.8 percent from the previous year, reflecting slowing inmate population growth. Health and human services expenditures will be increased by 3.3 percent, reflecting rising caseloads expected in a recessionary period and an expansion of Medi-Cal benefits. Combined expenditures for other programs, such as transportation, resources, environmental protection, general government and tax relief, will be reduced by 5 percent in the aggregate. Many capital outlay projects currently funded out of the General Fund are proposed to be funded with bond funding.

5. The 2002-03 Governor's Budget proposes action by the Legislature to conform State tax laws to recent changes in federal tax law. This is estimated to increase revenues by $178 million in 2002-03, but lower revenues in subsequent years. The 2002-03 Governor's Budget does not propose any new taxes or modifications to the tax relief enacted in the past several years. It also does not propose reductions to existing programs supporting local governments or organic changes in local government financing.

Final action on budget adjustments for 2001-02 and enactment of the 2002 Budget Act will occur following negotiations with the Legislature and the Governor over the coming months. Additional estimates and proposals will be contained in the May Revision to the 2002-03 Governor's Budget, to be released on May 14, 2002.

                                   LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings as reported by the Office of Attorney General.

In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et. Al., Real Parties in Interest, the Superior Court of Orange County has determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as 'Proposition 13'). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or 'recapture' the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court's decision is not final. Should the court's determination become final, it will bind only the County of Orange and its assessor's office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of $400 million.

On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. The State Controller and various employee unions filed appeals and sought stays of the preliminary injunction. Also, as permitted by the State Constitution, the Legislature immediately enacted and the Governor immediately signed an emergency appropriations bill that allowed the continued payment of various state obligations, including debt service. The preliminary injunction was stayed pending the Court of Appeal's decision on the merits. The Court of Appeal heard oral argument and the matter was submitted on March 21, 2002. A decision is expected within 90 days.

In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon
v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. The trial is set for July 2002. The State is vigorously defending the action.

The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, California v. J. B. Stringfellow, Jr. et al., the State is seeking recovery for the past costs of clean-up of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the clean-up. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the clean-up range from $400 to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial on the coverage action is not expected to begin until late 2002 at the earliest.

The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery of damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of the plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. After a four-month trial and consideration of plaintiffs' objections to the court's Intended Decision, the court ruled the plaintiffs take nothing from defendants. Plaintiffs have appealed.

In County of San Bernardino v. State Department of Health Services and Barlow Respiratory Hospital v. State Department of Health Services, which are being tried together in state court, plaintiffs seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs in Orthopedic Hospital v. Belshe, a federal court action, seek the same relief on a prospective basis. Plaintiffs in the state court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief be granted, the State's costs could increase by more than $100 million per year in future years. The State is vigorously defending these cases. The trial in the County of San Bernardino and Barlow cases is scheduled to have three phases: law, fact and remedy phases. The state court litigation has been stayed pending settlement negotiations which have resulted in settlement of all three cases for $350 million in retroactive payments and a 30 percent increase in reimbursement rates beginning July 1, 2001, with 3.33 percent increases in each of the following three years. However, this settlement is subject to approval by the United States Department of Health and Human Services, Health Care Financing Administration and authorization of federal financial participation.

The State is involved in three refund actions, California Assn. Of Retail Tobacconists (CART), et al. v. Board of Equalization, et al., Cigarettes Cheaper! et al. v. Board of Equalization, et al. and McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the 'double tax' aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000, and concluded on November 15, 2000. A final statement of decision issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The McLane/Suneast and U.S. Tobacco plaintiffs timely appealed all 'double tax' issues, and the CART and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Due to the challenge of the provisions on its face, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

In General Motors Corp. v. Franchise Tax Board (Los Angeles Superior Court No. 0156801), plaintiff contends that the Franchise Tax Board wrongfully disallowed various items to be included in the calculation of General Motor's income allocable to California. While this plaintiff seeks to recover less than $11 million in taxes, a decision adverse to the state could ultimately result in refunds totaling $400 million to similarly situated taxpayers, with an on-going annual loss of revenue of approximately $25 million.

In The Limited Stores, Inc. and Affiliates v. Franchise Tax Board (Alameda Superior Court No. 837723-0) plaintiff has brought a bank and corporation tax refund action to recover $5,627,713.30, plus interest, attorney's fees and costs, for the years ending January 1993 and January 1994. Plaintiff's primary allegation is that the Franchise Tax Board (Board) mischaracterized the gross receipts from their sale of certain short-term financial instruments and that this resulted in a violation of the Due Process and Commerce Clauses of the U.S. Constitution. Other taxpayers have raised the same issue in administrative actions. Consequently, final decision in favor of plaintiff could result in tax reductions of $220 million for prior years, with an additional $180 million in interest, and potential future annual revenue loss of $50 million. The State is vigorously contesting this case.

In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint to make a claim for injunctive relief under the federal antitrust laws. Th District Court denied plaintiffs' motion for leave to amend. Plaintiffs have appealed.

Arnett v. California Public Employees Retirement System, et al. was filed by seven former employees of the State of California and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ('IDR') benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ('ADEA'). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. CalPERS has estimated the liability to the State as approximately $315.5 million were the plaintiffs to prevail. The District Court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in Kimel v. Florida Board of Regents, held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in Arnett, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with Kimel. In turn, the Ninth Circuit remanded the case to the District Court. Thereafter, the EEOC intervened in this action. In December 2000, the State filed a motion for summary judgment based on sovereign immunity and constitutional grounds. Prior to a ruling on that motion, the plaintiffs and State defendants reached a partial settlement of the ADEA claim and are now in the process of forming a class action proceeding to address issues pertaining to local public entities. No trial date is set.

On March 30, 2000, a group of students, parents, and community based organizations brought suit, on behalf of the school children of the Los Angeles Unified School District ('LAUSD'), against the State Allocation Board ('SAB'), the State Office of Public School Construction ('OPSC') and a number of State officials (Godinez, et al. v. Davis, et al. ) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges SAB and OPSC have unconstitutionally and improperly allocated new public school construction funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as 'Proposition 1A'). Plaintiffs seek only prospective relief, alleging that the current SAB method of allocating new construction funds is neither reasonable nor fair to large, urban school districts. The Plaintiffs allege the present allocation method does not dispense new construction funds on priority of greatest need basis. On December 13, 2000, the parties reached an agreement under which plaintiffs and intervenors agree that the regulations adopted by the SAB at its meeting of that date, adequately address the needs of LAUSD. Assuming no future substantive changes in the regulations, the lawsuit will not go forward and will eventually be dismissed. On or about December 8, 2000, a related lawsuit was filed in Sacramento County Superior Court by the Coalition for Adequate School Housing ('CASH'). CASH seeks a writ of mandate against the SAB to prevent the distribution of new school construction funds according to the newly adopted regulations. CASH seeks distribution of the new school construction funds on a first come, first served basis. The SAB has filed an answer. The CASH petition was set for hearing on September 24, 2001, in Los Angeles County Superior Court. The CASH petition was denied on September 25, 2001 and the court ordered the action dismissed in its entirety. Petitioners filed a Notice of Appeal. The Attorney General is of the opinion that neither the Godinez nor the CASH lawsuit affects the validity of any State bonds, nor the authority of the State to issue bonds under the current authorization granted by the finance committees.

In Charles Davis v. California Health and Human Services Agency, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco-run 1,200 bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State's liability could exceed $400 million. The state is vigorously defending this action.

In Stephen Sanchez, et al. v. Grantland Johnson et al., the plaintiffs have brought a class action in Federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The State has conducted extensive discovery and trial preparation and is vigorously contesting this case. Because plaintiffs request state-wide relief, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiffs prevail, the State's liability could exceed $400 million.

Litigation Relating to Energy Matters

Actions Seeking Compensation for Block Forward Contracts Commandeered by the Governor

More than thirty claims, including claims by the California Power Exchange Corporation (CalPX), Pacific Gas & Electric (PG&E), Reliant Energy Services, Inc. (Reliant) and other CalPX market participants, have been filed with the Victim Compensation and Government Claims Board (Board) seeking compensation from the State as a result of the commandeering by the Governor under Executive Orders of certain block forward power purchase contracts in February 2001. These claims total more than $1 billion. On March 1, 2002, as a result of petitions for writs of mandate filed by CalPX, PG&E and Reliant, the Sacramento County Superior Court ruled that the Board had no jurisdiction over the matter.

The CalPX, PG&E and Reliant each filed inverse condemnation complaints against the State. The People of the State of California, acting by and through DWR, filed a declaratory relief action seeking a declaration regarding the extent of the State's liability, if any, and a declaration that any entity that has not filed a claim with the Board is barred from claiming damages in any other action. All of these cases have been coordinated by the Judicial Council in the matter entitled Coordination Proceeding re Inverse Condemnation Cases, Judicial Council Coordination Proceeding No. 4203, and will be heard by a single judge in Sacramento County Superior Court.

Although both CalPX and PG&E filed for protection under Chapter 11 of the federal Bankruptcy Code (see 'Power Supply Program'), pursuant to stipulation, the Bankruptcy Court has granted relief from the automatic stay to enable the debtors and the State to prosecute and defend to final judgment any actions or claims relating to the commandeering of the block forward contracts, including specifically the three inverse condemnation actions and the declaratory relief action.

                                 RATING AGENCIES

S&P, Moody's and Fitch assigned bond ratings of A+, A1 and AA respectively, to the State's general obligation bonds as of March 13, 2002. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

                            ADDITIONAL CONSIDERATIONS

California Municipal Obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations. For information concerning the economy of Puerto Rico, please see Appendix D of this SAI.

                                                                      APPENDIX B

                        ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in New York Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by New York State (the 'State') and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements and updates to official statements relating to securities offerings of New York issuers. Neither New York Municipal Money Market Fund nor New York Tax Free Income Fund is responsible for the accuracy or timeliness of this information.

                               RECENT DEVELOPMENTS

A substantial amount of Federal aid is projected to flow through the State to certain localities over the next several years for disaster response and reconstruction activities related to the World Trade Center ('WTC') attacks. At the request of the Governor, the President has waived any matching requirement for the State and New York City (which is typically 25 percent of eligible costs), so that the Federal government will provide 100 percent reimbursement for the cost of rescue, recovery, debris removal and public infrastructure repair and reconstruction. To date, the Congress has appropriated $10.4 billion for these purposes. This Federal 'pass-through' disaster aid is projected by the Division of the Budget ('DOB') to total $1.53 billion in the current State fiscal year (which ends March 31, 2002) and $3.74 billion in fiscal year 2002-03 as recovery and rebuilding efforts reach full capacity. The majority of the Federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and surrounding localities affected by the disaster. This 'flow-through' spending is not counted in the All Governmental Funds estimates and is expected to have a positive economic impact on the State and the New York City.

On an All Governmental Funds basis, the State Financial Plan includes spending for WTC costs of $214 million in the 2001-02 fiscal year and $329 million in the 2002-03 fiscal year. Unlike the passthrough aid, these disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($180 million in the 2001-02 fiscal year and $292 million in the 2002-03 fiscal year). Over the next two years, Federal money is expected to finance, among other things, payments to the victims of the attack ($203 million), State Police and the Division of Military and Naval Affairs staffing costs directly related to the disaster ($98 million), expanded counseling and trauma services ($59 million), and infrastructure repairs ($40 million).

Spending from State Funds for WTC costs is projected to total $71 million over the next two years, with $57 million of this amount expected to be financed by the General Fund and $14 million from State special revenue funds. The General Fund is primarily providing support for tourism and marketing activities to attract visitors to New York City, and bridge loans to small businesses. State special revenue funds will primarily support expanded case processing costs for insurance and workers' compensation.

On January 8, 2002, the State reached a tentative settlement in school desegregation litigation concerning the City of Yonkers. Under the terms of the settlement, which must be approved by the federal court with jurisdiction in the case, the State has agreed to pay $300 million to Yonkers over the next five years in roughly equal annual installments ($10 million of this amount has already been paid). To finance the fiscal year 2001-02 and fiscal year 2002-03 costs of the settlement, the State plans to use the $151 million balance in the Contingency Reserve Fund, which was established to help the State pay costs related to litigation.

On January 16, 2002, the State enacted certain amendments to the Health Care Reform Act of 2000 ('HCRA'). The amendments authorize $1.93 billion in new spending on health care initiatives over the two and one half year period ending June 30, 2004. The State's share of this new spending, which is estimated at $774 million, is expected to be financed from, among other sources, a 39 cent increase in the cigarette tax, the reestablishment of the 'covered lives assessment' on health insurers, and, subject to federal approval, a three percent increase in the federal matching rate for Medicaid expenditures beginning October 1, 2002. The amendments also provide for the financing through non-General Fund resources of a number of health programs that were previously in the General Fund, including the Elderly Pharmaceutical Insurance Program
(EPIC) and certain Medicaid expenditures. The State expects that these changes will provide $785 million in General Fund Financial Plan savings in 2002-03.

On January 22, 2002, the Governor submitted his Executive Budget for 2002-03, which contained an updated Financial Plan for the 2001-02 fiscal year and a recommended Financial Plan for the 2002-03 fiscal year. The revenue forecast on which these Financial Plans are based reflects both the impact of the WTC disaster and the national economic downturn. The interrelated effects of the terrorist attacks and the broader weakening in the economy are not possible to separate accurately, but the combined revenue losses associated with these events is still expected to be within the range originally estimated by DOB on November 8, 2001.

As of January 31, 2002, DOB estimated a projected revenue shortfall for the 2001-02 fiscal year of $1.08 billion, or $418 million below the November 2001 estimate. DOB expected that the shortfall will be closed through the use of $646 million in reserves and $435 million in administrative and legislative actions that have already been accomplished. By comparison, the November estimate had projected the use of $1.50 billion in General Fund reserves to help balance the current year. After accounting for other revisions to the 2001-02 Financial Plan, DOB projected a General Fund closing balance of $2.08 billion, an increase of $862 million from the Mid-Year Financial Plan. This total included a planned $83 million deposit to the Tax Stabilization Reserve Fund at the close of the current year.

As of January 31, 2002, DOB reported that the 2002-03 Financial Plan closes a General Fund budget gap originally projected at $5.7 billion. Legislative and administrative actions to date have reduced this gap by $581 million, and enactment of the HCRA legislation described above lowered it by another $785 million. The Governor has proposed to close the remaining $4.3 billion budget gap with $1.91 billion in recurring spending reductions and revenue actions, $1.13 billion in General Fund reserves, $885 million in reserves from the Temporary Assistance for Needy Families (TANF) program, and $490 million in one-time actions (excluding $72 million in fund balances available through HCRA). The Financial Plan also supports $109 million in new spending related to homeland security, the WTC disaster, and economic development. The Financial Plan projects a closing balance in the General Fund of $710 million at the end of 2002-03, which consists of the balance in the State's Tax Stabilization Reserve Fund.

On April 17, 2002, the City of New York Executive Budget for the 2002-03 fiscal year was released. The Executive Budget contains a plan to close a projected budget gap of almost $5.0 million. The gap closing plan includes federal and State initiatives of $800 million, city agency cuts and revenue enhancements, debt restructuring and asset sales. The plan contains no new taxes and does not require any layoffs of City employees. The Executive Budget also includes a $500 million Contingency Cut Plan which, if necessary, would reduce spending in uniformed agencies, education and other services, in part through layoffs. The Executive Budget also recommends the issuance of $1.5 billion of general obligations bonds by the City in the fiscal year 2002-03 to help further close the budget gap. The Executive Budget projects a budget surplus of $322 million in the 2001-02 fiscal year and budget gaps of $4.9 billion in fiscal year 2002-03, $5.2 billion in fiscal year 2003-04, $5.6 billion in fiscal year 2004-05 and $6.0 billion in fiscal year 2005-06.

                      NATIONAL AND STATE ECONOMIC OUTLOOKS

The U.S. Economy

The nation's largest economic expansion ended in March 2001. Real U.S. Gross Domestic Product (GDP) declined by 1.3 percent during the third quarter of 2001, following 0.3 percent growth during the second quarter. DOB expects the recession to stretch into calendar year 2002, with a slow but sustained recovery beginning in the middle of the year.

The events of September 11, 2001 have exacerbated the national economic slowdown. Since the attack, the airline industry has lost substantial revenues, non-auto retail sales have plunged and remained weak, and tourist activity remains significantly below the pre-September 11 levels. However, the Federal Reserve rate cuts and government spending increases associated with the September 11 attacks, combined with the already enacted tax cuts, are expected to provide a monetary and fiscal stimulus to the economy in 2002. DOB estimates that the U.S. economy, as measured by real U.S. GDP, will grow 1.0 percent for 2001, followed by a projected growth of 0.4 percent for 2002.

Private sector profits have declined significantly during 2001, resulting in several rounds of employee layoffs. DOB projects that total employment will decline 0.6 percent in 2002, following an increase of 0.3 percent in 2001. The unemployment rate is expected to rise from 4.8 percent for 2001 to 6.6 percent for 2002. U.S. personal income is projected to grow 2.8 percent in 2002, following an estimated growth of 5.0 percent in 2001.

There are significant risks to the current forecast. If either monetary or fiscal policy is less effective than expected, the recession could be both longer and deeper than predicted. Weaker corporate profits than projected could, in turn, produce even more employee layoffs and less capital investment than anticipated. Similarly, if the stock market fails to perform as expected in calendar 2002, the resulting additional loss of household wealth, coupled with employee layoffs, could further reduce wage, personal income, and consumption growth. World economic growth could be substantially worse than expected.

However, if monetary and fiscal policies are more effective than projected, or if the stock market rebounds earlier than expected, economic growth could rise above the 0.4 percent forecast for 2002. Finally, the current outlook is predicated upon the assumption that no additional major disruption will occur again within the forecasting period. However, with the nation at war abroad and on high alert domestically, the risk of an adverse shock of the U.S. economy is extremely high.


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

New York Economy

DOB estimates that tens of thousands of jobs have been lost or displaced from New York, at least temporarily, due to the events of September 11, 2001. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost more than 30,000 jobs, many of whom have been either laid off or relocated out-of-state. Other industries estimated to have experienced severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to have grown a modest 0.1 percent for 2001 and to decline 1.2 percent for 2002.

DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. This decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as by the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to have resulted in personal income growth of 2.6 percent for 2001, followed by growth of 1.1 percent for 2002.

The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic condition on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk of the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.

                              FINANCING ACTIVITIES

There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds, as well as other State-supported bonds, issued on and after April 1, 2000 (see 'Debt Reform Act' below). General obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (TRANs), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (BANs). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. However, since 1990, the State's ability to issue TRANs has been limited due to enactment of the fiscal reform program which created LGAC (see 'Local Government Assistance Corporation' below). BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing. The State does not anticipate issuing new BANs during the 2001-02 fiscal year.

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (JDA). The State has never been called upon to make any direct payments pursuant to any such guarantees.

In February 1997, the JDA issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed the 1997 refinancing. JDA anticipates that it will transact an additional refinancing in 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 2001-02 fiscal year.

Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

The State has entered into a financing arrangement with the Local Government Assistance Corporation (LGAC) to restructure the way the State makes certain local aid payments (see 'Local Government Assistance Corporation' below). The State also participates in the issuance of certificates of participation (COPs) in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

The State is also committed under numerous capital lease-purchase agreements covering electronic data processing and telecommunications equipment and real property capital lease-purchase agreements. Expenditures for these obligations during the 2000-01 fiscal year were $39.6 million comprised of $26.4 million attributable to principal and $13.2 million attributable to interest. As of March 31, 2001, the remaining State liability for scheduled payments over the remaining term of these capital lease-purchase agreements is approximately $357 million, comprised of approximately $215 million attributable to principal and $142 million attributable to interest. Included in these amounts is approximately $167 million attributable to principal and $138 million attributable to interest for real property capital lease-purchase agreements.

Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency (HFA) pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the Urban Development Corporation
(UDC) and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2001-02 fiscal year.

In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for the City of New York (NYC MAC) was created in 1975 to provide financing assistance to New York City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to New York City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding. In 1995, the State created the Municipal Assistance Corporation for the City of Troy (Troy MAC). The bonds issued by Troy MAC do not include moral obligation provisions.

The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds either formerly issued by the New York State Medical Care Facilities Finance Agency (MCFFA) and now included as debt of the Dormitory Authority of the State of New York (DASNY), or bonds issued directly by

DASNY, in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2001-02 fiscal year. The statutory authorization to issue bonds under this program expired on March 1, 1998.

2002-03 Borrowing Plan

Section 22-c of the State Finance Law requires the Governor to submit the five-year Capital Program and Financing Plan (the 'Plan') with the Executive Budget. The proposed 2002-03 through 2006-07 Capital Program and Financing Plan was released with the Executive Budget on January 22, 2002. The Plan is required to be updated by the later of July 30 or 90 days after the enactment of the State Budget.

Spending for capital projects is projected to total $5.05 billion in fiscal year 2002-03, an increase of $501 million from the current year. The largest areas of growth are for transportation ($110 million), environmental protection ($100 million), housing and economic development ($95 million), and education ($84 million). Consistent with prior years, transportation accounts for the greatest share of total capital spending (57 percent), followed by environmental protection (15 percent). Spending will be financed from several sources, including State and federal pay-as-you-go spending (58 percent), authority debt (37 percent), and General Obligation bonds (5 percent). These shares remain generally consistent over the five-year plan.

State-supported debt issuances are projected to increase from about $2.7 billion in the current year to about $3.8 billion in 2002-03. The increase is primarily attributable to the issuance of $415 million in Metropolitan Transportation Authority (MTA) service contract bonds which reflect the MTA's Capital Program and its plans to restructure its debt; the issuance of $244 million in bonds to finance equipment acquisitions for which no such authorization was provided in the current year; and increases in bond issuances for transportation ($207 million), mental hygiene ($56 million) and economic development ($64 million). Economic development issuances reflect bonds recommended to be issued under the new High Technology bonding program ($63 million), which will finance capital projects that create or retain technology related jobs.

Chapter 383 of the Laws of 2001 authorized the issuance of revenue bonds, which are supported by a pledge of 25 percent of personal income tax receipts. The issuance plan for 2002-03 and the remaining years of the Capital Plan reflects the expectation that revenue bonds will be issued to finance capital projects.

Under the Capital Program and Financing Plan, total State-supported debt outstanding is projected to increase from $37.7 billion in 2001-02 to $42.3 billion in 2006-07, an average annual growth rate of 2.3 percent. Both the level of new State debt and debt service costs are projected to remain below the statutory debt caps described below.

Debt Reform Act

The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental receipts. Both caps began in 2000-01 at an initial phase-in level of .75 percent. Pursuant to Section 23 of the State Finance Law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. On November 8, 2001, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at ..39 percent of personal income and debt service on such debt at .09 percent of total governmental receipts. The Capital Program and Financing Plan projects that the State will remain within the caps through the end of the 2006-07 (no projections are done for the period beyond March 31, 2007).

                           AUTHORITIES AND LOCALITIES

Public Authorities

The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities, meaning public benefit corporations created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2000, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $98 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the Metropolitan Transportation Authority (MTA) receives the bulk of this money in order to provide transit and commuter services.

Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queens Counties, as part of an estimated $7 billion financing plan. As of July 27, 2001, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

Metropolitan Transportation Authority

The MTA reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage involved the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. All estimates of the adverse impact on the MTA and the regional economy are of necessity preliminary and are subject to adjustment as more information becomes available. The MTA currently estimates property damage to the transit system at $855 million. The MTA currently expects that insurance proceeds and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the WTC disaster may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.

The 2002-03 Executive Budget proposes to assist the MTA in addressing potential operating shortfalls caused in part by the WTC disaster by providing $348 million in aid increases and payment accelerations, providing the means to hold fares at current levels and continue plans to expand service.

New York City

Continuing recovery, cleanup and repair efforts following the September 11, 2001 attack on the World Trade Center will result in substantial expenditures for New York City (the "City"). The U.S. Congress passed emergency supplemental legislation which authorized $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $20 billion of which was for disaster recovery activities and assistance in New York, Pennsylvania and Virginia. Congress has already appropriated over $10 billion toward this $20 billion commitment to recovery, and funding is currently available to reimburse localities for clean up costs, to reimburse hospitals for lost revenue, and to provide funding for job training activities and economic redevelopment. On March 9, 2002 the President signed nation-wide economic stimulus legislation, which includes $5 billion toward the $20 billion commitment in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the areas surrounding the World Trade Center site. The Liberty
Zone provisions expand the work opportunity tax credit, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City and increase the small business expensing limit.

Prior to September 11, 2001 the national and local economies had been weakening, reflecting lower business investment, increased unemployment, and declining consumer confidence. The destruction of the World Trade Center had a substantial impact on the City and its economy. Reduced economic activity lowered corporate profits, increased the rate of job loss, and reduced consumer spending, which reduced collections for several of the City's major economically sensitive tax revenues and negatively impacted tentative fiscal year 2003 property tax values for some parcels, especially in the downtown area. With the national economy beginning to recover from the recession, the prospects for the financial firms in the City are improving and a lift in the financial markets is expected. In June 2001, the City issued a Financial Plan that projected a balanced budget for fiscal year 2002 and budget gaps of $2.8 billion in fiscal year 2003, $2.6 billion in fiscal year 2004, and $2.2 billion in fiscal year 2005. In February 2002, the City released a modification to the June Financial Plan, which reflects changes since the June Financial Plan (as previously modified in December 2001) that decreased projected net revenues and increased projected net expenditures. Changes in projected revenues include a decline in projected net tax revenues of $792 million, $1.3 billion, $1.2 billion, and $1.3 billion in fiscal years 2002 through 2005, respectively, reflecting primarily decreases in projected personal income, business and sales tax revenues as a result of the September 11th attack and the national recession. Changes in projected expenditures since the June Financial Plan include higher pension costs, resulting primarily from investment losses in fiscal year 2001, and an increase in labor costs to reflect the cost of wage increases for the uniformed forces coalition above the settlement with the union that represents most civilian employees.

Prior to the gap-closing program discussed below, the revenue and expenditure changes since the June Financial Plan resulted in projected budget gaps of $1.2 billion in fiscal year 2002, $4.8 billion in fiscal year 2003, $5 billion in fiscal year 2004, $5.4 billion in fiscal year 2005, and $5.6 billion in fiscal year 2006. The February Financial Plan sets forth gap-closing actions to eliminate the projected gaps for fiscal years 2002 and 2003, and to reduce the projected gaps for fiscal years 2004 through 2006 to $2.6 billion, $2.9 billion, and $3.1 billion, respectively. The gap-closing program includes resources from agency actions and actions anticipated to be taken by the federal and state governments, and the municipal unions. The budgets for fiscal years 2002 and 2003 also include nearly $2 billion in bond proceeds from the New York City Transitional Finance Authority to cover a portion of the costs and revenue losses related to the September 11th attack on the World Trade Center. The City's gap estimates do not make any provision for a potential shortfall in pension fund investment earnings in fiscal year 2002; wage increases for teachers, police officers and firefighters beyond those negotiated with the unions representing other civilian and uniformed employees; wage increases for any employees beyond the current round of collective bargaining; or a loss in business tax revenues due to recent federal tax benefits for businesses.

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (NYC
MAC) to provide financing assistance to the City; the New York State Financial Control Board (FCB) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the FCB in exercising its powers and responsibilities. A 'Control Period' existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. The FCB terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a Control Period upon the occurrence, or 'substantial likelihood and imminence' of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (Financial Plan) which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

The staffs of the FCB, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, economic growth in the City has been very strong in recent years, led by a surge in Wall Street profitability which resulted in increased tax revenues and helped produce substantial surpluses for the City in City fiscal years 1996-97 through 2000-01.

Although several sectors of the City's economy have expanded over the last several years, especially tourism, media, business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. However, the national economy began to slow in late 2000, and the City's economy has slowed somewhat in 2001. In addition, Wall Street profitability in 2001 is projected to be below the record level set in 2000, and the City enacted additional tax reductions. Thus, the City's revenue is expected to decline during its 2001-02 fiscal year.

These reports indicate that recent City budgets have been balanced in part through the use of substantial surpluses and other non-recurring resources and that the City's Financial Plan relies in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ('IBO') has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter.

To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation in 2000 creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short term budget relief and ensure credit market access for the County. The Authority has issued $436 million in bonds and $690 million in bond anticipation notes as of January 31, 2002. The Authority may also impose financial plan requirements on Nassau County. The State paid $25 million in transitional assistance to the County in State fiscal year 2000-01 and $25 million in State fiscal year 2001-02. Financial aid for Nassau County is expected to continue to be paid over the next three, rather than two, fiscal years ($20 million in fiscal year 2002-03 and $15 million in both fiscal year 2003-04 and 2004-05). Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

The State has provided extraordinary financial assistance to certain municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year and totaled $211.2 million in 2001-02.

Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 1999, the total indebtedness of all localities in the State, other than New York City, was approximately $21.8 billion. A small portion of that indebtedness represented borrowing to finance budgetary deficits; $116 million in deficit financing was authorized pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1999.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs, which in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

                              STATE FINANCIAL PLAN

Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

General Fund

The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2001-02 fiscal year, the General Fund is expected to account for approximately 46 percent of All Governmental Funds disbursements and 67 percent of State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2001-02 Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economics. The recent terrorist attacks in the City magnify the uncertainties inherent in the State's forecasts, and substantially increase the likelihood that current projections will differ materially and adversely from the projections set forth in this AIS. See the section entitled 'Special Considerations' below for a discussion of certain risks and uncertainties faced by the State.

All Governmental Funds spending is estimated at $84.05 billion in fiscal year 2001-02, an increase of $4.30 billion over 2000-01. When spending for the STAR tax cut relief program is excluded, spending growth is 4.6 percent. The spending growth is comprised of changes in the General Fund ($2.08 billion, excluding transfers), federal support for Medicaid spending ($856 million), and the STAR tax cut relief program ($694 million). All other spending grew by $666 million or 2.4 percent.

Special Revenue Fund

Total disbursements for programs supported by Special Revenue Funds are projected at $36.29 billion in fiscal year 2001-02, an increase of $1.93 billion over 2000-01. Special Revenue Funds include federal grants and State special revenue funds. The estimates described below do not include any federal aid or State assistance related to the attack on the World Trade Center.

Federal grants comprise 68 percent of all Special Revenue spending in fiscal year 2001-02, comparable to prior years. Disbursements from federal funds are estimated at $24.65 billion, up by $540 million (2.2 percent) from 2000-01. Medicaid is the largest program within federal funds, accounting for over half of total spending in this category. In fiscal year 2001-02, federal support for Medicaid spending is projected at $14.20 billion, an increase of $856 million over 2000-01. This growth is offset by decreases in children and families services resulting from funding eliminated by the Legislature.

State special revenue spending is projected to be $11.64 billion in fiscal year 2001-02, an increase of $1.39 billion or 13.6 percent from 2000-01. The major components of growth include the final phase of the STAR program valued at $2.6 billion (up $694 million from 2000-01), additional spending of $146 million for Mass Transportation programs, $144 million in additional spending under the Health Care Reform Act of 2000, and an increase of $90 million for the Elderly Pharmaceutical Insurance Coverage Program.

Capital Projects Funds

Spending from Capital Projects Funds in fiscal year 2001-02 is projected at $4.92 billion, an increase of $458 million (10.3 percent) from the prior year. The increase is primarily attributable to $362 million for new capital projects in transportation, housing and economic development.

Debt Service Funds

Spending from Debt Service Funds are estimated at $3.92 billion in fiscal year 2001-02, a decrease of $175 million, or 4.3 percent, from 2000-01. This results from the use of $421 million of DRRF monies in 2000-01 to defease high cost debt. The remaining increases are for a variety of purposes, including transportation, education, mental health, corrections, and general obligation financings.

As proposed by the Governor, $500 million in deposits to the Debt Reduction Reserve Fund (DRRF) will be used in the current year to pay off the State's high cost debt and increase pay-as-you-go spending for previously bond financed programs. The use of DRRF is expected to reduce the State's total future debt service costs by more than $700 million.

2002-03 Financial Plan

The State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2002-03 fiscal year on March 26, 2002. However, the State failed to take final action on all other Executive Budget recommendations by April 1, the start of the 2002-03 fiscal year. Legislation was enacted on March 26, 2002 that extends certain revenue-raising authority and makes interim appropriations for State personal service costs, various grants to local governments, and other necessary items generally for the period from April 1 through April 7, 2002. In prior years, the State has enacted similar interim appropriations to permit the State to continue operations until final action on the budget and expects to do so after April 7, 2002 until final action on the 2002-03 budget. The Governor and Legislative leaders are continuing negotiations over the budget for fiscal year 2002-03.

On January 22, 2002, the Governor submitted the 2002-03 Executive Budget to the Legislature in accordance with the provisions of the State Constitution and the State Finance Law. On February 21, the Governor submitted amendments to his Executive Budget, as authorized by the State Constitution. The revised financial projections reflect the Governor's proposed amendments to his 2002-03 Executive Budget as provided for under the State Constitution.

The amendments recommended by the Governor do not alter the 2002-03 General Fund projections for receipts and disbursements contained in the Executive Budget. Total receipts and transfers from other funds are projected to total $38.85 billion; total disbursements and transfers to other funds are projected at $40.22 billion. The State still expects to end the 2002-03 fiscal year with a closing General Fund balance of $710 million (all of which is expected to be held in the Tax Stabilization Reserve Fund). The amendments recommend additional funding to pay interest costs on a one-time loan from the Federal government to help support higher than expected Unemployment
Insurance Benefit payments caused by the World Trade Center disaster and the national recession ($11 million), but these costs are expected to be fully offset by enactment of a proposal to lower interest rates paid by the State on court judgments against the State from 9 percent to the prevailing market rate, which is currently at approximately 2 percent ($11 million). The Governor has also amended the Executive Budget to include technical amendments related to the proposed Empire Opportunity Fund economic development program and made other corrections that do not affect overall General Fund spending levels. Projected 2002-03 All Funds disbursement estimates increased by $271 million, primarily as a result of the changes proposed for the Empire Opportunity Fund.

The Executive Budget, as amended, projects General Fund budget gaps of $2.8 billion for 2003-04 and $3.3 billion for 2004-05 fiscal years, essentially unchanged from estimates provided in the Executive Budget submission. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than
$1.0 billion (1998-99 through 2000-01).

The outyear gap projections continue to assume enactment of the Executive Budget, as amended, in its entirety. There can be no assurance that the Legislature will enact the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth.

Since the introduction of the Executive Budget, DOB has modestly increased its growth forecast for the U.S. economy to reflect new data. This revision is largely attributable to a stronger performance for the fourth quarter of 2001 than previously anticipated. Real U.S. Gross Domestic Product (GDP) grew 1.2 percent during the fourth quarter, instead of declining as many economists expected.

This growth was primarily a result of a significant jump in car sales and remains subject to revision. However, this revision did not significantly alter the projected pattern of quarterly growth in real output through the end of first quarter of 2002. The DOB forecast assumes that the national recession will have lasted through the end of the first quarter of 2002. Based on the most recent information available, DOB now projects economic growth, as measured by growth in real U.S. GDP, of 1.6 percent for 2002. Employment is now projected to decline 0.3 percent for the current calendar year.

2001-02 Financial Plan

The State's current fiscal year began on April 1, 2001 and ends on March 31, 2002. On March 4, 2002, DOB released a Disclosure Guidance Note (the "DGN") to provide municipal bond market participants with interim financial trend information regarding the State of New York (the "State"). In the DGN, DOB reported that, based upon preliminary results through the end of February 2002, tax receipts fell short of 2001-02 Financial Plan projections (the "January Financial Plan") by approximately $500 million for this period. DOB further noted that it was unclear how much of this shortfall was related to the timing of tax payments, which would not affect annual financial plan balance if the associated tax payments were received in March 2002, and how much was related to deteriorating economic conditions.

Since that time, preliminary unaudited actual results for the 2001-02 fiscal year have become known. Actual results show that a substantial portion of the potential receipts shortfall discussed in the DGN did not materialize, indicating that the variance reported at that time was substantially related to the timing of payments.

The Office of the State Comptroller ("OSC") reports that General Fund receipts and transfers from other funds totaled $41.14 billion in 2001-02. This total reflects the impact of the refund reserve transaction (discussed below), which is used to adjust personal income tax receipts across fiscal years and has the effect of lowering actual receipts in the year in which the transaction occurs. When the refund reserve is adjusted for the deposit of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan published by DOB (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties).

General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, $233 million below the January Financial Plan projections. DOB believes that a portion of the lower amount of spending is attributable to the timing of payments and that these payments will occur instead in the 2002-03 fiscal year.

On an unaudited basis, the State ended its 2001-02 fiscal year in balance on a cash basis, with a General Fund closing balance of $1.03 billion, excluding amounts on deposit in the refund reserve account, as described below. The unaudited closing General Fund balance consists of the following: $710 million in the Tax Stabilization Reserve Fund (after a deposit of $83 million in fiscal year 2001-02); $159 million in the Community Projects Fund, which pays for legislative and gubernatorial initiatives; $157 million in the Contingency Reserve Fund (the planned use of $70 million in fiscal year 2001-02 to finance a portion of the State's settlement in the Yonkers desegregation lawsuit will not occur until fiscal year 2002-03); and $5 million in the Universal Pre-Kindergarten Fund.

The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year, a decrease of $68 million from the level projected in the January Financial Plan. The amount consists of $1.07 billion in reserves for economic uncertainties that is planned for use in fiscal year 2002-03 and $611 million set aside to pay for tax refunds during 2002-03.

The Legislature failed to take final action on the executive budget by April 1, but did enact appropriations for State-supported, contingent, contractual, and certain other debt service obligations for the entire 2001-02 fiscal year on March 29, 2001. The State Legislature also passed legislation that extended certain revenue-raising authority and made interim appropriations for State personal service costs, various grants to local governments, and certain other items through August 2, 2001. In prior years, the State Legislature enacted similar interim appropriations to permit operations to continue until the Legislature took final action on the executive budget.

The State generally issues quarterly modifications to the cash-basis Financial Plan in July, October, and January, as provided by law. The modifications summarize actual receipts and disbursements to date for each reporting period, and describe any revisions to the forecast of total receipts and disbursements for the current fiscal year.

The State issued its most recent update to the 2001-02 Financial Plan on January 22, 2002 (the 'January Plan'), in conjunction with the release of the Governor's 2002-03 Executive Budget. A review of the January Plan is preceded by a brief summary of the State's prior quarterly update.

On November 8, 2001, the State issued an update to the 2001-02 Financial Plan (the 'Mid-Year Plan'). The Mid-Year Plan does not reflect any savings anticipated in the current year from reduced State spending. Accordingly, the Mid-Year Plan assumes that the State will draw upon $1.50 billion of existing General Fund reserves to cover the projected current-year shortfall in revenues. As such reserves are used, the General Fund closing balance will decrease and such reserves will be unavailable to guard against financial plan risks in future fiscal years. In the Mid-Year Plan, the State continued to project that the Financial Plan for 2001-02 will remain in balance for the duration of the fiscal year after the use of $1.50 billion in existing General Fund reserves.

The Mid-Year Plan projected that General Fund receipts and transfers from other funds will total $42.09 billion in 2001-02, a net decrease of $1.52 billion from the Financial Plan issued in September (the 'September Plan'). The change from the September Plan was comprised of a $1.63 billion downward revision in estimated receipts primarily related to the World Trade Center attacks, offset in part by $114 million in additional revenues from Legislative action in October related to the gas import tax.

The Mid-Year Plan projection of General Fund tax receipts reflected an anticipated adverse economic impact from the World Trade Center disaster, including significant reductions in wages, employment, retail sales, financial sector bonuses, capital gains income, and tourism. In comparison to the September Plan, the Mid-Year Plan lowered projected receipts for all the major categories of State taxes. Receipts estimates for the personal income tax were reduced by $1.09 billion, for business taxes by $329 million, and for sales and use taxes by $52 million. The Mid-Year forecast projected actual year-over-year decreases in New York State adjusted gross income and personal income tax liability for both the 2001 and 2002 tax years.

The Mid-Year Plan projected that General Fund disbursements and transfers from other funds would total $41.97 billion in the 2001-02 fiscal year, a decrease of $20 million from the September Plan. The decrease reflected General Fund savings of $188 million from the use of TANF resources for welfare and child welfare costs, offset in part by new funding for not-for-profit organizations ($100 million) and a new economic stimulus program ($68 million). The $100 million was expected to be transferred from the General Fund to the Miscellaneous Special Revenue Fund and be disbursed to various not-for-profit groups that provide human services or emergency relief services. The economic stimulus package included funding for economic development programs, such as grants and loans to businesses to support job creation, high-tech/biotech initiatives, and tourism promotion through the 'I Love New York' marketing campaign.

The General Fund ended the first six months of fiscal year 2001-02 with a cash balance of $5.55 billion, $489 million below the estimate in the September Plan (as adjusted for fund reclassifications). General Fund receipts and transfers from other funds totaled $23.56 billion through September. Receipts and transfers were $502 million below the cash flow projections in the September Plan, due in part to the economic impact of the WTC attacks and an extension of the filing deadline for making estimated tax payments from September 15 to December 15. General Fund disbursements and transfers to other funds totaled $19.11 billion through September, a decrease of $13 million from the September Plan. The variance was attributable to the timing of payments and was not expected to alter year-end results.

The Mid-Year Plan projected a closing balance of $1.22 billion in the General Fund for the 2001-02 fiscal year, a decline of $1.50 billion from the September Plan estimate. The lower projected closing balance anticipated the use of the $1.48 billion reserve for economic uncertainties and $19 million in undesignated reserves to cover projected revenue shortfalls in fiscal year 2001-02 related to the WTC attacks. The closing balance after the use of these reserves was comprised of $627 million in the Tax Stabilization Reserve Fund, $281 million in undesignated reserves, $151 million in the Contingency Reserve Fund, $142 million in the Community Projects Fund, and $14 million in the Universal Pre-K Fund.

The State revised the cash-basis 2001-02 State Financial Plan in the January Plan. The January Plan projects that the State will close the 2001-02 fiscal year with a cash balance of $2.08 billion in the General Fund, an increase of $862 million from the Mid-Year Plan. This increase results from $344 million in higher projected receipts and $518 million in lower spending, as described in more detail below.

General Fund receipts and transfers from other funds are projected to total $42.43 billion in 2001-02, an increase of $344 million from the projections contained in the Mid-Year Plan. The upward revisions are based on updated economic data and actual tax collections through December 2001. The estimated impact of the World Trade Center disaster on 2001-02 receipts remains significant, but within the range estimated by DOB in the immediate aftermath of the September 11 attacks.

Personal income tax receipts for fiscal year 2001-02 are estimated to total $26.98 billion, a decrease of $119 million from the Mid-Year Plan. The estimated decrease is primarily comprised of downward revisions to prepayments on 2001 tax liability. The reestimates are also affected by an additional $11 million deposit into the tax refund reserve account at the end of the fiscal year to provide a reserve for the reduction in the marriage penalty effective January 1, 2001. The Financial Plan also reflects the impact of tax refund reserve account transactions at the close of fiscal year 2001-02 which have the effect of decreasing reported personal income tax receipts in the 2001-02 fiscal year while increasing available receipts in the 2002-03 fiscal year.

User tax and fee receipts in fiscal year 2001-02 are projected at $7.08 billion, $40 million above the Mid-Year Plan. The revision reflects modestly improved collections experience since the Mid-Year Plan. Business taxes are now projected at $3.83 billion in fiscal year 2001-02, an increase of $179 million from the Mid-Year Plan, reflecting better than expected results through December for the corporate utility, insurance and bank taxes. Finally, the yield from other taxes in fiscal year 2001-02 is estimated at $780 million, $59 million higher than the Mid-Year Plan, reflecting modest revisions based on collection experience to date.

Miscellaneous receipts for fiscal year 2001-02 are estimated at $1.61 billion, $103 million above the Mid-Year Plan. The change reflects an unanticipated payment from the Thruway Authority and higher than expected receipts from abandoned property and investment income.

Transfers from other funds in fiscal year 2001-02 are expected to total $2.15 billion, $82 million above the Mid-Year Plan. The increase reflects better-than-anticipated year-to-date collection experience for the sales and real estate transfer taxes, as well as a reduction in debt service requirements for the Thruway Authority.

Following the WTC tragedy, the President declared New York City a major Federal disaster area. Pursuant to State tax law, the Commissioner of Taxation and Finance extended, for a period of up to 90 days, certain tax filing and payment deadlines (from September 11, 2001 through December 10, 2001) for taxpayers directly affected by the occurrences at the WTC, the Pentagon and in Western Pennsylvania. The extension altered the State's 2001-02 cash flow by moving receipts from the extension period to December 10, 2001. Based on results through December 2001, an estimated $160 million in payments delayed from September have been received, which was significantly less than expected given the large receipt losses after the attack. As a result, it appears receipt losses in September were attributable to actual declines in the receipts base rather than the extension for making tax payments.

The State projects General Fund disbursements and transfers to other funds to total $41.46 billion in fiscal year 2001-02, a decrease of $518 million from the Mid-Year Plan. The change is comprised of $578 million in lower projected spending, partially offset by $60 million in higher costs related to the World Trade Center clean-up ($30 million) and counter-terrorism measures ($30 million).

Projected spending was lowered by $578 million to reflect revised school aid spending data submitted to the State by school districts ($116 million), lottery reestimates ($194 million), and various management initiatives across state agencies ($268 million). The management initiatives include savings from a statewide hiring freeze, a reduction in discretionary non-personal service spending in all state agencies, and lower debt service costs due to use of the Debt Reduction Reserve Fund ('DRRF') to defease high-cost state debt. Spending to promote tourism ($20 million) and to provide loan guarantees for businesses ($5 million) in the wake of the World Trade Center disaster, as well as increased overtime and other costs to ensure public safety, partially offset the declines.

DOB projects a closing balance in the General Fund of $2.08 billion in 2001-02, excluding amounts on deposit in the refund reserve account, as described below. The balance is comprised of $1.13 billion in reserves for economic uncertainties (all of which will be used to help balance the 2002-03 Financial Plan), an increase of $852 million from the projection in the Mid-Year Plan; $710 million in the Tax Stabilization Reserve Fund, after a planned $83 million deposit in 2001-02; $142 million in the Community Project Fund, which pays for Legislative and gubernatorial initiatives; $81 million in the Contingency Reserve Fund after the use of $70 million to finance a portion of the State's settlement in the Yonkers desegregation lawsuit; and $11 million in the Universal Pre-Kindergarten Fund.

The State expects to have a projected $1.75 billion balance in the tax refund reserve account at the end of 2001-02, a decrease of $1.77 billion from the $3.52 balance available at the end of 2000-01. The 2001-02 amount includes the $1.13 billion in reserves for economic uncertainties reported in the closing General Fund balance. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. In addition to the $1.13 billion in General Fund reserves, the projected balance of $1.75 billion is comprised of $521 million from LGAC that may be used to pay tax refunds during 2001-02 but must be on deposit at the close of the fiscal year, and $90 million for other tax refunds.

                     LOCAL GOVERNMENT ASSISTANCE CORPORATION

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one percent of the four percent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative lenders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

2001-02 GAAP-Basis Financial Plan

The projections summarized below do not reflect the potential Financial Plan impact of the World Trade Center disaster.

State law requires the State to update its projected GAAP-basis financial results for the current fiscal year on or before September 1 of each year. The State bases its GAAP projections on the cash estimates in the Enacted Budget Report and on actual results for the 2000-01 fiscal year as reported by the State Comptroller on July 27, 2001.

The State ended the 2000-01 fiscal year with an accumulated GAAP-basis surplus in the General Fund of $4.17 billion. In 2001-02, the General Fund GAAP Financial Plan shows total revenues of $40.56 billion, total expenditures of $41.22 billion and net other financing uses of $609 million. The State projects an operating deficit in the General Fund of $1.27 billion, primarily from the use of prior-year surplus revenues. The State's accumulated GAAP surplus is projected to total $2.90 billion at the end of fiscal year 2001-02.

Special Considerations

The ramifications of the terrorist attack in New York raise many complex issues related to State finances. On March 9, 2002, the President signed economic stimulus legislation, which includes temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the areas surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City and increase the small business expensing limit.

Certain components of this package have the potential to adversely affect State tax revenues. The most significant impact concerns a provision that allows expanded expensing of investment costs against federal taxable income. Since the State uses federal taxable income as the starting point for calculating taxable income, the provision will adversely impact State tax revenues unless the State acts to restructure the basis for calculating the tax.

The State expects substantial federal aid to be available to pay for most of the costs for disaster assistance and reconstruction. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia, and Pennsylvania. To expedite the flow of federal aid and other assistance, the State Legislature enacted $5.5 billion in appropriations on September 13, 2001. It also authorized $2.5 billion in additional bonding authority for the TFA to fund City costs related to or arising from the terrorist attack.

Federal funding for disaster assistance is available in several forms. Under current law, the federal government pays 75 percent or more of the costs for emergency response activities and the repair of public buildings. On September 21, 2001, the President waived any matching requirement for the State and the City, clearing the way for 100 percent reimbursement for all eligible disaster-related costs. Other significant assistance is available through the Small Business Administration for property losses, cash-flow needs, and hazard mitigation.

The terrorist attack in New York City may have materially adverse consequences for the State, but at this time it is not possible to provide a definitive assessment. A preliminary assessment suggests that the loss of tax and other receipts will be in the range of $1 billion to $3 billion in the 2001-02 fiscal year and in the range of $2 billion to $6 billion next fiscal year. It is expected that a number of economic sectors that generate State tax revenues will be disrupted temporarily, including finance, insurance, real estate, and tourism. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes to the 2001-02 Financial Plan and the State's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.

Aside from the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

In every year, many uncertainties exist in the forecast of the national and State economies. Given the recent terrorist attacks, the nation's war-time preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time. For example, the current downturn in the financial markets could continue over a sustained period. The securities industry is more important to the New York economy than to the national economy as a whole, potentially amplifying the impact of such a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001, which is likely to be exacerbated by the terrorist attacks. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and are likely to fall substantially below earlier expectations.

An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan contains projected reserves of $151 million in 2001-02 for such events, but assumes no significant federal disallowances or other federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled 'Litigation'.

The Division of the Budget expects to revise its projections of receipts and disbursements relating to the 2001-02 Financial Plan as the impact of the terrorist attack in New York becomes clearer. Actual results, therefore, could differ materially and adversely from the projections set forth herein. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $2.6 billion in General Fund reserves (this amount excludes balances in the Community Projects Fund and Universal Pre-K Fund).

The GAAP projections indicate that the State is expected to end its sixth consecutive year with a GAAP accumulated surplus in the General Fund at the close of 2002-03. The General Fund GAAP Financial Plan for 201-02 projects total revenues of $38.50 billion, total expenditures of $41.03 billion, and net other financing uses of $188 million. In 2002-03, projections show total revenues of $39.19 billion, total expenditures of $40.58 billion and net other financing sources of $557 million. At the end of 2002-03, the accumulated General Fund GAAP surplus is projected to be $619 million.

                    CASH-BASIS RESULTS FOR PRIOR FISCAL YEARS

The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (GAAP), showing revenues and expenditures. Cash-basis results are discussed in this section. GAAP-basis results are discussed in the next section.

General Fund

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

New York State's financial operations have improved during recent fiscal years. During its last nine fiscal years, the State has recorded balanced budgets on a cash basis, with positive year-end fund balances.

A narrative description of cash-basis results in the General Fund for the prior fiscal years is presented below.

2000-01 Financial Plan

The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by the DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (CRF), $292 million in the Community Projects Fund
(CPF), and $29 million in the Universal Pre-Kindergarten Fund.

The closing fund balance excludes $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The tax refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund. The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from the Local Government Assistance Corporation (LGAC) that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit on March 31, 2002, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund (for debt reduction in the fiscal year 2001-02.)

General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. Receipts results for fiscal year 2000-01 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year, as discussed above. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the 'May Financial Plan'), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year. In comparison to the projections contained in the May Financial Plan, disbursements were $778 million higher than projected. The increase in projected disbursements is related primarily to the financing of labor agreements that were ratified by State employee unions and approved by the Legislature after adoption of the May Financial Plan. The May Financial Plan provided a reserve to fully finance the estimated costs of these agreements, but did not reflect higher projected disbursements since the contracts were not yet finalized. Accordingly, disbursements for State Operations and General State Charges exceeded the May Financial Plan by $497 million and $376 million, respectively, primarily as a result of these agreements. Lower spending for local assistance ($166 million) and transfers for debt service ($45 million), offset, in part, by higher transfers for capital projects ($51 million) and other transfers ($68 million) accounted for the balance of changes from May 2000.

1999-2000 Financial Plan
The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by the DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

The State reported closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction had the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

1998-99 Financial Plan

The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The TSRF closing balance was $473 million, following an additional deposit of $73 million in 1998-99. The CRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF closed the fiscal year with a balance of $312 million.

The closing fund balance excluded $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000. The remaining balance of $521 million in the tax fund reserve account was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1999.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-99 fiscal year totaled $36.82 billion, an increase of 6.2 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.57 billion for the 1998-99 fiscal year, an increase of 6.1 percent from 1997-98 levels.

                    GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS

The Comptroller prepares a comprehensive annual financial report on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The report, generally released in July each year, contains general purpose financial statements with a Combined Balance Sheet and its Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants.

2000-01 Fiscal Year

The State completed its 2000-01 fiscal year with a combined governmental funds operating surplus of $1.59 billion, which included operating surpluses in the General Fund ($245 million), in Special Revenue Funds ($1.25 billion) and in Capital Projects Funds ($109 million) offset, in minor part, by an operating deficit in the Debt Service Funds ($20 million).

General Fund

The State reported a General Fund operating surplus of $245 million for the 2000-01 fiscal year, as compared to an operating surplus of $2.23 billion for the 1999-2000 fiscal year. The operating surplus for the 2000-01 fiscal year resulted in part from a cash basis operating surplus and increases in taxes and other receivables of $686 million and $13 million, respectively, and decreases in deferred revenues, pension contributions payable and other liabilities of $101 million. These gains were partially offset by decreases in other assets and amounts due from other funds of $258 million, increases in payables to local governments of $368 million and an increase in tax refunds payable of $252 million. The State reported an accumulated fund balance of $4.17 billion in the General Fund for its 2000-01 fiscal year.

General Fund revenues increased $682 million (1.8 percent) from the 1999-2000 fiscal year with an increase reported only for personal income taxes. Business, consumption and use and other taxes and miscellaneous revenues fell from the prior fiscal year.

Personal income taxes grew $1.89 billion, an increase of nearly 8.4 percent. The increase in personal income taxes was caused by strong employment, wage and bonus payment growth and an increase in interest and dividend income during 2000. This increase was partially offset by decreases in consumption and use, business and other taxes and miscellaneous revenues. Consumption and use taxes decreased $305 million, or 4.0 percent, primarily as a result of the reduction in motor fuel taxes and motor vehicle fees distributed to the General Fund and a decline in cigarette and tobacco products taxes. Business taxes decreased $488 million, or 10.7 percent, primarily due to a reduction in certain corporation and utility taxes distributed to the General Fund and because of reductions in the corporate and utility tax rates. Other taxes, primarily estate and gift taxes, decreased over $381 million, or 34.4 percent due mainly to a decline in the stock market and tax rate reductions. Miscellaneous revenues decreased $30 million (1.2 percent).

General Fund expenditures increased $2.30 billion (6.3 percent) from the 1999-2000 fiscal year, with the largest increases occurring in the areas of education, health and environment and social services. Education expenditures grew $1.17 billion (9.1 percent) due mainly to an increase in spending for support for public schools and municipal and community colleges. Social services expenditures increased $238 million (2.6 percent) due primarily to increased spending for Medicaid and income maintenance programs. Health and environment expenditures increased over $145 million (16.9 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs.

Personal service costs increased $473 million (7.4 percent) principally as a result of increases in wages as required by recently approved collective bargaining agreements. Non-personal service costs increased $164 million (6.5 percent) due primarily to increased spending for goods and services. General state charges increased $144 million (8.1 percent) primarily because of an increase in the State's health insurance premiums.

Net other financing sources in the General Fund decreased $369 million (60.5 percent) in part because transfers from the Hospital Bad Debt and Charity Care Fund decreased by nearly $240 million while State subsidies for higher education (SUNY and CUNY) increased $170 million.

Special Revenue, Debt Service and Capital Projects Fund Types

An operating surplus of $1.25 billion was reported for the Special Revenue Funds for the 2000-01 fiscal year which increased the accumulated fund balance in this fund type to $3.39 billion. Revenues increased $4.54 billion over the prior fiscal year (13.5 percent) as a result of increases in tax, federal grants, and miscellaneous revenues. Expenditures increased $3.63 billion (12.6 percent) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $324 million (8.1 percent).

Debt Service Funds ended the 2000-01 fiscal year with an operating deficit of $20 million and, as a result, the accumulated fund balance in this fund type decreased to $2.04 billion. Revenues rose $143 million (4.9 percent) primarily because of increases in dedicated taxes while debt service expenditures increased $366 million (11.1 percent). Net other financing sources increased $174 million (40.8 percent) due primarily to increases in transfers from the General Fund.

An operating surplus of $109 million was reported in the Capital Projects Funds for the State's 2000-01 fiscal year and, as a result, the accumulated fund balance deficit decreased to $20 million. Revenues increased $226 million (8.7 percent) primarily because the allocation of motor fuel taxes and motor vehicle fees was increased $131 million and federal grant revenues increased $90 million for transportation projects. Expenditures increased $212 million (5.5 percent) primarily because of increases in spending for grants to local governments - education and health and environment programs and capital construction spending for transportation projects. Net other financing sources decreased by $4 million (0.3 percent).

1999-2000 Fiscal Year

The State completed its 1999-2000 fiscal year with a combined governmental funds operating surplus of $3.03 billion, which included operating surpluses in the General Fund ($2.23 billion), in Special Revenue Funds ($665 million), in Debt Service Funds ($38 million) and in Capital Projects Funds ($99 million).

General Fund

The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. The operating surplus for 1999-2000 resulted in part from higher personal income tax receipts, and increases in taxes receivable and other assets of $754 million and $137 million, respectively, and decreases in deferred revenues, due to other funds and other liabilities of $134 million. These gains were partially offset by decreases in accounts receivable and money due from other funds of $77 million, increases in payables to local governments and accrued liabilities of $80 million and $175 million, respectively, and an increase in tax refunds payable of $537 million.



General Fund revenues increased $2.30 billion (6.4 percent) over the prior fiscal year with increases in personal income and consumption and use taxes, and miscellaneous revenues. Business tax and other tax revenues fell from the prior fiscal year. Personal income taxes grew $1.98 billion, an increase of nearly 9.7 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance of the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5 percent, to reflect a continuing high level of consumer confidence. Miscellaneous revenues increased $303 million (14.1 percent), primarily due to growth in investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries used to fund State administrative costs (e.g., banking and insurance). These increases were partially offset by decreases in business and other taxes. Business taxes decreased nearly $301 million, or 6.2 percent, because of prior year refunds and the application of credit carryforwards which were applied against current year (1999) liabilities. Other taxes decreased $12 million, or 1.1 percent.

General Fund expenditures increased $1.39 billion (3.9 percent) from the prior fiscal year, with the largest increases occurring in education, health and environment. Education expenditures grew $739 million (6.1 percent) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. Health and environment expenditures increased over $215 million (33.5 percent) primarily reflecting increased spending for local health programs. Personal service costs increased $202 million (3.3 percent) principally as a result of increases in wages as required by recently approved collective bargaining agreements. Non-personal service costs increased $264 million (11.7 percent) due primarily to increased spending for goods and services.

Net other financing sources in the General Fund increased $192 million (45.9 percent) primarily because transfers of surplus revenues from the Debt Service Funds increased by nearly $100 million and transfers from the Abandoned Property Fund and the Hospital Bad Debt and Charity Accounts increased by nearly $120 million.

Special Revenue, Debt Service and Capital Projects Fund Types

An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.14 billion after restatement of prior year fund balances. As a result of legislation enacted during the fiscal year ended March 31, 2000, the Hospital Bad Debt and Charity Accounts were reclassified to Special Revenue Funds thereby increasing the beginning fund balance by $1.01 billion. Revenues increased $2.15 billion over the prior fiscal year (6.9 percent) as a result of increases in tax, federal grants, and miscellaneous revenues. Expenditures increased $1.49 billion (5.4 percent) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $174 million (4.5 percent).

Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4 percent) primarily because of increases in dedicated taxes. Debt service expenditures increased $429 million (15.0 percent). Net other financing sources increased $113 million (36.1 percent) due primarily to increases in transfers from the General Fund.

An operating surplus of $99 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated fund balance deficit decreased to $129 million. Revenues increased $93 million (3.7 percent) primarily because federal grant revenues increased $90 million for transportation projects. Expenditures increased $84 million (2.3 percent) primarily because of increases in capital construction spending for transportation projects. Net other financing sources decreased by $63 million (4.6 percent).

1998-99 Fiscal Year

The State completed its 1998-99 fiscal year with a combined governmental funds operating surplus of $1.32 billion, which included operating surpluses in the General Fund ($1.078 billion), in Debt Service Funds ($209 million) and in Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million).

General Fund

The State reported a General Fund operating surplus of $1.078 billion for the 1998-99 fiscal year, as compared to an operating surplus of $1.562 billion for the 1997-98 fiscal year. As a result, the State reported an accumulated fund balance of $1.696 billion, as restated, in the General Fund. The 1998-99 fiscal year operating surplus resulted, in part, from an increase in taxes receivable of $516 million, a decrease in payables to local government of $262 million, a decrease in accrued liabilities of $129 million and a decrease in deferred revenues of $69 million. These gains were partially offset by a decrease in other assets of $117 million and an increase in tax refunds payable of $102 million.

Revenues increased $1.969 billion (5.7 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Business tax revenues fell from the prior fiscal year. Personal income taxes grew $1.733 billion, an increase of nearly 9.3 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1998. Consumption and use taxes increased $269 million, or 3.8 percent, due to increased consumer confidence. Other taxes increased $73 million, or 6.9 percent. Miscellaneous revenues increased

$145 million, a 5.6 percent increase, primarily because of an increase in reimbursements from regulated industries (e.g., banking and insurance) to fund the State's administrative costs. Business taxes decreased nearly $252 million, or 4.9 percent, because of prior year refunds and carry forwards which were applied against the current year (1998) liabilities.

Expenditures increased $1.826 billion (5.5 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and general purpose aid spending. Education expenditures grew $1.014 billion (9.1 percent) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. General purpose aid increased nearly $329 million (56.5 percent) due to statutory changes in the payment schedule. Personal service and fringe benefit costs increased due to increases in wages and continuing fringe benefits required by collective bargaining agreements.

Net other financing sources decreased $626 million (159.3 percent) primarily because appropriated transfers from the Special Revenue Funds declined by over $230 million with increases of $265 million in appropriated transfers to Special Revenue, Debt Service and College and University Funds. In addition, transfers to public benefit corporations increased over $170 million primarily because of a change in reporting for the Roswell Park Cancer Institute.

Special Revenue, Debt Service and Capital Projects Fund Types

An operating deficit of $117 million was reported for the Special Revenue Funds for the 1998-99 fiscal year which decreased the accumulated fund balance to $464 million. Revenues increased $1.108 billion over the prior fiscal year (4.0 percent) as a result of increases in tax and federal grants revenues. Expenditures increased $1.308 billion (5.3 percent) as a result of increased costs for local assistance grants. Net other financing uses increased $34 million (1.0 percent).

Debt Service Funds ended the 1998-99 fiscal year with an operating surplus of $209 million and, as a result, the accumulated fund balance increased to $2.07 billion. Revenues increased $160 million (6.3 percent) primarily because of increases in dedicated taxes. Debt service expenditures increased $162 million (6.0 percent). Net other financing sources increased $253 million (227.4 percent) due primarily to increases in transfers from the General Fund, patient revenue transfers and the establishment of the Debt Reduction Reserve Fund.

An operating surplus of $154 million was reported in the Capital Projects Funds for the State's 1998-99 fiscal year and, as a result, the accumulated deficit fund balance decreased to $228 million. Revenues increased $242 million (10.6 percent) primarily because tax revenues increased $101 million and federal grant revenues increased $94 million for transportation projects. Expenditures increased $355 million (10.5 percent) primarily because of increases in capital construction spending for transportation and correctional services projects. Net other financing sources increased by $35 million.

                                   LITIGATION

General

The legal proceedings noted below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed by the State to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2001-02 fiscal year or thereafter.

Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2001-02 Financial Plan. The State believes that the proposed 2001-02 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2001-02 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2001-02 Financial Plan resources available for the payment of judgments and, could therefore, affect the ability of the State to maintain a balanced 2001-02 Financial Plan.

Tax Law

In Tennessee Gas Pipeline Co., Inc. v. Urbach, plaintiff, a natural gas pipeline company, challenged the facial constitutionality of the Natural Gas Import Tax, Tax Law section 189 (as well as the related surcharges imposed by sections 189-a and 189-b) (the gas import tax) as violative of the Commerce Clause of the United States Constitution.

This action was commenced in 1998. By decision and order dated April 28, 1999 the Supreme Court, Albany County, held that plaintiff had not demonstrated that the gas import tax was facially unconstitutional. By decision and order dated May 25, 2000, the Appellate Division, Third Department agreed, declaring that the gas import tax had not been shown to be facially unconstitutional. However, by decision dated May 1, 2001, the Court of Appeals reversed the Appellate Division and declared that the gas import tax was facially unconstitutional. The Court of Appeals found that the gas import tax was not fairly apportioned for Commerce Clause purposes, because it created the possibility of multiple state taxation of interstate gas transactions and thus violated the 'internal consistency test.'

In New York Association of Convenience Stores et al. v. Urbach, et al., petitioners are seeking to compel respondents to enforce sales and excise taxes imposed, pursuant to Tax Law Articles 12-A, 20 and 28, on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, among other things, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternatively, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds. On July 9, 1998, the New York Court of Appeals reversed the order of the Appellate Division, Third Department, and remanded the matter to the Supreme Court, Albany County, for resolution of the question of whether there was a rational basis for the Tax Department's policy of non-enforcement of the sales and excise taxes on reservation sales of cigarettes and motor fuel to non-Indians. In a footnote, the Court stated that, in view of its disposition of the case, petitioners' cross-appeal regarding the statewide suspension of the taxes was 'academic.' By decision and judgment dated July 9, 1999, the Supreme Court, Albany County, granted judgment dismissing the petition. On August 3, 2000, the Third Department affirmed the judgment dismissing the petition. On July 2, 2001, the Court of Appeals denied petitioners' motion for leave to appeal. On December 3, 2001, the Supreme Court of the United States denied petitioner's petition for certiorari, bringing the case to an end.

Gaming

In Dalton, et al. V. Pataki, et al, plaintiff's seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, part B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of video lottery terminals at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multi-jurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

Line Item Veto

In Silver v. Pataki, the Speaker of the Assembly of the State of the New York challenges the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly.

Budget Process

In Pataki v McCall, et al., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly. This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.

By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller's motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of article VII of the State Constitution and denied defendants' cross-motions for summary judgment.

Real Property Claims

On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectments, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within said 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The defenses that were dismissed may not be asserted as to liability, but may still be asserted with respect to damages. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York.

In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres of Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February, 2000, at the conclusion of the damages phase of the trial in this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest.

In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chatauqua Counties. By order dated November 22, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the Thruway right of way and denying the State's motion to dismiss the federal government's damage claims.

Civil Rights Claims

In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated and in 1986, ordered Yonkers to develop and comply with a remedial educational improvement plan (EIP I). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. Based on these findings, on September 3, 1996, the United States Court of Appeals for the Second Circuit held the State defendants liable under 42 USC Section 1983 and the Equal Educational Opportunity Act, 20 USC Sections 1701, et seq., for the unlawful dual school system, because the State, among other things, had taken no action to force the school system to desegregate despite its actual or constructive knowledge of de jure segregation.

By order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and ordered the State to fund a remedy to accomplish that goal (EIP II). A final judgment to implement EIP II was entered on October 14, 1997. Additionally, by order dated December 2, 1997 and judgment dated February 10, 1998, the Court ordered that the State pay to Yonkers approximately $9.85 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The State appealed to the Second Circuit from both the October 14, 1997 and February 10, 1998 judgments.

In a decision dated November 16, 1999, the Second Circuit affirmed the District Court's December 2, 1997 order. The Second Circuit found no basis for the District Court's findings in the October 8, 1997 order that vestiges of a dual system continued to exist in Yonkers, and therefore remanded to the District Court for the limited purpose of making further findings on the existing record as to whether any other vestiges of the dual system remain in the Yonkers public schools and to impose any further remedy, if necessary. On May 22, 2000, the United States Supreme Court denied the State's petition for certiorari, seeking leave to appeal the November 16, 1999 decision and the underlying September 3, 1996 decision. In a decision dated November 30, 2000, the District Court affirmed its findings in the October 8, 1997 order that vestiges of the dual system continued to exist, and remanded the case to a court-appointed monitor for further proceedings to recommend an appropriate remedy.

On June 15, 1998, the District Court issued an opinion setting forth the formula for the allocation of the costs of EIP I and EIP II between the State and the City for the school years 1997-98 through 2005-06. That opinion was reduced to an order on July 27, 1998 which directed the State to pay $37.5 million by August 1, 1998 for estimated EIP costs for the 1997-98 school year. The State made this payment, as directed. The State, the City of Yonkers and the Yonkers Board of Education have all appealed from the July 27, 1998 order. Since that time, the District Court issued, and the Sate appealed, additional orders on April 15, 1999 and April 17, 2000, directing the State to pay additional sums to Yonkers as its share of the estimated EIP costs for the 1997-98, 1998-99 and 1999-2000 school years. The State paid all sums directed by these orders. By decision dated May 9, 2001, the Second Circuit upheld the District Court's decisions in these funding orders. By order dated July 6, 2001, the District Court issued an additional funding order directing the State to pay $8.5 million, in addition to the $30.1 million previously paid, to Yonkers as its share of the estimated EIP costs for the 2000-01 school year.

In January 2002, the parties announced a proposed settlement of this litigation. The settlement is subject to approval by the District Court after notice and hearing for the class action plaintiffs. The proposed settlement has not yet been presented to the District Court. Under the terms of the proposed settlement, the Yonkers public schools would be deemed desegregated, and control of the schools by the Yonkers Board of Education would resume. The State would agree to pay a total of $300 million dollars to finance specified educational programs for the Yonkers public schools over the next five years, with the last payment to be made in the 2006-07 State fiscal year. The proposed settlement would take effect after: 1) the District Court enters an order approving the settlement; 2) the District Court vacates all prior remedial orders; 3) the District Court enters an order severing this action from other claims of housing discriminations; 4) the District Court enters a judgment dismissing the education claims with prejudice, subject only to the court's retention of ancillary jurisdiction to enforce the terms of the settlement; and 5) the State Legislature approves the first annual funding obligation in the State's 2002-03 fiscal year, expressly recognizing the total amount due under the funding schedule.

On March 26, 2002, after notice and hearing, the District Court approved the settlement proposed and accepted by all parties. Under the terms of the proposed settlement, the Yonkers public schools would be deemed desegregated, and control of the schools by the Yonkers Board of Education would resume. The State would agree to pay a total of $300 million dollars to finance specified educational programs for the Yonkers public schools over the next five years, with the last payment to be made in the 2006-07 State fiscal year. The proposed settlement would take effect after: 1) the District Court enters an order approving the settlement; 2) the District Court vacates all prior remedial orders; 3) the District Court enters an order severing this action from other claims of housing discrimination; 4) the District Court enters a judgment dismissing the education claims with prejudice, subject only to the Court's retention of ancillary jurisdiction to enforce the terms of the settlement; and 5) the State Legislature approves the first annual funding obligation in the State's 2002-03 fiscal year, expressly recognizing the total amount due under the funding schedule. The District Court has issued an oral order approving the settlement and recognizing that these contingencies have all taken place. Entry of a formal order and judgment is pending.

School Aid

In Campaign for Fiscal Equity, Inc., et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State constitutions and Title VI of the federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a 'sound basic education' as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State has appealed. The trial Court's decision is stayed pending resolution of the appeal.

Medicaid

There are three separate cases or lines of cases reported in this section.

Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al. v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

In a consolidated action commenced in 1992 (Dowd, et al. v. Bane, Supreme Court, New York County), Medicaid recipients and home health care providers and organizations challenge (1) the 1992 promulgation by the State Department of Social Services (DSS) of a home assessment resource review instrument (HARRI), which is to be used by DSS to determine eligibility for and the nature of home healthcare services for Medicaid recipients, and (2) the DSS policy of limiting reimbursable hours of service until a patient is assessed using the HARRI. In a related case, Rodriguez v. DeBuono, on April 19, 1999, the United States District Court for the Southern District of New York enjoined the State's use of task based assessment, which is similar to the HARRI, unless the State assesses safety monitoring as a separate task based assessment, on the ground that such use would violate federal Medicaid law and the Americans with Disabilities Act. By order dated October 6, 1999, the Second Circuit reversed the April 19, 1999 order and vacated the injunction.

Several cases, including Port Jefferson Health Care Facility, et al. v. Wing (Supreme Court, Suffolk County), challenged the constitutionality of Public Health Law Section 2807-d, which imposes a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs alleged that the tax assessments were not uniformly applied, in violation of federal regulations. By decision entered December 16, 1999, the Court of Appeals reversed the decisions of the Supreme Court and the Appellate Division, Second Department, and upheld the constitutionality of Section 2807-d. The United States Supreme Court has denied plaintiffs' petition for certiorari.

Social Security Disability Benefits

In Muller v. State, claimant, a former inpatient of a state-operated mental health facility, challenged the use of Social Security disability benefits paid to the facility's director as her representative payee to pay the cost of claimant's care and treatment at the facility as a violation of the provisions of the Mental Hygiene Law and the State and federal constitutions.

This action was commenced in 1991. In 1998, the Court of Claims granted claimant's motion for summary judgment against the State. On appeal, the Supreme Court, Appellate Division, Fourth Department, affirmed the decision of the court below. On June 12, 2001, the Court of Appeals denied the State's motion for leave to appeal.

                                 RATING AGENCIES

S&P, Moody's and Fitch assigned bond ratings of A, A2 and AA respectively, to the State's general obligation bonds as of March 13, 2002. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

                            ADDITIONAL CONSIDERATIONS

New York Municipal Obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York State and New York City personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers for such obligations. For information concerning the economy of Puerto Rico, please see Appendix D of this SAI.

                                                                      APPENDIX C

                       RATINGS OF MUNICIPAL OBLIGATIONS*

The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch IBCA, Duff & Phelps represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

Description of Moody's Investors Service, Inc.'s Three Highest Long-Term Debt
Ratings:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Note: Moody's applies numerical modifiers 1, 2, and 3 in the generic rating classifications Aa and A. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings Of Municipal Debt Issuance:

In municipal debt issuance, Moody's ratings for short-term obligations are designated Moody's Investment Grade ('MIG'). The short-term rating assigned to the demand feature of variable rate demand obligations is designated VMIG. MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1 -- This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

Description of Moody's Investors Service, Inc.'s Two Highest Short-Term Debt
Ratings:

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while

----------
* As described by the rating agencies. Raing are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Ratings Group's Two Highest Long-Term Issue
Ratings:

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

Plus (+) or Minus (-): The AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

Description of Standard & Poor's Ratings Group's Two Highest Ratings Of State And Municipal Notes:

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

          -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

          -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

          Note rating symbols and definitions are as follows:

          SP-1 -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

          SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Description of Standard & Poor's Ratings Group's Two Highest Commercial Paper
Ratings:

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Description of Standard & Poor's Ratings Group's Ratings Of Tax-Exempt Demand
Bonds:

Standard & Poor's assigns 'dual' ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, Standard & Poor's rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

Description of Fitch IBCA, Duff & Phelps' Two Highest International Long-Term Credit Ratings:

When assigning ratings, Fitch IBCA considers the historical and prospective financial condition, quality of management, and the operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as 'AAA/ F1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

AAA -- Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA -- Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Description of Fitch IBCA, Duff & Phelps' Two Highest International Short-Term Credit Ratings:

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added '+' to denote any exceptionally strong credit feature.

F2 -- Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                                                                      APPENDIX D

                        ADDITIONAL INFORMATION CONCERNING
                       PUERTO RICAN MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rican Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by Puerto Rico and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from statements relating to Puerto Rico's economy published by the Government of Puerto Rico. None of California Tax Free Income Fund, National Tax Free Income Fund, New York Municipal Money Market Fund nor New York Tax Free Income Fund is responsible for the accuracy or timeliness of this information.

The economy of Puerto Rico is dominated by the manufacturing and services sectors (including finance and tourism). Investment in fixed capital, including public infrastructure, private development and construction, and purchases of equipment and machinery accounted for approximately 30.3% of Puerto Rico's gross domestic product in 2000. The economic growth of Puerto Rico was 3.1% in fiscal year 2000, at par with the average growth of highly developed countries such as US, Canada and the UK, which during the same period ranged between 3.0% and 4.0%. A key element in 2000's economic growth was the level of construction (both at the private and governmental level), which increased by 7.3%, as well as the manufacturing and services sectors that have traditionally dominated Puerto Rico's economy. The economy of Puerto Rico expanded moderately during the early 1990's, with gross domestic product increasing at rates between 0.8% and 0.9%. Over the past several years, however, Puerto Rico has experienced more significant annual increases in gross domestic product, ranging from a 2.5% in fiscal year 1994 to a record high of 4.2% in fiscal year 1999. Annual increases in Puerto Rico's gross domestic product for fiscal years 1997, 1998, and 1999 were 3.2%, 3.1%, and 4.2% respectively. The balance of net sales (exports and imports) is negative, yet exports (tourism included) of goods and services experienced a significant growth rate of 10.0% in the fiscal year 2000. Such growth in exports is considered an important aspect of Puerto Rico's economic growth. Although Puerto Rico's unemployment rate of 11.0% in fiscal year 2000 is high when compared to the United States average of 4.2% for the same period, this unemployment rate was the lowest registered in the last two (2) decades and is 1.5% below the unemployment rate in fiscal year 1999.

The Government of Puerto Rico has made economic-growth projections under three potential scenarios: minimal growth, base growth and maximum growth. Under the minimal-growth scenario, Puerto Rico's economy is expected to grow 2.0% in fiscal 2001 and 1.8% in fiscal 2002, compared to growth rates of 2.2% and 2.0% under the base-growth scenario and 2.4% and 2.2% under the maximum growth-scenario in fiscal years 2001 and 2002, respectively. These growth projections are based on stable interest rates, a controlled inflation rate, a stable international panorama, and policies of the Government of Puerto Rico.

                                    Rule 497(c) File Nos. 33-34423 and 811-06087


                                 April 30, 2002

               STATEMENT OF ADDITIONAL INFORMATION SALOMON BROTHERS
                         INSTITUTIONAL INVESTMENT SERIES
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                                 (888) 777-1012

Salomon Brothers Institutional Investment Series consists of:

   Salomon Brothers Institutional Emerging Markets Debt Fund (the 'Emerging Markets Debt Fund');

   Salomon Brothers Institutional High Yield Bond Fund (the 'High Yield Bond Fund'); and

   Salomon Brothers Institutional Money Market Fund (the 'Money Market Fund') (each, a 'fund' and collectively, the 'funds').

This Statement of Additional Information ('SAI') is not a prospectus and is only authorized for distribution when preceded or accompanied by the funds' current Prospectus dated April 30, 2002, as supplemented from time to time (the 'Prospectus'). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the funds at the address, or by calling the toll-free telephone number, listed above.

                                    CONTENTS

Investment Objectives and Policies..........................    2
Risk Factors................................................   21
Investment Limitations......................................   32
Portfolio Turnover..........................................   35
Portfolio Transactions......................................   35
Purchase, Redemption and Exchange of Shares.................   37
Directors and Officers......................................   41
Investment Manager..........................................   44
Net Asset Value.............................................   46
Taxes.......................................................   47
Performance Data............................................   52
Other Information about the Funds...........................   54
Appendix A..................................................  A-1

                       INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the funds' investment objectives and strategies they employ to achieve those objectives. Each of the funds, except the Money Market Fund, is a no-load investment portfolio of Salomon Brothers Institutional Series Funds Inc., an open-end investment company incorporated in Maryland on January 19, 1996 ('Institutional Series Funds'). The Money Market Fund is a no-load investment portfolio of Salomon Brothers Series Funds Inc., an open-end investment company incorporated in Maryland on April 17, 1990 ('Series Funds'). The Emerging Markets Debt Fund is a non-diversified portfolio and the other funds are diversified portfolios. Institutional Series Funds and Series Funds are, individually a 'Company,' and collectively, the 'Companies.' The discussion below supplements the information set forth in the Prospectus under 'Investment Objectives and Policies.' References herein to the investment manager mean Salomon Brothers Asset Management Inc. ('SBAM').

EMERGING MARKETS DEBT FUND

General. The fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in debt securities of government, government-related and corporate issuers in emerging market countries and of entities organized to restructure outstanding debt of such issuers. An 'emerging market country' is any country considered to be an emerging market country by the World Bank at the time of investment. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

In selecting emerging market country debt securities for investment, SBAM will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging market country securities is not feasible or may involve unacceptable risks. As opportunities to invest in debt securities in other countries develop, the fund expects to expand and further diversify the emerging market countries in which it invests. While the fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the fund's assets will be invested in issuers in at least three emerging market countries.

Emerging Market Countries. Emerging Markets Debt Fund expects that its investments in emerging market country debt securities will be made primarily, but not exclusively, in some or all of the following emerging market countries:

Algeria
Argentina
Azerbaijan
Brazil
Bulgaria
Chile
China
Colombia
Costa Rica
Croatia
Czech Republic
Dominican Republic
Ecuador
Egypt
Estonia
Ghana
Greece
Hong Kong
Hungary
India
Indonesia
Israel
Ivory Coast
Jamaica
Jordan
Kazakhstan
Kenya
Korea
Latvia
Lebanon
Lithuania
Malaysia
Mexico
Moldova
Morocco
Nicaragua
Nigeria
Pakistan
Panama
Paraguay
Peru
Philippines
Poland
Portugal
Romania
Russia
Saudi Arabia
Singapore
Slovakia
Slovenia
South Africa
Taiwan
Thailand
Trinidad & Tobago
Tunisia
Turkey
Turkmenistan
Ukraine
Uruguay
Uzbekistan
Venezuela
Vietnam
Yugoslavia
Zaire
Zimbabwe

Emerging Market Country Debt Securities. Emerging market country debt securities in which Emerging Markets Debt Fund may invest are U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. The fund is subject to no restrictions on the maturities of the emerging market country debt securities in which it will invest and such maturities may range from overnight to thirty years. There is no limit on the percentage of the fund's assets that may be invested in non-U.S. dollar denominated securities and a substantial portion of the fund's assets may be invested in non-U.S. dollar denominated securities. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The fund may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness.

The fund's investments in government, government-related and restructured debt securities will consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions);
(ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and
(iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be 'investment companies' as defined in the Investment Company Act of 1940 (the '1940 Act'). As a result, the fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act. In addition to the risks of investing in emerging market country debt securities, the Fund's investment in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. The fund may have limited recourse in the event of default on such debt instruments.

Emerging Markets Debt Fund's investments in debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located outside such country; or (ii) companies organized under the laws of an emerging market country.

Equity Investments. Emerging Markets Debt Fund may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities when consistent with the fund's objective. The fund will generally, but not exclusively, hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SBAM, such purchase is appropriate.

Other Investments. In order to maintain liquidity, Emerging Markets Debt Fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational entities'); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by

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companies with similar securities outstanding that are rated 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SBAM; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and
(4) repurchase agreements (as discussed below) with respect to securities in which the fund may invest.

HIGH YIELD BOND FUND

General. High Yield Bond Fund intends to invest, under normal market conditions, at least 80% of its total assets in non-investment grade fixed-income securities, (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and other obligations and preferred stock). The lower-rated bonds in which the fund will invest are commonly referred to as 'junk bonds.'

The debt obligations in which the fund will invest generally will be rated, at the time of investment, 'Ba' or 'B' or lower by Moody's Investors Service ('Moody's') or 'BB' or 'B' or lower by Standard & Poor's Ratings Group ('S&P'), or determined by SBAM to be of comparable quality. Debt securities rated by both Moody's and S&P need only satisfy the foregoing ratings standards with respect to either the Moody's or the S&P rating. The fund is not required to dispose of a debt security if its credit rating or credit quality declines. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings. An investment in High Yield Bond Fund should not be considered as a complete investment program.

High Yield Bond Fund will be free to invest in high yield debt securities of any maturity and may adjust the average maturity of the fund's portfolio from time to time, depending on SBAM's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

Foreign Securities. High Yield Bond Fund may invest up to 10% of its total assets in securities of foreign issuers and up to 5% of its total assets in foreign governmental issuers in any one country. The foreign securities in which High Yield Bond Fund may invest, all or a portion of which may be non-U.S. dollar denominated, include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds;
(b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) U.S. corporate issuers. There is no minimum rating criteria for the fund's investments in such securities.

Equity Investments. High Yield Bond Fund may invest up to 10% of its total assets in either: (1) equipment lease certificates, equipment trust certificates and conditional sales contracts; or (2) limited partnership interests. The fund may invest up to 100% of its total assets in preferred stock. The fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SBAM, such purchase is appropriate.

Other Investments. In order to maintain liquidity, the fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational

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entities'); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SBAM; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and
(4) repurchase agreements.

MONEY MARKET FUND

General. Money Market Fund will limit its portfolio investments to securities that are determined by SBAM to present minimal credit risks pursuant to guidelines established by the fund's Board of Directors and which are 'Eligible Securities' at the time of acquisition by the fund. The term 'Eligible Securities' includes: (i) securities rated in one of the two highest short-term rating categories by: (a) any two nationally recognized statistical rating organizations ('NRSROs') that have issued a rating with respect to a security or class of debt obligations of an issuer; or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security (together, 'Requisite NRSROs'), (ii) securities of issuers that have received such ratings with respect to other short-term debt securities comparable in priority and security and (iii) comparable unrated securities. The fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ('Second Tier Securities') and may not invest more than the greater of 1% of its total assets or $1 million in the Second Tier Securities of any one issuer.

Money Market Fund may also invest in the following types of securities:

Repurchase Agreements
U.S. Government Securities
Bank Obligations
Corporate Debt
Floating and Variable Rate Securities
Variable Amount Master Demand Notes
Asset-Backed Securities
Municipal Obligations

                            FIXED INCOME SECURITIES

U.S. GOVERNMENT SECURITIES (EACH FUND)

Money Market Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities include obligations of several kinds. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The fund will invest in such obligations only where SBAM is satisfied that the credit risk with respect to the issuer is minimal.

ASSET-BACKED SECURITIES (EACH FUND)

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

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FLOATING AND VARIABLE RATE INSTRUMENTS (EACH FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may each invest in floating and variable rate obligations. Money Market Fund may invest in floating and variable rate instruments with stated maturities in excess of 397 days upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding 397 days.

Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SBAM or the applicable sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Demand Instruments. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the funds are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as 'not readily marketable' for such purpose.

A fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund's custodian subject to a sub-custodian agreement approved by the fund between that bank and the fund's custodian.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

LOAN PARTICIPATIONS AND ASSIGNMENTS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities. Loan

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

participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by SBAM to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES (EACH FUND)

A fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

MUNICIPAL OBLIGATIONS (MONEY MARKET FUND)

Money Market Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the fund may invest. Municipal obligations are debt securities, the interest from which is, in the opinion of bond counsel to their issuer, excluded from gross income for regular Federal income tax purposes. Municipal obligations include 'public purpose' obligations, which generate interest that is exempt from regular Federal income tax and for individual taxpayers, is not subject to the alternative minimum tax. Municipal obligations also include qualified 'private activity bonds' which generate interest that is exempt from regular Federal income tax but that is subject to the alternative minimum tax. Variations exist in the security of municipal obligations, both within a particular classification and between classifications.

BRADY BONDS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the 'World Bank') and the International Monetary Fund (the 'IMF'). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, known as Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding

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

bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. SBAM believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

Brady Bonds which have been issued to date are rated in the categories 'BB' or 'B' by S&P or 'Ba' or 'B' by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the investment manager to be of comparable quality.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The applicable funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the fund invests are likely to be acquired at a discount, which involves certain considerations discussed below under 'Taxes.'

STRUCTURED INVESTMENTS (EMERGING MARKETS DEBT FUND)

Included among the issuers of emerging market country debt securities in which Emerging Markets Debt Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as Brady

                                       8






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Bonds, and the issuance by that entity of one or more classes of securities
('Structured Investments') backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which Emerging Markets Debt Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Emerging Markets Debt Fund is permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although the fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing. See 'Risk Factors.'

1940 Act Limitations. Certain issuers of Structured Investments may be deemed to be 'investment companies' as defined in the 1940 Act. As a result, the fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described under 'Other Investment Companies.' Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

RULE 144A SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may each purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A the Securities and Exchange Commission (the 'SEC') stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the Board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the Board retains sufficient oversight. The Board of Directors of Institutional Series Funds and Series Funds have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of a fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, each fund's Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each fund's Board of Directors periodically reviews fund purchases and sales of Rule 144A securities.

VARIABLE AMOUNT MASTER DEMAND NOTES (MONEY MARKET FUND)

A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

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BANK OBLIGATIONS (EACH FUND)

Bank obligations that may be purchased by a fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations.

                               EQUITY INVESTMENTS

COMMON STOCK (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

WARRANTS (EMERGING MARKET DEBT FUND AND HIGH YIELD BOND FUND)

Emerging Market Debt Fund and High Yield Bond Fund may each invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

OTHER INVESTMENT COMPANIES (EACH FUND)

Each fund may invest in unaffiliated investment funds which invest principally in securities in which that fund is authorized to invest. Under the 1940 Act, a fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the fund's total assets may be invested in the securities of any one

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investment company and a fund may not purchase more than 3% of the outstanding voting stock of such investment company. The Money Market Fund will only invest in other money market funds which are subject to the requirements of Rule 2a-7 under the 1940 Act and which are considered to present minimal credit risks. To the extent a fund invests in other investment funds, the fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The funds do not intend to invest in such vehicles or funds unless the investment manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

DERIVATIVES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

A fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. 'Derivatives,' as used in the Prospectus and this SAI, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ('OTC') put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a fund's income or gain. A fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a fund to utilize derivatives successfully will depend on numerous factors including the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a fund's portfolio securities.

Subject to the constraints described above, a fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and a fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent SBAM determines that they are consistent with the applicable fund's investment objective and policies and applicable regulatory requirements. A fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

A fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission ('CFTC') thereunder and the federal income tax requirements applicable to regulated investment companies.

Currency Transactions. A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options

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

on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

A fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'

Futures Contracts. A fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). None of the funds is a commodity pool, and each fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be

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

required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. A fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund's securities. In addition, the value of a fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'

Interest Rate Futures Contracts. A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when the investment manager expects that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise

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

price. A fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to increase income or gain, the funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a fund may purchase put and call options and write 'covered' put and call options on stocks, stock indices and currencies. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option;
(ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

In all cases except for certain options on interest rate futures contracts, by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, a fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

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

In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.

A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'counterparties' and individually referred to as a 'counterparty') through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a fund and the amount of a fund's obligation

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pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for a fund.

A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be 'covered' (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

A fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Stocks and Stock Indices. A fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the investment manager expects general stock market prices to rise, a fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

Options on Currencies. A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Forward Currency Exchange Contracts.'

Options on Futures Contracts. A fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency

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futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. Emerging Markets Debt Fund and High Yield Debt Fund may each enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian in accordance with procedures established by the Board of Directors. If a fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. A fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy.

The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid securities having an aggregate net asset value at least

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equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars.

A fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

Indexed Securities. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund's investment objective.

Use of Segregated and Other Special Accounts. Use of many derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid securities equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency

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equal to the fund's obligations or to segregate liquid securities equal to the amount of the fund's obligations.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                                OTHER PRACTICES

REPURCHASE AGREEMENTS (EACH FUND)

Each fund may enter into repurchase agreements for cash management purposes. Money Market Fund may also enter into repurchase agreements with terms less than 397 days. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. Each fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the investment manager's determination based on guidelines established by each fund's Board of Directors, are deemed creditworthy. The investment manager monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

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REVERSE REPURCHASE AGREEMENTS (HIGH YIELD BOND FUND AND EMERGING MARKETS DEBT
FUND)

High Yield Bond Fund and Emerging Markets Debt Fund may enter into 'reverse' repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a fund.

LOANS OF PORTFOLIO SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND
FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the fund at any time. A fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a fund's shareholders and only in accordance with applicable rules and regulations.

Valuation of Securities. The value of securities loaned will be marked to market daily. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan. In the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. The fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a fund may be invested in securities in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by a fund will be subject to termination at the fund's or the borrower's option. A fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

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                                  RISK FACTORS

FOREIGN SECURITIES (EACH FUND)

General. Investors should recognize that investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a fund, as well as the value of securities in the fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in an emerging market country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S.

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corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign taxes on certain amounts of a fund's income which may reduce the net return on foreign investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a fund's investments in certain foreign banks and other financial institutions.

Foreign Subcustodians. Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

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Certain banks in foreign countries may not be eligible sub-custodians for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Rating. The securities in which Emerging Markets Debt Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization and generally the fund's investments are expected to be in the lower and lowest rating categories of internationally recognized credit rating organizations or of comparable quality. Such securities, commonly referred to as 'junk bonds,' involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in Emerging Markets Debt Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in foreign securities may have adverse tax implications as described under 'Taxes.'

In light of the risks associated with high yield corporate and sovereign debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SBAM will also review the ratings, if any, assigned to the security by any recognized rating organizations, although SBAM's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, SBAM will evaluate the relative value of an investment compared with its perceived credit risk. In selecting securities for Emerging Markets Debt Fund, SBAM intends to consider the correlation among securities represented in the fund's portfolio in an attempt to reduce the risk of exposure to market, industry and issuer volatility. The fund's ability to achieve its investment objective may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A.

FIXED-INCOME SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Emerging Markets Debt Fund and High Yield Bond Fund will invest primarily in fixed-income securities, the net asset value of these funds' shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call

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option' and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

HIGH YIELD SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

High Yield Bond Fund and Emerging Markets Debt Fund may invest without limitation in high yield securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or are in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments at fair value, may adversely affect the fund's net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. The secondary markets for high yield securities may contract due to adverse economic conditions or for other reasons relating to or independent of any specific adverse changes in the condition of a particular issuer and, as a result, certain liquid securities in a fund's portfolio may become illiquid and the proportion of the fund's assets invested in illiquid securities may significantly increase.

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Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

HIGH YIELD CORPORATE SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND
FUND)

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield corporate securities in which a fund may invest will generally be unsecured. Most of the debt securities will bear interest at fixed rates but a fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose a fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuing government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the

                                       25






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obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

BRADY BONDS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Certain debt obligations, customarily referred to as 'Brady Bonds,' are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and they are actively traded in the over-the-counter secondary market. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. A significant amount of the Brady Bonds that the funds may purchase have no or limited collateralization, and a fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the

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defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, a fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which High Yield Bond Fund and Emerging Markets Debt Fund invest are likely to be acquired at a discount, which involves certain considerations discussed below under 'Taxes'.

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

ASSET-BACKED SECURITIES (EACH FUND)

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind

                                       27






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bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a fund's 15% limitation on investments in illiquid securities discussed below.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

A fund may have difficulty disposing of assignments and loan participations. In certain cases the market for such instruments is not highly liquid, and therefore the funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund's ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors of Institutional Series Funds has adopted policies and procedures for High Yield Bond Fund and Emerging Markets Debt Fund to determine whether assignments and loan participations purchased by such funds are liquid or illiquid for purposes of a fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to SBAM the determination as to whether a particular loan participation or assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment and the time needed to dispose of it, and the contractual provisions of the relevant documentation. The Board of Directors periodically reviews purchases and sales of assignments and loan participations. In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund's loan participations and assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate, period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

To the extent that liquid assignments and loan participations that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund's assets invested in illiquid assets would increase. SBAM, under the supervision of the Board of Directors, monitors fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (EACH FUND)

Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a fund were to acquire substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy

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

redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Certain funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. A fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a fund's portfolio. SBAM, under the supervision of the Board of Directors, is responsible for monitoring the liquidity of Rule 144A securities. The Board of Directors periodically reviews the funds' purchases and sales of such Rule 144A securities.

BANK OBLIGATIONS (EACH FUND)

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

LOANS OF PORTFOLIO SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND
FUND)

In the event of the bankruptcy of the other party to a securities loan, a fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a fund lent has increased, the fund could experience a loss. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation.

BORROWING (EACH FUND)

Each of the funds may borrow in certain limited circumstances. See 'Investment Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund's shares and in the return on the fund's portfolio. Although the principal of any borrowing will be fixed, a fund's assets may change in value during the time the borrowing is outstanding. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect SBAM's strategy. Furthermore, if a fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense.

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NON-DIVERSIFICATION (EMERGING MARKETS DEBT FUND)

Emerging Markets Debt Fund is classified as a 'non-diversified' fund under the 1940 Act, which means that the fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. To the extent the fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

DERIVATIVES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

General. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a fund's net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a fund's use of derivatives may be limited by certain provisions of the Code. See 'Taxes.'

Currency Transactions. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Futures Contracts. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund could create the possibility that losses on the derivative will be greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A fund might not be able to close out certain positions without incurring substantial losses. To the extent a fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

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

Options. Use of put and call options could result in losses to a fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Interest Rate and Equity Swaps and Related Transactions. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund's ability to terminate the transactions at times when SBAM deems it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund

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

may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities. Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a fund's net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Risks of Derivatives Outside the United States. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

                             INVESTMENT LIMITATIONS

Except for: (i) the investment limitations set forth below which are indicated as fundamental policies; (ii) the investment restrictions set forth in the Prospectus; and (iii) each fund's investment objective as described in the Prospectus, the other policies and percentage limitations referred to in this SAI and the Prospectus are not fundamental policies of the funds and may be changed by vote of each Company's Board of Directors without shareholder approval. The investment restrictions which are fundamental policies may be changed only when approved by the holders of a majority of a fund's outstanding voting securities, which, as defined by the 1940 Act, means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares.

If a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage ownership resulting from changing market values or similar type of event will not be considered a violation of such restriction.

MONEY MARKET FUND

Money Market Fund may not:

    (1) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the fund may be invested without regard to this limitation;

    (2) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation

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    with respect to investment in obligations issued or guaranteed by the U.S.
    government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations;

    (3) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets); or

    (4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above.

    (5) invest more than 10% of the value of its net assets in securities which are illiquid;

    (6) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the fund's shareholders), provided that the fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the fund does not: (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

    (7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

    (8) sell securities short;

    (9) purchase or sell commodities or commodity contracts, including futures contracts;

    (10) invest for the purpose of exercising control over management of any company;

    (11) make loans, except that the fund may (a) purchase and hold debt instruments in accordance with its investment objective and policies and (b) enter into repurchase agreements with respect to portfolio securities;

    (12) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the fund's investment program may be deemed to be an underwriting;

    (13) purchase real estate or real estate limited partnership interests (other than securities issued by companies that invest in real estate or interests therein);

    (14) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

    (15) purchase warrants; or

    (16) issue senior securities except as permitted by the 1940 Act.

Each of the above restrictions is a fundamental policy of Money Market Fund. For the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

With respect to investment limitation (1), the fund intends (as a matter of non-fundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) to not more than 5% of the fund's total assets at the time of purchase, provided that the fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days provided such issuer meets certain credit quality requirements of the 1940 Act.

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EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND

The High Yield Bond Fund and Emerging Markets Debt Fund may not:

    (1) With respect to High Yield Bond Fund only, invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the fund may be invested without regard to this limitation, so long as no more than 25% of its total assets are invested in the securities of any one issuer;

    (2) borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the applicable fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (neither fund will purchase additional securities at any time its borrowings exceed 5% of total assets); or

    (3) invest more than 25% of the total assets of each fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a fund).

    (4) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a fund's investment program may be deemed to be an underwriting;

    (5) purchase or sell real estate, although a fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

    (6) purchase or sell commodities or commodity contracts except that a fund may engage in derivative transactions to the extent permitted by its investment policies as such policies are set forth from time to time in the Prospectus and this SAI;

    (7) make loans, except that: (a) a fund may purchase and hold debt securities in accordance with its investment objective and policies; (b) a fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies;
    (c) a fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities; and (d) delays in the settlement of securities transactions will not be considered loans;

    (8) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

    (9) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

    (10) sell securities short; provided that short positions in a futures contract or forward contract are permitted;

    (11) purchase or retain any securities of an issuer if one or more persons affiliated with a fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

    (12) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

    (13) with respect to the High Yield Bond fund only, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of its total assets;

    (14) invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

    (15) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

    (16) invest in warrants (other than warrants acquired by a fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund's net assets or if, as a result, more than 2% of the fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or

    (17) issue senior securities except as permitted by the 1940 Act.

Investment restrictions (1) through (9) described above are fundamental policies and restrictions (10) through (17) are non-fundamental policies of Emerging Market Debt Fund and High Yield Bond Fund.

For purposes of investment limitations (1) and (3) above, both the borrower under a loan and the lender selling a participation will be considered an 'issuer.'

                               PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each fund's portfolio turnover rate may vary from year to year, as well as within a year. A fund's distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund.

With respect to Money Market Fund, SBAM seeks to enhance the fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with SBAM's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but SBAM will consider such an event in determining whether the fund should continue to hold the security. The policy of the Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the fund in the form of dealer spreads. See 'Portfolio Transactions.'

                             PORTFOLIO TRANSACTIONS

Subject to policy established by each Company's Board of Directors, the investment manager is primarily responsible for each fund's portfolio decisions and the placing of the fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of each fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a fund may not necessarily be paying the lowest price available. The purchase by a fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Notwithstanding the above, in compliance with Section 28(e) of the 1934 Act, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the investment manager by brokers who effect securities transactions for a fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a fund. Not all of these research services are used by the investment manager in managing any particular account, including the funds.

Affiliated persons of a fund, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for such fund. Subject to the considerations discussed above and in accordance with procedures adopted by each Company's Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for a fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

Under the 1940 Act, persons affiliated with a fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates (including Salomon Smith Barney Inc) is a member under certain conditions, in accordance with the provisions of Rule 10f-3 promulgated under the 1940 Act.

                  PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

General. PFPC Global Fund Services, Inc. ('PFPC'), the fund's transfer agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of fund distributions.

PFPC will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

PURCHASE OF SHARES

Purchase Procedures. There is no front-end sales charge or contingent-deferred sales charge imposed on purchases of fund shares. Under certain circumstances, certain broker/dealers may impose transaction fees on the purchase and/or sale of shares. The minimum initial investment in the Money Market Fund is $250,000 and the minimum investment in the other funds is $1,000,000. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to the funds' transfer agent and dividend disbursing agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the fund's account number on the check. Purchases of fund shares (initial or subsequent) may not be made by third party check.

Shares of each fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Shares certificates will not be issued. Share purchase orders are effective on the date the fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for any fund other than the Money Market Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call (800) 446-1013 to inform the transfer agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the transfer agent, and, in either case, federal funds must be received by the transfer agent, on behalf of the fund. If federal funds are received by the transfer agent that same day, the order will be effective on that day. If a fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m., or if federal funds are not received by the transfer agent, such purchase order shall be executed as of the date that federal funds are actually received.

Purchase orders for shares of the Money Market Fund placed by 12:00 noon (Eastern time) on any business day will be executed and begin to earn dividends that same day if payment is received in or converted into federal funds by 12:00 noon (Eastern time) that day. Purchase orders received after 12:00 noon (Eastern time) or for which payment is received in or converted into federal funds after 12:00 noon (Eastern time) will be executed and begin to earn dividends on the following business day.

REDEMPTION OF SHARES

If the Board of Directors of Institutional Series Funds or Series Funds determines that it is in the best interests of the remaining shareholders of a fund, the fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board of Directors may deem fair and equitable. However, each fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. Each fund will redeem all full and fractional shares of the fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The funds do not charge a redemption fee. The value of shares at the time of redemption may be more or less than the shareholder's cost.

For the convenience of shareholders, each fund has established different redemption procedures. No redemption requests will be processed until the fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The transfer agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ('STAMP') and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the transfer agent.

In certain instances, the transfer agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide PFPC with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder's account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the transfer agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the transfer agent at (800) 446-1013. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under 'Redemption by Wire.' The check will be made only payable to the registered shareholder and sent to the address of record on file with the transfer agent. Each fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the funds. Neither the funds nor the transfer agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each fund and/or the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. Each fund may require personal identification codes.

Small Accounts. Each fund reserves the right, upon not less than 30 days' written notice, to redeem shares in an account which has a value of $10,000 or less, if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

EXCHANGE OF SHARES

Shareholders may exchange all or part of their shares for shares of other funds in the Salomon Brothers Institutional Investment Series. The value of the shares exchanged must meet the investment minimum of the fund into which the investor is exchanging. Shares of a fund are eligible for exchange 30 days after purchase.

Each fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by a fund. None of the funds, the transfer agent nor the funds' distributor will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The funds, the transfer agent and the funds' distributor may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The funds, the transfer agent and the funds' distributor may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

The exchange privilege enables shareholders of a fund to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then current net asset value of such shares.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

Exercise of the exchange privilege is treated as a taxable disposition of the shares surrendered in the exchange and purchase of the shares received for federal income tax purposes. The price of the shares of the fund into which shares are exchanged will be the new cost basis for tax purposes.

Additional Information Regarding Exchanges. The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if a fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Salomon Brothers Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, a fund will take no other action with respect to the shares until it receives further instructions from the investor. The policy on excessive trading applies to investors who invest in a fund directly or through service agents.

During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed. Call or write the applicable fund for further details.

                             DIRECTORS AND OFFICERS

The business and affairs of each fund are managed under the direction of its Board of Directors. The Board of Directors approves all significant agreements between a fund and the persons or companies that furnish services to the fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the fund are delegated to the fund's investment manager and administrator.

The principal occupations of the Directors and executive officers of the Institutional Series Funds and the Series Funds for the past five years are listed below. Certain of the Directors and officers are also directors and officers of one or more other investment companies for which SBAM acts as investment manager. 'Interested Directors' of the funds (as defined in the 1940
Act) are indicated by a double asterisk.

                                                                                        NUMBER
                                                                                          OF
                                                                                      INVESTMENT
                                                  TERM OF                             COMPANIES
                                                  OFFICE                               IN FUND
                                                    AND                                COMPLEX
                                                  LENGTH                               OVERSEEN         OTHER
                           POSITION(S) HELD WITH  OF TIME   PRINCIPAL OCCUPATION(S)       BY      DIRECTORSHIPS HELD
 NAME, ADDRESS, AND AGE            FUND           SERVED*     DURING PAST 5 YEARS      DIRECTOR      BY DIRECTOR
 ----------------------            ----           -------     -------------------      --------      -----------
NON-INTERESTED DIRECTORS
Carol L. Colman .........  Director                Since   President of Colman            7              N/A
 Colman Consulting                                 1996    Consulting
 278 Hawley Road
 North Salem, NY 10560
 Age: 56
Daniel P. Cronin ........  Director                Since   Associate General Counsel      7              N/A
Pfizer, Inc.                                       1996    of Pfizer, Inc.
235 East 42nd Street
New York, NY 10017
Age: 55

  INTERESTED DIRECTORS
Heath B. McLendon ** ....  Director/Chairman       Since   Managing Director of          78       SBFM; TIA; The
Salomon Smith Barney       Also serves as          1996    Salomon Smith Barney                   Travelers
125 Broad Street, 9th Fl   President                       ('SSB'); President and                 Investment
New York, NY 10004                                         Director of Smith Barney               Management
Age: 68                                                    Fund Management LLC                    Company;
                                                           ('SBFM') and Travelers                 Trustee -- Drew
                                                           Investment Adviser, Inc                University;
                                                           ('TIA')                                Advisory
                                                                                                  Director -- M&T
                                                                                                  Bank
        OFFICERS
Peter J. Wilby ..........  Executive Vice          Since   Managing Director of SBAM     N/A             N/A
388 Greenwich Street       President               1996    and SSB
New York, NY 10013
Age: 42
Beth A. Semmel ..........  Vice President          Since   Managing Director of SBAM     N/A             N/A
388 Greenwich Street                               1996    and SSB since 1998; prior
New York, NY 10013                                         to that, Director of SBAM
Age: 41                                                    and SSB
James E. Craige .........  Executive Vice          Since   Managing Director of SBAM     N/A             N/A
388 Greenwich Street       President               1996    and SSB since 1999; prior
New York, NY 10013                                         to that, Director of SBAM
Age: 34                                                    and SSB
Charles K. Bardes .......  Vice President          Since   Vice President of SBAM        N/A             N/A
388 Greenwich Street       (Series Funds Only)     1998    and SSB since 1997; prior
New York, NY 10013                                         to that, employee of SBAM
Age: 42                                                    and SSB

                                                  (table continued on next page)
                                       41

(table continued from previous page)

                                                                                        NUMBER
                                                                                          OF
                                                                                      INVESTMENT
                                                  TERM OF                             COMPANIES
                                                  OFFICE                               IN FUND
                                                    AND                                COMPLEX
                                                  LENGTH                               OVERSEEN         OTHER
                           POSITION(S) HELD WITH  OF TIME   PRINCIPAL OCCUPATION(S)       BY      DIRECTORSHIPS HELD
 NAME, ADDRESS, AND AGE            FUND           SERVED*     DURING PAST 5 YEARS      DIRECTOR      BY DIRECTOR
 ----------------------            ----           -------     -------------------      --------      -----------
Thomas A. Croak .........  Vice President          Since   Vice President of SBAM        N/A             N/A
388 Greenwich Street       (Series Funds Only)     1998    and SSB since 1995
New York, NY 10013
Age: 40
John B. Cunningham ......  Vice President          Since   Managing Director of SBAM     N/A             N/A
388 Greenwich Street       (Series Funds Only)     1997    and SSB since 2001; prior
New York, NY 10013                                         to that, Director of SBAM
Age: 37                                                    and SSB since 1998 and
                                                           Vice President of SBAM
                                                           and SSB since 1995
George J. Williamson ....  Vice President          Since   Director of SBAM and SSB      N/A             N/A
388 Greenwich Street       (Series Funds Only)     1998    Funds since 1999; prior
New York, NY 10013                                         to that Vice President of
Age: 68                                                    SBAM and SSB
Lewis E. Daidone ........  Vice President and      Since   Managing Director of SSB;     N/A             N/A
Salomon Smith Barney       Treasurer               1998    Chief Financial Officer
125 Broad Street                                           of the Smith Barney
New York, NY 10004                                         Mutual Funds; Director
Age: 44                                                    and Senior Vice President
                                                           of SBFM and TIA
Christina T. Sydor ......  Secretary               Since   Managing Director of SSB;     N/A             N/A
Salomon Smith Barney                               1998    General Counsel and
300 First Stamford Place                                   Secretary of SBFM and TIA
Stamford, CT 06902
Age: 51
Anthony Pace ............  Controller              Since   Director of SSB since         N/A             N/A
Salomon Smith Barney                               1998    2001; prior to that Vice
125 Broad Street                                           President of SSB since
New York, NY 10004                                         1995
Age: 36

---------

 * Directors are elected until the Company's next annual meeting and until their successors are elected and qualified.

** Mr. McLendon is a director who is an 'interested person' of the Company as defined in the 1940 Act because Mr. McLendon is an officer of SSB and its affiliates.

For the calendar year ended December 31, 2001, the directors of the funds beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

                                                                                    AGGREGATE DOLLAR RANGE OF
                            DOLLAR RANGE OF    DOLLAR RANGE OF    DOLLAR RANGE OF   EQUITY SECURITIES IN ALL
                           EQUITY SECURITIES  EQUITY SECURITIES  EQUITY SECURITIES    REGISTERED INVESTMENT
                                IN THE             IN THE             IN THE          COMPANIES OVERSEEN BY
                           EMERGING MARKETS      HIGH YIELD        MONEY MARKET       DIRECTOR IN FAMILY OF
NAME OF DIRECTOR               DEBT FUND          BOND FUND            FUND           INVESTMENT COMPANIES
----------------               ---------          ---------            ----           --------------------
Carol L. Colman..........        none               none               none               Over $100,000
Daniel P. Cronin.........        none               none               none              $10,001-$50,000
Heath B. McLendon........        none               none               none               Over $100,000

As of December 31, 2001, none of the Non-Interested Directors, or his or her immediate family members, beneficially owned or of record any securities in SBAM, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with SBAM.

Each Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Non-Interested Directors of each Company respectively, namely Ms. Colman and Mr. Cronin.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the funds. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the funds, its adviser and affiliates by the independent public accountants. During each fund's most recent fiscal year, the Audit Committee met two times.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by each fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during each fund's most recent fiscal year.

The following table shows the compensation paid by the Company, other Salomon Brothers Mutual Funds and other affiliated mutual funds to each director during the Company's last fiscal year. Mr. McLendon is not compensated for his services as a Director because of his affiliation with SBAM. The Company does not pay retirement benefits to its directors and officers. Officers and interested directors of the Company are compensated by Salomon Smith Barney.


                                                                TOTAL PENSION OR
                                                                   RETIREMENT
                                               AGGREGATE        BENEFITS ACCRUED     COMPENSATION       NUMBER OF FUNDS
                           AGGREGATE          COMPENSATION         AS PART OF        FROM COMPANY      FOR WHICH DIRECTOR
                         COMPENSATION      FROM INSTITUTIONAL       COMPANY        AND FUND COMPLEX      SERVES WITHIN
NAME OF PERSON         FROM SERIES FUNDS      SERIES FUNDS          EXPENSES       PAID TO DIRECTORS      FUND COMPLEX
--------------         -----------------      ------------          --------       -----------------      ------------
Charles F. Barber*...      $8,000.00           $3,126.00             $    0           $91,375.00               14
Carol L. Colman**....       9,003.00            4,500.00                  0            46,625.00                7
Daniel P. Cronin**...       9,003.00            4,500.00                  0            53,200.00                7


---------

*  Mr. Barber became a Director Emeritus on December 31, 2001.

** Designates member of Audit Committee.

At the end of the year in which they attain age 80, Company Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Company Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During each Company's last fiscal year, there was no compensation paid to Directors Emeritus.

No officer, director or employee of SBAM or any of its affiliates receives any compensation from the Company for serving as an officer or director of the Company. Each Company pays each director who is not an interested person, as defined by the 1940 Act, of SBAM or any of its affiliates a fee of $7,000 per annum plus $750 per meeting. All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.

As of April 5, 2002, Directors and officers of each fund, individually and as a group, owned less than 1% of the outstanding shares of their respective funds.

As of April 5, 2002 to the knowledge of the funds and the board of directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned of record more than 5% of the outstanding shares of the funds with the exception of the following:

                                     NAME & ADDRESS
           FUND                        ON ACCOUNT             SHARES HELD    % OF SHARES
           ----                        ----------             -----------    -----------
Emerging Markets Debt Fund   McDermott                       7,686,598.493     48.616
                             c/o Mellon Bank
                             PO Box 360602
                             Pittsburgh PA 15230-4602

                             The Retirement Plan of Conoco   3,299,459.841     20.868
                             Attn: Cynthia Akagi
                             600 N Dairy Ashford
                             Houston TX 77079-1175

                             Grand Lodge of F & AM of PA     2,539,754.619     16.063
                             One North Broad Street
                             Philadelphia PA 19107

                             L-3 Communications Corp         1,451,051.299      9.175
                             Master Trust
                             600 Third Avenue
                             New York NY 10016

High Yield Bond Fund         McDermott                       7,685,042.711     70.635
                             c/o Mellon Bank
                             PO Box 360602
                             Pittsburgh PA 15230-4602

                             The Retirement Plan of Conoco   2,716,748.971     24.970
                             Attn: Cynthia Akagi
                             600 N Dairy Ashford
                             Houston TX 77079-1175

                               INVESTMENT MANAGER

Each fund retains SBAM to act as its investment manager. SBAM serves as the investment manager to numerous individuals and institutions and other investment companies. SBAM is a wholly owned subsidiary of Citigroup Inc.

SBAM serves as investment manager to each fund pursuant to management contracts dated as of November 28, 1997. The management contract between SBAM and each respective fund provides that SBAM shall manage the operations of each fund, subject to policies established by each Company's Board of Directors. Pursuant to the applicable management contract, SBAM manages each fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the fund's officers and directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of fund operations, including custodian, accountants and counsel and other parties performing services or operational functions for each fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services related to each fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. In addition, SBAM pays the compensation of each fund's officers, employees and directors affiliated with SBAM. Each fund bears all other costs of its operations, including the compensation of its directors not affiliated with SBAM.

As compensation for its services, Money Market Fund pays SBAM a monthly fee at an annual rate of .20% of the fund's average daily net assets. SBAM has voluntarily agreed to reduce or otherwise limit the expenses of the fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .25% of the fund's average daily net assets and for a period of at least one year from the date of the Prospectus such expenses shall not exceed .18% of the fund's average daily net assets. For the fiscal years ended December 31, 1999, 2000 and 2001, Money Market Fund paid $0 (which reflects a waiver of

$251,358), $46,168 (which reflects a waiver of $188,200), and $47,761 (which reflects a waiver of $157,220) respectively, for its services.

As compensation for its services, High Yield Bond Fund pays SBAM a monthly fee at an annual rate of .50% of the fund's average daily net assets and Emerging Markets Debt Fund pays SBAM a monthly fee at an annual rate of .70% of the fund's average daily net assets.

For the fiscal years ended February 28, 2000, 2001 and 2002, SBAM waived all or a portion of investment management fees from each of High Yield Bond Fund and Emerging Markets Debt Fund, totalling $140,213, $150,773 and $113,105, and $124,013, $147,430 and $138,332 respectively. SBAM also absorbed an additional $173,188, $205,872 and $0, $84,986, $10,382, $0 and $0 in expenses, for 1998,
1999, 2000 and 2001 respectively.

The management contract has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Non-Interested Directors of the fund's board with such Non-Interested Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of each fund's management contract, the board, including the Non-Interested Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by SBAM or its affiliates in connection with providing services to the fund, compared the fees charged by SBAM to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by SBAM with respect to the fund. The Board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to SBAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of SBAM, as well as research services received by SBAM from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the management contract was in the best interests of the fund and its shareholders. The Non-Interested Directors were advised by separate independent legal counsel throughout the process. A fund or the manager may terminate the management contract on sixty days' written notice without penalty. The management contract will terminate automatically in the event of assignment (as defined in the 1940 Act).

Under the terms of the management contract between each fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of either SBAM or its affiliates or from reckless disregard by it of its obligations and duties under the Management Contract ('disabling conduct'). In addition, High Yield Bond Fund and Emerging Markets Debt Fund will indemnify SBAM and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

Investment decisions for a particular fund are made independently from those for other funds and accounts advised or managed by SBAM. Such other funds and accounts may also invest in the same securities as a fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a fund or the price paid or received by a fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. Each Company's Board of Directors has adopted a

Code of Ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of each fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of SBAM, as the investment adviser to each fund, which policies serve as SBAM's Code of Ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflicts of interest that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a fund. In addition, the Adviser Codes contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Codes also require that access persons obtain preclearance to engage in personal securities transactions with certain exceptions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically. The restrictions contained in the Fund and Adviser Codes are generally inapplicable to transactions in money market securities.

ADMINISTRATOR

Institutional Series Funds and Series Funds currently employ Smith Barney Fund Management LLC ('SBFM') under their applicable administration agreement to provide certain administrative services to the respective funds. Prior to January 1, 1999, Investors Bank and Trust Company ('IBT') provided such administrative services to the Institutional Series. For the fiscal years ended December 31, 1999, 2000 and 2001 Money Market Fund paid administrative fees of $62,839, $59,092 and $51,245 respectively. Fees paid by High Yield Bond Fund for the fiscal years ended February 28, 2000, 2001 and 2002 were $20,582, $18,499 and $29,475 respectively. Fees paid by Emerging Markets Debt Fund for the years ended February 28, 2000, 2001 and 2002 were $23,264, $27,001 and $40,227 respectively.

DISTRIBUTOR

Shares of the funds are offered on a continuous basis and without a sales charge through SSB as distributor pursuant to a distribution agreement between SSB and the funds. SSB receives no remuneration for its services as distributor and is not obligated to sell any specific amount of fund shares.

EXPENSES

Each fund's expenses include taxes, interest, fees and salaries of such fund Directors and officers who are not directors, officers or employees of the fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                                NET ASSET VALUE

In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of each Company's Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the applicable fund.

As stated in the Prospectus, the Money Market Fund seeks to maintain a net asset value of $1.00 per share with respect to the fund and, values the fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in the fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board of Directors of Series Funds has established procedures applicable to the Money Market Fund, reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors deems appropriate and at such intervals as are reasonable in light of current market conditions, of the amortized cost value per share and net asset value per share based upon available indications of market value.

In the event of a deviation of 1/2 of 1% between Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                                     TAXES

TAXATION OF A FUND

The following discussion is a brief summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. The discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Each fund has elected and intends to continue to qualify to be treated as a regulated investment company ('RIC') under Subchapter M of the Code.

Qualification as a RIC requires, among other things, that a fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, United States government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs) or two or more issuers controlled by the fund and engaged in the same, similar or related trades or businesses.

As a RIC, a fund will not be subject to federal income tax on its 'net investment income' (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that the fund distributes at least 90% of the sum of its net investment income and any net tax-exempt interest for such taxable year in accordance with the Code's timing and other requirements. However, a fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income and net capital gain. Each fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in the shareholder's income. Money Market Fund does not expect to recognize any net capital gain.

If any year a fund should fail to qualify under Subchapter M for tax treatment as a RIC, the fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund's earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent that it does not distribute by the end of each calendar year the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income (the excess of its capital gains over its capital losses) for the one year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end.

Emerging Markets Debt Fund and High Yield Bond Fund may each engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a fund and defer recognition of certain of a fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to 'mark-to-market' certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income or gain without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for RIC qualification and avoid both the corporate level tax and the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds, zero-coupon securities or other obligations, such as certain Brady Bonds, having original issue discount (i.e., an amount generally equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

If Emerging Markets Debt Fund or High Yield Bond Fund acquires an equity interest in certain foreign investment entities, referred to as 'passive foreign investment companies,' the fund itself may be subject to U.S. federal income tax and an additional charge in the nature of interest on a portion of any 'excess distribution' from such company or gain from the disposition of its equity interest, even if the distribution or gain is distributed by the fund to its shareholders in a manner that satisfies the requirements referred to above. If the fund were able and elected to treat a passive foreign investment company as a 'qualified electing fund,' in lieu of the treatment described above, the fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements referred to above, the fund's pro rata share of the ordinary earnings and net capital gain of the company, whether or not actually received by the fund. The fund generally should be able to make an alternative election to mark these investments to market annually, resulting in the recognition of ordinary income (rather than capital gain) or ordinary loss, subject to certain limitations on the ability to use any such loss.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time Emerging Markets Debt Fund or High Yield Bond Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Each fund is permitted to carry forward any unused capital losses to be utilized to offset capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) for those years.

At December 31, 2001, Money Market Fund had net capital loss carry-forwards available to offset future gains of $2,578, of which $286 expires on December 31, 2005, $1,748 expires on December 31, 2006, $293 expires on December 31, 2008 and $251 expires on December 31, 2009. At February 28, 2002, High Yield Fund and Emerging Market Debt Fund had net capital loss carry-forwards of $8,122,000 and $1,664,000, respectively.

TAXATION OF UNITED STATES SHAREHOLDERS

The Prospectus describes each fund's policy with respect to distribution of net investment income and any net capital gain. Investors (except in the case of Money Market Fund) should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Shareholders will be notified annually as to the federal tax status of distributions.

Gain or loss on the sale, redemption, exchange or other disposition of fund shares that is treated as a sale under the Code will result in capital gain or loss to shareholders who hold their fund shares as capital assets. Generally, transactions in shares of Money Market Fund are not expected to result in gains or losses, except to the extent that any sales charge is imposed on the redemption of certain shares acquired in an exchange from another fund in which such a charge is applied. Generally, a shareholder's capital gain or loss will be long-term gain or loss if the shares have been held for more than one year. In general, the maximum federal income tax rate imposed on long-term capital gain of individuals with respect to mutual fund shares held for more than one year is 20% (or 18% for shares that have been held for more than five years, and whose holding period began after December 31, 2000). The maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gain (which is taxed at ordinary income rates) is currently 38.6%. With respect to corporate taxpayers, long-term capital gain is currently taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum rate being 35%. If a shareholder sells, redeems, exchanges or otherwise disposes of shares of a fund before he or she has held them for more than six months, any allowable capital loss on such sale, redemption, exchange or other disposition will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. Additionally, any loss realized on a sale, redemption, exchange or other disposition of fund shares generally will be disallowed under 'wash sale' rules to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after such disposition, such as pursuant to reinvestment of dividends in fund shares.

All dividends and distributions to shareholders will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions from net investment income and from net tax-exempt interest, if any, are taxable to shareholders as ordinary income to the extent of the fund's earnings and profits. A portion of High Yield Bond Fund's dividends may qualify for the dividends received deduction available to corporations to the extent it receives dividends from U.S. corporations and satisfies certain holding period and other requirements.

Availability of the dividends received deduction to corporate shareholders is also subject to shareholder holding period requirements, limitations on debt financing, and other tax requirements. Dividends from the other funds will generally not qualify for the dividends-received deduction. Distributions, if any, in excess of a fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and reduction in) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed above. Not later than 60 days after the close of its taxable year, each fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends.

A fund's distributions from its net capital gain that it properly designates as 'capital gain dividends' are taxable to shareholders as long-term capital gain, without regard to how long they have held their fund shares. Capital gain dividends do not qualify for any dividends-received deduction.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the fund on December 31 of the year in which the dividend is declared.

Each fund may be required to withhold federal income tax ('backup withholding') from dividends (including capital gain dividends) and, except in the case of Money Market Fund, redemption proceeds paid to non-corporate shareholders who fail to provide certain information or certifications or are otherwise subject to backup withholding. This tax may be withheld from dividends if (i) the payee fails to furnish the fund with the payee's correct and, when required, properly certified taxpayer identification number (e.g., an individual's social security number), (ii) the Internal Revenue Service ('IRS') or a broker notifies the fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

A fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If Emerging Markets Debt Fund qualifies as a RIC and more than 50% of the value of the fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders. High Yield Bond Fund and Money Market Fund will generally not satisfy the 50% requirement for making this election and therefore will be unable to make it.

For any year that Emerging Markets Debt Fund makes such an election, each shareholder of such fund will be required to include in its income an amount equal to his or her allocable share of qualified income taxes paid by such fund to a foreign country's government and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. However, such shareholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by such fund generally will not be subject to United States federal income tax.

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or, for certain foreign investors, other federal withholding taxes. Statements detailing the tax status of each shareholder's dividends and distributions will be mailed annually.

TAXATION OF FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the Untied States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ('foreign shareholder'), depends on whether the income from a fund is 'effectively connected' with a U.S. trade or business carried on by such shareholder.

If the income from a fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder wouild generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, capital gain dividends and amounts retained by the fund that are designated as undistributed capital gains.

If the income from a fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                                PERFORMANCE DATA

From time to time the fund may include before and after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

           P(1 + T)'pp'n= ATV[u]D
   Where:  P = a hypothetical initial payment of $1,000.
           T = average annual total return (after taxes on distributions). ATV[u]D = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

           P(1 + T)'pp'n= ATV[u]DR
   Where:  P = a hypothetical initial payment of $1,000.
           T = average annual total return (after taxes on
               distributions and redemption).
           n = number of years.
 ATV[u]DR= ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

The performance data represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The following table sets forth the average annual total return for Emerging Markets Debt Fund, High Yield Bond Fund and Money Market Fund for certain periods of time ending February 28, 2002 and December 31, 2001, respectively (in each case, after management fee waiver and reimbursement of certain expenses).

                                                YEAR ENDED       FIVE YEARS ENDED       FROM INCEPTION
                   FUND                      FEBRUARY 28, 2002   FEBRUARY 28, 2002   FEBRUARY 28, 2002(1, 2)
                   ----                      -----------------   -----------------   -----------------------
Emerging Markets Debt Fund.................        14.50%              9.92%                 11.43%
High Yield Bond Fund.......................         2.14%              1.55%                  3.83%

                                               YEAR ENDED       FIVE YEARS ENDED      FROM INCEPTION
                                            DECEMBER 31, 2001   DECEMBER 31, 2001   DECEMBER 31, 2001(3)
                                            -----------------   -----------------   --------------------
Money Market Fund.........................        4.14%               5.41%                4.80%

(1) Emerging Markets Debt Fund's inception was October 17, 1996
(2) High Yield Bond Fund's inception was May 15, 1996
(3) Money Market Fund's inception was December 7, 1990

AGGREGATE TOTAL RETURN

The 'aggregate total return' figures for a fund, as described in the Prospectus, represent the cumulative change in the value of an investment in fund shares of such class for the specified period and are computed by the following formula:

                                     ERV - P
            AGGREGATE TOTAL RETURN = -------
                                        P

Where:   P = a hypothetical initial payment of $10,000.

       ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The following table sets forth the aggregate total return for Emerging Markets Debt Fund, High Yield Bond Fund and Money Market Fund for certain periods of time ending February 28, 2002, and December 31, 2001, respectively (in each case, after management fee waiver and reimbursement of certain expenses).

                                              YEAR ENDED       FIVE YEARS ENDED       FROM INCEPTION
                  FUND                     FEBRUARY 28, 2002   FEBRUARY 28, 2002   FEBRUARY 28, 2002(1, 2)
                  ----                     -----------------   -----------------   -----------------------
Emerging Markets Debt Fund...............        14.50%              60.45%                78.73%
High Yield Bond Fund.....................         2.14%               7.99%                24.31%

                                              YEAR ENDED       FIVE YEARS ENDED       FROM INCEPTION
                                           DECEMBER 31, 2001   DECEMBER 31, 2001    DECEMBER 31, 2001(3)
                                           -----------------   -----------------    --------------------
Money Market Fund........................        4.14%               30.16%               68.01%

(1) Emerging Markets Debt Fund's inception was October 17, 1996
(2) High Yield Bond Fund's inception was May 15, 1996
(3) Money Market Fund's inception was December 7, 1990

YIELD

With respect to Money Market Fund, yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

The current yield for Money Market Fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Money Market Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 356/7 and subtracting 1.

For the seven-day period ended December 31, 2001, the annualized yield and effective yield of the Money Market Fund were 2.12% and 2.14%, respectively.

In periods of declining interest rates Money Market Fund's yield will tend to be somewhat higher than prevailing market rates on short-term obligations, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to Money Market Fund from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's portfolio, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Furthermore, in reports or other communications to shareholders or in advertising materials, performance of fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications including, but not limited to, Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB/Donoghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. The yield of the Money Market Fund may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve System.

A fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any fund.

                       OTHER INFORMATION ABOUT THE FUNDS

Capital Stock. As used in the Prospectus and this SAI, the term 'majority,' when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular fund or any other single portfolio (e.g., approval of investment management contracts), means the vote of the lesser of:
(i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each fund share is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the fund's Board of Directors.

In the event of the liquidation or dissolution of the Institutional Series funds or Series funds, as the case may be, shares of a fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of a fund, of any general assets not attributable to a fund that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Custodian. State Street Bank and Trust Company ('The Custodian') serves as custodian for each fund. The Custodian, among other things: maintains a custody account or accounts in the name of each fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. The custodian does not determine the investment policies of a fund, nor decide which securities a fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The assets of each fund are held under bank custodianship in compliance with the 1940 Act. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

Transfer Agent. PFPC Global Fund Services, Inc. ('PFPC'), located at P.O. Box 9764, Providence, RI 02940-9764, serves as each fund's transfer agent. As the fund's transfer agent, PFPC: registers and processes transfers of the fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, PFPC receives a monthly fee.

Independent Accountants. PricewaterhouseCoopers LLP serves as each fund's independent accountants. PricewaterhouseCoopers provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. The financial statements and financial highlights included or incorporated by reference in the Prospectus and incorporated by reference in this SAI have been incorporated by reference in reliance upon the report of PricewaterhouseCoopers given on the authority of that firm as experts in auditing and accounting. PricewaterhouseCoopers' address is 1177 Avenue of the Americas, New York, New York 10036.

Counsel. Simpson Thacher & Bartlett serves as counsel to each fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909.

Piper Rudnick LLP of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the funds' Prospectus.

Financial Statements. The audited financial statements for Money Market Fund for the fiscal year ended December 31, 2001 as well as the audited financial statements for High Yield Bond Fund and Emerging Markets Debt Fund for the fiscal year ended February 28, 2002 are incorporated herein by reference.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

Aaa -- Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2' and '3' in each generic rating classification from Aa to Caa. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high-quality debt obligations. Capacity to repay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set both above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of short-term obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt Rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

MOODY'S MUNICIPAL BOND RATINGS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements pursuant which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P MUNICIPAL BOND RATINGS

AAA -- is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

MIG-1/VMIG-1 -- Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

MIG-2/VMIG-2 -- Notes which are rated MIG-2/VMIG-2 are of high-quality. Margins of protection are ample though not so large as in the preceding group.

S&P RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 -- Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

FITCH MUNICIPAL BOND RATINGS

AAA -- Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A -- Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

Fitch short-term ratings apply, to debt obligations that are payable on demand or have original maturities of, generally, up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

F-1+ -- Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 -- Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 -- Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such fund. Neither event will require a sale of such security by a fund. However, SBAM will consider such event in its determination of whether such fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

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                                      A-5


                            STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as.......................'r'
The dagger symbol shall be expressed as.....................................'D'
The double dagger symbol shall be expressed as.............................'DD'
*Characters normally expressed as superscript shall be preceded by.........'pp'
Characters normally expressed as subscript shall be preceded by.............[u]